                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                        GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)
                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606


This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the prospectus for the Institutional Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

   Introduction                       B-3
   Other Investments and Practices    B-11
   Investment Restrictions            B-57
   Management                         B-60
   Portfolio Transactions             B-76
   Shares of the Trust                B-79
   Net Asset Value                    B-85
   Taxation                           B-86
   Performance Information            B-98
   Other Information                  B-111
   Financial Statements               B-112
   Appendix A                         1-A
   Appendix B                         1-B

The date of this Additional Statement is May 1, 1997.

GOLDMAN SACHS ASSET MANAGEMENT            GOLDMAN SACHS ASSET
ADVISER TO GOLDMAN SACHS                    MANAGEMENT INTERNATIONAL
 SHORT DURATION TAX-FREE FUND,            ADVISER TO GOLDMAN SACHS
     GOLDMAN SACHS CORE FIXED                   GLOBAL INCOME FUND
 INCOME FUND AND GOLDMAN                  133 PETERBOROUGH COURT
 SACHS HIGH YIELD FUND                    LONDON EC4A 2BB, ENGLAND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS                       GOLDMAN, SACHS & CO.
 MANAGEMENT, L.P.                         DISTRIBUTOR
ADVISER TO GOLDMAN SACHS                     85 BROAD STREET
 ADJUSTABLE RATE GOVERNMENT FUND          NEW YORK, NY 10004
 AND GOLDMAN SACHS SHORT DURATION
 GOVERNMENT FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004                  GOLDMAN, SACHS & CO.
                                          TRANSFER AGENT
                                          4900 SEARS TOWER
                                          CHICAGO, ILLINOIS 60606







                    TOLL FREE (IN U.S.) .......800-621-2550

INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue five classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B. Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Global Income Fund and High Yield Fund are authorized to issue four classes of shares: Institutional Shares, Service Shares, Class A Shares and Class B Shares. Government Income Fund and Municipal Income Fund are each authorized to issue two classes of shares: Class A Shares and Class B Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS


     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the

Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the

Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-thecounter options and all assets used to cover written over-thecounter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a

Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES
----------------------

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain

SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a

Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                  MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010.

Trustee.  President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP

Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045.

Trustee.  Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004.

Treasurer.  Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski, Age 32, One New York Plaza, New York, New York 10004.

Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004.

Secretary.  Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman prior thereto.

Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York  10004.

Assistant Secretary.  Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Freidman, Hoffman & Goodman (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                             Pension or                      Compensation
                             Aggregate       Retirement      from Goldman
                            Compensation  Benefits Accrued   Sachs Funds
                              from the     as of Part of      (including
                              Funds/1/    Trust's Expenses  the Funds)/2/
                            ------------  ----------------  --------------
Name of Trustees
Ashok N. Bakhru                $4,109           $0              $77,375
Marcia L. Beck/3/                  $0           $0                   $0
David B. Ford                      $0           $0                   $0
Douglas C. Grip                    $0           $0                   $0
Paul C. Nagel, Jr./4/          $2,525           $0              $50,500
Alan A. Shuch                      $0           $0                   $0
Jackson W. Smart               $3,169           $0              $65,750
William H. Springer            $3,169           $0              $65,750
Richard P. Strubel             $3,169           $0              $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:


                                 Contractual   Current
Fund                                   Rate*      Rate
----                                   -----      ----

GSAM
  Municipal Income                      .55%      .55%
  Government Income                     .65%      .25%
  Short Duration Tax-Free               .55%      .40%
  Core Fixed Income                     .55%      .40%
  High Yield                            .70%      .65%

GSFM
  Short Duration Government             .65%      .40%
  Adjustable Rate Government            .55%      .40%

GSAMI
  Global Income                         .90%      .59%

----------
* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                        1996        1995        1994
                                        ----        ----        ----
Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

----------
/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.



     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust dated April 30, 1997. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                           1996**    1995*       1994
                           ------    ------      ----

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000

----------
*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:



Fund                                 1996     1995     1994
----                                 ----     ----     ----

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
----------

/(1)/ Core Fund commenced operations on January 5, 1994.

      The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund                  0.05%
Adjustable Rate Fund                            0.05%
Municipal Income Fund                           0.05%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.05%
Core Fund                                       0.05%
Global Income Fund                              0.06%

High Yield Fund                                 0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:

                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0

----------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                           Total                 Total           Brokerage
                                                       Brokerage             Amount of         Commissions
                                         Total       Commissions           Transaction                Paid
                                     Brokerage           Paid to              on which          to Brokers
                                   Commissions        Affiliated           Commissions           Providing
                                         Paid            Persons                  Paid/3/         Research
                                  ===========  =================  ====================      ==============

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $ 2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/      447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/        8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/       43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/       24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/       51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2  Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST

          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of five classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B Shares; (ii) the issuance of four classes of shares of Adjustable Rate
Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; (iii) the issuance of four classes of shares of Global Income Fund and High Yield Fund: Institutional Shares, Service Shares, Class A Shares and Class B Shares; and (iv) the issuance of two classes of Municipal Income Fund and Government Income Fund: Class A Shares and Class B Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A or Class B shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.


          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of April 1, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund -- First Security Bank of Idaho, FBO Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT (6.30%); First Trust of New York, N.A., Mr. Sean Cullen, 100 Wall Street, Suite 1600, New York, NY (11.71%); Foundation for New ERA Philanthropy, Arlin M. Adams, Trustee, 1600 Market Street, 36th Floor, Philadelphia, PA 19102 (8.88%); Fundex Corporation, Attn: Mr. Mitsuru Hashimoto, 1875 S. Grant Street, Suite 1000, San Mateo, CA 94402-2671 (12.40%); State Treasurer/Nebraska Investment Council, Attn: Gayle Ducker, 941 "O" Street, Lincoln, NE 68508 (6.75%); Short Duration Government Fund -- Berko Accounts, 150 East 69th Street, New York, NY 10021-5704 (5.57%); Central Carolina Bank & Trust Co., Mr. Norwood Thomas, Jr., Senior V.P. & T.O., P.O. Box 931, Durham, NC 27702 (7.49%); Norwest Bank Iowa NA, c/o Norwest Bank Minnesota NA, Attn: Betty Gunderson, P.O. Box 1450 NW 6477, Minneapolis, MN 55400-1450 (7.26%); Richfield Bank & Trust Co., Kirchbak Co., Attn: Judith A. Ferguson, 6625 Lyndale Avenue South, Richfield, MN 55423 (12.48%); State Street Bank & Trust Co., Rena Williams, P.O. Box 1992, Boston, MA 02105-992 (34.05%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs

& Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.63%); First Interstate BK - Agent/Amer NB, Stratosphere Corp. Inden 3/9/95, Attn: Rose Robb, 3800 Howard Hughes Parkway, Las Vegas, NV 89193-8588 (8.12%); G-K-G, Inc., Bernard Gassin, 166 Oak Knoll Terrace, Highland Park, IL 60035 (9.23%); Indiana Trust & Investment Management Co., Attn: Tina Taylor, 3930 Edison Lakes Parkway, Suite 250, Mishawaka, IN 46545 (9.69%); Nelda Start, Attn: Mr. Walte Riedel, P.O. Box 903, Orange, TX 77631-0909 (6.80%); Robert A. Cenci, Trust Trustee, GS Profit Sharing Master Trust, Attn: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (16.08%); First National Bank of North Dakota, Attn: Josie Wahl, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.76%); Government Income Fund -Frontier Trust Co. Inc. TR, FBO Dade County Public School, Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (9.52%); Charles Machine Works, Inc., ESOP & Trust Asset Allocation Account, Mike Stodola, Trustee, P.O. Box 66, 1959 West Fir Street, Perry, OK 73077-5803 (7.42%); Bob Smith MD Foundation, 3811 Turtle Creek Centre #2150, Dallas, TX 75219-4454 (6.60%); Core Fund -- Local 234 Electric Workers Retirement Fund, Attn: Ronald D. Carpenter, 10300 Merritt Street, Castroville, CA 95012 (7.20%).

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.


SHAREHOLDER AND TRUSTEE LIABILITY



          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.



                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and
(ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:


                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002


     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS


     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                            PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A or Class B Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
----                              -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                            6.00%       5.94%
  Administration Shares                           5.75%       5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                     5.66%       5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                            6.43%       6.16%
  Administration Shares                           6.19%       5.93%
  Service Shares                                  5.96%       5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                            4.34%       3.71%
  Administration Shares                           4.09%       3.42%
  Service Shares                                  3.84%       3.22%

CORE FUND
  Institutional Shares                            6.60%       6.25%
  Administration Shares                           6.37%       6.03%
  Service Shares                                  6.12%       5.78%

GLOBAL INCOME FUND
  Institutional Shares                            5.20%       4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                     4.54%       4.08%
  Class B Shares                                  4.23%       3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                  4.21%       3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                  3.68%       3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                  6.04%       4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                  5.57%       4.48%

                                  DISTRIBUTION RATE

                                                        30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period                 Rate          Rate/1/
----                              -----------         -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                  5.87%           5.81%
  Administration Shares                                 5.62%           5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                            5.62%           5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.24%           5.97%
  Administration Shares                                 6.00%           5.72%
  Service Shares                                        5.78%           5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.19%           3.56%
  Administration Shares                                 3.94%           3.28%
  Service Shares                                        3.69%           3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                        4.27%           3.59%
  -assumes no sales charge
  Class B Shares                                        3.53%           3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                        6.33%           5.00%
  -assumes no sales charge
  Class B Shares                                        5.58%           4.50%

CORE FUND
  Institutional Shares                                  6.46%           6.12%
  Administration Shares                                 6.23%           5.89%
  Service Shares                                        5.98%           5.63%

GLOBAL INCOME FUND
     Institutional Fund                                 5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                            5.44%           4.96%
   Class B Shares                                       5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                  Pro-Forma
                              Investment       Tax-Equivalent     Tax-Equivalent
Fund                          Period           Rate               Yield/1/
----                          ----------       --------------     --------------

                              30-Days
                              ended
                              10/31/96
SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                           6.94%              5.89%
      Administration Shares                       6.52%              5.43%
      Service Shares                              6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                  7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                  5.84%              5.12%

----------

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.


     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                Average Annual
                                                                                ---------------
                                                                    With Fee      Without Fee
                                                                   Reductions     Reductions
                                                                     and/or         and/or
                                  Investment      Investment        Expense         Expense
Fund                                 Date           Period        Limitations     Limitations
--------------------------------  -----------  -----------------  ------------  ---------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/  ended 10/31/96            5.32%            5.19%

                                      11/1/95  one year ended
                                               10/31/96                  6.86%            6.80%

                                      11/1/91  five years ended
                                               10/31/96                  5.13%            5.05%

  Administration Shares           4/15/93/1b/  ended 10/31/96            4.69%            4.64%

                                      11/1/95  one year ended
                                               10/31/96                  6.60%            6.53%

  Service Shares/1c/                                                     N/A              N/A

  Class A Shares                  5/12/95/1d/  ended 10/31/96

 Assumes 1.5% Sales Charge                                               5.29%            4.96%
 Assumes No Sales Charge                                                 6.40%            6.07%
                                      11/1/95  one year ended
 Assumes 1.5% Sales Charge                     10/31/96                  4.99%            4.66%
 Assumes No Sales Charge                                                 6.60%            6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/  ended 10/31/96            7.24%            6.84%

                                      11/1/95  one year ended
                                               10/31/96                  6.75%            6.47%

                                      11/1/91  five years
                                               ended 10/31/96            5.67%            5.44%

Administration Shares             2/28/96/2b/  ended 10/31/96            4.00%            3.82%

Service Shares                    4/10/96/2b/  ended 10/31/96            4.35%            4.20%


                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                                                           ---------------
                                                               With Fee      Without Fee
                                                              Reductions     Reductions
                                                                and/or         and/or
                                Investment     Investment      Expense         Expense
Fund                               Date          Period      Limitations     Limitations
------------------------------  -----------  --------------  ------------  ---------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/  ended 10/31/96         4.21%            3.71%

                                    11/1/95  one year ended
                                             10/31/96               4.50%            3.92%

  Administration Shares         5/20/93/3b/  ended 10/31/96         3.51%            3.15%

                                    11/1/95  one year ended
                                             10/31/96               4.24%            3.66%

  Service Shares                9/20/94/3c/  ended 10/31/96         4.36%            3.92%

                                    11/1/95  one year ended
                                             10/31/96               3.98%            3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/  10/31/96               6.34%            5.70%

                                    11/1/95  one year ended
                                             10/31/96               5.98%            5.58%

  Administration Shares         2/28/96/4b/  ended
                                             10/31/96               3.56%            3.29%

  Service Shares                3/13/96/4b/  ended
                                             10/31/96               4.90%            4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                ---------------------------------------------------------------
                                                                     With Fee      Without Fee
                                                                    Reductions      Reductions
                                                                      and/or          and/or
                                Investment       Investment           Expense        Expense
Fund                               Date            Period           Limitations    Limitations
----                            -----------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/  ended 10/31/96

   Assumes 4.5% Sales Charge                                                7.08%         6.76%
   Assumes No Sales Charge                                                  8.02%         7.71%

   Assumes 4.5% Sales Charge        11/1/95  one year                       6.08%         5.57%
   Assumes No Sales Charge                   ended 10/31/96                11.05%        10.53%

   Assumes 4.5% Sales Charge        11/1/91  five years                     7.02%         6.73%
   Assumes No Sales Charge                   ended 10/31/96                 8.01%         7.69%

  Class B Shares/5b/                 5/1/96  ended 10/31/96/5d/             6.24%         6.01%

  Institutional Shares           8/1/95/5e/  ended 10/31/96                12.95%        12.45%

                                    11/1/95  one year
                                             ended 10/31/96                11.55%        11.05%

  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/  ended 10/31/96
   Assumes 4.5% Sales Charge                                                3.80%         2.78%
   Assumes No Sales Charge                                                  5.27%         4.23%


                                    11/1/95  ended 10/31/96

   Assumes 4.5% Sales Charge                                                1.35%         0.65%
   Assumes No Sales Charge                                                  6.13%         5.40%

  Class B Shares/6b/                 5/1/96  ended 10/31/96                 4.40%         4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                Average Annual
                            ---------------------------------------------------------
                                                             With Fee    Without Fee
                                                            Reductions    Reductions
                                                              and/or        and/or
                             Investment     Investment       Expense       Expense
Fund                            Date          Period       Limitations   Limitations
--------------------------  ------------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares              2/10/93/7a/   ended 10/31/96
 Assumes 4.5% Sales Charge                                    5.41%         2.92%
 Assumes No Sales Charge                                      6.72%         4.21%

                                11/1/95   ended 10/31/96
 Assumes 4.5% Sales Charge                                    1.06%        -0.33%
 Assumes No Sales Charge                                      5.80%         4.35%

Class B Shares/7b/               5/1/96   ended 10/31/96      4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d Class A shares of Adjustable Rate Fund commenced operations on May 12, 1995. 2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a  Institutional Shares of Core Fund commenced operations on January 5, 1994.

4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a Class A Shares of Global Income Fund commenced operations on August 2, 1991. 5b Class B Shares of Global Income Fund commenced operations on May 1, 1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a  Class A shares of Municipal Income Fund commenced operations on July 20,
    1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

     The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION



     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

          The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================

                                   APPENDIX A



           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad

----------
   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

                                      1-A
times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

                                      3-A

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

                                      4-A

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by

                                      5-A

Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      6-A

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating

                                      7-A
category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                 DD:  Defaulted debt obligations.  Issuer failed
to meet scheduled principal and/or interest payment.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

                                      9-A

DUFF 1 MINUS:  High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

 - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                             ADMINISTRATION SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND

                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Administration Shares of each of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Core Fixed Income Fund, each dated May 1, 1997, as amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Administration Shares for the benefit of their customers, or from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below. Goldman Sachs Global Income Fund does not offer Administration Shares.

                               TABLE OF CONTENTS

   Introduction                       B-3
   Other Investments and Practices    B-11
   Investment Restrictions            B-57
   Management                         B-60
   Portfolio Transactions             B-76
   Shares of the Trust                B-79
   Net Asset Value                    B-85
   Taxation                           B-86
   Performance Information            B-98
   Other Information                  B-111
   Financial Statements               B-112
   Administration Plan                B-113
   Appendix A                         1-A
   Appendix B                         1-B

The date of this Additional Statement is May 1, 1997.

GOLDMAN SACHS ASSET MANAGEMENT            GOLDMAN, SACHS & CO.
ADVISER TO GOLDMAN SACHS                  DISTRIBUTOR
 SHORT DURATION TAX-FREE FUND             85 BROAD STREET
 AND GOLDMAN SACHS CORE FIXED             NEW YORK, NEW YORK 10004
 INCOME FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS                       GOLDMAN, SACHS & CO.
 MANAGEMENT, L.P.                         TRANSFER AGENT
ADVISER TO GOLDMAN SACHS                  4900 SEARS TOWER
 ADJUSTABLE RATE GOVERNMENT FUND          CHICAGO, ILLINOIS 60606
  AND GOLDMAN SACHS SHORT DURATION
  GOVERNMENT FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004


                         TOLL FREE .......800-621-2550

INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue five classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B. Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Global Income Fund and High Yield Fund are authorized to issue four classes of shares: Institutional Shares, Service Shares, Class A Shares and Class B Shares. Government Income Fund and Municipal Income Fund are each authorized to issue two classes of shares: Class A Shares and Class B Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS


     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the

Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the

Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-thecounter options and all assets used to cover written over-thecounter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a

Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES
----------------------

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain

SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a

Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                  MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010.

Trustee.  President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP

Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045.

Trustee.  Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004.

Treasurer.  Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski, Age 32, One New York Plaza, New York, New York 10004.

Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004.

Secretary.  Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman prior thereto.

Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York  10004.

Assistant Secretary.  Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Freidman, Hoffman & Goodman (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                             Pension or                      Compensation
                             Aggregate       Retirement      from Goldman
                            Compensation  Benefits Accrued   Sachs Funds
                              from the     as of Part of      (including
                              Funds/1/    Trust's Expenses  the Funds)/2/
                            ------------  ----------------  --------------
Name of Trustees
Ashok N. Bakhru                $4,109           $0              $77,375
Marcia L. Beck/3/                  $0           $0                   $0
David B. Ford                      $0           $0                   $0
Douglas C. Grip                    $0           $0                   $0
Paul C. Nagel, Jr./4/          $2,525           $0              $50,500
Alan A. Shuch                      $0           $0                   $0
Jackson W. Smart               $3,169           $0              $65,750
William H. Springer            $3,169           $0              $65,750
Richard P. Strubel             $3,169           $0              $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:


                                 Contractual   Current
Fund                                   Rate*      Rate
----                                   -----      ----

GSAM
  Municipal Income                      .55%      .55%
  Government Income                     .65%      .25%
  Short Duration Tax-Free               .55%      .40%
  Core Fixed Income                     .55%      .40%
  High Yield                            .70%      .65%

GSFM
  Short Duration Government             .65%      .40%
  Adjustable Rate Government            .55%      .40%

GSAMI
  Global Income                         .90%      .59%

----------
* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                        1996        1995        1994
                                        ----        ----        ----
Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

----------
/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.



     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust dated April 30, 1997. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                           1996**    1995*       1994
                           ------    ------      ----

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000

----------
*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:



Fund                                 1996     1995     1994
----                                 ----     ----     ----

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
----------

/(1)/ Core Fund commenced operations on January 5, 1994.

      The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund                  0.05%
Adjustable Rate Fund                            0.05%
Municipal Income Fund                           0.05%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.05%
Core Fund                                       0.05%
Global Income Fund                              0.06%

High Yield Fund                                 0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:

                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0

----------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                           Total                 Total           Brokerage
                                                       Brokerage             Amount of         Commissions
                                         Total       Commissions           Transaction                Paid
                                     Brokerage           Paid to              on which          to Brokers
                                   Commissions        Affiliated           Commissions           Providing
                                         Paid            Persons                  Paid/3/         Research
                                  ===========  =================  ====================      ==============

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $ 2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/      447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/        8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/       43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/       24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/       51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2  Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST

          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of five classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B Shares; (ii) the issuance of four classes of shares of Adjustable Rate
Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; (iii) the issuance of four classes of shares of Global Income Fund and High Yield Fund: Institutional Shares, Service Shares, Class A Shares and Class B Shares; and (iv) the issuance of two classes of Municipal Income Fund and Government Income Fund: Class A Shares and Class B Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A or Class B shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.


          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of April 1, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund -- First Security Bank of Idaho, FBO Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT (6.30%); First Trust of New York, N.A., Mr. Sean Cullen, 100 Wall Street, Suite 1600, New York, NY (11.71%); Foundation for New ERA Philanthropy, Arlin M. Adams, Trustee, 1600 Market Street, 36th Floor, Philadelphia, PA 19102 (8.88%); Fundex Corporation, Attn: Mr. Mitsuru Hashimoto, 1875 S. Grant Street, Suite 1000, San Mateo, CA 94402-2671 (12.40%); State Treasurer/Nebraska Investment Council, Attn: Gayle Ducker, 941 "O" Street, Lincoln, NE 68508 (6.75%); Short Duration Government Fund -- Berko Accounts, 150 East 69th Street, New York, NY 10021-5704 (5.57%); Central Carolina Bank & Trust Co., Mr. Norwood Thomas, Jr., Senior V.P. & T.O., P.O. Box 931, Durham, NC 27702 (7.49%); Norwest Bank Iowa NA, c/o Norwest Bank Minnesota NA, Attn: Betty Gunderson, P.O. Box 1450 NW 6477, Minneapolis, MN 55400-1450 (7.26%); Richfield Bank & Trust Co., Kirchbak Co., Attn: Judith A. Ferguson, 6625 Lyndale Avenue South, Richfield, MN 55423 (12.48%); State Street Bank & Trust Co., Rena Williams, P.O. Box 1992, Boston, MA 02105-992 (34.05%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs

& Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.63%); First Interstate BK - Agent/Amer NB, Stratosphere Corp. Inden 3/9/95, Attn: Rose Robb, 3800 Howard Hughes Parkway, Las Vegas, NV 89193-8588 (8.12%); G-K-G, Inc., Bernard Gassin, 166 Oak Knoll Terrace, Highland Park, IL 60035 (9.23%); Indiana Trust & Investment Management Co., Attn: Tina Taylor, 3930 Edison Lakes Parkway, Suite 250, Mishawaka, IN 46545 (9.69%); Nelda Start, Attn: Mr. Walte Riedel, P.O. Box 903, Orange, TX 77631-0909 (6.80%); Robert A. Cenci, Trust Trustee, GS Profit Sharing Master Trust, Attn: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (16.08%); First National Bank of North Dakota, Attn: Josie Wahl, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.76%); Government Income Fund -Frontier Trust Co. Inc. TR, FBO Dade County Public School, Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (9.52%); Charles Machine Works, Inc., ESOP & Trust Asset Allocation Account, Mike Stodola, Trustee, P.O. Box 66, 1959 West Fir Street, Perry, OK 73077-5803 (7.42%); Bob Smith MD Foundation, 3811 Turtle Creek Centre #2150, Dallas, TX 75219-4454 (6.60%); Core Fund -- Local 234 Electric Workers Retirement Fund, Attn: Ronald D. Carpenter, 10300 Merritt Street, Castroville, CA 95012 (7.20%).

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.


SHAREHOLDER AND TRUSTEE LIABILITY



          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.



                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and
(ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:


                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002


     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS


     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                            PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A or Class B Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
----                              -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                            6.00%       5.94%
  Administration Shares                           5.75%       5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                     5.66%       5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                            6.43%       6.16%
  Administration Shares                           6.19%       5.93%
  Service Shares                                  5.96%       5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                            4.34%       3.71%
  Administration Shares                           4.09%       3.42%
  Service Shares                                  3.84%       3.22%

CORE FUND
  Institutional Shares                            6.60%       6.25%
  Administration Shares                           6.37%       6.03%
  Service Shares                                  6.12%       5.78%

GLOBAL INCOME FUND
  Institutional Shares                            5.20%       4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                     4.54%       4.08%
  Class B Shares                                  4.23%       3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                  4.21%       3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                  3.68%       3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                  6.04%       4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                  5.57%       4.48%

                                  DISTRIBUTION RATE

                                                        30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period                 Rate          Rate/1/
----                              -----------         -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                  5.87%           5.81%
  Administration Shares                                 5.62%           5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                            5.62%           5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.24%           5.97%
  Administration Shares                                 6.00%           5.72%
  Service Shares                                        5.78%           5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.19%           3.56%
  Administration Shares                                 3.94%           3.28%
  Service Shares                                        3.69%           3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                        4.27%           3.59%
  -assumes no sales charge
  Class B Shares                                        3.53%           3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                        6.33%           5.00%
  -assumes no sales charge
  Class B Shares                                        5.58%           4.50%

CORE FUND
  Institutional Shares                                  6.46%           6.12%
  Administration Shares                                 6.23%           5.89%
  Service Shares                                        5.98%           5.63%

GLOBAL INCOME FUND
     Institutional Fund                                 5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                            5.44%           4.96%
   Class B Shares                                       5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                  Pro-Forma
                              Investment       Tax-Equivalent     Tax-Equivalent
Fund                          Period           Rate               Yield/1/
----                          ----------       --------------     --------------

                              30-Days
                              ended
                              10/31/96
SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                           6.94%              5.89%
      Administration Shares                       6.52%              5.43%
      Service Shares                              6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                  7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                  5.84%              5.12%

----------

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.


     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                Average Annual
                                                                                ---------------
                                                                    With Fee      Without Fee
                                                                   Reductions     Reductions
                                                                     and/or         and/or
                                  Investment      Investment        Expense         Expense
Fund                                 Date           Period        Limitations     Limitations
--------------------------------  -----------  -----------------  ------------  ---------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/  ended 10/31/96            5.32%            5.19%

                                      11/1/95  one year ended
                                               10/31/96                  6.86%            6.80%

                                      11/1/91  five years ended
                                               10/31/96                  5.13%            5.05%

  Administration Shares           4/15/93/1b/  ended 10/31/96            4.69%            4.64%

                                      11/1/95  one year ended
                                               10/31/96                  6.60%            6.53%

  Service Shares/1c/                                                     N/A              N/A

  Class A Shares                  5/12/95/1d/  ended 10/31/96

 Assumes 1.5% Sales Charge                                               5.29%            4.96%
 Assumes No Sales Charge                                                 6.40%            6.07%
                                      11/1/95  one year ended
 Assumes 1.5% Sales Charge                     10/31/96                  4.99%            4.66%
 Assumes No Sales Charge                                                 6.60%            6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/  ended 10/31/96            7.24%            6.84%

                                      11/1/95  one year ended
                                               10/31/96                  6.75%            6.47%

                                      11/1/91  five years
                                               ended 10/31/96            5.67%            5.44%

Administration Shares             2/28/96/2b/  ended 10/31/96            4.00%            3.82%

Service Shares                    4/10/96/2b/  ended 10/31/96            4.35%            4.20%


                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                                                           ---------------
                                                               With Fee      Without Fee
                                                              Reductions     Reductions
                                                                and/or         and/or
                                Investment     Investment      Expense         Expense
Fund                               Date          Period      Limitations     Limitations
------------------------------  -----------  --------------  ------------  ---------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/  ended 10/31/96         4.21%            3.71%

                                    11/1/95  one year ended
                                             10/31/96               4.50%            3.92%

  Administration Shares         5/20/93/3b/  ended 10/31/96         3.51%            3.15%

                                    11/1/95  one year ended
                                             10/31/96               4.24%            3.66%

  Service Shares                9/20/94/3c/  ended 10/31/96         4.36%            3.92%

                                    11/1/95  one year ended
                                             10/31/96               3.98%            3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/  10/31/96               6.34%            5.70%

                                    11/1/95  one year ended
                                             10/31/96               5.98%            5.58%

  Administration Shares         2/28/96/4b/  ended
                                             10/31/96               3.56%            3.29%

  Service Shares                3/13/96/4b/  ended
                                             10/31/96               4.90%            4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                ---------------------------------------------------------------
                                                                     With Fee      Without Fee
                                                                    Reductions      Reductions
                                                                      and/or          and/or
                                Investment       Investment           Expense        Expense
Fund                               Date            Period           Limitations    Limitations
----                            -----------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/  ended 10/31/96

   Assumes 4.5% Sales Charge                                                7.08%         6.76%
   Assumes No Sales Charge                                                  8.02%         7.71%

   Assumes 4.5% Sales Charge        11/1/95  one year                       6.08%         5.57%
   Assumes No Sales Charge                   ended 10/31/96                11.05%        10.53%

   Assumes 4.5% Sales Charge        11/1/91  five years                     7.02%         6.73%
   Assumes No Sales Charge                   ended 10/31/96                 8.01%         7.69%

  Class B Shares/5b/                 5/1/96  ended 10/31/96/5d/             6.24%         6.01%

  Institutional Shares           8/1/95/5e/  ended 10/31/96                12.95%        12.45%

                                    11/1/95  one year
                                             ended 10/31/96                11.55%        11.05%

  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/  ended 10/31/96
   Assumes 4.5% Sales Charge                                                3.80%         2.78%
   Assumes No Sales Charge                                                  5.27%         4.23%


                                    11/1/95  ended 10/31/96

   Assumes 4.5% Sales Charge                                                1.35%         0.65%
   Assumes No Sales Charge                                                  6.13%         5.40%

  Class B Shares/6b/                 5/1/96  ended 10/31/96                 4.40%         4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                Average Annual
                            ---------------------------------------------------------
                                                             With Fee    Without Fee
                                                            Reductions    Reductions
                                                              and/or        and/or
                             Investment     Investment       Expense       Expense
Fund                            Date          Period       Limitations   Limitations
--------------------------  ------------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares              2/10/93/7a/   ended 10/31/96
 Assumes 4.5% Sales Charge                                    5.41%         2.92%
 Assumes No Sales Charge                                      6.72%         4.21%

                                11/1/95   ended 10/31/96
 Assumes 4.5% Sales Charge                                    1.06%        -0.33%
 Assumes No Sales Charge                                      5.80%         4.35%

Class B Shares/7b/               5/1/96   ended 10/31/96      4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d Class A shares of Adjustable Rate Fund commenced operations on May 12, 1995. 2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a  Institutional Shares of Core Fund commenced operations on January 5, 1994.

4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a Class A Shares of Global Income Fund commenced operations on August 2, 1991. 5b Class B Shares of Global Income Fund commenced operations on May 1, 1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a  Class A shares of Municipal Income Fund commenced operations on July 20,
    1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

     The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION



     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

          The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus.

                              ADMINISTRATION PLAN

         Each Fund has adopted an administration plan (the "Plan") with respect to its Administration Shares which authorizes it to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plans, a Fund enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements").
Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Administration Shares of a Fund,
(c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Administration Shares of a Fund and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in shares by customers. As compensation for such services, a Fund will pay each Service Organization an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of such Fund attributable to or held in the name of such Service Organization. For the fiscal years ended October 31, 1996, 1995 and 1994, administration fees accrued by the Funds were as follows:

Fund                               1996    1995     1994
--------------------------------  ------  -------  -------

Adjustable Rate Fund              $9,833  $12,632  $17,648
Core Fund                         $  741  *        *
Short Duration Government Fund    $  107  $   425  $28,422
Short Duration Tax-Free Fund      $  129  $ 1,244  $13,825
------------------

* No Administration Shares of Core Fund were outstanding at October 31, 1995 and October 31, 1994.


     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Administration Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

     The Plans with respect to Adjustable Rate Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Administration Shares of each Fund. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997. The Plans and Service Agreements will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Administration Shareholders of the applicable Fund and all material amendments of the Plans must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Administration Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Administration Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Fund's Plan will benefit such Fund and the holders of its Administration Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider continued appropriateness and the level of compensation provided therein.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================

                                   APPENDIX A



           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad

----------
   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

                                      1-A
times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

                                      3-A

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

                                      4-A

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by

                                      5-A

Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      6-A

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating

                                      7-A
category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                 DD:  Defaulted debt obligations.  Issuer failed
to meet scheduled principal and/or interest payment.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

                                      9-A

DUFF 1 MINUS:  High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

 - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606


     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Service Shares of each of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, each dated May 1, 1997, as amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, or by calling Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

   Introduction                       B-3
   Other Investments and Practices    B-11
   Investment Restrictions            B-57
   Management                         B-60
   Portfolio Transactions             B-76
   Shares of the Trust                B-79
   Net Asset Value                    B-85
   Taxation                           B-86
   Performance Information            B-98
   Other Information                  B-111
   Financial Statements               B-112
   Service Plan                       B-113
   Appendix A                         1-A
   Appendix B                         1-B

The date of this Additional Statement is May 1, 1997.

GOLDMAN SACHS ASSET MANAGEMENT      GOLDMAN SACHS ASSET MANAGEMENT
    ADVISER TO GOLDMAN SACHS SHORT          INTERNATIONAL
  DURATION TAX-FREE FUND,              ADVISER TO GOLDMAN SACHS
  GOLDMAN SACHS CORE FIXED              GLOBAL INCOME FUND
  INCOME FUND AND GOLDMAN           133 PETERBOROUGH COURT
SACHS HIGH YIELD FUND               LONDON EC4A 2BB, ENGLAND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS                 GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                    DISTRIBUTOR
    ADVISER TO GOLDMAN SACHS            85 BROAD STREET
  ADJUSTABLE RATE GOVERNMENT        NEW YORK, NEW YORK  10004
  FUND AND GOLDMAN SACHS SHORT
  DURATION GOVERNMENT FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004            GOLDMAN, SACHS & CO.
                                    TRANSFER AGENT
                                    4900 SEARS TOWER
                                    CHICAGO, ILLINOIS 60606


                    TOLL FREE (IN U.S.) .......800-621-2550

INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue five classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B. Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Global Income Fund and High Yield Fund are authorized to issue four classes of shares: Institutional Shares, Service Shares, Class A Shares and Class B Shares. Government Income Fund and Municipal Income Fund are each authorized to issue two classes of shares: Class A Shares and Class B Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS


     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the

Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the

Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-thecounter options and all assets used to cover written over-thecounter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a

Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES
----------------------

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain

SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a

Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                  MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010.

Trustee.  President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP

Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045.

Trustee.  Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004.

Treasurer.  Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski, Age 32, One New York Plaza, New York, New York 10004.

Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004.

Secretary.  Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman prior thereto.

Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York  10004.

Assistant Secretary.  Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Freidman, Hoffman & Goodman (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                             Pension or                      Compensation
                             Aggregate       Retirement      from Goldman
                            Compensation  Benefits Accrued   Sachs Funds
                              from the     as of Part of      (including
                              Funds/1/    Trust's Expenses  the Funds)/2/
                            ------------  ----------------  --------------
Name of Trustees
Ashok N. Bakhru                $4,109           $0              $77,375
Marcia L. Beck/3/                  $0           $0                   $0
David B. Ford                      $0           $0                   $0
Douglas C. Grip                    $0           $0                   $0
Paul C. Nagel, Jr./4/          $2,525           $0              $50,500
Alan A. Shuch                      $0           $0                   $0
Jackson W. Smart               $3,169           $0              $65,750
William H. Springer            $3,169           $0              $65,750
Richard P. Strubel             $3,169           $0              $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:


                                 Contractual   Current
Fund                                   Rate*      Rate
----                                   -----      ----

GSAM
  Municipal Income                      .55%      .55%
  Government Income                     .65%      .25%
  Short Duration Tax-Free               .55%      .40%
  Core Fixed Income                     .55%      .40%
  High Yield                            .70%      .65%

GSFM
  Short Duration Government             .65%      .40%
  Adjustable Rate Government            .55%      .40%

GSAMI
  Global Income                         .90%      .59%

----------
* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                        1996        1995        1994
                                        ----        ----        ----
Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

----------
/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.



     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust dated April 30, 1997. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                           1996**    1995*       1994
                           ------    ------      ----

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000

----------
*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:



Fund                                 1996     1995     1994
----                                 ----     ----     ----

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
----------

/(1)/ Core Fund commenced operations on January 5, 1994.

      The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund                  0.05%
Adjustable Rate Fund                            0.05%
Municipal Income Fund                           0.05%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.05%
Core Fund                                       0.05%
Global Income Fund                              0.06%

High Yield Fund                                 0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:

                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0

----------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                           Total                 Total           Brokerage
                                                       Brokerage             Amount of         Commissions
                                         Total       Commissions           Transaction                Paid
                                     Brokerage           Paid to              on which          to Brokers
                                   Commissions        Affiliated           Commissions           Providing
                                         Paid            Persons                  Paid/3/         Research
                                  ===========  =================  ====================      ==============

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $ 2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/      447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/        8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/       43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/       24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/       51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2  Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST

          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of five classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B Shares; (ii) the issuance of four classes of shares of Adjustable Rate
Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; (iii) the issuance of four classes of shares of Global Income Fund and High Yield Fund: Institutional Shares, Service Shares, Class A Shares and Class B Shares; and (iv) the issuance of two classes of Municipal Income Fund and Government Income Fund: Class A Shares and Class B Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A or Class B shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.


          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of April 1, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund -- First Security Bank of Idaho, FBO Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT (6.30%); First Trust of New York, N.A., Mr. Sean Cullen, 100 Wall Street, Suite 1600, New York, NY (11.71%); Foundation for New ERA Philanthropy, Arlin M. Adams, Trustee, 1600 Market Street, 36th Floor, Philadelphia, PA 19102 (8.88%); Fundex Corporation, Attn: Mr. Mitsuru Hashimoto, 1875 S. Grant Street, Suite 1000, San Mateo, CA 94402-2671 (12.40%); State Treasurer/Nebraska Investment Council, Attn: Gayle Ducker, 941 "O" Street, Lincoln, NE 68508 (6.75%); Short Duration Government Fund -- Berko Accounts, 150 East 69th Street, New York, NY 10021-5704 (5.57%); Central Carolina Bank & Trust Co., Mr. Norwood Thomas, Jr., Senior V.P. & T.O., P.O. Box 931, Durham, NC 27702 (7.49%); Norwest Bank Iowa NA, c/o Norwest Bank Minnesota NA, Attn: Betty Gunderson, P.O. Box 1450 NW 6477, Minneapolis, MN 55400-1450 (7.26%); Richfield Bank & Trust Co., Kirchbak Co., Attn: Judith A. Ferguson, 6625 Lyndale Avenue South, Richfield, MN 55423 (12.48%); State Street Bank & Trust Co., Rena Williams, P.O. Box 1992, Boston, MA 02105-992 (34.05%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs

& Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.63%); First Interstate BK - Agent/Amer NB, Stratosphere Corp. Inden 3/9/95, Attn: Rose Robb, 3800 Howard Hughes Parkway, Las Vegas, NV 89193-8588 (8.12%); G-K-G, Inc., Bernard Gassin, 166 Oak Knoll Terrace, Highland Park, IL 60035 (9.23%); Indiana Trust & Investment Management Co., Attn: Tina Taylor, 3930 Edison Lakes Parkway, Suite 250, Mishawaka, IN 46545 (9.69%); Nelda Start, Attn: Mr. Walte Riedel, P.O. Box 903, Orange, TX 77631-0909 (6.80%); Robert A. Cenci, Trust Trustee, GS Profit Sharing Master Trust, Attn: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (16.08%); First National Bank of North Dakota, Attn: Josie Wahl, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.76%); Government Income Fund -Frontier Trust Co. Inc. TR, FBO Dade County Public School, Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (9.52%); Charles Machine Works, Inc., ESOP & Trust Asset Allocation Account, Mike Stodola, Trustee, P.O. Box 66, 1959 West Fir Street, Perry, OK 73077-5803 (7.42%); Bob Smith MD Foundation, 3811 Turtle Creek Centre #2150, Dallas, TX 75219-4454 (6.60%); Core Fund -- Local 234 Electric Workers Retirement Fund, Attn: Ronald D. Carpenter, 10300 Merritt Street, Castroville, CA 95012 (7.20%).

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.


SHAREHOLDER AND TRUSTEE LIABILITY



          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.



                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and
(ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:


                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002


     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS


     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                            PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A or Class B Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
----                              -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                            6.00%       5.94%
  Administration Shares                           5.75%       5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                     5.66%       5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                            6.43%       6.16%
  Administration Shares                           6.19%       5.93%
  Service Shares                                  5.96%       5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                            4.34%       3.71%
  Administration Shares                           4.09%       3.42%
  Service Shares                                  3.84%       3.22%

CORE FUND
  Institutional Shares                            6.60%       6.25%
  Administration Shares                           6.37%       6.03%
  Service Shares                                  6.12%       5.78%

GLOBAL INCOME FUND
  Institutional Shares                            5.20%       4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                     4.54%       4.08%
  Class B Shares                                  4.23%       3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                  4.21%       3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                  3.68%       3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                  6.04%       4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                  5.57%       4.48%

                                  DISTRIBUTION RATE

                                                        30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period                 Rate          Rate/1/
----                              -----------         -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                  5.87%           5.81%
  Administration Shares                                 5.62%           5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                            5.62%           5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.24%           5.97%
  Administration Shares                                 6.00%           5.72%
  Service Shares                                        5.78%           5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.19%           3.56%
  Administration Shares                                 3.94%           3.28%
  Service Shares                                        3.69%           3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                        4.27%           3.59%
  -assumes no sales charge
  Class B Shares                                        3.53%           3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                        6.33%           5.00%
  -assumes no sales charge
  Class B Shares                                        5.58%           4.50%

CORE FUND
  Institutional Shares                                  6.46%           6.12%
  Administration Shares                                 6.23%           5.89%
  Service Shares                                        5.98%           5.63%

GLOBAL INCOME FUND
     Institutional Fund                                 5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                            5.44%           4.96%
   Class B Shares                                       5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                  Pro-Forma
                              Investment       Tax-Equivalent     Tax-Equivalent
Fund                          Period           Rate               Yield/1/
----                          ----------       --------------     --------------

                              30-Days
                              ended
                              10/31/96
SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                           6.94%              5.89%
      Administration Shares                       6.52%              5.43%
      Service Shares                              6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                  7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                  5.84%              5.12%

----------

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.


     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                Average Annual
                                                                                ---------------
                                                                    With Fee      Without Fee
                                                                   Reductions     Reductions
                                                                     and/or         and/or
                                  Investment      Investment        Expense         Expense
Fund                                 Date           Period        Limitations     Limitations
--------------------------------  -----------  -----------------  ------------  ---------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/  ended 10/31/96            5.32%            5.19%

                                      11/1/95  one year ended
                                               10/31/96                  6.86%            6.80%

                                      11/1/91  five years ended
                                               10/31/96                  5.13%            5.05%

  Administration Shares           4/15/93/1b/  ended 10/31/96            4.69%            4.64%

                                      11/1/95  one year ended
                                               10/31/96                  6.60%            6.53%

  Service Shares/1c/                                                     N/A              N/A

  Class A Shares                  5/12/95/1d/  ended 10/31/96

 Assumes 1.5% Sales Charge                                               5.29%            4.96%
 Assumes No Sales Charge                                                 6.40%            6.07%
                                      11/1/95  one year ended
 Assumes 1.5% Sales Charge                     10/31/96                  4.99%            4.66%
 Assumes No Sales Charge                                                 6.60%            6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/  ended 10/31/96            7.24%            6.84%

                                      11/1/95  one year ended
                                               10/31/96                  6.75%            6.47%

                                      11/1/91  five years
                                               ended 10/31/96            5.67%            5.44%

Administration Shares             2/28/96/2b/  ended 10/31/96            4.00%            3.82%

Service Shares                    4/10/96/2b/  ended 10/31/96            4.35%            4.20%


                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                                                           ---------------
                                                               With Fee      Without Fee
                                                              Reductions     Reductions
                                                                and/or         and/or
                                Investment     Investment      Expense         Expense
Fund                               Date          Period      Limitations     Limitations
------------------------------  -----------  --------------  ------------  ---------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/  ended 10/31/96         4.21%            3.71%

                                    11/1/95  one year ended
                                             10/31/96               4.50%            3.92%

  Administration Shares         5/20/93/3b/  ended 10/31/96         3.51%            3.15%

                                    11/1/95  one year ended
                                             10/31/96               4.24%            3.66%

  Service Shares                9/20/94/3c/  ended 10/31/96         4.36%            3.92%

                                    11/1/95  one year ended
                                             10/31/96               3.98%            3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/  10/31/96               6.34%            5.70%

                                    11/1/95  one year ended
                                             10/31/96               5.98%            5.58%

  Administration Shares         2/28/96/4b/  ended
                                             10/31/96               3.56%            3.29%

  Service Shares                3/13/96/4b/  ended
                                             10/31/96               4.90%            4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                ---------------------------------------------------------------
                                                                     With Fee      Without Fee
                                                                    Reductions      Reductions
                                                                      and/or          and/or
                                Investment       Investment           Expense        Expense
Fund                               Date            Period           Limitations    Limitations
----                            -----------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/  ended 10/31/96

   Assumes 4.5% Sales Charge                                                7.08%         6.76%
   Assumes No Sales Charge                                                  8.02%         7.71%

   Assumes 4.5% Sales Charge        11/1/95  one year                       6.08%         5.57%
   Assumes No Sales Charge                   ended 10/31/96                11.05%        10.53%

   Assumes 4.5% Sales Charge        11/1/91  five years                     7.02%         6.73%
   Assumes No Sales Charge                   ended 10/31/96                 8.01%         7.69%

  Class B Shares/5b/                 5/1/96  ended 10/31/96/5d/             6.24%         6.01%

  Institutional Shares           8/1/95/5e/  ended 10/31/96                12.95%        12.45%

                                    11/1/95  one year
                                             ended 10/31/96                11.55%        11.05%

  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/  ended 10/31/96
   Assumes 4.5% Sales Charge                                                3.80%         2.78%
   Assumes No Sales Charge                                                  5.27%         4.23%


                                    11/1/95  ended 10/31/96

   Assumes 4.5% Sales Charge                                                1.35%         0.65%
   Assumes No Sales Charge                                                  6.13%         5.40%

  Class B Shares/6b/                 5/1/96  ended 10/31/96                 4.40%         4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                Average Annual
                            ---------------------------------------------------------
                                                             With Fee    Without Fee
                                                            Reductions    Reductions
                                                              and/or        and/or
                             Investment     Investment       Expense       Expense
Fund                            Date          Period       Limitations   Limitations
--------------------------  ------------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares              2/10/93/7a/   ended 10/31/96
 Assumes 4.5% Sales Charge                                    5.41%         2.92%
 Assumes No Sales Charge                                      6.72%         4.21%

                                11/1/95   ended 10/31/96
 Assumes 4.5% Sales Charge                                    1.06%        -0.33%
 Assumes No Sales Charge                                      5.80%         4.35%

Class B Shares/7b/               5/1/96   ended 10/31/96      4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d Class A shares of Adjustable Rate Fund commenced operations on May 12, 1995. 2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a  Institutional Shares of Core Fund commenced operations on January 5, 1994.

4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a Class A Shares of Global Income Fund commenced operations on August 2, 1991. 5b Class B Shares of Global Income Fund commenced operations on May 1, 1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a  Class A shares of Municipal Income Fund commenced operations on July 20,
    1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

     The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION



     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

          The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus.

                                  SERVICE PLAN

         Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from a Fund, working with a Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, a Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, service fees were paid by the Funds as follows:

Fund                               1996       1995       1994
--------------------------------  ------     ------     ------

Adjustable Rate Fund                   /(1)/      /(1)/     /(1)/
Short Duration Government Fund    $1,222          /(2)/     /(2)/
Short Duration Tax-Free Fund      $2,322     $1,797     $ 325
Core Fund                         $  422          /(3)/     /(3)/
Global Income Fund                     /(4)/      /(4)/     /(4)/

----------
/(1)/ No Service Shares of Adjustable Rate Fund were outstanding at October 31,
     1996, 1995 and 1994.
/(2)/ No Service Shares of Short Duration Government Fund were outstanding at
     October 31, 1995 and 1994.
/(3)/ No Service Shares of Core Fund were outstanding at October 31, 1995 and
     1994.
/(4)/ No Service Shares of Global Income Fund were outstanding at October 31,
     1996, 1995 and 1994.

     Each Fund has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distribution securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of a Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult legal advisers before investing fiduciary assets in Service Shares of the Funds.

     The Plans with respect to Adjustable Rate Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Service Shares of each Fund. The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997, including Global and High Yield Funds. Each Plan and Service Agreement will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the applicable Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Fund's Plan will benefit such Fund and its holders of Service Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================

                                   APPENDIX A



           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad

----------
   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

                                      1-A
times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

                                      3-A

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

                                      4-A

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by

                                      5-A

Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      6-A

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating

                                      7-A
category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                 DD:  Defaulted debt obligations.  Issuer failed
to meet scheduled principal and/or interest payment.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

                                      9-A

DUFF 1 MINUS:  High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

 - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                        GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A Shares and Class B Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund dated May 1, 1997, as amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below. Goldman Sachs Adjustable Rate Government Fund currently does not offer Class B Shares.

                               TABLE OF CONTENTS

   Introduction                                           B-3
   Other Investments and Practices                        B-11
   Investment Restrictions                                B-57
   Management                                             B-60
   Portfolio Transactions                                 B-76
   Shares of the Trust                                    B-79
   Net Asset Value                                        B-85
   Taxation                                               B-86
   Performance Information                                B-98
   Other Information                                      B-111
   Financial Statements                                   B-112
   Other Information Regarding Purchases, Redemptions,
     Exchanges and Dividends                              B-113
   Distribution and Authorized Dealer Service Plans       B-117
   Appendix A                                             1-A
   Appendix B                                               1-B

   The date of this Additional Statement is May 1, 1997.

   GOLDMAN SACHS TRUST                       GOLDMAN, SACHS & CO.
   4900 SEARS TOWER                          DISTRIBUTOR
   CHICAGO, ILLINOIS 60606                   85 BROAD STREET
                                             NEW YORK, NY 10004


   GOLDMAN SACHS ASSET MANAGEMENT
   ADVISER TO GOLDMAN SACHS MUNICIPAL
    INCOME FUND
   GOLDMAN SACHS GOVERNMENT INCOME FUND
   GOLDMAN SACHS SHORT DURATION TAX FREE
    FUND
   GOLDMAN SACHS CORE FIXED INCOME FUND
   GOLDMAN SACHS HIGH YIELD FUND
   ONE NEW YORK PLAZA
   NEW YORK, NEW YORK 10004

   GOLDMAN SACHS FUNDS                       GOLDMAN,SACHS & CO.
   MANAGEMENT, L.P.                          TRANSFER AGENT
   ADVISER TO GOLDMAN SACHS                  4900 SEARS TOWER
    ADJUSTABLE RATE GOVERNMENT FUND CHICAGO, ILLINOIS 60606
    AND SHORT DURATION GOVERNMENT FUND
   ONE NEW YORK PLAZA
   NEW YORK, NEW YORK 10004

   GOLDMAN SACHS ASSET MANAGEMENT
    INTERNATIONAL
   ADVISER TO GOLDMAN SACHS
    GLOBAL INCOME FUND
    133 PETERBOROUGH COURT
   LONDON EC4A 2BB ENGLAND


                         TOLL FREE .......800-526-7384

INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue five classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B. Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Global Income Fund and High Yield Fund are authorized to issue four classes of shares: Institutional Shares, Service Shares, Class A Shares and Class B Shares. Government Income Fund and Municipal Income Fund are each authorized to issue two classes of shares: Class A Shares and Class B Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS


     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the

Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the

Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-thecounter options and all assets used to cover written over-thecounter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a

Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES
----------------------

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain

SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a

Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                  MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010.

Trustee.  President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP

Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045.

Trustee.  Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004.

Treasurer.  Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski, Age 32, One New York Plaza, New York, New York 10004.

Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004.

Secretary.  Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman prior thereto.

Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York  10004.

Assistant Secretary.  Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Freidman, Hoffman & Goodman (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004.

Assistant Secretary.  Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004.

Assistant Secretary.  Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                             Pension or                      Compensation
                             Aggregate       Retirement      from Goldman
                            Compensation  Benefits Accrued   Sachs Funds
                              from the     as of Part of      (including
                              Funds/1/    Trust's Expenses  the Funds)/2/
                            ------------  ----------------  --------------
Name of Trustees
Ashok N. Bakhru                $4,109           $0              $77,375
Marcia L. Beck/3/                  $0           $0                   $0
David B. Ford                      $0           $0                   $0
Douglas C. Grip                    $0           $0                   $0
Paul C. Nagel, Jr./4/          $2,525           $0              $50,500
Alan A. Shuch                      $0           $0                   $0
Jackson W. Smart               $3,169           $0              $65,750
William H. Springer            $3,169           $0              $65,750
Richard P. Strubel             $3,169           $0              $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:


                                 Contractual   Current
Fund                                   Rate*      Rate
----                                   -----      ----

GSAM
  Municipal Income                      .55%      .55%
  Government Income                     .65%      .25%
  Short Duration Tax-Free               .55%      .40%
  Core Fixed Income                     .55%      .40%
  High Yield                            .70%      .65%

GSFM
  Short Duration Government             .65%      .40%
  Adjustable Rate Government            .55%      .40%

GSAMI
  Global Income                         .90%      .59%

----------
* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                        1996        1995        1994
                                        ----        ----        ----
Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

----------
/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.



     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust dated April 30, 1997. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                           1996**    1995*       1994
                           ------    ------      ----

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000

----------
*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:



Fund                                 1996     1995     1994
----                                 ----     ----     ----

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
----------

/(1)/ Core Fund commenced operations on January 5, 1994.

      The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund                  0.05%
Adjustable Rate Fund                            0.05%
Municipal Income Fund                           0.05%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.05%
Core Fund                                       0.05%
Global Income Fund                              0.06%

High Yield Fund                                 0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:

                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0

----------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                           Total                 Total           Brokerage
                                                       Brokerage             Amount of         Commissions
                                         Total       Commissions           Transaction                Paid
                                     Brokerage           Paid to              on which          to Brokers
                                   Commissions        Affiliated           Commissions           Providing
                                         Paid            Persons                  Paid/3/         Research
                                  ===========  =================  ====================      ==============

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $ 2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/      447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/        8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/       43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/       24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/       51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2  Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST

          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of five classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares and Class B Shares; (ii) the issuance of four classes of shares of Adjustable Rate
Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; (iii) the issuance of four classes of shares of Global Income Fund and High Yield Fund: Institutional Shares, Service Shares, Class A Shares and Class B Shares; and (iv) the issuance of two classes of Municipal Income Fund and Government Income Fund: Class A Shares and Class B Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A or Class B shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.


          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of April 1, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund -- First Security Bank of Idaho, FBO Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT (6.30%); First Trust of New York, N.A., Mr. Sean Cullen, 100 Wall Street, Suite 1600, New York, NY (11.71%); Foundation for New ERA Philanthropy, Arlin M. Adams, Trustee, 1600 Market Street, 36th Floor, Philadelphia, PA 19102 (8.88%); Fundex Corporation, Attn: Mr. Mitsuru Hashimoto, 1875 S. Grant Street, Suite 1000, San Mateo, CA 94402-2671 (12.40%); State Treasurer/Nebraska Investment Council, Attn: Gayle Ducker, 941 "O" Street, Lincoln, NE 68508 (6.75%); Short Duration Government Fund -- Berko Accounts, 150 East 69th Street, New York, NY 10021-5704 (5.57%); Central Carolina Bank & Trust Co., Mr. Norwood Thomas, Jr., Senior V.P. & T.O., P.O. Box 931, Durham, NC 27702 (7.49%); Norwest Bank Iowa NA, c/o Norwest Bank Minnesota NA, Attn: Betty Gunderson, P.O. Box 1450 NW 6477, Minneapolis, MN 55400-1450 (7.26%); Richfield Bank & Trust Co., Kirchbak Co., Attn: Judith A. Ferguson, 6625 Lyndale Avenue South, Richfield, MN 55423 (12.48%); State Street Bank & Trust Co., Rena Williams, P.O. Box 1992, Boston, MA 02105-992 (34.05%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs

& Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.63%); First Interstate BK - Agent/Amer NB, Stratosphere Corp. Inden 3/9/95, Attn: Rose Robb, 3800 Howard Hughes Parkway, Las Vegas, NV 89193-8588 (8.12%); G-K-G, Inc., Bernard Gassin, 166 Oak Knoll Terrace, Highland Park, IL 60035 (9.23%); Indiana Trust & Investment Management Co., Attn: Tina Taylor, 3930 Edison Lakes Parkway, Suite 250, Mishawaka, IN 46545 (9.69%); Nelda Start, Attn: Mr. Walte Riedel, P.O. Box 903, Orange, TX 77631-0909 (6.80%); Robert A. Cenci, Trust Trustee, GS Profit Sharing Master Trust, Attn: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (16.08%); First National Bank of North Dakota, Attn: Josie Wahl, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.76%); Government Income Fund -Frontier Trust Co. Inc. TR, FBO Dade County Public School, Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (9.52%); Charles Machine Works, Inc., ESOP & Trust Asset Allocation Account, Mike Stodola, Trustee, P.O. Box 66, 1959 West Fir Street, Perry, OK 73077-5803 (7.42%); Bob Smith MD Foundation, 3811 Turtle Creek Centre #2150, Dallas, TX 75219-4454 (6.60%); Core Fund -- Local 234 Electric Workers Retirement Fund, Attn: Ronald D. Carpenter, 10300 Merritt Street, Castroville, CA 95012 (7.20%).

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.


SHAREHOLDER AND TRUSTEE LIABILITY



          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.



                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and
(ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:


                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002


     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS


     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                            PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A or Class B Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
----                              -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                            6.00%       5.94%
  Administration Shares                           5.75%       5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                     5.66%       5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                            6.43%       6.16%
  Administration Shares                           6.19%       5.93%
  Service Shares                                  5.96%       5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                            4.34%       3.71%
  Administration Shares                           4.09%       3.42%
  Service Shares                                  3.84%       3.22%

CORE FUND
  Institutional Shares                            6.60%       6.25%
  Administration Shares                           6.37%       6.03%
  Service Shares                                  6.12%       5.78%

GLOBAL INCOME FUND
  Institutional Shares                            5.20%       4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                     4.54%       4.08%
  Class B Shares                                  4.23%       3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                  4.21%       3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                  3.68%       3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                  6.04%       4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                  5.57%       4.48%

                                  DISTRIBUTION RATE

                                                        30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period                 Rate          Rate/1/
----                              -----------         -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                  5.87%           5.81%
  Administration Shares                                 5.62%           5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                            5.62%           5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.24%           5.97%
  Administration Shares                                 6.00%           5.72%
  Service Shares                                        5.78%           5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.19%           3.56%
  Administration Shares                                 3.94%           3.28%
  Service Shares                                        3.69%           3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                        4.27%           3.59%
  -assumes no sales charge
  Class B Shares                                        3.53%           3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                        6.33%           5.00%
  -assumes no sales charge
  Class B Shares                                        5.58%           4.50%

CORE FUND
  Institutional Shares                                  6.46%           6.12%
  Administration Shares                                 6.23%           5.89%
  Service Shares                                        5.98%           5.63%

GLOBAL INCOME FUND
     Institutional Fund                                 5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                            5.44%           4.96%
   Class B Shares                                       5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                  Pro-Forma
                              Investment       Tax-Equivalent     Tax-Equivalent
Fund                          Period           Rate               Yield/1/
----                          ----------       --------------     --------------

                              30-Days
                              ended
                              10/31/96
SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                           6.94%              5.89%
      Administration Shares                       6.52%              5.43%
      Service Shares                              6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                  7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                  5.84%              5.12%

----------

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.


     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                Average Annual
                                                                                ---------------
                                                                    With Fee      Without Fee
                                                                   Reductions     Reductions
                                                                     and/or         and/or
                                  Investment      Investment        Expense         Expense
Fund                                 Date           Period        Limitations     Limitations
--------------------------------  -----------  -----------------  ------------  ---------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/  ended 10/31/96            5.32%            5.19%

                                      11/1/95  one year ended
                                               10/31/96                  6.86%            6.80%

                                      11/1/91  five years ended
                                               10/31/96                  5.13%            5.05%

  Administration Shares           4/15/93/1b/  ended 10/31/96            4.69%            4.64%

                                      11/1/95  one year ended
                                               10/31/96                  6.60%            6.53%

  Service Shares/1c/                                                     N/A              N/A

  Class A Shares                  5/12/95/1d/  ended 10/31/96

 Assumes 1.5% Sales Charge                                               5.29%            4.96%
 Assumes No Sales Charge                                                 6.40%            6.07%
                                      11/1/95  one year ended
 Assumes 1.5% Sales Charge                     10/31/96                  4.99%            4.66%
 Assumes No Sales Charge                                                 6.60%            6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/  ended 10/31/96            7.24%            6.84%

                                      11/1/95  one year ended
                                               10/31/96                  6.75%            6.47%

                                      11/1/91  five years
                                               ended 10/31/96            5.67%            5.44%

Administration Shares             2/28/96/2b/  ended 10/31/96            4.00%            3.82%

Service Shares                    4/10/96/2b/  ended 10/31/96            4.35%            4.20%


                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                                                           ---------------
                                                               With Fee      Without Fee
                                                              Reductions     Reductions
                                                                and/or         and/or
                                Investment     Investment      Expense         Expense
Fund                               Date          Period      Limitations     Limitations
------------------------------  -----------  --------------  ------------  ---------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/  ended 10/31/96         4.21%            3.71%

                                    11/1/95  one year ended
                                             10/31/96               4.50%            3.92%

  Administration Shares         5/20/93/3b/  ended 10/31/96         3.51%            3.15%

                                    11/1/95  one year ended
                                             10/31/96               4.24%            3.66%

  Service Shares                9/20/94/3c/  ended 10/31/96         4.36%            3.92%

                                    11/1/95  one year ended
                                             10/31/96               3.98%            3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/  10/31/96               6.34%            5.70%

                                    11/1/95  one year ended
                                             10/31/96               5.98%            5.58%

  Administration Shares         2/28/96/4b/  ended
                                             10/31/96               3.56%            3.29%

  Service Shares                3/13/96/4b/  ended
                                             10/31/96               4.90%            4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                           Average Annual
                                ---------------------------------------------------------------
                                                                     With Fee      Without Fee
                                                                    Reductions      Reductions
                                                                      and/or          and/or
                                Investment       Investment           Expense        Expense
Fund                               Date            Period           Limitations    Limitations
----                            -----------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/  ended 10/31/96

   Assumes 4.5% Sales Charge                                                7.08%         6.76%
   Assumes No Sales Charge                                                  8.02%         7.71%

   Assumes 4.5% Sales Charge        11/1/95  one year                       6.08%         5.57%
   Assumes No Sales Charge                   ended 10/31/96                11.05%        10.53%

   Assumes 4.5% Sales Charge        11/1/91  five years                     7.02%         6.73%
   Assumes No Sales Charge                   ended 10/31/96                 8.01%         7.69%

  Class B Shares/5b/                 5/1/96  ended 10/31/96/5d/             6.24%         6.01%

  Institutional Shares           8/1/95/5e/  ended 10/31/96                12.95%        12.45%

                                    11/1/95  one year
                                             ended 10/31/96                11.55%        11.05%

  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/  ended 10/31/96
   Assumes 4.5% Sales Charge                                                3.80%         2.78%
   Assumes No Sales Charge                                                  5.27%         4.23%


                                    11/1/95  ended 10/31/96

   Assumes 4.5% Sales Charge                                                1.35%         0.65%
   Assumes No Sales Charge                                                  6.13%         5.40%

  Class B Shares/6b/                 5/1/96  ended 10/31/96                 4.40%         4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                Average Annual
                            ---------------------------------------------------------
                                                             With Fee    Without Fee
                                                            Reductions    Reductions
                                                              and/or        and/or
                             Investment     Investment       Expense       Expense
Fund                            Date          Period       Limitations   Limitations
--------------------------  ------------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares              2/10/93/7a/   ended 10/31/96
 Assumes 4.5% Sales Charge                                    5.41%         2.92%
 Assumes No Sales Charge                                      6.72%         4.21%

                                11/1/95   ended 10/31/96
 Assumes 4.5% Sales Charge                                    1.06%        -0.33%
 Assumes No Sales Charge                                      5.80%         4.35%

Class B Shares/7b/               5/1/96   ended 10/31/96      4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d Class A shares of Adjustable Rate Fund commenced operations on May 12, 1995. 2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a  Institutional Shares of Core Fund commenced operations on January 5, 1994.

4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a Class A Shares of Global Income Fund commenced operations on August 2, 1991. 5b Class B Shares of Global Income Fund commenced operations on May 1, 1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a  Class A shares of Municipal Income Fund commenced operations on July 20,
    1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

     The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION



     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

          The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus.

                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS,EXCHANGES AND DIVIDENDS

     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
==========================

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give information about the account.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers and other persons for the sale and distribution of Class A and Class B Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Authorized Dealer's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' Class A and Class B Shares; and payments for the sale of Class A and Class B Shares and/or the maintenance of Shares balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds.
The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Authorized Dealer, or may be based on a percentage of the value of Shares sold to, or held by, customers of the Authorized Dealers involved, and may be different for different Authorized Dealers. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Authorized Dealers and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

RIGHT OF ACCUMULATION - (CLASS A)
=================================

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Government Income Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Funds may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organization (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION - (CLASS A)
==================================

     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

SYSTEMATIC WITHDRAWAL PLAN
==========================

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on purchases of Class A shares or the imposition of a CDSC on redemptions of Class

A and Class B shares. The CDSC applicable to Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.


OFFERING PRICE OF CLASS A SHARES
================================

     Class A Shares of Government Fund, Municipal Fund, Core Fund and Global Income Fund are sold at a maximum sales charge of 4.5%, Adjustable Rate Fund at 1.5% and Short Duration Government Fund and Short Duration Tax-Free Fund at 3%. Using the offering price as of October 31, 1996, the maximum offering price of the class A shares of each Fund's shares then in existence would be as follows:

                                                      Offering
                             Net Asset    Maximum       Price
                               Value    Sales Charge  to Public
                             ---------  ------------  ---------

Adjustable Rate Fund            $ 9.82         $0.15     $ 9.97

Municipal Income Fund           $14.37         $0.68     $15.05

Government Income Fund          $14.36         $0.68     $15.04

Global Income Fund              $14.53         $0.68     $15.21

Short Duration Government          N/A           N/A        N/A

Short Duration Tax-Free            N/A           N/A        N/A

Core Fixed Income                  N/A           N/A        N/A


                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

          CLASS A DISTRIBUTION PLANS. As described in the Prospectus, the Trust with respect to the Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

          The Class A Plans were most recently approved on April 23, 1997 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Plans. The Plans were approved by the sole initial shareholder of Class A Shares of Adjustable Rate Fund on May 12, 1995, Municipal Income Fund on July 16, 1993, Government Income Fund on January 29, 1993, and Global Income Fund on December 5,
1991.

          The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets attributable to its Class A Shares. Currently, Goldman Sachs is waiving its entire fee under the Class A Plans applicable to each Fund other than Global Income Fund and is limiting the fee payable by Global Income Fund to 0.21% of average daily net assets attributable to Class A Shares. Goldman Sachs has no current intention of modifying or discontinuing such waivers and limitation, but may do so in the future at its discretion.

          Effective June 30, 1995, the Class A Plan for Adjustable Rate Government, Government Income, Municipal and Global Income Funds was amended to reduce the fee payable under the Plan from 0.50% to 0.25% of a Fund's average daily net assets attributable to Class A Shares. At the same time, each Fund adopted an Authorized Dealer Service Plan. See "Authorized Dealer Service Plans." For the fiscal years ended October 31, 1996, 1995 and 1994, each Fund paid Goldman Sachs the following amounts under the Class A Plans:

                              1996       1995        1994
                            --------  ----------  ----------
Adjustable Rate
Government Fund
     with fee waivers       $      0  $        0  $      N/A
     without fee waivers      30,905      17,967         N/A

Municipal Income Fund
     with fee waivers              0      70,023      85,242
     without fee waivers     131,925     195,152     217,701

Government Income Fund
     with fee waivers              0      25,630      14,350
     without fee waivers      73,949      76,499      65,604

Global Income Fund
     with fee waivers        493,170     645,259   1,518,814
     without fee waivers     549,164   1,257,211   3,037,628


     Goldman Sachs may pay up to the entire amount of such fee under the Plans to Authorized Dealers for providing services in connection with the sale of each Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Plans of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If a Plan were terminated by the Trustees of the Trust and no successor plan were adopted, the Fund would cease to make payments under the Plan to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under a Plan at a rate that materially exceeds the rate of compensation received under the Plan.

     During the fiscal year ended October 31, 1996, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of Adjustable Rate Government, Government Income, Municipal Income and Global Income Funds (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

Fiscal Year         Compensation   Compensation    Allocable      Printing and     Preparation and
ended               to Dealers     and Expenses    Overhead,      Mailing of       Distribution of
October 31, 1996                   of the          Telephone      Prospectuses     Sales Literature
                                   Distributor     and Travel     to Other than    and Advertising
                                   and its Sales   Expenses       Current
                                   Personnel                      Shareholders

Adjustable
Rate Fund/1/        N/A            N/A             N/A            N/A              N/A

Municipal
Income Fund/2/      N/A            N/A             N/A            N/A              N/A

Government
Income Fund/2/      N/A            N/A             N/A            N/A              N/A

Global
Income Fund         0              $274,757        $116,417       $36,868          $102,215

_________________________


/1/ No expenses are reflected for Class A shares of Adjustable Rate Fund. Since inception of this class, Goldman Sachs has waived the 0.25% Class A Plan fee; no revenue has therefore been earned for the period.

/2/ Commencing June 1, 1995, Goldman Sachs is waiving the 0.25% Class A Plan fee; as no distribution revenue has therefore been earned after June 1, 1995, no expenses are reflected above.

     Under the Class A Plans, Goldman Sachs, as distributor of each Fund's Class A Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Class A Plans will remain in effect until May 1, 1998 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plans. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding Class A Shares of the applicable Fund. All material amendments of the Class A Plan must also be approved by the Trustees of the Trust in the manner described above. A Class A Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A Shares of the applicable Fund. So long as a Class A Plan is in effect, the selection and nomination of non-interested Trustees of the Trust shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A Shareholders.

     AUTHORIZED DEALER SERVICE PLAN. As described in the Prospectus, the Trust with respect to each Fund has adopted non-Rule 12b-1 Authorized Dealer Service Plans (the "Service Plans") with respect to Class A Shares and Class B Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The compensation under the Service Plans may not exceed 0.25% per annum of the average daily net assets attributable to the class of shares to which the plan relates. Up to the entire amount of the fee under the Service Plans may be paid to Authorized Dealers for providing personal and account maintenance services in connection with each Fund's Shares. Under the Service Plans, Goldman Sachs will provide to the Trustees for their review at least quarterly a written report of the services provided and amount expended under the Service Plans.

     For the fiscal years ended October 31, 1996 and October 31, 1995 the Adjustable Rate Government, Government Income, Municipal Income and Global Income Funds paid Goldman Sachs the following amounts under their respective Service Plans with respect to its Class A Shares and Class B shares:

                                Class A        Class B
                            1996     1995        1996
                          --------  -------     -------
Adjustable Rate Fund      $ 30,905   17,967     $ N/A
Municipal Income Fund      131,925   55,106       126
Government Income Fund      74,060   25,239       111
Global Income Fund         549,164  281,949       125

     The Service Plans applicable to Class A Shares and Class B Shares were most recently approved on April 23, 1997 by a majority of the Board of Trustees of the Trust. The Service Plans will remain in effect until May 1, 1998 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans.

     CLASS B DISTRIBUTION PLAN. As described in the Prospectus, the Trust has adopted on behalf of Short Duration Government Fund, Short Duration Tax Free Fund, Municipal Income Fund, Government Income Fund, Core Fixed Income Fund, Global Income Fund and High Yield Fund, distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to Class B Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plans were most recently approved on April 23, 1997 on behalf of Municipal Income, Government Income, Global Income, High Yield, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, in each case by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plans (the "non-interested Trustees"), cast in person at a meeting called for the purpose of approving the Class B Plans.

     With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     For the fiscal years ended October 31, 1996, each Fund paid Goldman Sachs the following amounts under the Class B Plans:

                            1996
                            ----

Municipal Income Fund
     with fee waivers        378
     without fee waivers     378

Government Income Fund
     with fee waivers        332
     without fee waivers     332

Global Income Fund
     with fee waivers        374
     without fee waivers     374

     Goldman Sachs may pay up to the entire amount of such fee under the Plans to Authorized Dealers for providing services in connection with the sale of each Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Plans of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     During the fiscal year ended October 31, 1996, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each Fund (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

   Fiscal Year  Compensation  Compensation    Allocable   Printing and    Preparation and
   ended          to Dealers  and Expenses    Overhead,     Mailing of    Distribution of
   October 31,                      of the    Telephone   Prospectuses   Sales Literature
   1996                        Distributor   and Travel  to Other than    and Advertising
                             and its Sales     Expenses        Current
                                 Personnel                Shareholders

Municipal
 Income Fund       $241/(1)/            N/A         N/A            N/A               N/A

Government
 Income Fund       $299/(1)/            N/A         N/A            N/A               N/A

Global
 Income Fund       $247/(1)/            N/A         N/A            N/A               N/A

-----------------------
     (1) Advance commissions paid to dealers of 4% on Class B sales are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.


     Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

     The Class B Plans will remain in effect with respect to the Funds from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================

                                   APPENDIX A



           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad

----------
   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

                                      1-A
times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

                                      3-A

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

                                      4-A

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by

                                      5-A

Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      6-A

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating

                                      7-A
category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                 DD:  Defaulted debt obligations.  Issuer failed
to meet scheduled principal and/or interest payment.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

                                      9-A

DUFF 1 MINUS:  High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

 - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

                        GOLDMAN SACHS MONEY MARKET FUNDS
                   GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                                4900 Sears Tower
                            Chicago, Illinois 60606

--------------------------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION -- MAY 1, 1997
                                   ILA UNITS

--------------------------------------------------------------------------------

     Goldman Sachs Trust (the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs--Institutional Liquid Assets portfolios. This Statement of Additional Information relates solely to the offering of ILA Units of:

Prime Obligations Portfolio;
Money Market Portfolio;
Treasury Obligations Portfolio;
Treasury Instruments Portfolio;
Government Portfolio;
Federal Portfolio;
Tax-Exempt Diversified Portfolio;
Tax-Exempt California Portfolio; and
Tax-Exempt New York Portfolio (individually, a "Portfolio" and   collectively
the "Portfolios").

     Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolios.

     The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

     The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, unitholders will be assigned an Account Administrator ("AA"), who is ready to help unitholders with questions concerning their accounts. During business hours, unitholders can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio and account information. The AA can also answer inquiries about rates of return and portfolio composition/ holdings, and guide unitholders through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows unitholders to purchase and redeem units and also obtain Portfolio and account information directly.

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus relating to ILA Units dated May 1, 1997, as amended and supplemented from time to time, a copy of which may be obtained without charge by calling Goldman, Sachs & Co. at 800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS

                                           Page in
                                         Statement of
                                          Additional
                                         Information
                                         ------------

Investment Policies and Practices
  of the Portfolios....................             4
Investment Limitations.................            43
Trustees and Officers..................            46
The Adviser, Distributor and Transfer
Agent..................................            52
Portfolio Transactions.................            58
Net Asset Value........................            60
Redemptions............................            62
Calculation of Yield Quotations........            62
Tax Information........................            67
Organization and Capitalization........            73
Custodian and Subcustodian.............            79
Independent Accountants................            79
Financial Statements...................            79
Appendix A (Description of Securities
  Ratings).............................           A-1

                       INVESTMENT POLICIES AND PRACTICES
                               OF THE PORTFOLIOS


          The following discussion elaborates on the description of each Portfolio's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES

          Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

          Each Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio and Government Portfolio) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS

          Each Portfolio (other than Treasury Obligations Portfolio, Government Portfolio, Federal Portfolio and Treasury Instruments Portfolio) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct U.S. dollar denominated obligations of domestic or, in the case of Money Market Portfolio, foreign issuers. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

          Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

          The Prime Obligations Portfolio and Money Market Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Portfolio will be regarded as illiquid.

REPURCHASE AGREEMENTS

          Each Portfolio (other than the Treasury Instruments Portfolio) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

          Custody of the Obligation will be maintained by the Portfolios' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          Repurchase agreements pose certain risks for all entities, including the Portfolios, that utilize them. Such risks are not unique to the Portfolios but are inherent in repurchase agreements. The Portfolios seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

          For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

          If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

          Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and
incur costs before being able to sell the security.   Such a delay may involve
loss of interest or a decline in price of the Obligation.

          Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

          In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES

          The Money Market Portfolio may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Portfolio is restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

          Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

          The Prime Obligations and Money Market Portfolios may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Portfolio's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Portfolio's other investments.

          Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations and Money Market Portfolios' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

          As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

          The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations and Money Market Portfolios to dispose of any then existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

          Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment trans-actions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

          A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Portfolio's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

          When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

          Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Portfolio may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Portfolio may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

          Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

          The terms of the variable or floating rate demand instruments that a Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semiannual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolios, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Portfolio,
(3) to maintain the respective quality standards of a Portfolio's investment portfolio, or (4) to attain a more optimal portfolio structure. A Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Portfolio, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Portfolio may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Portfolio's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Portfolio.

          The maturity of the variable or floating rate demand instruments held by a Portfolio will ordinarily be deemed to be the longer of (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Portfolios will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Portfolios' investments in such instruments will be subject to the limitation on illiquid investments.

          A Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio and Federal Portfolio) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of day's notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES

          A Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS

          The Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds".

          Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

          Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolios which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

          Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

          General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public
purposes.   The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Portfolio and the Tax-Exempt California Portfolio do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax.

          Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Portfolios may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolios may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Portfolio's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

          The Portfolios which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodian arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institutions, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

          The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Portfolio's credit quality requirements, to be inadequate.

          Although the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

          In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

          The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

          For the purpose of investment restrictions of the Portfolios, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

          An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable.

          Municipal obligations purchased for a Portfolio may be subject to the Portfolio's policy on holdings of illiquid securities. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Portfolio's investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

          Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN CALIFORNIA

          The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

          During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

        Economic Factors.  California's economy is the largest among the 50
        ----------------
states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32.6 million represents over 12% of the total United States population and grew by 27% in the

1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it increased strains on California's limited water resources and demands for government services. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

          From mid-1990 to late 1993, California's economy suffered its worst
recession since the 1930s, with over 700,000 jobs lost.   The largest job losses
were in Southern California, led by declines in the aerospace and construction industries. Significantly related to cuts in lost federal defense spending.

          Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Prerecession job levels were reached in 1996. Unemployment in California is down more than three percent from its 10% peak in January, 1994, but still remains higher than the national average rate.

Constitutional Limitations on Taxes, Other Changes and Appropriations
---------------------------------------------------------------------

            Limitations on Property Taxes.   Certain California Instruments may
            -----------------------------
be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California constitution, also known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

          Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

          Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax". Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

          Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the
          --------------------------------------------
voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

          Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

          Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

          In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

          The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

                Appropriation Limits.    The State and its local governments are
                --------------------
subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments.
No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

          Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

          The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

          "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations more than $7 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

          Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

          State Debt.  Under the California Constitution, debt service on
          ----------
outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at March 1, 1997. The State also had outstanding at March 1, 1997 $358 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. State voters approved $6.4 billion of new general obligation bond authorizations on the 1996 ballots.

          Recent Financial Results.   The principal sources of General Fund
          ------------------------
revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "SFEV"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

          General.  Throughout the 1980s, California state spending increased
          -------
rapidly as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).

          Beginning at the start of the 1990-91 Fiscal Year, California faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. Even though the economy is recovering, California is still facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

          Recent Budgets.  As a result of these factors, among others, from the
          --------------
late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Fiscal Years 1991-92 to 1995-96, including the following (not all of these actions were taken each year):

          .  significant cuts in health and welfare program expenditures;

          . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

          . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

          . reduction in growth of support for higher education programs, coupled with increases in student fees;

          . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

          . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

          .  various one-time adjustment and accounting changes.

          Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal

Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

          The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1995-96, which reduced the accumulated budget deficit to less than $100 million as of June 30, 1996. The State Department of Finance estimated that the General Fund received revenues of about $46.3 billion in FY 1995-96, more than $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, because, among other factors, the State Constitution requires disbursement of a percentage of revenues to local school districts and federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming to the extent expected.

          A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.

          The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.

          Current Budget.  The 1996-97 Budget Act was signed by the Governor on
          --------------
July 15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

      The following are principal features of the 1996-97 Budget Act:

          1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

          2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

          3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

          4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.

          With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.

          The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.

          The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $800 million above projections, at about $48.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of
the 90's.   The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.

          Proposed 1997-98 Budget  On January 9, 1997, the Governor released his
          -----------------------
proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.

          Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

          Bond Ratings.  The ratings on California's long-term general
          ------------
obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.

          Legal Proceedings.  California is involved in certain legal
          ------------------
proceedings (described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Courts have recently entered decisions which could overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

          Obligations of Other Issuers
          ----------------------------

          Other Issuers of California Instruments.  There are a number of state
          ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

          State Assistance.  Property tax revenues received by local governments
          ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

          To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

            Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law.
It is now yet known how the State's legislation will turn out and what its overall impact will be on local government finances.

          Assessment Bonds.  California Instruments which are assessment bonds
          ----------------
may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

          California Long-Term Lease Obligations.  Certain California long-term
          --------------------------------------
lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

          Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

          Other Considerations
          --------------------

          The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

          Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

          Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

          The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

          Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the Tax-Exempt California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

INVESTING IN NEW YORK
---------------------

          Some of the significant financial considerations relating to the Tax-Exempt New York Portfolio's investments in New York Instruments are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Instruments that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY.  New York is the third most populous state in the nation and has
-------------
a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.

          There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by
21.3 percent while the labor force grew only by 15.7 percent. During this period, unemployment fell from 9.5 percent to 5.2 percent of the labor force.
In 1991 and 1992, however, total employment in the State fell by 5.5 percent.
As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

STATE BUDGET.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

          The Governor's Executive Budget projected balance on a cash basis in the General Portfolio. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.

          On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.

          The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").

          The 1996-97 State Financial Plan was projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Portfolio spending by $842 million, primarily from funding increased for education, special education and higher education ($563 million). The balance represented funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

          The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Portfolio of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

          Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the 1996-97 State Financial Plan.

          One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

          Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the 1996-97 State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to the 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over

$300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.

          On August 13, 1996, the State Comptroller released a report in which he identified several risks to the 1996-97 State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.

          The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 State Financial Plan primarily through General Portfolio expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the 1997-98 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.

          On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

          On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary.

          States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

          The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth therein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

          In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.

RECENT FINANCIAL RESULTS.  The General Portfolio is the principal operating
------------------------
Portfolio of the State and is used to account for all financial transactions, except those required to be accounted for in another Portfolio. It is the State's largest Portfolio and receives almost all State taxes and other resources not dedicated to particular purposes.

          The General Portfolio is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other Portfolios are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Portfolio disbursements and transfers to other Portfolios are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

          Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

          The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental Portfolios of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

DEBT LIMITS AND OUTSTANDING DEBT.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.

          In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State Portfolios dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

          Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

          The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

          In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.

          Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION.  Certain litigation pending against the State or its officers or
----------
employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State
                                                    -----------------    -----
of New York, on January 21, 1994, the State entered into a settlement agreement
-----------
with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve Portfolio was settled in June 1996 and certain amounts in a Supplemental Reserve Portfolio previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State.
Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

AUTHORITIES.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State Portfolios.

NEW YORK CITY AND OTHER LOCALITIES.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

          In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City proceeds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.

          The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period.
This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

          On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the City Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.

          The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year.

          The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through

1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

          The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare
programs.   The nature and extent of the impact on the City of the federal and
State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

          The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.

          The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

          Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

          Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.
Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


STANDBY COMMITMENTS

          In order to enhance the liquidity, stability or quality of municipal obligations, the Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

          Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio. In considering whether a security meets a Portfolio's quality standards, the Adviser will look to the creditworthiness of the party providing the Portfolio with the right to sell.

          The Portfolios value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Portfolio's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Portfolio that may enter into standby commitment transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Portfolio.

          Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt Diversified Portfolio and Tax-Exempt

California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Portfolio nor has any Portfolio assumed that such commitments will continue to be available under all market conditions.



                             INVESTMENT LIMITATIONS

          The following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Portfolio present at a meeting if the holders of more than 50% of the outstanding units of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding units of that Portfolio). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, with the exception of borrowings permitted by Investment Restriction (3).

Accordingly, the Trust may not, on behalf of any Portfolio:

          (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended ("the Act"). This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Act.

          (2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations.

          (3) borrow money, except (a) that the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

          (4) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.

     As money market funds, the Portfolios must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Portfolio's portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Portfolio, other than the Tax-Exempt Portfolios, as a matter of non-fundamental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Exempt Diversified Portfolios may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Portfolios may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Tax-Exempt New York and Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Portfolio, no more than 10% of the Portfolio's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Portfolios (which are the only Portfolios that invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Portfolio's total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Portfolios' investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Portfolio's total assets and the Portfolio's investment in such conduit securities issued by any issuer may not exceed 1% of the Portfolio's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.


                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------

Ashok N. Bakhru, 53                 Chairman                       Executive Vice President -
1325 Ave. of Americas               & Trustee                      Finance and Administration and
NY, NY  10019                                                      Chief Financial Officer, Coty  Inc.
                                                                   (since April 1996); President, ABN
                                                                   Associates (June 1994 to April 1996);
                                                                   Senior Vice President of Scott Paper
                                                                   Company until June 1994; Director of
                                                                   Arkwright Mutual Insurance Company;
                                                                   Trustee of International House of
                                                                   Philadelphia; Member of  Cornell
                                                                   University Council; Trustee of
                                                                   the Walnut Street Theater.

*David B. Ford, 51                  Trustee                        Managing Director, Goldman
One New York Plaza                                                 Sachs (since 1996); General
New York, NY 10004                                                 Partner, Goldman Sachs (1986-
                                                                   1996); Co-Head of GSAM (since
                                                                   December 1994).

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
*John P. McNulty, 44                Trustee                        Managing Director, Goldman
One New York Plaza                                                 Sachs (since 1996); General
New York, NY  10004                                                Partner of Goldman Sachs (1990-1994 and
                                                                   1995-1996); Co-Head of GSAM (since November
                                                                   1995); Limited Partner of Goldman Sachs
                                                                   (1994 to November 1995).

*Mary P. McPherson, 60              Trustee                        President of Bryn Mawr College
Taylor Hall                                                        (since 1978); Director of Josiah
Bryn Mawr, PA  19010                                               Macy, Jr. Foundation (since 1977);
                                                                   Director of the Philadelphia Contributionship
                                                                   (since 1985); Director of Amherst
                                                                   College (since 1986); Director
                                                                   of Dayton Hudson Corporation (since 1988);
                                                                   Director of the Spencer Foundation (since 1993);
                                                                   and member of PNC Advisory Board (since 1993).

*Alan A. Shuch, 48                  Trustee                        Limited Partner, Goldman Sachs
One New York Plaza                                                 (since 1994); Director and
New Yor, NY 10004                                                  Vice President of Goldman Sachs Funds
                                                                   Management, Inc. (from April 1990 to
                                                                   November 1994); President and Chief
                                                                   Operating Officer, GSAM (from September
                                                                   1988 to November 1994).

Jackson W. Smart, 66                Trustee                        Chairman, Executive Committee,
One Northfield Plaza                                               First Commonwealth, Inc. (a
#218                                                               managed dental care company),
Northfield, IL 60093                                               (since January 1996); Chairman and Chief
                                                                   Executive Officer, MSP Communications Inc.
                                                                   (a company engaged in radio broadcasting)
                                                                   (since November 1988); Director, Federal
                                                                   Express Corporation (since 1976), Evanston
                                                                   Hospital Corporation (since 1980), First
                                                                   Commonwealth, Inc. (since 1988) and North
                                                                   American Private Equity Group
                                                                   (a venture capital fund).

William H. Springer, 67             Trustee                        Vice Chairman and Chief
701 Morningside Drive                                              Financial and Administrative
Lake Forest, IL 60045                                              Officer of Ameritech (a telecommunications holding


NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
                                                                   company)(February 1987 to June 1991);
                                                                   Director, Walgreen Co. (a retail drug store
                                                                   business); Director of Baker, Fentress & Co.
                                                                   (a closed-end, management investment
                                                                   company).

Richard P. Strubel, 57              Trustee                        Managing Director, Tandem
70 West Madison St.                                                Partners, Inc. (since 1990);
Suite 1400                                                         President and Chief Executive
Chicago, IL 60602                                                  Officer, Microdot, Inc.
                                                                   (a diversified manufacturer
                                                                   of fastening systems and
                                                                   connectors)(January 1984 to
                                                                   October 1994).

*Douglas C. Grip, 35                Trustee                        Vice President, Goldman Sachs
One New York Plaza                  & President                    (since May 1996); President,
New York, NY 10004                                                 MFS Retirement Services Inc.,
                                                                   of Massachusetts Financial
                                                                   Services(prior thereto).

*Scott M. Gilman, 37                Treasurer                      Director, Mutual Funds Admin-
One New York Plaza                                                 istration, GSAM (since April
New York, NY  10004                                                1994); Assistant Treasurer,
                                                                   Goldman Sachs Funds Management,
                                                                   Inc. (since March 1993); Vice
                                                                   President, Goldman Sachs (since
                                                                   March 1990).

*John M. Perlowski, 32              Assistant                      Vice President, Goldman Sachs
One New York Plaza                  Treasurer                      (since July 1995); Director,
New York, NY  10004                                                Investors Bank and Trust
                                                                   Company (November 1993 to July
                                                                   1995); Audit Manager of Arthur
                                                                   Andersen LLP (prior thereto).

*Pauline Taylor, 50                 Vice                           Vice President of Goldman
4900 Sears Tower                    President                      Sachs (since June 1992);
Chicago, IL  60606                                                 Director, Shareholder Servicing
                                                                   of GSAM (since June 1992).

*John W. Mosior, 58                 Vice                           Vice President, Goldman Sachs
4900 Sears Tower                    President                      and Manager of Shareholder Servicing
Chicago, IL  60606                                                 of GSAM (since November 1989).

*Nancy L. Mucker, 47                Vice                           Vice President, Goldman Sachs;
4900 Sears Tower                    President                      Manager of Shareholder Ser-
Chicago, IL  60606                                                 vicing of GSAM (since November 1989).

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
*Michael J. Richman, 36             Secretary                      Associate General Counsel of
85 Broad Street                                                    GSAM (since February 1994);
New York, NY  10004                                                Vice President and Assistant
                                                                   General Counsel of Goldman Sachs (since June
                                                                   1992); Counsel to the Funds Group, GSAM
                                                                   (since June 1992); Partner, Hale and Dorr
                                                                   (September 1991 to June 1992).

*Howard B. Surloff, 31              Assistant                      Assistant General Counsel and
85 Broad Street                     Secretary                      Vice President, Goldman Sachs
New York, NY 10004                                                 Since November 1993 and May 1994,
                                                                   respectively ); Counsel to the
                                                                   Funds Group, GSAM (since November 1993);
                                                                   Associate of Shereff, Friedman, Hoffman &
                                                                   Goodman (prior thereto).

*Valerie A. Zondorak, 31            Assistant                      Vice President, Goldman Sachs
85 Broad Street                     Secretary                      (since March 1997); Counsel to
New York, NY 10004                                                 the Funds Group, GSAM (since
                                                                   March 1997); Associate of Shereff
                                                                   Friedman, Hoffman & Goodman
                                                                   (prior thereto).

*Steven E. Hartstein, 33            Assistant                      Legal Products Analyst,
85 Broad Street                     Secretary                      Goldman Sachs (June 1993 to
New York, NY 10004                                                 present); Funds Compliance
                                                                   Officer, Citibank Global Asset
                                                                   Management (August 1991 to June
                                                                   1993).

*Deborah Farrell, 25                Assistant                      Legal Assistant, Goldman
85 Broad Street                     Secretary                      Sachs (since January 1994).
New York, NY 10004                                                 Formerly at Cleary Gottlieb,
                                                                   Steen and Hamilton.

*Kaysie P. Uniacke, 36              Assistant                      Vice President and Senior
One New York Plaza                  Secretary                      Portfolio Manager, GSAM
New York, NY 10004                                                 (since 1988).

*Elizabeth D.
  Anderson, 27                      Assistant                      Portfolio Manager, GSAM (since
One New York Plaza                  Secretary                      April 1996); Junior Portfolio
New York, NY 10004                                                 Manager, GSAM (1995-1996);
                                                                   Funds Trading Assistant, GSAM
                                                                   (1993-1995); Compliance Analyst,
                                                                   Prudential Insurance (1991-1993).

      Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Portfolios.

     The Trust pays each of its Trustees, other than those who are "interested persons" of Goldman Sachs a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:

                                               Pension or         Total
                                               Retirement      Compensation
                                                Benefits       from Goldman
                              Aggregate        Accrued as      Sachs Funds
                              Compensation      Part of         (including
                              from the         Portfolios'         the
Name of Trustee               Portfolios        Expenses       Portfolios)*
---------------               ----------        --------       ------------
Paul C. Nagel, Jr.**          $18,150              $0          $62,450
Ashok N. Bakhru               $22,729              $0          $69,299
Marcia L. Beck***             $0                   $0          $0
David B. Ford                 $0                   $0          $0
Alan A. Shuch                 $0                   $0          $0
Jackson W. Smart              $18,893              $0          $58,954
William H. Springer           $18,893              $0          $58,954
Richard P. Strubel            $18,893              $0          $58,954

--------------

* The Goldman Sachs Funds consisted of 29 mutual funds, including the nine portfolios, on December 31, 1996.
**   Retired as of June 30, 1996.
***  Resigned as President and Trustee Trust on May 1, 1996.

                          THE ADVISER, DISTRIBUTOR AND
                                 TRANSFER AGENT

THE ADVISER

          GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Portfolios. Under the Advisory Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolios, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Portfolio, acts as investment adviser and directs the investments of the Portfolios. In addition, GSAM administers the Portfolios' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .35% of each Portfolio's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Portfolio, on an annualized basis, to .06% of the average daily net assets of the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios; and to .07% of the average daily net assets of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolios. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Portfolio's estimated annualized expense ratio and the expense limit for that Portfolio. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its advisory fee for the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios during the fiscal year ended December 31, 1996.

          The Trust, on behalf of each Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolios' Advisory Agreement. The expenses borne by Units of each Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses of the Portfolios' custodian, fees and expenses of the Portfolios' transfer agent, filing fees for the registration or qualification of Units under federal or state securities laws, expenses of the organization of the Portfolios, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the

Portfolios), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to Unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Portfolios.

          The Advisory Agreement entered into on behalf of the Portfolios was most recently approved by the Board of Trustees, including the"non-interested" Trustees, on April 23, 1997 and by the unitholders of each Portfolio (other than the Treasury Instruments and Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the Treasury Instruments and Tax-Exempt New York Portfolios on June 3, 1991. The Advisory Agreement will remain in effect until June 30, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Portfolio, as defined in the Investment Company Act, and, in either case, by a majority of "non-interested" Trustees.

          For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the amount of the advisory fee incurred by each Portfolio was as follows:

                                       1996        1995        1994
                                    ----------  ----------  ----------

Prime Obligations Portfolio         $5,185,990  $6,728,074  $9,135,344
Money Market Portfolio               2,955,074   2,618,275   2,663,551
Treasury Obligations Portfolio       3,157,511   3,206,490   3,545,307
Treasury Instruments Portfolio       1,555,342   1,079,236     687,965
Government Portfolio                 2,509,206   3,259,056   4,804,362
Federal Portfolio                    5,426,430   4,543,196   3,396,214
Tax-Exempt Diversified Portfolio     3,850,742   3,795,451   4,372,766
Tax-Exempt California Portfolio      1,410,751   1,030,447     867,058
Tax-Exempt New York Portfolio          266,835     234,853     150,735

GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:


                                       1996        1995        1994

Money Market Portfolio              $  492,512  $  436,325  $  443,925
Treasury Instruments Portfolio       2,073,789   1,438,992     917,292
Federal Portfolio                    4,069,823   3,407,655   2,547,168
Tax-Exempt Diversified Portfolio     1,540,297   1,518,129   1,749,116
Tax-Exempt New York Portfolio           92,366     109,464     123,050


In addition, GSAM assumed certain expenses related to the operations of each Portfolio during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:


                                      1996      1995       1994
                                      ----      ----       ----

Prime Obligations Portfolio         $234,432  $347,317   $635,085
Money Market Portfolio               243,590   135,715    301,326
Treasury Obligations Portfolio       212,886   203,882    371,456
Treasury Instruments Portfolio       220,794   223,652    150,525
Government Portfolio                 231,536   276,785    526,310
Federal Portfolio                    452,463   302,153    326,417
Tax-Exempt Diversified Portfolio      24,367   239,829    217,296
Tax-Exempt California Portfolio       22,092    19,625     34,612
Tax-Exempt New York Portfolio         16,029    32,403     51,675


          The Advisory Agreement provides that GSAM shall not be liable to a Portfolio for any error of judgment by GSAM or for any loss sustained by the Portfolio except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Portfolio may use any name derived from the name "Goldman Sachs" only so long as the Advisory Agreement remains in effect. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' written notice to the Trust.

          Under the Advisory Agreement, GSAM is also responsible for the administration of each Portfolio's business affairs subject to the supervision of the Trustees and, in connection therewith, furnishes each Portfolio with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping functions, to the extent not provided pursuant to the Portfolios' custodian agreements; preparation and filing of documents required to comply with federal and state securities laws; supervising the activities of the Portfolios' custodian and transfer agent; providing assistance in connection with meetings of the Trustees and unitholders; and other administrative services necessary to conduct the Trust's business.

          In managing the Tax-Exempt Diversified Portfolio, the Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT

          Goldman Sachs acts as principal underwriter and distributor of each Portfolio's units. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 23, 1997. Goldman Sachs retained approximately $300 of commissions on redemptions of Class B shares during 1996. Goldman Sachs also serves as the Portfolios' transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolios, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio (other than the Prime Obligations Portfolio). With respect to the Prime Obligations Portfolio, Goldman Sachs is entitled to receive a fee from the Portfolio equal to the classes proportionate share of the total transfer agency fees borne by the Portfolio, which are equal to $12,000 per year plus $7.50 per account, together with out-of-pocket expenses (including those out of pocket expenses payable to servicing agents) applicable to ILA Class B Units and .04% of the average daily net assets of the other classes of the Prime Obligations Portfolio. Goldman Sachs may from time to time agree that the fee it would otherwise be entitled to receive under its transfer agency agreement will be reduced.

For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the Portfolios incurred transfer agency fees as follows:

                                       1996       1995       1994

Prime Obligations Portfolio         $  592,685  $768,923  $1,044,039
Money Market Portfolio                 394,010   349,060     355,140
Treasury Obligations Portfolio         360,858   366,456     405,178
Treasury Instruments Portfolio         414,758   287,798     183,457
Government Portfolio                   286,766   372,463     549,070
Federal Portfolio                    1,085,286   908,708     679,243
Tax-Exempt Diversified Portfolio       616,119   607,252     699,643
Tax-Exempt California Portfolio        161,229   117,765      99,092
Tax-Exempt New York Portfolio           41,051    39,298      32,139


          Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.

          ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS
          -----------------------------------------------------------------
MANAGED BY GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and
------------------------
their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

          Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities, currencies and instruments as the Portfolios. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolios invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

          From time to time, the Portfolios' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

          In connection with their management of the Portfolios, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman
Sachs
nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Portfolios.

          The results of each Portfolio's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

          An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Portfolio's activities, but will not be involved in the day-to-day management of such Portfolio. In such instances, those individuals may, as a result, obtain information regarding the Portfolio's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Portfolio invests.

          In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

          The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman Sachs and its affiliates on an arm's-length basis.

          Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Portfolio's creditworthiness.

          From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Portfolio's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Goldman Sachs could significantly reduce the asset size of the Portfolio, which might have an adverse effect on a Portfolio's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Portfolio and other unitholders in deciding whether to redeem its units.

                             PORTFOLIO TRANSACTIONS

          GSAM places the portfolio transactions of the Portfolios and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Portfolio and at reasonable competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

          Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolios buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Portfolios to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Portfolios may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

          Under the Investment Company Act, the Portfolios are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Portfolio's ability to purchase debt securities in the primary market may from time to time be limited.

          In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of GSAM. Investment decisions for each Portfolio and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Each Portfolio believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

          During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker/dealers: Bear Stearns, Chase Manhattan, Daiwa Securities, Lehman, Morgan Stanley, Smith Barney Inc., Swiss Bank Corp. and Union Bank of Switzerland.

          As of December 31, 1996, the Prime Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands):
Chase Manhattan ($57,038), Smith Barney ($30,000), Morgan Stanley ($58,323), and Swiss Bank Corp. ($3,806).

          As of December 31, 1996, the Money Market Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Bear Stearns ($34,778), Morgan Stanley ($70,359), Chase Manhattan ($30,388), and Swiss Bank Corp. ($13,730).

          As of December 31, 1996, the Treasury Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($35,000), Daiwa Securities ($35,000), Lehman ($35,000), Smith Barney Inc. ($30,000), Union Bank of Switzerland ($30,000), Chase Manhattan ($107,833), Morgan Stanley ($129,400), and Swiss Bank Corp. ($58,316).

          As of December 31, 1996, the Government Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($30,000), Daiwa Securities ($30,000), Lehman ($30,000), Morgan Stanley ($120,363), Chase Manhattan ($100,303), and Swiss Bank Corp. ($54,244).

                                NET ASSET VALUE

          The net asset value per unit of each Portfolio is determined by the Portfolios' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

          Each Portfolio's securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of the Portfolios and their unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in a Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased units of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

          The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Portfolio may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Portfolio's units.

          In order to continue to use the amortized cost method of valuation for each Portfolio's investments, the Portfolios must comply with Rule 2a-7. See "Investment Restrictions."

          The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are to be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, within each Portfolio, ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units (Prime Obligations Portfolio only) will be subject to different expense structures (see "Organization and Capitalization").

                                  REDEMPTIONS

          The Trust may suspend the right of redemption of units of a Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Portfolio's units.

          The Trust agrees to redeem units of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Portfolio's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

                        CALCULATION OF YIELD QUOTATIONS

          Each Portfolio's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

          Yield, effective yield and tax-equivalent yield are calculated separately for each class of units of a Portfolio. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

          The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Portfolio.

          Each Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

         Effective Yield = [(base period return + 1) to the 365th power/7] - 1

          The Tax-Exempt Diversified, Tax-Exempt California, Tax-Exempt New York, Federal and Treasury Instruments Portfolios may also advertise a tax-equivalent yield which is computed by dividing that portion of a Portfolio's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

          Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Portfolio will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Portfolio. The return of a Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

          The yield, effective yield and tax-equivalent yield of each Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units for the seven-day period ended December 31, 1996 were as follows:

                                                           Tax-
                                              Effective  Equivalent
                                       Yield    Yield      Yield
                                       -----  ---------  ----------
Prime Obligations Portfolio:
  ILA Units                             5.12       5.25  N/A
  ILA Administration Units              4.97       5.10  N/A
  ILA Service Units                     4.72       4.85  N/A
  ILA Class B Units                     4.12       4.25  N/A

Money Market Portfolio:
  ILA Units                             5.20       5.33  N/A
  ILA Administration Units              5.05       5.18  N/A
  ILA Service Units                     4.80       4.93  N/A

Treasury Obligations Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Treasury Instruments Portfolio:
  ILA Units                             4.84       4.95  N/A
  ILA Administration Units              4.69       4.80  N/A
  ILA Service Units                     4.44       4.55  N/A

Government Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Federal Portfolio:
  ILA Units                             5.15       5.28  N/A
  ILA Administration Units              5.00       5.13  N/A
  ILA Service Units                     4.75       4.88  N/A

Tax-Exempt Diversified Portfolio:
  ILA Units                             3.58       3.64        5.93
  ILA Administration Units              3.43       3.49        5.68
  ILA Service Units                     3.18       3.24        5.26

Tax-Exempt California Portfolio***:
  ILA Units                             3.47       3.53        5.75
  ILA Administration Units              3.32       3.38        5.50
  ILA Service Units**                   3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                             3.52       3.58        5.83
  ILA Administration Units              3.37       3.43        5.58
  ILA Service Units**                   3.12       3.18        5.17

-------------------------

* 6.39%, 6.12% and 5.67% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.72%, 6.43% and 5.96%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking California State taxes into account.

  The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each Portfolio for the same period would have been as follows:

                                                          Tax-
                                             Effective  Equivalent
                                      Yield    Yield      Yield
                                      -----  ---------  ----------
Prime Obligations Portfolio
  ILA Units                            5.10       5.23  N/A
  ILA Administration Units             4.95       5.08  N/A
  ILA Service Units                    4.70       4.83  N/A
  ILA Class B Units                    4.10       4.23  N/A

Money Market Portfolio
  ILA Units                            5.15       5.28  N/A
  ILA Administration Units             5.00       5.13  N/A
  ILA Service Units                    4.75       4.88  N/A

Treasury Obligations Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Treasury Instruments Portfolio
  ILA Units                            4.62       4.73  N/A
  ILA Administration Units             4.47       4.58  N/A
  ILA Service Units                    4.22       4.33  N/A

Government Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Federal Portfolio
  ILA Units                            4.99       5.11  N/A
  ILA Administration Units             4.84       4.96  N/A
  ILA Service Units                    4.59       4.71  N/A

Tax-Exempt Diversified Portfolio
  ILA Units                            3.48       3.54        5.76
  ILA Administration Units             3.33       3.39        5.51
  ILA Service Units                    3.08       3.14        5.10

Tax-Exempt California Portfolio***
  ILA Units                            3.47       3.53        5.75
  ILA Administration Units             3.32       3.38        5.50
  ILA Service Units**                  3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                            3.42       3.48        5.66
  ILA Administration Units             3.27       3.33        5.41
  ILA Service Units**                  3.02       3.08        5.00

----------

* 6.21%, 5.94% and 5.48% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.53%, 6.24% and 5.77%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking the California State Taxes into account.

   The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

   With respect to the Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.30% is being assumed in addition to the 39.6% federal tax rate, for a combined tax rate of 46.42%. With respect to the Tax-Exempt New York Portfolio, the tax equivalent yields are being shown under three scenarios. The first scenario assumes a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85%, for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 4.46% in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

   In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

   From time to time any Portfolio may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

   The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Portfolio's performance with that of other mutual funds with similar investment objectives.

   The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

   A Portfolio's performance data will be based on historical results and is not intended to indicate future performance. A Portfolio's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors.

Return for a Portfolio will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

   The Trust may also, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

   In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.



                                TAX INFORMATION

   Each Portfolio has qualified and has elected or intends to qualify and elect to be treated and to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

   In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock or securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

   Each Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Portfolio that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a non-deductible 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.

   Dividends paid by a Portfolio from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Portfolio from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Portfolio have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Portfolio's net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Portfolio.

   Distributions paid by the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Portfolio's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section
                                         - -
103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Portfolios from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Portfolio may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, tax-exempt distributions of the Portfolios may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax. To the extent that the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Portfolio will generally not be deductible. The availability of tax-exempt obligations and the value of the Portfolios may be affected by restrictive tax legislation enacted in recent years.

   In purchasing municipal obligations, the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Portfolios do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.

   Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash. Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

   Certain Portfolios may be subject to foreign withholding taxes or other foreign taxes with respect to their investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and each Portfolio intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although no Portfolio anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by a portfolio, that a Portfolio could make an election under Code Section 853 to permit its unitholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Portfolio in foreign countries. In the event such an election is made, unitholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Unitholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

   Each Portfolio will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt unitholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt unitholders who fail to furnish the Portfolio with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Portfolio that the number furnished by the unitholder is incorrect or that the unitholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will not be subject to backup withholding if the applicable Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Portfolios may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in units, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

   Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Portfolios successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B Units. All or a portion of such a loss may be disallowed under applicable code provisions in certain circumstances. Unitholders should consult their own tax advisors with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Portfolio Units is properly treated as a sale for tax purposes.

   All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Portfolios will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Portfolio for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Portfolio. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Portfolio in the unitholder's own state and locality.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Unitholders should consult their tax advisers for more information.

   The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Portfolio, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Portfolio and, if a current IRS Form W-8 or acceptable substitute is not on file with the Portfolio, may be subject to backup withholding on certain payments.

STATE AND LOCAL

   The Portfolios may be subject to state or local taxes in jurisdictions in which the Portfolios may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Portfolio and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Portfolios may have tax consequences for unitholders that are different from those of a direct investment in the Portfolios' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Portfolios in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

   Provided that the Portfolios qualify as regulated investment companies and incur no federal income tax liability, the Portfolios may still be subject to New York State and City minimum taxes, which are small in amount.

   California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt interest dividends" which will be exempt from the California personal income tax.

   Individual unitholders of the Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

   Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

   Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

   In addition, any loss realized by a unitholder of the Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.

   New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt- interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.

   Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

   Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

   This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

                        ORGANIZATION AND CAPITALIZATION

   The Portfolios were reorganized from series of a Massachusetts business Trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

   The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth class of units, ILA Class B Units, with respect to the Prime Obligations Portfolio.

   Each ILA Unit, ILA Administration Unit, ILA Service Unit and ILA Class B Unit of a Portfolio represents an equal proportionate interest in the assets belonging to that Portfolio. It is contemplated that most units (other than ILA Class B Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B Units generally are only issued upon exchange from Class B Shares of other Funds of the Goldman Sachs mutual funds. ILA Units may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units. ILA Administration Units of each Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. ILA Service Units may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. ILA Class B Units are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B Units of the Prime Obligations Portfolio bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B Units. ILA Class B Units of the Prime Obligations Portfolio also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B Units.

   It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Portfolio. In the event a Portfolio is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Portfolio. ILA Administration Units, ILA Service Units and ILA Class B Units each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for Units of the same class in another Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by

Goldman Sachs. Except as described above, the four classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

   Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

   When issued units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such unitholders. All units entitle their holders to one vote per unit, are freely transferable and have no preemptive subscription or conversion rights.

   The Trust is not required to hold annual meetings of unitholders and does not intend to hold such meetings. In the event that a meeting of unitholders is held, each unit of the Trust will be entitled, as determined by the Trustees, either to one voter for each unit or to one vote for each dollar of net asset value represented by such units on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Unitholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of unitholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the units entitled to vote at such meetings. The unitholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

   The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

   The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

   The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

   The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

   The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Prime Obligations Portfolio were

Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (5.45%); Harris Trust & Savings Bank, 200 W. Monroe Street, 12th Floor, Chicago, IL 60606-5509 (8.36%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City 64141-6692 (5.63%); and VF Corporation, 1047 North Park Road, Wyomissing, PA 19610 (6.85%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (20.40%) and Stone Street & Bridge Street Funds, 85 Broad Street, 4th Floor, New York, NY 10004-2434 (9.52%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Obligations Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (6.83%); Bankers Trust Company, PO Box 897, Des Moines, IA 50304-0897 (5.98%); First National Bank of Omaha, PO Box 3128, Omaha, NE 68103-0128 (15.24%; Firstar Bank Madison, N.A., PO Box 7900, Madison, WI 53707-7900 (8.18%) and National City Bank Kentucky, 4100 W. 150th Street, 3rd Floor N. Annex, Cleveland, OH 44135 (7.485%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Instruments Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (32.49%); Emerald Partners, 237 Park Avenue Ste. 801, New York, NY 10017-3142 (5.18%); and Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (7.48%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Government Portfolio were American Exploration Co., 1331 Lamar Street, Ste. 900, Houston, TX 77010-3027 (9.82%); Comerica Bank, PO Box 55-519, Detroit, MI 48255-0499 (11.06%); Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (7.86%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (6.43%); State Street Bank & Trust Co., PO Box 1992, Boston, MA 02105-1992 (6.55%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City, MO 64141-6692 (5.19%); and Wells Fargo Bank, 26610 Agoura Rd., Calabasas, CA 91302-1954 (7.00%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt New York Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (20.62%); Marine Midland Bank, PO Box 4203, Buffalo, NY 14240 (7.48%); Shames Trust Accounts, 57 Holly Place, Briarcliff, NY 10510-2107 (9.01%) and Stephen Apkon & Lisa Hertz Apkon, 33 Ashland Ave., Pleasantville, NY 10570-2301 (8.36%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt California Portfolio were Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (5.26%); and Chong-Moon Lee & Reiko-

Takahashi Joint Tenants, 26541 Taaffe Road, Los Altos, CA  94022-4313.

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Federal Portfolio was Bank of New York, 48 Wall Street, New York, NY 10286 (10.46%); and The Baupost Group, Inc., PO Box 389125, Cambridge, MA 02238-9998 (5.95%).

   As of April 1, 1997, the only holders of record of 5% of more of the outstanding units of the Tax-Exempt Diversified Portfolio was Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (5.26%); and Chong-Moon Lee, Los Altos, CA 94022-4313 (5.45%).

UNITHOLDER AND TRUSTEE LIABILITY

   Under Delaware law, the unitholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a unitholder as a result of an obligation of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Portfolio and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.


   In addition to the requirements set forth under the Declaration of Trust, the Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Portfolio, or 10% of the outstanding units of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Unitholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Portfolios' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Portfolios. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accountants, One International Place, Boston, MA 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                              FINANCIAL STATEMENTS

   The Financial Statements of the Portfolios, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets and the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the 1996 Annual Report to the unitholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

================================================================================

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report



--------------------------------------------------------------------------------
Dear Unitholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Institutional Liquid Assets (ILA) Portfolios in 1996. It has been another positive year for ILA in which the Portfolios did well compared with their respective IBC Financial Data, Inc. averages while adhering to their conservative investment guidelines.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation
     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) reported at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth rate caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

     Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                            [PLOT POINTS TO COME]
Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the portfolios' weighted average maturities and structures were equally important to our strategy.
     During the second and third quarters of 1996, we extended the ILA Portfolios' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Portfolios closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report (continued)



--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for ILA Portfolios Institutional Units* as of December 31, 1996


 ---------------------------------------------------------
                                               Weighted
  Institutional SEC 7-Day SEC 7-Day  30-Day     Average
  Liquid Assets  Current  Effective  Average   Maturity
   Portfolios     Yield     Yield     Yield     (days)
 =========================================================
  Prime
    Obligations   5.12%     5.25%     5.10%       40
 ---------------------------------------------------------
  Money Market    5.20%     5.33%     5.18%       43
 ---------------------------------------------------------
  Government      5.19%     5.32%     5.07%       31
 ---------------------------------------------------------
  Treasury
    Obligations   5.19%     5.32%     5.06%       34
 ---------------------------------------------------------
  Treasury
    Instruments   4.84%     4.95%     4.98%       54
 ---------------------------------------------------------
  Federal         5.15%     5.28%     5.12%       41
 ---------------------------------------------------------
  Tax-Exempt
    Diversified   3.58%     3.64%     3.30%       39
 ---------------------------------------------------------
  Tax-Exempt
    California    3.47%     3.53%     3.11%       34
 ---------------------------------------------------------
  Tax-Exempt
    New York      3.52%     3.58%     3.19%       34
 ---------------------------------------------------------

* ILA offers three separate classes of units (Institutional, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle unitholders to different services. The Administration units and the Service units offer financial institutions the opportunity to receive a fee for providing administrative support services. The Administration units pay 0.15% plus 0.10% from the adviser for a total of 0.25%. The Service units pay 0.40% plus 0.10% from the adviser for a total of 0.50%. More complete information, including management fees and expenses, is included in the ILA Portfolios' prospectus or may be obtained by calling the Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy
Economy and a Strong Market

     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.

     The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.

     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.

     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.

     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from

--------------------------------------------------------------------------------
the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

The Credit Picture Abroad:  Europe Improved,
While Asia Was Generally Stable

     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks. In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.

     In 1996, we continued to apply conservative credit standards to our money market portfolios. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments in 1997.

Outlook and Strategies for 1997

     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.

     Consequently, ILA Portfolios will continue to be managed with short-to-neutral average life targets and short, ddered structures to prepare for higher rates ahead.

Extended Trading Hours Improve Service Further

     On November 4, 1996, we extended the trading hours for the Institutional Liquid Assets Federal and Treasury Instruments Portfolios to 3:00 p.m. EST. Many clients have already taken advantage of this additional flexibility.

     In closing, we thank you for your support and for making 1996 a successful year for the ILA Portfolios. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Commercial Paper and Corporate Obligations--60.5%
Bank Holding Companies
BankAmerica Corp.
$50,000,000       5.27%         03/21/97     $ 49,421,764
Business Credit Institutions
General Electric Capital Corp.
 20,000,000       5.30          03/26/97       19,752,667
 30,000,000       5.44          04/03/97       29,582,933
JC Penney Funding Corp.
 44,300,000       5.31          01/31/97       44,103,973
Chemicals
Bayer Corp.
 25,000,000       5.33          03/13/97       24,737,201
Commercial Banks
CP Trust Certificates Series 1996
 35,000,000       5.94/(a)/     03/28/97       35,000,000
Life Insurance
Commonwealth Life Insurance Co.
 55,000,000       6.11/(b)/     05/08/97       55,000,000
Pacific Mutual Life Insurance Co.
 25,000,000       5.52/(b)/     02/28/97       25,000,000
Prudential Funding Corp.
 40,000,000       5.42          01/29/97       39,831,378
Motor Vehicles and Equipment
Ford Motor Credit Corp.
 20,000,000       5.50          01/28/97       19,917,500
Hertz Corporation
 25,000,000       5.32          02/04/97       24,874,389
Personal Credit Institutions
Associates Corp.
 50,000,000       5.32          01/29/97       49,793,111
Household Finance Corp.
 50,000,000       5.32          03/12/97       49,482,778
Transamerica Finance Corp.
 20,000,000       5.43          01/29/97       19,915,533
Receivable/Asset Financings
Beta Finance Inc.
  7,000,000       6.11          06/17/97        7,000,000
Delaware Funding Corp.
 30,000,000       5.29          02/20/97       29,779,583
Enterprise Funding Corp.
 10,062,000       5.33          01/21/97       10,032,205
  9,103,000       5.33          01/23/97        9,073,350
International Lease Finance Corp.
  9,000,000       5.29%         03/24/97      $ 8,891,555
 30,000,000       5.32          04/04/97       29,587,700
New Center Asset Trust
 10,000,000       5.52          01/28/97        9,958,600
 10,000,000       5.37          04/04/97        9,861,275
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 40,000,000       5.30          02/13/97       39,746,778
 10,000,000       5.34          03/12/97        9,896,167
C.S. First Boston, Inc.
 15,000,000       5.33          01/22/97       14,953,363
Merrill Lynch & Co., Inc.
 10,000,000       5.45          02/19/97        9,925,819
 40,000,000       5.33          02/26/97       39,668,356
Morgan Stanley Group, Inc.
 10,000,000       5.59          01/28/97        9,958,075
 15,000,000       5.32          02/06/97       14,920,200
 25,000,000       5.79/(a)/     06/27/97       25,000,000
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                               $764,666,253
-----------------------------------------------------------
Bank Notes--10.7%
Colorado National Bank
$25,000,000       5.59%/(b)/    01/15/97     $ 24,999,810
FCC National Bank
 15,000,000       5.70          05/22/97       14,982,722
 20,000,000       6.00          06/02/97       20,000,808
Huntington National Bank
 25,000,000       6.05          06/13/97       25,014,637
PNC Bank, N.A.
 40,000,000       5.58/(b)/     04/01/97       39,992,313
SMM Trust 1996
 10,000,000       5.69/(b)/     06/20/97       10,000,000
-----------------------------------------------------------
Total Bank Notes                             $134,990,290
-----------------------------------------------------------
U.S. Government Agency Obligations--1.6%
Federal National Mortgage Association
$20,400,000       5.36%         03/12/97     $ 20,187,386
-----------------------------------------------------------
Total U.S. Government Agency Obligations     $ 20,187,386
-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio (continued)
December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Certificates of Deposit--9.5%
Chase Manhattan Corp.
$ 10,000,000       5.75%         02/03/97    $   10,000,000
  40,000,000       5.42          03/12/97        40,000,000
First Alabama Bank
  20,000,000       5.55          02/28/97        19,999,973
Mellon Bank, N.A.
  40,000,000       5.35          02/19/97        40,000,000
Union Bank of California
  10,000,000       5.58          02/28/97        10,000,000
-----------------------------------------------------------
Total Certificates of Deposit                $  119,999,973
-----------------------------------------------------------
Repurchase Agreements--17.9%
C.S. First Boston Corp., dated 12/31/96, repurchase
   price $50,465,000 (FNMA: $51,588,373, 6.12%-6.23%,
   02/01/32-10/01/32)
$ 50,000,000       5.40%         03/03/97    $   50,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $100,036,111 (U.S. Treasury Bond: $53,861,960,
   11.25%, 02/15/15; FHLB Stripped Security:
   $48,746,508, 06/23/97)
 100,000,000       6.50          01/02/97       100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $25,213,750 (FNMA: $9,152,917, 7.50%,
   04/01/26; FHLMC: $17,073,692, 7.50%, 11/01/26)
  25,000,000       5.40          02/26/97        25,000,000
Smith Barney, Inc., dated 12/31/96, repurchase price
   $30,257,450 (FHLMC: $31,328,053, 7.00%,
   06/01/26-11/01/26)
  30,000,000       5.42          02/26/97        30,000,000
Joint Repurchase Agreement Account
  21,400,000       6.58          01/02/97        21,400,000
-----------------------------------------------------------
Total Repurchase Agreements                  $  226,400,000
-----------------------------------------------------------
Total Investments                            $1,266,243,902/(c)/
===========================================================

/(a)/Variable rate security-base index is one of the following:
     U.S. Treasury Bill
     One or three month LIBOR
     One month commercial paper
     Federal Funds
     Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Commercial Paper and Corporate Obligations--48.5%
Business Credit Institutions
General Electric Capital Corp.
$15,000,000      5.44%           04/03/97      $ 14,791,467
Commercial Banks
CP Trust Certificates Series 1996
 20,000,000      5.68/(a)/       03/28/97        20,000,000
Computer Software and Services
Siemens Capital Corp.
 25,000,000      5.32            02/13/97        24,841,139
Foreign Banks
Banca Crt Financial Corp.
 10,000,000      5.35            01/22/97         9,968,792
  5,000,000      5.35            01/31/97         4,977,708
 17,430,000      5.45            03/03/97        17,269,039
  5,400,000      5.42            04/03/97         5,325,204
Generale Bank
 15,000,000      5.35            04/10/97        14,779,313
San Paolo U.S. Finance Co.
 25,000,000      5.36            01/31/97        24,888,333
 15,000,000      5.33            02/13/97        14,904,504
Unifunding, Inc.
 40,000,000      5.45            01/29/97        39,830,444
Home Builders
International Lease Finance Corp.
 40,000,000      5.43            03/07/97        39,607,833
Life Insurance
Commonwealth Life Insurance Co.
 25,000,000      5.64/(b)/       05/08/97        25,000,000
Prudential Funding Corp.
 10,000,000      5.42            01/29/97         9,957,844
Motor Vehicles and Equipment
Daimler Benz Corp., N.A.
 25,000,000      5.35            03/25/97        24,691,631
Ford Motor Credit Co.
 40,000,000      5.32            02/04/97        39,799,022
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 35,000,000      5.30            02/13/97        34,778,431
Merrill Lynch & Co., Inc.
 40,000,000      5.35            02/11/97        39,756,278
Morgan Stanley Group, Inc.
 20,000,000      5.32            02/06/97        19,893,600
 20,000,000      5.53/(a)/       06/27/97        20,000,000
Nomura Holdings
 35,000,000      5.39            01/29/97        34,853,272
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                                 $479,913,854
-----------------------------------------------------------
Bank Notes--15.1%
Colorado National Bank
$15,000,000      5.59%/(b)/      01/15/97      $ 14,999,886
Dakota Certificates of Standard Credit Card Master Trust
 20,000,000      5.33/(b)/       02/07/97        19,890,439
FCC National Bank, Wilmington
 10,000,000      5.70            05/22/97         9,988,481
First Bank FSB
  5,000,000      5.61/(b)/       04/11/97         4,999,734
First National Bank of Maryland
  5,000,000      5.60/(b)/       09/30/97         4,998,547
Huntington National Bank
  5,000,000      6.05            06/13/97         4,998,229
PNC Bank, N.A.
 10,000,000      5.58/(b)/       04/01/97         9,998,078
 20,000,000      5.40/(b)/       10/01/97        19,988,244
Society National Bank of Cleveland
 25,000,000      5.58/(b)/       05/14/97        24,990,309
SMM Trust 1996
 10,000,000      5.69/(b)/       06/20/97        10,000,000
Southtrust Bank of Alabama, N.A.
 25,000,000      5.54/(b)/       05/15/97        24,995,313
-----------------------------------------------------------
Total Bank Notes                               $149,847,260
-----------------------------------------------------------
Certificates of Deposit--0.5%
Chase Manhattan Corp.
$ 5,000,000      5.75%           02/03/97      $  5,000,000
-----------------------------------------------------------
Total Certificates of Deposit                  $  5,000,000
-----------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%
Norinchukin Bank, London
$40,000,000      5.49%           03/18/97      $ 40,000,830
Sanwa Bank Ltd., London
 35,000,000      5.46            03/21/97        35,000,377
-----------------------------------------------------------
Total Certificates of Deposit - Foreign
   Eurodollar                                  $ 75,001,207
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
----------------------------------------------------------
ILA Money Market Portfolio (continued)
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Certificates of Deposit - Yankeedollar--9.1%
Industrial Bank of Japan, New York
$35,000,000      5.46%           03/19/97      $ 35,000,368
Landesbank Hessen Thuer Gir, New York
 30,000,000      6.03            06/13/97        30,036,531
Sumitomo Bank, Los Angeles
 25,000,000      5.52            02/28/97        24,998,171
-----------------------------------------------------------
Total Certificates of Deposit - Yankeedollar   $ 90,035,070
-----------------------------------------------------------
Taxable Municipal Notes--2.9%
Florida Housing Finance Authority
$28,800,000      5.92%/(b)/      01/01/34      $ 28,800,000
-----------------------------------------------------------
Total Taxable Municipal Notes                  $ 28,800,000
-----------------------------------------------------------
Time Deposit--3.6%
Bank of Tokyo, Mitsubishi Bank Ltd.
$35,000,000      5.50%           05/16/97      $ 35,000,000
-----------------------------------------------------------
Total Time Deposit                             $ 35,000,000
-----------------------------------------------------------
Repurchase Agreements--12.9%
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $50,018,056 (FHLMC: $52,044,149, 7.26%,
   09/17/01)
$50,000,000      6.50%           01/02/97      $ 50,000,000
Joint Repurchase Agreement Account
 77,200,000      6.58            01/02/97        77,200,000
-----------------------------------------------------------
Total Repurchase Agreements                    $127,200,000
-----------------------------------------------------------
Total Investments                              $990,797,391/(c)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
      U.S. Treasury Bill
      One or three  month LIBOR
      One month  commercial  paper
      Federal  Funds
      Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Government Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest      Maturity        Amortized
 Amount             Rate          Date             Cost
===========================================================
U.S. Government Agency Obligations--31.2%

Federal Home Loan Bank

$ 25,000,000       5.35%         01/30/97      $ 24,892,257
  50,000,000       5.40/(a)/     04/04/97        49,988,154
  25,000,000       5.45          11/12/97        24,977,221
  10,000,000       5.42          12/02/97         9,986,619
  25,000,000       5.50/(a)/     12/26/97        24,979,592

Federal National Mortgage Association

  30,000,000       6.50          01/02/97        29,994,583
  15,000,000       4.72/(a)/     01/27/97        14,999,007
  20,000,000       5.41/(a)/     09/29/97        19,992,616
   7,500,000       5.53          10/29/97         7,497,075
  50,000,000       5.40/(a)/     12/03/97        49,968,600
-----------------------------------------------------------
Total U.S. Government Agency Obligations       $257,275,724
-----------------------------------------------------------
U.S. Treasury Obligations--3.0%

United States Treasury Notes

$ 20,000,000       5.63%         06/30/97      $ 19,965,941
   5,000,000       6.00          09/02/97         4,999,214
-----------------------------------------------------------
Total U.S. Treasury Obligations                $ 24,965,155
-----------------------------------------------------------
Repurchase Agreements--66.1%

Bear Stearns Companies, Inc. dated 12/31/96, repurchase
   price $30,011,333 (FNMA: $30,894,721, 8.50%, 09/01/25)
$ 30,000,000      6.80%          01/02/97       $30,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase
   price $30,403,125 (FHLM: $31,559,521, 7.00%, 11/01/26)
  30,000,000      5.38           03/11/97        30,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $30,011,500 (U.S. Treasury Bill: $30,600,013, 11/13/97)
  30,000,000      6.90           01/02/97        30,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $30,403,125 (FNMA: $30,964,228, 6.12%, 10/01/32)
  30,000,000      5.38           03/11/97        30,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase
   price $30,403,125 (FNMA: $31,531,603, 8.00%, 06/01/26)
  30,000,000      5.38           03/12/97        30,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (U.S. Treasury Stripped
   Security: $22,193,561, 11/15/99; U.S. Treasury
   Notes: $8,408,442, 7.75%-8.88%, 2/15/00-2/15/01)
  30,000,000      7.10           01/02/97        30,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (FNMA: $30,385,501, 5.28%,
   06/01/24)
  30,000,000      7.10           01/02/97        30,000,000

Repurchase Agreements  (continued)

Nomura Securities International, Inc., dated 12/31/96,
   repurchase price $30,012,500 (FHLM: $30,924,339,
   6.50%-8.00%, 01/01/00-09/01/11)
$ 30,000,000      7.50%          01/02/97      $ 30,000,000

Joint Repurchase Agreement Account
 305,000,000      6.58           01/02/97       305,000,000
-----------------------------------------------------------
Total Repurchase Agreements                    $545,000,000
-----------------------------------------------------------
Total Investments                              $827,240,870/(b)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
     Federal Funds
     Prime lending rate
     One month LIBOR

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Treasury Obligations Portfolio
December 31, 1996

-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
U.S. Treasury Obligations--9.6%
United States Treasury Notes
$40,000,000      5.63%           06/30/97       $39,932,792
 27,500,000      5.38            12/01/97        27,459,792
 10,000,000      5.25            12/31/97         9,975,384
-----------------------------------------------------------
Total U.S. Treasury Obligations                 $77,367,968
-----------------------------------------------------------
Repurchase Agreements--90.8%
Bear Stearns Companies Inc., dated 12/31/96, repurchase
  price $35,013,125 (U.S. Treasury Note: $35,659,606,
  8.75%, 8/15/00)
$35,000,000      6.75%           01/02/97       $35,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $30,399,750 (U.S. Treasury Note: $30,748,620, 7.50%,
   11/15/01)
 30,000,000      5.33            03/13/97        30,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase
   price $35,013,028 (U.S. Treasury Bond: $35,702,267,
   8.50%, 02/15/20)
 35,000,000      6.70            01/02/97        35,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $35,013,417 (U.S. Treasury Bill: $35,700,492, 11/13/97)
 35,000,000      6.90            01/02/97        35,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $35,012,833 (U.S. Treasury Note: $35,700,497, 7.25%,
   02/15/98)
 35,000,000      6.60            01/02/97        35,000,000

JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $35,012,833 (U.S. Treasury Note: $35,838,260,
   7.38%, 11/15/97)
 35,000,000      6.60            01/02/97        35,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $35,013,806 (U.S. Treasury Stripped
   Securities: $35,703,063, 02/15/00-11/15/00)
 35,000,000      7.10            01/02/97        35,000,000

Merrill Lynch Government Securities, Inc., dated
   12/31/96, repurchase price $35,012,542 (U.S. Treasury
   Stripped Securities: $35,702,128, 02/15/02-02/15/26)
 35,000,000      6.45            01/02/97        35,000,000

Nomura Securities International, Inc., dated 12/12/96,
   repurchase price $30,400,500 (U.S. Treasury Notes:
   $30,600,339, 5.13%-8.50%, 04/15/97-08/15/01)
 30,000,000      5.34            03/12/97        30,000,000

Sanwa Securities, dated 12/31/96, repurchase price
   $35,013,125 (U.S. Treasury Note: $36,039,356, 8.50%,
   2/15/00)
 35,000,000      6.75            01/02/97        35,000,000

Smith Barney Inc., dated 12/11/96, repurchase price
   $30,400,500 (U.S. Treasury Notes: $28,942,094,
   5.38%-6.88%, 05/15/97-07/31/99; U.S. Treasury Stripped
   Security: $1,658,209, 02/15/00)
 30,000,000      5.34            03/11/97        30,000,000

UBS Securities Inc., dated 12/31/96, repurchase price
   $35,013,368 (U.S. Treasury Note: $35,676,249, 6.00%,
   09/30/98)
 35,000,000      6.88            01/02/97        35,000,000

Joint Repurchase Agreement Account
327,900,000      6.58            01/02/97       327,900,000
-----------------------------------------------------------
Total Repurchase Agreements                    $732,900,000
-----------------------------------------------------------
Total Investments                              $810,267,968/(a)/
===========================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect
the value of investments in that category as a percentage
of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Treasury Instruments Portfolio
December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
U.S. Treasury Obligations--99.3%
United States Treasury Bills
$25,000,000       4.72%         01/30/97       $  24,904,944
  5,500,000       4.95          01/30/97           5,478,069
 75,000,000       4.80          02/06/97          74,640,000
 48,600,000       4.83          02/06/97          48,365,262
 14,500,000       4.86          02/06/97          14,429,530
 32,100,000       5.41          02/06/97          31,942,389
 90,000,000       4.95          02/06/97          89,554,500
 75,000,000       4.82          02/13/97          74,568,208
150,000,000       5.03          02/13/97         149,098,792
 10,500,000       4.86          02/27/97          10,419,203
 21,500,000       4.90          02/27/97          21,333,196
 28,400,000       4.94          02/27/97          28,177,865
United States Treasury Notes
 30,000,000       6.25          01/31/97          30,025,345
 50,000,000       7.50          01/31/97          50,097,656
 50,000,000       4.75          02/18/97          49,961,310
312,000,000       6.88          02/28/97         312,866,648
205,000,000       6.63          03/31/97         205,703,323
------------------------------------------------------------
Total U.S. Treasury Obligations               $1,221,566,240
------------------------------------------------------------
Total Investments                             $1,221,566,240/(a)/
============================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Federal Portfolio

December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity          Amortized
 Amount           Rate            Date              Cost
============================================================
U.S. Government Agency Obligations--100.3%
Federal Farm Credit Bank
$ 20,515,000     5.36%          01/02/97        $ 20,511,946
  37,635,000     5.58           01/06/97          37,605,833
   2,400,000     5.58           01/07/97           2,397,767
  27,300,000    5.26-5.27       01/13/97          27,252,072
  36,345,000     5.35           01/15/97          36,269,382
  56,000,000     5.37           01/21/97          55,832,933
  42,000,000     5.37           01/23/97          41,862,170
   9,750,000     5.50           01/27/97           9,711,271
  11,490,000     5.48           01/31/97          11,437,529
 212,210,000    5.23-5.41/(a)/  02/03/97         212,075,061
  44,895,000     5.21           02/04/97          44,674,092
  24,000,000     5.33           02/06/97          23,872,080
  20,545,000    5.21-5.33       02/10/97          20,424,201
  10,000,000     5.20           02/14/97           9,936,444
  79,055,000    5.21-5.39       02/18/97          78,494,540
  14,830,000     5.22           02/21/97          14,720,332
  50,635,000    5.21-5.33       02/26/97          50,216,604
  17,000,000     5.21           02/27/97          16,859,764
  16,000,000     5.21           02/28/97          15,865,698
  51,610,000    5.22-5.32       03/03/97          51,423,313
   8,000,000     5.32           03/10/97           7,919,609
   7,180,000     5.21           03/11/97           7,108,302
  50,000,000     5.48/(b)/      03/11/97          49,992,224
   6,200,000     5.21           03/12/97           6,137,191
  20,000,000     5.36           03/25/97          19,752,844
  19,000,000    5.32-5.36       03/26/97          18,762,747
   9,000,000     5.32           03/27/97           8,886,950
  11,000,000     5.32           03/31/97          10,855,325
  17,000,000     5.30           04/01/97          16,774,750
  50,000,000     5.52/(b)/      05/21/97          49,981,445
  50,000,000     5.84           06/18/97          49,958,175
  10,000,000     5.37/(b)/      06/26/97           9,996,868
  50,000,000     5.49/(b)/      08/26/97          49,972,764
  50,000,000     5.36/(b)/      10/02/97          49,959,775
Federal Home Loan Bank
   5,100,000     5.22           01/02/97           5,099,261
  50,000,000     5.38/(b)/      01/03/97          49,999,747
  17,895,000     5.24           01/16/97          17,855,929
  34,900,000     5.23           01/23/97          34,788,562
  25,000,000     5.28           01/28/97          24,901,000
 133,300,000    5.22-5.35       01/30/97         132,733,719
  25,130,000     5.28           01/31/97          25,019,533
 181,845,000    5.21-5.32       02/13/97         180,701,332
  28,750,000    5.21-5.26       02/14/97          28,566,649
 145,815,000     5.20%          02/20/97         144,761,891
  34,300,000     5.31           02/21/97          34,041,978
 125,320,000    5.20-5.21       02/27/97         124,287,275
  27,680,000     5.21           03/06/97          27,423,622
 101,750,000     5.23           03/13/97         100,700,477
  35,000,000     5.35           03/27/97          34,557,882
  50,000,000     5.51/(b)/      03/27/97          49,989,790
  80,000,000     5.35           03/31/97          78,941,889
 100,000,000     5.22/(b)/      04/01/97          99,981,167
  25,000,000     5.84           06/27/97          24,976,809
  50,000,000     5.51/(b)/      08/28/97          49,977,691
  65,000,000     5.50/(b)/      09/26/97          64,962,440
  50,000,000     5.50/(b)/      12/26/97          49,959,182
Student Loan Marketing Association
  75,000,000     5.41           10/02/97          74,972,733
  74,000,000     5.46           11/10/97          73,963,185
Tennessee Valley Authority
  40,000,000     5.21           01/24/97          39,866,856
  47,975,000     5.21           02/05/97          47,731,993
  47,300,000     5.21           02/06/97          47,053,567
  87,385,000    5.20-5.22       02/19/97          86,765,491
  75,000,000     5.17           02/20/97          74,461,458
  75,000,000     5.17           02/21/97          74,450,688
  60,840,000    5.26-5.31       02/25/97          60,347,412
  20,000,000     5.23           03/21/97          19,770,461
 106,885,000     5.28           03/26/97         105,568,177
  75,000,000     5.25           04/09/97          73,928,125
------------------------------------------------------------
Total Investments                             $3,300,609,972/(c)/
============================================================
/(a)/Variable rate security-base index is one of the following:
       U.S. Treasury Bill
       One or three month LIBOR
       Federal Funds
       Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio
December 31, 1996

--------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
==============================================================
Alabama--6.4%

Columbia IDB PCRB Series 1996 A for Alabama Power Co.
   (VMIG1)
$21,000,000      5.00%          01/01/97      $21,000,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 B
   (A-1/VMIG1)/(c)/
 23,500,000      5.00           01/01/97       23,500,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 C
   (A-1/VMIG1)
  4,600,000      4.65           01/01/97        4,600,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 E
   (A-1/VMIG1)
  4,900,000      5.10           01/01/97        4,900,000
Homewood RB for Samford University (Bank of Nova Scotia
   LOC) (A-1+/VMIG1)
 16,000,000      5.00           01/01/97       16,000,000
Jefferson County Sewer Revenue Warrants Series 1995 A
   (Bayerische Landesbank Girozentrale LOC)(A-1+/P-1)
 19,300,000      4.25           01/07/97       19,300,000
Mobile County IDA PCRB for M&T Chemicals (Bankers Trust
   LOC) (A1)
  3,000,000      4.13           01/01/97        3,000,000
Mobile IDA PCRB for Alabama Power Co. Series
   1993A(A-1/VMIG1)
  8,600,000      4.15           01/01/97        8,600,000
Mobile IDA PCRB for Alabama Power Co. Series
   1994(A-1/VMIG1)
  2,100,000      5.00           01/01/97        2,100,000
-----------------------------------------------------------
                                             $103,000,000
-----------------------------------------------------------
Alaska--0.2%
Valdez Marine Terminal RB for Arco, Inc. Series 1994
   C(A-1/P-1)
$ 2,600,000      3.60%          04/10/97      $ 2,600,000
-----------------------------------------------------------
Arkansas--1.2%
Crossett PCRB for Georgia Pacific Corp. Series 1991
   VRDN
   (Suntrust Bank LOC)(A-1+/AA3)
$ 9,500,000      4.15%          01/07/97      $ 9,500,000
Union County PCRB Series 1988 for Great :Lakes Chemical
   (A-1)
  9,000,000      4.21/(b)/      01/07/97        9,000,000
-----------------------------------------------------------
                                              $18,500,000
-----------------------------------------------------------
California--5.8%
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
$ 6,000,000      3.47%          01/31/97      $ 6,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 12,000,000      4.00           01/07/97       12,000,000
California Statewide Communities Development Authority
   Refunding RB Series 1995(A-1+)/(c)/
$ 9,300,000      3.90%          01/07/97      $ 9,300,000
California Statewide Communities Development Authority
   Refunding RB Series 1995A-2(A-1+)
  2,500,000      3.90           01/07/97        2,500,000
Los Angeles County MF Hsg. RB(A-1+)
  3,500,000      2.80           01/07/97        3,500,000
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty
   Trust Co./Westdeutsche Landesbank Girozentrale/Bank
   of America/Union Bank of Switzerland
   LOC)(SP-1/VMIG1)
 12,450,000      4.50           06/30/97       12,492,536
Newport Beach VRDN RB Series 1996 A(A-1+)
    600,000      5.15           01/01/97          600,000
State of California RANS Series 1996-97(SP-1+/VMIG1)
 45,800,000      4.05           01/07/97       45,800,000
-----------------------------------------------------------
                                              $92,192,536
-----------------------------------------------------------
Colorado--0.6%
State of Colorado General Fund TRANS Series 1996
   A(SP-1+)
$10,000,000      4.50%          06/27/97      $10,033,630
-----------------------------------------------------------
Connecticut--1.4%
State of Connecticut Development Authority
   PCRB(Deutsche Bank LOC)(A-1+/VMIG1)
$17,400,000      4.15%/(b)/     01/07/97      $17,400,000
State of Connecticut State 2nd Lien VRDN (Commerzbank
   Bank LOC)(A-1+/VMIG1)
  4,800,000      4.00           01/07/97        4,800,000
-----------------------------------------------------------
                                              $22,200,000
-----------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES for Georgetown
   University Series 1988 B, C and E (Bayerishe
   Landesbank Girozentrale LOC)
   (A-1+/VMIG1)
$10,900,000      4.10%          01/07/97      $10,900,000
HFA MF Hsg. for Mclean Gardens South Apartments VRDN
   (Sumitomo Bank LOC)(VMIG1)
  7,000,000      4.30           01/07/97        7,000,000
-----------------------------------------------------------
                                              $17,900,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Florida--2.8%
Dade County Water & Sewer VRDN Series 1994(A-1+/VMIG1)
$7,475,000       4.00%/(b)/     01/07/97      $ 7,475,000
Florida Local Government Pooled CP Notes (First Union
   National Bank of Florida LOC)(A-1+/P-1)
29,162,000       3.70           01/24/97       29,162,000
7,225,800        3.60           02/18/97        7,225,800
1,800,000        3.50           03/14/97        1,800,000
-----------------------------------------------------------
                                              $45,662,800
-----------------------------------------------------------
Georgia--12.0%
Albany Dougherty PCRB for Philip Morris Co. (A-1/P-1)
$17,000,000      4.15%          01/07/97      $17,000,000
Albany Dougherty PCRB Series 1991 for Georgia Power
   Co.(A-1+)
  2,120,000      4.15           01/07/97        2,120,000
Burke County Development Authority RB(A-1+/VMIG1)
  6,000,000      4.65           01/01/97        6,000,000
 29,055,000      5.00           01/01/97       29,055,000
  3,000,000      4.15           01/07/97        3,000,000
Burke County PCRB for Georgia Power Co.(A-1+/VMIG1)/(c)/
  2,900,000      5.00           01/07/97        2,900,000
 29,850,000      4.00/(b)/      01/07/97       29,850,000
  3,425,000      4.15           01/07/97        3,425,000
  6,000,000      4.15           01/07/97        6,000,000
Burke County PCRB for Georgia Power Co. Series
   1994(VMIG1)
  3,400,000      5.00           01/07/97        3,400,000
Cobb County Institute of Nuclear Operations Inc. VRDN
   for Georgia Power Co. (Suntrust Bank LOC)(Aa3)
  4,295,000      4.15           01/07/97        4,295,000
Cobb County Power Operations Inc. VRDN (Trust Company
   Bank LOC)(AA-)
  2,330,000      4.15           01/07/97        2,330,000
Columbus Hospital Authority RB for St. Francis
   Hospital(VMIG1)
  7,750,000      4.15/(b)/      01/01/97        7,750,000
DeKalb County IDA VRDN for Siemens Energy and
   Automation, Inc.(P-1)
  3,750,000      4.05           01/07/97        3,750,000
Dekalb Private Hospital Authority VRDN for Egleston
   Children's Hospital Series 1994 A (Suntrust Bank
   LOC)(VMIG1)
  1,800,000      4.05           01/07/97        1,800,000
Floyd County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  5,080,000      5.00           01/07/97        5,080,000
Fulco Hospital Authority Revenue Anticipation
   Certificates Series 1992 (Suntrust Bank LOC)(A-1+)
  4,815,000      4.15%          01/07/97        4,815,000
Georgia Municipal Gas Authority RB(A-1/VMIG1)
 22,200,000      4.00/(b)/      01/07/97       22,200,000
Heard County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  1,800,000      5.00           01/01/97        1,800,000
Henry County IDA PCRB for Georgia Pacific Corp.
   (Suntrust Bank LOC)(Aa3)
  4,000,000      4.15           01/07/97        4,000,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1985 B and C (Credit
   Suisse/Morgan Guaranty/Bayerische Landesbank
   Girozentrale LOC)(A-1+/P-1)
 12,650,000      3.55           03/06/97       12,650,000
  8,145,000      3.55           03/11/97        8,145,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1994 C (Credit
   Suisse/Morgan Guaranty/
   Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  7,000,000      3.50           03/13/97        7,000,000
Savannah Economic Development Authority PCRB VRDN for
   Savannah Electric & Power Co. (A-1/VMIG1)
  4,085,000      4.15           01/07/97        4,085,000
-----------------------------------------------------------
                                             $192,450,000
-----------------------------------------------------------
Hawaii--0.1%
Hawaii Housing Finance and Development Authority VRDN
   (FHLB LOC)(A-1+)
$ 2,200,000      2.80%          01/07/97      $ 2,200,000
-----------------------------------------------------------
Idaho--0.6%
Idaho Health Facilities for Holy Cross Health
   Systems(A-1/VMIG1)
$10,000,000      4.10%          01/07/97      $10,000,000
-----------------------------------------------------------
Illinois--3.2%
Belleville IDA for Weyerhaeuser Company Series
   1993(A-1)
$ 1,800,000      4.21%          01/07/97      $ 1,800,000
Illinois Health Facilities Authority VRDN for Central
   Dupage Hospital (Rabobank Nederland LOC)(VMIG1)
  5,000,000      5.25           01/01/97        5,000,000
Illinois Health Facilities Authority VRDN for
   Resurrection Healthcare(VMIG1)
 15,000,000      5.00           01/01/97       15,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
Illinois  (continued)
Illinois Health Facilities Authority VRDN Series 1985 D Revolving
   Fund Pooled Finance Program (First National Bank of Chicago
   LOC)(A-1/VMIG1)
$16,600,000      4.15%          01/07/97      $  16,600,000
Illinois Health Facility Authority VRDN for Elmhurst Memorial
   Hospital(VMIG1)
    100,000      5.30           01/01/97            100,000
Sauget PCRB VRDN Series 1992(P-1)
  3,300,000      4.20           01/07/97          3,300,000
Sauget PCRB VRDN Series 1993(P-1)
  9,335,000      4.20           01/07/97          9,335,000
-----------------------------------------------------------
                                              $  51,135,000
-----------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN Series 1985 C and D (Bank of
   America LOC)(VMIG1)
$ 1,180,000      4.15%          01/07/97      $   1,180,000
Fort Wayne Parkview Memorial Hospital VRDN Series 1985
   B, C & D (Fuji Bank LOC)(VMIG1)/(c)/
 16,855,000      4.15           01/07/97         16,855,000
Gary CP Notes for U.S. Steel Corp. (Bank of New York LOC)
   (A-1+/P-1)
 20,000,000      3.55           03/11/97         20,000,000
Indiana Hospital Equipment Financing Authority VRDN
   Series 1985 A (MBIA)(A-1/VMIG1)
 29,490,000      4.20           01/07/97         29,490,000
Jasper County PCRB for Nipsco Series 1994 A(A-1+/VMIG1)
  5,200,000      5.10           01/01/97          5,200,000
Schererville Economic Development VRDN Series 1983 for Avery
  International Corp. Project (Bankers Trust LOC)(Aa2)
  4,000,000      4.13           01/07/97          4,000,000
Warrick County PCRB for Aluminum Company of America Series
  1992(A-1)
  5,000,000      4.15           01/07/97          5,000,000
-----------------------------------------------------------
                                              $  81,725,000
-----------------------------------------------------------
Iowa--1.4%
Muscatine County VRDN for Monsanto Corp.(P-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Salix PCRB VRDN for Midwest Power Systems Inc.(A-1/VMIG1)/(c)/
 21,795,000      4.15           01/07/97         21,795,000
-----------------------------------------------------------
                                              $  22,795,000
-----------------------------------------------------------
Kentucky--1.7%
Calvert VRDN for Air Products and Chemicals Inc. Project(A-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Mason County Variable/Fixed Rate PCRB Pooled for East Kentucky
  Power (CFC)(A-1+/Aa3)
 13,450,000      4.15           01/07/97         13,450,000
Trimble County PCRB for Louisville Gas & Electric Series 1996 A(A-
  1+/VMIG1)
 12,500,000      3.50           03/14/97         12,500,000
-----------------------------------------------------------
                                              $  26,950,000
-----------------------------------------------------------
Louisiana--2.5%
Ascension Parish PCRB for BASF Wyandotte Corp. Series
   1985 (Bank of Tokyo LOC)(P-1)
$ 2,600,000      5.10%          01/01/97      $   2,600,000
Ascension Parish PCRB for Vulcan Materials Co. Series 1996(A-
   1+/VMIG1)
  8,200,000      4.20           01/07/97          8,200,000
Louisiana Public Facilities Authority School Health Care System
   UPDATE Series 1993(A-1+/VMIG1)
  7,700,000      3.60           01/08/97          7,700,000
Parish of Desoto PCRB Series 1991 A (Swiss Bank LOC)(A-1+/VMIG1)
  4,600,000      4.05           01/07/97          4,600,000
Parish of Iberville VRDN for Air Products and Chemicals, Inc.
   Project(A-1)
  6,200,000      4.20           01/07/97          6,200,000
Plaquemines Port RB for Teco Energy, Inc. Series 1985 B(A-1+/P-1)
  2,000,000      3.60           02/13/97          2,000,000
South Louisiana Port Commission RB for Occidental Petroleum Corp.
   Series 1996 (Wachovia Bank LOC)(P-1)
  4,400,000      4.15           01/07/97          4,400,000
West Baton Rouge Parish VRDN for Dow Chemical Co. Series 1991
   (P-1)
  4,000,000      3.55           02/10/97          4,000,000
-----------------------------------------------------------
                                              $  39,700,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996
--------------------------------------------------------------------



--------------------------------------------------------------------
Principal            Interest           Maturity           Amortized
 Amount                Rate               Date                Cost
====================================================================
Maryland--0.9%
Baltimore County Consolidated Public Improvement BANS Series
  1995(A-1+/P-1)
$10,000,000          3.55%              02/06/97     $    10,000,000
Frederick GO VRDN (Fuji Bank LOC)(A-1/VMIG1)
  4,800,000          4.25               01/07/97           4,800,000
--------------------------------------------------------------------
                                                     $    14,800,000
--------------------------------------------------------------------
Massachusetts--1.6%
Massachusetts Bay Transportation Authority Series 1996 A Notes
  (SP-1/MIG2)
$11,000,000          3.75%              02/28/97     $    11,008,115
Massachusetts Health & Education Authority RB for Harvard
  University Series I(A-1+/VMIG1)/(c)/
 13,866,000          3.90               01/07/97          13,866,000
--------------------------------------------------------------------
                                                     $    24,874,115
--------------------------------------------------------------------
Michigan--0.7%
Michigan Job Development Authority for Mazda Motor Manufacturing
  VRDN (Sumitomo Bank LOC)(VMIG1)
$11,100,000          4.25%              01/07/97     $    11,100,000
--------------------------------------------------------------------
Minnesota--1.5%
Becker PCRB for Northern States Power Co. Series 1992 A(A-1+)
$ 8,000,000          3.65%              01/16/97     $     8,000,000
  6,000,000          3.55               03/12/97           6,000,000
Becker PCRB for Northern States Power Co. Series 1993 A(A-1/VMIG1)
  4,000,000          3.55               03/12/97           4,000,000
White Bear Lake IDA for Weyerhauser Co. Series 1993(A-1)
  6,800,000          4.21               01/07/97           6,800,000
--------------------------------------------------------------------
                                                     $    24,800,000
--------------------------------------------------------------------
Mississippi--0.6%
Canton IDR for Levi Strauss Co. (Bank of America LOC)(P-1)
$10,000,000          4.15%/(b)/         01/07/97     $    10,000,000
--------------------------------------------------------------------
Missouri--1.8%
Belton RB (Texas Commerce Bank LOC)(P-1)
$ 4,025,000          4.25%              01/07/97     $     4,025,000
Kansas City Cloversett IDA MF Hsg. RB Series 1988 VRDN (Boatmen's
  Bank of Kansas City LOC)(A-1+)
  8,720,000          4.30               01/07/97           8,720,000
Missouri Health & Education Facility Authority VRDN (MBIA)(AAA)
 10,500,000          4.10               01/07/97          10,500,000
State Environmental Improvement and Energy Resources
  Authority RB for Monsanto Corporation (P-1)
$ 5,520,000          4.20%              01/07/97     $     5,520,000
--------------------------------------------------------------------
                                                     $    28,765,000
--------------------------------------------------------------------
Montana--0.3%
Forsyth PCRB for Pacificorp. Series 1988 (Industrial Bank of Japan
  LOC)(A-1/P-1)
$ 3,400,000          4.70%              01/01/97     $     3,400,000
Montana State Board of Investments VRDN Payroll Tax Bonds(VMIG1)
  1,000,000          4.00               01/07/97           1,000,000
--------------------------------------------------------------------
                                                     $     4,400,000
--------------------------------------------------------------------
Nevada--0.2%
Clark County VRDN for Nevada Airport System (MBIA)
  (A-1+/VMIG1)
$ 3,200,000          4.00%              01/07/97     $     3,200,000
--------------------------------------------------------------------
New Jersey--3.3%
New Jersey TRANS Series 1997 A(A-1+/P-1)
$48,000,000          3.50%              03/12/97     $    48,000,000
New Jersey Turnpike Authority RB Series 1991 D (FGIC)(P-1)
  5,600,000          3.75               01/07/97           5,600,000
--------------------------------------------------------------------
                                                     $    53,600,000
--------------------------------------------------------------------
New Mexico--0.2%
Farmington PCRB for Arizona Public Service Series 1994 A (Union
  Bank of Switzerland LOC)(A-1+/P-1)
$ 2,600,000          5.00%              01/01/97     $     2,600,000
--------------------------------------------------------------------
New York--12.1%
New York City GO VRDN Series 1993 B (FGIC)(A-1+/VMIG1)
$ 5,500,000          4.50%              01/01/97     $     5,500,000
New York City GO (MBIA)(VMIG1)
 19,800,000          4.15               01/07/97          19,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 60,000,000          4.50               04/15/97          60,137,770
New York City GO Series 1992 D (FGIC)
 20,000,000          3.95               01/07/97          20,000,000
New York City GO Series 1994 (Union Bank of Switzerland
  LOC)(A-1+/VMIG1)
  2,200,000          4.50               01/01/97           2,200,000
New York City GO VRDN (Dai-Ichi Kangyo Bank LOC)(A-1/VMIG1)
  2,600,000          4.50               01/01/97           2,600,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996

--------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount           Rate           Date             Cost
====================================================================
New York  (continued)
New York City GO VRDN (Norinchukin Bank LOC) (A-1+/VMIG1)
$ 7,000,000      4.50%          01/01/97      $ 7,000,000
New York City Municipal Water Finance Authority CP Notes Series 3
  (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  8,900,000      3.50           03/12/97        8,900,000
New York City Municipal Water Finance Authority Series 3 (Toronto
   Dominion Bank/Bank of Nova Scotia
   LOC)(A-1+/P-1)
  3,000,000      3.50           03/11/97        3,000,000
New York State Energy Research & Development Authority PCRB for
  New York State Electric & Gas Series 1994 D (Union Bank of Switzerland LOC)(A-1+/VMIG1)
  8,700,000      4.40           01/01/97        8,700,000
New York State Housing Finance Agency for Normandie Court
  Housing RB Series 1987 A (Fleet Bank LOC)(VMIG1)
    900,000      4.00           01/07/97          900,000
New York State Local Government Assistance Series 1995 B VRDN
  (Bank of Nova Scotia LOC)(A-1+/VMIG1)/(c)/
 19,600,000      4.00           01/07/97       19,600,000
New York State Local Government Series G VRDN (National
  Westminster Bank LOC)(A-1+/VMIG1)
  1,150,000      3.85           01/07/97        1,150,000
New York State Local Government VRDN Series 1995 F (Toronto
  Dominion Bank LOC)(A-1+/VMIG1)/(c)/
 15,000,000      4.00           01/07/97       15,000,000
New York State Triborough Bridge & Tunnel Authority VRDN
  (FGIC)(A-1+/VMIG1)
 19,300,000      4.00           01/07/97       19,300,000
--------------------------------------------------------------------
                                             $193,787,770
--------------------------------------------------------------------
North Carolina--6.0%
North Carolina Eastern Municipal Power Agency RB Series 1988 B
  (Morgan Guaranty/Union Bank of Switzerland LOC)(A-1+)
$ 2,700,000      3.70%          01/16/97      $ 2,700,000
 10,000,000      3.70           01/27/97       10,000,000
Person County PCRB for Carolina Power & Light Series 1992 A
  (A-1/P-1)
  7,000,000      4.25           01/07/97        7,000,000
Rockingham County IDA PCRB for Philip Morris Co.(A-1/P-1)
  3,960,000      4.15           01/07/97        3,960,000

North Carolina  (continued)
Wake County PCRB for Carolina Power & Light Series 1990 A & B (Fuji
Bank LOC)(A-2/P-1)
$ 7,000,000      3.75%          02/06/97      $ 7,000,000
 11,000,000      3.55           02/07/97       11,000,000
 12,100,000      3.55           02/10/97       12,100,000
 12,900,000      3.75           02/14/97       12,900,000
 29,000,000      3.75           02/18/97       29,000,000
-------------------------------------------------------------
                                              $95,660,000
-------------------------------------------------------------
Ohio--2.4%
Cleveland-Cuyahoga County Port Authority VRDN for Rock & Roll
  Hall of Fame (Credit Local de France LOC)(A-1+)
$ 9,000,000      4.05%          01/07/97      $ 9,000,000
Columbus Electric System Series 1994 RB (Union Bank of Switzerland
  LOC)(VMIG1)
 10,620,000      3.35           01/31/97       10,620,000
Franklin County Hospital RB for Holy Cross Health System Series
  1995(A-1/VMIG1)/(c)/
 18,900,000      4.10           01/07/97       18,900,000
-------------------------------------------------------------
                                              $38,520,000
-------------------------------------------------------------
Oregon--1.7%
Lane County PCRB VRDN for Weyerhaeuser Company Series 1994
   (A-1)
$ 6,500,000      4.21%          01/07/97      $ 6,500,000
Portland VRDN for Columbia Grain Inc. Project (Fuji Bank/Bank of
  Tokyo LOC)(VMIG1)
 17,650,000      4.25           01/07/97       17,650,000
State of Oregon Veteran's Welfare Series 73 H VRDN (Morgan
  Guaranty LOC)(A-1+/VMIG1)
  3,400,000      4.00           01/07/97        3,400,000
-------------------------------------------------------------
                                              $27,550,000
-------------------------------------------------------------
Pennsylvania--2.7%
Allegheny County PCRB for U.S. Steel Series 1985 (Commerzbank
  LOC)(A-1+/P-1)
$28,400,000      3.50%          03/13/97      $28,400,000
Allegheny County PCRB for U.S. Steel Series 1986 (Commerzbank
  LOC)(A-1+/P-1)
    700,000      3.50           02/06/97          700,000
Philadelphia TRANS Series 1996-97 A(SP-1/VMIG1)
 14,000,000      4.50           06/30/97       14,036,476
--------------------------------------------------------------
                                              $43,136,476
--------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount            Rate           Date            Cost
===================================================================
Puerto Rico--2.0%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$32,000,000      4.00%          07/30/97    $  32,103,040
-------------------------------------------------------------------
South Carolina--0.7%
York County Floating/Fixed Rate PCRB Pooled Series 1984-North
  Carolina Electric Membership Corp. VRDN (CFC)(A-1+/VMIG1)
$11,275,000      4.15%          01/07/97    $  11,275,000
-------------------------------------------------------------------
Texas--11.5%
Brazos Harbor IDA VRDN for Monsanto Co.(P-1)
$ 3,500,000      4.20%          01/07/97      $ 3,500,000
Brazos River Authority PCRB Series 1994 for Monsanto Co.(P-1)
  5,100,000      4.20           01/07/97        5,100,000
Brazos River Authority VRDN for Monsanto Co.(P-1)
  5,300,000      4.20           01/07/97        5,300,000
Brazos River Harbor Authority VRDN for Dow Chemical Corp. Series
  1991(A-1/P-1)
 13,500,000      3.60           01/24/97       13,500,000
Harris County Health Facilities Development Corp. UPDATE Series
  1993(A-1+/VMIG1)
  5,200,000      3.55           01/07/97        5,200,000
  5,200,000      3.50           01/29/97        5,200,000
Harris County Hospital RB for Childrens Hospital Series 1989 B-2
  (VMIG1)
  7,900,000      4.10           01/07/97        7,900,000
Harris County Toll Road VRDN Series 1994 C(A-1+/VMIG1)
 23,700,000      4.05           01/07/97       23,700,000
Nueces River IDA PCRB UPDATE for San Miguel Electric Series 1984
  (CFC)(A-1+/VMIG1)
 25,000,000      3.50           02/26/97       25,000,000
 25,700,000      3.50           03/10/97       25,700,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 18,800,000      3.50           03/12/97       18,800,000
State of Texas TRANS Series 1996(SP-1+/VMIG1)/(c)/
 25,000,000      4.75/(b)/      08/29/97       25,193,274
 20,000,000      4.75           08/29/97       20,154,620
-------------------------------------------------------------------
                                            $ 184,247,894
-------------------------------------------------------------------
Utah--0.2%
Salt Lake County PCRB for Service Station/British Petroleum Series
  1994 B(P-1)
$ 2,815,000      5.00%          01/01/97      $ 2,815,000
-------------------------------------------------------------------
Virginia--6.7%
Chesapeake PCRB for Virginia Electric & Power Series
   1985(A-1/P-1)
$22,000,000      3.60%          02/06/97      $22,000,000
Chesterfield County PCRB for Philip Morris Series 1987 A(A-1/P-1)
  5,000,000      3.55           02/06/97        5,000,000
Chesterfield County PCRB for Philip Morris Series 1992(A-1/P-1)
 14,700,000      4.15           01/07/97       14,700,000
Chesterfield County PCRB for Virginia Electric & Power Series 1985
   (A-1/P-1)
  8,000,000      3.60           02/07/97        8,000,000
  5,200,000      3.60           02/12/97        5,200,000
Chesterfield County PCRB for Virginia Electric & Power
   Series 1987 C(A-1/P-1)
  1,000,000      3.60           02/12/97        1,000,000
Louisa PCRB For Virginia Electric & Power Series 1984(A-1/P-1)
  4,000,000      3.60           02/07/97        4,000,000
  4,000,000      3.60           02/13/97        4,000,000
  3,000,000      3.60           02/14/97        3,000,000
Louisa PCRB for Virginia Electric & Power Series 1987(A-1/P-1)
  1,300,000      3.55           02/06/97        1,300,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
 20,400,000      4.10           01/07/97       20,400,000
Spotsylvania IDA for Carlisle Corporation (Suntrust Bank LOC)(AA3)
  6,500,000      4.15/(b)/      01/07/97        6,500,000
York County PCRB for Virginia Electric & Power Series 1985(A-1/P-1)
  9,400,000      3.70           01/14/97        9,400,000
  2,700,000      3.65           03/10/97        2,700,000
-------------------------------------------------------------------
                                            $ 107,200,000
-------------------------------------------------------------------
Washington--4.6%
King County Sewer Revenue BANS Series A(A-1/P-1)
$10,000,000      3.55%          03/10/97      $10,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1992(A-1+)
  1,000,000      4.21           01/07/97        1,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1993(A-1+)
  5,850,000      4.21           01/07/97        5,850,000
Port of Kalama Floating/Fixed Rate for Conagra, Inc. Series 1983
  (Morgan Guaranty Trust LOC)(AAA)
  2,230,000      4.00           01/07/97        2,230,000
Union Gap City IDA VRDN for Weyerhaeuser Project Series 1992(A-1)
  1,600,000      4.21           01/07/97        1,600,000

------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Washington  (continued)
Washington Health Care Facilities Authority VRDN Series 1996
  (Morgan Guaranty Trust LOC)(VMIG1)
$4,300,000       5.25%          01/01/97      $ 4,300,000
Washington Public Power Supply Project Electric RB Series 1993-1A
  (Bank of America LOC)(A-1+/VMIG1)
10,860,000       4.10           01/07/97       10,860,000
Washington Public Power Supply Project Electric RB Series 1993-2A
  (Bank of America LOC)(A-1/VMIG1)
11,100,000       4.10           01/07/97       11,100,000
Washington Public Power Supply System RB Series 1993-3A
   (Bank of America LOC)(A-1+/VMIG1)
15,000,000       4.10/(b)/      01/07/97       15,000,000
 3,115,000       3.95           01/07/97        3,115,000
 8,200,000       4.10           01/07/97        8,200,000
-----------------------------------------------------------
                                              $73,255,000
-----------------------------------------------------------
Wyoming--1.4%
Pacificorp PCRB VRDN for Sweetwater County Series 1990 A
   (Credit Suisse LOC)(VMIG1)
$16,200,000      4.15%          01/07/97      $16,200,000
Sweetwater County PCRB for Idaho Power Co. Series 1996 C
   (A-1+/VMIG1)
  6,100,000      5.10           01/01/97        6,100,000
-----------------------------------------------------------
                                              $22,300,000
-----------------------------------------------------------
Total Investments                          $1,749,033,261/(a)/
==========================================================


/(a)/The amount stated also represents aggregate cost for federal income tax purposes.
/(b)/When-issued securities.
/(c)/Portions of these securities are being segregated for when-issued securities.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


-----------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio

December 31, 1996

------------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
============================================================
California--96.4%
California Health Facilities Authority VRDN for Kaiser Permanente
   Series 1993 A, B & C RB(A-1+/VMIG1)
$ 2,000,000       4.00%          01/07/97       $  2,000,000
California Health Facility Finance Authority RB Series
   1990 A VRDN (Rabobank Nederland LOC)(A-1+/VMIG1)
  8,100,000       4.00           01/07/97          8,100,000
California PCRB for Pacific Gas & Electric (Banque Nationale de Paris
   LOC)(A-1+)
  4,100,000       4.80           01/01/97          4,100,000
California Pollution Control Financing Authority for Southern
   California Edison Adjustable TRB Series 1986 D(A-1/VMIG1)
  1,800,000       4.70           01/01/97          1,800,000
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
 10,000,000       3.47           01/31/97         10,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 25,500,000       4.01           01/07/97         25,500,000
California School Cash Reserves Program Authority Series 1996 A
   (MBIA)(SP-1/VMIG1)
  9,000,000       4.75           07/02/97          9,040,248
California School Cash Reserves Program Authority Series 1996 B
   (MBIA)(VMIG1)
 10,000,000       4.50           12/19/97         10,083,758
California Statewide Communities Development Authority
   for Kaiser Foundation Hospital 1995 COPS(A-1+/VMIG1)
 16,500,000       4.00           01/07/97         16,500,000
California Statewide Communities Development Authority RB Series
   1995 A (A-1+)
 13,900,000       3.90           01/07/97         13,900,000
California Statewide Communities Development Authority Series
   1995A-1(A-1+)
 14,200,000       3.90           01/07/97         14,200,000
California Statewide Communities Development Authority, Refunding
   RB Series 1995A-2(A-1+)
  5,500,000       3.90           01/07/97          5,500,000
Chula Vista RB Series 1996 A for San Diego Gas & Electric(A-
   1/VMIG1)
 11,200,000       5.10           01/01/97         11,200,000
City of Anaheim Electric RANS Tax Exempt CP
   Notes(A-1+/P-1)
  8,950,000       3.45           01/29/97          8,950,000
City of Fresno MF Hsg. Revenue Refunding Bonds Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  3,315,000       4.15           01/07/97          3,315,000
City of Irwindale IDRB Series 1984 for Toys-R-Us VRDN (Bankers
   Trust LOC)(AA2)
  2,000,000       4.13%          01/07/97          2,000,000
City of Los Angeles VRDN MF Hsg. Museum Terrace-84H (Bank of
   America LOC)(VMIG1)
  3,500,000       4.00           01/07/97          3,500,000
City of Newport Beach Floating/Fixed Rate Health Facilities Memorial
   Hospital Facility VRDN(A-1/VMIG1)
 10,750,000       5.15           01/01/97         10,750,000
City of Newport Beach VRDN RB Series 1996 A(A-1+)
  3,800,000       5.15           01/01/97          3,800,000
City of Newport Beach VRDN RB Series 1996 B(A-1+)
 23,000,000       5.15           01/01/97         23,000,000
City of San Diego VRDN MF Hsg. RB Series 1985 (Bank of
   America LOC)(VMIG1)
 15,700,000       4.05           01/07/97         15,700,000
City of San Diego MF Hsg. for Lacima Apartments VRDN (Citibank
   LOC)(VMIG1)
 13,125,000       4.05           01/07/97         13,125,000
City of San Diego MF Hsg. for Nobel Court Apartments VRDN
   (Citibank LOC)(VMIG1)
 11,555,000       4.05           01/07/97         11,555,000
Contra Costa MF Hsg. for Lakeshore Apartments VRDN(A-1+)
  4,600,000       4.05           01/07/97          4,600,000
East Bay Municipal Utility District California Water & Waste
   (A-1+/P-1)
  4,300,000       3.45           02/27/97          4,300,000
Huntington Beach City Monthly MF Hsg. VRDN Series 1985 A (Bank
   of America LOC)(VMIG1)
  7,500,000       4.00           01/31/97          7,500,000
Kings County Housing Authority MF Hsg. Refunding RB Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  2,500,000       4.15           01/07/97          2,500,000
Los Angeles County Metro Transportation Authority VRDN
   (MBIA)(SP-1+/VMIG1)
  4,595,000       4.00           01/07/97          4,595,000
Los Angeles County Metro Transportation Authority RANS Series 1996
   A(VMIG1)
 10,000,000       4.00           02/27/97         10,013,586
Los Angeles County Metro Transportation CP Notes (National
   Westminster/Union Bank of California/ABN Amro/Canadian
   Imperial Bank of Commerce/Banque Nationale de Paris LOC)
   (A-1+/P-1)
 10,000,000       3.65           01/10/97         10,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal       Interest        Maturity         Amortized
 Amount           Rate            Date             Cost
===========================================================
California  (continued)
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty Trust
   Co./Westdeutsche Landesbank Girozentrale/Bank of
   America/Union Bank of Switzerland LOC)(SP-1+/VMIG1)
$16,400,000      4.50%          06/30/97        $16,456,497
Los Angeles County, VRDN MF Hsg. for Valencia Village Series 1984 C
   (Industrial Bank of Japan Ltd. LOC)(A-1+)
 16,400,000      2.80           01/07/97         16,400,000
Los Angeles Housing Authority MF Hsg. VRDN for Canyon Country
   Villas Series 1985 H (Industrial Bank of Japan Ltd. LOC)(VMIG1)
 19,000,000      2.80           01/07/97         19,000,000
Northern California Power Agency Geothermal Project Number 3
   Adjustable Rate RB Series 1996 A (AMBAC)(A-1+/VMIG1)
  8,500,000      3.85           01/07/97          8,500,000
Orange County Apartment Development RB Issue 1984 C Seaside
  Meadow (Fuji Bank Ltd.)(A-1/VMIG1)
 24,000,000      3.95           01/07/97         24,000,000
Pomona Public Financing Authority VRDN (Sumitomo Bank LOC)
   (SP-1+)
  2,075,000      4.25           01/07/97          2,075,000
Sacramento County 1990 COP Admin-Center Courthouse Project
  VRDN (Union Bank of Switzerland LOC)(A-1+/VMIG1)
    500,000      3.75           01/07/97            500,000
San Bernardino County VRDN-Woodview Apartments Series
   1985 (Bank of America LOC)(VMIG1)
  6,500,000      4.05           01/07/97          6,500,000
San Diego County MF Hsg. for Country Hills VRDN (FNMA)
   (A-1+)
 10,300,000      4.05           01/07/97         10,300,000
San Diego IDB Series 1995 B for San Diego Gas & Electric(A-1/VMIG1)
  1,000,000      3.50           01/23/97          1,000,000
San Leandro MF Hsg. VRDN Series 1985 B- Haas Avenue
   Apartments (Bank of America LOC)(VMIG1)
  3,900,000      4.00           01/07/97          3,900,000
Southern California Metro Water District Series A CP Notes(A-1+/P-1)
  5,400,000      3.50           02/20/97          5,400,000
Southern California Metropolitan Water District Revenue
   Refunding Bonds Series 1996 A (AMBAC)(A-1+/VMIG1)
  4,500,000      4.00           01/07/97          4,500,000
Southern California Public Power Authority 1991 Subordinated
  Revenue Refunding Bonds (AMBAC)(A-1+/VMIG1)
  9,100,000      3.90           01/07/97          9,100,000
Southern California Public Power Authority Power
   Project RB Series 1996 B (AMBAC)(A-1+/VMIG1)
  7,500,000      3.90           01/07/97          7,500,000
Southern California Public Power Authority Power
   Project RB Series 1996 C (AMBAC)(A-1+/VMIG1)
 10,000,000      3.90           01/07/97         10,000,000
Triunfo Sanitation District VRDN Refunding RB Series 1994 (Banque
   Nationale de Paris LOC)(A-1+)
  3,700,000      4.20           01/07/97          3,700,000
Tulare-Porterville Schools Finance Authority COPS (Union Bank of
  California LOC)(VMIG1)
  4,935,000      4.30           01/07/97          4,935,000
-----------------------------------------------------------
                                               $424,894,089
-----------------------------------------------------------
Puerto Rico--3.2%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$14,000,000      4.00%          07/30/97        $14,045,081
-----------------------------------------------------------
Total Investments                              $438,939,170/(a)/
===========================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount            Rate            Date            Cost
===========================================================
New York--94.2%
City of Yonkers IDA RB for Consumers (Industrial Bank
   of Japan LOC)(VMIG1)
$2,700,000       3.90%           01/07/97       $2,700,000
City of Yonkers IDA Series 1991 Civic Facility RB
   (Industrial Bank of Japan LOC)(VMIG1)
 2,900,000       3.90            01/07/97        2,900,000
Great Neck North Water Authority Water System RB Series
   1993 A VRDN (FGIC)(A-1+/VMIG1)
 3,800,000       4.00            01/07/97        3,800,000
IDA Civic Facility RB Cold Spring Harbor Labs Series
   1989 VRDN (Morgan Guaranty Trust LOC)(A-1+)
 2,200,000       4.90            01/01/97        2,200,000
Metropolitan Museum of Art Variable Rate Interest
   Bonds(AA/AA)
 1,500,000       4.00            01/07/97        1,500,000
Metropolitan Transportation Authority Commuter Facility
   VRDN Series 1991 (National Westminster/Morgan
   Guaranty/Industrial Bank of Japan/Sumitomo Bank/J.P.
   Morgan/Bank of Tokyo LOC)(A-1+/VMIG1)
 3,400,000       4.05            01/07/97        3,400,000
Nassau County TANS Series 1996 B(SP-1+)
 3,500,000       4.25            08/29/97        3,515,754
New York City GO Bonds (Sumitomo Bank LOC)(A-1/VMIG1)
   800,000       5.00            01/01/97          800,000
New York City GO Fiscal 1995 Series B-6
   (MBIA)(A-1+/VMIG1)
 3,900,000       5.10            01/01/97        3,900,000
 1,250,000       5.10            01/01/97        1,250,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 4,000,000       4.50            04/15/97        4,009,256
New York City IDA - Civic Facility RB 1989 National
   Audubon Society, Inc. (Swiss Bank Corp. LOC)(A-1+)
 4,000,000       4.80            01/01/97        4,000,000
New York City IDA for Columbia Grammar Prep School VRDN
   (Chemical Bank LOC)(A-1+)
 2,500,000       4.15            01/07/97        2,500,000
New York City Municipal Water Finance Authority CP
   Series 1 (Canadian Imperial Bank of Commerce
   LOC)(P-1)
 6,900,000       3.55            01/16/97        6,900,000
New York City Municipal Water Finance Authority Series
   3 (Toronto Dominion Bank/Bank of Nova Scotia
   LOC)(P-1)
 2,500,000       3.50            03/11/97        2,500,000
New York City Trust for Cultural Resources American
   Museum of Natural History Adjustable Rate TRB VRDN
   (MBIA)(VMIG1)
$3,200,000       3.80%           01/07/97       $3,200,000
New York State Dormitory Authority RB Series 1990 B for
   Cornell University VRDN(VMIG1)
 4,700,000       4.80            01/01/97        4,700,000
New York State Energy Research & Development Authority
   For Long Island Lighting Co. VRDN (Toronto Dominion
   Bank LOC) (A-1+/P-1)
 3,000,000       4.05            01/07/97        3,000,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 B
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 7,800,000       5.00            01/01/97        7,800,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 D
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 3,600,000       4.40            01/01/97        3,600,000
New York State Energy Research & Development Authority
   PCRB for Rochester Gas & Electric Series 1984
   (Credit Suisse LOC)(P-1)
 2,100,000       3.40            01/31/97        2,100,000
New York State Energy Research & Development Authority
   PCRB Series A & B - Central Hudson Gas & Electric
   VRDN (Deutsche Bank LOC)(AA2)
 1,300,000       3.90            01/07/97        1,300,000
New York State Energy Research & Development Authority
   for Orange and Rockland Utilities Series 1995 A VRDN
   (AMBAC)(A-1+/VMIG1)
 5,000,000       3.80            01/07/97        5,000,000
New York State GO BANS Series R(A-1/P-1)
 4,500,000       3.55            02/25/97        4,500,000
New York State GO BANS Series T(A-1/P-1)
 3,500,000       3.55            02/24/97        3,500,000
New York State Housing Finance Agency for Normandie
   Court Housing RB Series 1987 A (Fleet Bank
   LOC)(VMIG1)
 5,100,000       4.00            01/07/97        5,100,000
New York State Local Government Assistance Series 1995
   B VRDN (Bank of Nova Scotia LOC)(A-1+/VMIG1)
 1,700,000       4.00            01/07/97        1,700,000
New York State Local Government Series C VRDN
   (Landesbank Hessen-Thueringen Girozentrale
   LOC)(A-1+/VMIG1)
 7,000,000       4.00            01/07/97        7,000,000

----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount           Rate            Date             Cost
===========================================================
New York (continued)
New York State Local Government Series G VRDN (National
   Westminster Bank LOC)(A-1+/VMIG1)
$700,000         3.85%           01/07/97     $    700,000
New York State Medical Care Facility Financing Agency
   for Children's Hospital of Buffalo RB Series 1991 A
   (Barclays Bank LOC)(VMIG1)
 1,900,000       4.20            01/07/97        1,900,000
New York State Triborough Bridge & Tunnel Authority
   VRDN (FGIC)(A-1+/VMIG1)
 4,700,000       4.00            01/07/97        4,700,000
Oswego County IDA PCRB Series 1992 for Philip
   Morris(A-1/P-1)
 1,000,000       4.15            01/07/97        1,000,000
Syracuse University IDA VRDN (Morgan Guaranty
   LOC)(AA+/A-1 /VMIG1)
 1,200,000       4.80            01/01/97        1,200,000
-----------------------------------------------------------
                                              $107,875,010
-----------------------------------------------------------
Puerto Rico--5.7%
Commonwealth of Puerto Rico RANS Series 1997
   A(SP-1+/VMIG1)
$3,500,000       4.00%           07/30/97     $  3,511,271
Puerto Rico Government Development Bank VRDN (Credit
   Suisse LOC)(A-1/VMIG1)
 1,000,000       3.75            01/07/97        1,000,000
Puerto Rico Medical and Environmental PCRB Series 1983
   A for Key Pharmaceuticals Inc. (Morgan Guaranty LOC)
 2,000,000       3.75            12/01/97        2,000,000
-----------------------------------------------------------
                                              $  6,511,271
-----------------------------------------------------------
Total Investments                             $114,386,281/(a)/
===========================================================
/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


Investment Abbreviations:
ACES         --Adjustable Convertible Extendible
               Securities
AMBAC        --Insured by American Municipal Bond
               Assurance Corp.
BANS         --Bond Anticipation Notes
CFC          --Unconditionally Guaranteed by
               Cooperative Finance Corp.
COPS         --Certificates of Particication
CP           --Commercial Paper
FGIC         --Insured by Financial Guaranty
               Insurance Co.
FNMA         --Federal National Mortgage
               Association
GO           --General Obligation
HFA          --Health Facility Authority
IDA          --Industrial Development Authority
IDB          --Industrial Development Bond
IDR          --Industrial Development Revenue Bond
LOC          --Letter of Credit
MBIA         --Insured by Municipal Bond Investors
               Assurance
MF Hsg.      --Multi-Family Housing
PCRB         --Pollution Control Revenue Bond
RANS         --Revenue Anticipation Notes
RB           --Revenue Bond
TANS         --Tax Anticipation Notes
TECP         --Tax Exempt Commercial Paper
TRANS        --Tax Revenue Anticipation Notes
TRB          --Tender Revenue Bond
UPDATE       --Unit Priced Daily Adjustable
               Tax-Exempt Security
VRDN         --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


-------------------------------------     --------------------------------------







                     [This page intentionally left blank]





--------------------------------------     -------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

                                                                             ILA             ILA
                                                                            Prime           Money             ILA
                                                                          Obligations       Market         Government
                                                                           Portfolio       Portfolio       Portfolio
                                                                          ==============================================
Assets:
Investments in securities, at value based on amortized cost              $1,266,243,902   $ 990,797,391    $ 827,240,879
Interest receivable                                                           3,701,956       3,538,130        1,378,983
Cash                                                                            143,480         128,908          152,717
Other assets                                                                     18,680          33,706           48,509
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                          1,270,108,018     994,498,135      828,821,088
------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investment securities purchased                                          --              --               --
Dividends payable                                                             5,999,306       4,784,617        3,427,645
Accrued expenses and other liabilities                                          530,616         513,611          459,492
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         6,529,922       5,298,228        3,887,137
------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                           1,263,578,517     989,199,498      824,862,428
Accumulated undistributed net investment income                                      --              --               --
Accumulated undistributed net realized gain (loss) on investment
   transactions                                                                   (421)             409           71,523
------------------------------------------------------------------------------------------------------------------------
    Net assets                                                           $1,263,578,096   $ 989,199,907      824,933,951
========================================================================================================================
Net asset value, offering and redemption price per unit
   (net assets/units outstanding)                                        $         1.00   $        1.00    $        1.00
========================================================================================================================
Units Outstanding:
ILA units                                                                 1,154,745,689     703,096,586      694,604,345
ILA Administration units                                                     23,775,858     257,258,398       36,044,854
ILA Service units                                                            84,710,642      28,844,514       94,213,229
ILA B units                                                                     346,328              --               --
------------------------------------------------------------------------------------------------------------------------
    Total units of beneficial interest outstanding, $.001 par value
       (unlimited number of units authorized)                             1,263,578,517     989,199,498      824,862,428
========================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
      ILA              ILA                              ILA              ILA            ILA
    Treasury         Treasury            ILA         Tax-Exempt       Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal       Diversified      California      New York
    Portfolio        Portfolio        Portfolio       Portfolio        Portfolio      Portfolio
================================================================================================
 $ 810,267,968   $1,221,566,240   $3,300,609,972   $1,749,033,261   $438,939,170    $114,386,281
       532,015       14,004,604        4,477,173        7,404,080      2,433,885         404,538
        99,319          148,266          365,400        1,862,438        599,385          41,299
           775           10,026          125,725            8,601          8,650              --
------------------------------------------------------------------------------------------------
   810,900,077    1,235,729,136    3,305,578,270    1,758,308,380    441,981,090     114,832,118
------------------------------------------------------------------------------------------------

            --               --               --      150,828,428             --              --
     3,404,801        4,597,910       13,642,248        4,524,992      1,168,073         274,842
       428,726          525,543        1,305,746          494,147        194,663          62,795
------------------------------------------------------------------------------------------------
     3,833,527        5,123,453       14,947,994      155,847,567      1,362,736         337,637
------------------------------------------------------------------------------------------------

 $ 807,035,766    1,230,590,333    3,290,699,109    1,602,342,561    440,637,879     114,499,366
            --               --               --          362,642         10,495           1,634

        30,784           15,350          (68,833)        (244,390)       (30,020)         (6,519)
------------------------------------------------------------------------------------------------
 $ 807,066,550   $1,230,605,683   $3,290,630,276   $1,602,460,813   $440,618,354    $114,494,481
================================================================================================

 $        1.00    $        1.00   $         1.00   $         1.00   $       1.00   $        1.00
================================================================================================

   574,608,995      708,990,271    2,303,703,731    1,514,523,522    440,495,857      70,178,026
   108,916,431      137,701,171      794,578,398       59,097,259        142,022      44,321,340
   123,510,340      383,898,891      192,416,980       28,918,372             --              --
            --               --               --               --             --              --
------------------------------------------------------------------------------------------------

   807,035,766    1,230,590,333    3,290,699,109    1,602,539,153    440,637,879     114,499,366
================================================================================================


------------------------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

------------------------------------------------------------------------------


                                                                                ILA            ILA
                                                                               Prime          Money           ILA
                                                                             Obligations      Market       Government
                                                                             Portfolio       Portfolio     Portfolio
                                                                             =========================================
Investment income:
Interest income                                                             $81,770,923    $54,320,799    $39,035,321
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       5,185,990      3,447,586      2,509,206
Transfer agent fees                                                             592,685        394,010        286,766
Custodian fees                                                                  289,863        203,454        157,058
Professional fees                                                                43,453         28,965         22,465
Trustees' fees                                                                   19,256         10,622          9,356
Other                                                                           178,787        197,862        186,415
----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                            6,310,034      4,282,499      3,171,266
    Less--Expenses reimbursable and fees waived by Goldman Sachs               (234,432)      (736,102)      (231,536)
----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                              6,075,602      3,546,397      2,939,730
    Administration unit fees                                                     65,534        316,155         63,048
    Service unit fees                                                           494,274        128,313        352,931
----------------------------------------------------------------------------------------------------------------------
    Net expenses and unit fees                                                6,635,410      3,990,865      3,355,709
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                        75,135,513     50,329,934     35,679,612
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                              72,405         72,865         62,662
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $75,207,918    $50,402,799    $35,742,274
======================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     ILA            ILA                            ILA             ILA           ILA
   Treasury       Treasury          ILA         Tax-Exempt      Tax-Exempt    Tax-Exempt
  Obligations    Instruments      Federal       Diversified     California     New York
   Portfolio      Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
=========================================================================================
$48,666,691     $53,608,537    $146,327,912    $54,107,112    $13,695,668     $3,421,539
 ----------------------------------------------------------------------------------------
  3,157,511       3,629,131       9,496,253      5,391,039      1,410,751        359,201
    360,858         414,758       1,085,286        616,119        161,229         41,051
    197,650         167,744         459,900        135,944         45,236         21,336
     27,555          34,247          77,027         42,553         13,995          6,322
     11,552          12,842          34,394         17,650          4,574          1,215
    157,226         213,340         423,802        136,197         38,866          7,681
-----------------------------------------------------------------------------------------

  3,912,352       4,472,062      11,576,662      6,339,502      1,674,651        436,806
   (212,886)     (2,294,583)     (4,522,286)    (1,564,664)       (22,092)      (108,395)
 ----------------------------------------------------------------------------------------
  3,699,466       2,177,479       7,054,376      4,774,838      1,652,559        328,411
    145,201         145,441         906,321         73,660            262         39,843
    579,790       1,266,586         562,023        130,158             --             --
-----------------------------------------------------------------------------------------
  4,424,457       3,589,506       8,522,720      4,978,656      1,652,821        368,254
-----------------------------------------------------------------------------------------
 44,242,234      50,019,031     137,805,192     49,128,456     12,042,847      3,053,285
-----------------------------------------------------------------------------------------
    195,578         416,602          (4,477)       (12,968)            15         (4,539)
-----------------------------------------------------------------------------------------
$44,437,812     $50,435,633    $137,800,715    $49,115,488    $12,042,862     $3,048,746
=========================================================================================


--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996


--------------------------------------------------------------------------------

                                                                           ILA                ILA
                                                                          Prime              Money            ILA
                                                                       Obligations           Market       Government
                                                                        Portfolio          Portfolio       Portfolio
                                                                      ================================================
From Operations:
Net investment income                                                 $   75,135,513     $ 50,329,934    $ 35,679,612
Net realized gain(loss) on investment transactions                            72,405           72,865          62,662
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                  75,207,918       50,402,799      35,742,274
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (67,076,054)     (38,261,044)    (29,556,990)
   ILA Administration units                                               (2,206,827)     (10,545,315)     (2,048,010)
   ILA Service units                                                      (5,850,540)      (1,523,575)     (4,074,612)
   ILA B units                                                                (2,092)              --              --
Net realized gain on investment transactions
   ILA units                                                                 (65,059)         (54,983)        (38,029)
   ILA Administration units                                                   (2,127)         (15,267)         (2,635)
   ILA Service units                                                          (5,640)          (2,206)         (5,242)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                   (75,208,339)     (50,402,390)    (35,725,518)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
 Proceeds from sales of units                                          9,633,671,566    8,281,604,075   5,115,245,365
 Reinvestment of dividends and distributions                              40,414,429       38,191,105      17,312,306
 Cost of units repurchased                                            (9,962,009,233)  (8,092,253,028) (5,011,078,568)
----------------------------------------------------------------------------------------------------------------------
    Increase(decrease) in net assets resulting from unit transactions   (287,923,238)     227,542,152     121,479,103
----------------------------------------------------------------------------------------------------------------------
    Total increase(decrease)                                            (287,923,659)     227,542,561     121,495,859
Net Assets:
Beginning of year                                                      1,551,501,755      761,657,346     703,438,092
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,263,578,096   $  989,199,907   $ 824,933,951
======================================================================================================================
Accumulated undistributed net investment income                                   --               --              --
======================================================================================================================
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                          8,756,241,159    5,161,953,773   4,490,979,392
   Reinvestment of dividends and distributions                            36,833,028       30,348,683      13,978,786
   Units repurchased                                                  (8,899,537,496)   (5,063,361,34) (4,380,790,567)
----------------------------------------------------------------------------------------------------------------------
                                                                        (106,463,309)     128,941,113     124,167,611
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            318,656,203    2,902,067,359     220,574,807
   Reinvestment of dividends and distributions                             1,520,549        7,510,848         283,223
   Units repurchased                                                    (359,456,201)  (2,816,742,074)   (232,371,387)
----------------------------------------------------------------------------------------------------------------------
                                                                         (39,279,449)      92,836,133     (11,513,357)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            558,266,701      217,582,943     403,691,166
   Reinvestment of dividends and distributions                             2,060,072          331,574       3,050,297
   Units repurchased                                                    (702,853,581)    (212,149,611)   (397,916,614)
----------------------------------------------------------------------------------------------------------------------
                                                                        (142,526,808)       5,764,906       8,824,849
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (288,269,566)*    227,542,152     121,479,103
======================================================================================================================

* In addition, ILA B units had sales, reinvestments of dividends and distributions and repurchases of 507,503, 780 and 161,955 units, respectively, for a net increase of 346,328 units.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------
      ILA               ILA                                ILA               ILA              ILA
    Treasury         Treasury            ILA           Tax-Exempt        Tax-Exempt       Tax-Exempt
  Obligations       Instruments        Federal         Diversified       California        New York
   Portfolio         Portfolio        Portfolio         Portfolio         Portfolio        Portfolio
=========================================================================================================

 $  44,242,234     $  50,019,031    $ 137,805,192     $  49,128,456     $ 12,042,847     $  3,053,285
       195,578           416,602           (4,477)          (12,968)              15           (4,539)
------------------------------------------------------------------------------------------------------
    44,437,812        50,435,633      137,800,715        49,115,488       12,042,862        3,048,746
------------------------------------------------------------------------------------------------------


   (32,818,890)      (30,911,761)    (101,011,206)      (46,819,418)     (12,036,826)      (2,289,010)
    (4,742,767)       (4,651,770)     (30,041,532)       (1,375,597)          (6,021)        (764,275)
    (6,680,577)      (14,455,500)      (6,752,454)         (933,441)              --               --
            --                --               --                --               --               --

      (124,367)         (251,459)              --                --               --               --
       (17,973)          (37,841)              --                --               --               --
       (25,316)         (117,591)              --                --               --               --
------------------------------------------------------------------------------------------------------
   (44,409,890)      (50,425,922)    (137,805,192)      (49,128,456)     (12,042,847)      (3,053,285)
------------------------------------------------------------------------------------------------------

 5,362,879,167     5,282,794,697   15,965,974,823     9,518,523,372    2,958,021,573      648,758,829
    13,347,956        20,444,542       79,358,869        35,078,864       11,445,149        2,949,980
(5,492,732,128)   (4,850,904,367) (15,106,127,095)   (9,392,133,030)  (2,875,637,134)    (654,470,394)
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
------------------------------------------------------------------------------------------------------
  (116,477,083)      452,344,583      939,202,120       161,456,238       93,829,603       (2,766,124)

   923,543,633       778,261,100    2,351,428,156     1,441,004,575      346,788,751      117,260,605
------------------------------------------------------------------------------------------------------
 $ 807,066,550    $1,230,605,683   $3,290,630,276    $1,602,460,813   $  440,618,354     $114,494,481
=======================================================================================================
            --                 --              --    $      362,642   $       10,495     $      1,634
=======================================================================================================

 3,696,243,017     3,783,423,031   11,171,686,790     9,264,641,627    2,957,305,487      340,781,821
    11,811,603        19,300,481       66,486,820        34,471,658       11,444,982        2,236,468
(3,844,547,762)   (3,680,022,103) (10,666,427,699)   (9,127,243,309)  (2,875,001,835)    (363,376,230)
------------------------------------------------------------------------------------------------------
  (136,493,142)      122,701,409      571,745,911       171,869,976       93,748,634      (20,357,941)
------------------------------------------------------------------------------------------------------

   659,581,577       470,006,128    3,606,492,816       142,908,870          716,086      307,977,008
       855,243         1,082,829       11,506,068           298,114              167          713,512
  (644,240,509)     (402,096,387)  (3,340,378,274)     (132,882,806)        (635,299)    (291,094,164)
------------------------------------------------------------------------------------------------------
    16,196,311        68,992,570      277,620,610        10,324,178           80,954       17,596,356
------------------------------------------------------------------------------------------------------

 1,007,054,573     1,029,365,538    1,187,795,217       110,972,875               --               --
       681,110            61,232        1,365,981           309,092               --               --
(1,003,943,857)     (768,785,877)  (1,099,321,122)     (132,006,915)              --               --
------------------------------------------------------------------------------------------------------
     3,791,826       260,640,893       89,840,076       (20,724,948)              --               --
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
=======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                           ILA              ILA
                                                                          Prime            Money             ILA
                                                                        Obligations        Market        Government
                                                                         Portfolio        Portfolio       Portfolio
                                                                        ----------------------------------------------
From Operations:
Net investment income                                                 $  107,583,870   $  49,478,386    $  51,830,087
Net realized gain (loss) on investment transactions                           14,828          23,170          168,758
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                 107,598,698      49,501,556       51,998,845
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (90,145,210)     (39,853,826)    (42,814,965)
   ILA Administration units                                               (5,198,674)      (8,266,526)     (3,434,653)
   ILA Service units                                                     (12,239,986)      (1,358,034)     (5,580,469)
Net realized gain on investment transactions
   ILA units                                                                 (12,607)         (18,166)       (138,212)
   ILA Administration units                                                     (741)          (4,378)        (12,197)
   ILA Service units                                                          (1,480)            (626)        (17,502)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                  (107,598,698)    (49,501,556 )    (51,997,998)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
Proceeds from sales of units                                          12,338,624,975   6,865,371,082    6,147,457,376
Reinvestment of dividends and distributions                               46,658,797      34,033,174       18,869,484
Cost of units repurchased                                            (13,117,315,317)  6,864,945,994)  (6,596,822,965)
----------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets resulting from unit
       transactions                                                     (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                           (732,031,545)     34,458,262     (430,495,258)
Net Assets:
Beginning of year                                                      2,283,533,300     727,199,084    1,133,933,350
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,551,501,755   $ 761,657,346    $ 703,438,092
----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                   --              --               --
----------------------------------------------------------------------------------------------------------------------
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                         10,673,706,881    5,167,984,860   5,286,093,615
   Reinvestment of dividends and distributions                            43,663,215       30,173,260      14,307,877
   Units repurchased                                                 (11,419,966,319)  (5,183,472,607) (5,611,448,715)
----------------------------------------------------------------------------------------------------------------------
                                                                        (702,596,223)      14,685,513    (311,047,223)
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            801,545,537    1,503,847,493     385,128,154
   Reinvestment of dividends and distributions                             1,574,573        3,545,805         410,476
   Units repurchased                                                    (889,335,631)  (1,488,837,741)   (433,455,523)
----------------------------------------------------------------------------------------------------------------------
                                                                         (86,215,521)      18,555,557     (47,916,893)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            863,372,557      193,538,729     476,235,607
   Reinvestment of dividends and distributions                             1,421,009          314,109       4,151,131
   Units repurchased                                                    (808,013,367)    (192,635,646)   (551,918,727)
----------------------------------------------------------------------------------------------------------------------
                                                                          56,780,199        1,217,192     (71,531,989)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
      ILA               ILA                                  ILA              ILA              ILA
    Treasury          Treasury              ILA           Tax-Exempt       Tax-Exempt       Tax-Exempt
   Obligations       Instruments          Federal         Diversified      California        New York
    Portfolio         Portfolio          Portfolio         Portfolio        Portfolio        Portfolio
======================================================================================================
 $  49,882,996     $  39,027,924    $  127,991,600     $  55,137,781    $  10,292,899     $  3,354,557
       634,764           426,028           (11,971)          (38,116)          (4,501)              --
------------------------------------------------------------------------------------------------------
    50,517,760        39,453,952       127,979,629        55,099,665       10,288,398        3,354,557
------------------------------------------------------------------------------------------------------


   (37,834,730)      (31,147,754)      (98,487,540)      (50,915,901)     (10,279,510)      (2,746,431)
    (5,921,841)       (3,930,340)      (26,181,728)       (2,430,414)         (13,389)        (608,126)
    (6,116,634)       (3,949,830)       (3,322,332)       (1,791,466)              --               --

      (474,791)         (338,176)               --                --               --               --
       (76,052)          (43,832)               --                --               --               --
       (81,059)          (43,878)               --                --               --               --
------------------------------------------------------------------------------------------------------
   (50,505,107)      (39,453,810)     (127,991,600)      (55,137,781)     (10,292,899)      (3,354,557)
------------------------------------------------------------------------------------------------------

 5,295,765,985     4,545,981,787    12,879,366,733     9,669,281,502    2,111,844,558      637,393,901
    14,985,214        18,329,605        59,359,416        35,116,542        9,384,940        3,009,869
 (5,307,633,793)  (4,472,240,590)  (12,558,288,438)   (9,832,589,904)  (2,002,625,120)    (646,630,502)
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
------------------------------------------------------------------------------------------------------
     3,130,059        92,070,944       380,425,740      (128,229,976)     118,599,877       (6,226,732)

   920,413,574       686,190,156     1,971,002,416     1,569,234,551      228,188,874      123,487,337
------------------------------------------------------------------------------------------------------
 $ 923,543,633     $ 778,261,100    $2,351,428,156    $1,441,004,575    $ 346,788,751     $117,260,605
======================================================================================================
            --                --                --    $      362,642    $      10,495     $      1,634
======================================================================================================


 4,098,618,029     3,716,958,431     9,845,256,084     9,311,743,687    2,111,311,145      412,445,304
    12,443,257        17,215,281        53,443,869        34,419,501        9,375,255        2,397,973
(4,113,675,854)   (3,695,227,116)   (9,792,323,613)   (9,438,508,967)  (2,001,353,653)    (408,825,174)
------------------------------------------------------------------------------------------------------
    (2,614,568)       38,946,596       106,376,340       (92,345,779)     119,332,747        6,018,103
------------------------------------------------------------------------------------------------------

   852,080,094       450,755,034     2,431,546,258       230,975,117          533,413      224,948,597
     2,541,957         1,065,347         5,373,341           522,467            9,685          611,896
  (859,607,724)     (447,499,474)   (2,249,895,904)     (280,499,429)      (1,271,467)    (237,805,328)
------------------------------------------------------------------------------------------------------
    (4,985,673)        4,320,907       187,023,695       (49,001,845)        (728,369)     (12,244,835)
------------------------------------------------------------------------------------------------------

   345,067,862       378,268,322       602,564,391       126,562,698               --               --
            --            48,977           542,206           174,574               --               --
  (334,350,215)     (329,514,000)     (516,068,921)     (113,581,508)              --               --
------------------------------------------------------------------------------------------------------
    10,717,647        48,803,299        87,037,676        13,155,764               --               --
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996




--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Goldman Sachs--Institutional Liquid Assets Portfolios ("ILA"). The Trust is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York. All of the portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. ILA offers three classes of units for each of its portfolios: ILA units, ILA Administration units and ILA Service units. In addition, Prime Obligations offers ILA B units. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by ILA. The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
ILA uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.


C.  Federal Taxes--
    ---------------
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to its unitholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At December 31, 1996, ILA's tax year end, the following portfolios had capital loss carryforwards for U.S. Federal tax purposes of approximately:

                                                Years of
        Portfolio                Amount        Expiration
        ---------                ------        ----------
Federal                         $  72,000     2000 to 2004
Tax-Exempt Diversified            244,000     1997 to 2004
Tax-Exempt California              30,000     1999 to 2003
Tax-Exempt New York                 7,000     1999 to 2004

These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

D.  Expenses--
--------------
Expenses incurred by ILA which do not specifically relate to an individual portfolio of ILA are allocated to the portfolios based on each portfolio's relative average net assets for the period.
   Unitholders of ILA Administration, ILA Service and ILA B units bear all expenses and fees paid to service and distribution organizations for their services with respect to such units as well as other expenses (subject to expense limitations) which are directly attributable to such units.

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31,1996
--------------------------------------------------------------------------------
3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement. Under the Advisory Agreement, GSAM, subject to general supervision of the Trust's Board of Trustees, manages the portfolios and provides for the administration of ILA's other affairs. As compensation for the services rendered under the Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .35% of each portfolio's average daily net assets. For the year ended December 31, 1996 and until further notice, GSAM has agreed to waive advisory fees of .05%, .20%, .15%, .10% and .09% for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively.
   Goldman Sachs also serves as ILA's transfer agent under a Transfer Agency Agreement for a fee. In addition, Goldman Sachs acts as ILA's distributor under a Distribution Agreement for which it receives no compensation. Amounts due to Goldman Sachs are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
   GSAM has voluntarily agreed that if the sum of a portfolio's expenses (including the advisory fee, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, administration, authorized dealer service, distribution and service plan fees and other extraordinary expenses) exceeds on an annualized basis .41% of such portfolio's net assets, the portfolio will be reimbursed in the amount of such excess monthly.
   In addition, GSAM has voluntarily agreed to reimburse the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios to the extent that each portfolio's expenses, as defined above, exceed .36%, .21%, .26%, .31% and .32%, respectively, of the average net assets per annum. Amounts due from Goldman Sachs at December 31, 1996 are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
   The ILA B units of Prime Obligations Portfolio have adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee for distribution services equal, on an annual basis, up to .75% of ILA B units average daily net assets.
   The ILA B units of Prime Obligations Portfolio have adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. ILA B units pay a fee under this Service Plan equal, on an annual basis, up to .25% of ILA Class B's average daily net assets.
   The chart below outlines the fee waivers and expense reimbursements for the year ended December 31, 1996 and amounts owed to and due from Goldman Sachs at December 31, 1996 (in thousands):

-------------------------------------------------------------------------------

                                                       Due to
                                                       Goldman
                                                        Sachs         Amounts
                   Adviser    Expense                 for Adviser/    due from
                     Fee     Reimburse-                Transfer       Goldman
 Fund              Waived      ments         Total     Agent Fees     Sachs
================================================================================
 Prime
  Obligations
  Portfolio         $--         $234          $234         $462          $18
--------------------------------------------------------------------------------
 Money
  Market
  Portfolio          493         243           736          318           34
--------------------------------------------------------------------------------
 Government
  Portfolio           --         232           232          265           45
--------------------------------------------------------------------------------
 Treasury
  Obligations
  Portfolio           --         213           213          267           --
--------------------------------------------------------------------------------
 Treasury
  Instruments
  Portfolio        2,074         221         2,295          180           10
--------------------------------------------------------------------------------
 Federal
  Portfolio        4,070         452         4,522          648          126
--------------------------------------------------------------------------------
 Tax-Exempt
  Diversified
  Portfolio        1,540          25         1,565          399           --
--------------------------------------------------------------------------------
 Tax-Exempt
  California
  Portfolio           --          22            22          147           --
-------------------------------------------------------------------------------
 Tax-Exempt
  New York
  Portfolio           92          16           108           26           --
-------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1996

--------------------------------------------------------------------------------
4.  Administration and Service Plans
ILA has adopted Administration and Service Plans. These plans allow for ILA Administration units and ILA Service units, respectively, to compensate service organizations for providing varying levels of account administration and unitholder liaison services to their customers who are beneficial owners of such units. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .15% and .40% (on an annualized basis), respectively, of the average daily net asset value of the respective units.

5.   Line of Credit Facility
ILA participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended
December 31, 1996, ILA did not have any borrowings under this facility.

6.  Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by the custodian.

7.  Joint Repurchase Agreement Accounts
The ILA Portfolios, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   As of December 31, 1996, the Prime Obligations, Money Market, Government and Treasury Obligations Portfolios had investments in the following joint account of $21,400,000, $77,200,000, $305,000,000 and $327,900,000 in principal amount, respectively. As of December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:


Principal       Interest       Maturity        Amortized
Amount            Rate           Date            Cost

================================================================================
Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$200,000,000      5.50%         01/02/97     $ 200,000,000
Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000     6.65          01/02/97     1,000,000,000
Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000       6.25          01/02/97       100,000,000
Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
    U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000     6.75          01/02/97     1,200,000,000
Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933
   (U.S. Treasury Notes: $129,531,177, 4.75%-8.88%,01/15/97-08/15/03; U.S.
    Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000       6.00          01/02/97        140,800,000
Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
    Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
    Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000       6.75          01/02/97        400,000,000

-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account     $3,040,800,000

================================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations which include the following: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.
--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

--------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ===================================
                                                                   Net
                                        Net asset               realized        Total                       Net asset
                                        value at      Net        gain on     income from                    value at
                                        beginning  investment   investment    investment    Distributions      end      Total
                                        of period    income    transactions   operations   to unitholders   of period  return/(a)/
                                        ==========================================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................     $1.00      $0.0511     --            $0.0511        $(0.0511)        $1.00     5.22%
1996-ILA Administration units .......      1.00       0.0497     --             0.0497         (0.0497)         1.00     5.06
1996-ILA Service units ..............      1.00       0.0474     --             0.0474         (0.0474)         1.00     4.80
1996-ILA B units/(b)/................      1.00       0.0262     --             0.0262         (0.0262)         1.00     3.97/(d)/

1995-ILA units ......................      1.00       0.0566     --             0.0566         (0.0566)         1.00     5.79
1995-ILA Administration units .......      1.00       0.0551     --             0.0551         (0.0551)         1.00     5.63
1995-ILA Service units ..............      1.00       0.0522     --             0.0522         (0.0522)         1.00     5.37

1994-ILA units ......................      1.00       0.0394     --             0.0394         (0.0394)         1.00     4.07
1994-ILA Administration units .......      1.00       0.0379     --             0.0379         (0.0379)         1.00     3.91
1994-ILA Service units ..............      1.00       0.0365     --             0.0365         (0.0365)         1.00     3.66

1993-ILA units ......................      1.00       0.0291       0.0002       0.0293         (0.0293)         1.00     2.97
1993-ILA Administration units .......      1.00       0.0275       0.0003       0.0278         (0.0278)         1.00     2.82
1993-ILA Service units ..............      1.00       0.0250       0.0001       0.0251         (0.0252)         1.00     2.56

1992-ILA units ......................      1.00       0.0364       0.0010       0.0374         (0.0374)         1.00     3.75
1992-ILA Administration units .......      1.00       0.0339       0.0010       0.0349         (0.0349)         1.00     3.60
1992-ILA Service units ..............      1.00       0.0311       0.0010       0.0321         (0.0320)         1.00     3.34

1991-ILA units ......................      1.00       0.0591       0.0003       0.0594         (0.0594)         1.00     6.10
1991-ILA Administration units .......      1.00       0.0568       0.0003       0.0571         (0.0571)         1.00     5.94
1991-ILA Service units ..............      1.00       0.0558       0.0003       0.0561         (0.0561)         1.00     5.68

1990-ILA units ......................      1.00       0.0793     --             0.0793         (0.0793)         1.00     8.21
1990-ILA Administration units /(c)/..      1.00       0.0438     --             0.0438         (0.0438)         1.00     7.81/(d)/
1990-ILA Service units/(c)/..........      1.00       0.0425     --             0.0425         (0.0425)         1.00     7.56/(d)/

1989-ILA units ......................      1.00       0.0890     --             0.0890         (0.0890)         1.00     9.27

1988-ILA units ......................      1.00       0.0714     --             0.0714         (0.0714)         1.00     7.48

1987-ILA units ......................      1.00       0.0634     --             0.0634         (0.0634)         1.00     6.50

                                                                                                Ratios assuming no
                                                                                               waiver of fees and no
                                                                                                expense limitations
                                                                                            ===========================
                                                         Ratio of net          Net                         Ratio of net
                                        Ratio of net      investment        assets at       Ratio of net    investment
                                        expenses to       income to          end of         expenses to      income to
                                        average net      average net         period         average net     average net
                                          assets           assets          (in 000's)         assets          assets
                                        ===============================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................      0.41%            5.11%          $1,154,787          0.43%           5.09%
1996-ILA Administration units .......      0.56             4.97               23,738          0.58            4.95
1996-ILA Service units ..............      0.81             4.74               84,707          0.83            4.72
1996-ILA B units/(b)/................      1.41/(d)/        4.09/(d)/             346          1.43/(d)/       4.07/(d)/

1995-ILA units ......................      0.41             5.66            1,261,251          0.43            5.64
1995-ILA Administration units .......      0.56             5.51               63,018          0.58            5.49
1995-ILA Service units ..............      0.81             5.22              227,233          0.83            5.20

1994-ILA units ......................      0.40             3.94            1,963,846          0.42            3.92
1994-ILA Administration units .......      0.55             3.79              149,234          0.57            3.77
1994-ILA Service units ..............      0.80             3.65              170,453          0.82            3.63

1993-ILA units ......................      0.40             2.91            2,332,771          0.42            2.89
1993-ILA Administration units .......      0.55             2.75              189,431          0.57            2.73
1993-ILA Service units ..............      0.80             2.50              137,804          0.82            2.48

1992-ILA units ......................      0.40             3.64            3,444,591          0.42            3.62
1992-ILA Administration units .......      0.55             3.39              257,321          0.57            3.37
1992-ILA Service units ..............      0.80             3.11               22,044          0.82            3.09

1991-ILA units ......................      0.40             5.91            3,531,736          0.42            5.89
1991-ILA Administration units .......      0.55             5.68              198,417          0.57            5.66
1991-ILA Service units ..............      0.80             5.58               18,789          0.82            5.56

1990-ILA units ......................      0.38             7.93            2,833,541          0.38            7.93
1990-ILA Administration units /(c)/..      0.55/(d)/        7.62/(d)/         209,272          0.55/(d)/       7.62/(d)/
1990-ILA Service units/(c)/..........      0.80/(d)/        7.25/(d)/          19,039          0.80/(d)/       7.25/(d)/

1989-ILA units ......................      0.40             8.90            3,761,964           0.40           8.90

1988-ILA units ......................      0.40             7.14            3,799,628           0.40           7.14

1987-ILA units ......................      0.40             6.34            5,814,280           0.40           6.34

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ILA Class B unit activity commenced during May of 1996.
/(c)/ILA Administration and Service unit activity commenced during June of 1990. /(d)/Annualized.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio
--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net        gain on        from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............    $1.00     $0.0515       $0.0001      $0.0516     $(0.0516)         $1.00       5.27%
1996-ILA Administration
   units ...................     1.00      0.0500        0.0001       0.0501      (0.0501)          1.00       5.12
1996-ILA Service units .....     1.00      0.0475        0.0001       0.0476      (0.0476)          1.00       4.86

1995-ILA units .............     1.00      0.0571            --       0.0571      (0.0571)          1.00       5.85
1995-ILA Administration
   units ...................     1.00      0.0555            --       0.0555      (0.0555)          1.00       5.69
1995-ILA Service units .....     1.00      0.0529            --       0.0529      (0.0529)          1.00       5.43

1994-ILA units .............     1.00      0.0401            --       0.0401      (0.0401)          1.00       4.13
1994-ILA Administration
   units ...................     1.00      0.0388            --       0.0388      (0.0388)          1.00       3.98
1994-ILA Service units .....     1.00      0.0364            --       0.0364      (0.0364)          1.00       3.72

1993-ILA units .............     1.00      0.0296        0.0003       0.0299      (0.0299)          1.00       3.03
1993-ILA Administration
   units ...................     1.00      0.0281        0.0003       0.0284      (0.0284)          1.00       2.88
1993-ILA Service units .....     1.00      0.0257        0.0002       0.0259      (0.0259)          1.00       2.62

1992-ILA units .............     1.00      0.0368        0.0004       0.0372      (0.0372)          1.00       3.76
1992-ILA Administration
   units ...................     1.00      0.0356        0.0004       0.0360      (0.0360)          1.00       3.61
1992-ILA Service units .....     1.00      0.0358        0.0006       0.0364      (0.0364)          1.00       3.35

1991-ILA units .............     1.00      0.0591        0.0004       0.0595      (0.0595)          1.00       6.12

1991-ILA Administration
   units ...................     1.00      0.0574        0.0004       0.0578      (0.0578)          1.00       5.96
1991-ILA Service units .....     1.00      0.0547        0.0004       0.0551      (0.0551)          1.00       5.70

1990-ILA units .............     1.00      0.0793        0.0001       0.0794      (0.0794)          1.00       8.24
1990-ILA Administration
   units/(c)/...............     1.00      0.0424        0.0001       0.0425      (0.0425)          1.00       7.86/(b)/
1990-ILA Service units/(c)/.     1.00      0.0438       --            0.0438      (0.0438)          1.00       7.61/(b)/

1989-ILA units .............     1.00      0.0885        0.0001       0.0886      (0.0886)          1.00       9.31

1988-ILA units .............     1.00      0.0751       --            0.0751      (0.0751)          1.00       7.66

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     1.00      0.0063       --            0.0063      (0.0063)         1.00        7.38/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ============================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............     0.36%           5.15%          $703,097       0.43%             5.08%
1996-ILA Administration
   units ...................     0.51            5.00            257,258       0.58              4.93
1996-ILA Service units .....     0.76            4.75             28,845       0.83              4.68

1995-ILA units .............     0.36            5.71            574,155       0.42              5.65
1995-ILA Administration
   units ...................     0.51            5.55            164,422       0.57              5.49
1995-ILA Service units .....     0.76            5.29             23,080       0.82              5.23

1994-ILA units .............     0.35            4.01            559,470       0.43              3.93
1994-ILA Administration
   units ...................     0.50            3.88            145,867       0.58              3.80
1994-ILA Service units .....     0.75            3.61             21,862       0.83              3.53

1993-ILA units .............     0.35            2.96            699,604       0.43              2.88
1993-ILA Administration
   units ...................     0.50            2.81            150,452       0.58              2.73
1993-ILA Service units .....     0.75            2.57             11,166       0.83              2.49

1992-ILA units .............     0.35            3.68            884,571       0.43              3.60
1992-ILA Administration
   units ...................     0.50            3.56            187,445       0.58              3.48
1992-ILA Service units .....     0.75            3.58             15,114       0.83              3.50

1991-ILA units .............     0.35            5.91          1,153,191       0.42              5.84
1991-ILA Administration
   units ...................     0.50            5.74            210,330       0.57              5.67
1991-ILA Service units .....     0.75            5.47             56,586       0.82              5.40

1990-ILA units .............     0.35            7.93            924,141       0.40              7.88
1990-ILA Administration
   units/(c)/...............     0.50/(b)/       7.63/(b)/       204,477       0.55/(b)/         7.58/(b)/
1990-ILA Service units/(c)/.     0.75/(b)/       7.46/(b)/        38,128       0.80/(b)/         7.41/(b)/

1989-ILA units .............     0.35            8.85          1,295,389       0.40              8.80

1988-ILA units .............     0.27            7.51           701,105        0.40              7.38

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     0.15/(b)/       7.62/(b)/      183,633        0.40/(b)/         7.37/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June of 1990.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (gain) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
================================

1996-ILA units .............    $1.00     $0.0504       $ 0.0001     $0.0505       $(0.0504)       $1.00       5.15%
1996-ILA Administration
   units ...................     1.00      0.0489         0.0001      0.0490       (0.0489)         1.00       4.99
1996-ILA Service units .....     1.00      0.0463         0.0001      0.0464       (0.0463)         1.00       4.73

1995-ILA units .............     1.00      0.0562         0.0002      0.0564       (0.0564)         1.00       5.77
1995-ILA Administration
   units ...................     1.00      0.0549         0.0002      0.0551       (0.0551)         1.00       5.62
1995-ILA Service units .....     1.00      0.0519         0.0002      0.0521       (0.0521)         1.00       5.35

1994-ILA units .............     1.00      0.0378         0.0002      0.0380       (0.0380)         1.00       3.94
1994-ILA Administration
   units ...................     1.00      0.0362         0.0002      0.0364       (0.0364)         1.00       3.79
1994-ILA Service units .....     1.00      0.0350         0.0002      0.0352       (0.0352)         1.00       3.53

1993-ILA units .............     1.00      0.0282         0.0008      0.0290       (0.0291)         1.00       2.94
1993-ILA Administration          1.00      0.0267         0.0008      0.0275       (0.0276)         1.00       2.79
   units ...................
1993-ILA Service units .....     1.00      0.0242         0.0006      0.0248       (0.0250)         1.00       2.53

1992-ILA units .............     1.00      0.0338         0.0027      0.0365       (0.0364)         1.00       3.70
1992-ILA Administration
   units ...................     1.00      0.0325         0.0027      0.0352       (0.0351)         1.00       3.55
1992-ILA Service units .....     1.00      0.0309         0.0030      0.0339       (0.0336)         1.00       3.29

1991-ILA units .............     1.00      0.0567         0.0011      0.0578       (0.0578)         1.00       5.91
1991-ILA Administration
   units ...................     1.00      0.0545         0.0011      0.0556       (0.0556)         1.00       5.75
1991-ILA Service units .....     1.00      0.0522         0.0011      0.0533       (0.0533)         1.00       5.49

1990-ILA units .............     1.00      0.0779         0.0003      0.0782       (0.0782)         1.00       8.11
1990-ILA Administration
   units (c)................     1.00      0.0439         0.0004      0.0443       (0.0443)         1.00       7.74/(b)/
1990-ILA Service units (c)..     1.00      0.0359         0.0002      0.0361       (0.0363)         1.00       7.42/(b)/


1989-ILA units .............     1.00      0.0877         0.0001      0.0878       (0.0878)         1.00       9.15

1988-ILA units .............     1.00      0.0716         0.0002      0.0718       (0.0718)         1.00       7.42

1987-ILA units .............     1.00      0.0622         0.0001      0.0623       (0.0624)         1.00       6.43


                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended December 31,
================================

1996-ILA units .............     0.41%           5.04%         $694,651         0.44%            5.01%
1996-ILA Administration
   units ...................     0.56            4.89            36,055         0.59             4.86
1996-ILA Service units .....     0.81            4.63            94,228         0.84             4.60

1995-ILA units .............     0.41            5.62           570,469         0.43             5.60
1995-ILA Administration
   units ...................     0.56            5.49            47,558         0.58             5.47
1995-ILA Service units .....     0.81            5.19            85,401         0.83             5.17

1994-ILA units .............     0.40            3.78           881,520         0.44             3.74
1994-ILA Administration
   units ...................     0.55            3.62            95,483         0.59             3.58
1994-ILA Service units .....     0.80            3.50           156,930         0.84             3.46

1993-ILA units .............     0.40            2.82         1,315,378         0.43             2.79
1993-ILA Administration
   units ...................     0.55            2.67           161,845         0.58             2.64
1993-ILA Service units .....     0.80            2.42           101,272         0.83             2.39

1992-ILA units .............     0.40            3.38         1,785,472         0.42             3.36
1992-ILA Administration
   units ...................     0.55            3.25           461,542         0.57             3.23
1992-ILA Service units .....     0.80            3.09            56,389         0.82             3.07

1991-ILA units .............     0.40            5.67         2,103,627         0.43             5.64
1991-ILA Administration
   units ...................     0.55            5.45           464,060         0.58             5.42
1991-ILA Service units .....     0.80            5.22           200,176         0.83             5.19

1990-ILA units .............     0.39            7.79         2,203,756         0.39             7.79
1990-ILA Administration
   units (c)................     0.55/(b)        7.49/(b)/      296,313         0.55/(b)/        7.49/(b)/
1990-ILA Service units (c)..     0.80/(b)/       7.15/(b)/      132,888         0.80/(b)/        7.15/(b)/


1989-ILA units .............     0.40            8.77         2,268,330         0.40             8.77

1988-ILA units .............     0.40            7.16         2,197,796         0.40             7.16

1987-ILA units .............     0.40            6.22         2,243,870         0.40             6.22
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



                                                            Income from investment operations
                                                           ===================================
                                                                           Net
                                               Net asset                realized      Total                   Net asset
                                               value at       Net       gain on    income from                value at
                                               beginning   investment  investment   investment Distributions   end of      Total
                                               of period     income    transaction  operation  to unitholders  period   return/(a)/
                                              ====================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............................    $1.00       $0.0498     $0.0002      $0.0500     $(0.0500)     $1.00      5.11%
1996-ILA Administration units ..............     1.00        0.0483      0.0003       0.0486      (0.0486)      1.00      4.95
1996-ILA Service units .....................     1.00        0.0459      0.0001       0.0460      (0.0460)      1.00      4.69

1995-ILA units .............................     1.00        0.0551      0.0007       0.0558      (0.0558)      1.00      5.73
1995-ILA Administration units ..............     1.00        0.0537      0.0007       0.0544      (0.0544)      1.00      5.57
1995-ILA Service units .....................     1.00        0.0511      0.0007       0.0518      (0.0518)      1.00      5.31

1994-ILA units .............................     1.00        0.0377          --       0.0377      (0.0377)      1.00      3.91
1994-ILA Administration units ..............     1.00        0.0368          --       0.0368      (0.0368)      1.00      3.75
1994-ILA Service units .....................     1.00        0.0340          --       0.0340      (0.0340)      1.00      3.49

1993-ILA units .............................     1.00        0.0279      0.0006       0.0285      (0.0286)      1.00      2.89
1993-ILA Administration units ..............     1.00        0.0264      0.0006       0.0270      (0.0270)      1.00      2.74
1993-ILA Service units .....................     1.00        0.0239      0.0006       0.0245      (0.0246)      1.00      2.48

1992-ILA units .............................     1.00        0.0339      0.0025       0.0364      (0.0362)      1.00      3.65
1992-ILA Administration units ..............     1.00        0.0320      0.0023       0.0343      (0.0343)      1.00      3.49
1992-ILA Service units .....................     1.00        0.0294      0.0024       0.0318      (0.0318)      1.00      3.23

1991-ILA units .............................     1.00        0.0557      0.0018       0.0575      (0.0575)      1.00      5.90
1991-ILA Administration units ..............     1.00        0.0540      0.0018       0.0558      (0.0558)      1.00      5.74
1991-ILA Service units .....................     1.00        0.0515      0.0018       0.0533      (0.0533)      1.00      5.48

1990-ILA units .............................     1.00        0.0772      0.0002       0.0774      (0.0774)      1.00      8.05
1990-ILA Administration units /(c)/.........     1.00        0.0413      0.0002       0.0415      (0.0415)      1.00      7.67/(b)/
1990-ILA Service units /(c)/................     1.00        0.0417      0.0003       0.0420      (0.0421)      1.00      7.42/(b)/

1989-ILA units .............................     1.00        0.0864      0.0005       0.0869      (0.0869)      1.00      9.06

1988-ILA units .............................     1.00        0.0704      0.0004       0.0708      (0.0708)      1.00      7.30

1987-ILA units .............................     1.00        0.0617      0.0002       0.0619      (0.0619)      1.00      6.32



                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                      ======================
                                                     Ratio        Ratio of net                                     Ratio of net
                                                     of net       investment         Net            Ratio of net   investment
                                                    expenses      income to        assets at        expenses to     income to
                                                   to average     of average     end of period      average net    average net
                                                   net assets     net assets      (in 000's)          assets         assets
                                                   =============================================================================
For the Years Ended December 31,
================================
1996-ILA units ..................................      0.41%         4.98%        $574,734          0.43%          4.96%
1996-ILA Administration units ...................      0.56          4.83          108,850          0.58           4.81
1996-ILA Service units ..........................      0.81          4.59          123,483          0.83           4.57

1995-ILA units ..................................      0.41          5.51          711,209          0.43           5.49
1995-ILA Administration units ...................      0.56          5.37           92,643          0.58           5.35
1995-ILA Service units ..........................      0.81          5.11          119,692          0.83           5.09

1994-ILA units ..................................      0.40          3.77          713,816          0.44           3.73
1994-ILA Administration units ...................      0.55          3.68           97,626          0.59           3.64
1994-ILA Service units ..........................      0.80          3.40          108,972          0.84           3.35

1993-ILA units ..................................      0.40          2.79          969,565          0.43           2.76
1993-ILA Administration units ...................      0.55          2.64          121,327          0.58           2.61
1993-ILA Service units ..........................      0.80          2.39          185,506          0.83           2.36

1992-ILA units ..................................      0.40          3.39        1,328,036          0.43           3.36
1992-ILA Administration units ...................      0.55          3.20          152,804          0.58           3.17
1992-ILA Service units ..........................      0.80          2.94          183,208          0.83           2.91

1991-ILA units ..................................      0.40          5.57        1,709,321          0.43           5.54
1991-ILA Administration units ...................      0.55          5.40          146,795          0.58           5.37
1991-ILA Service units ..........................      0.80          5.15          154,419          0.83           5.12

1990-ILA units ..................................      0.39          7.72        1,816,991          0.39           7.72
1990-ILA Administration units /(c)/..............      0.55/(b)/     7.42/(b)/     132,088          0.55/(b)/      7.42/(b)/
1990-ILA Service units /(c)/.....................      0.80/(b)/     7.11/(b)/     148,323          0.80/(b)/      7.11/(b)/

1989-ILA units ..................................      0.40          8.64        1,769,974          0.40           8.64

1988-ILA units ..................................      0.40          7.04        1,657,215          0.40           7.04

1987-ILA units ..................................      0.40          6.17        1,693,767          0.40           6.17

-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

--------------------------------------------------------------------------------


                                                Income from investment operations
                                            ========================================
                                 Net asset                Net realized      Total                        Net asset
                                 value at      Net           gain        income from     Distributions   value at
                                 beginning  investment   on investment    investment         to             end       Total /(a)/
                                 of period    income     transcations     operations     unitholders     of period     return
                                 ===================================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............     $1.00       $0.0496     $0.0004         $0.0500         $(0.0500)        $1.00         5.10%
1996-ILA Administration
   units ...................      1.00        0.0482      0.0004          0.0486          (0.0486)         1.00         4.95
1996-ILA Service units .....      1.00        0.0456      0.0004          0.0460          (0.0460)         1.00         4.68

1995-ILA units .............      1.00        0.0550      0.0006          0.0556          (0.0556)         1.00         5.70
1995-ILA Administration
   units ...................      1.00        0.0534      0.0007          0.0541          (0.0540)         1.00         5.54
1995-ILA Service units .....      1.00        0.0500      0.0005          0.0505          (0.0505)         1.00         5.28

1994-ILA units .............      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         4.01
1994-ILA Administration
   units ...................      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         3.85
1994-ILA Service units .....      1.00        0.0371      0.0001          0.0372          (0.0372)         1.00         3.59

1993-ILA units .............      1.00        0.0288      0.0006          0.0294          (0.0294)         1.00         2.98
1993-ILA Administration
   units ...................      1.00        0.0273      0.0006          0.0279          (0.0279)         1.00         2.83
1993-ILA Service units .....      1.00        0.0248      0.0006          0.0254          (0.0254)         1.00         2.57

1992-ILA units .............      1.00        0.0338      0.0012          0.0350          (0.0350)         1.00         3.54
1992-ILA Administration
   units ...................      1.00        0.0326      0.0012          0.0338          (0.0338)         1.00         3.38
1992-ILA Service units .....      1.00        0.0275      0.0011          0.0286          (0.0286)         1.00         3.13

For the Period January 30, 1991 (commencement of operations) through December 31,
=================================================================================

1991-ILA units .............      1.00        0.0486      0.0013          0.0499          (0.0499)         1.00         5.75/(b)/
1991-ILA Administration
   units /(c)/..............      1.00        0.0210      0.0010          0.0220          (0.0220)         1.00         5.21/(b)/
1991-ILA Service units /(c)/      1.00        0.0473      0.0009          0.0482          (0.0482)         1.00         5.33/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                         ====================================
                                               Ratio of net       Net                         Ratio of net
                                Ratio of net    investment      assets at    Ratio of net      investment
                                expenses to      income to        end         expenses to       income to
                                average net     average net     of period     average net      average net
                                   assets         assets        (in 000's)      assets           assets
                                =============================================================================
For the Years Ended December 31,
================================
1996-ILA units .............       0.21%           4.96%        $708,999        0.43%             4.74%
1996-ILA Administration
   units ...................       0.36            4.82          137,706        0.58              4.60
1996-ILA Service units .....       0.61            4.56          383,901        0.83              4.34

1995-ILA units .............       0.21            5.50          586,294        0.44              5.27
1995-ILA Administration
   units ...................       0.36            5.34           68,713        0.59              5.11
1995-ILA Service units .....       0.61            5.00          123,254        0.84              4.77

1994-ILA units .............       0.20            3.96          547,351        0.43              3.73
1994-ILA Administration
   units ...................       0.35            3.97           64,388        0.58              3.74
1994-ILA Service units .....       0.60            3.72           74,451        0.83              3.49

1993-ILA units .............       0.20            2.88          456,411        0.44              2.64
1993-ILA Administration
   units ...................       0.35            2.73           26,553        0.59              2.49
1993-ILA Service units .....       0.60            2.48           34,014        0.84              2.24

1992-ILA units .............       0.18            3.38          422,506        0.45              3.11
1992-ILA Administration
   units ...................       0.33            3.26            6,915        0.60              2.99
1992-ILA Service units .....       0.58            2.75           29,522        0.85              2.48

For the Period January 30, 1991 through December 31,
====================================================
1991-ILA units .............       0.10/(b)/       5.28/(b)/     424,436        0.45/(b)/         4.93/(b)/
1991-ILA Administration
   units /(c)/..............       0.25/(b)/       4.77/(b)/      17,649        0.60/(b)/         4.42/(b)/
1991-ILA Service units /(c)/       0.50/(b)/       5.13/(b)/       9,430        0.85/(b)/         4.78/(b)/


-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during July and January of 1991, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

--------------------------------------------------------------------------------


                                                       Income from investment operations
                                                     --------------------------------------
                                            Net
                                           asset                  Net realized     Total
                                          value at                    gain         income                   Net asset
                                          beginning     Net            on           from     Distributions  value at
                                             of      investment    investment    investment       to           end       Total
                                           period      income     transactions   operations   unitholders   of period   return(a)
                                          ======================================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................      $1.00      $0.0513         --        $0.0513       $(0.0513)     $1.00       5.24%
1996-ILA Administration units.........       1.00       0.0498         --         0.0498        (0.0498)      1.00       5.09
1996-ILA Service units ...............       1.00       0.0473         --         0.0473        (0.0473)      1.00       4.83

1995-ILA units .......................       1.00       0.0569         --         0.0569        (0.0569)      1.00       5.83
1995-ILA Administration units ........       1.00       0.0550         --         0.0550        (0.0550)      1.00       5.67
1995-ILA Service units ...............       1.00       0.0522         --         0.0522        (0.0522)      1.00       5.41

1994-ILA units .......................       1.00       0.0407         --         0.0407        (0.0407)      1.00       4.11
1994-ILA Administration units ........       1.00       0.0388         --         0.0388        (0.0388)      1.00       3.95
1994-ILA Service units ...............       1.00       0.0392         --         0.0392        (0.0392)      1.00       3.69

1993-ILA units .......................       1.00       0.0296         --         0.0296        (0.0296)      1.00       3.00
1993-ILA Administration units ........       1.00       0.0281         --         0.0281        (0.0281)      1.00       2.84
1993-ILA Service units/(c)/...........       1.00       0.0157         --         0.0157        (0.0157)      1.00       2.56/(b)/

1992-ILA units .......................       1.00       0.0358         --         0.0358        (0.0358)      1.00       3.61
1992-ILA Administration units ........       1.00       0.0340         --         0.0340        (0.0340)      1.00       3.46

1991-ILA units .......................       1.00       0.0576         --         0.0576        (0.0576)      1.00       5.94
1991-ILA Administration units ........       1.00       0.0542         --         0.0542        (0.0542)      1.00       5.78
1991-ILA Service units/(c)/...........       1.00       0.0196         --         0.0196        (0.0196)      1.00       5.55/(b)/

1990-ILA units .......................       1.00       0.0772         --         0.0772        (0.0772)      1.00       8.06
1990-ILA Administration units/(d)/....       1.00       0.0205         --         0.0205        (0.0205)      1.00       7.39/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................       1.00       0.0516         --         0.0516        (0.0516)      1.00       7.62(b)


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ---------------------------
                                                       Ratio of net     Net                      Ratio of net
                                         Ratio of net  investment     assets at   Ratio of net   investment
                                         expenses to    income to       end       expenses to     income to
                                         average net   average net    of period   average net    average net
                                            assets       assets      (in 000's)     assets         assets
                                         ====================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................        0.26%        5.13%    $2,303,677       0.43%          4.96%
1996-ILA Administration units.........        0.41         4.98        794,537       0.58           4.81
1996-ILA Service units ...............        0.66         4.73        192,416       0.83           4.56

1995-ILA units .......................        0.26         5.69      1,731,935       0.42           5.53
1995-ILA Administration units ........        0.41         5.50        516,917       0.57           5.34
1995-ILA Service units ...............        0.66         5.22        102,576       0.82           5.06

1994-ILA units .......................        0.25         4.07      1,625,567       0.42           3.90
1994-ILA Administration units ........        0.40         3.88        329,896       0.57           3.71
1994-ILA Service units ...............        0.65         3.92         15,539       0.82           3.75

1993-ILA units .......................        0.25         2.96      1,430,292       0.42           2.79
1993-ILA Administration units ........        0.40         2.81        362,401       0.57           2.64
1993-ILA Service units/(c)/...........        0.65/(b)/    2.54/(b)/     1,425       0.82/(b)/      2.37/(b)/

1992-ILA units .......................        0.25         3.58      1,600,989       0.42           3.41
1992-ILA Administration units ........        0.40         3.40        312,792       0.57           3.23

1991-ILA units .......................        0.25         5.76      1,656,232       0.42           5.59
1991-ILA Administration units ........        0.40         5.42        291,810       0.57           5.25
1991-ILA Service units/(c)/...........        0.65/(b)/    5.56/(b)/        --       0.82/(b)/      5.39/(b)/

1990-ILA units .......................        0.25         7.72      1,368,765       0.40           7.57
1990-ILA Administration units/(d)/....        0.40/(b)/    7.25/(b)/    90,748       0.55/(b)/      7.10/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................        0.19/(b)/    8.41/(b)/   455,230       0.40/(b)/      8.20/(b)/


----------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ Annualized.
/(c)/ ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
      (d)ILA Administration unit activity commenced during September of 1990.




--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs--Institutional Liquid Assets
------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

------------------------------------------------------------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ======================================
                                                                    Net
                                      Net asset                  realized         Total                       Net asset
                                      value at       Net         gain(loss)     income from                   value at
                                      beginning   investment   on investment    investment     Distributions   end of      Total
                                      of period     income      transactions     operations    to unitholders  period    return/(a)/
                                     ===============================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................    $1.00       $0.0320         $              $0.0320       $(0.0320)      $1.00      3.25%
1996-ILA Administration units.......     1.00        0.0306            --           0.0306       (0.0306)        1.00      3.09
1996-ILA Service units .............     1.00        0.0279            --           0.0279       (0.0279)        1.00      2.84

1995-ILA units .....................     1.00        0.0365            --           0.0365       (0.0365)        1.00      3.72
1995-ILA Administration units.......     1.00        0.0351            --           0.0351       (0.0352)        1.00      3.57
1995-ILA Service units .............     1.00        0.0324            --           0.0324       (0.0325)        1.00      3.31

1994-ILA units .....................     1.00        0.0264            --           0.0264       (0.0264)        1.00      2.71
1994-ILA Administration units.......     1.00        0.0250            --           0.0250       (0.0250)        1.00      2.55
1994-ILA Service units .............     1.00        0.0220            --           0.0220       (0.0220)        1.00      2.30

1993-ILA units .....................     1.00        0.0222            --           0.0222       (0.0222)        1.00      2.25
1993-ILA Administration units.......     1.00        0.0207            --           0.0207       (0.0207)        1.00      2.09
1993-ILA Service units .............     1.00        0.0183            --           0.0183       (0.0183)        1.00      1.84

1992-ILA units .....................     1.00        0.0277            --           0.0277       (0.0277)        1.00      2.82
1992-ILA Administration units.......     1.00        0.0266            --           0.0266       (0.0266)        1.00      2.67
1992-ILA Service units .............     1.00        0.0243            --           0.0243       (0.0243)        1.00      2.41

1991-ILA units .....................     1.00        0.0424            --           0.0424       (0.0424)        1.00      4.33
1991-ILA Administration units.......     1.00        0.0406            --           0.0406       (0.0406)        1.00      4.17
1991-ILA Service units .............     1.00        0.0386            --           0.0386       (0.0386)        1.00      3.91

1990-ILA units .....................     1.00        0.0550         (0.0001)        0.0549       (0.0549)        1.00      5.64
1990-ILA Administration units /(c)/.     1.00        0.0301            --           0.0301       (0.0300)        1.00      5.43/(b)/
1990-ILA Service units /(c)/........     1.00        0.0259            --           0.0259       (0.0259)        1.00      5.17/(b)/

1989-ILA units .....................     1.00        0.0591         (0.0001)        0.0590       (0.0590)        1.00      6.07

1988-ILA units .....................     1.00        0.0487          0.0003         0.0490       (0.0490)        1.00      5.03

1987-ILA units .....................     1.00        0.0413         (0.0003)        0.0410       (0.0410)        1.00      4.23

                                                                                              Ratio assuming no
                                                                                            waiver of fees and no
                                                                                              expense limitation
                                                                                         ==============================
                                                      Ratio of net          Net                          Ratio of net
                                     Ratio of net      investment         assets at      Ratio of net     investment
                                     expenses to        income to          end of         expenses to      income to
                                     average net       average net         period         average net     average net
                                       assets            assets          (in 000's)         assets          assets
                                    ===================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................      0.31%            3.20%           $1,514,443        0.41%           3.10%
1996-ILA Administration units.......      0.46             3.06                59,097        0.56            2.96
1996-ILA Service units .............      0.71             2.79                28,921        0.81            2.69

1995-ILA units .....................      0.31             3.65            $1,342,585        0.42            3.54
1995-ILA Administration units.......      0.46             3.51                48,773        0.57            3.40
1995-ILA Service units .............      0.71             3.24                49,647        0.82            3.13

1994-ILA units .....................      0.30             2.64             1,434,965        0.41            2.53
1994-ILA Administration units.......      0.45             2.50                97,778        0.56            2.39
1994-ILA Service units .............      0.70             2.20                36,492        0.81            2.09

1993-ILA units .....................      0.30             2.22             1,769,477        0.41            2.11
1993-ILA Administration units.......      0.45             2.08                99,896        0.56            1.97
1993-ILA Service units .............      0.70             1.83                45,172        0.81            1.72

1992-ILA units .....................      0.30             2.77             1,333,925        0.42            2.65
1992-ILA Administration units.......      0.45             2.66                50,225        0.57            2.54
1992-ILA Service units .............      0.70             2.43                29,534        0.82            2.31

1991-ILA units .....................      0.32             4.24             1,044,986        0.42            4.14
1991-ILA Administration units.......      0.47             4.06                37,567        0.57            3.96
1991-ILA Service units .............      0.72             3.86                52,399        0.82            3.76

1990-ILA units .....................      0.40             5.50               603,895        0.40            5.50
1990-ILA Administration units /(c)/.     0.55/(b)/         5.40/(b)/           42,498        0.55/(b)/       5.40/(b)/
1990-ILA Service units /(c)/........     0.80/(b)/         5.16/(b)/           56,810        0.80/(b)/       5.16/(b)/

1989-ILA units .....................      0.40             5.91               688,556        0.40            5.91

1988-ILA units .....................      0.40             4.87               907,782        0.40            4.87

1987-ILA units .....................      0.40             4.13               965,714        0.40            4.13
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio
--------------------------------------------------------------------------------


                                         Income from investment operations
                                       =====================================




                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (loss) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............    $1.00      $0.0299          --       $0.0299      $(0.0299)       $1.00         3.03%
1996-ILA Administration
   units ...................     1.00       0.0284          --        0.0284       (0.0284)        1.00         2.88

1995-ILA units .............     1.00       0.0349          --        0.0349       (0.0350)        1.00         3.55
1995-ILA Administration
   units ...................     1.00       0.0332          --        0.0332       (0.0332)        1.00         3.40

1994-ILA units .............     1.00       0.0250          --        0.0250       (0.0250)        1.00         2.53
1994-ILA Administration
   units ...................     1.00       0.0233          --        0.0233       (0.0233)        1.00         2.37

1993-ILA units .............     1.00       0.0206          --        0.0206       (0.0206)        1.00         2.09
1993-ILA Administration
   units ...................     1.00       0.0191          --        0.0191       (0.0191)        1.00         1.93
1993-ILA Service units .....     1.00       0.0166          --        0.0166       (0.0166)        1.00         1.68

1992-ILA units .............     1.00       0.0256       (0.0001)     0.0255       (0.0256)        1.00         2.62
1992-ILA Administration
   units ...................     1.00       0.0235       (0.0002)     0.0233       (0.0235)        1.00         2.47
1992-ILA Service units (c)..     1.00       0.0081          --        0.0081       (0.0081)        1.00         1.99/(b)/

1991-ILA units .............     1.00       0.0388          --        0.0388       (0.0388)        1.00         3.92
1991-ILA Administration
   units ...................     1.00       0.0376          --        0.0376       (0.0376)        1.00         3.80

1990-ILA units .............     1.00       0.0511       (0.0001)     0.0510       (0.0511)        1.00         5.24
1990-ILA Administration
   units (c)................     1.00       0.0042          --        0.0042       (0.0042)        1.00         5.14/(b)/

1989-ILA units .............     1.00       0.0573       (0.0001)     0.0572       (0.0572)        1.00         5.93


For the Period October 3, 1988 (commencement of operations) through
    December 31,
=========================================================
1988-ILA units .............     1.00      0.0139           --        0.0139       (0.0139)        1.00         5.81/(b)/



                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to         end        expenses to       income to
                               average net     average net     period of     average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............     0.41%            2.99%          $440,476      0.42%             2.98%
1996-ILA Administration
   units ...................     0.56             2.84                142      0.57              2.83

1995-ILA units .............     0.41             3.49            346,728      0.41              3.49
1995-ILA Administration
   units ...................     0.56             3.32                 61      0.56              3.32

1994-ILA units .............     0.40             2.50            227,399      0.41              2.49
1994-ILA Administration
   units ...................     0.55             2.33                790      0.56              2.32

1993-ILA units .............     0.40             2.06            229,839      0.44              2.02
1993-ILA Administration
   units ...................     0.55             1.91              1,425      0.59              1.87
1993-ILA Service units .....     0.76             1.66                 --      0.84              1.54

1992-ILA units .............     0.40             2.56            161,868      0.47              2.49
1992-ILA Administration
   units ...................     0.55             2.35                 31      0.62              2.28
1992-ILA Service units (c)..     0.80/(b)/                              3      0.87/(b)/         1.96/(b)/
                                                  2.03(b)

1991-ILA units .............     0.40             3.88            102,494      0.47              3.81
1991-ILA Administration
   units ...................     0.55             3.76                 13      0.62              3.69

1990-ILA units .............     0.40             5.11            106,972      0.40              5.11
1990-ILA Administration
   units (c)................     0.55/(b)/        5.33(b)              68      0.55/(b)/         5.33/(b)/

1989-ILA units .............     0.40             5.73            112,463      0.40             5.73

For the Period October 3, 1988 (commencement of
   operations) through December 31,
=========================================================

1988-ILA units .............     0.24/(b)/        5.74/(b)/        41,028     0.38/(b)/         5.60/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                                      Income from investment operations
                                                  ----------------------------------------
                                      Net asset                 Net realized      Total                       Net asset
                                      value at       Net            loss       income from                     value at
                                      beginning   investment   on investment    investment    Distribution       end        Total
                                      of period     income      transactions    operations   to unitholders   of period   return(a)
                                      =============================================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    $1.00      $0.0301           --          $0.0301       $(0.0301)      $1.00         3.05%
1996-ILA Administration units ......     1.00       0.0288           --           0.0288        (0.0288)       1.00         2.90

1995-ILA units .....................     1.00       0.0344           --           0.0344        (0.0344)       1.00         3.51
1995-ILA Administration units ......     1.00       0.0328           --           0.0328        (0.0328)       1.00         3.35

1994-ILA units .....................     1.00       0.0262           --           0.0262        (0.0262)       1.00         2.56
1994-ILA Administration units ......     1.00       0.0247           --           0.0247        (0.0247)       1.00         2.41

1993-ILA units .....................     1.00       0.0221           --           0.0221        (0.0221)       1.00         2.21
1993-ILA Administration units ......     1.00       0.0205           --           0.0205        (0.0205)       1.00         2.05

1992-ILA units .....................     1.00       0.0265           --           0.0265        (0.0265)       1.00         2.71
1992-ILA Administration units ......     1.00       0.0253           --           0.0253        (0.0253)       1.00         2.55

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------

1991-ILA units .....................     1.00       0.0347     (0.0002)           0.0345        (0.0347)       1.00       4.02/(b)/
1991-ILA Administration units /(c)/.     1.00       0.0330           --           0.0330        (0.0330)       1.00       3.87/(b)/

--------------------
                                                                                        Ratios assuming no
                                                                                      waiver of fees and no
                                                                                       expense limitations
                                                                                 ------------------------------
                                                     Ratio of net       Net                        Ratio of net
                                    Ratio of net      investment     assets at     Ratio of net     investment
                                     expenses to       income to        end         expenses to     income to
                                     average net      average net    of period      average net    average net
                                        assets           assets      (in 000's)        assets         assets
                                    ============================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    0.32%            3.01%        $70,175          0.43%          2.90%
1996-ILA Administration units ......    0.47             2.88          44,319          0.58           2.77

1995-ILA units .....................    0.30             3.44          90,537          0.44           3.30
1995-ILA Administration units ......    0.45             3.28          26,724          0.59           3.14

1994-ILA units .....................    0.24             2.62          84,517          0.47           2.39
1994-ILA Administration units ......    0.39             2.47          38,970          0.62           2.24

1993-ILA units .....................    0.10             2.21          48,367          0.51           1.80
1993-ILA Administration units ......    0.25             2.05          20,306          0.66           1.64

1992-ILA units .....................    0.10             2.65          16,844          0.57           2.18
1992-ILA Administration units ......    0.25             2.53          14,641          0.72           2.06

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------
1991-ILA units .....................    0.10/(b)/        3.96/(b)/     11,070          0.76/(b)/      3.30/(b)/
1991-ILA Administration units/(c)/..    0.25/(b)/        3.90/(b)/     19,198          0.91/(b)/      3.24/(b)/

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration unit activity commenced during February of 1991.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Unitholders and Board of Trustees of Goldman Sachs Money Market Trust--Institutional Liquid Assets:

   We have audited the accompanying statements of assets and liabilities of Goldman Sachs Money Market Trust--Institutional Liquid Assets (a Massachusetts business trust comprising the Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios), including the statements of investments as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Institutional Liquid Assets as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                               ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


--------------------------------------  ----------------------------------------

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                                      45

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                                      46

--------------------------------------------------------------------------------




-------------------------------------    ---------------------------------------









--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Institutional Liquid Assets Portfolios' Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY 10004





Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary






Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




Goldman Sachs

Money Market Trust

Institutional

Liquid Assets

--------------------------------------------------------------------------------

Annual Report
December 31, 1996



Prime Obligations Portfolio
Money Market Portfolio
Government Portfolio
Treasury Obligations Portfolio
Treasury Instruments Portfolio
Federal Portfolio
Tax-Exempt Diversified Portfolio
Tax-Exempt California Portfolio
Tax-Exempt New York Portfolio



[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

                                   APPENDIX A
                      DESCRIPTION OF SECURITIES RATINGS/1/

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

   AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

Short-Term Ratings
------------------

   P-1: Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     .  Leading market positions in well established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

     P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.


Short-Term Ratings
------------------

     A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

     AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     Duff & Phelps applies modifiers, + and -, in the AA and A categories for long-term fixed income securities. The modifier + indicates that the security ranks in the higher end of the category: the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

     D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are excellent and are supported by strong fundamental protection factors. Risk factors are minor.

     D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

     Duff & Phelps applies a plus and minus rating scale, D-1+ , D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.

     AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category.

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

     F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

     A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature a rating of A1+ is assigned.

     A2: Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

     AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

     AA: The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk, compared to issues rated in the highest category.

     A: The third highest category; indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

     TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

  /1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

                        GOLDMAN SACHS MONEY MARKET FUNDS
                   GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                                4900 Sears Tower
                            Chicago, Illinois 60606

________________________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION -- MAY 1, 1997
                            ILA ADMINISTRATION UNITS
________________________________________________________________________________

Goldman Sachs Trust (the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios. This Statement of Additional Information relates solely to the offering of ILA Administration Units of:

Prime Obligations Portfolio;
Money Market Portfolio;
Treasury Obligations Portfolio;
Treasury Instruments Portfolio;
Government Portfolio;
Federal Portfolio;
Tax-Exempt Diversified Portfolio;
Tax-Exempt California Portfolio; and
Tax-Exempt New York Portfolio (individually, a "Portfolio" and collectively the "Portfolios").


Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolios.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, Service Organizations, as defined below, will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide

Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem units and also obtain Portfolio and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus relating to ILA Administration Units dated May 1, 1997, as amended and supplemented from time to time. A copy of the Prospectus may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman, Sachs & Co. at 800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS


                                     Page in
                                   Statement of
                                    Additional
                                   Information
                                   ------------

Investment Policies and
Practices of the Portfolios......             4

Investment Limitations...........            43

Trustees and Officers............            46

The Adviser, Distributor and
Transfer Agent...................            52

Portfolio Transactions...........            58

Net Asset Value..................            60

Redemptions......................            62

Calculation of Yield Quotations..            62

Tax Information..................            67

Organization and Capitalization..            73

Custodian and Subcustodian.......            79

Independent Accountants..........            79

Financial Statements.............            79

Administration Plan..............            80

Appendix A (Description of
Securities Ratings)..............      A-1

                       INVESTMENT POLICIES AND PRACTICES
                               OF THE PORTFOLIOS


          The following discussion elaborates on the description of each Portfolio's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES

          Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

          Each Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio and Government Portfolio) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS

          Each Portfolio (other than Treasury Obligations Portfolio, Government Portfolio, Federal Portfolio and Treasury Instruments Portfolio) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct U.S. dollar denominated obligations of domestic or, in the case of Money Market Portfolio, foreign issuers. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

          Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

          The Prime Obligations Portfolio and Money Market Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Portfolio will be regarded as illiquid.

REPURCHASE AGREEMENTS

          Each Portfolio (other than the Treasury Instruments Portfolio) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

          Custody of the Obligation will be maintained by the Portfolios' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          Repurchase agreements pose certain risks for all entities, including the Portfolios, that utilize them. Such risks are not unique to the Portfolios but are inherent in repurchase agreements. The Portfolios seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

          For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

          If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

          Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and
incur costs before being able to sell the security.   Such a delay may involve
loss of interest or a decline in price of the Obligation.

          Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

          In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES

          The Money Market Portfolio may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Portfolio is restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

          Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

          The Prime Obligations and Money Market Portfolios may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Portfolio's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Portfolio's other investments.

          Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations and Money Market Portfolios' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

          As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

          The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations and Money Market Portfolios to dispose of any then existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

          Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment trans-actions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

          A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Portfolio's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

          When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

          Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Portfolio may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Portfolio may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

          Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

          The terms of the variable or floating rate demand instruments that a Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semiannual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolios, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Portfolio,
(3) to maintain the respective quality standards of a Portfolio's investment portfolio, or (4) to attain a more optimal portfolio structure. A Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Portfolio, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Portfolio may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Portfolio's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Portfolio.

          The maturity of the variable or floating rate demand instruments held by a Portfolio will ordinarily be deemed to be the longer of (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Portfolios will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Portfolios' investments in such instruments will be subject to the limitation on illiquid investments.

          A Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio and Federal Portfolio) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of day's notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES

          A Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS

          The Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds".

          Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

          Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolios which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

          Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

          General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public
purposes.   The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Portfolio and the Tax-Exempt California Portfolio do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax.

          Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Portfolios may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolios may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Portfolio's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

          The Portfolios which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodian arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institutions, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

          The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Portfolio's credit quality requirements, to be inadequate.

          Although the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

          In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

          The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

          For the purpose of investment restrictions of the Portfolios, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

          An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable.

          Municipal obligations purchased for a Portfolio may be subject to the Portfolio's policy on holdings of illiquid securities. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Portfolio's investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

          Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN CALIFORNIA

          The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

          During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

        Economic Factors.  California's economy is the largest among the 50
        ----------------
states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32.6 million represents over 12% of the total United States population and grew by 27% in the

1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it increased strains on California's limited water resources and demands for government services. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

          From mid-1990 to late 1993, California's economy suffered its worst
recession since the 1930s, with over 700,000 jobs lost.   The largest job losses
were in Southern California, led by declines in the aerospace and construction industries. Significantly related to cuts in lost federal defense spending.

          Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Prerecession job levels were reached in 1996. Unemployment in California is down more than three percent from its 10% peak in January, 1994, but still remains higher than the national average rate.

Constitutional Limitations on Taxes, Other Changes and Appropriations
---------------------------------------------------------------------

            Limitations on Property Taxes.   Certain California Instruments may
            -----------------------------
be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California constitution, also known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

          Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

          Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax". Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

          Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the
          --------------------------------------------
voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

          Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

          Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

          In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

          The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

                Appropriation Limits.    The State and its local governments are
                --------------------
subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments.
No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

          Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

          The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

          "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations more than $7 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

          Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

          State Debt.  Under the California Constitution, debt service on
          ----------
outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at March 1, 1997. The State also had outstanding at March 1, 1997 $358 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. State voters approved $6.4 billion of new general obligation bond authorizations on the 1996 ballots.

          Recent Financial Results.   The principal sources of General Fund
          ------------------------
revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "SFEV"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

          General.  Throughout the 1980s, California state spending increased
          -------
rapidly as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).

          Beginning at the start of the 1990-91 Fiscal Year, California faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. Even though the economy is recovering, California is still facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

          Recent Budgets.  As a result of these factors, among others, from the
          --------------
late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Fiscal Years 1991-92 to 1995-96, including the following (not all of these actions were taken each year):

          .  significant cuts in health and welfare program expenditures;

          . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

          . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

          . reduction in growth of support for higher education programs, coupled with increases in student fees;

          . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

          . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

          .  various one-time adjustment and accounting changes.

          Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal

Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

          The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1995-96, which reduced the accumulated budget deficit to less than $100 million as of June 30, 1996. The State Department of Finance estimated that the General Fund received revenues of about $46.3 billion in FY 1995-96, more than $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, because, among other factors, the State Constitution requires disbursement of a percentage of revenues to local school districts and federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming to the extent expected.

          A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.

          The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.

          Current Budget.  The 1996-97 Budget Act was signed by the Governor on
          --------------
July 15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

      The following are principal features of the 1996-97 Budget Act:

          1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

          2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

          3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

          4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.

          With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.

          The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.

          The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $800 million above projections, at about $48.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of
the 90's.   The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.

          Proposed 1997-98 Budget  On January 9, 1997, the Governor released his
          -----------------------
proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.

          Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

          Bond Ratings.  The ratings on California's long-term general
          ------------
obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.

          Legal Proceedings.  California is involved in certain legal
          ------------------
proceedings (described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Courts have recently entered decisions which could overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

          Obligations of Other Issuers
          ----------------------------

          Other Issuers of California Instruments.  There are a number of state
          ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

          State Assistance.  Property tax revenues received by local governments
          ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

          To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

            Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law.
It is now yet known how the State's legislation will turn out and what its overall impact will be on local government finances.

          Assessment Bonds.  California Instruments which are assessment bonds
          ----------------
may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

          California Long-Term Lease Obligations.  Certain California long-term
          --------------------------------------
lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

          Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

          Other Considerations
          --------------------

          The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

          Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

          Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

          The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

          Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the Tax-Exempt California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

INVESTING IN NEW YORK
---------------------

          Some of the significant financial considerations relating to the Tax-Exempt New York Portfolio's investments in New York Instruments are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Instruments that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY.  New York is the third most populous state in the nation and has
-------------
a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.

          There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by
21.3 percent while the labor force grew only by 15.7 percent. During this period, unemployment fell from 9.5 percent to 5.2 percent of the labor force.
In 1991 and 1992, however, total employment in the State fell by 5.5 percent.
As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

STATE BUDGET.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

          The Governor's Executive Budget projected balance on a cash basis in the General Portfolio. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.

          On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.

          The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").

          The 1996-97 State Financial Plan was projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Portfolio spending by $842 million, primarily from funding increased for education, special education and higher education ($563 million). The balance represented funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

          The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Portfolio of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

          Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the 1996-97 State Financial Plan.

          One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

          Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the 1996-97 State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to the 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over

$300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.

          On August 13, 1996, the State Comptroller released a report in which he identified several risks to the 1996-97 State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.

          The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 State Financial Plan primarily through General Portfolio expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the 1997-98 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.

          On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

          On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary.

          States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

          The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth therein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

          In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.

RECENT FINANCIAL RESULTS.  The General Portfolio is the principal operating
------------------------
Portfolio of the State and is used to account for all financial transactions, except those required to be accounted for in another Portfolio. It is the State's largest Portfolio and receives almost all State taxes and other resources not dedicated to particular purposes.

          The General Portfolio is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other Portfolios are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Portfolio disbursements and transfers to other Portfolios are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

          Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

          The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental Portfolios of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

DEBT LIMITS AND OUTSTANDING DEBT.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.

          In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State Portfolios dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

          Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

          The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

          In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.

          Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION.  Certain litigation pending against the State or its officers or
----------
employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State
                                                    -----------------    -----
of New York, on January 21, 1994, the State entered into a settlement agreement
-----------
with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve Portfolio was settled in June 1996 and certain amounts in a Supplemental Reserve Portfolio previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State.
Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

AUTHORITIES.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State Portfolios.

NEW YORK CITY AND OTHER LOCALITIES.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

          In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City proceeds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.

          The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period.
This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

          On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the City Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.

          The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year.

          The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through

1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

          The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare
programs.   The nature and extent of the impact on the City of the federal and
State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

          The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.

          The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

          Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

          Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.
Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


STANDBY COMMITMENTS

          In order to enhance the liquidity, stability or quality of municipal obligations, the Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

          Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio. In considering whether a security meets a Portfolio's quality standards, the Adviser will look to the creditworthiness of the party providing the Portfolio with the right to sell.

          The Portfolios value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Portfolio's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Portfolio that may enter into standby commitment transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Portfolio.

          Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt Diversified Portfolio and Tax-Exempt

California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Portfolio nor has any Portfolio assumed that such commitments will continue to be available under all market conditions.



                             INVESTMENT LIMITATIONS

          The following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Portfolio present at a meeting if the holders of more than 50% of the outstanding units of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding units of that Portfolio). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, with the exception of borrowings permitted by Investment Restriction (3).

Accordingly, the Trust may not, on behalf of any Portfolio:

          (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended ("the Act"). This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Act.

          (2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations.

          (3) borrow money, except (a) that the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

          (4) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.

     As money market funds, the Portfolios must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Portfolio's portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Portfolio, other than the Tax-Exempt Portfolios, as a matter of non-fundamental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Exempt Diversified Portfolios may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Portfolios may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Tax-Exempt New York and Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Portfolio, no more than 10% of the Portfolio's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Portfolios (which are the only Portfolios that invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Portfolio's total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Portfolios' investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Portfolio's total assets and the Portfolio's investment in such conduit securities issued by any issuer may not exceed 1% of the Portfolio's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.


                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------

Ashok N. Bakhru, 53                 Chairman                       Executive Vice President -
1325 Ave. of Americas               & Trustee                      Finance and Administration and
NY, NY  10019                                                      Chief Financial Officer, Coty  Inc.
                                                                   (since April 1996); President, ABN
                                                                   Associates (June 1994 to April 1996);
                                                                   Senior Vice President of Scott Paper
                                                                   Company until June 1994; Director of
                                                                   Arkwright Mutual Insurance Company;
                                                                   Trustee of International House of
                                                                   Philadelphia; Member of  Cornell
                                                                   University Council; Trustee of
                                                                   the Walnut Street Theater.

*David B. Ford, 51                  Trustee                        Managing Director, Goldman
One New York Plaza                                                 Sachs (since 1996); General
New York, NY 10004                                                 Partner, Goldman Sachs (1986-
                                                                   1996); Co-Head of GSAM (since
                                                                   December 1994).

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
*John P. McNulty, 44                Trustee                        Managing Director, Goldman
One New York Plaza                                                 Sachs (since 1996); General
New York, NY  10004                                                Partner of Goldman Sachs (1990-1994 and
                                                                   1995-1996); Co-Head of GSAM (since November
                                                                   1995); Limited Partner of Goldman Sachs
                                                                   (1994 to November 1995).

*Mary P. McPherson, 60              Trustee                        President of Bryn Mawr College
Taylor Hall                                                        (since 1978); Director of Josiah
Bryn Mawr, PA  19010                                               Macy, Jr. Foundation (since 1977);
                                                                   Director of the Philadelphia Contributionship
                                                                   (since 1985); Director of Amherst
                                                                   College (since 1986); Director
                                                                   of Dayton Hudson Corporation (since 1988);
                                                                   Director of the Spencer Foundation (since 1993);
                                                                   and member of PNC Advisory Board (since 1993).

*Alan A. Shuch, 48                  Trustee                        Limited Partner, Goldman Sachs
One New York Plaza                                                 (since 1994); Director and
New Yor, NY 10004                                                  Vice President of Goldman Sachs Funds
                                                                   Management, Inc. (from April 1990 to
                                                                   November 1994); President and Chief
                                                                   Operating Officer, GSAM (from September
                                                                   1988 to November 1994).

Jackson W. Smart, 66                Trustee                        Chairman, Executive Committee,
One Northfield Plaza                                               First Commonwealth, Inc. (a
#218                                                               managed dental care company),
Northfield, IL 60093                                               (since January 1996); Chairman and Chief
                                                                   Executive Officer, MSP Communications Inc.
                                                                   (a company engaged in radio broadcasting)
                                                                   (since November 1988); Director, Federal
                                                                   Express Corporation (since 1976), Evanston
                                                                   Hospital Corporation (since 1980), First
                                                                   Commonwealth, Inc. (since 1988) and North
                                                                   American Private Equity Group
                                                                   (a venture capital fund).

William H. Springer, 67             Trustee                        Vice Chairman and Chief
701 Morningside Drive                                              Financial and Administrative
Lake Forest, IL 60045                                              Officer of Ameritech (a telecommunications holding


NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
                                                                   company)(February 1987 to June 1991);
                                                                   Director, Walgreen Co. (a retail drug store
                                                                   business); Director of Baker, Fentress & Co.
                                                                   (a closed-end, management investment
                                                                   company).

Richard P. Strubel, 57              Trustee                        Managing Director, Tandem
70 West Madison St.                                                Partners, Inc. (since 1990);
Suite 1400                                                         President and Chief Executive
Chicago, IL 60602                                                  Officer, Microdot, Inc.
                                                                   (a diversified manufacturer
                                                                   of fastening systems and
                                                                   connectors)(January 1984 to
                                                                   October 1994).

*Douglas C. Grip, 35                Trustee                        Vice President, Goldman Sachs
One New York Plaza                  & President                    (since May 1996); President,
New York, NY 10004                                                 MFS Retirement Services Inc.,
                                                                   of Massachusetts Financial
                                                                   Services(prior thereto).

*Scott M. Gilman, 37                Treasurer                      Director, Mutual Funds Admin-
One New York Plaza                                                 istration, GSAM (since April
New York, NY  10004                                                1994); Assistant Treasurer,
                                                                   Goldman Sachs Funds Management,
                                                                   Inc. (since March 1993); Vice
                                                                   President, Goldman Sachs (since
                                                                   March 1990).

*John M. Perlowski, 32              Assistant                      Vice President, Goldman Sachs
One New York Plaza                  Treasurer                      (since July 1995); Director,
New York, NY  10004                                                Investors Bank and Trust
                                                                   Company (November 1993 to July
                                                                   1995); Audit Manager of Arthur
                                                                   Andersen LLP (prior thereto).

*Pauline Taylor, 50                 Vice                           Vice President of Goldman
4900 Sears Tower                    President                      Sachs (since June 1992);
Chicago, IL  60606                                                 Director, Shareholder Servicing
                                                                   of GSAM (since June 1992).

*John W. Mosior, 58                 Vice                           Vice President, Goldman Sachs
4900 Sears Tower                    President                      and Manager of Shareholder Servicing
Chicago, IL  60606                                                 of GSAM (since November 1989).

*Nancy L. Mucker, 47                Vice                           Vice President, Goldman Sachs;
4900 Sears Tower                    President                      Manager of Shareholder Ser-
Chicago, IL  60606                                                 vicing of GSAM (since November 1989).

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
*Michael J. Richman, 36             Secretary                      Associate General Counsel of
85 Broad Street                                                    GSAM (since February 1994);
New York, NY  10004                                                Vice President and Assistant
                                                                   General Counsel of Goldman Sachs (since June
                                                                   1992); Counsel to the Funds Group, GSAM
                                                                   (since June 1992); Partner, Hale and Dorr
                                                                   (September 1991 to June 1992).

*Howard B. Surloff, 31              Assistant                      Assistant General Counsel and
85 Broad Street                     Secretary                      Vice President, Goldman Sachs
New York, NY 10004                                                 Since November 1993 and May 1994,
                                                                   respectively ); Counsel to the
                                                                   Funds Group, GSAM (since November 1993);
                                                                   Associate of Shereff, Friedman, Hoffman &
                                                                   Goodman (prior thereto).

*Valerie A. Zondorak, 31            Assistant                      Vice President, Goldman Sachs
85 Broad Street                     Secretary                      (since March 1997); Counsel to
New York, NY 10004                                                 the Funds Group, GSAM (since
                                                                   March 1997); Associate of Shereff
                                                                   Friedman, Hoffman & Goodman
                                                                   (prior thereto).

*Steven E. Hartstein, 33            Assistant                      Legal Products Analyst,
85 Broad Street                     Secretary                      Goldman Sachs (June 1993 to
New York, NY 10004                                                 present); Funds Compliance
                                                                   Officer, Citibank Global Asset
                                                                   Management (August 1991 to June
                                                                   1993).

*Deborah Farrell, 25                Assistant                      Legal Assistant, Goldman
85 Broad Street                     Secretary                      Sachs (since January 1994).
New York, NY 10004                                                 Formerly at Cleary Gottlieb,
                                                                   Steen and Hamilton.

*Kaysie P. Uniacke, 36              Assistant                      Vice President and Senior
One New York Plaza                  Secretary                      Portfolio Manager, GSAM
New York, NY 10004                                                 (since 1988).

*Elizabeth D.
  Anderson, 27                      Assistant                      Portfolio Manager, GSAM (since
One New York Plaza                  Secretary                      April 1996); Junior Portfolio
New York, NY 10004                                                 Manager, GSAM (1995-1996);
                                                                   Funds Trading Assistant, GSAM
                                                                   (1993-1995); Compliance Analyst,
                                                                   Prudential Insurance (1991-1993).

      Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Portfolios.

     The Trust pays each of its Trustees, other than those who are "interested persons" of Goldman Sachs a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:

                                               Pension or         Total
                                               Retirement      Compensation
                                                Benefits       from Goldman
                              Aggregate        Accrued as      Sachs Funds
                              Compensation      Part of         (including
                              from the         Portfolios'         the
Name of Trustee               Portfolios        Expenses       Portfolios)*
---------------               ----------        --------       ------------
Paul C. Nagel, Jr.**          $18,150              $0          $62,450
Ashok N. Bakhru               $22,729              $0          $69,299
Marcia L. Beck***             $0                   $0          $0
David B. Ford                 $0                   $0          $0
Alan A. Shuch                 $0                   $0          $0
Jackson W. Smart              $18,893              $0          $58,954
William H. Springer           $18,893              $0          $58,954
Richard P. Strubel            $18,893              $0          $58,954

--------------

* The Goldman Sachs Funds consisted of 29 mutual funds, including the nine portfolios, on December 31, 1996.
**   Retired as of June 30, 1996.
***  Resigned as President and Trustee Trust on May 1, 1996.

                          THE ADVISER, DISTRIBUTOR AND
                                 TRANSFER AGENT

THE ADVISER

          GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Portfolios. Under the Advisory Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolios, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Portfolio, acts as investment adviser and directs the investments of the Portfolios. In addition, GSAM administers the Portfolios' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .35% of each Portfolio's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Portfolio, on an annualized basis, to .06% of the average daily net assets of the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios; and to .07% of the average daily net assets of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolios. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Portfolio's estimated annualized expense ratio and the expense limit for that Portfolio. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its advisory fee for the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios during the fiscal year ended December 31, 1996.

          The Trust, on behalf of each Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolios' Advisory Agreement. The expenses borne by Units of each Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses of the Portfolios' custodian, fees and expenses of the Portfolios' transfer agent, filing fees for the registration or qualification of Units under federal or state securities laws, expenses of the organization of the Portfolios, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the

Portfolios), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to Unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Portfolios.

          The Advisory Agreement entered into on behalf of the Portfolios was most recently approved by the Board of Trustees, including the"non-interested" Trustees, on April 23, 1997 and by the unitholders of each Portfolio (other than the Treasury Instruments and Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the Treasury Instruments and Tax-Exempt New York Portfolios on June 3, 1991. The Advisory Agreement will remain in effect until June 30, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Portfolio, as defined in the Investment Company Act, and, in either case, by a majority of "non-interested" Trustees.

          For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the amount of the advisory fee incurred by each Portfolio was as follows:

                                       1996        1995        1994
                                    ----------  ----------  ----------

Prime Obligations Portfolio         $5,185,990  $6,728,074  $9,135,344
Money Market Portfolio               2,955,074   2,618,275   2,663,551
Treasury Obligations Portfolio       3,157,511   3,206,490   3,545,307
Treasury Instruments Portfolio       1,555,342   1,079,236     687,965
Government Portfolio                 2,509,206   3,259,056   4,804,362
Federal Portfolio                    5,426,430   4,543,196   3,396,214
Tax-Exempt Diversified Portfolio     3,850,742   3,795,451   4,372,766
Tax-Exempt California Portfolio      1,410,751   1,030,447     867,058
Tax-Exempt New York Portfolio          266,835     234,853     150,735

GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:


                                       1996        1995        1994

Money Market Portfolio              $  492,512  $  436,325  $  443,925
Treasury Instruments Portfolio       2,073,789   1,438,992     917,292
Federal Portfolio                    4,069,823   3,407,655   2,547,168
Tax-Exempt Diversified Portfolio     1,540,297   1,518,129   1,749,116
Tax-Exempt New York Portfolio           92,366     109,464     123,050


In addition, GSAM assumed certain expenses related to the operations of each Portfolio during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:


                                      1996      1995       1994
                                      ----      ----       ----

Prime Obligations Portfolio         $234,432  $347,317   $635,085
Money Market Portfolio               243,590   135,715    301,326
Treasury Obligations Portfolio       212,886   203,882    371,456
Treasury Instruments Portfolio       220,794   223,652    150,525
Government Portfolio                 231,536   276,785    526,310
Federal Portfolio                    452,463   302,153    326,417
Tax-Exempt Diversified Portfolio      24,367   239,829    217,296
Tax-Exempt California Portfolio       22,092    19,625     34,612
Tax-Exempt New York Portfolio         16,029    32,403     51,675


          The Advisory Agreement provides that GSAM shall not be liable to a Portfolio for any error of judgment by GSAM or for any loss sustained by the Portfolio except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Portfolio may use any name derived from the name "Goldman Sachs" only so long as the Advisory Agreement remains in effect. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' written notice to the Trust.

          Under the Advisory Agreement, GSAM is also responsible for the administration of each Portfolio's business affairs subject to the supervision of the Trustees and, in connection therewith, furnishes each Portfolio with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping functions, to the extent not provided pursuant to the Portfolios' custodian agreements; preparation and filing of documents required to comply with federal and state securities laws; supervising the activities of the Portfolios' custodian and transfer agent; providing assistance in connection with meetings of the Trustees and unitholders; and other administrative services necessary to conduct the Trust's business.

          In managing the Tax-Exempt Diversified Portfolio, the Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT

          Goldman Sachs acts as principal underwriter and distributor of each Portfolio's units. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 23, 1997. Goldman Sachs retained approximately $300 of commissions on redemptions of Class B shares during 1996. Goldman Sachs also serves as the Portfolios' transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolios, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio (other than the Prime Obligations Portfolio). With respect to the Prime Obligations Portfolio, Goldman Sachs is entitled to receive a fee from the Portfolio equal to the classes proportionate share of the total transfer agency fees borne by the Portfolio, which are equal to $12,000 per year plus $7.50 per account, together with out-of-pocket expenses (including those out of pocket expenses payable to servicing agents) applicable to ILA Class B Units and .04% of the average daily net assets of the other classes of the Prime Obligations Portfolio. Goldman Sachs may from time to time agree that the fee it would otherwise be entitled to receive under its transfer agency agreement will be reduced.

For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the Portfolios incurred transfer agency fees as follows:

                                       1996       1995       1994

Prime Obligations Portfolio         $  592,685  $768,923  $1,044,039
Money Market Portfolio                 394,010   349,060     355,140
Treasury Obligations Portfolio         360,858   366,456     405,178
Treasury Instruments Portfolio         414,758   287,798     183,457
Government Portfolio                   286,766   372,463     549,070
Federal Portfolio                    1,085,286   908,708     679,243
Tax-Exempt Diversified Portfolio       616,119   607,252     699,643
Tax-Exempt California Portfolio        161,229   117,765      99,092
Tax-Exempt New York Portfolio           41,051    39,298      32,139


          Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.

          ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS
          -----------------------------------------------------------------
MANAGED BY GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and
------------------------
their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

          Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities, currencies and instruments as the Portfolios. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolios invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

          From time to time, the Portfolios' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

          In connection with their management of the Portfolios, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman
Sachs
nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Portfolios.

          The results of each Portfolio's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

          An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Portfolio's activities, but will not be involved in the day-to-day management of such Portfolio. In such instances, those individuals may, as a result, obtain information regarding the Portfolio's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Portfolio invests.

          In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

          The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman Sachs and its affiliates on an arm's-length basis.

          Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Portfolio's creditworthiness.

          From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Portfolio's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Goldman Sachs could significantly reduce the asset size of the Portfolio, which might have an adverse effect on a Portfolio's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Portfolio and other unitholders in deciding whether to redeem its units.

                             PORTFOLIO TRANSACTIONS

          GSAM places the portfolio transactions of the Portfolios and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Portfolio and at reasonable competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

          Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolios buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Portfolios to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Portfolios may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

          Under the Investment Company Act, the Portfolios are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Portfolio's ability to purchase debt securities in the primary market may from time to time be limited.

          In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of GSAM. Investment decisions for each Portfolio and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Each Portfolio believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

          During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker/dealers: Bear Stearns, Chase Manhattan, Daiwa Securities, Lehman, Morgan Stanley, Smith Barney Inc., Swiss Bank Corp. and Union Bank of Switzerland.

          As of December 31, 1996, the Prime Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands):
Chase Manhattan ($57,038), Smith Barney ($30,000), Morgan Stanley ($58,323), and Swiss Bank Corp. ($3,806).

          As of December 31, 1996, the Money Market Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Bear Stearns ($34,778), Morgan Stanley ($70,359), Chase Manhattan ($30,388), and Swiss Bank Corp. ($13,730).

          As of December 31, 1996, the Treasury Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($35,000), Daiwa Securities ($35,000), Lehman ($35,000), Smith Barney Inc. ($30,000), Union Bank of Switzerland ($30,000), Chase Manhattan ($107,833), Morgan Stanley ($129,400), and Swiss Bank Corp. ($58,316).

          As of December 31, 1996, the Government Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($30,000), Daiwa Securities ($30,000), Lehman ($30,000), Morgan Stanley ($120,363), Chase Manhattan ($100,303), and Swiss Bank Corp. ($54,244).

                                NET ASSET VALUE

          The net asset value per unit of each Portfolio is determined by the Portfolios' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

          Each Portfolio's securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of the Portfolios and their unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in a Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased units of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

          The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Portfolio may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Portfolio's units.

          In order to continue to use the amortized cost method of valuation for each Portfolio's investments, the Portfolios must comply with Rule 2a-7. See "Investment Restrictions."

          The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are to be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, within each Portfolio, ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units (Prime Obligations Portfolio only) will be subject to different expense structures (see "Organization and Capitalization").

                                  REDEMPTIONS

          The Trust may suspend the right of redemption of units of a Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Portfolio's units.

          The Trust agrees to redeem units of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Portfolio's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

                        CALCULATION OF YIELD QUOTATIONS

          Each Portfolio's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

          Yield, effective yield and tax-equivalent yield are calculated separately for each class of units of a Portfolio. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

          The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Portfolio.

          Each Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

         Effective Yield = [(base period return + 1) to the 365th power/7] - 1

          The Tax-Exempt Diversified, Tax-Exempt California, Tax-Exempt New York, Federal and Treasury Instruments Portfolios may also advertise a tax-equivalent yield which is computed by dividing that portion of a Portfolio's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

          Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Portfolio will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Portfolio. The return of a Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

          The yield, effective yield and tax-equivalent yield of each Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units for the seven-day period ended December 31, 1996 were as follows:

                                                           Tax-
                                              Effective  Equivalent
                                       Yield    Yield      Yield
                                       -----  ---------  ----------
Prime Obligations Portfolio:
  ILA Units                             5.12       5.25  N/A
  ILA Administration Units              4.97       5.10  N/A
  ILA Service Units                     4.72       4.85  N/A
  ILA Class B Units                     4.12       4.25  N/A

Money Market Portfolio:
  ILA Units                             5.20       5.33  N/A
  ILA Administration Units              5.05       5.18  N/A
  ILA Service Units                     4.80       4.93  N/A

Treasury Obligations Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Treasury Instruments Portfolio:
  ILA Units                             4.84       4.95  N/A
  ILA Administration Units              4.69       4.80  N/A
  ILA Service Units                     4.44       4.55  N/A

Government Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Federal Portfolio:
  ILA Units                             5.15       5.28  N/A
  ILA Administration Units              5.00       5.13  N/A
  ILA Service Units                     4.75       4.88  N/A

Tax-Exempt Diversified Portfolio:
  ILA Units                             3.58       3.64        5.93
  ILA Administration Units              3.43       3.49        5.68
  ILA Service Units                     3.18       3.24        5.26

Tax-Exempt California Portfolio***:
  ILA Units                             3.47       3.53        5.75
  ILA Administration Units              3.32       3.38        5.50
  ILA Service Units**                   3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                             3.52       3.58        5.83
  ILA Administration Units              3.37       3.43        5.58
  ILA Service Units**                   3.12       3.18        5.17

-------------------------

* 6.39%, 6.12% and 5.67% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.72%, 6.43% and 5.96%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking California State taxes into account.

  The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each Portfolio for the same period would have been as follows:

                                                          Tax-
                                             Effective  Equivalent
                                      Yield    Yield      Yield
                                      -----  ---------  ----------
Prime Obligations Portfolio
  ILA Units                            5.10       5.23  N/A
  ILA Administration Units             4.95       5.08  N/A
  ILA Service Units                    4.70       4.83  N/A
  ILA Class B Units                    4.10       4.23  N/A

Money Market Portfolio
  ILA Units                            5.15       5.28  N/A
  ILA Administration Units             5.00       5.13  N/A
  ILA Service Units                    4.75       4.88  N/A

Treasury Obligations Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Treasury Instruments Portfolio
  ILA Units                            4.62       4.73  N/A
  ILA Administration Units             4.47       4.58  N/A
  ILA Service Units                    4.22       4.33  N/A

Government Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Federal Portfolio
  ILA Units                            4.99       5.11  N/A
  ILA Administration Units             4.84       4.96  N/A
  ILA Service Units                    4.59       4.71  N/A

Tax-Exempt Diversified Portfolio
  ILA Units                            3.48       3.54        5.76
  ILA Administration Units             3.33       3.39        5.51
  ILA Service Units                    3.08       3.14        5.10

Tax-Exempt California Portfolio***
  ILA Units                            3.47       3.53        5.75
  ILA Administration Units             3.32       3.38        5.50
  ILA Service Units**                  3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                            3.42       3.48        5.66
  ILA Administration Units             3.27       3.33        5.41
  ILA Service Units**                  3.02       3.08        5.00

----------

* 6.21%, 5.94% and 5.48% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.53%, 6.24% and 5.77%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking the California State Taxes into account.

   The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

   With respect to the Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.30% is being assumed in addition to the 39.6% federal tax rate, for a combined tax rate of 46.42%. With respect to the Tax-Exempt New York Portfolio, the tax equivalent yields are being shown under three scenarios. The first scenario assumes a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85%, for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 4.46% in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

   In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

   From time to time any Portfolio may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

   The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Portfolio's performance with that of other mutual funds with similar investment objectives.

   The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

   A Portfolio's performance data will be based on historical results and is not intended to indicate future performance. A Portfolio's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors.

Return for a Portfolio will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

   The Trust may also, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

   In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.



                                TAX INFORMATION

   Each Portfolio has qualified and has elected or intends to qualify and elect to be treated and to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

   In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock or securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

   Each Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Portfolio that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a non-deductible 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.

   Dividends paid by a Portfolio from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Portfolio from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Portfolio have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Portfolio's net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Portfolio.

   Distributions paid by the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Portfolio's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section
                                         - -
103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Portfolios from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Portfolio may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, tax-exempt distributions of the Portfolios may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax. To the extent that the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Portfolio will generally not be deductible. The availability of tax-exempt obligations and the value of the Portfolios may be affected by restrictive tax legislation enacted in recent years.

   In purchasing municipal obligations, the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Portfolios do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.

   Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash. Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

   Certain Portfolios may be subject to foreign withholding taxes or other foreign taxes with respect to their investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and each Portfolio intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although no Portfolio anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by a portfolio, that a Portfolio could make an election under Code Section 853 to permit its unitholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Portfolio in foreign countries. In the event such an election is made, unitholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Unitholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

   Each Portfolio will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt unitholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt unitholders who fail to furnish the Portfolio with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Portfolio that the number furnished by the unitholder is incorrect or that the unitholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will not be subject to backup withholding if the applicable Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Portfolios may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in units, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

   Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Portfolios successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B Units. All or a portion of such a loss may be disallowed under applicable code provisions in certain circumstances. Unitholders should consult their own tax advisors with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Portfolio Units is properly treated as a sale for tax purposes.

   All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Portfolios will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Portfolio for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Portfolio. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Portfolio in the unitholder's own state and locality.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Unitholders should consult their tax advisers for more information.

   The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Portfolio, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Portfolio and, if a current IRS Form W-8 or acceptable substitute is not on file with the Portfolio, may be subject to backup withholding on certain payments.

STATE AND LOCAL

   The Portfolios may be subject to state or local taxes in jurisdictions in which the Portfolios may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Portfolio and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Portfolios may have tax consequences for unitholders that are different from those of a direct investment in the Portfolios' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Portfolios in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

   Provided that the Portfolios qualify as regulated investment companies and incur no federal income tax liability, the Portfolios may still be subject to New York State and City minimum taxes, which are small in amount.

   California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt interest dividends" which will be exempt from the California personal income tax.

   Individual unitholders of the Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

   Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

   Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

   In addition, any loss realized by a unitholder of the Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.

   New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt- interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.

   Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

   Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

   This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

                        ORGANIZATION AND CAPITALIZATION

   The Portfolios were reorganized from series of a Massachusetts business Trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

   The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth class of units, ILA Class B Units, with respect to the Prime Obligations Portfolio.

   Each ILA Unit, ILA Administration Unit, ILA Service Unit and ILA Class B Unit of a Portfolio represents an equal proportionate interest in the assets belonging to that Portfolio. It is contemplated that most units (other than ILA Class B Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B Units generally are only issued upon exchange from Class B Shares of other Funds of the Goldman Sachs mutual funds. ILA Units may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units. ILA Administration Units of each Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. ILA Service Units may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. ILA Class B Units are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B Units of the Prime Obligations Portfolio bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B Units. ILA Class B Units of the Prime Obligations Portfolio also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B Units.

   It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Portfolio. In the event a Portfolio is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Portfolio. ILA Administration Units, ILA Service Units and ILA Class B Units each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for Units of the same class in another Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by

Goldman Sachs. Except as described above, the four classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

   Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

   When issued units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such unitholders. All units entitle their holders to one vote per unit, are freely transferable and have no preemptive subscription or conversion rights.

   The Trust is not required to hold annual meetings of unitholders and does not intend to hold such meetings. In the event that a meeting of unitholders is held, each unit of the Trust will be entitled, as determined by the Trustees, either to one voter for each unit or to one vote for each dollar of net asset value represented by such units on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Unitholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of unitholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the units entitled to vote at such meetings. The unitholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

   The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

   The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

   The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

   The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

   The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Prime Obligations Portfolio were

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

Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (5.45%); Harris Trust & Savings Bank, 200 W. Monroe Street, 12th Floor, Chicago, IL 60606-5509 (8.36%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City 64141-6692 (5.63%); and VF Corporation, 1047 North Park Road, Wyomissing, PA 19610 (6.85%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (20.40%) and Stone Street & Bridge Street Funds, 85 Broad Street, 4th Floor, New York, NY 10004-2434 (9.52%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Obligations Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (6.83%); Bankers Trust Company, PO Box 897, Des Moines, IA 50304-0897 (5.98%); First National Bank of Omaha, PO Box 3128, Omaha, NE 68103-0128 (15.24%; Firstar Bank Madison, N.A., PO Box 7900, Madison, WI 53707-7900 (8.18%) and National City Bank Kentucky, 4100 W. 150th Street, 3rd Floor N. Annex, Cleveland, OH 44135 (7.485%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Instruments Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (32.49%); Emerald Partners, 237 Park Avenue Ste. 801, New York, NY 10017-3142 (5.18%); and Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (7.48%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Government Portfolio were American Exploration Co., 1331 Lamar Street, Ste. 900, Houston, TX 77010-3027 (9.82%); Comerica Bank, PO Box 55-519, Detroit, MI 48255-0499 (11.06%); Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (7.86%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (6.43%); State Street Bank & Trust Co., PO Box 1992, Boston, MA 02105-1992 (6.55%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City, MO 64141-6692 (5.19%); and Wells Fargo Bank, 26610 Agoura Rd., Calabasas, CA 91302-1954 (7.00%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt New York Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (20.62%); Marine Midland Bank, PO Box 4203, Buffalo, NY 14240 (7.48%); Shames Trust Accounts, 57 Holly Place, Briarcliff, NY 10510-2107 (9.01%) and Stephen Apkon & Lisa Hertz Apkon, 33 Ashland Ave., Pleasantville, NY 10570-2301 (8.36%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt California Portfolio were Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (5.26%); and Chong-Moon Lee & Reiko-

Takahashi Joint Tenants, 26541 Taaffe Road, Los Altos, CA  94022-4313.

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Federal Portfolio was Bank of New York, 48 Wall Street, New York, NY 10286 (10.46%); and The Baupost Group, Inc., PO Box 389125, Cambridge, MA 02238-9998 (5.95%).

   As of April 1, 1997, the only holders of record of 5% of more of the outstanding units of the Tax-Exempt Diversified Portfolio was Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (5.26%); and Chong-Moon Lee, Los Altos, CA 94022-4313 (5.45%).

UNITHOLDER AND TRUSTEE LIABILITY

   Under Delaware law, the unitholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a unitholder as a result of an obligation of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Portfolio and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.


   In addition to the requirements set forth under the Declaration of Trust, the Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Portfolio, or 10% of the outstanding units of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Unitholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Portfolios' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Portfolios. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accountants, One International Place, Boston, MA 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                              FINANCIAL STATEMENTS

   The Financial Statements of the Portfolios, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets and the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the 1996 Annual Report to the unitholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

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

                              ADMINISTRATION PLAN

     The Trust, on behalf of each Portfolio, has adopted an administration plan (the "Plan") with respect to the ILA Administration Units which authorizes the Portfolios to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such units. Pursuant to the Plan, the Trust, on behalf of each Portfolio, enters into agreements with Service Organizations which purchase ILA Administration Units on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Administration Units, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Administration Units, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in units by customers. As compensation for such services, the Trust on behalf of each Portfolio pays each Service Organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Administration Units of each Portfolio attributable to or held in the name of such Service Organization for its customers.

     For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the amount of the administration fees paid by each Portfolio to Service Organizations was as follows:

                            1996      1995      1994
                          --------  --------  --------
Prime Obligations
  Portfolio               $ 65,534  $141,500  $262,293

Money Market Portfolio     316,155   223,420   265,715

Treasury Obligations
  Portfolio                145,201   165,430   175,368

Treasury Instruments
  Portfolio                145,441   110,355    57,915

Government Portfolio        63,048    94,196   206,144

Federal Portfolio          906,321   713,846   491,089

Tax-Exempt Diversified
  Portfolio                 73,660   103,673   146,224

Tax-Exempt California
  Portfolio                    262       600     1,938

Tax-Exempt New York
  Portfolio                 39,843    27,783    26,576

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Units. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Units.
In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Units on behalf of their customers may be required to register as dealers.

     The Plans were approved by the respective holders of ILA Administration Units of each Portfolio on June 3, 1991. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans or the related Service Agreements, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 23, 1997. They will remain in effect until April 30, 1998 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Administration unitholders of the affected Portfolio, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Administration Units of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Administration Units of the affected Portfolio on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and holders of ILA Administration Units of such Portfolios. In the Trustees' quarterly review of the Plans and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

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ILA Unitholder Letter/Annual Report



--------------------------------------------------------------------------------
Dear Unitholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Institutional Liquid Assets (ILA) Portfolios in 1996. It has been another positive year for ILA in which the Portfolios did well compared with their respective IBC Financial Data, Inc. averages while adhering to their conservative investment guidelines.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation
     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) reported at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth rate caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

     Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                            [PLOT POINTS TO COME]
Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the portfolios' weighted average maturities and structures were equally important to our strategy.
     During the second and third quarters of 1996, we extended the ILA Portfolios' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Portfolios closed the year with neutral weighted average maturities.

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
--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report (continued)



--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for ILA Portfolios Institutional Units* as of December 31, 1996


 ---------------------------------------------------------
                                               Weighted
  Institutional SEC 7-Day SEC 7-Day  30-Day     Average
  Liquid Assets  Current  Effective  Average   Maturity
   Portfolios     Yield     Yield     Yield     (days)
 =========================================================
  Prime
    Obligations   5.12%     5.25%     5.10%       40
 ---------------------------------------------------------
  Money Market    5.20%     5.33%     5.18%       43
 ---------------------------------------------------------
  Government      5.19%     5.32%     5.07%       31
 ---------------------------------------------------------
  Treasury
    Obligations   5.19%     5.32%     5.06%       34
 ---------------------------------------------------------
  Treasury
    Instruments   4.84%     4.95%     4.98%       54
 ---------------------------------------------------------
  Federal         5.15%     5.28%     5.12%       41
 ---------------------------------------------------------
  Tax-Exempt
    Diversified   3.58%     3.64%     3.30%       39
 ---------------------------------------------------------
  Tax-Exempt
    California    3.47%     3.53%     3.11%       34
 ---------------------------------------------------------
  Tax-Exempt
    New York      3.52%     3.58%     3.19%       34
 ---------------------------------------------------------

* ILA offers three separate classes of units (Institutional, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle unitholders to different services. The Administration units and the Service units offer financial institutions the opportunity to receive a fee for providing administrative support services. The Administration units pay 0.15% plus 0.10% from the adviser for a total of 0.25%. The Service units pay 0.40% plus 0.10% from the adviser for a total of 0.50%. More complete information, including management fees and expenses, is included in the ILA Portfolios' prospectus or may be obtained by calling the Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy
Economy and a Strong Market

     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.

     The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.

     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.

     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.

     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from

--------------------------------------------------------------------------------
the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

The Credit Picture Abroad:  Europe Improved,
While Asia Was Generally Stable

     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks. In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.

     In 1996, we continued to apply conservative credit standards to our money market portfolios. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments in 1997.

Outlook and Strategies for 1997

     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.

     Consequently, ILA Portfolios will continue to be managed with short-to-neutral average life targets and short, ddered structures to prepare for higher rates ahead.

Extended Trading Hours Improve Service Further

     On November 4, 1996, we extended the trading hours for the Institutional Liquid Assets Federal and Treasury Instruments Portfolios to 3:00 p.m. EST. Many clients have already taken advantage of this additional flexibility.

     In closing, we thank you for your support and for making 1996 a successful year for the ILA Portfolios. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Commercial Paper and Corporate Obligations--60.5%
Bank Holding Companies
BankAmerica Corp.
$50,000,000       5.27%         03/21/97     $ 49,421,764
Business Credit Institutions
General Electric Capital Corp.
 20,000,000       5.30          03/26/97       19,752,667
 30,000,000       5.44          04/03/97       29,582,933
JC Penney Funding Corp.
 44,300,000       5.31          01/31/97       44,103,973
Chemicals
Bayer Corp.
 25,000,000       5.33          03/13/97       24,737,201
Commercial Banks
CP Trust Certificates Series 1996
 35,000,000       5.94/(a)/     03/28/97       35,000,000
Life Insurance
Commonwealth Life Insurance Co.
 55,000,000       6.11/(b)/     05/08/97       55,000,000
Pacific Mutual Life Insurance Co.
 25,000,000       5.52/(b)/     02/28/97       25,000,000
Prudential Funding Corp.
 40,000,000       5.42          01/29/97       39,831,378
Motor Vehicles and Equipment
Ford Motor Credit Corp.
 20,000,000       5.50          01/28/97       19,917,500
Hertz Corporation
 25,000,000       5.32          02/04/97       24,874,389
Personal Credit Institutions
Associates Corp.
 50,000,000       5.32          01/29/97       49,793,111
Household Finance Corp.
 50,000,000       5.32          03/12/97       49,482,778
Transamerica Finance Corp.
 20,000,000       5.43          01/29/97       19,915,533
Receivable/Asset Financings
Beta Finance Inc.
  7,000,000       6.11          06/17/97        7,000,000
Delaware Funding Corp.
 30,000,000       5.29          02/20/97       29,779,583
Enterprise Funding Corp.
 10,062,000       5.33          01/21/97       10,032,205
  9,103,000       5.33          01/23/97        9,073,350
International Lease Finance Corp.
  9,000,000       5.29%         03/24/97      $ 8,891,555
 30,000,000       5.32          04/04/97       29,587,700
New Center Asset Trust
 10,000,000       5.52          01/28/97        9,958,600
 10,000,000       5.37          04/04/97        9,861,275
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 40,000,000       5.30          02/13/97       39,746,778
 10,000,000       5.34          03/12/97        9,896,167
C.S. First Boston, Inc.
 15,000,000       5.33          01/22/97       14,953,363
Merrill Lynch & Co., Inc.
 10,000,000       5.45          02/19/97        9,925,819
 40,000,000       5.33          02/26/97       39,668,356
Morgan Stanley Group, Inc.
 10,000,000       5.59          01/28/97        9,958,075
 15,000,000       5.32          02/06/97       14,920,200
 25,000,000       5.79/(a)/     06/27/97       25,000,000
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                               $764,666,253
-----------------------------------------------------------
Bank Notes--10.7%
Colorado National Bank
$25,000,000       5.59%/(b)/    01/15/97     $ 24,999,810
FCC National Bank
 15,000,000       5.70          05/22/97       14,982,722
 20,000,000       6.00          06/02/97       20,000,808
Huntington National Bank
 25,000,000       6.05          06/13/97       25,014,637
PNC Bank, N.A.
 40,000,000       5.58/(b)/     04/01/97       39,992,313
SMM Trust 1996
 10,000,000       5.69/(b)/     06/20/97       10,000,000
-----------------------------------------------------------
Total Bank Notes                             $134,990,290
-----------------------------------------------------------
U.S. Government Agency Obligations--1.6%
Federal National Mortgage Association
$20,400,000       5.36%         03/12/97     $ 20,187,386
-----------------------------------------------------------
Total U.S. Government Agency Obligations     $ 20,187,386
-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio (continued)
December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Certificates of Deposit--9.5%
Chase Manhattan Corp.
$ 10,000,000       5.75%         02/03/97    $   10,000,000
  40,000,000       5.42          03/12/97        40,000,000
First Alabama Bank
  20,000,000       5.55          02/28/97        19,999,973
Mellon Bank, N.A.
  40,000,000       5.35          02/19/97        40,000,000
Union Bank of California
  10,000,000       5.58          02/28/97        10,000,000
-----------------------------------------------------------
Total Certificates of Deposit                $  119,999,973
-----------------------------------------------------------
Repurchase Agreements--17.9%
C.S. First Boston Corp., dated 12/31/96, repurchase
   price $50,465,000 (FNMA: $51,588,373, 6.12%-6.23%,
   02/01/32-10/01/32)
$ 50,000,000       5.40%         03/03/97    $   50,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $100,036,111 (U.S. Treasury Bond: $53,861,960,
   11.25%, 02/15/15; FHLB Stripped Security:
   $48,746,508, 06/23/97)
 100,000,000       6.50          01/02/97       100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $25,213,750 (FNMA: $9,152,917, 7.50%,
   04/01/26; FHLMC: $17,073,692, 7.50%, 11/01/26)
  25,000,000       5.40          02/26/97        25,000,000
Smith Barney, Inc., dated 12/31/96, repurchase price
   $30,257,450 (FHLMC: $31,328,053, 7.00%,
   06/01/26-11/01/26)
  30,000,000       5.42          02/26/97        30,000,000
Joint Repurchase Agreement Account
  21,400,000       6.58          01/02/97        21,400,000
-----------------------------------------------------------
Total Repurchase Agreements                  $  226,400,000
-----------------------------------------------------------
Total Investments                            $1,266,243,902/(c)/
===========================================================

/(a)/Variable rate security-base index is one of the following:
     U.S. Treasury Bill
     One or three month LIBOR
     One month commercial paper
     Federal Funds
     Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Commercial Paper and Corporate Obligations--48.5%
Business Credit Institutions
General Electric Capital Corp.
$15,000,000      5.44%           04/03/97      $ 14,791,467
Commercial Banks
CP Trust Certificates Series 1996
 20,000,000      5.68/(a)/       03/28/97        20,000,000
Computer Software and Services
Siemens Capital Corp.
 25,000,000      5.32            02/13/97        24,841,139
Foreign Banks
Banca Crt Financial Corp.
 10,000,000      5.35            01/22/97         9,968,792
  5,000,000      5.35            01/31/97         4,977,708
 17,430,000      5.45            03/03/97        17,269,039
  5,400,000      5.42            04/03/97         5,325,204
Generale Bank
 15,000,000      5.35            04/10/97        14,779,313
San Paolo U.S. Finance Co.
 25,000,000      5.36            01/31/97        24,888,333
 15,000,000      5.33            02/13/97        14,904,504
Unifunding, Inc.
 40,000,000      5.45            01/29/97        39,830,444
Home Builders
International Lease Finance Corp.
 40,000,000      5.43            03/07/97        39,607,833
Life Insurance
Commonwealth Life Insurance Co.
 25,000,000      5.64/(b)/       05/08/97        25,000,000
Prudential Funding Corp.
 10,000,000      5.42            01/29/97         9,957,844
Motor Vehicles and Equipment
Daimler Benz Corp., N.A.
 25,000,000      5.35            03/25/97        24,691,631
Ford Motor Credit Co.
 40,000,000      5.32            02/04/97        39,799,022
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 35,000,000      5.30            02/13/97        34,778,431
Merrill Lynch & Co., Inc.
 40,000,000      5.35            02/11/97        39,756,278
Morgan Stanley Group, Inc.
 20,000,000      5.32            02/06/97        19,893,600
 20,000,000      5.53/(a)/       06/27/97        20,000,000
Nomura Holdings
 35,000,000      5.39            01/29/97        34,853,272
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                                 $479,913,854
-----------------------------------------------------------
Bank Notes--15.1%
Colorado National Bank
$15,000,000      5.59%/(b)/      01/15/97      $ 14,999,886
Dakota Certificates of Standard Credit Card Master Trust
 20,000,000      5.33/(b)/       02/07/97        19,890,439
FCC National Bank, Wilmington
 10,000,000      5.70            05/22/97         9,988,481
First Bank FSB
  5,000,000      5.61/(b)/       04/11/97         4,999,734
First National Bank of Maryland
  5,000,000      5.60/(b)/       09/30/97         4,998,547
Huntington National Bank
  5,000,000      6.05            06/13/97         4,998,229
PNC Bank, N.A.
 10,000,000      5.58/(b)/       04/01/97         9,998,078
 20,000,000      5.40/(b)/       10/01/97        19,988,244
Society National Bank of Cleveland
 25,000,000      5.58/(b)/       05/14/97        24,990,309
SMM Trust 1996
 10,000,000      5.69/(b)/       06/20/97        10,000,000
Southtrust Bank of Alabama, N.A.
 25,000,000      5.54/(b)/       05/15/97        24,995,313
-----------------------------------------------------------
Total Bank Notes                               $149,847,260
-----------------------------------------------------------
Certificates of Deposit--0.5%
Chase Manhattan Corp.
$ 5,000,000      5.75%           02/03/97      $  5,000,000
-----------------------------------------------------------
Total Certificates of Deposit                  $  5,000,000
-----------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%
Norinchukin Bank, London
$40,000,000      5.49%           03/18/97      $ 40,000,830
Sanwa Bank Ltd., London
 35,000,000      5.46            03/21/97        35,000,377
-----------------------------------------------------------
Total Certificates of Deposit - Foreign
   Eurodollar                                  $ 75,001,207
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
----------------------------------------------------------
ILA Money Market Portfolio (continued)
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Certificates of Deposit - Yankeedollar--9.1%
Industrial Bank of Japan, New York
$35,000,000      5.46%           03/19/97      $ 35,000,368
Landesbank Hessen Thuer Gir, New York
 30,000,000      6.03            06/13/97        30,036,531
Sumitomo Bank, Los Angeles
 25,000,000      5.52            02/28/97        24,998,171
-----------------------------------------------------------
Total Certificates of Deposit - Yankeedollar   $ 90,035,070
-----------------------------------------------------------
Taxable Municipal Notes--2.9%
Florida Housing Finance Authority
$28,800,000      5.92%/(b)/      01/01/34      $ 28,800,000
-----------------------------------------------------------
Total Taxable Municipal Notes                  $ 28,800,000
-----------------------------------------------------------
Time Deposit--3.6%
Bank of Tokyo, Mitsubishi Bank Ltd.
$35,000,000      5.50%           05/16/97      $ 35,000,000
-----------------------------------------------------------
Total Time Deposit                             $ 35,000,000
-----------------------------------------------------------
Repurchase Agreements--12.9%
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $50,018,056 (FHLMC: $52,044,149, 7.26%,
   09/17/01)
$50,000,000      6.50%           01/02/97      $ 50,000,000
Joint Repurchase Agreement Account
 77,200,000      6.58            01/02/97        77,200,000
-----------------------------------------------------------
Total Repurchase Agreements                    $127,200,000
-----------------------------------------------------------
Total Investments                              $990,797,391/(c)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
      U.S. Treasury Bill
      One or three  month LIBOR
      One month  commercial  paper
      Federal  Funds
      Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Government Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest      Maturity        Amortized
 Amount             Rate          Date             Cost
===========================================================
U.S. Government Agency Obligations--31.2%

Federal Home Loan Bank

$ 25,000,000       5.35%         01/30/97      $ 24,892,257
  50,000,000       5.40/(a)/     04/04/97        49,988,154
  25,000,000       5.45          11/12/97        24,977,221
  10,000,000       5.42          12/02/97         9,986,619
  25,000,000       5.50/(a)/     12/26/97        24,979,592

Federal National Mortgage Association

  30,000,000       6.50          01/02/97        29,994,583
  15,000,000       4.72/(a)/     01/27/97        14,999,007
  20,000,000       5.41/(a)/     09/29/97        19,992,616
   7,500,000       5.53          10/29/97         7,497,075
  50,000,000       5.40/(a)/     12/03/97        49,968,600
-----------------------------------------------------------
Total U.S. Government Agency Obligations       $257,275,724
-----------------------------------------------------------
U.S. Treasury Obligations--3.0%

United States Treasury Notes

$ 20,000,000       5.63%         06/30/97      $ 19,965,941
   5,000,000       6.00          09/02/97         4,999,214
-----------------------------------------------------------
Total U.S. Treasury Obligations                $ 24,965,155
-----------------------------------------------------------
Repurchase Agreements--66.1%

Bear Stearns Companies, Inc. dated 12/31/96, repurchase
   price $30,011,333 (FNMA: $30,894,721, 8.50%, 09/01/25)
$ 30,000,000      6.80%          01/02/97       $30,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase
   price $30,403,125 (FHLM: $31,559,521, 7.00%, 11/01/26)
  30,000,000      5.38           03/11/97        30,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $30,011,500 (U.S. Treasury Bill: $30,600,013, 11/13/97)
  30,000,000      6.90           01/02/97        30,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $30,403,125 (FNMA: $30,964,228, 6.12%, 10/01/32)
  30,000,000      5.38           03/11/97        30,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase
   price $30,403,125 (FNMA: $31,531,603, 8.00%, 06/01/26)
  30,000,000      5.38           03/12/97        30,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (U.S. Treasury Stripped
   Security: $22,193,561, 11/15/99; U.S. Treasury
   Notes: $8,408,442, 7.75%-8.88%, 2/15/00-2/15/01)
  30,000,000      7.10           01/02/97        30,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (FNMA: $30,385,501, 5.28%,
   06/01/24)
  30,000,000      7.10           01/02/97        30,000,000

Repurchase Agreements  (continued)

Nomura Securities International, Inc., dated 12/31/96,
   repurchase price $30,012,500 (FHLM: $30,924,339,
   6.50%-8.00%, 01/01/00-09/01/11)
$ 30,000,000      7.50%          01/02/97      $ 30,000,000

Joint Repurchase Agreement Account
 305,000,000      6.58           01/02/97       305,000,000
-----------------------------------------------------------
Total Repurchase Agreements                    $545,000,000
-----------------------------------------------------------
Total Investments                              $827,240,870/(b)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
     Federal Funds
     Prime lending rate
     One month LIBOR

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Treasury Obligations Portfolio
December 31, 1996

-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
U.S. Treasury Obligations--9.6%
United States Treasury Notes
$40,000,000      5.63%           06/30/97       $39,932,792
 27,500,000      5.38            12/01/97        27,459,792
 10,000,000      5.25            12/31/97         9,975,384
-----------------------------------------------------------
Total U.S. Treasury Obligations                 $77,367,968
-----------------------------------------------------------
Repurchase Agreements--90.8%
Bear Stearns Companies Inc., dated 12/31/96, repurchase
  price $35,013,125 (U.S. Treasury Note: $35,659,606,
  8.75%, 8/15/00)
$35,000,000      6.75%           01/02/97       $35,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $30,399,750 (U.S. Treasury Note: $30,748,620, 7.50%,
   11/15/01)
 30,000,000      5.33            03/13/97        30,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase
   price $35,013,028 (U.S. Treasury Bond: $35,702,267,
   8.50%, 02/15/20)
 35,000,000      6.70            01/02/97        35,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $35,013,417 (U.S. Treasury Bill: $35,700,492, 11/13/97)
 35,000,000      6.90            01/02/97        35,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $35,012,833 (U.S. Treasury Note: $35,700,497, 7.25%,
   02/15/98)
 35,000,000      6.60            01/02/97        35,000,000

JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $35,012,833 (U.S. Treasury Note: $35,838,260,
   7.38%, 11/15/97)
 35,000,000      6.60            01/02/97        35,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $35,013,806 (U.S. Treasury Stripped
   Securities: $35,703,063, 02/15/00-11/15/00)
 35,000,000      7.10            01/02/97        35,000,000

Merrill Lynch Government Securities, Inc., dated
   12/31/96, repurchase price $35,012,542 (U.S. Treasury
   Stripped Securities: $35,702,128, 02/15/02-02/15/26)
 35,000,000      6.45            01/02/97        35,000,000

Nomura Securities International, Inc., dated 12/12/96,
   repurchase price $30,400,500 (U.S. Treasury Notes:
   $30,600,339, 5.13%-8.50%, 04/15/97-08/15/01)
 30,000,000      5.34            03/12/97        30,000,000

Sanwa Securities, dated 12/31/96, repurchase price
   $35,013,125 (U.S. Treasury Note: $36,039,356, 8.50%,
   2/15/00)
 35,000,000      6.75            01/02/97        35,000,000

Smith Barney Inc., dated 12/11/96, repurchase price
   $30,400,500 (U.S. Treasury Notes: $28,942,094,
   5.38%-6.88%, 05/15/97-07/31/99; U.S. Treasury Stripped
   Security: $1,658,209, 02/15/00)
 30,000,000      5.34            03/11/97        30,000,000

UBS Securities Inc., dated 12/31/96, repurchase price
   $35,013,368 (U.S. Treasury Note: $35,676,249, 6.00%,
   09/30/98)
 35,000,000      6.88            01/02/97        35,000,000

Joint Repurchase Agreement Account
327,900,000      6.58            01/02/97       327,900,000
-----------------------------------------------------------
Total Repurchase Agreements                    $732,900,000
-----------------------------------------------------------
Total Investments                              $810,267,968/(a)/
===========================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect
the value of investments in that category as a percentage
of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Treasury Instruments Portfolio
December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
U.S. Treasury Obligations--99.3%
United States Treasury Bills
$25,000,000       4.72%         01/30/97       $  24,904,944
  5,500,000       4.95          01/30/97           5,478,069
 75,000,000       4.80          02/06/97          74,640,000
 48,600,000       4.83          02/06/97          48,365,262
 14,500,000       4.86          02/06/97          14,429,530
 32,100,000       5.41          02/06/97          31,942,389
 90,000,000       4.95          02/06/97          89,554,500
 75,000,000       4.82          02/13/97          74,568,208
150,000,000       5.03          02/13/97         149,098,792
 10,500,000       4.86          02/27/97          10,419,203
 21,500,000       4.90          02/27/97          21,333,196
 28,400,000       4.94          02/27/97          28,177,865
United States Treasury Notes
 30,000,000       6.25          01/31/97          30,025,345
 50,000,000       7.50          01/31/97          50,097,656
 50,000,000       4.75          02/18/97          49,961,310
312,000,000       6.88          02/28/97         312,866,648
205,000,000       6.63          03/31/97         205,703,323
------------------------------------------------------------
Total U.S. Treasury Obligations               $1,221,566,240
------------------------------------------------------------
Total Investments                             $1,221,566,240/(a)/
============================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Federal Portfolio

December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity          Amortized
 Amount           Rate            Date              Cost
============================================================
U.S. Government Agency Obligations--100.3%
Federal Farm Credit Bank
$ 20,515,000     5.36%          01/02/97        $ 20,511,946
  37,635,000     5.58           01/06/97          37,605,833
   2,400,000     5.58           01/07/97           2,397,767
  27,300,000    5.26-5.27       01/13/97          27,252,072
  36,345,000     5.35           01/15/97          36,269,382
  56,000,000     5.37           01/21/97          55,832,933
  42,000,000     5.37           01/23/97          41,862,170
   9,750,000     5.50           01/27/97           9,711,271
  11,490,000     5.48           01/31/97          11,437,529
 212,210,000    5.23-5.41/(a)/  02/03/97         212,075,061
  44,895,000     5.21           02/04/97          44,674,092
  24,000,000     5.33           02/06/97          23,872,080
  20,545,000    5.21-5.33       02/10/97          20,424,201
  10,000,000     5.20           02/14/97           9,936,444
  79,055,000    5.21-5.39       02/18/97          78,494,540
  14,830,000     5.22           02/21/97          14,720,332
  50,635,000    5.21-5.33       02/26/97          50,216,604
  17,000,000     5.21           02/27/97          16,859,764
  16,000,000     5.21           02/28/97          15,865,698
  51,610,000    5.22-5.32       03/03/97          51,423,313
   8,000,000     5.32           03/10/97           7,919,609
   7,180,000     5.21           03/11/97           7,108,302
  50,000,000     5.48/(b)/      03/11/97          49,992,224
   6,200,000     5.21           03/12/97           6,137,191
  20,000,000     5.36           03/25/97          19,752,844
  19,000,000    5.32-5.36       03/26/97          18,762,747
   9,000,000     5.32           03/27/97           8,886,950
  11,000,000     5.32           03/31/97          10,855,325
  17,000,000     5.30           04/01/97          16,774,750
  50,000,000     5.52/(b)/      05/21/97          49,981,445
  50,000,000     5.84           06/18/97          49,958,175
  10,000,000     5.37/(b)/      06/26/97           9,996,868
  50,000,000     5.49/(b)/      08/26/97          49,972,764
  50,000,000     5.36/(b)/      10/02/97          49,959,775
Federal Home Loan Bank
   5,100,000     5.22           01/02/97           5,099,261
  50,000,000     5.38/(b)/      01/03/97          49,999,747
  17,895,000     5.24           01/16/97          17,855,929
  34,900,000     5.23           01/23/97          34,788,562
  25,000,000     5.28           01/28/97          24,901,000
 133,300,000    5.22-5.35       01/30/97         132,733,719
  25,130,000     5.28           01/31/97          25,019,533
 181,845,000    5.21-5.32       02/13/97         180,701,332
  28,750,000    5.21-5.26       02/14/97          28,566,649
 145,815,000     5.20%          02/20/97         144,761,891
  34,300,000     5.31           02/21/97          34,041,978
 125,320,000    5.20-5.21       02/27/97         124,287,275
  27,680,000     5.21           03/06/97          27,423,622
 101,750,000     5.23           03/13/97         100,700,477
  35,000,000     5.35           03/27/97          34,557,882
  50,000,000     5.51/(b)/      03/27/97          49,989,790
  80,000,000     5.35           03/31/97          78,941,889
 100,000,000     5.22/(b)/      04/01/97          99,981,167
  25,000,000     5.84           06/27/97          24,976,809
  50,000,000     5.51/(b)/      08/28/97          49,977,691
  65,000,000     5.50/(b)/      09/26/97          64,962,440
  50,000,000     5.50/(b)/      12/26/97          49,959,182
Student Loan Marketing Association
  75,000,000     5.41           10/02/97          74,972,733
  74,000,000     5.46           11/10/97          73,963,185
Tennessee Valley Authority
  40,000,000     5.21           01/24/97          39,866,856
  47,975,000     5.21           02/05/97          47,731,993
  47,300,000     5.21           02/06/97          47,053,567
  87,385,000    5.20-5.22       02/19/97          86,765,491
  75,000,000     5.17           02/20/97          74,461,458
  75,000,000     5.17           02/21/97          74,450,688
  60,840,000    5.26-5.31       02/25/97          60,347,412
  20,000,000     5.23           03/21/97          19,770,461
 106,885,000     5.28           03/26/97         105,568,177
  75,000,000     5.25           04/09/97          73,928,125
------------------------------------------------------------
Total Investments                             $3,300,609,972/(c)/
============================================================
/(a)/Variable rate security-base index is one of the following:
       U.S. Treasury Bill
       One or three month LIBOR
       Federal Funds
       Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio
December 31, 1996

--------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
==============================================================
Alabama--6.4%

Columbia IDB PCRB Series 1996 A for Alabama Power Co.
   (VMIG1)
$21,000,000      5.00%          01/01/97      $21,000,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 B
   (A-1/VMIG1)/(c)/
 23,500,000      5.00           01/01/97       23,500,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 C
   (A-1/VMIG1)
  4,600,000      4.65           01/01/97        4,600,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 E
   (A-1/VMIG1)
  4,900,000      5.10           01/01/97        4,900,000
Homewood RB for Samford University (Bank of Nova Scotia
   LOC) (A-1+/VMIG1)
 16,000,000      5.00           01/01/97       16,000,000
Jefferson County Sewer Revenue Warrants Series 1995 A
   (Bayerische Landesbank Girozentrale LOC)(A-1+/P-1)
 19,300,000      4.25           01/07/97       19,300,000
Mobile County IDA PCRB for M&T Chemicals (Bankers Trust
   LOC) (A1)
  3,000,000      4.13           01/01/97        3,000,000
Mobile IDA PCRB for Alabama Power Co. Series
   1993A(A-1/VMIG1)
  8,600,000      4.15           01/01/97        8,600,000
Mobile IDA PCRB for Alabama Power Co. Series
   1994(A-1/VMIG1)
  2,100,000      5.00           01/01/97        2,100,000
-----------------------------------------------------------
                                             $103,000,000
-----------------------------------------------------------
Alaska--0.2%
Valdez Marine Terminal RB for Arco, Inc. Series 1994
   C(A-1/P-1)
$ 2,600,000      3.60%          04/10/97      $ 2,600,000
-----------------------------------------------------------
Arkansas--1.2%
Crossett PCRB for Georgia Pacific Corp. Series 1991
   VRDN
   (Suntrust Bank LOC)(A-1+/AA3)
$ 9,500,000      4.15%          01/07/97      $ 9,500,000
Union County PCRB Series 1988 for Great :Lakes Chemical
   (A-1)
  9,000,000      4.21/(b)/      01/07/97        9,000,000
-----------------------------------------------------------
                                              $18,500,000
-----------------------------------------------------------
California--5.8%
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
$ 6,000,000      3.47%          01/31/97      $ 6,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 12,000,000      4.00           01/07/97       12,000,000
California Statewide Communities Development Authority
   Refunding RB Series 1995(A-1+)/(c)/
$ 9,300,000      3.90%          01/07/97      $ 9,300,000
California Statewide Communities Development Authority
   Refunding RB Series 1995A-2(A-1+)
  2,500,000      3.90           01/07/97        2,500,000
Los Angeles County MF Hsg. RB(A-1+)
  3,500,000      2.80           01/07/97        3,500,000
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty
   Trust Co./Westdeutsche Landesbank Girozentrale/Bank
   of America/Union Bank of Switzerland
   LOC)(SP-1/VMIG1)
 12,450,000      4.50           06/30/97       12,492,536
Newport Beach VRDN RB Series 1996 A(A-1+)
    600,000      5.15           01/01/97          600,000
State of California RANS Series 1996-97(SP-1+/VMIG1)
 45,800,000      4.05           01/07/97       45,800,000
-----------------------------------------------------------
                                              $92,192,536
-----------------------------------------------------------
Colorado--0.6%
State of Colorado General Fund TRANS Series 1996
   A(SP-1+)
$10,000,000      4.50%          06/27/97      $10,033,630
-----------------------------------------------------------
Connecticut--1.4%
State of Connecticut Development Authority
   PCRB(Deutsche Bank LOC)(A-1+/VMIG1)
$17,400,000      4.15%/(b)/     01/07/97      $17,400,000
State of Connecticut State 2nd Lien VRDN (Commerzbank
   Bank LOC)(A-1+/VMIG1)
  4,800,000      4.00           01/07/97        4,800,000
-----------------------------------------------------------
                                              $22,200,000
-----------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES for Georgetown
   University Series 1988 B, C and E (Bayerishe
   Landesbank Girozentrale LOC)
   (A-1+/VMIG1)
$10,900,000      4.10%          01/07/97      $10,900,000
HFA MF Hsg. for Mclean Gardens South Apartments VRDN
   (Sumitomo Bank LOC)(VMIG1)
  7,000,000      4.30           01/07/97        7,000,000
-----------------------------------------------------------
                                              $17,900,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Florida--2.8%
Dade County Water & Sewer VRDN Series 1994(A-1+/VMIG1)
$7,475,000       4.00%/(b)/     01/07/97      $ 7,475,000
Florida Local Government Pooled CP Notes (First Union
   National Bank of Florida LOC)(A-1+/P-1)
29,162,000       3.70           01/24/97       29,162,000
7,225,800        3.60           02/18/97        7,225,800
1,800,000        3.50           03/14/97        1,800,000
-----------------------------------------------------------
                                              $45,662,800
-----------------------------------------------------------
Georgia--12.0%
Albany Dougherty PCRB for Philip Morris Co. (A-1/P-1)
$17,000,000      4.15%          01/07/97      $17,000,000
Albany Dougherty PCRB Series 1991 for Georgia Power
   Co.(A-1+)
  2,120,000      4.15           01/07/97        2,120,000
Burke County Development Authority RB(A-1+/VMIG1)
  6,000,000      4.65           01/01/97        6,000,000
 29,055,000      5.00           01/01/97       29,055,000
  3,000,000      4.15           01/07/97        3,000,000
Burke County PCRB for Georgia Power Co.(A-1+/VMIG1)/(c)/
  2,900,000      5.00           01/07/97        2,900,000
 29,850,000      4.00/(b)/      01/07/97       29,850,000
  3,425,000      4.15           01/07/97        3,425,000
  6,000,000      4.15           01/07/97        6,000,000
Burke County PCRB for Georgia Power Co. Series
   1994(VMIG1)
  3,400,000      5.00           01/07/97        3,400,000
Cobb County Institute of Nuclear Operations Inc. VRDN
   for Georgia Power Co. (Suntrust Bank LOC)(Aa3)
  4,295,000      4.15           01/07/97        4,295,000
Cobb County Power Operations Inc. VRDN (Trust Company
   Bank LOC)(AA-)
  2,330,000      4.15           01/07/97        2,330,000
Columbus Hospital Authority RB for St. Francis
   Hospital(VMIG1)
  7,750,000      4.15/(b)/      01/01/97        7,750,000
DeKalb County IDA VRDN for Siemens Energy and
   Automation, Inc.(P-1)
  3,750,000      4.05           01/07/97        3,750,000
Dekalb Private Hospital Authority VRDN for Egleston
   Children's Hospital Series 1994 A (Suntrust Bank
   LOC)(VMIG1)
  1,800,000      4.05           01/07/97        1,800,000
Floyd County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  5,080,000      5.00           01/07/97        5,080,000
Fulco Hospital Authority Revenue Anticipation
   Certificates Series 1992 (Suntrust Bank LOC)(A-1+)
  4,815,000      4.15%          01/07/97        4,815,000
Georgia Municipal Gas Authority RB(A-1/VMIG1)
 22,200,000      4.00/(b)/      01/07/97       22,200,000
Heard County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  1,800,000      5.00           01/01/97        1,800,000
Henry County IDA PCRB for Georgia Pacific Corp.
   (Suntrust Bank LOC)(Aa3)
  4,000,000      4.15           01/07/97        4,000,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1985 B and C (Credit
   Suisse/Morgan Guaranty/Bayerische Landesbank
   Girozentrale LOC)(A-1+/P-1)
 12,650,000      3.55           03/06/97       12,650,000
  8,145,000      3.55           03/11/97        8,145,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1994 C (Credit
   Suisse/Morgan Guaranty/
   Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  7,000,000      3.50           03/13/97        7,000,000
Savannah Economic Development Authority PCRB VRDN for
   Savannah Electric & Power Co. (A-1/VMIG1)
  4,085,000      4.15           01/07/97        4,085,000
-----------------------------------------------------------
                                             $192,450,000
-----------------------------------------------------------
Hawaii--0.1%
Hawaii Housing Finance and Development Authority VRDN
   (FHLB LOC)(A-1+)
$ 2,200,000      2.80%          01/07/97      $ 2,200,000
-----------------------------------------------------------
Idaho--0.6%
Idaho Health Facilities for Holy Cross Health
   Systems(A-1/VMIG1)
$10,000,000      4.10%          01/07/97      $10,000,000
-----------------------------------------------------------
Illinois--3.2%
Belleville IDA for Weyerhaeuser Company Series
   1993(A-1)
$ 1,800,000      4.21%          01/07/97      $ 1,800,000
Illinois Health Facilities Authority VRDN for Central
   Dupage Hospital (Rabobank Nederland LOC)(VMIG1)
  5,000,000      5.25           01/01/97        5,000,000
Illinois Health Facilities Authority VRDN for
   Resurrection Healthcare(VMIG1)
 15,000,000      5.00           01/01/97       15,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
Illinois  (continued)
Illinois Health Facilities Authority VRDN Series 1985 D Revolving
   Fund Pooled Finance Program (First National Bank of Chicago
   LOC)(A-1/VMIG1)
$16,600,000      4.15%          01/07/97      $  16,600,000
Illinois Health Facility Authority VRDN for Elmhurst Memorial
   Hospital(VMIG1)
    100,000      5.30           01/01/97            100,000
Sauget PCRB VRDN Series 1992(P-1)
  3,300,000      4.20           01/07/97          3,300,000
Sauget PCRB VRDN Series 1993(P-1)
  9,335,000      4.20           01/07/97          9,335,000
-----------------------------------------------------------
                                              $  51,135,000
-----------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN Series 1985 C and D (Bank of
   America LOC)(VMIG1)
$ 1,180,000      4.15%          01/07/97      $   1,180,000
Fort Wayne Parkview Memorial Hospital VRDN Series 1985
   B, C & D (Fuji Bank LOC)(VMIG1)/(c)/
 16,855,000      4.15           01/07/97         16,855,000
Gary CP Notes for U.S. Steel Corp. (Bank of New York LOC)
   (A-1+/P-1)
 20,000,000      3.55           03/11/97         20,000,000
Indiana Hospital Equipment Financing Authority VRDN
   Series 1985 A (MBIA)(A-1/VMIG1)
 29,490,000      4.20           01/07/97         29,490,000
Jasper County PCRB for Nipsco Series 1994 A(A-1+/VMIG1)
  5,200,000      5.10           01/01/97          5,200,000
Schererville Economic Development VRDN Series 1983 for Avery
  International Corp. Project (Bankers Trust LOC)(Aa2)
  4,000,000      4.13           01/07/97          4,000,000
Warrick County PCRB for Aluminum Company of America Series
  1992(A-1)
  5,000,000      4.15           01/07/97          5,000,000
-----------------------------------------------------------
                                              $  81,725,000
-----------------------------------------------------------
Iowa--1.4%
Muscatine County VRDN for Monsanto Corp.(P-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Salix PCRB VRDN for Midwest Power Systems Inc.(A-1/VMIG1)/(c)/
 21,795,000      4.15           01/07/97         21,795,000
-----------------------------------------------------------
                                              $  22,795,000
-----------------------------------------------------------
Kentucky--1.7%
Calvert VRDN for Air Products and Chemicals Inc. Project(A-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Mason County Variable/Fixed Rate PCRB Pooled for East Kentucky
  Power (CFC)(A-1+/Aa3)
 13,450,000      4.15           01/07/97         13,450,000
Trimble County PCRB for Louisville Gas & Electric Series 1996 A(A-
  1+/VMIG1)
 12,500,000      3.50           03/14/97         12,500,000
-----------------------------------------------------------
                                              $  26,950,000
-----------------------------------------------------------
Louisiana--2.5%
Ascension Parish PCRB for BASF Wyandotte Corp. Series
   1985 (Bank of Tokyo LOC)(P-1)
$ 2,600,000      5.10%          01/01/97      $   2,600,000
Ascension Parish PCRB for Vulcan Materials Co. Series 1996(A-
   1+/VMIG1)
  8,200,000      4.20           01/07/97          8,200,000
Louisiana Public Facilities Authority School Health Care System
   UPDATE Series 1993(A-1+/VMIG1)
  7,700,000      3.60           01/08/97          7,700,000
Parish of Desoto PCRB Series 1991 A (Swiss Bank LOC)(A-1+/VMIG1)
  4,600,000      4.05           01/07/97          4,600,000
Parish of Iberville VRDN for Air Products and Chemicals, Inc.
   Project(A-1)
  6,200,000      4.20           01/07/97          6,200,000
Plaquemines Port RB for Teco Energy, Inc. Series 1985 B(A-1+/P-1)
  2,000,000      3.60           02/13/97          2,000,000
South Louisiana Port Commission RB for Occidental Petroleum Corp.
   Series 1996 (Wachovia Bank LOC)(P-1)
  4,400,000      4.15           01/07/97          4,400,000
West Baton Rouge Parish VRDN for Dow Chemical Co. Series 1991
   (P-1)
  4,000,000      3.55           02/10/97          4,000,000
-----------------------------------------------------------
                                              $  39,700,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996
--------------------------------------------------------------------



--------------------------------------------------------------------
Principal            Interest           Maturity           Amortized
 Amount                Rate               Date                Cost
====================================================================
Maryland--0.9%
Baltimore County Consolidated Public Improvement BANS Series
  1995(A-1+/P-1)
$10,000,000          3.55%              02/06/97     $    10,000,000
Frederick GO VRDN (Fuji Bank LOC)(A-1/VMIG1)
  4,800,000          4.25               01/07/97           4,800,000
--------------------------------------------------------------------
                                                     $    14,800,000
--------------------------------------------------------------------
Massachusetts--1.6%
Massachusetts Bay Transportation Authority Series 1996 A Notes
  (SP-1/MIG2)
$11,000,000          3.75%              02/28/97     $    11,008,115
Massachusetts Health & Education Authority RB for Harvard
  University Series I(A-1+/VMIG1)/(c)/
 13,866,000          3.90               01/07/97          13,866,000
--------------------------------------------------------------------
                                                     $    24,874,115
--------------------------------------------------------------------
Michigan--0.7%
Michigan Job Development Authority for Mazda Motor Manufacturing
  VRDN (Sumitomo Bank LOC)(VMIG1)
$11,100,000          4.25%              01/07/97     $    11,100,000
--------------------------------------------------------------------
Minnesota--1.5%
Becker PCRB for Northern States Power Co. Series 1992 A(A-1+)
$ 8,000,000          3.65%              01/16/97     $     8,000,000
  6,000,000          3.55               03/12/97           6,000,000
Becker PCRB for Northern States Power Co. Series 1993 A(A-1/VMIG1)
  4,000,000          3.55               03/12/97           4,000,000
White Bear Lake IDA for Weyerhauser Co. Series 1993(A-1)
  6,800,000          4.21               01/07/97           6,800,000
--------------------------------------------------------------------
                                                     $    24,800,000
--------------------------------------------------------------------
Mississippi--0.6%
Canton IDR for Levi Strauss Co. (Bank of America LOC)(P-1)
$10,000,000          4.15%/(b)/         01/07/97     $    10,000,000
--------------------------------------------------------------------
Missouri--1.8%
Belton RB (Texas Commerce Bank LOC)(P-1)
$ 4,025,000          4.25%              01/07/97     $     4,025,000
Kansas City Cloversett IDA MF Hsg. RB Series 1988 VRDN (Boatmen's
  Bank of Kansas City LOC)(A-1+)
  8,720,000          4.30               01/07/97           8,720,000
Missouri Health & Education Facility Authority VRDN (MBIA)(AAA)
 10,500,000          4.10               01/07/97          10,500,000
State Environmental Improvement and Energy Resources
  Authority RB for Monsanto Corporation (P-1)
$ 5,520,000          4.20%              01/07/97     $     5,520,000
--------------------------------------------------------------------
                                                     $    28,765,000
--------------------------------------------------------------------
Montana--0.3%
Forsyth PCRB for Pacificorp. Series 1988 (Industrial Bank of Japan
  LOC)(A-1/P-1)
$ 3,400,000          4.70%              01/01/97     $     3,400,000
Montana State Board of Investments VRDN Payroll Tax Bonds(VMIG1)
  1,000,000          4.00               01/07/97           1,000,000
--------------------------------------------------------------------
                                                     $     4,400,000
--------------------------------------------------------------------
Nevada--0.2%
Clark County VRDN for Nevada Airport System (MBIA)
  (A-1+/VMIG1)
$ 3,200,000          4.00%              01/07/97     $     3,200,000
--------------------------------------------------------------------
New Jersey--3.3%
New Jersey TRANS Series 1997 A(A-1+/P-1)
$48,000,000          3.50%              03/12/97     $    48,000,000
New Jersey Turnpike Authority RB Series 1991 D (FGIC)(P-1)
  5,600,000          3.75               01/07/97           5,600,000
--------------------------------------------------------------------
                                                     $    53,600,000
--------------------------------------------------------------------
New Mexico--0.2%
Farmington PCRB for Arizona Public Service Series 1994 A (Union
  Bank of Switzerland LOC)(A-1+/P-1)
$ 2,600,000          5.00%              01/01/97     $     2,600,000
--------------------------------------------------------------------
New York--12.1%
New York City GO VRDN Series 1993 B (FGIC)(A-1+/VMIG1)
$ 5,500,000          4.50%              01/01/97     $     5,500,000
New York City GO (MBIA)(VMIG1)
 19,800,000          4.15               01/07/97          19,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 60,000,000          4.50               04/15/97          60,137,770
New York City GO Series 1992 D (FGIC)
 20,000,000          3.95               01/07/97          20,000,000
New York City GO Series 1994 (Union Bank of Switzerland
  LOC)(A-1+/VMIG1)
  2,200,000          4.50               01/01/97           2,200,000
New York City GO VRDN (Dai-Ichi Kangyo Bank LOC)(A-1/VMIG1)
  2,600,000          4.50               01/01/97           2,600,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996

--------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount           Rate           Date             Cost
====================================================================
New York  (continued)
New York City GO VRDN (Norinchukin Bank LOC) (A-1+/VMIG1)
$ 7,000,000      4.50%          01/01/97      $ 7,000,000
New York City Municipal Water Finance Authority CP Notes Series 3
  (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  8,900,000      3.50           03/12/97        8,900,000
New York City Municipal Water Finance Authority Series 3 (Toronto
   Dominion Bank/Bank of Nova Scotia
   LOC)(A-1+/P-1)
  3,000,000      3.50           03/11/97        3,000,000
New York State Energy Research & Development Authority PCRB for
  New York State Electric & Gas Series 1994 D (Union Bank of Switzerland LOC)(A-1+/VMIG1)
  8,700,000      4.40           01/01/97        8,700,000
New York State Housing Finance Agency for Normandie Court
  Housing RB Series 1987 A (Fleet Bank LOC)(VMIG1)
    900,000      4.00           01/07/97          900,000
New York State Local Government Assistance Series 1995 B VRDN
  (Bank of Nova Scotia LOC)(A-1+/VMIG1)/(c)/
 19,600,000      4.00           01/07/97       19,600,000
New York State Local Government Series G VRDN (National
  Westminster Bank LOC)(A-1+/VMIG1)
  1,150,000      3.85           01/07/97        1,150,000
New York State Local Government VRDN Series 1995 F (Toronto
  Dominion Bank LOC)(A-1+/VMIG1)/(c)/
 15,000,000      4.00           01/07/97       15,000,000
New York State Triborough Bridge & Tunnel Authority VRDN
  (FGIC)(A-1+/VMIG1)
 19,300,000      4.00           01/07/97       19,300,000
--------------------------------------------------------------------
                                             $193,787,770
--------------------------------------------------------------------
North Carolina--6.0%
North Carolina Eastern Municipal Power Agency RB Series 1988 B
  (Morgan Guaranty/Union Bank of Switzerland LOC)(A-1+)
$ 2,700,000      3.70%          01/16/97      $ 2,700,000
 10,000,000      3.70           01/27/97       10,000,000
Person County PCRB for Carolina Power & Light Series 1992 A
  (A-1/P-1)
  7,000,000      4.25           01/07/97        7,000,000
Rockingham County IDA PCRB for Philip Morris Co.(A-1/P-1)
  3,960,000      4.15           01/07/97        3,960,000

North Carolina  (continued)
Wake County PCRB for Carolina Power & Light Series 1990 A & B (Fuji
Bank LOC)(A-2/P-1)
$ 7,000,000      3.75%          02/06/97      $ 7,000,000
 11,000,000      3.55           02/07/97       11,000,000
 12,100,000      3.55           02/10/97       12,100,000
 12,900,000      3.75           02/14/97       12,900,000
 29,000,000      3.75           02/18/97       29,000,000
-------------------------------------------------------------
                                              $95,660,000
-------------------------------------------------------------
Ohio--2.4%
Cleveland-Cuyahoga County Port Authority VRDN for Rock & Roll
  Hall of Fame (Credit Local de France LOC)(A-1+)
$ 9,000,000      4.05%          01/07/97      $ 9,000,000
Columbus Electric System Series 1994 RB (Union Bank of Switzerland
  LOC)(VMIG1)
 10,620,000      3.35           01/31/97       10,620,000
Franklin County Hospital RB for Holy Cross Health System Series
  1995(A-1/VMIG1)/(c)/
 18,900,000      4.10           01/07/97       18,900,000
-------------------------------------------------------------
                                              $38,520,000
-------------------------------------------------------------
Oregon--1.7%
Lane County PCRB VRDN for Weyerhaeuser Company Series 1994
   (A-1)
$ 6,500,000      4.21%          01/07/97      $ 6,500,000
Portland VRDN for Columbia Grain Inc. Project (Fuji Bank/Bank of
  Tokyo LOC)(VMIG1)
 17,650,000      4.25           01/07/97       17,650,000
State of Oregon Veteran's Welfare Series 73 H VRDN (Morgan
  Guaranty LOC)(A-1+/VMIG1)
  3,400,000      4.00           01/07/97        3,400,000
-------------------------------------------------------------
                                              $27,550,000
-------------------------------------------------------------
Pennsylvania--2.7%
Allegheny County PCRB for U.S. Steel Series 1985 (Commerzbank
  LOC)(A-1+/P-1)
$28,400,000      3.50%          03/13/97      $28,400,000
Allegheny County PCRB for U.S. Steel Series 1986 (Commerzbank
  LOC)(A-1+/P-1)
    700,000      3.50           02/06/97          700,000
Philadelphia TRANS Series 1996-97 A(SP-1/VMIG1)
 14,000,000      4.50           06/30/97       14,036,476
--------------------------------------------------------------
                                              $43,136,476
--------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount            Rate           Date            Cost
===================================================================
Puerto Rico--2.0%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$32,000,000      4.00%          07/30/97    $  32,103,040
-------------------------------------------------------------------
South Carolina--0.7%
York County Floating/Fixed Rate PCRB Pooled Series 1984-North
  Carolina Electric Membership Corp. VRDN (CFC)(A-1+/VMIG1)
$11,275,000      4.15%          01/07/97    $  11,275,000
-------------------------------------------------------------------
Texas--11.5%
Brazos Harbor IDA VRDN for Monsanto Co.(P-1)
$ 3,500,000      4.20%          01/07/97      $ 3,500,000
Brazos River Authority PCRB Series 1994 for Monsanto Co.(P-1)
  5,100,000      4.20           01/07/97        5,100,000
Brazos River Authority VRDN for Monsanto Co.(P-1)
  5,300,000      4.20           01/07/97        5,300,000
Brazos River Harbor Authority VRDN for Dow Chemical Corp. Series
  1991(A-1/P-1)
 13,500,000      3.60           01/24/97       13,500,000
Harris County Health Facilities Development Corp. UPDATE Series
  1993(A-1+/VMIG1)
  5,200,000      3.55           01/07/97        5,200,000
  5,200,000      3.50           01/29/97        5,200,000
Harris County Hospital RB for Childrens Hospital Series 1989 B-2
  (VMIG1)
  7,900,000      4.10           01/07/97        7,900,000
Harris County Toll Road VRDN Series 1994 C(A-1+/VMIG1)
 23,700,000      4.05           01/07/97       23,700,000
Nueces River IDA PCRB UPDATE for San Miguel Electric Series 1984
  (CFC)(A-1+/VMIG1)
 25,000,000      3.50           02/26/97       25,000,000
 25,700,000      3.50           03/10/97       25,700,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 18,800,000      3.50           03/12/97       18,800,000
State of Texas TRANS Series 1996(SP-1+/VMIG1)/(c)/
 25,000,000      4.75/(b)/      08/29/97       25,193,274
 20,000,000      4.75           08/29/97       20,154,620
-------------------------------------------------------------------
                                            $ 184,247,894
-------------------------------------------------------------------
Utah--0.2%
Salt Lake County PCRB for Service Station/British Petroleum Series
  1994 B(P-1)
$ 2,815,000      5.00%          01/01/97      $ 2,815,000
-------------------------------------------------------------------
Virginia--6.7%
Chesapeake PCRB for Virginia Electric & Power Series
   1985(A-1/P-1)
$22,000,000      3.60%          02/06/97      $22,000,000
Chesterfield County PCRB for Philip Morris Series 1987 A(A-1/P-1)
  5,000,000      3.55           02/06/97        5,000,000
Chesterfield County PCRB for Philip Morris Series 1992(A-1/P-1)
 14,700,000      4.15           01/07/97       14,700,000
Chesterfield County PCRB for Virginia Electric & Power Series 1985
   (A-1/P-1)
  8,000,000      3.60           02/07/97        8,000,000
  5,200,000      3.60           02/12/97        5,200,000
Chesterfield County PCRB for Virginia Electric & Power
   Series 1987 C(A-1/P-1)
  1,000,000      3.60           02/12/97        1,000,000
Louisa PCRB For Virginia Electric & Power Series 1984(A-1/P-1)
  4,000,000      3.60           02/07/97        4,000,000
  4,000,000      3.60           02/13/97        4,000,000
  3,000,000      3.60           02/14/97        3,000,000
Louisa PCRB for Virginia Electric & Power Series 1987(A-1/P-1)
  1,300,000      3.55           02/06/97        1,300,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
 20,400,000      4.10           01/07/97       20,400,000
Spotsylvania IDA for Carlisle Corporation (Suntrust Bank LOC)(AA3)
  6,500,000      4.15/(b)/      01/07/97        6,500,000
York County PCRB for Virginia Electric & Power Series 1985(A-1/P-1)
  9,400,000      3.70           01/14/97        9,400,000
  2,700,000      3.65           03/10/97        2,700,000
-------------------------------------------------------------------
                                            $ 107,200,000
-------------------------------------------------------------------
Washington--4.6%
King County Sewer Revenue BANS Series A(A-1/P-1)
$10,000,000      3.55%          03/10/97      $10,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1992(A-1+)
  1,000,000      4.21           01/07/97        1,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1993(A-1+)
  5,850,000      4.21           01/07/97        5,850,000
Port of Kalama Floating/Fixed Rate for Conagra, Inc. Series 1983
  (Morgan Guaranty Trust LOC)(AAA)
  2,230,000      4.00           01/07/97        2,230,000
Union Gap City IDA VRDN for Weyerhaeuser Project Series 1992(A-1)
  1,600,000      4.21           01/07/97        1,600,000

------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Washington  (continued)
Washington Health Care Facilities Authority VRDN Series 1996
  (Morgan Guaranty Trust LOC)(VMIG1)
$4,300,000       5.25%          01/01/97      $ 4,300,000
Washington Public Power Supply Project Electric RB Series 1993-1A
  (Bank of America LOC)(A-1+/VMIG1)
10,860,000       4.10           01/07/97       10,860,000
Washington Public Power Supply Project Electric RB Series 1993-2A
  (Bank of America LOC)(A-1/VMIG1)
11,100,000       4.10           01/07/97       11,100,000
Washington Public Power Supply System RB Series 1993-3A
   (Bank of America LOC)(A-1+/VMIG1)
15,000,000       4.10/(b)/      01/07/97       15,000,000
 3,115,000       3.95           01/07/97        3,115,000
 8,200,000       4.10           01/07/97        8,200,000
-----------------------------------------------------------
                                              $73,255,000
-----------------------------------------------------------
Wyoming--1.4%
Pacificorp PCRB VRDN for Sweetwater County Series 1990 A
   (Credit Suisse LOC)(VMIG1)
$16,200,000      4.15%          01/07/97      $16,200,000
Sweetwater County PCRB for Idaho Power Co. Series 1996 C
   (A-1+/VMIG1)
  6,100,000      5.10           01/01/97        6,100,000
-----------------------------------------------------------
                                              $22,300,000
-----------------------------------------------------------
Total Investments                          $1,749,033,261/(a)/
==========================================================


/(a)/The amount stated also represents aggregate cost for federal income tax purposes.
/(b)/When-issued securities.
/(c)/Portions of these securities are being segregated for when-issued securities.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


-----------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio

December 31, 1996

------------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
============================================================
California--96.4%
California Health Facilities Authority VRDN for Kaiser Permanente
   Series 1993 A, B & C RB(A-1+/VMIG1)
$ 2,000,000       4.00%          01/07/97       $  2,000,000
California Health Facility Finance Authority RB Series
   1990 A VRDN (Rabobank Nederland LOC)(A-1+/VMIG1)
  8,100,000       4.00           01/07/97          8,100,000
California PCRB for Pacific Gas & Electric (Banque Nationale de Paris
   LOC)(A-1+)
  4,100,000       4.80           01/01/97          4,100,000
California Pollution Control Financing Authority for Southern
   California Edison Adjustable TRB Series 1986 D(A-1/VMIG1)
  1,800,000       4.70           01/01/97          1,800,000
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
 10,000,000       3.47           01/31/97         10,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 25,500,000       4.01           01/07/97         25,500,000
California School Cash Reserves Program Authority Series 1996 A
   (MBIA)(SP-1/VMIG1)
  9,000,000       4.75           07/02/97          9,040,248
California School Cash Reserves Program Authority Series 1996 B
   (MBIA)(VMIG1)
 10,000,000       4.50           12/19/97         10,083,758
California Statewide Communities Development Authority
   for Kaiser Foundation Hospital 1995 COPS(A-1+/VMIG1)
 16,500,000       4.00           01/07/97         16,500,000
California Statewide Communities Development Authority RB Series
   1995 A (A-1+)
 13,900,000       3.90           01/07/97         13,900,000
California Statewide Communities Development Authority Series
   1995A-1(A-1+)
 14,200,000       3.90           01/07/97         14,200,000
California Statewide Communities Development Authority, Refunding
   RB Series 1995A-2(A-1+)
  5,500,000       3.90           01/07/97          5,500,000
Chula Vista RB Series 1996 A for San Diego Gas & Electric(A-
   1/VMIG1)
 11,200,000       5.10           01/01/97         11,200,000
City of Anaheim Electric RANS Tax Exempt CP
   Notes(A-1+/P-1)
  8,950,000       3.45           01/29/97          8,950,000
City of Fresno MF Hsg. Revenue Refunding Bonds Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  3,315,000       4.15           01/07/97          3,315,000
City of Irwindale IDRB Series 1984 for Toys-R-Us VRDN (Bankers
   Trust LOC)(AA2)
  2,000,000       4.13%          01/07/97          2,000,000
City of Los Angeles VRDN MF Hsg. Museum Terrace-84H (Bank of
   America LOC)(VMIG1)
  3,500,000       4.00           01/07/97          3,500,000
City of Newport Beach Floating/Fixed Rate Health Facilities Memorial
   Hospital Facility VRDN(A-1/VMIG1)
 10,750,000       5.15           01/01/97         10,750,000
City of Newport Beach VRDN RB Series 1996 A(A-1+)
  3,800,000       5.15           01/01/97          3,800,000
City of Newport Beach VRDN RB Series 1996 B(A-1+)
 23,000,000       5.15           01/01/97         23,000,000
City of San Diego VRDN MF Hsg. RB Series 1985 (Bank of
   America LOC)(VMIG1)
 15,700,000       4.05           01/07/97         15,700,000
City of San Diego MF Hsg. for Lacima Apartments VRDN (Citibank
   LOC)(VMIG1)
 13,125,000       4.05           01/07/97         13,125,000
City of San Diego MF Hsg. for Nobel Court Apartments VRDN
   (Citibank LOC)(VMIG1)
 11,555,000       4.05           01/07/97         11,555,000
Contra Costa MF Hsg. for Lakeshore Apartments VRDN(A-1+)
  4,600,000       4.05           01/07/97          4,600,000
East Bay Municipal Utility District California Water & Waste
   (A-1+/P-1)
  4,300,000       3.45           02/27/97          4,300,000
Huntington Beach City Monthly MF Hsg. VRDN Series 1985 A (Bank
   of America LOC)(VMIG1)
  7,500,000       4.00           01/31/97          7,500,000
Kings County Housing Authority MF Hsg. Refunding RB Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  2,500,000       4.15           01/07/97          2,500,000
Los Angeles County Metro Transportation Authority VRDN
   (MBIA)(SP-1+/VMIG1)
  4,595,000       4.00           01/07/97          4,595,000
Los Angeles County Metro Transportation Authority RANS Series 1996
   A(VMIG1)
 10,000,000       4.00           02/27/97         10,013,586
Los Angeles County Metro Transportation CP Notes (National
   Westminster/Union Bank of California/ABN Amro/Canadian
   Imperial Bank of Commerce/Banque Nationale de Paris LOC)
   (A-1+/P-1)
 10,000,000       3.65           01/10/97         10,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal       Interest        Maturity         Amortized
 Amount           Rate            Date             Cost
===========================================================
California  (continued)
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty Trust
   Co./Westdeutsche Landesbank Girozentrale/Bank of
   America/Union Bank of Switzerland LOC)(SP-1+/VMIG1)
$16,400,000      4.50%          06/30/97        $16,456,497
Los Angeles County, VRDN MF Hsg. for Valencia Village Series 1984 C
   (Industrial Bank of Japan Ltd. LOC)(A-1+)
 16,400,000      2.80           01/07/97         16,400,000
Los Angeles Housing Authority MF Hsg. VRDN for Canyon Country
   Villas Series 1985 H (Industrial Bank of Japan Ltd. LOC)(VMIG1)
 19,000,000      2.80           01/07/97         19,000,000
Northern California Power Agency Geothermal Project Number 3
   Adjustable Rate RB Series 1996 A (AMBAC)(A-1+/VMIG1)
  8,500,000      3.85           01/07/97          8,500,000
Orange County Apartment Development RB Issue 1984 C Seaside
  Meadow (Fuji Bank Ltd.)(A-1/VMIG1)
 24,000,000      3.95           01/07/97         24,000,000
Pomona Public Financing Authority VRDN (Sumitomo Bank LOC)
   (SP-1+)
  2,075,000      4.25           01/07/97          2,075,000
Sacramento County 1990 COP Admin-Center Courthouse Project
  VRDN (Union Bank of Switzerland LOC)(A-1+/VMIG1)
    500,000      3.75           01/07/97            500,000
San Bernardino County VRDN-Woodview Apartments Series
   1985 (Bank of America LOC)(VMIG1)
  6,500,000      4.05           01/07/97          6,500,000
San Diego County MF Hsg. for Country Hills VRDN (FNMA)
   (A-1+)
 10,300,000      4.05           01/07/97         10,300,000
San Diego IDB Series 1995 B for San Diego Gas & Electric(A-1/VMIG1)
  1,000,000      3.50           01/23/97          1,000,000
San Leandro MF Hsg. VRDN Series 1985 B- Haas Avenue
   Apartments (Bank of America LOC)(VMIG1)
  3,900,000      4.00           01/07/97          3,900,000
Southern California Metro Water District Series A CP Notes(A-1+/P-1)
  5,400,000      3.50           02/20/97          5,400,000
Southern California Metropolitan Water District Revenue
   Refunding Bonds Series 1996 A (AMBAC)(A-1+/VMIG1)
  4,500,000      4.00           01/07/97          4,500,000
Southern California Public Power Authority 1991 Subordinated
  Revenue Refunding Bonds (AMBAC)(A-1+/VMIG1)
  9,100,000      3.90           01/07/97          9,100,000
Southern California Public Power Authority Power
   Project RB Series 1996 B (AMBAC)(A-1+/VMIG1)
  7,500,000      3.90           01/07/97          7,500,000
Southern California Public Power Authority Power
   Project RB Series 1996 C (AMBAC)(A-1+/VMIG1)
 10,000,000      3.90           01/07/97         10,000,000
Triunfo Sanitation District VRDN Refunding RB Series 1994 (Banque
   Nationale de Paris LOC)(A-1+)
  3,700,000      4.20           01/07/97          3,700,000
Tulare-Porterville Schools Finance Authority COPS (Union Bank of
  California LOC)(VMIG1)
  4,935,000      4.30           01/07/97          4,935,000
-----------------------------------------------------------
                                               $424,894,089
-----------------------------------------------------------
Puerto Rico--3.2%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$14,000,000      4.00%          07/30/97        $14,045,081
-----------------------------------------------------------
Total Investments                              $438,939,170/(a)/
===========================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount            Rate            Date            Cost
===========================================================
New York--94.2%
City of Yonkers IDA RB for Consumers (Industrial Bank
   of Japan LOC)(VMIG1)
$2,700,000       3.90%           01/07/97       $2,700,000
City of Yonkers IDA Series 1991 Civic Facility RB
   (Industrial Bank of Japan LOC)(VMIG1)
 2,900,000       3.90            01/07/97        2,900,000
Great Neck North Water Authority Water System RB Series
   1993 A VRDN (FGIC)(A-1+/VMIG1)
 3,800,000       4.00            01/07/97        3,800,000
IDA Civic Facility RB Cold Spring Harbor Labs Series
   1989 VRDN (Morgan Guaranty Trust LOC)(A-1+)
 2,200,000       4.90            01/01/97        2,200,000
Metropolitan Museum of Art Variable Rate Interest
   Bonds(AA/AA)
 1,500,000       4.00            01/07/97        1,500,000
Metropolitan Transportation Authority Commuter Facility
   VRDN Series 1991 (National Westminster/Morgan
   Guaranty/Industrial Bank of Japan/Sumitomo Bank/J.P.
   Morgan/Bank of Tokyo LOC)(A-1+/VMIG1)
 3,400,000       4.05            01/07/97        3,400,000
Nassau County TANS Series 1996 B(SP-1+)
 3,500,000       4.25            08/29/97        3,515,754
New York City GO Bonds (Sumitomo Bank LOC)(A-1/VMIG1)
   800,000       5.00            01/01/97          800,000
New York City GO Fiscal 1995 Series B-6
   (MBIA)(A-1+/VMIG1)
 3,900,000       5.10            01/01/97        3,900,000
 1,250,000       5.10            01/01/97        1,250,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 4,000,000       4.50            04/15/97        4,009,256
New York City IDA - Civic Facility RB 1989 National
   Audubon Society, Inc. (Swiss Bank Corp. LOC)(A-1+)
 4,000,000       4.80            01/01/97        4,000,000
New York City IDA for Columbia Grammar Prep School VRDN
   (Chemical Bank LOC)(A-1+)
 2,500,000       4.15            01/07/97        2,500,000
New York City Municipal Water Finance Authority CP
   Series 1 (Canadian Imperial Bank of Commerce
   LOC)(P-1)
 6,900,000       3.55            01/16/97        6,900,000
New York City Municipal Water Finance Authority Series
   3 (Toronto Dominion Bank/Bank of Nova Scotia
   LOC)(P-1)
 2,500,000       3.50            03/11/97        2,500,000
New York City Trust for Cultural Resources American
   Museum of Natural History Adjustable Rate TRB VRDN
   (MBIA)(VMIG1)
$3,200,000       3.80%           01/07/97       $3,200,000
New York State Dormitory Authority RB Series 1990 B for
   Cornell University VRDN(VMIG1)
 4,700,000       4.80            01/01/97        4,700,000
New York State Energy Research & Development Authority
   For Long Island Lighting Co. VRDN (Toronto Dominion
   Bank LOC) (A-1+/P-1)
 3,000,000       4.05            01/07/97        3,000,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 B
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 7,800,000       5.00            01/01/97        7,800,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 D
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 3,600,000       4.40            01/01/97        3,600,000
New York State Energy Research & Development Authority
   PCRB for Rochester Gas & Electric Series 1984
   (Credit Suisse LOC)(P-1)
 2,100,000       3.40            01/31/97        2,100,000
New York State Energy Research & Development Authority
   PCRB Series A & B - Central Hudson Gas & Electric
   VRDN (Deutsche Bank LOC)(AA2)
 1,300,000       3.90            01/07/97        1,300,000
New York State Energy Research & Development Authority
   for Orange and Rockland Utilities Series 1995 A VRDN
   (AMBAC)(A-1+/VMIG1)
 5,000,000       3.80            01/07/97        5,000,000
New York State GO BANS Series R(A-1/P-1)
 4,500,000       3.55            02/25/97        4,500,000
New York State GO BANS Series T(A-1/P-1)
 3,500,000       3.55            02/24/97        3,500,000
New York State Housing Finance Agency for Normandie
   Court Housing RB Series 1987 A (Fleet Bank
   LOC)(VMIG1)
 5,100,000       4.00            01/07/97        5,100,000
New York State Local Government Assistance Series 1995
   B VRDN (Bank of Nova Scotia LOC)(A-1+/VMIG1)
 1,700,000       4.00            01/07/97        1,700,000
New York State Local Government Series C VRDN
   (Landesbank Hessen-Thueringen Girozentrale
   LOC)(A-1+/VMIG1)
 7,000,000       4.00            01/07/97        7,000,000

----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount           Rate            Date             Cost
===========================================================
New York (continued)
New York State Local Government Series G VRDN (National
   Westminster Bank LOC)(A-1+/VMIG1)
$700,000         3.85%           01/07/97     $    700,000
New York State Medical Care Facility Financing Agency
   for Children's Hospital of Buffalo RB Series 1991 A
   (Barclays Bank LOC)(VMIG1)
 1,900,000       4.20            01/07/97        1,900,000
New York State Triborough Bridge & Tunnel Authority
   VRDN (FGIC)(A-1+/VMIG1)
 4,700,000       4.00            01/07/97        4,700,000
Oswego County IDA PCRB Series 1992 for Philip
   Morris(A-1/P-1)
 1,000,000       4.15            01/07/97        1,000,000
Syracuse University IDA VRDN (Morgan Guaranty
   LOC)(AA+/A-1 /VMIG1)
 1,200,000       4.80            01/01/97        1,200,000
-----------------------------------------------------------
                                              $107,875,010
-----------------------------------------------------------
Puerto Rico--5.7%
Commonwealth of Puerto Rico RANS Series 1997
   A(SP-1+/VMIG1)
$3,500,000       4.00%           07/30/97     $  3,511,271
Puerto Rico Government Development Bank VRDN (Credit
   Suisse LOC)(A-1/VMIG1)
 1,000,000       3.75            01/07/97        1,000,000
Puerto Rico Medical and Environmental PCRB Series 1983
   A for Key Pharmaceuticals Inc. (Morgan Guaranty LOC)
 2,000,000       3.75            12/01/97        2,000,000
-----------------------------------------------------------
                                              $  6,511,271
-----------------------------------------------------------
Total Investments                             $114,386,281/(a)/
===========================================================
/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


Investment Abbreviations:
ACES         --Adjustable Convertible Extendible
               Securities
AMBAC        --Insured by American Municipal Bond
               Assurance Corp.
BANS         --Bond Anticipation Notes
CFC          --Unconditionally Guaranteed by
               Cooperative Finance Corp.
COPS         --Certificates of Particication
CP           --Commercial Paper
FGIC         --Insured by Financial Guaranty
               Insurance Co.
FNMA         --Federal National Mortgage
               Association
GO           --General Obligation
HFA          --Health Facility Authority
IDA          --Industrial Development Authority
IDB          --Industrial Development Bond
IDR          --Industrial Development Revenue Bond
LOC          --Letter of Credit
MBIA         --Insured by Municipal Bond Investors
               Assurance
MF Hsg.      --Multi-Family Housing
PCRB         --Pollution Control Revenue Bond
RANS         --Revenue Anticipation Notes
RB           --Revenue Bond
TANS         --Tax Anticipation Notes
TECP         --Tax Exempt Commercial Paper
TRANS        --Tax Revenue Anticipation Notes
TRB          --Tender Revenue Bond
UPDATE       --Unit Priced Daily Adjustable
               Tax-Exempt Security
VRDN         --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


-------------------------------------     --------------------------------------







                     [This page intentionally left blank]





--------------------------------------     -------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

                                                                             ILA             ILA
                                                                            Prime           Money             ILA
                                                                          Obligations       Market         Government
                                                                           Portfolio       Portfolio       Portfolio
                                                                          ==============================================
Assets:
Investments in securities, at value based on amortized cost              $1,266,243,902   $ 990,797,391    $ 827,240,879
Interest receivable                                                           3,701,956       3,538,130        1,378,983
Cash                                                                            143,480         128,908          152,717
Other assets                                                                     18,680          33,706           48,509
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                          1,270,108,018     994,498,135      828,821,088
------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investment securities purchased                                          --              --               --
Dividends payable                                                             5,999,306       4,784,617        3,427,645
Accrued expenses and other liabilities                                          530,616         513,611          459,492
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         6,529,922       5,298,228        3,887,137
------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                           1,263,578,517     989,199,498      824,862,428
Accumulated undistributed net investment income                                      --              --               --
Accumulated undistributed net realized gain (loss) on investment
   transactions                                                                   (421)             409           71,523
------------------------------------------------------------------------------------------------------------------------
    Net assets                                                           $1,263,578,096   $ 989,199,907      824,933,951
========================================================================================================================
Net asset value, offering and redemption price per unit
   (net assets/units outstanding)                                        $         1.00   $        1.00    $        1.00
========================================================================================================================
Units Outstanding:
ILA units                                                                 1,154,745,689     703,096,586      694,604,345
ILA Administration units                                                     23,775,858     257,258,398       36,044,854
ILA Service units                                                            84,710,642      28,844,514       94,213,229
ILA B units                                                                     346,328              --               --
------------------------------------------------------------------------------------------------------------------------
    Total units of beneficial interest outstanding, $.001 par value
       (unlimited number of units authorized)                             1,263,578,517     989,199,498      824,862,428
========================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
      ILA              ILA                              ILA              ILA            ILA
    Treasury         Treasury            ILA         Tax-Exempt       Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal       Diversified      California      New York
    Portfolio        Portfolio        Portfolio       Portfolio        Portfolio      Portfolio
================================================================================================
 $ 810,267,968   $1,221,566,240   $3,300,609,972   $1,749,033,261   $438,939,170    $114,386,281
       532,015       14,004,604        4,477,173        7,404,080      2,433,885         404,538
        99,319          148,266          365,400        1,862,438        599,385          41,299
           775           10,026          125,725            8,601          8,650              --
------------------------------------------------------------------------------------------------
   810,900,077    1,235,729,136    3,305,578,270    1,758,308,380    441,981,090     114,832,118
------------------------------------------------------------------------------------------------

            --               --               --      150,828,428             --              --
     3,404,801        4,597,910       13,642,248        4,524,992      1,168,073         274,842
       428,726          525,543        1,305,746          494,147        194,663          62,795
------------------------------------------------------------------------------------------------
     3,833,527        5,123,453       14,947,994      155,847,567      1,362,736         337,637
------------------------------------------------------------------------------------------------

 $ 807,035,766    1,230,590,333    3,290,699,109    1,602,342,561    440,637,879     114,499,366
            --               --               --          362,642         10,495           1,634

        30,784           15,350          (68,833)        (244,390)       (30,020)         (6,519)
------------------------------------------------------------------------------------------------
 $ 807,066,550   $1,230,605,683   $3,290,630,276   $1,602,460,813   $440,618,354    $114,494,481
================================================================================================

 $        1.00    $        1.00   $         1.00   $         1.00   $       1.00   $        1.00
================================================================================================

   574,608,995      708,990,271    2,303,703,731    1,514,523,522    440,495,857      70,178,026
   108,916,431      137,701,171      794,578,398       59,097,259        142,022      44,321,340
   123,510,340      383,898,891      192,416,980       28,918,372             --              --
            --               --               --               --             --              --
------------------------------------------------------------------------------------------------

   807,035,766    1,230,590,333    3,290,699,109    1,602,539,153    440,637,879     114,499,366
================================================================================================


------------------------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

------------------------------------------------------------------------------


                                                                                ILA            ILA
                                                                               Prime          Money           ILA
                                                                             Obligations      Market       Government
                                                                             Portfolio       Portfolio     Portfolio
                                                                             =========================================
Investment income:
Interest income                                                             $81,770,923    $54,320,799    $39,035,321
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       5,185,990      3,447,586      2,509,206
Transfer agent fees                                                             592,685        394,010        286,766
Custodian fees                                                                  289,863        203,454        157,058
Professional fees                                                                43,453         28,965         22,465
Trustees' fees                                                                   19,256         10,622          9,356
Other                                                                           178,787        197,862        186,415
----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                            6,310,034      4,282,499      3,171,266
    Less--Expenses reimbursable and fees waived by Goldman Sachs               (234,432)      (736,102)      (231,536)
----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                              6,075,602      3,546,397      2,939,730
    Administration unit fees                                                     65,534        316,155         63,048
    Service unit fees                                                           494,274        128,313        352,931
----------------------------------------------------------------------------------------------------------------------
    Net expenses and unit fees                                                6,635,410      3,990,865      3,355,709
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                        75,135,513     50,329,934     35,679,612
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                              72,405         72,865         62,662
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $75,207,918    $50,402,799    $35,742,274
======================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     ILA            ILA                            ILA             ILA           ILA
   Treasury       Treasury          ILA         Tax-Exempt      Tax-Exempt    Tax-Exempt
  Obligations    Instruments      Federal       Diversified     California     New York
   Portfolio      Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
=========================================================================================
$48,666,691     $53,608,537    $146,327,912    $54,107,112    $13,695,668     $3,421,539
 ----------------------------------------------------------------------------------------
  3,157,511       3,629,131       9,496,253      5,391,039      1,410,751        359,201
    360,858         414,758       1,085,286        616,119        161,229         41,051
    197,650         167,744         459,900        135,944         45,236         21,336
     27,555          34,247          77,027         42,553         13,995          6,322
     11,552          12,842          34,394         17,650          4,574          1,215
    157,226         213,340         423,802        136,197         38,866          7,681
-----------------------------------------------------------------------------------------

  3,912,352       4,472,062      11,576,662      6,339,502      1,674,651        436,806
   (212,886)     (2,294,583)     (4,522,286)    (1,564,664)       (22,092)      (108,395)
 ----------------------------------------------------------------------------------------
  3,699,466       2,177,479       7,054,376      4,774,838      1,652,559        328,411
    145,201         145,441         906,321         73,660            262         39,843
    579,790       1,266,586         562,023        130,158             --             --
-----------------------------------------------------------------------------------------
  4,424,457       3,589,506       8,522,720      4,978,656      1,652,821        368,254
-----------------------------------------------------------------------------------------
 44,242,234      50,019,031     137,805,192     49,128,456     12,042,847      3,053,285
-----------------------------------------------------------------------------------------
    195,578         416,602          (4,477)       (12,968)            15         (4,539)
-----------------------------------------------------------------------------------------
$44,437,812     $50,435,633    $137,800,715    $49,115,488    $12,042,862     $3,048,746
=========================================================================================


--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996


--------------------------------------------------------------------------------

                                                                           ILA                ILA
                                                                          Prime              Money            ILA
                                                                       Obligations           Market       Government
                                                                        Portfolio          Portfolio       Portfolio
                                                                      ================================================
From Operations:
Net investment income                                                 $   75,135,513     $ 50,329,934    $ 35,679,612
Net realized gain(loss) on investment transactions                            72,405           72,865          62,662
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                  75,207,918       50,402,799      35,742,274
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (67,076,054)     (38,261,044)    (29,556,990)
   ILA Administration units                                               (2,206,827)     (10,545,315)     (2,048,010)
   ILA Service units                                                      (5,850,540)      (1,523,575)     (4,074,612)
   ILA B units                                                                (2,092)              --              --
Net realized gain on investment transactions
   ILA units                                                                 (65,059)         (54,983)        (38,029)
   ILA Administration units                                                   (2,127)         (15,267)         (2,635)
   ILA Service units                                                          (5,640)          (2,206)         (5,242)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                   (75,208,339)     (50,402,390)    (35,725,518)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
 Proceeds from sales of units                                          9,633,671,566    8,281,604,075   5,115,245,365
 Reinvestment of dividends and distributions                              40,414,429       38,191,105      17,312,306
 Cost of units repurchased                                            (9,962,009,233)  (8,092,253,028) (5,011,078,568)
----------------------------------------------------------------------------------------------------------------------
    Increase(decrease) in net assets resulting from unit transactions   (287,923,238)     227,542,152     121,479,103
----------------------------------------------------------------------------------------------------------------------
    Total increase(decrease)                                            (287,923,659)     227,542,561     121,495,859
Net Assets:
Beginning of year                                                      1,551,501,755      761,657,346     703,438,092
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,263,578,096   $  989,199,907   $ 824,933,951
======================================================================================================================
Accumulated undistributed net investment income                                   --               --              --
======================================================================================================================
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                          8,756,241,159    5,161,953,773   4,490,979,392
   Reinvestment of dividends and distributions                            36,833,028       30,348,683      13,978,786
   Units repurchased                                                  (8,899,537,496)   (5,063,361,34) (4,380,790,567)
----------------------------------------------------------------------------------------------------------------------
                                                                        (106,463,309)     128,941,113     124,167,611
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            318,656,203    2,902,067,359     220,574,807
   Reinvestment of dividends and distributions                             1,520,549        7,510,848         283,223
   Units repurchased                                                    (359,456,201)  (2,816,742,074)   (232,371,387)
----------------------------------------------------------------------------------------------------------------------
                                                                         (39,279,449)      92,836,133     (11,513,357)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            558,266,701      217,582,943     403,691,166
   Reinvestment of dividends and distributions                             2,060,072          331,574       3,050,297
   Units repurchased                                                    (702,853,581)    (212,149,611)   (397,916,614)
----------------------------------------------------------------------------------------------------------------------
                                                                        (142,526,808)       5,764,906       8,824,849
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (288,269,566)*    227,542,152     121,479,103
======================================================================================================================

* In addition, ILA B units had sales, reinvestments of dividends and distributions and repurchases of 507,503, 780 and 161,955 units, respectively, for a net increase of 346,328 units.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------
      ILA               ILA                                ILA               ILA              ILA
    Treasury         Treasury            ILA           Tax-Exempt        Tax-Exempt       Tax-Exempt
  Obligations       Instruments        Federal         Diversified       California        New York
   Portfolio         Portfolio        Portfolio         Portfolio         Portfolio        Portfolio
=========================================================================================================

 $  44,242,234     $  50,019,031    $ 137,805,192     $  49,128,456     $ 12,042,847     $  3,053,285
       195,578           416,602           (4,477)          (12,968)              15           (4,539)
------------------------------------------------------------------------------------------------------
    44,437,812        50,435,633      137,800,715        49,115,488       12,042,862        3,048,746
------------------------------------------------------------------------------------------------------


   (32,818,890)      (30,911,761)    (101,011,206)      (46,819,418)     (12,036,826)      (2,289,010)
    (4,742,767)       (4,651,770)     (30,041,532)       (1,375,597)          (6,021)        (764,275)
    (6,680,577)      (14,455,500)      (6,752,454)         (933,441)              --               --
            --                --               --                --               --               --

      (124,367)         (251,459)              --                --               --               --
       (17,973)          (37,841)              --                --               --               --
       (25,316)         (117,591)              --                --               --               --
------------------------------------------------------------------------------------------------------
   (44,409,890)      (50,425,922)    (137,805,192)      (49,128,456)     (12,042,847)      (3,053,285)
------------------------------------------------------------------------------------------------------

 5,362,879,167     5,282,794,697   15,965,974,823     9,518,523,372    2,958,021,573      648,758,829
    13,347,956        20,444,542       79,358,869        35,078,864       11,445,149        2,949,980
(5,492,732,128)   (4,850,904,367) (15,106,127,095)   (9,392,133,030)  (2,875,637,134)    (654,470,394)
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
------------------------------------------------------------------------------------------------------
  (116,477,083)      452,344,583      939,202,120       161,456,238       93,829,603       (2,766,124)

   923,543,633       778,261,100    2,351,428,156     1,441,004,575      346,788,751      117,260,605
------------------------------------------------------------------------------------------------------
 $ 807,066,550    $1,230,605,683   $3,290,630,276    $1,602,460,813   $  440,618,354     $114,494,481
=======================================================================================================
            --                 --              --    $      362,642   $       10,495     $      1,634
=======================================================================================================

 3,696,243,017     3,783,423,031   11,171,686,790     9,264,641,627    2,957,305,487      340,781,821
    11,811,603        19,300,481       66,486,820        34,471,658       11,444,982        2,236,468
(3,844,547,762)   (3,680,022,103) (10,666,427,699)   (9,127,243,309)  (2,875,001,835)    (363,376,230)
------------------------------------------------------------------------------------------------------
  (136,493,142)      122,701,409      571,745,911       171,869,976       93,748,634      (20,357,941)
------------------------------------------------------------------------------------------------------

   659,581,577       470,006,128    3,606,492,816       142,908,870          716,086      307,977,008
       855,243         1,082,829       11,506,068           298,114              167          713,512
  (644,240,509)     (402,096,387)  (3,340,378,274)     (132,882,806)        (635,299)    (291,094,164)
------------------------------------------------------------------------------------------------------
    16,196,311        68,992,570      277,620,610        10,324,178           80,954       17,596,356
------------------------------------------------------------------------------------------------------

 1,007,054,573     1,029,365,538    1,187,795,217       110,972,875               --               --
       681,110            61,232        1,365,981           309,092               --               --
(1,003,943,857)     (768,785,877)  (1,099,321,122)     (132,006,915)              --               --
------------------------------------------------------------------------------------------------------
     3,791,826       260,640,893       89,840,076       (20,724,948)              --               --
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
=======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                           ILA              ILA
                                                                          Prime            Money             ILA
                                                                        Obligations        Market        Government
                                                                         Portfolio        Portfolio       Portfolio
                                                                        ----------------------------------------------
From Operations:
Net investment income                                                 $  107,583,870   $  49,478,386    $  51,830,087
Net realized gain (loss) on investment transactions                           14,828          23,170          168,758
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                 107,598,698      49,501,556       51,998,845
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (90,145,210)     (39,853,826)    (42,814,965)
   ILA Administration units                                               (5,198,674)      (8,266,526)     (3,434,653)
   ILA Service units                                                     (12,239,986)      (1,358,034)     (5,580,469)
Net realized gain on investment transactions
   ILA units                                                                 (12,607)         (18,166)       (138,212)
   ILA Administration units                                                     (741)          (4,378)        (12,197)
   ILA Service units                                                          (1,480)            (626)        (17,502)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                  (107,598,698)    (49,501,556 )    (51,997,998)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
Proceeds from sales of units                                          12,338,624,975   6,865,371,082    6,147,457,376
Reinvestment of dividends and distributions                               46,658,797      34,033,174       18,869,484
Cost of units repurchased                                            (13,117,315,317)  6,864,945,994)  (6,596,822,965)
----------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets resulting from unit
       transactions                                                     (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                           (732,031,545)     34,458,262     (430,495,258)
Net Assets:
Beginning of year                                                      2,283,533,300     727,199,084    1,133,933,350
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,551,501,755   $ 761,657,346    $ 703,438,092
----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                   --              --               --
----------------------------------------------------------------------------------------------------------------------
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                         10,673,706,881    5,167,984,860   5,286,093,615
   Reinvestment of dividends and distributions                            43,663,215       30,173,260      14,307,877
   Units repurchased                                                 (11,419,966,319)  (5,183,472,607) (5,611,448,715)
----------------------------------------------------------------------------------------------------------------------
                                                                        (702,596,223)      14,685,513    (311,047,223)
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            801,545,537    1,503,847,493     385,128,154
   Reinvestment of dividends and distributions                             1,574,573        3,545,805         410,476
   Units repurchased                                                    (889,335,631)  (1,488,837,741)   (433,455,523)
----------------------------------------------------------------------------------------------------------------------
                                                                         (86,215,521)      18,555,557     (47,916,893)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            863,372,557      193,538,729     476,235,607
   Reinvestment of dividends and distributions                             1,421,009          314,109       4,151,131
   Units repurchased                                                    (808,013,367)    (192,635,646)   (551,918,727)
----------------------------------------------------------------------------------------------------------------------
                                                                          56,780,199        1,217,192     (71,531,989)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
      ILA               ILA                                  ILA              ILA              ILA
    Treasury          Treasury              ILA           Tax-Exempt       Tax-Exempt       Tax-Exempt
   Obligations       Instruments          Federal         Diversified      California        New York
    Portfolio         Portfolio          Portfolio         Portfolio        Portfolio        Portfolio
======================================================================================================
 $  49,882,996     $  39,027,924    $  127,991,600     $  55,137,781    $  10,292,899     $  3,354,557
       634,764           426,028           (11,971)          (38,116)          (4,501)              --
------------------------------------------------------------------------------------------------------
    50,517,760        39,453,952       127,979,629        55,099,665       10,288,398        3,354,557
------------------------------------------------------------------------------------------------------


   (37,834,730)      (31,147,754)      (98,487,540)      (50,915,901)     (10,279,510)      (2,746,431)
    (5,921,841)       (3,930,340)      (26,181,728)       (2,430,414)         (13,389)        (608,126)
    (6,116,634)       (3,949,830)       (3,322,332)       (1,791,466)              --               --

      (474,791)         (338,176)               --                --               --               --
       (76,052)          (43,832)               --                --               --               --
       (81,059)          (43,878)               --                --               --               --
------------------------------------------------------------------------------------------------------
   (50,505,107)      (39,453,810)     (127,991,600)      (55,137,781)     (10,292,899)      (3,354,557)
------------------------------------------------------------------------------------------------------

 5,295,765,985     4,545,981,787    12,879,366,733     9,669,281,502    2,111,844,558      637,393,901
    14,985,214        18,329,605        59,359,416        35,116,542        9,384,940        3,009,869
 (5,307,633,793)  (4,472,240,590)  (12,558,288,438)   (9,832,589,904)  (2,002,625,120)    (646,630,502)
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
------------------------------------------------------------------------------------------------------
     3,130,059        92,070,944       380,425,740      (128,229,976)     118,599,877       (6,226,732)

   920,413,574       686,190,156     1,971,002,416     1,569,234,551      228,188,874      123,487,337
------------------------------------------------------------------------------------------------------
 $ 923,543,633     $ 778,261,100    $2,351,428,156    $1,441,004,575    $ 346,788,751     $117,260,605
======================================================================================================
            --                --                --    $      362,642    $      10,495     $      1,634
======================================================================================================


 4,098,618,029     3,716,958,431     9,845,256,084     9,311,743,687    2,111,311,145      412,445,304
    12,443,257        17,215,281        53,443,869        34,419,501        9,375,255        2,397,973
(4,113,675,854)   (3,695,227,116)   (9,792,323,613)   (9,438,508,967)  (2,001,353,653)    (408,825,174)
------------------------------------------------------------------------------------------------------
    (2,614,568)       38,946,596       106,376,340       (92,345,779)     119,332,747        6,018,103
------------------------------------------------------------------------------------------------------

   852,080,094       450,755,034     2,431,546,258       230,975,117          533,413      224,948,597
     2,541,957         1,065,347         5,373,341           522,467            9,685          611,896
  (859,607,724)     (447,499,474)   (2,249,895,904)     (280,499,429)      (1,271,467)    (237,805,328)
------------------------------------------------------------------------------------------------------
    (4,985,673)        4,320,907       187,023,695       (49,001,845)        (728,369)     (12,244,835)
------------------------------------------------------------------------------------------------------

   345,067,862       378,268,322       602,564,391       126,562,698               --               --
            --            48,977           542,206           174,574               --               --
  (334,350,215)     (329,514,000)     (516,068,921)     (113,581,508)              --               --
------------------------------------------------------------------------------------------------------
    10,717,647        48,803,299        87,037,676        13,155,764               --               --
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996




--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Goldman Sachs--Institutional Liquid Assets Portfolios ("ILA"). The Trust is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York. All of the portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. ILA offers three classes of units for each of its portfolios: ILA units, ILA Administration units and ILA Service units. In addition, Prime Obligations offers ILA B units. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by ILA. The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
ILA uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.


C.  Federal Taxes--
    ---------------
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to its unitholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At December 31, 1996, ILA's tax year end, the following portfolios had capital loss carryforwards for U.S. Federal tax purposes of approximately:

                                                Years of
        Portfolio                Amount        Expiration
        ---------                ------        ----------
Federal                         $  72,000     2000 to 2004
Tax-Exempt Diversified            244,000     1997 to 2004
Tax-Exempt California              30,000     1999 to 2003
Tax-Exempt New York                 7,000     1999 to 2004

These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

D.  Expenses--
--------------
Expenses incurred by ILA which do not specifically relate to an individual portfolio of ILA are allocated to the portfolios based on each portfolio's relative average net assets for the period.
   Unitholders of ILA Administration, ILA Service and ILA B units bear all expenses and fees paid to service and distribution organizations for their services with respect to such units as well as other expenses (subject to expense limitations) which are directly attributable to such units.

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31,1996
--------------------------------------------------------------------------------
3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement. Under the Advisory Agreement, GSAM, subject to general supervision of the Trust's Board of Trustees, manages the portfolios and provides for the administration of ILA's other affairs. As compensation for the services rendered under the Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .35% of each portfolio's average daily net assets. For the year ended December 31, 1996 and until further notice, GSAM has agreed to waive advisory fees of .05%, .20%, .15%, .10% and .09% for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively.
   Goldman Sachs also serves as ILA's transfer agent under a Transfer Agency Agreement for a fee. In addition, Goldman Sachs acts as ILA's distributor under a Distribution Agreement for which it receives no compensation. Amounts due to Goldman Sachs are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
   GSAM has voluntarily agreed that if the sum of a portfolio's expenses (including the advisory fee, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, administration, authorized dealer service, distribution and service plan fees and other extraordinary expenses) exceeds on an annualized basis .41% of such portfolio's net assets, the portfolio will be reimbursed in the amount of such excess monthly.
   In addition, GSAM has voluntarily agreed to reimburse the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios to the extent that each portfolio's expenses, as defined above, exceed .36%, .21%, .26%, .31% and .32%, respectively, of the average net assets per annum. Amounts due from Goldman Sachs at December 31, 1996 are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
   The ILA B units of Prime Obligations Portfolio have adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee for distribution services equal, on an annual basis, up to .75% of ILA B units average daily net assets.
   The ILA B units of Prime Obligations Portfolio have adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. ILA B units pay a fee under this Service Plan equal, on an annual basis, up to .25% of ILA Class B's average daily net assets.
   The chart below outlines the fee waivers and expense reimbursements for the year ended December 31, 1996 and amounts owed to and due from Goldman Sachs at December 31, 1996 (in thousands):

-------------------------------------------------------------------------------

                                                       Due to
                                                       Goldman
                                                        Sachs         Amounts
                   Adviser    Expense                 for Adviser/    due from
                     Fee     Reimburse-                Transfer       Goldman
 Fund              Waived      ments         Total     Agent Fees     Sachs
================================================================================
 Prime
  Obligations
  Portfolio         $--         $234          $234         $462          $18
--------------------------------------------------------------------------------
 Money
  Market
  Portfolio          493         243           736          318           34
--------------------------------------------------------------------------------
 Government
  Portfolio           --         232           232          265           45
--------------------------------------------------------------------------------
 Treasury
  Obligations
  Portfolio           --         213           213          267           --
--------------------------------------------------------------------------------
 Treasury
  Instruments
  Portfolio        2,074         221         2,295          180           10
--------------------------------------------------------------------------------
 Federal
  Portfolio        4,070         452         4,522          648          126
--------------------------------------------------------------------------------
 Tax-Exempt
  Diversified
  Portfolio        1,540          25         1,565          399           --
--------------------------------------------------------------------------------
 Tax-Exempt
  California
  Portfolio           --          22            22          147           --
-------------------------------------------------------------------------------
 Tax-Exempt
  New York
  Portfolio           92          16           108           26           --
-------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1996

--------------------------------------------------------------------------------
4.  Administration and Service Plans
ILA has adopted Administration and Service Plans. These plans allow for ILA Administration units and ILA Service units, respectively, to compensate service organizations for providing varying levels of account administration and unitholder liaison services to their customers who are beneficial owners of such units. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .15% and .40% (on an annualized basis), respectively, of the average daily net asset value of the respective units.

5.   Line of Credit Facility
ILA participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended
December 31, 1996, ILA did not have any borrowings under this facility.

6.  Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by the custodian.

7.  Joint Repurchase Agreement Accounts
The ILA Portfolios, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   As of December 31, 1996, the Prime Obligations, Money Market, Government and Treasury Obligations Portfolios had investments in the following joint account of $21,400,000, $77,200,000, $305,000,000 and $327,900,000 in principal amount, respectively. As of December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:


Principal       Interest       Maturity        Amortized
Amount            Rate           Date            Cost

================================================================================
Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$200,000,000      5.50%         01/02/97     $ 200,000,000
Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000     6.65          01/02/97     1,000,000,000
Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000       6.25          01/02/97       100,000,000
Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
    U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000     6.75          01/02/97     1,200,000,000
Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933
   (U.S. Treasury Notes: $129,531,177, 4.75%-8.88%,01/15/97-08/15/03; U.S.
    Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000       6.00          01/02/97        140,800,000
Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
    Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
    Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000       6.75          01/02/97        400,000,000

-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account     $3,040,800,000

================================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations which include the following: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.
--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

--------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ===================================
                                                                   Net
                                        Net asset               realized        Total                       Net asset
                                        value at      Net        gain on     income from                    value at
                                        beginning  investment   investment    investment    Distributions      end      Total
                                        of period    income    transactions   operations   to unitholders   of period  return/(a)/
                                        ==========================================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................     $1.00      $0.0511     --            $0.0511        $(0.0511)        $1.00     5.22%
1996-ILA Administration units .......      1.00       0.0497     --             0.0497         (0.0497)         1.00     5.06
1996-ILA Service units ..............      1.00       0.0474     --             0.0474         (0.0474)         1.00     4.80
1996-ILA B units/(b)/................      1.00       0.0262     --             0.0262         (0.0262)         1.00     3.97/(d)/

1995-ILA units ......................      1.00       0.0566     --             0.0566         (0.0566)         1.00     5.79
1995-ILA Administration units .......      1.00       0.0551     --             0.0551         (0.0551)         1.00     5.63
1995-ILA Service units ..............      1.00       0.0522     --             0.0522         (0.0522)         1.00     5.37

1994-ILA units ......................      1.00       0.0394     --             0.0394         (0.0394)         1.00     4.07
1994-ILA Administration units .......      1.00       0.0379     --             0.0379         (0.0379)         1.00     3.91
1994-ILA Service units ..............      1.00       0.0365     --             0.0365         (0.0365)         1.00     3.66

1993-ILA units ......................      1.00       0.0291       0.0002       0.0293         (0.0293)         1.00     2.97
1993-ILA Administration units .......      1.00       0.0275       0.0003       0.0278         (0.0278)         1.00     2.82
1993-ILA Service units ..............      1.00       0.0250       0.0001       0.0251         (0.0252)         1.00     2.56

1992-ILA units ......................      1.00       0.0364       0.0010       0.0374         (0.0374)         1.00     3.75
1992-ILA Administration units .......      1.00       0.0339       0.0010       0.0349         (0.0349)         1.00     3.60
1992-ILA Service units ..............      1.00       0.0311       0.0010       0.0321         (0.0320)         1.00     3.34

1991-ILA units ......................      1.00       0.0591       0.0003       0.0594         (0.0594)         1.00     6.10
1991-ILA Administration units .......      1.00       0.0568       0.0003       0.0571         (0.0571)         1.00     5.94
1991-ILA Service units ..............      1.00       0.0558       0.0003       0.0561         (0.0561)         1.00     5.68

1990-ILA units ......................      1.00       0.0793     --             0.0793         (0.0793)         1.00     8.21
1990-ILA Administration units /(c)/..      1.00       0.0438     --             0.0438         (0.0438)         1.00     7.81/(d)/
1990-ILA Service units/(c)/..........      1.00       0.0425     --             0.0425         (0.0425)         1.00     7.56/(d)/

1989-ILA units ......................      1.00       0.0890     --             0.0890         (0.0890)         1.00     9.27

1988-ILA units ......................      1.00       0.0714     --             0.0714         (0.0714)         1.00     7.48

1987-ILA units ......................      1.00       0.0634     --             0.0634         (0.0634)         1.00     6.50

                                                                                                Ratios assuming no
                                                                                               waiver of fees and no
                                                                                                expense limitations
                                                                                            ===========================
                                                         Ratio of net          Net                         Ratio of net
                                        Ratio of net      investment        assets at       Ratio of net    investment
                                        expenses to       income to          end of         expenses to      income to
                                        average net      average net         period         average net     average net
                                          assets           assets          (in 000's)         assets          assets
                                        ===============================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................      0.41%            5.11%          $1,154,787          0.43%           5.09%
1996-ILA Administration units .......      0.56             4.97               23,738          0.58            4.95
1996-ILA Service units ..............      0.81             4.74               84,707          0.83            4.72
1996-ILA B units/(b)/................      1.41/(d)/        4.09/(d)/             346          1.43/(d)/       4.07/(d)/

1995-ILA units ......................      0.41             5.66            1,261,251          0.43            5.64
1995-ILA Administration units .......      0.56             5.51               63,018          0.58            5.49
1995-ILA Service units ..............      0.81             5.22              227,233          0.83            5.20

1994-ILA units ......................      0.40             3.94            1,963,846          0.42            3.92
1994-ILA Administration units .......      0.55             3.79              149,234          0.57            3.77
1994-ILA Service units ..............      0.80             3.65              170,453          0.82            3.63

1993-ILA units ......................      0.40             2.91            2,332,771          0.42            2.89
1993-ILA Administration units .......      0.55             2.75              189,431          0.57            2.73
1993-ILA Service units ..............      0.80             2.50              137,804          0.82            2.48

1992-ILA units ......................      0.40             3.64            3,444,591          0.42            3.62
1992-ILA Administration units .......      0.55             3.39              257,321          0.57            3.37
1992-ILA Service units ..............      0.80             3.11               22,044          0.82            3.09

1991-ILA units ......................      0.40             5.91            3,531,736          0.42            5.89
1991-ILA Administration units .......      0.55             5.68              198,417          0.57            5.66
1991-ILA Service units ..............      0.80             5.58               18,789          0.82            5.56

1990-ILA units ......................      0.38             7.93            2,833,541          0.38            7.93
1990-ILA Administration units /(c)/..      0.55/(d)/        7.62/(d)/         209,272          0.55/(d)/       7.62/(d)/
1990-ILA Service units/(c)/..........      0.80/(d)/        7.25/(d)/          19,039          0.80/(d)/       7.25/(d)/

1989-ILA units ......................      0.40             8.90            3,761,964           0.40           8.90

1988-ILA units ......................      0.40             7.14            3,799,628           0.40           7.14

1987-ILA units ......................      0.40             6.34            5,814,280           0.40           6.34

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ILA Class B unit activity commenced during May of 1996.
/(c)/ILA Administration and Service unit activity commenced during June of 1990. /(d)/Annualized.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio
--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net        gain on        from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............    $1.00     $0.0515       $0.0001      $0.0516     $(0.0516)         $1.00       5.27%
1996-ILA Administration
   units ...................     1.00      0.0500        0.0001       0.0501      (0.0501)          1.00       5.12
1996-ILA Service units .....     1.00      0.0475        0.0001       0.0476      (0.0476)          1.00       4.86

1995-ILA units .............     1.00      0.0571            --       0.0571      (0.0571)          1.00       5.85
1995-ILA Administration
   units ...................     1.00      0.0555            --       0.0555      (0.0555)          1.00       5.69
1995-ILA Service units .....     1.00      0.0529            --       0.0529      (0.0529)          1.00       5.43

1994-ILA units .............     1.00      0.0401            --       0.0401      (0.0401)          1.00       4.13
1994-ILA Administration
   units ...................     1.00      0.0388            --       0.0388      (0.0388)          1.00       3.98
1994-ILA Service units .....     1.00      0.0364            --       0.0364      (0.0364)          1.00       3.72

1993-ILA units .............     1.00      0.0296        0.0003       0.0299      (0.0299)          1.00       3.03
1993-ILA Administration
   units ...................     1.00      0.0281        0.0003       0.0284      (0.0284)          1.00       2.88
1993-ILA Service units .....     1.00      0.0257        0.0002       0.0259      (0.0259)          1.00       2.62

1992-ILA units .............     1.00      0.0368        0.0004       0.0372      (0.0372)          1.00       3.76
1992-ILA Administration
   units ...................     1.00      0.0356        0.0004       0.0360      (0.0360)          1.00       3.61
1992-ILA Service units .....     1.00      0.0358        0.0006       0.0364      (0.0364)          1.00       3.35

1991-ILA units .............     1.00      0.0591        0.0004       0.0595      (0.0595)          1.00       6.12

1991-ILA Administration
   units ...................     1.00      0.0574        0.0004       0.0578      (0.0578)          1.00       5.96
1991-ILA Service units .....     1.00      0.0547        0.0004       0.0551      (0.0551)          1.00       5.70

1990-ILA units .............     1.00      0.0793        0.0001       0.0794      (0.0794)          1.00       8.24
1990-ILA Administration
   units/(c)/...............     1.00      0.0424        0.0001       0.0425      (0.0425)          1.00       7.86/(b)/
1990-ILA Service units/(c)/.     1.00      0.0438       --            0.0438      (0.0438)          1.00       7.61/(b)/

1989-ILA units .............     1.00      0.0885        0.0001       0.0886      (0.0886)          1.00       9.31

1988-ILA units .............     1.00      0.0751       --            0.0751      (0.0751)          1.00       7.66

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     1.00      0.0063       --            0.0063      (0.0063)         1.00        7.38/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ============================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............     0.36%           5.15%          $703,097       0.43%             5.08%
1996-ILA Administration
   units ...................     0.51            5.00            257,258       0.58              4.93
1996-ILA Service units .....     0.76            4.75             28,845       0.83              4.68

1995-ILA units .............     0.36            5.71            574,155       0.42              5.65
1995-ILA Administration
   units ...................     0.51            5.55            164,422       0.57              5.49
1995-ILA Service units .....     0.76            5.29             23,080       0.82              5.23

1994-ILA units .............     0.35            4.01            559,470       0.43              3.93
1994-ILA Administration
   units ...................     0.50            3.88            145,867       0.58              3.80
1994-ILA Service units .....     0.75            3.61             21,862       0.83              3.53

1993-ILA units .............     0.35            2.96            699,604       0.43              2.88
1993-ILA Administration
   units ...................     0.50            2.81            150,452       0.58              2.73
1993-ILA Service units .....     0.75            2.57             11,166       0.83              2.49

1992-ILA units .............     0.35            3.68            884,571       0.43              3.60
1992-ILA Administration
   units ...................     0.50            3.56            187,445       0.58              3.48
1992-ILA Service units .....     0.75            3.58             15,114       0.83              3.50

1991-ILA units .............     0.35            5.91          1,153,191       0.42              5.84
1991-ILA Administration
   units ...................     0.50            5.74            210,330       0.57              5.67
1991-ILA Service units .....     0.75            5.47             56,586       0.82              5.40

1990-ILA units .............     0.35            7.93            924,141       0.40              7.88
1990-ILA Administration
   units/(c)/...............     0.50/(b)/       7.63/(b)/       204,477       0.55/(b)/         7.58/(b)/
1990-ILA Service units/(c)/.     0.75/(b)/       7.46/(b)/        38,128       0.80/(b)/         7.41/(b)/

1989-ILA units .............     0.35            8.85          1,295,389       0.40              8.80

1988-ILA units .............     0.27            7.51           701,105        0.40              7.38

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     0.15/(b)/       7.62/(b)/      183,633        0.40/(b)/         7.37/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June of 1990.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (gain) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
================================

1996-ILA units .............    $1.00     $0.0504       $ 0.0001     $0.0505       $(0.0504)       $1.00       5.15%
1996-ILA Administration
   units ...................     1.00      0.0489         0.0001      0.0490       (0.0489)         1.00       4.99
1996-ILA Service units .....     1.00      0.0463         0.0001      0.0464       (0.0463)         1.00       4.73

1995-ILA units .............     1.00      0.0562         0.0002      0.0564       (0.0564)         1.00       5.77
1995-ILA Administration
   units ...................     1.00      0.0549         0.0002      0.0551       (0.0551)         1.00       5.62
1995-ILA Service units .....     1.00      0.0519         0.0002      0.0521       (0.0521)         1.00       5.35

1994-ILA units .............     1.00      0.0378         0.0002      0.0380       (0.0380)         1.00       3.94
1994-ILA Administration
   units ...................     1.00      0.0362         0.0002      0.0364       (0.0364)         1.00       3.79
1994-ILA Service units .....     1.00      0.0350         0.0002      0.0352       (0.0352)         1.00       3.53

1993-ILA units .............     1.00      0.0282         0.0008      0.0290       (0.0291)         1.00       2.94
1993-ILA Administration          1.00      0.0267         0.0008      0.0275       (0.0276)         1.00       2.79
   units ...................
1993-ILA Service units .....     1.00      0.0242         0.0006      0.0248       (0.0250)         1.00       2.53

1992-ILA units .............     1.00      0.0338         0.0027      0.0365       (0.0364)         1.00       3.70
1992-ILA Administration
   units ...................     1.00      0.0325         0.0027      0.0352       (0.0351)         1.00       3.55
1992-ILA Service units .....     1.00      0.0309         0.0030      0.0339       (0.0336)         1.00       3.29

1991-ILA units .............     1.00      0.0567         0.0011      0.0578       (0.0578)         1.00       5.91
1991-ILA Administration
   units ...................     1.00      0.0545         0.0011      0.0556       (0.0556)         1.00       5.75
1991-ILA Service units .....     1.00      0.0522         0.0011      0.0533       (0.0533)         1.00       5.49

1990-ILA units .............     1.00      0.0779         0.0003      0.0782       (0.0782)         1.00       8.11
1990-ILA Administration
   units (c)................     1.00      0.0439         0.0004      0.0443       (0.0443)         1.00       7.74/(b)/
1990-ILA Service units (c)..     1.00      0.0359         0.0002      0.0361       (0.0363)         1.00       7.42/(b)/


1989-ILA units .............     1.00      0.0877         0.0001      0.0878       (0.0878)         1.00       9.15

1988-ILA units .............     1.00      0.0716         0.0002      0.0718       (0.0718)         1.00       7.42

1987-ILA units .............     1.00      0.0622         0.0001      0.0623       (0.0624)         1.00       6.43


                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended December 31,
================================

1996-ILA units .............     0.41%           5.04%         $694,651         0.44%            5.01%
1996-ILA Administration
   units ...................     0.56            4.89            36,055         0.59             4.86
1996-ILA Service units .....     0.81            4.63            94,228         0.84             4.60

1995-ILA units .............     0.41            5.62           570,469         0.43             5.60
1995-ILA Administration
   units ...................     0.56            5.49            47,558         0.58             5.47
1995-ILA Service units .....     0.81            5.19            85,401         0.83             5.17

1994-ILA units .............     0.40            3.78           881,520         0.44             3.74
1994-ILA Administration
   units ...................     0.55            3.62            95,483         0.59             3.58
1994-ILA Service units .....     0.80            3.50           156,930         0.84             3.46

1993-ILA units .............     0.40            2.82         1,315,378         0.43             2.79
1993-ILA Administration
   units ...................     0.55            2.67           161,845         0.58             2.64
1993-ILA Service units .....     0.80            2.42           101,272         0.83             2.39

1992-ILA units .............     0.40            3.38         1,785,472         0.42             3.36
1992-ILA Administration
   units ...................     0.55            3.25           461,542         0.57             3.23
1992-ILA Service units .....     0.80            3.09            56,389         0.82             3.07

1991-ILA units .............     0.40            5.67         2,103,627         0.43             5.64
1991-ILA Administration
   units ...................     0.55            5.45           464,060         0.58             5.42
1991-ILA Service units .....     0.80            5.22           200,176         0.83             5.19

1990-ILA units .............     0.39            7.79         2,203,756         0.39             7.79
1990-ILA Administration
   units (c)................     0.55/(b)        7.49/(b)/      296,313         0.55/(b)/        7.49/(b)/
1990-ILA Service units (c)..     0.80/(b)/       7.15/(b)/      132,888         0.80/(b)/        7.15/(b)/


1989-ILA units .............     0.40            8.77         2,268,330         0.40             8.77

1988-ILA units .............     0.40            7.16         2,197,796         0.40             7.16

1987-ILA units .............     0.40            6.22         2,243,870         0.40             6.22
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



                                                            Income from investment operations
                                                           ===================================
                                                                           Net
                                               Net asset                realized      Total                   Net asset
                                               value at       Net       gain on    income from                value at
                                               beginning   investment  investment   investment Distributions   end of      Total
                                               of period     income    transaction  operation  to unitholders  period   return/(a)/
                                              ====================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............................    $1.00       $0.0498     $0.0002      $0.0500     $(0.0500)     $1.00      5.11%
1996-ILA Administration units ..............     1.00        0.0483      0.0003       0.0486      (0.0486)      1.00      4.95
1996-ILA Service units .....................     1.00        0.0459      0.0001       0.0460      (0.0460)      1.00      4.69

1995-ILA units .............................     1.00        0.0551      0.0007       0.0558      (0.0558)      1.00      5.73
1995-ILA Administration units ..............     1.00        0.0537      0.0007       0.0544      (0.0544)      1.00      5.57
1995-ILA Service units .....................     1.00        0.0511      0.0007       0.0518      (0.0518)      1.00      5.31

1994-ILA units .............................     1.00        0.0377          --       0.0377      (0.0377)      1.00      3.91
1994-ILA Administration units ..............     1.00        0.0368          --       0.0368      (0.0368)      1.00      3.75
1994-ILA Service units .....................     1.00        0.0340          --       0.0340      (0.0340)      1.00      3.49

1993-ILA units .............................     1.00        0.0279      0.0006       0.0285      (0.0286)      1.00      2.89
1993-ILA Administration units ..............     1.00        0.0264      0.0006       0.0270      (0.0270)      1.00      2.74
1993-ILA Service units .....................     1.00        0.0239      0.0006       0.0245      (0.0246)      1.00      2.48

1992-ILA units .............................     1.00        0.0339      0.0025       0.0364      (0.0362)      1.00      3.65
1992-ILA Administration units ..............     1.00        0.0320      0.0023       0.0343      (0.0343)      1.00      3.49
1992-ILA Service units .....................     1.00        0.0294      0.0024       0.0318      (0.0318)      1.00      3.23

1991-ILA units .............................     1.00        0.0557      0.0018       0.0575      (0.0575)      1.00      5.90
1991-ILA Administration units ..............     1.00        0.0540      0.0018       0.0558      (0.0558)      1.00      5.74
1991-ILA Service units .....................     1.00        0.0515      0.0018       0.0533      (0.0533)      1.00      5.48

1990-ILA units .............................     1.00        0.0772      0.0002       0.0774      (0.0774)      1.00      8.05
1990-ILA Administration units /(c)/.........     1.00        0.0413      0.0002       0.0415      (0.0415)      1.00      7.67/(b)/
1990-ILA Service units /(c)/................     1.00        0.0417      0.0003       0.0420      (0.0421)      1.00      7.42/(b)/

1989-ILA units .............................     1.00        0.0864      0.0005       0.0869      (0.0869)      1.00      9.06

1988-ILA units .............................     1.00        0.0704      0.0004       0.0708      (0.0708)      1.00      7.30

1987-ILA units .............................     1.00        0.0617      0.0002       0.0619      (0.0619)      1.00      6.32



                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                      ======================
                                                     Ratio        Ratio of net                                     Ratio of net
                                                     of net       investment         Net            Ratio of net   investment
                                                    expenses      income to        assets at        expenses to     income to
                                                   to average     of average     end of period      average net    average net
                                                   net assets     net assets      (in 000's)          assets         assets
                                                   =============================================================================
For the Years Ended December 31,
================================
1996-ILA units ..................................      0.41%         4.98%        $574,734          0.43%          4.96%
1996-ILA Administration units ...................      0.56          4.83          108,850          0.58           4.81
1996-ILA Service units ..........................      0.81          4.59          123,483          0.83           4.57

1995-ILA units ..................................      0.41          5.51          711,209          0.43           5.49
1995-ILA Administration units ...................      0.56          5.37           92,643          0.58           5.35
1995-ILA Service units ..........................      0.81          5.11          119,692          0.83           5.09

1994-ILA units ..................................      0.40          3.77          713,816          0.44           3.73
1994-ILA Administration units ...................      0.55          3.68           97,626          0.59           3.64
1994-ILA Service units ..........................      0.80          3.40          108,972          0.84           3.35

1993-ILA units ..................................      0.40          2.79          969,565          0.43           2.76
1993-ILA Administration units ...................      0.55          2.64          121,327          0.58           2.61
1993-ILA Service units ..........................      0.80          2.39          185,506          0.83           2.36

1992-ILA units ..................................      0.40          3.39        1,328,036          0.43           3.36
1992-ILA Administration units ...................      0.55          3.20          152,804          0.58           3.17
1992-ILA Service units ..........................      0.80          2.94          183,208          0.83           2.91

1991-ILA units ..................................      0.40          5.57        1,709,321          0.43           5.54
1991-ILA Administration units ...................      0.55          5.40          146,795          0.58           5.37
1991-ILA Service units ..........................      0.80          5.15          154,419          0.83           5.12

1990-ILA units ..................................      0.39          7.72        1,816,991          0.39           7.72
1990-ILA Administration units /(c)/..............      0.55/(b)/     7.42/(b)/     132,088          0.55/(b)/      7.42/(b)/
1990-ILA Service units /(c)/.....................      0.80/(b)/     7.11/(b)/     148,323          0.80/(b)/      7.11/(b)/

1989-ILA units ..................................      0.40          8.64        1,769,974          0.40           8.64

1988-ILA units ..................................      0.40          7.04        1,657,215          0.40           7.04

1987-ILA units ..................................      0.40          6.17        1,693,767          0.40           6.17

-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

--------------------------------------------------------------------------------


                                                Income from investment operations
                                            ========================================
                                 Net asset                Net realized      Total                        Net asset
                                 value at      Net           gain        income from     Distributions   value at
                                 beginning  investment   on investment    investment         to             end       Total /(a)/
                                 of period    income     transcations     operations     unitholders     of period     return
                                 ===================================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............     $1.00       $0.0496     $0.0004         $0.0500         $(0.0500)        $1.00         5.10%
1996-ILA Administration
   units ...................      1.00        0.0482      0.0004          0.0486          (0.0486)         1.00         4.95
1996-ILA Service units .....      1.00        0.0456      0.0004          0.0460          (0.0460)         1.00         4.68

1995-ILA units .............      1.00        0.0550      0.0006          0.0556          (0.0556)         1.00         5.70
1995-ILA Administration
   units ...................      1.00        0.0534      0.0007          0.0541          (0.0540)         1.00         5.54
1995-ILA Service units .....      1.00        0.0500      0.0005          0.0505          (0.0505)         1.00         5.28

1994-ILA units .............      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         4.01
1994-ILA Administration
   units ...................      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         3.85
1994-ILA Service units .....      1.00        0.0371      0.0001          0.0372          (0.0372)         1.00         3.59

1993-ILA units .............      1.00        0.0288      0.0006          0.0294          (0.0294)         1.00         2.98
1993-ILA Administration
   units ...................      1.00        0.0273      0.0006          0.0279          (0.0279)         1.00         2.83
1993-ILA Service units .....      1.00        0.0248      0.0006          0.0254          (0.0254)         1.00         2.57

1992-ILA units .............      1.00        0.0338      0.0012          0.0350          (0.0350)         1.00         3.54
1992-ILA Administration
   units ...................      1.00        0.0326      0.0012          0.0338          (0.0338)         1.00         3.38
1992-ILA Service units .....      1.00        0.0275      0.0011          0.0286          (0.0286)         1.00         3.13

For the Period January 30, 1991 (commencement of operations) through December 31,
=================================================================================

1991-ILA units .............      1.00        0.0486      0.0013          0.0499          (0.0499)         1.00         5.75/(b)/
1991-ILA Administration
   units /(c)/..............      1.00        0.0210      0.0010          0.0220          (0.0220)         1.00         5.21/(b)/
1991-ILA Service units /(c)/      1.00        0.0473      0.0009          0.0482          (0.0482)         1.00         5.33/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                         ====================================
                                               Ratio of net       Net                         Ratio of net
                                Ratio of net    investment      assets at    Ratio of net      investment
                                expenses to      income to        end         expenses to       income to
                                average net     average net     of period     average net      average net
                                   assets         assets        (in 000's)      assets           assets
                                =============================================================================
For the Years Ended December 31,
================================
1996-ILA units .............       0.21%           4.96%        $708,999        0.43%             4.74%
1996-ILA Administration
   units ...................       0.36            4.82          137,706        0.58              4.60
1996-ILA Service units .....       0.61            4.56          383,901        0.83              4.34

1995-ILA units .............       0.21            5.50          586,294        0.44              5.27
1995-ILA Administration
   units ...................       0.36            5.34           68,713        0.59              5.11
1995-ILA Service units .....       0.61            5.00          123,254        0.84              4.77

1994-ILA units .............       0.20            3.96          547,351        0.43              3.73
1994-ILA Administration
   units ...................       0.35            3.97           64,388        0.58              3.74
1994-ILA Service units .....       0.60            3.72           74,451        0.83              3.49

1993-ILA units .............       0.20            2.88          456,411        0.44              2.64
1993-ILA Administration
   units ...................       0.35            2.73           26,553        0.59              2.49
1993-ILA Service units .....       0.60            2.48           34,014        0.84              2.24

1992-ILA units .............       0.18            3.38          422,506        0.45              3.11
1992-ILA Administration
   units ...................       0.33            3.26            6,915        0.60              2.99
1992-ILA Service units .....       0.58            2.75           29,522        0.85              2.48

For the Period January 30, 1991 through December 31,
====================================================
1991-ILA units .............       0.10/(b)/       5.28/(b)/     424,436        0.45/(b)/         4.93/(b)/
1991-ILA Administration
   units /(c)/..............       0.25/(b)/       4.77/(b)/      17,649        0.60/(b)/         4.42/(b)/
1991-ILA Service units /(c)/       0.50/(b)/       5.13/(b)/       9,430        0.85/(b)/         4.78/(b)/


-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during July and January of 1991, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

--------------------------------------------------------------------------------


                                                       Income from investment operations
                                                     --------------------------------------
                                            Net
                                           asset                  Net realized     Total
                                          value at                    gain         income                   Net asset
                                          beginning     Net            on           from     Distributions  value at
                                             of      investment    investment    investment       to           end       Total
                                           period      income     transactions   operations   unitholders   of period   return(a)
                                          ======================================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................      $1.00      $0.0513         --        $0.0513       $(0.0513)     $1.00       5.24%
1996-ILA Administration units.........       1.00       0.0498         --         0.0498        (0.0498)      1.00       5.09
1996-ILA Service units ...............       1.00       0.0473         --         0.0473        (0.0473)      1.00       4.83

1995-ILA units .......................       1.00       0.0569         --         0.0569        (0.0569)      1.00       5.83
1995-ILA Administration units ........       1.00       0.0550         --         0.0550        (0.0550)      1.00       5.67
1995-ILA Service units ...............       1.00       0.0522         --         0.0522        (0.0522)      1.00       5.41

1994-ILA units .......................       1.00       0.0407         --         0.0407        (0.0407)      1.00       4.11
1994-ILA Administration units ........       1.00       0.0388         --         0.0388        (0.0388)      1.00       3.95
1994-ILA Service units ...............       1.00       0.0392         --         0.0392        (0.0392)      1.00       3.69

1993-ILA units .......................       1.00       0.0296         --         0.0296        (0.0296)      1.00       3.00
1993-ILA Administration units ........       1.00       0.0281         --         0.0281        (0.0281)      1.00       2.84
1993-ILA Service units/(c)/...........       1.00       0.0157         --         0.0157        (0.0157)      1.00       2.56/(b)/

1992-ILA units .......................       1.00       0.0358         --         0.0358        (0.0358)      1.00       3.61
1992-ILA Administration units ........       1.00       0.0340         --         0.0340        (0.0340)      1.00       3.46

1991-ILA units .......................       1.00       0.0576         --         0.0576        (0.0576)      1.00       5.94
1991-ILA Administration units ........       1.00       0.0542         --         0.0542        (0.0542)      1.00       5.78
1991-ILA Service units/(c)/...........       1.00       0.0196         --         0.0196        (0.0196)      1.00       5.55/(b)/

1990-ILA units .......................       1.00       0.0772         --         0.0772        (0.0772)      1.00       8.06
1990-ILA Administration units/(d)/....       1.00       0.0205         --         0.0205        (0.0205)      1.00       7.39/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................       1.00       0.0516         --         0.0516        (0.0516)      1.00       7.62(b)


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ---------------------------
                                                       Ratio of net     Net                      Ratio of net
                                         Ratio of net  investment     assets at   Ratio of net   investment
                                         expenses to    income to       end       expenses to     income to
                                         average net   average net    of period   average net    average net
                                            assets       assets      (in 000's)     assets         assets
                                         ====================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................        0.26%        5.13%    $2,303,677       0.43%          4.96%
1996-ILA Administration units.........        0.41         4.98        794,537       0.58           4.81
1996-ILA Service units ...............        0.66         4.73        192,416       0.83           4.56

1995-ILA units .......................        0.26         5.69      1,731,935       0.42           5.53
1995-ILA Administration units ........        0.41         5.50        516,917       0.57           5.34
1995-ILA Service units ...............        0.66         5.22        102,576       0.82           5.06

1994-ILA units .......................        0.25         4.07      1,625,567       0.42           3.90
1994-ILA Administration units ........        0.40         3.88        329,896       0.57           3.71
1994-ILA Service units ...............        0.65         3.92         15,539       0.82           3.75

1993-ILA units .......................        0.25         2.96      1,430,292       0.42           2.79
1993-ILA Administration units ........        0.40         2.81        362,401       0.57           2.64
1993-ILA Service units/(c)/...........        0.65/(b)/    2.54/(b)/     1,425       0.82/(b)/      2.37/(b)/

1992-ILA units .......................        0.25         3.58      1,600,989       0.42           3.41
1992-ILA Administration units ........        0.40         3.40        312,792       0.57           3.23

1991-ILA units .......................        0.25         5.76      1,656,232       0.42           5.59
1991-ILA Administration units ........        0.40         5.42        291,810       0.57           5.25
1991-ILA Service units/(c)/...........        0.65/(b)/    5.56/(b)/        --       0.82/(b)/      5.39/(b)/

1990-ILA units .......................        0.25         7.72      1,368,765       0.40           7.57
1990-ILA Administration units/(d)/....        0.40/(b)/    7.25/(b)/    90,748       0.55/(b)/      7.10/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................        0.19/(b)/    8.41/(b)/   455,230       0.40/(b)/      8.20/(b)/


----------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ Annualized.
/(c)/ ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
      (d)ILA Administration unit activity commenced during September of 1990.




--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs--Institutional Liquid Assets
------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

------------------------------------------------------------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ======================================
                                                                    Net
                                      Net asset                  realized         Total                       Net asset
                                      value at       Net         gain(loss)     income from                   value at
                                      beginning   investment   on investment    investment     Distributions   end of      Total
                                      of period     income      transactions     operations    to unitholders  period    return/(a)/
                                     ===============================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................    $1.00       $0.0320         $              $0.0320       $(0.0320)      $1.00      3.25%
1996-ILA Administration units.......     1.00        0.0306            --           0.0306       (0.0306)        1.00      3.09
1996-ILA Service units .............     1.00        0.0279            --           0.0279       (0.0279)        1.00      2.84

1995-ILA units .....................     1.00        0.0365            --           0.0365       (0.0365)        1.00      3.72
1995-ILA Administration units.......     1.00        0.0351            --           0.0351       (0.0352)        1.00      3.57
1995-ILA Service units .............     1.00        0.0324            --           0.0324       (0.0325)        1.00      3.31

1994-ILA units .....................     1.00        0.0264            --           0.0264       (0.0264)        1.00      2.71
1994-ILA Administration units.......     1.00        0.0250            --           0.0250       (0.0250)        1.00      2.55
1994-ILA Service units .............     1.00        0.0220            --           0.0220       (0.0220)        1.00      2.30

1993-ILA units .....................     1.00        0.0222            --           0.0222       (0.0222)        1.00      2.25
1993-ILA Administration units.......     1.00        0.0207            --           0.0207       (0.0207)        1.00      2.09
1993-ILA Service units .............     1.00        0.0183            --           0.0183       (0.0183)        1.00      1.84

1992-ILA units .....................     1.00        0.0277            --           0.0277       (0.0277)        1.00      2.82
1992-ILA Administration units.......     1.00        0.0266            --           0.0266       (0.0266)        1.00      2.67
1992-ILA Service units .............     1.00        0.0243            --           0.0243       (0.0243)        1.00      2.41

1991-ILA units .....................     1.00        0.0424            --           0.0424       (0.0424)        1.00      4.33
1991-ILA Administration units.......     1.00        0.0406            --           0.0406       (0.0406)        1.00      4.17
1991-ILA Service units .............     1.00        0.0386            --           0.0386       (0.0386)        1.00      3.91

1990-ILA units .....................     1.00        0.0550         (0.0001)        0.0549       (0.0549)        1.00      5.64
1990-ILA Administration units /(c)/.     1.00        0.0301            --           0.0301       (0.0300)        1.00      5.43/(b)/
1990-ILA Service units /(c)/........     1.00        0.0259            --           0.0259       (0.0259)        1.00      5.17/(b)/

1989-ILA units .....................     1.00        0.0591         (0.0001)        0.0590       (0.0590)        1.00      6.07

1988-ILA units .....................     1.00        0.0487          0.0003         0.0490       (0.0490)        1.00      5.03

1987-ILA units .....................     1.00        0.0413         (0.0003)        0.0410       (0.0410)        1.00      4.23

                                                                                              Ratio assuming no
                                                                                            waiver of fees and no
                                                                                              expense limitation
                                                                                         ==============================
                                                      Ratio of net          Net                          Ratio of net
                                     Ratio of net      investment         assets at      Ratio of net     investment
                                     expenses to        income to          end of         expenses to      income to
                                     average net       average net         period         average net     average net
                                       assets            assets          (in 000's)         assets          assets
                                    ===================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................      0.31%            3.20%           $1,514,443        0.41%           3.10%
1996-ILA Administration units.......      0.46             3.06                59,097        0.56            2.96
1996-ILA Service units .............      0.71             2.79                28,921        0.81            2.69

1995-ILA units .....................      0.31             3.65            $1,342,585        0.42            3.54
1995-ILA Administration units.......      0.46             3.51                48,773        0.57            3.40
1995-ILA Service units .............      0.71             3.24                49,647        0.82            3.13

1994-ILA units .....................      0.30             2.64             1,434,965        0.41            2.53
1994-ILA Administration units.......      0.45             2.50                97,778        0.56            2.39
1994-ILA Service units .............      0.70             2.20                36,492        0.81            2.09

1993-ILA units .....................      0.30             2.22             1,769,477        0.41            2.11
1993-ILA Administration units.......      0.45             2.08                99,896        0.56            1.97
1993-ILA Service units .............      0.70             1.83                45,172        0.81            1.72

1992-ILA units .....................      0.30             2.77             1,333,925        0.42            2.65
1992-ILA Administration units.......      0.45             2.66                50,225        0.57            2.54
1992-ILA Service units .............      0.70             2.43                29,534        0.82            2.31

1991-ILA units .....................      0.32             4.24             1,044,986        0.42            4.14
1991-ILA Administration units.......      0.47             4.06                37,567        0.57            3.96
1991-ILA Service units .............      0.72             3.86                52,399        0.82            3.76

1990-ILA units .....................      0.40             5.50               603,895        0.40            5.50
1990-ILA Administration units /(c)/.     0.55/(b)/         5.40/(b)/           42,498        0.55/(b)/       5.40/(b)/
1990-ILA Service units /(c)/........     0.80/(b)/         5.16/(b)/           56,810        0.80/(b)/       5.16/(b)/

1989-ILA units .....................      0.40             5.91               688,556        0.40            5.91

1988-ILA units .....................      0.40             4.87               907,782        0.40            4.87

1987-ILA units .....................      0.40             4.13               965,714        0.40            4.13
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio
--------------------------------------------------------------------------------


                                         Income from investment operations
                                       =====================================




                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (loss) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............    $1.00      $0.0299          --       $0.0299      $(0.0299)       $1.00         3.03%
1996-ILA Administration
   units ...................     1.00       0.0284          --        0.0284       (0.0284)        1.00         2.88

1995-ILA units .............     1.00       0.0349          --        0.0349       (0.0350)        1.00         3.55
1995-ILA Administration
   units ...................     1.00       0.0332          --        0.0332       (0.0332)        1.00         3.40

1994-ILA units .............     1.00       0.0250          --        0.0250       (0.0250)        1.00         2.53
1994-ILA Administration
   units ...................     1.00       0.0233          --        0.0233       (0.0233)        1.00         2.37

1993-ILA units .............     1.00       0.0206          --        0.0206       (0.0206)        1.00         2.09
1993-ILA Administration
   units ...................     1.00       0.0191          --        0.0191       (0.0191)        1.00         1.93
1993-ILA Service units .....     1.00       0.0166          --        0.0166       (0.0166)        1.00         1.68

1992-ILA units .............     1.00       0.0256       (0.0001)     0.0255       (0.0256)        1.00         2.62
1992-ILA Administration
   units ...................     1.00       0.0235       (0.0002)     0.0233       (0.0235)        1.00         2.47
1992-ILA Service units (c)..     1.00       0.0081          --        0.0081       (0.0081)        1.00         1.99/(b)/

1991-ILA units .............     1.00       0.0388          --        0.0388       (0.0388)        1.00         3.92
1991-ILA Administration
   units ...................     1.00       0.0376          --        0.0376       (0.0376)        1.00         3.80

1990-ILA units .............     1.00       0.0511       (0.0001)     0.0510       (0.0511)        1.00         5.24
1990-ILA Administration
   units (c)................     1.00       0.0042          --        0.0042       (0.0042)        1.00         5.14/(b)/

1989-ILA units .............     1.00       0.0573       (0.0001)     0.0572       (0.0572)        1.00         5.93


For the Period October 3, 1988 (commencement of operations) through
    December 31,
=========================================================
1988-ILA units .............     1.00      0.0139           --        0.0139       (0.0139)        1.00         5.81/(b)/



                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to         end        expenses to       income to
                               average net     average net     period of     average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............     0.41%            2.99%          $440,476      0.42%             2.98%
1996-ILA Administration
   units ...................     0.56             2.84                142      0.57              2.83

1995-ILA units .............     0.41             3.49            346,728      0.41              3.49
1995-ILA Administration
   units ...................     0.56             3.32                 61      0.56              3.32

1994-ILA units .............     0.40             2.50            227,399      0.41              2.49
1994-ILA Administration
   units ...................     0.55             2.33                790      0.56              2.32

1993-ILA units .............     0.40             2.06            229,839      0.44              2.02
1993-ILA Administration
   units ...................     0.55             1.91              1,425      0.59              1.87
1993-ILA Service units .....     0.76             1.66                 --      0.84              1.54

1992-ILA units .............     0.40             2.56            161,868      0.47              2.49
1992-ILA Administration
   units ...................     0.55             2.35                 31      0.62              2.28
1992-ILA Service units (c)..     0.80/(b)/                              3      0.87/(b)/         1.96/(b)/
                                                  2.03(b)

1991-ILA units .............     0.40             3.88            102,494      0.47              3.81
1991-ILA Administration
   units ...................     0.55             3.76                 13      0.62              3.69

1990-ILA units .............     0.40             5.11            106,972      0.40              5.11
1990-ILA Administration
   units (c)................     0.55/(b)/        5.33(b)              68      0.55/(b)/         5.33/(b)/

1989-ILA units .............     0.40             5.73            112,463      0.40             5.73

For the Period October 3, 1988 (commencement of
   operations) through December 31,
=========================================================

1988-ILA units .............     0.24/(b)/        5.74/(b)/        41,028     0.38/(b)/         5.60/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                                      Income from investment operations
                                                  ----------------------------------------
                                      Net asset                 Net realized      Total                       Net asset
                                      value at       Net            loss       income from                     value at
                                      beginning   investment   on investment    investment    Distribution       end        Total
                                      of period     income      transactions    operations   to unitholders   of period   return(a)
                                      =============================================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    $1.00      $0.0301           --          $0.0301       $(0.0301)      $1.00         3.05%
1996-ILA Administration units ......     1.00       0.0288           --           0.0288        (0.0288)       1.00         2.90

1995-ILA units .....................     1.00       0.0344           --           0.0344        (0.0344)       1.00         3.51
1995-ILA Administration units ......     1.00       0.0328           --           0.0328        (0.0328)       1.00         3.35

1994-ILA units .....................     1.00       0.0262           --           0.0262        (0.0262)       1.00         2.56
1994-ILA Administration units ......     1.00       0.0247           --           0.0247        (0.0247)       1.00         2.41

1993-ILA units .....................     1.00       0.0221           --           0.0221        (0.0221)       1.00         2.21
1993-ILA Administration units ......     1.00       0.0205           --           0.0205        (0.0205)       1.00         2.05

1992-ILA units .....................     1.00       0.0265           --           0.0265        (0.0265)       1.00         2.71
1992-ILA Administration units ......     1.00       0.0253           --           0.0253        (0.0253)       1.00         2.55

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------

1991-ILA units .....................     1.00       0.0347     (0.0002)           0.0345        (0.0347)       1.00       4.02/(b)/
1991-ILA Administration units /(c)/.     1.00       0.0330           --           0.0330        (0.0330)       1.00       3.87/(b)/

--------------------
                                                                                        Ratios assuming no
                                                                                      waiver of fees and no
                                                                                       expense limitations
                                                                                 ------------------------------
                                                     Ratio of net       Net                        Ratio of net
                                    Ratio of net      investment     assets at     Ratio of net     investment
                                     expenses to       income to        end         expenses to     income to
                                     average net      average net    of period      average net    average net
                                        assets           assets      (in 000's)        assets         assets
                                    ============================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    0.32%            3.01%        $70,175          0.43%          2.90%
1996-ILA Administration units ......    0.47             2.88          44,319          0.58           2.77

1995-ILA units .....................    0.30             3.44          90,537          0.44           3.30
1995-ILA Administration units ......    0.45             3.28          26,724          0.59           3.14

1994-ILA units .....................    0.24             2.62          84,517          0.47           2.39
1994-ILA Administration units ......    0.39             2.47          38,970          0.62           2.24

1993-ILA units .....................    0.10             2.21          48,367          0.51           1.80
1993-ILA Administration units ......    0.25             2.05          20,306          0.66           1.64

1992-ILA units .....................    0.10             2.65          16,844          0.57           2.18
1992-ILA Administration units ......    0.25             2.53          14,641          0.72           2.06

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------
1991-ILA units .....................    0.10/(b)/        3.96/(b)/     11,070          0.76/(b)/      3.30/(b)/
1991-ILA Administration units/(c)/..    0.25/(b)/        3.90/(b)/     19,198          0.91/(b)/      3.24/(b)/

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration unit activity commenced during February of 1991.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Unitholders and Board of Trustees of Goldman Sachs Money Market Trust--Institutional Liquid Assets:

   We have audited the accompanying statements of assets and liabilities of Goldman Sachs Money Market Trust--Institutional Liquid Assets (a Massachusetts business trust comprising the Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios), including the statements of investments as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Institutional Liquid Assets as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                               ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


--------------------------------------  ----------------------------------------

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                                      45

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                                      46

--------------------------------------------------------------------------------




-------------------------------------    ---------------------------------------









--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Institutional Liquid Assets Portfolios' Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY 10004





Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary






Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




Goldman Sachs

Money Market Trust

Institutional

Liquid Assets

--------------------------------------------------------------------------------

Annual Report
December 31, 1996



Prime Obligations Portfolio
Money Market Portfolio
Government Portfolio
Treasury Obligations Portfolio
Treasury Instruments Portfolio
Federal Portfolio
Tax-Exempt Diversified Portfolio
Tax-Exempt California Portfolio
Tax-Exempt New York Portfolio



[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

                                   APPENDIX A
                      DESCRIPTION OF SECURITIES RATINGS/1/

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

   AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

Short-Term Ratings
------------------

   P-1: Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     .  Leading market positions in well established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

     P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.


Short-Term Ratings
------------------

     A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

     AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     Duff & Phelps applies modifiers, + and -, in the AA and A categories for long-term fixed income securities. The modifier + indicates that the security ranks in the higher end of the category: the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

     D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are excellent and are supported by strong fundamental protection factors. Risk factors are minor.

     D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

     Duff & Phelps applies a plus and minus rating scale, D-1+ , D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.

     AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category.

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

     F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

     A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature a rating of A1+ is assigned.

     A2: Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

     AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

     AA: The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk, compared to issues rated in the highest category.

     A: The third highest category; indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

     TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

  /1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

                        GOLDMAN SACHS MONEY MARKET FUNDS
                   GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                                4900 Sears Tower
                            Chicago, Illinois 60606

________________________________________________________________________________
               STATEMENT OF ADDITIONAL INFORMATION -- MAY 1, 1997
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS
________________________________________________________________________________

Goldman Sachs Trust(the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios. This Statement of Additional Information relates solely to the offering of ILA Class B Units of Prime Obligations Portfolio and ILA Service Units of:

Prime Obligations Portfolio;
Money Market Portfolio;
Treasury Obligations Portfolio;
Treasury Instruments Portfolio;
Government Portfolio;
Federal Portfolio;
Tax-Exempt Diversified Portfolio;
Tax-Exempt California Portfolio; and
Tax-Exempt New York Portfolio (individually, a "Portfolio" and collectively the "Portfolios").



Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolios.


The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As
Goldman Sachs clients, Service Organizations, as defined below, will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio and
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account information.  The AA can also answer inquiries about rates of return and portfolio composition/ holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem units and also obtain Portfolio and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with each Prospectus relating to the ILA Service Units and ILA Class B Units each dated May 1, 1997, as amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman, Sachs & Co. at 800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.
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                               TABLE OF CONTENTS
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                                     Page in
                                   Statement of
                                    Additional
                                   Information
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Investment Policies and
Practices of the Portfolios......        4

Investment Limitations...........       43

Trustees and Officers............       46

The Adviser, Distributor and
Transfer Agent...................       52

Portfolio Transactions...........       58

Net Asset Value..................       60

Redemptions......................       62

Calculation of Yield Quotations..       62

Tax Information..................       67

Organization and Capitalization..       73

Custodian and Subcustodian.......       79

Independent Accountants..........       79

Financial Statements.............       79

Service and Distribution Plans...       80

Appendix A (Description of
Securities Ratings)..............      A-1
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

                       INVESTMENT POLICIES AND PRACTICES
                               OF THE PORTFOLIOS


          The following discussion elaborates on the description of each Portfolio's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES

          Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

          Each Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio and Government Portfolio) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS

          Each Portfolio (other than Treasury Obligations Portfolio, Government Portfolio, Federal Portfolio and Treasury Instruments Portfolio) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct U.S. dollar denominated obligations of domestic or, in the case of Money Market Portfolio, foreign issuers. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

          Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

          The Prime Obligations Portfolio and Money Market Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Portfolio will be regarded as illiquid.

REPURCHASE AGREEMENTS

          Each Portfolio (other than the Treasury Instruments Portfolio) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

          Custody of the Obligation will be maintained by the Portfolios' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          Repurchase agreements pose certain risks for all entities, including the Portfolios, that utilize them. Such risks are not unique to the Portfolios but are inherent in repurchase agreements. The Portfolios seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal

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

uncertainties involved in repurchase agreements, such risks cannot be eliminated.

          For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

          If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

          Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and
incur costs before being able to sell the security.   Such a delay may involve
loss of interest or a decline in price of the Obligation.

          Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

          In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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

FOREIGN SECURITIES

          The Money Market Portfolio may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Portfolio is restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

          Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

          The Prime Obligations and Money Market Portfolios may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Portfolio's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Portfolio's other investments.

          Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations and Money Market Portfolios' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

          As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

          The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations and Money Market Portfolios to dispose of any then existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

          Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment trans-actions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

          A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Portfolio's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

          When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

          Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Portfolio may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Portfolio may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

          Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

          The terms of the variable or floating rate demand instruments that a Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semiannual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolios, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Portfolio,
(3) to maintain the respective quality standards of a Portfolio's investment portfolio, or (4) to attain a more optimal portfolio structure. A Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Portfolio, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in

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which the Portfolio may invest.  The Adviser may determine that an unrated variable or floating rate demand instrument meets a Portfolio's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Portfolio.

          The maturity of the variable or floating rate demand instruments held by a Portfolio will ordinarily be deemed to be the longer of (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Portfolios will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Portfolios' investments in such instruments will be subject to the limitation on illiquid investments.

          A Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio and Federal Portfolio) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of day's notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES

          A Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the

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determinations.  Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS

          The Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds".

          Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

          Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolios which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

          Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

          General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public
purposes.   The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Portfolio and the Tax-Exempt California Portfolio do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax.

          Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Portfolios may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolios may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Portfolio's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

          The Portfolios which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodian arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institutions, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

          The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Portfolio's credit quality requirements, to be inadequate.

          Although the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

          In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

          The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

          For the purpose of investment restrictions of the Portfolios, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

          An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable.

          Municipal obligations purchased for a Portfolio may be subject to the Portfolio's policy on holdings of illiquid securities. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Portfolio's investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

          Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN CALIFORNIA

          The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

          During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

        Economic Factors.  California's economy is the largest among the 50
        ----------------
states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32.6 million represents over 12% of the total United States population and grew by 27% in the

1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it increased strains on California's limited water resources and demands for government services. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

          From mid-1990 to late 1993, California's economy suffered its worst
recession since the 1930s, with over 700,000 jobs lost.   The largest job losses
were in Southern California, led by declines in the aerospace and construction industries. Significantly related to cuts in lost federal defense spending.

          Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Prerecession job levels were reached in 1996. Unemployment in California is down more than three percent from its 10% peak in January, 1994, but still remains higher than the national average rate.

Constitutional Limitations on Taxes, Other Changes and Appropriations
---------------------------------------------------------------------

            Limitations on Property Taxes.   Certain California Instruments may
            -----------------------------
be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California constitution, also known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

          Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

          Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax". Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

          Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the
          --------------------------------------------
voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

          Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

          Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

          In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

          The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

                Appropriation Limits.    The State and its local governments are
                --------------------
subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments.
No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

          Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

          The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

          "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations more than $7 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

          Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

          State Debt.  Under the California Constitution, debt service on
          ----------
outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at March 1, 1997. The State also had outstanding at March 1, 1997 $358 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. State voters approved $6.4 billion of new general obligation bond authorizations on the 1996 ballots.

          Recent Financial Results.   The principal sources of General Fund
          ------------------------
revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "SFEV"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

          General.  Throughout the 1980s, California state spending increased
          -------
rapidly as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).

          Beginning at the start of the 1990-91 Fiscal Year, California faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. Even though the economy is recovering, California is still facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

          Recent Budgets.  As a result of these factors, among others, from the
          --------------
late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Fiscal Years 1991-92 to 1995-96, including the following (not all of these actions were taken each year):

          .  significant cuts in health and welfare program expenditures;

          . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

          . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

          . reduction in growth of support for higher education programs, coupled with increases in student fees;

          . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

          . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

          .  various one-time adjustment and accounting changes.

          Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal

Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

          The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1995-96, which reduced the accumulated budget deficit to less than $100 million as of June 30, 1996. The State Department of Finance estimated that the General Fund received revenues of about $46.3 billion in FY 1995-96, more than $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, because, among other factors, the State Constitution requires disbursement of a percentage of revenues to local school districts and federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming to the extent expected.

          A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.

          The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.

          Current Budget.  The 1996-97 Budget Act was signed by the Governor on
          --------------
July 15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

      The following are principal features of the 1996-97 Budget Act:

          1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

          2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

          3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

          4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.

          With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.

          The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.

          The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $800 million above projections, at about $48.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of
the 90's.   The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.

          Proposed 1997-98 Budget  On January 9, 1997, the Governor released his
          -----------------------
proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.

          Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

          Bond Ratings.  The ratings on California's long-term general
          ------------
obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.

          Legal Proceedings.  California is involved in certain legal
          ------------------
proceedings (described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Courts have recently entered decisions which could overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

          Obligations of Other Issuers
          ----------------------------

          Other Issuers of California Instruments.  There are a number of state
          ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

          State Assistance.  Property tax revenues received by local governments
          ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

          To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

            Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law.
It is now yet known how the State's legislation will turn out and what its overall impact will be on local government finances.

          Assessment Bonds.  California Instruments which are assessment bonds
          ----------------
may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

          California Long-Term Lease Obligations.  Certain California long-term
          --------------------------------------
lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

          Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

          Other Considerations
          --------------------

          The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

          Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

          Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

          The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

          Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the Tax-Exempt California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

INVESTING IN NEW YORK
---------------------

          Some of the significant financial considerations relating to the Tax-Exempt New York Portfolio's investments in New York Instruments are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Instruments that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY.  New York is the third most populous state in the nation and has
-------------
a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.

          There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by
21.3 percent while the labor force grew only by 15.7 percent. During this period, unemployment fell from 9.5 percent to 5.2 percent of the labor force.
In 1991 and 1992, however, total employment in the State fell by 5.5 percent.
As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

STATE BUDGET.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

          The Governor's Executive Budget projected balance on a cash basis in the General Portfolio. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.

          On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.

          The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").

          The 1996-97 State Financial Plan was projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Portfolio spending by $842 million, primarily from funding increased for education, special education and higher education ($563 million). The balance represented funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

          The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Portfolio of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

          Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the 1996-97 State Financial Plan.

          One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

          Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the 1996-97 State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to the 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over

$300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.

          On August 13, 1996, the State Comptroller released a report in which he identified several risks to the 1996-97 State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.

          The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 State Financial Plan primarily through General Portfolio expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the 1997-98 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.

          On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

          On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary.

          States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

          The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth therein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

          In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.

RECENT FINANCIAL RESULTS.  The General Portfolio is the principal operating
------------------------
Portfolio of the State and is used to account for all financial transactions, except those required to be accounted for in another Portfolio. It is the State's largest Portfolio and receives almost all State taxes and other resources not dedicated to particular purposes.

          The General Portfolio is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other Portfolios are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Portfolio disbursements and transfers to other Portfolios are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

          Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

          The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental Portfolios of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

DEBT LIMITS AND OUTSTANDING DEBT.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.

          In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State Portfolios dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

          Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

          The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

          In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.

          Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION.  Certain litigation pending against the State or its officers or
----------
employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State
                                                    -----------------    -----
of New York, on January 21, 1994, the State entered into a settlement agreement
-----------
with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve Portfolio was settled in June 1996 and certain amounts in a Supplemental Reserve Portfolio previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State.
Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

AUTHORITIES.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State Portfolios.

NEW YORK CITY AND OTHER LOCALITIES.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

          In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City proceeds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.

          The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period.
This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

          On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the City Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.

          The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year.

          The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through

1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

          The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare
programs.   The nature and extent of the impact on the City of the federal and
State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

          The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.

          The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

          Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

          Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.
Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


STANDBY COMMITMENTS

          In order to enhance the liquidity, stability or quality of municipal obligations, the Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

          Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio. In considering whether a security meets a Portfolio's quality standards, the Adviser will look to the creditworthiness of the party providing the Portfolio with the right to sell.

          The Portfolios value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Portfolio's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Portfolio that may enter into standby commitment transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Portfolio.

          Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt Diversified Portfolio and Tax-Exempt

California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Portfolio nor has any Portfolio assumed that such commitments will continue to be available under all market conditions.



                             INVESTMENT LIMITATIONS

          The following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Portfolio present at a meeting if the holders of more than 50% of the outstanding units of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding units of that Portfolio). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, with the exception of borrowings permitted by Investment Restriction (3).

Accordingly, the Trust may not, on behalf of any Portfolio:

          (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended ("the Act"). This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Act.

          (2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations.

          (3) borrow money, except (a) that the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

          (4) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.

     As money market funds, the Portfolios must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Portfolio's portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Portfolio, other than the Tax-Exempt Portfolios, as a matter of non-fundamental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Exempt Diversified Portfolios may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Portfolios may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Tax-Exempt New York and Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Portfolio, no more than 10% of the Portfolio's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Portfolios (which are the only Portfolios that invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Portfolio's total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Portfolios' investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Portfolio's total assets and the Portfolio's investment in such conduit securities issued by any issuer may not exceed 1% of the Portfolio's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.


                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------

Ashok N. Bakhru, 53                 Chairman                       Executive Vice President -
1325 Ave. of Americas               & Trustee                      Finance and Administration and
NY, NY  10019                                                      Chief Financial Officer, Coty  Inc.
                                                                   (since April 1996); President, ABN
                                                                   Associates (June 1994 to April 1996);
                                                                   Senior Vice President of Scott Paper
                                                                   Company until June 1994; Director of
                                                                   Arkwright Mutual Insurance Company;
                                                                   Trustee of International House of
                                                                   Philadelphia; Member of  Cornell
                                                                   University Council; Trustee of
                                                                   the Walnut Street Theater.

*David B. Ford, 51                  Trustee                        Managing Director, Goldman
One New York Plaza                                                 Sachs (since 1996); General
New York, NY 10004                                                 Partner, Goldman Sachs (1986-
                                                                   1996); Co-Head of GSAM (since
                                                                   December 1994).

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
*John P. McNulty, 44                Trustee                        Managing Director, Goldman
One New York Plaza                                                 Sachs (since 1996); General
New York, NY  10004                                                Partner of Goldman Sachs (1990-1994 and
                                                                   1995-1996); Co-Head of GSAM (since November
                                                                   1995); Limited Partner of Goldman Sachs
                                                                   (1994 to November 1995).

*Mary P. McPherson, 60              Trustee                        President of Bryn Mawr College
Taylor Hall                                                        (since 1978); Director of Josiah
Bryn Mawr, PA  19010                                               Macy, Jr. Foundation (since 1977);
                                                                   Director of the Philadelphia Contributionship
                                                                   (since 1985); Director of Amherst
                                                                   College (since 1986); Director
                                                                   of Dayton Hudson Corporation (since 1988);
                                                                   Director of the Spencer Foundation (since 1993);
                                                                   and member of PNC Advisory Board (since 1993).

*Alan A. Shuch, 48                  Trustee                        Limited Partner, Goldman Sachs
One New York Plaza                                                 (since 1994); Director and
New Yor, NY 10004                                                  Vice President of Goldman Sachs Funds
                                                                   Management, Inc. (from April 1990 to
                                                                   November 1994); President and Chief
                                                                   Operating Officer, GSAM (from September
                                                                   1988 to November 1994).

Jackson W. Smart, 66                Trustee                        Chairman, Executive Committee,
One Northfield Plaza                                               First Commonwealth, Inc. (a
#218                                                               managed dental care company),
Northfield, IL 60093                                               (since January 1996); Chairman and Chief
                                                                   Executive Officer, MSP Communications Inc.
                                                                   (a company engaged in radio broadcasting)
                                                                   (since November 1988); Director, Federal
                                                                   Express Corporation (since 1976), Evanston
                                                                   Hospital Corporation (since 1980), First
                                                                   Commonwealth, Inc. (since 1988) and North
                                                                   American Private Equity Group
                                                                   (a venture capital fund).

William H. Springer, 67             Trustee                        Vice Chairman and Chief
701 Morningside Drive                                              Financial and Administrative
Lake Forest, IL 60045                                              Officer of Ameritech (a telecommunications holding


NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
                                                                   company)(February 1987 to June 1991);
                                                                   Director, Walgreen Co. (a retail drug store
                                                                   business); Director of Baker, Fentress & Co.
                                                                   (a closed-end, management investment
                                                                   company).

Richard P. Strubel, 57              Trustee                        Managing Director, Tandem
70 West Madison St.                                                Partners, Inc. (since 1990);
Suite 1400                                                         President and Chief Executive
Chicago, IL 60602                                                  Officer, Microdot, Inc.
                                                                   (a diversified manufacturer
                                                                   of fastening systems and
                                                                   connectors)(January 1984 to
                                                                   October 1994).

*Douglas C. Grip, 35                Trustee                        Vice President, Goldman Sachs
One New York Plaza                  & President                    (since May 1996); President,
New York, NY 10004                                                 MFS Retirement Services Inc.,
                                                                   of Massachusetts Financial
                                                                   Services(prior thereto).

*Scott M. Gilman, 37                Treasurer                      Director, Mutual Funds Admin-
One New York Plaza                                                 istration, GSAM (since April
New York, NY  10004                                                1994); Assistant Treasurer,
                                                                   Goldman Sachs Funds Management,
                                                                   Inc. (since March 1993); Vice
                                                                   President, Goldman Sachs (since
                                                                   March 1990).

*John M. Perlowski, 32              Assistant                      Vice President, Goldman Sachs
One New York Plaza                  Treasurer                      (since July 1995); Director,
New York, NY  10004                                                Investors Bank and Trust
                                                                   Company (November 1993 to July
                                                                   1995); Audit Manager of Arthur
                                                                   Andersen LLP (prior thereto).

*Pauline Taylor, 50                 Vice                           Vice President of Goldman
4900 Sears Tower                    President                      Sachs (since June 1992);
Chicago, IL  60606                                                 Director, Shareholder Servicing
                                                                   of GSAM (since June 1992).

*John W. Mosior, 58                 Vice                           Vice President, Goldman Sachs
4900 Sears Tower                    President                      and Manager of Shareholder Servicing
Chicago, IL  60606                                                 of GSAM (since November 1989).

*Nancy L. Mucker, 47                Vice                           Vice President, Goldman Sachs;
4900 Sears Tower                    President                      Manager of Shareholder Ser-
Chicago, IL  60606                                                 vicing of GSAM (since November 1989).

NAME, AGE                           POSITIONS                      PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                     DURING PAST 5 YEARS
-----------                         ----------                     -------------------
*Michael J. Richman, 36             Secretary                      Associate General Counsel of
85 Broad Street                                                    GSAM (since February 1994);
New York, NY  10004                                                Vice President and Assistant
                                                                   General Counsel of Goldman Sachs (since June
                                                                   1992); Counsel to the Funds Group, GSAM
                                                                   (since June 1992); Partner, Hale and Dorr
                                                                   (September 1991 to June 1992).

*Howard B. Surloff, 31              Assistant                      Assistant General Counsel and
85 Broad Street                     Secretary                      Vice President, Goldman Sachs
New York, NY 10004                                                 Since November 1993 and May 1994,
                                                                   respectively ); Counsel to the
                                                                   Funds Group, GSAM (since November 1993);
                                                                   Associate of Shereff, Friedman, Hoffman &
                                                                   Goodman (prior thereto).

*Valerie A. Zondorak, 31            Assistant                      Vice President, Goldman Sachs
85 Broad Street                     Secretary                      (since March 1997); Counsel to
New York, NY 10004                                                 the Funds Group, GSAM (since
                                                                   March 1997); Associate of Shereff
                                                                   Friedman, Hoffman & Goodman
                                                                   (prior thereto).

*Steven E. Hartstein, 33            Assistant                      Legal Products Analyst,
85 Broad Street                     Secretary                      Goldman Sachs (June 1993 to
New York, NY 10004                                                 present); Funds Compliance
                                                                   Officer, Citibank Global Asset
                                                                   Management (August 1991 to June
                                                                   1993).

*Deborah Farrell, 25                Assistant                      Legal Assistant, Goldman
85 Broad Street                     Secretary                      Sachs (since January 1994).
New York, NY 10004                                                 Formerly at Cleary Gottlieb,
                                                                   Steen and Hamilton.

*Kaysie P. Uniacke, 36              Assistant                      Vice President and Senior
One New York Plaza                  Secretary                      Portfolio Manager, GSAM
New York, NY 10004                                                 (since 1988).

*Elizabeth D.
  Anderson, 27                      Assistant                      Portfolio Manager, GSAM (since
One New York Plaza                  Secretary                      April 1996); Junior Portfolio
New York, NY 10004                                                 Manager, GSAM (1995-1996);
                                                                   Funds Trading Assistant, GSAM
                                                                   (1993-1995); Compliance Analyst,
                                                                   Prudential Insurance (1991-1993).

      Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Portfolios.

     The Trust pays each of its Trustees, other than those who are "interested persons" of Goldman Sachs a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:

                                               Pension or         Total
                                               Retirement      Compensation
                                                Benefits       from Goldman
                              Aggregate        Accrued as      Sachs Funds
                              Compensation      Part of         (including
                              from the         Portfolios'         the
Name of Trustee               Portfolios        Expenses       Portfolios)*
---------------               ----------        --------       ------------
Paul C. Nagel, Jr.**          $18,150              $0          $62,450
Ashok N. Bakhru               $22,729              $0          $69,299
Marcia L. Beck***             $0                   $0          $0
David B. Ford                 $0                   $0          $0
Alan A. Shuch                 $0                   $0          $0
Jackson W. Smart              $18,893              $0          $58,954
William H. Springer           $18,893              $0          $58,954
Richard P. Strubel            $18,893              $0          $58,954

--------------

* The Goldman Sachs Funds consisted of 29 mutual funds, including the nine portfolios, on December 31, 1996.
**   Retired as of June 30, 1996.
***  Resigned as President and Trustee Trust on May 1, 1996.

                          THE ADVISER, DISTRIBUTOR AND
                                 TRANSFER AGENT

THE ADVISER

          GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Portfolios. Under the Advisory Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolios, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Portfolio, acts as investment adviser and directs the investments of the Portfolios. In addition, GSAM administers the Portfolios' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .35% of each Portfolio's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Portfolio, on an annualized basis, to .06% of the average daily net assets of the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios; and to .07% of the average daily net assets of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolios. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Portfolio's estimated annualized expense ratio and the expense limit for that Portfolio. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its advisory fee for the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios during the fiscal year ended December 31, 1996.

          The Trust, on behalf of each Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolios' Advisory Agreement. The expenses borne by Units of each Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses of the Portfolios' custodian, fees and expenses of the Portfolios' transfer agent, filing fees for the registration or qualification of Units under federal or state securities laws, expenses of the organization of the Portfolios, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the

Portfolios), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to Unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Portfolios.

          The Advisory Agreement entered into on behalf of the Portfolios was most recently approved by the Board of Trustees, including the"non-interested" Trustees, on April 23, 1997 and by the unitholders of each Portfolio (other than the Treasury Instruments and Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the Treasury Instruments and Tax-Exempt New York Portfolios on June 3, 1991. The Advisory Agreement will remain in effect until June 30, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Portfolio, as defined in the Investment Company Act, and, in either case, by a majority of "non-interested" Trustees.

          For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the amount of the advisory fee incurred by each Portfolio was as follows:

                                       1996        1995        1994
                                    ----------  ----------  ----------

Prime Obligations Portfolio         $5,185,990  $6,728,074  $9,135,344
Money Market Portfolio               2,955,074   2,618,275   2,663,551
Treasury Obligations Portfolio       3,157,511   3,206,490   3,545,307
Treasury Instruments Portfolio       1,555,342   1,079,236     687,965
Government Portfolio                 2,509,206   3,259,056   4,804,362
Federal Portfolio                    5,426,430   4,543,196   3,396,214
Tax-Exempt Diversified Portfolio     3,850,742   3,795,451   4,372,766
Tax-Exempt California Portfolio      1,410,751   1,030,447     867,058
Tax-Exempt New York Portfolio          266,835     234,853     150,735

GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:


                                       1996        1995        1994

Money Market Portfolio              $  492,512  $  436,325  $  443,925
Treasury Instruments Portfolio       2,073,789   1,438,992     917,292
Federal Portfolio                    4,069,823   3,407,655   2,547,168
Tax-Exempt Diversified Portfolio     1,540,297   1,518,129   1,749,116
Tax-Exempt New York Portfolio           92,366     109,464     123,050


In addition, GSAM assumed certain expenses related to the operations of each Portfolio during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:


                                      1996      1995       1994
                                      ----      ----       ----

Prime Obligations Portfolio         $234,432  $347,317   $635,085
Money Market Portfolio               243,590   135,715    301,326
Treasury Obligations Portfolio       212,886   203,882    371,456
Treasury Instruments Portfolio       220,794   223,652    150,525
Government Portfolio                 231,536   276,785    526,310
Federal Portfolio                    452,463   302,153    326,417
Tax-Exempt Diversified Portfolio      24,367   239,829    217,296
Tax-Exempt California Portfolio       22,092    19,625     34,612
Tax-Exempt New York Portfolio         16,029    32,403     51,675


          The Advisory Agreement provides that GSAM shall not be liable to a Portfolio for any error of judgment by GSAM or for any loss sustained by the Portfolio except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Portfolio may use any name derived from the name "Goldman Sachs" only so long as the Advisory Agreement remains in effect. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' written notice to the Trust.

          Under the Advisory Agreement, GSAM is also responsible for the administration of each Portfolio's business affairs subject to the supervision of the Trustees and, in connection therewith, furnishes each Portfolio with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping functions, to the extent not provided pursuant to the Portfolios' custodian agreements; preparation and filing of documents required to comply with federal and state securities laws; supervising the activities of the Portfolios' custodian and transfer agent; providing assistance in connection with meetings of the Trustees and unitholders; and other administrative services necessary to conduct the Trust's business.

          In managing the Tax-Exempt Diversified Portfolio, the Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT

          Goldman Sachs acts as principal underwriter and distributor of each Portfolio's units. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 23, 1997. Goldman Sachs retained approximately $300 of commissions on redemptions of Class B shares during 1996. Goldman Sachs also serves as the Portfolios' transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolios, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio (other than the Prime Obligations Portfolio). With respect to the Prime Obligations Portfolio, Goldman Sachs is entitled to receive a fee from the Portfolio equal to the classes proportionate share of the total transfer agency fees borne by the Portfolio, which are equal to $12,000 per year plus $7.50 per account, together with out-of-pocket expenses (including those out of pocket expenses payable to servicing agents) applicable to ILA Class B Units and .04% of the average daily net assets of the other classes of the Prime Obligations Portfolio. Goldman Sachs may from time to time agree that the fee it would otherwise be entitled to receive under its transfer agency agreement will be reduced.

For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the Portfolios incurred transfer agency fees as follows:

                                       1996       1995       1994

Prime Obligations Portfolio         $  592,685  $768,923  $1,044,039
Money Market Portfolio                 394,010   349,060     355,140
Treasury Obligations Portfolio         360,858   366,456     405,178
Treasury Instruments Portfolio         414,758   287,798     183,457
Government Portfolio                   286,766   372,463     549,070
Federal Portfolio                    1,085,286   908,708     679,243
Tax-Exempt Diversified Portfolio       616,119   607,252     699,643
Tax-Exempt California Portfolio        161,229   117,765      99,092
Tax-Exempt New York Portfolio           41,051    39,298      32,139


          Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.

          ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS
          -----------------------------------------------------------------
MANAGED BY GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and
------------------------
their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

          Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities, currencies and instruments as the Portfolios. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolios invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

          From time to time, the Portfolios' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

          In connection with their management of the Portfolios, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman
Sachs
nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Portfolios.

          The results of each Portfolio's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

          An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Portfolio's activities, but will not be involved in the day-to-day management of such Portfolio. In such instances, those individuals may, as a result, obtain information regarding the Portfolio's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Portfolio invests.

          In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

          The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman Sachs and its affiliates on an arm's-length basis.

          Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Portfolio's creditworthiness.

          From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Portfolio's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Goldman Sachs could significantly reduce the asset size of the Portfolio, which might have an adverse effect on a Portfolio's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Portfolio and other unitholders in deciding whether to redeem its units.

                             PORTFOLIO TRANSACTIONS

          GSAM places the portfolio transactions of the Portfolios and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Portfolio and at reasonable competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

          Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolios buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Portfolios to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Portfolios may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

          Under the Investment Company Act, the Portfolios are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Portfolio's ability to purchase debt securities in the primary market may from time to time be limited.

          In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of GSAM. Investment decisions for each Portfolio and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Each Portfolio believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

          During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker/dealers: Bear Stearns, Chase Manhattan, Daiwa Securities, Lehman, Morgan Stanley, Smith Barney Inc., Swiss Bank Corp. and Union Bank of Switzerland.

          As of December 31, 1996, the Prime Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands):
Chase Manhattan ($57,038), Smith Barney ($30,000), Morgan Stanley ($58,323), and Swiss Bank Corp. ($3,806).

          As of December 31, 1996, the Money Market Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Bear Stearns ($34,778), Morgan Stanley ($70,359), Chase Manhattan ($30,388), and Swiss Bank Corp. ($13,730).

          As of December 31, 1996, the Treasury Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($35,000), Daiwa Securities ($35,000), Lehman ($35,000), Smith Barney Inc. ($30,000), Union Bank of Switzerland ($30,000), Chase Manhattan ($107,833), Morgan Stanley ($129,400), and Swiss Bank Corp. ($58,316).

          As of December 31, 1996, the Government Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($30,000), Daiwa Securities ($30,000), Lehman ($30,000), Morgan Stanley ($120,363), Chase Manhattan ($100,303), and Swiss Bank Corp. ($54,244).

                                NET ASSET VALUE

          The net asset value per unit of each Portfolio is determined by the Portfolios' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

          Each Portfolio's securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of the Portfolios and their unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in a Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased units of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

          The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Portfolio may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Portfolio's units.

          In order to continue to use the amortized cost method of valuation for each Portfolio's investments, the Portfolios must comply with Rule 2a-7. See "Investment Restrictions."

          The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are to be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, within each Portfolio, ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units (Prime Obligations Portfolio only) will be subject to different expense structures (see "Organization and Capitalization").

                                  REDEMPTIONS

          The Trust may suspend the right of redemption of units of a Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Portfolio's units.

          The Trust agrees to redeem units of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Portfolio's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

                        CALCULATION OF YIELD QUOTATIONS

          Each Portfolio's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

          Yield, effective yield and tax-equivalent yield are calculated separately for each class of units of a Portfolio. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

          The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Portfolio.

          Each Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

         Effective Yield = [(base period return + 1) to the 365th power/7] - 1

          The Tax-Exempt Diversified, Tax-Exempt California, Tax-Exempt New York, Federal and Treasury Instruments Portfolios may also advertise a tax-equivalent yield which is computed by dividing that portion of a Portfolio's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

          Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Portfolio will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Portfolio. The return of a Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

          The yield, effective yield and tax-equivalent yield of each Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units for the seven-day period ended December 31, 1996 were as follows:

                                                           Tax-
                                              Effective  Equivalent
                                       Yield    Yield      Yield
                                       -----  ---------  ----------
Prime Obligations Portfolio:
  ILA Units                             5.12       5.25  N/A
  ILA Administration Units              4.97       5.10  N/A
  ILA Service Units                     4.72       4.85  N/A
  ILA Class B Units                     4.12       4.25  N/A

Money Market Portfolio:
  ILA Units                             5.20       5.33  N/A
  ILA Administration Units              5.05       5.18  N/A
  ILA Service Units                     4.80       4.93  N/A

Treasury Obligations Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Treasury Instruments Portfolio:
  ILA Units                             4.84       4.95  N/A
  ILA Administration Units              4.69       4.80  N/A
  ILA Service Units                     4.44       4.55  N/A

Government Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Federal Portfolio:
  ILA Units                             5.15       5.28  N/A
  ILA Administration Units              5.00       5.13  N/A
  ILA Service Units                     4.75       4.88  N/A

Tax-Exempt Diversified Portfolio:
  ILA Units                             3.58       3.64        5.93
  ILA Administration Units              3.43       3.49        5.68
  ILA Service Units                     3.18       3.24        5.26

Tax-Exempt California Portfolio***:
  ILA Units                             3.47       3.53        5.75
  ILA Administration Units              3.32       3.38        5.50
  ILA Service Units**                   3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                             3.52       3.58        5.83
  ILA Administration Units              3.37       3.43        5.58
  ILA Service Units**                   3.12       3.18        5.17

-------------------------

* 6.39%, 6.12% and 5.67% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.72%, 6.43% and 5.96%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking California State taxes into account.

  The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each Portfolio for the same period would have been as follows:

                                                          Tax-
                                             Effective  Equivalent
                                      Yield    Yield      Yield
                                      -----  ---------  ----------
Prime Obligations Portfolio
  ILA Units                            5.10       5.23  N/A
  ILA Administration Units             4.95       5.08  N/A
  ILA Service Units                    4.70       4.83  N/A
  ILA Class B Units                    4.10       4.23  N/A

Money Market Portfolio
  ILA Units                            5.15       5.28  N/A
  ILA Administration Units             5.00       5.13  N/A
  ILA Service Units                    4.75       4.88  N/A

Treasury Obligations Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Treasury Instruments Portfolio
  ILA Units                            4.62       4.73  N/A
  ILA Administration Units             4.47       4.58  N/A
  ILA Service Units                    4.22       4.33  N/A

Government Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Federal Portfolio
  ILA Units                            4.99       5.11  N/A
  ILA Administration Units             4.84       4.96  N/A
  ILA Service Units                    4.59       4.71  N/A

Tax-Exempt Diversified Portfolio
  ILA Units                            3.48       3.54        5.76
  ILA Administration Units             3.33       3.39        5.51
  ILA Service Units                    3.08       3.14        5.10

Tax-Exempt California Portfolio***
  ILA Units                            3.47       3.53        5.75
  ILA Administration Units             3.32       3.38        5.50
  ILA Service Units**                  3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                            3.42       3.48        5.66
  ILA Administration Units             3.27       3.33        5.41
  ILA Service Units**                  3.02       3.08        5.00

----------

* 6.21%, 5.94% and 5.48% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.53%, 6.24% and 5.77%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking the California State Taxes into account.

   The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

   With respect to the Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.30% is being assumed in addition to the 39.6% federal tax rate, for a combined tax rate of 46.42%. With respect to the Tax-Exempt New York Portfolio, the tax equivalent yields are being shown under three scenarios. The first scenario assumes a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85%, for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 4.46% in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

   In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

   From time to time any Portfolio may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

   The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Portfolio's performance with that of other mutual funds with similar investment objectives.

   The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

   A Portfolio's performance data will be based on historical results and is not intended to indicate future performance. A Portfolio's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors.

Return for a Portfolio will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

   The Trust may also, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

   In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.



                                TAX INFORMATION

   Each Portfolio has qualified and has elected or intends to qualify and elect to be treated and to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

   In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock or securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

   Each Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Portfolio that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a non-deductible 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.

   Dividends paid by a Portfolio from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Portfolio from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Portfolio have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Portfolio's net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Portfolio.

   Distributions paid by the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Portfolio's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section
                                         - -
103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Portfolios from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Portfolio may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, tax-exempt distributions of the Portfolios may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax. To the extent that the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Portfolio will generally not be deductible. The availability of tax-exempt obligations and the value of the Portfolios may be affected by restrictive tax legislation enacted in recent years.

   In purchasing municipal obligations, the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Portfolios do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.

   Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash. Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

   Certain Portfolios may be subject to foreign withholding taxes or other foreign taxes with respect to their investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and each Portfolio intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although no Portfolio anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by a portfolio, that a Portfolio could make an election under Code Section 853 to permit its unitholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Portfolio in foreign countries. In the event such an election is made, unitholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Unitholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

   Each Portfolio will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt unitholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt unitholders who fail to furnish the Portfolio with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Portfolio that the number furnished by the unitholder is incorrect or that the unitholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will not be subject to backup withholding if the applicable Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Portfolios may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in units, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

   Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Portfolios successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B Units. All or a portion of such a loss may be disallowed under applicable code provisions in certain circumstances. Unitholders should consult their own tax advisors with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Portfolio Units is properly treated as a sale for tax purposes.

   All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Portfolios will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Portfolio for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Portfolio. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Portfolio in the unitholder's own state and locality.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Unitholders should consult their tax advisers for more information.

   The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Portfolio, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Portfolio and, if a current IRS Form W-8 or acceptable substitute is not on file with the Portfolio, may be subject to backup withholding on certain payments.

STATE AND LOCAL

   The Portfolios may be subject to state or local taxes in jurisdictions in which the Portfolios may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Portfolio and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Portfolios may have tax consequences for unitholders that are different from those of a direct investment in the Portfolios' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Portfolios in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

   Provided that the Portfolios qualify as regulated investment companies and incur no federal income tax liability, the Portfolios may still be subject to New York State and City minimum taxes, which are small in amount.

   California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt interest dividends" which will be exempt from the California personal income tax.

   Individual unitholders of the Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

   Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

   Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

   In addition, any loss realized by a unitholder of the Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.

   New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt- interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.

   Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

   Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

   This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

                        ORGANIZATION AND CAPITALIZATION

   The Portfolios were reorganized from series of a Massachusetts business Trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

   The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth class of units, ILA Class B Units, with respect to the Prime Obligations Portfolio.

   Each ILA Unit, ILA Administration Unit, ILA Service Unit and ILA Class B Unit of a Portfolio represents an equal proportionate interest in the assets belonging to that Portfolio. It is contemplated that most units (other than ILA Class B Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B Units generally are only issued upon exchange from Class B Shares of other Funds of the Goldman Sachs mutual funds. ILA Units may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units. ILA Administration Units of each Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. ILA Service Units may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. ILA Class B Units are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B Units of the Prime Obligations Portfolio bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B Units. ILA Class B Units of the Prime Obligations Portfolio also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B Units.

   It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Portfolio. In the event a Portfolio is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Portfolio. ILA Administration Units, ILA Service Units and ILA Class B Units each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for Units of the same class in another Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by

Goldman Sachs. Except as described above, the four classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

   Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

   When issued units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such unitholders. All units entitle their holders to one vote per unit, are freely transferable and have no preemptive subscription or conversion rights.

   The Trust is not required to hold annual meetings of unitholders and does not intend to hold such meetings. In the event that a meeting of unitholders is held, each unit of the Trust will be entitled, as determined by the Trustees, either to one voter for each unit or to one vote for each dollar of net asset value represented by such units on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Unitholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of unitholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the units entitled to vote at such meetings. The unitholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

   The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

   The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

   The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

   The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

   The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Prime Obligations Portfolio were

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

Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (5.45%); Harris Trust & Savings Bank, 200 W. Monroe Street, 12th Floor, Chicago, IL 60606-5509 (8.36%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City 64141-6692 (5.63%); and VF Corporation, 1047 North Park Road, Wyomissing, PA 19610 (6.85%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (20.40%) and Stone Street & Bridge Street Funds, 85 Broad Street, 4th Floor, New York, NY 10004-2434 (9.52%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Obligations Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (6.83%); Bankers Trust Company, PO Box 897, Des Moines, IA 50304-0897 (5.98%); First National Bank of Omaha, PO Box 3128, Omaha, NE 68103-0128 (15.24%; Firstar Bank Madison, N.A., PO Box 7900, Madison, WI 53707-7900 (8.18%) and National City Bank Kentucky, 4100 W. 150th Street, 3rd Floor N. Annex, Cleveland, OH 44135 (7.485%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Instruments Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (32.49%); Emerald Partners, 237 Park Avenue Ste. 801, New York, NY 10017-3142 (5.18%); and Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (7.48%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Government Portfolio were American Exploration Co., 1331 Lamar Street, Ste. 900, Houston, TX 77010-3027 (9.82%); Comerica Bank, PO Box 55-519, Detroit, MI 48255-0499 (11.06%); Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (7.86%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (6.43%); State Street Bank & Trust Co., PO Box 1992, Boston, MA 02105-1992 (6.55%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City, MO 64141-6692 (5.19%); and Wells Fargo Bank, 26610 Agoura Rd., Calabasas, CA 91302-1954 (7.00%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt New York Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (20.62%); Marine Midland Bank, PO Box 4203, Buffalo, NY 14240 (7.48%); Shames Trust Accounts, 57 Holly Place, Briarcliff, NY 10510-2107 (9.01%) and Stephen Apkon & Lisa Hertz Apkon, 33 Ashland Ave., Pleasantville, NY 10570-2301 (8.36%).

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt California Portfolio were Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (5.26%); and Chong-Moon Lee & Reiko-

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


Takahashi Joint Tenants, 26541 Taaffe Road, Los Altos, CA  94022-4313.

   As of April 1, 1997, the only holders of record of 5% or more of the outstanding units of the Federal Portfolio was Bank of New York, 48 Wall Street, New York, NY 10286 (10.46%); and The Baupost Group, Inc., PO Box 389125, Cambridge, MA 02238-9998 (5.95%).

   As of April 1, 1997, the only holders of record of 5% of more of the outstanding units of the Tax-Exempt Diversified Portfolio was Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (5.26%); and Chong-Moon Lee, Los Altos, CA 94022-4313 (5.45%).

UNITHOLDER AND TRUSTEE LIABILITY

   Under Delaware law, the unitholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a unitholder as a result of an obligation of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Portfolio and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.


   In addition to the requirements set forth under the Declaration of Trust, the Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Portfolio, or 10% of the outstanding units of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Unitholders making such request to

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


reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Portfolios' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Portfolios. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accountants, One International Place, Boston, MA 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                              FINANCIAL STATEMENTS

   The Financial Statements of the Portfolios, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets and the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the 1996 Annual Report to the unitholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

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

                                  SERVICE PLAN
                            (ILA Service Units Only)

     The Trust, on behalf of each Portfolio, has adopted a service plan (the "Plan") with respect to the ILA Service Units which authorizes the Portfolios to compensate Service Organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such units. Pursuant to the Plan, the Trust, on behalf of each Portfolio, enters into agreements with Service Organizations which purchase ILA Service Units on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Service Units, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Service Units, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in units by customers, (f) provide facilities to answer questions from prospective and existing investors about ILA Service Units, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization, and (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust. As compensation for such services, the Trust on behalf of each Portfolio pays each Service Organization a service fee in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of each Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

     For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the amount of the service fees paid by each Portfolio then in existence to Service Organizations was as follows:

                              1996              1995             1994
                              ----              ----             ----
Prime Obligations
  Portfolio               $  494,274         $937,733         $630,669

Money Market Portfolio       128,313          102,642           82,267


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

 Treasury Obligations
  Portfolio               $  579,790      4478,419      4435,536

Treasury Instruments
  Portfolio                1,266,586      1316,188      1187,470

Government Portfolio         352,931      6430,114      6603,447

Federal Portfolio            562,023       254,508        34,415

Tax-Exempt Diversified
  Portfolio                  130,158      1220,790      1187,137

Tax-Exempt California
  Portfolio/(1)/              --          --            --

Tax-Exempt New York
  Portfolio/(1)/              --          --            --

-----------------------------------
/(1)/ ILA Service Unit activity has not commenced operations.


    The Trust has adopted each Plan pursuant to Rule 12b-l under the Investment Company Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Investment Company Act. Rule 12b-l, which was adopted by the Securities and Exchange Commission under the Investment Company Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of ILA Service Units. However, should such payments be deemed by a court or the Securities and Exchange Commission to be distribution expenses, such payments would be duly authorized by the Plan.

    The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Trust, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of ILA Service Units automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Portfolios. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing ILA Service Units on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Trust to consider changing the Trust's method of operations or providing alternative means of offering ILA Service Units to customers of such Service Organizations, in which case the operation of the Trust, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Trust's operations would have any effect on the net asset value per unit or result in financial losses to any unitholder.

    Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Units. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Units.

    The Plans were approved by the respective holders of ILA Service Units of each Portfolio (other than the Tax-Exempt California and Tax-Exempt New York Portfolios) on June 3, 1991. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans or the related Service Agreements, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 23, 1997. They will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service unitholders of the affected Portfolio, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Service Units of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Service Units of the affected Portfolio on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and holders of ILA Service Units of such Portfolios. In the Trustees' quarterly review of the Plans and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS (ILA CLASS B UNITS ONLY)

AUTHORIZED DEALER SERVICE PLAN
==============================

      As described in the Prospectus, the Prime Obligations Portfolio with respect to its ILA Class B Units has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (an "Authorized Dealer Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Authorized Dealer Service Plan has been most recently approved by the Board of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan, at a meeting held on April 23, 1997. With respect to its ILA Class B Units, the Prime Obligations Portfolio's Authorized Dealer Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to ILA Class B Units. For the fiscal year ended December 31, 1996, the Prime Obligations Portfolio paid Goldman Sachs $128 under the Service Plan with with respect to its Class B units.

    The Authorized Dealer Service Plan will remain in effect until June 1, 1998 and from year to year thereafter, provided that the continuance of such service plan is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan. All material amendments of the Authorized Dealer Service Plan must also be approved by the Trustees of the Trust in the manner described above. The Authorized Dealer Service Plan may be terminated at any time as to the Prime Obligations Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding ILA Class B Units of the Prime Obligations Portfolio. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Authorized Dealer Service Plan will benefit the Prime Obligations Portfolio and its ILA Class B Unitholders.

    CLASS B DISTRIBUTION PLAN. As described in the Prospectus, the Trust has adopted, on behalf of the Prime Obligations Portfolio, a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act with respect to ILA Class B Units. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

    The Class B Plan was most recently approved on April 23, 1997 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plan, cast in person at a meeting called for the purpose of approving the Class B Plan.


    With respect to the Prime Obligations Portfolio, the compensation payable under the Class B Plan is equal to 0.75% per annum of the average daily net assets attributable to ILA Class B Units of that Portfolio. The fees received by Goldman Sachs under the Class B Plan and contingent deferred sales charges on ILA Class B Units may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Units. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Prime Obligations Portfolio's ILA Class B Units. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. For the fiscal year ended December 31, 1996, the Prime Obligations Portfolio paid Goldman Sachs $382 under the Class B Plan.

    The Class B Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plan were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Prime Obligations Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plan, Goldman Sachs, as distributor of the Portfolio's ILA Class B Units, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plan and the purposes for which such services were performed and expenditures were made.

     The Class B Plan will remain in effect with respect to the Prime Obligations Portfolio from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. The Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Prime Obligations Portfolio without approval of a majority of the outstanding ILA Class B Unitholders of that Portfolio. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the ILA Class B Units of that Portfolio. So long as the Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plan will benefit the Prime Obligations Portfolio and its respective ILA Class B Unitholders.

================================================================================

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report



--------------------------------------------------------------------------------
Dear Unitholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Institutional Liquid Assets (ILA) Portfolios in 1996. It has been another positive year for ILA in which the Portfolios did well compared with their respective IBC Financial Data, Inc. averages while adhering to their conservative investment guidelines.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation
     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) reported at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth rate caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

     Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                            [PLOT POINTS TO COME]
Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the portfolios' weighted average maturities and structures were equally important to our strategy.
     During the second and third quarters of 1996, we extended the ILA Portfolios' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Portfolios closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report (continued)



--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for ILA Portfolios Institutional Units* as of December 31, 1996


 ---------------------------------------------------------
                                               Weighted
  Institutional SEC 7-Day SEC 7-Day  30-Day     Average
  Liquid Assets  Current  Effective  Average   Maturity
   Portfolios     Yield     Yield     Yield     (days)
 =========================================================
  Prime
    Obligations   5.12%     5.25%     5.10%       40
 ---------------------------------------------------------
  Money Market    5.20%     5.33%     5.18%       43
 ---------------------------------------------------------
  Government      5.19%     5.32%     5.07%       31
 ---------------------------------------------------------
  Treasury
    Obligations   5.19%     5.32%     5.06%       34
 ---------------------------------------------------------
  Treasury
    Instruments   4.84%     4.95%     4.98%       54
 ---------------------------------------------------------
  Federal         5.15%     5.28%     5.12%       41
 ---------------------------------------------------------
  Tax-Exempt
    Diversified   3.58%     3.64%     3.30%       39
 ---------------------------------------------------------
  Tax-Exempt
    California    3.47%     3.53%     3.11%       34
 ---------------------------------------------------------
  Tax-Exempt
    New York      3.52%     3.58%     3.19%       34
 ---------------------------------------------------------

* ILA offers three separate classes of units (Institutional, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle unitholders to different services. The Administration units and the Service units offer financial institutions the opportunity to receive a fee for providing administrative support services. The Administration units pay 0.15% plus 0.10% from the adviser for a total of 0.25%. The Service units pay 0.40% plus 0.10% from the adviser for a total of 0.50%. More complete information, including management fees and expenses, is included in the ILA Portfolios' prospectus or may be obtained by calling the Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy
Economy and a Strong Market

     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.

     The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.

     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.

     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.

     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from

--------------------------------------------------------------------------------
the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

The Credit Picture Abroad:  Europe Improved,
While Asia Was Generally Stable

     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks. In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.

     In 1996, we continued to apply conservative credit standards to our money market portfolios. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments in 1997.

Outlook and Strategies for 1997

     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.

     Consequently, ILA Portfolios will continue to be managed with short-to-neutral average life targets and short, ddered structures to prepare for higher rates ahead.

Extended Trading Hours Improve Service Further

     On November 4, 1996, we extended the trading hours for the Institutional Liquid Assets Federal and Treasury Instruments Portfolios to 3:00 p.m. EST. Many clients have already taken advantage of this additional flexibility.

     In closing, we thank you for your support and for making 1996 a successful year for the ILA Portfolios. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Commercial Paper and Corporate Obligations--60.5%
Bank Holding Companies
BankAmerica Corp.
$50,000,000       5.27%         03/21/97     $ 49,421,764
Business Credit Institutions
General Electric Capital Corp.
 20,000,000       5.30          03/26/97       19,752,667
 30,000,000       5.44          04/03/97       29,582,933
JC Penney Funding Corp.
 44,300,000       5.31          01/31/97       44,103,973
Chemicals
Bayer Corp.
 25,000,000       5.33          03/13/97       24,737,201
Commercial Banks
CP Trust Certificates Series 1996
 35,000,000       5.94/(a)/     03/28/97       35,000,000
Life Insurance
Commonwealth Life Insurance Co.
 55,000,000       6.11/(b)/     05/08/97       55,000,000
Pacific Mutual Life Insurance Co.
 25,000,000       5.52/(b)/     02/28/97       25,000,000
Prudential Funding Corp.
 40,000,000       5.42          01/29/97       39,831,378
Motor Vehicles and Equipment
Ford Motor Credit Corp.
 20,000,000       5.50          01/28/97       19,917,500
Hertz Corporation
 25,000,000       5.32          02/04/97       24,874,389
Personal Credit Institutions
Associates Corp.
 50,000,000       5.32          01/29/97       49,793,111
Household Finance Corp.
 50,000,000       5.32          03/12/97       49,482,778
Transamerica Finance Corp.
 20,000,000       5.43          01/29/97       19,915,533
Receivable/Asset Financings
Beta Finance Inc.
  7,000,000       6.11          06/17/97        7,000,000
Delaware Funding Corp.
 30,000,000       5.29          02/20/97       29,779,583
Enterprise Funding Corp.
 10,062,000       5.33          01/21/97       10,032,205
  9,103,000       5.33          01/23/97        9,073,350
International Lease Finance Corp.
  9,000,000       5.29%         03/24/97      $ 8,891,555
 30,000,000       5.32          04/04/97       29,587,700
New Center Asset Trust
 10,000,000       5.52          01/28/97        9,958,600
 10,000,000       5.37          04/04/97        9,861,275
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 40,000,000       5.30          02/13/97       39,746,778
 10,000,000       5.34          03/12/97        9,896,167
C.S. First Boston, Inc.
 15,000,000       5.33          01/22/97       14,953,363
Merrill Lynch & Co., Inc.
 10,000,000       5.45          02/19/97        9,925,819
 40,000,000       5.33          02/26/97       39,668,356
Morgan Stanley Group, Inc.
 10,000,000       5.59          01/28/97        9,958,075
 15,000,000       5.32          02/06/97       14,920,200
 25,000,000       5.79/(a)/     06/27/97       25,000,000
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                               $764,666,253
-----------------------------------------------------------
Bank Notes--10.7%
Colorado National Bank
$25,000,000       5.59%/(b)/    01/15/97     $ 24,999,810
FCC National Bank
 15,000,000       5.70          05/22/97       14,982,722
 20,000,000       6.00          06/02/97       20,000,808
Huntington National Bank
 25,000,000       6.05          06/13/97       25,014,637
PNC Bank, N.A.
 40,000,000       5.58/(b)/     04/01/97       39,992,313
SMM Trust 1996
 10,000,000       5.69/(b)/     06/20/97       10,000,000
-----------------------------------------------------------
Total Bank Notes                             $134,990,290
-----------------------------------------------------------
U.S. Government Agency Obligations--1.6%
Federal National Mortgage Association
$20,400,000       5.36%         03/12/97     $ 20,187,386
-----------------------------------------------------------
Total U.S. Government Agency Obligations     $ 20,187,386
-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio (continued)
December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Certificates of Deposit--9.5%
Chase Manhattan Corp.
$ 10,000,000       5.75%         02/03/97    $   10,000,000
  40,000,000       5.42          03/12/97        40,000,000
First Alabama Bank
  20,000,000       5.55          02/28/97        19,999,973
Mellon Bank, N.A.
  40,000,000       5.35          02/19/97        40,000,000
Union Bank of California
  10,000,000       5.58          02/28/97        10,000,000
-----------------------------------------------------------
Total Certificates of Deposit                $  119,999,973
-----------------------------------------------------------
Repurchase Agreements--17.9%
C.S. First Boston Corp., dated 12/31/96, repurchase
   price $50,465,000 (FNMA: $51,588,373, 6.12%-6.23%,
   02/01/32-10/01/32)
$ 50,000,000       5.40%         03/03/97    $   50,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $100,036,111 (U.S. Treasury Bond: $53,861,960,
   11.25%, 02/15/15; FHLB Stripped Security:
   $48,746,508, 06/23/97)
 100,000,000       6.50          01/02/97       100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $25,213,750 (FNMA: $9,152,917, 7.50%,
   04/01/26; FHLMC: $17,073,692, 7.50%, 11/01/26)
  25,000,000       5.40          02/26/97        25,000,000
Smith Barney, Inc., dated 12/31/96, repurchase price
   $30,257,450 (FHLMC: $31,328,053, 7.00%,
   06/01/26-11/01/26)
  30,000,000       5.42          02/26/97        30,000,000
Joint Repurchase Agreement Account
  21,400,000       6.58          01/02/97        21,400,000
-----------------------------------------------------------
Total Repurchase Agreements                  $  226,400,000
-----------------------------------------------------------
Total Investments                            $1,266,243,902/(c)/
===========================================================

/(a)/Variable rate security-base index is one of the following:
     U.S. Treasury Bill
     One or three month LIBOR
     One month commercial paper
     Federal Funds
     Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Commercial Paper and Corporate Obligations--48.5%
Business Credit Institutions
General Electric Capital Corp.
$15,000,000      5.44%           04/03/97      $ 14,791,467
Commercial Banks
CP Trust Certificates Series 1996
 20,000,000      5.68/(a)/       03/28/97        20,000,000
Computer Software and Services
Siemens Capital Corp.
 25,000,000      5.32            02/13/97        24,841,139
Foreign Banks
Banca Crt Financial Corp.
 10,000,000      5.35            01/22/97         9,968,792
  5,000,000      5.35            01/31/97         4,977,708
 17,430,000      5.45            03/03/97        17,269,039
  5,400,000      5.42            04/03/97         5,325,204
Generale Bank
 15,000,000      5.35            04/10/97        14,779,313
San Paolo U.S. Finance Co.
 25,000,000      5.36            01/31/97        24,888,333
 15,000,000      5.33            02/13/97        14,904,504
Unifunding, Inc.
 40,000,000      5.45            01/29/97        39,830,444
Home Builders
International Lease Finance Corp.
 40,000,000      5.43            03/07/97        39,607,833
Life Insurance
Commonwealth Life Insurance Co.
 25,000,000      5.64/(b)/       05/08/97        25,000,000
Prudential Funding Corp.
 10,000,000      5.42            01/29/97         9,957,844
Motor Vehicles and Equipment
Daimler Benz Corp., N.A.
 25,000,000      5.35            03/25/97        24,691,631
Ford Motor Credit Co.
 40,000,000      5.32            02/04/97        39,799,022
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 35,000,000      5.30            02/13/97        34,778,431
Merrill Lynch & Co., Inc.
 40,000,000      5.35            02/11/97        39,756,278
Morgan Stanley Group, Inc.
 20,000,000      5.32            02/06/97        19,893,600
 20,000,000      5.53/(a)/       06/27/97        20,000,000
Nomura Holdings
 35,000,000      5.39            01/29/97        34,853,272
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                                 $479,913,854
-----------------------------------------------------------
Bank Notes--15.1%
Colorado National Bank
$15,000,000      5.59%/(b)/      01/15/97      $ 14,999,886
Dakota Certificates of Standard Credit Card Master Trust
 20,000,000      5.33/(b)/       02/07/97        19,890,439
FCC National Bank, Wilmington
 10,000,000      5.70            05/22/97         9,988,481
First Bank FSB
  5,000,000      5.61/(b)/       04/11/97         4,999,734
First National Bank of Maryland
  5,000,000      5.60/(b)/       09/30/97         4,998,547
Huntington National Bank
  5,000,000      6.05            06/13/97         4,998,229
PNC Bank, N.A.
 10,000,000      5.58/(b)/       04/01/97         9,998,078
 20,000,000      5.40/(b)/       10/01/97        19,988,244
Society National Bank of Cleveland
 25,000,000      5.58/(b)/       05/14/97        24,990,309
SMM Trust 1996
 10,000,000      5.69/(b)/       06/20/97        10,000,000
Southtrust Bank of Alabama, N.A.
 25,000,000      5.54/(b)/       05/15/97        24,995,313
-----------------------------------------------------------
Total Bank Notes                               $149,847,260
-----------------------------------------------------------
Certificates of Deposit--0.5%
Chase Manhattan Corp.
$ 5,000,000      5.75%           02/03/97      $  5,000,000
-----------------------------------------------------------
Total Certificates of Deposit                  $  5,000,000
-----------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%
Norinchukin Bank, London
$40,000,000      5.49%           03/18/97      $ 40,000,830
Sanwa Bank Ltd., London
 35,000,000      5.46            03/21/97        35,000,377
-----------------------------------------------------------
Total Certificates of Deposit - Foreign
   Eurodollar                                  $ 75,001,207
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
----------------------------------------------------------
ILA Money Market Portfolio (continued)
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Certificates of Deposit - Yankeedollar--9.1%
Industrial Bank of Japan, New York
$35,000,000      5.46%           03/19/97      $ 35,000,368
Landesbank Hessen Thuer Gir, New York
 30,000,000      6.03            06/13/97        30,036,531
Sumitomo Bank, Los Angeles
 25,000,000      5.52            02/28/97        24,998,171
-----------------------------------------------------------
Total Certificates of Deposit - Yankeedollar   $ 90,035,070
-----------------------------------------------------------
Taxable Municipal Notes--2.9%
Florida Housing Finance Authority
$28,800,000      5.92%/(b)/      01/01/34      $ 28,800,000
-----------------------------------------------------------
Total Taxable Municipal Notes                  $ 28,800,000
-----------------------------------------------------------
Time Deposit--3.6%
Bank of Tokyo, Mitsubishi Bank Ltd.
$35,000,000      5.50%           05/16/97      $ 35,000,000
-----------------------------------------------------------
Total Time Deposit                             $ 35,000,000
-----------------------------------------------------------
Repurchase Agreements--12.9%
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $50,018,056 (FHLMC: $52,044,149, 7.26%,
   09/17/01)
$50,000,000      6.50%           01/02/97      $ 50,000,000
Joint Repurchase Agreement Account
 77,200,000      6.58            01/02/97        77,200,000
-----------------------------------------------------------
Total Repurchase Agreements                    $127,200,000
-----------------------------------------------------------
Total Investments                              $990,797,391/(c)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
      U.S. Treasury Bill
      One or three  month LIBOR
      One month  commercial  paper
      Federal  Funds
      Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Government Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest      Maturity        Amortized
 Amount             Rate          Date             Cost
===========================================================
U.S. Government Agency Obligations--31.2%

Federal Home Loan Bank

$ 25,000,000       5.35%         01/30/97      $ 24,892,257
  50,000,000       5.40/(a)/     04/04/97        49,988,154
  25,000,000       5.45          11/12/97        24,977,221
  10,000,000       5.42          12/02/97         9,986,619
  25,000,000       5.50/(a)/     12/26/97        24,979,592

Federal National Mortgage Association

  30,000,000       6.50          01/02/97        29,994,583
  15,000,000       4.72/(a)/     01/27/97        14,999,007
  20,000,000       5.41/(a)/     09/29/97        19,992,616
   7,500,000       5.53          10/29/97         7,497,075
  50,000,000       5.40/(a)/     12/03/97        49,968,600
-----------------------------------------------------------
Total U.S. Government Agency Obligations       $257,275,724
-----------------------------------------------------------
U.S. Treasury Obligations--3.0%

United States Treasury Notes

$ 20,000,000       5.63%         06/30/97      $ 19,965,941
   5,000,000       6.00          09/02/97         4,999,214
-----------------------------------------------------------
Total U.S. Treasury Obligations                $ 24,965,155
-----------------------------------------------------------
Repurchase Agreements--66.1%

Bear Stearns Companies, Inc. dated 12/31/96, repurchase
   price $30,011,333 (FNMA: $30,894,721, 8.50%, 09/01/25)
$ 30,000,000      6.80%          01/02/97       $30,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase
   price $30,403,125 (FHLM: $31,559,521, 7.00%, 11/01/26)
  30,000,000      5.38           03/11/97        30,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $30,011,500 (U.S. Treasury Bill: $30,600,013, 11/13/97)
  30,000,000      6.90           01/02/97        30,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $30,403,125 (FNMA: $30,964,228, 6.12%, 10/01/32)
  30,000,000      5.38           03/11/97        30,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase
   price $30,403,125 (FNMA: $31,531,603, 8.00%, 06/01/26)
  30,000,000      5.38           03/12/97        30,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (U.S. Treasury Stripped
   Security: $22,193,561, 11/15/99; U.S. Treasury
   Notes: $8,408,442, 7.75%-8.88%, 2/15/00-2/15/01)
  30,000,000      7.10           01/02/97        30,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (FNMA: $30,385,501, 5.28%,
   06/01/24)
  30,000,000      7.10           01/02/97        30,000,000

Repurchase Agreements  (continued)

Nomura Securities International, Inc., dated 12/31/96,
   repurchase price $30,012,500 (FHLM: $30,924,339,
   6.50%-8.00%, 01/01/00-09/01/11)
$ 30,000,000      7.50%          01/02/97      $ 30,000,000

Joint Repurchase Agreement Account
 305,000,000      6.58           01/02/97       305,000,000
-----------------------------------------------------------
Total Repurchase Agreements                    $545,000,000
-----------------------------------------------------------
Total Investments                              $827,240,870/(b)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
     Federal Funds
     Prime lending rate
     One month LIBOR

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Treasury Obligations Portfolio
December 31, 1996

-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
U.S. Treasury Obligations--9.6%
United States Treasury Notes
$40,000,000      5.63%           06/30/97       $39,932,792
 27,500,000      5.38            12/01/97        27,459,792
 10,000,000      5.25            12/31/97         9,975,384
-----------------------------------------------------------
Total U.S. Treasury Obligations                 $77,367,968
-----------------------------------------------------------
Repurchase Agreements--90.8%
Bear Stearns Companies Inc., dated 12/31/96, repurchase
  price $35,013,125 (U.S. Treasury Note: $35,659,606,
  8.75%, 8/15/00)
$35,000,000      6.75%           01/02/97       $35,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $30,399,750 (U.S. Treasury Note: $30,748,620, 7.50%,
   11/15/01)
 30,000,000      5.33            03/13/97        30,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase
   price $35,013,028 (U.S. Treasury Bond: $35,702,267,
   8.50%, 02/15/20)
 35,000,000      6.70            01/02/97        35,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $35,013,417 (U.S. Treasury Bill: $35,700,492, 11/13/97)
 35,000,000      6.90            01/02/97        35,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $35,012,833 (U.S. Treasury Note: $35,700,497, 7.25%,
   02/15/98)
 35,000,000      6.60            01/02/97        35,000,000

JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $35,012,833 (U.S. Treasury Note: $35,838,260,
   7.38%, 11/15/97)
 35,000,000      6.60            01/02/97        35,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $35,013,806 (U.S. Treasury Stripped
   Securities: $35,703,063, 02/15/00-11/15/00)
 35,000,000      7.10            01/02/97        35,000,000

Merrill Lynch Government Securities, Inc., dated
   12/31/96, repurchase price $35,012,542 (U.S. Treasury
   Stripped Securities: $35,702,128, 02/15/02-02/15/26)
 35,000,000      6.45            01/02/97        35,000,000

Nomura Securities International, Inc., dated 12/12/96,
   repurchase price $30,400,500 (U.S. Treasury Notes:
   $30,600,339, 5.13%-8.50%, 04/15/97-08/15/01)
 30,000,000      5.34            03/12/97        30,000,000

Sanwa Securities, dated 12/31/96, repurchase price
   $35,013,125 (U.S. Treasury Note: $36,039,356, 8.50%,
   2/15/00)
 35,000,000      6.75            01/02/97        35,000,000

Smith Barney Inc., dated 12/11/96, repurchase price
   $30,400,500 (U.S. Treasury Notes: $28,942,094,
   5.38%-6.88%, 05/15/97-07/31/99; U.S. Treasury Stripped
   Security: $1,658,209, 02/15/00)
 30,000,000      5.34            03/11/97        30,000,000

UBS Securities Inc., dated 12/31/96, repurchase price
   $35,013,368 (U.S. Treasury Note: $35,676,249, 6.00%,
   09/30/98)
 35,000,000      6.88            01/02/97        35,000,000

Joint Repurchase Agreement Account
327,900,000      6.58            01/02/97       327,900,000
-----------------------------------------------------------
Total Repurchase Agreements                    $732,900,000
-----------------------------------------------------------
Total Investments                              $810,267,968/(a)/
===========================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect
the value of investments in that category as a percentage
of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Treasury Instruments Portfolio
December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
U.S. Treasury Obligations--99.3%
United States Treasury Bills
$25,000,000       4.72%         01/30/97       $  24,904,944
  5,500,000       4.95          01/30/97           5,478,069
 75,000,000       4.80          02/06/97          74,640,000
 48,600,000       4.83          02/06/97          48,365,262
 14,500,000       4.86          02/06/97          14,429,530
 32,100,000       5.41          02/06/97          31,942,389
 90,000,000       4.95          02/06/97          89,554,500
 75,000,000       4.82          02/13/97          74,568,208
150,000,000       5.03          02/13/97         149,098,792
 10,500,000       4.86          02/27/97          10,419,203
 21,500,000       4.90          02/27/97          21,333,196
 28,400,000       4.94          02/27/97          28,177,865
United States Treasury Notes
 30,000,000       6.25          01/31/97          30,025,345
 50,000,000       7.50          01/31/97          50,097,656
 50,000,000       4.75          02/18/97          49,961,310
312,000,000       6.88          02/28/97         312,866,648
205,000,000       6.63          03/31/97         205,703,323
------------------------------------------------------------
Total U.S. Treasury Obligations               $1,221,566,240
------------------------------------------------------------
Total Investments                             $1,221,566,240/(a)/
============================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Federal Portfolio

December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity          Amortized
 Amount           Rate            Date              Cost
============================================================
U.S. Government Agency Obligations--100.3%
Federal Farm Credit Bank
$ 20,515,000     5.36%          01/02/97        $ 20,511,946
  37,635,000     5.58           01/06/97          37,605,833
   2,400,000     5.58           01/07/97           2,397,767
  27,300,000    5.26-5.27       01/13/97          27,252,072
  36,345,000     5.35           01/15/97          36,269,382
  56,000,000     5.37           01/21/97          55,832,933
  42,000,000     5.37           01/23/97          41,862,170
   9,750,000     5.50           01/27/97           9,711,271
  11,490,000     5.48           01/31/97          11,437,529
 212,210,000    5.23-5.41/(a)/  02/03/97         212,075,061
  44,895,000     5.21           02/04/97          44,674,092
  24,000,000     5.33           02/06/97          23,872,080
  20,545,000    5.21-5.33       02/10/97          20,424,201
  10,000,000     5.20           02/14/97           9,936,444
  79,055,000    5.21-5.39       02/18/97          78,494,540
  14,830,000     5.22           02/21/97          14,720,332
  50,635,000    5.21-5.33       02/26/97          50,216,604
  17,000,000     5.21           02/27/97          16,859,764
  16,000,000     5.21           02/28/97          15,865,698
  51,610,000    5.22-5.32       03/03/97          51,423,313
   8,000,000     5.32           03/10/97           7,919,609
   7,180,000     5.21           03/11/97           7,108,302
  50,000,000     5.48/(b)/      03/11/97          49,992,224
   6,200,000     5.21           03/12/97           6,137,191
  20,000,000     5.36           03/25/97          19,752,844
  19,000,000    5.32-5.36       03/26/97          18,762,747
   9,000,000     5.32           03/27/97           8,886,950
  11,000,000     5.32           03/31/97          10,855,325
  17,000,000     5.30           04/01/97          16,774,750
  50,000,000     5.52/(b)/      05/21/97          49,981,445
  50,000,000     5.84           06/18/97          49,958,175
  10,000,000     5.37/(b)/      06/26/97           9,996,868
  50,000,000     5.49/(b)/      08/26/97          49,972,764
  50,000,000     5.36/(b)/      10/02/97          49,959,775
Federal Home Loan Bank
   5,100,000     5.22           01/02/97           5,099,261
  50,000,000     5.38/(b)/      01/03/97          49,999,747
  17,895,000     5.24           01/16/97          17,855,929
  34,900,000     5.23           01/23/97          34,788,562
  25,000,000     5.28           01/28/97          24,901,000
 133,300,000    5.22-5.35       01/30/97         132,733,719
  25,130,000     5.28           01/31/97          25,019,533
 181,845,000    5.21-5.32       02/13/97         180,701,332
  28,750,000    5.21-5.26       02/14/97          28,566,649
 145,815,000     5.20%          02/20/97         144,761,891
  34,300,000     5.31           02/21/97          34,041,978
 125,320,000    5.20-5.21       02/27/97         124,287,275
  27,680,000     5.21           03/06/97          27,423,622
 101,750,000     5.23           03/13/97         100,700,477
  35,000,000     5.35           03/27/97          34,557,882
  50,000,000     5.51/(b)/      03/27/97          49,989,790
  80,000,000     5.35           03/31/97          78,941,889
 100,000,000     5.22/(b)/      04/01/97          99,981,167
  25,000,000     5.84           06/27/97          24,976,809
  50,000,000     5.51/(b)/      08/28/97          49,977,691
  65,000,000     5.50/(b)/      09/26/97          64,962,440
  50,000,000     5.50/(b)/      12/26/97          49,959,182
Student Loan Marketing Association
  75,000,000     5.41           10/02/97          74,972,733
  74,000,000     5.46           11/10/97          73,963,185
Tennessee Valley Authority
  40,000,000     5.21           01/24/97          39,866,856
  47,975,000     5.21           02/05/97          47,731,993
  47,300,000     5.21           02/06/97          47,053,567
  87,385,000    5.20-5.22       02/19/97          86,765,491
  75,000,000     5.17           02/20/97          74,461,458
  75,000,000     5.17           02/21/97          74,450,688
  60,840,000    5.26-5.31       02/25/97          60,347,412
  20,000,000     5.23           03/21/97          19,770,461
 106,885,000     5.28           03/26/97         105,568,177
  75,000,000     5.25           04/09/97          73,928,125
------------------------------------------------------------
Total Investments                             $3,300,609,972/(c)/
============================================================
/(a)/Variable rate security-base index is one of the following:
       U.S. Treasury Bill
       One or three month LIBOR
       Federal Funds
       Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio
December 31, 1996

--------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
==============================================================
Alabama--6.4%

Columbia IDB PCRB Series 1996 A for Alabama Power Co.
   (VMIG1)
$21,000,000      5.00%          01/01/97      $21,000,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 B
   (A-1/VMIG1)/(c)/
 23,500,000      5.00           01/01/97       23,500,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 C
   (A-1/VMIG1)
  4,600,000      4.65           01/01/97        4,600,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 E
   (A-1/VMIG1)
  4,900,000      5.10           01/01/97        4,900,000
Homewood RB for Samford University (Bank of Nova Scotia
   LOC) (A-1+/VMIG1)
 16,000,000      5.00           01/01/97       16,000,000
Jefferson County Sewer Revenue Warrants Series 1995 A
   (Bayerische Landesbank Girozentrale LOC)(A-1+/P-1)
 19,300,000      4.25           01/07/97       19,300,000
Mobile County IDA PCRB for M&T Chemicals (Bankers Trust
   LOC) (A1)
  3,000,000      4.13           01/01/97        3,000,000
Mobile IDA PCRB for Alabama Power Co. Series
   1993A(A-1/VMIG1)
  8,600,000      4.15           01/01/97        8,600,000
Mobile IDA PCRB for Alabama Power Co. Series
   1994(A-1/VMIG1)
  2,100,000      5.00           01/01/97        2,100,000
-----------------------------------------------------------
                                             $103,000,000
-----------------------------------------------------------
Alaska--0.2%
Valdez Marine Terminal RB for Arco, Inc. Series 1994
   C(A-1/P-1)
$ 2,600,000      3.60%          04/10/97      $ 2,600,000
-----------------------------------------------------------
Arkansas--1.2%
Crossett PCRB for Georgia Pacific Corp. Series 1991
   VRDN
   (Suntrust Bank LOC)(A-1+/AA3)
$ 9,500,000      4.15%          01/07/97      $ 9,500,000
Union County PCRB Series 1988 for Great :Lakes Chemical
   (A-1)
  9,000,000      4.21/(b)/      01/07/97        9,000,000
-----------------------------------------------------------
                                              $18,500,000
-----------------------------------------------------------
California--5.8%
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
$ 6,000,000      3.47%          01/31/97      $ 6,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 12,000,000      4.00           01/07/97       12,000,000
California Statewide Communities Development Authority
   Refunding RB Series 1995(A-1+)/(c)/
$ 9,300,000      3.90%          01/07/97      $ 9,300,000
California Statewide Communities Development Authority
   Refunding RB Series 1995A-2(A-1+)
  2,500,000      3.90           01/07/97        2,500,000
Los Angeles County MF Hsg. RB(A-1+)
  3,500,000      2.80           01/07/97        3,500,000
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty
   Trust Co./Westdeutsche Landesbank Girozentrale/Bank
   of America/Union Bank of Switzerland
   LOC)(SP-1/VMIG1)
 12,450,000      4.50           06/30/97       12,492,536
Newport Beach VRDN RB Series 1996 A(A-1+)
    600,000      5.15           01/01/97          600,000
State of California RANS Series 1996-97(SP-1+/VMIG1)
 45,800,000      4.05           01/07/97       45,800,000
-----------------------------------------------------------
                                              $92,192,536
-----------------------------------------------------------
Colorado--0.6%
State of Colorado General Fund TRANS Series 1996
   A(SP-1+)
$10,000,000      4.50%          06/27/97      $10,033,630
-----------------------------------------------------------
Connecticut--1.4%
State of Connecticut Development Authority
   PCRB(Deutsche Bank LOC)(A-1+/VMIG1)
$17,400,000      4.15%/(b)/     01/07/97      $17,400,000
State of Connecticut State 2nd Lien VRDN (Commerzbank
   Bank LOC)(A-1+/VMIG1)
  4,800,000      4.00           01/07/97        4,800,000
-----------------------------------------------------------
                                              $22,200,000
-----------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES for Georgetown
   University Series 1988 B, C and E (Bayerishe
   Landesbank Girozentrale LOC)
   (A-1+/VMIG1)
$10,900,000      4.10%          01/07/97      $10,900,000
HFA MF Hsg. for Mclean Gardens South Apartments VRDN
   (Sumitomo Bank LOC)(VMIG1)
  7,000,000      4.30           01/07/97        7,000,000
-----------------------------------------------------------
                                              $17,900,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Florida--2.8%
Dade County Water & Sewer VRDN Series 1994(A-1+/VMIG1)
$7,475,000       4.00%/(b)/     01/07/97      $ 7,475,000
Florida Local Government Pooled CP Notes (First Union
   National Bank of Florida LOC)(A-1+/P-1)
29,162,000       3.70           01/24/97       29,162,000
7,225,800        3.60           02/18/97        7,225,800
1,800,000        3.50           03/14/97        1,800,000
-----------------------------------------------------------
                                              $45,662,800
-----------------------------------------------------------
Georgia--12.0%
Albany Dougherty PCRB for Philip Morris Co. (A-1/P-1)
$17,000,000      4.15%          01/07/97      $17,000,000
Albany Dougherty PCRB Series 1991 for Georgia Power
   Co.(A-1+)
  2,120,000      4.15           01/07/97        2,120,000
Burke County Development Authority RB(A-1+/VMIG1)
  6,000,000      4.65           01/01/97        6,000,000
 29,055,000      5.00           01/01/97       29,055,000
  3,000,000      4.15           01/07/97        3,000,000
Burke County PCRB for Georgia Power Co.(A-1+/VMIG1)/(c)/
  2,900,000      5.00           01/07/97        2,900,000
 29,850,000      4.00/(b)/      01/07/97       29,850,000
  3,425,000      4.15           01/07/97        3,425,000
  6,000,000      4.15           01/07/97        6,000,000
Burke County PCRB for Georgia Power Co. Series
   1994(VMIG1)
  3,400,000      5.00           01/07/97        3,400,000
Cobb County Institute of Nuclear Operations Inc. VRDN
   for Georgia Power Co. (Suntrust Bank LOC)(Aa3)
  4,295,000      4.15           01/07/97        4,295,000
Cobb County Power Operations Inc. VRDN (Trust Company
   Bank LOC)(AA-)
  2,330,000      4.15           01/07/97        2,330,000
Columbus Hospital Authority RB for St. Francis
   Hospital(VMIG1)
  7,750,000      4.15/(b)/      01/01/97        7,750,000
DeKalb County IDA VRDN for Siemens Energy and
   Automation, Inc.(P-1)
  3,750,000      4.05           01/07/97        3,750,000
Dekalb Private Hospital Authority VRDN for Egleston
   Children's Hospital Series 1994 A (Suntrust Bank
   LOC)(VMIG1)
  1,800,000      4.05           01/07/97        1,800,000
Floyd County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  5,080,000      5.00           01/07/97        5,080,000
Fulco Hospital Authority Revenue Anticipation
   Certificates Series 1992 (Suntrust Bank LOC)(A-1+)
  4,815,000      4.15%          01/07/97        4,815,000
Georgia Municipal Gas Authority RB(A-1/VMIG1)
 22,200,000      4.00/(b)/      01/07/97       22,200,000
Heard County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  1,800,000      5.00           01/01/97        1,800,000
Henry County IDA PCRB for Georgia Pacific Corp.
   (Suntrust Bank LOC)(Aa3)
  4,000,000      4.15           01/07/97        4,000,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1985 B and C (Credit
   Suisse/Morgan Guaranty/Bayerische Landesbank
   Girozentrale LOC)(A-1+/P-1)
 12,650,000      3.55           03/06/97       12,650,000
  8,145,000      3.55           03/11/97        8,145,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1994 C (Credit
   Suisse/Morgan Guaranty/
   Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  7,000,000      3.50           03/13/97        7,000,000
Savannah Economic Development Authority PCRB VRDN for
   Savannah Electric & Power Co. (A-1/VMIG1)
  4,085,000      4.15           01/07/97        4,085,000
-----------------------------------------------------------
                                             $192,450,000
-----------------------------------------------------------
Hawaii--0.1%
Hawaii Housing Finance and Development Authority VRDN
   (FHLB LOC)(A-1+)
$ 2,200,000      2.80%          01/07/97      $ 2,200,000
-----------------------------------------------------------
Idaho--0.6%
Idaho Health Facilities for Holy Cross Health
   Systems(A-1/VMIG1)
$10,000,000      4.10%          01/07/97      $10,000,000
-----------------------------------------------------------
Illinois--3.2%
Belleville IDA for Weyerhaeuser Company Series
   1993(A-1)
$ 1,800,000      4.21%          01/07/97      $ 1,800,000
Illinois Health Facilities Authority VRDN for Central
   Dupage Hospital (Rabobank Nederland LOC)(VMIG1)
  5,000,000      5.25           01/01/97        5,000,000
Illinois Health Facilities Authority VRDN for
   Resurrection Healthcare(VMIG1)
 15,000,000      5.00           01/01/97       15,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
Illinois  (continued)
Illinois Health Facilities Authority VRDN Series 1985 D Revolving
   Fund Pooled Finance Program (First National Bank of Chicago
   LOC)(A-1/VMIG1)
$16,600,000      4.15%          01/07/97      $  16,600,000
Illinois Health Facility Authority VRDN for Elmhurst Memorial
   Hospital(VMIG1)
    100,000      5.30           01/01/97            100,000
Sauget PCRB VRDN Series 1992(P-1)
  3,300,000      4.20           01/07/97          3,300,000
Sauget PCRB VRDN Series 1993(P-1)
  9,335,000      4.20           01/07/97          9,335,000
-----------------------------------------------------------
                                              $  51,135,000
-----------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN Series 1985 C and D (Bank of
   America LOC)(VMIG1)
$ 1,180,000      4.15%          01/07/97      $   1,180,000
Fort Wayne Parkview Memorial Hospital VRDN Series 1985
   B, C & D (Fuji Bank LOC)(VMIG1)/(c)/
 16,855,000      4.15           01/07/97         16,855,000
Gary CP Notes for U.S. Steel Corp. (Bank of New York LOC)
   (A-1+/P-1)
 20,000,000      3.55           03/11/97         20,000,000
Indiana Hospital Equipment Financing Authority VRDN
   Series 1985 A (MBIA)(A-1/VMIG1)
 29,490,000      4.20           01/07/97         29,490,000
Jasper County PCRB for Nipsco Series 1994 A(A-1+/VMIG1)
  5,200,000      5.10           01/01/97          5,200,000
Schererville Economic Development VRDN Series 1983 for Avery
  International Corp. Project (Bankers Trust LOC)(Aa2)
  4,000,000      4.13           01/07/97          4,000,000
Warrick County PCRB for Aluminum Company of America Series
  1992(A-1)
  5,000,000      4.15           01/07/97          5,000,000
-----------------------------------------------------------
                                              $  81,725,000
-----------------------------------------------------------
Iowa--1.4%
Muscatine County VRDN for Monsanto Corp.(P-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Salix PCRB VRDN for Midwest Power Systems Inc.(A-1/VMIG1)/(c)/
 21,795,000      4.15           01/07/97         21,795,000
-----------------------------------------------------------
                                              $  22,795,000
-----------------------------------------------------------
Kentucky--1.7%
Calvert VRDN for Air Products and Chemicals Inc. Project(A-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Mason County Variable/Fixed Rate PCRB Pooled for East Kentucky
  Power (CFC)(A-1+/Aa3)
 13,450,000      4.15           01/07/97         13,450,000
Trimble County PCRB for Louisville Gas & Electric Series 1996 A(A-
  1+/VMIG1)
 12,500,000      3.50           03/14/97         12,500,000
-----------------------------------------------------------
                                              $  26,950,000
-----------------------------------------------------------
Louisiana--2.5%
Ascension Parish PCRB for BASF Wyandotte Corp. Series
   1985 (Bank of Tokyo LOC)(P-1)
$ 2,600,000      5.10%          01/01/97      $   2,600,000
Ascension Parish PCRB for Vulcan Materials Co. Series 1996(A-
   1+/VMIG1)
  8,200,000      4.20           01/07/97          8,200,000
Louisiana Public Facilities Authority School Health Care System
   UPDATE Series 1993(A-1+/VMIG1)
  7,700,000      3.60           01/08/97          7,700,000
Parish of Desoto PCRB Series 1991 A (Swiss Bank LOC)(A-1+/VMIG1)
  4,600,000      4.05           01/07/97          4,600,000
Parish of Iberville VRDN for Air Products and Chemicals, Inc.
   Project(A-1)
  6,200,000      4.20           01/07/97          6,200,000
Plaquemines Port RB for Teco Energy, Inc. Series 1985 B(A-1+/P-1)
  2,000,000      3.60           02/13/97          2,000,000
South Louisiana Port Commission RB for Occidental Petroleum Corp.
   Series 1996 (Wachovia Bank LOC)(P-1)
  4,400,000      4.15           01/07/97          4,400,000
West Baton Rouge Parish VRDN for Dow Chemical Co. Series 1991
   (P-1)
  4,000,000      3.55           02/10/97          4,000,000
-----------------------------------------------------------
                                              $  39,700,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996
--------------------------------------------------------------------



--------------------------------------------------------------------
Principal            Interest           Maturity           Amortized
 Amount                Rate               Date                Cost
====================================================================
Maryland--0.9%
Baltimore County Consolidated Public Improvement BANS Series
  1995(A-1+/P-1)
$10,000,000          3.55%              02/06/97     $    10,000,000
Frederick GO VRDN (Fuji Bank LOC)(A-1/VMIG1)
  4,800,000          4.25               01/07/97           4,800,000
--------------------------------------------------------------------
                                                     $    14,800,000
--------------------------------------------------------------------
Massachusetts--1.6%
Massachusetts Bay Transportation Authority Series 1996 A Notes
  (SP-1/MIG2)
$11,000,000          3.75%              02/28/97     $    11,008,115
Massachusetts Health & Education Authority RB for Harvard
  University Series I(A-1+/VMIG1)/(c)/
 13,866,000          3.90               01/07/97          13,866,000
--------------------------------------------------------------------
                                                     $    24,874,115
--------------------------------------------------------------------
Michigan--0.7%
Michigan Job Development Authority for Mazda Motor Manufacturing
  VRDN (Sumitomo Bank LOC)(VMIG1)
$11,100,000          4.25%              01/07/97     $    11,100,000
--------------------------------------------------------------------
Minnesota--1.5%
Becker PCRB for Northern States Power Co. Series 1992 A(A-1+)
$ 8,000,000          3.65%              01/16/97     $     8,000,000
  6,000,000          3.55               03/12/97           6,000,000
Becker PCRB for Northern States Power Co. Series 1993 A(A-1/VMIG1)
  4,000,000          3.55               03/12/97           4,000,000
White Bear Lake IDA for Weyerhauser Co. Series 1993(A-1)
  6,800,000          4.21               01/07/97           6,800,000
--------------------------------------------------------------------
                                                     $    24,800,000
--------------------------------------------------------------------
Mississippi--0.6%
Canton IDR for Levi Strauss Co. (Bank of America LOC)(P-1)
$10,000,000          4.15%/(b)/         01/07/97     $    10,000,000
--------------------------------------------------------------------
Missouri--1.8%
Belton RB (Texas Commerce Bank LOC)(P-1)
$ 4,025,000          4.25%              01/07/97     $     4,025,000
Kansas City Cloversett IDA MF Hsg. RB Series 1988 VRDN (Boatmen's
  Bank of Kansas City LOC)(A-1+)
  8,720,000          4.30               01/07/97           8,720,000
Missouri Health & Education Facility Authority VRDN (MBIA)(AAA)
 10,500,000          4.10               01/07/97          10,500,000
State Environmental Improvement and Energy Resources
  Authority RB for Monsanto Corporation (P-1)
$ 5,520,000          4.20%              01/07/97     $     5,520,000
--------------------------------------------------------------------
                                                     $    28,765,000
--------------------------------------------------------------------
Montana--0.3%
Forsyth PCRB for Pacificorp. Series 1988 (Industrial Bank of Japan
  LOC)(A-1/P-1)
$ 3,400,000          4.70%              01/01/97     $     3,400,000
Montana State Board of Investments VRDN Payroll Tax Bonds(VMIG1)
  1,000,000          4.00               01/07/97           1,000,000
--------------------------------------------------------------------
                                                     $     4,400,000
--------------------------------------------------------------------
Nevada--0.2%
Clark County VRDN for Nevada Airport System (MBIA)
  (A-1+/VMIG1)
$ 3,200,000          4.00%              01/07/97     $     3,200,000
--------------------------------------------------------------------
New Jersey--3.3%
New Jersey TRANS Series 1997 A(A-1+/P-1)
$48,000,000          3.50%              03/12/97     $    48,000,000
New Jersey Turnpike Authority RB Series 1991 D (FGIC)(P-1)
  5,600,000          3.75               01/07/97           5,600,000
--------------------------------------------------------------------
                                                     $    53,600,000
--------------------------------------------------------------------
New Mexico--0.2%
Farmington PCRB for Arizona Public Service Series 1994 A (Union
  Bank of Switzerland LOC)(A-1+/P-1)
$ 2,600,000          5.00%              01/01/97     $     2,600,000
--------------------------------------------------------------------
New York--12.1%
New York City GO VRDN Series 1993 B (FGIC)(A-1+/VMIG1)
$ 5,500,000          4.50%              01/01/97     $     5,500,000
New York City GO (MBIA)(VMIG1)
 19,800,000          4.15               01/07/97          19,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 60,000,000          4.50               04/15/97          60,137,770
New York City GO Series 1992 D (FGIC)
 20,000,000          3.95               01/07/97          20,000,000
New York City GO Series 1994 (Union Bank of Switzerland
  LOC)(A-1+/VMIG1)
  2,200,000          4.50               01/01/97           2,200,000
New York City GO VRDN (Dai-Ichi Kangyo Bank LOC)(A-1/VMIG1)
  2,600,000          4.50               01/01/97           2,600,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996

--------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount           Rate           Date             Cost
====================================================================
New York  (continued)
New York City GO VRDN (Norinchukin Bank LOC) (A-1+/VMIG1)
$ 7,000,000      4.50%          01/01/97      $ 7,000,000
New York City Municipal Water Finance Authority CP Notes Series 3
  (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  8,900,000      3.50           03/12/97        8,900,000
New York City Municipal Water Finance Authority Series 3 (Toronto
   Dominion Bank/Bank of Nova Scotia
   LOC)(A-1+/P-1)
  3,000,000      3.50           03/11/97        3,000,000
New York State Energy Research & Development Authority PCRB for
  New York State Electric & Gas Series 1994 D (Union Bank of Switzerland LOC)(A-1+/VMIG1)
  8,700,000      4.40           01/01/97        8,700,000
New York State Housing Finance Agency for Normandie Court
  Housing RB Series 1987 A (Fleet Bank LOC)(VMIG1)
    900,000      4.00           01/07/97          900,000
New York State Local Government Assistance Series 1995 B VRDN
  (Bank of Nova Scotia LOC)(A-1+/VMIG1)/(c)/
 19,600,000      4.00           01/07/97       19,600,000
New York State Local Government Series G VRDN (National
  Westminster Bank LOC)(A-1+/VMIG1)
  1,150,000      3.85           01/07/97        1,150,000
New York State Local Government VRDN Series 1995 F (Toronto
  Dominion Bank LOC)(A-1+/VMIG1)/(c)/
 15,000,000      4.00           01/07/97       15,000,000
New York State Triborough Bridge & Tunnel Authority VRDN
  (FGIC)(A-1+/VMIG1)
 19,300,000      4.00           01/07/97       19,300,000
--------------------------------------------------------------------
                                             $193,787,770
--------------------------------------------------------------------
North Carolina--6.0%
North Carolina Eastern Municipal Power Agency RB Series 1988 B
  (Morgan Guaranty/Union Bank of Switzerland LOC)(A-1+)
$ 2,700,000      3.70%          01/16/97      $ 2,700,000
 10,000,000      3.70           01/27/97       10,000,000
Person County PCRB for Carolina Power & Light Series 1992 A
  (A-1/P-1)
  7,000,000      4.25           01/07/97        7,000,000
Rockingham County IDA PCRB for Philip Morris Co.(A-1/P-1)
  3,960,000      4.15           01/07/97        3,960,000

North Carolina  (continued)
Wake County PCRB for Carolina Power & Light Series 1990 A & B (Fuji
Bank LOC)(A-2/P-1)
$ 7,000,000      3.75%          02/06/97      $ 7,000,000
 11,000,000      3.55           02/07/97       11,000,000
 12,100,000      3.55           02/10/97       12,100,000
 12,900,000      3.75           02/14/97       12,900,000
 29,000,000      3.75           02/18/97       29,000,000
-------------------------------------------------------------
                                              $95,660,000
-------------------------------------------------------------
Ohio--2.4%
Cleveland-Cuyahoga County Port Authority VRDN for Rock & Roll
  Hall of Fame (Credit Local de France LOC)(A-1+)
$ 9,000,000      4.05%          01/07/97      $ 9,000,000
Columbus Electric System Series 1994 RB (Union Bank of Switzerland
  LOC)(VMIG1)
 10,620,000      3.35           01/31/97       10,620,000
Franklin County Hospital RB for Holy Cross Health System Series
  1995(A-1/VMIG1)/(c)/
 18,900,000      4.10           01/07/97       18,900,000
-------------------------------------------------------------
                                              $38,520,000
-------------------------------------------------------------
Oregon--1.7%
Lane County PCRB VRDN for Weyerhaeuser Company Series 1994
   (A-1)
$ 6,500,000      4.21%          01/07/97      $ 6,500,000
Portland VRDN for Columbia Grain Inc. Project (Fuji Bank/Bank of
  Tokyo LOC)(VMIG1)
 17,650,000      4.25           01/07/97       17,650,000
State of Oregon Veteran's Welfare Series 73 H VRDN (Morgan
  Guaranty LOC)(A-1+/VMIG1)
  3,400,000      4.00           01/07/97        3,400,000
-------------------------------------------------------------
                                              $27,550,000
-------------------------------------------------------------
Pennsylvania--2.7%
Allegheny County PCRB for U.S. Steel Series 1985 (Commerzbank
  LOC)(A-1+/P-1)
$28,400,000      3.50%          03/13/97      $28,400,000
Allegheny County PCRB for U.S. Steel Series 1986 (Commerzbank
  LOC)(A-1+/P-1)
    700,000      3.50           02/06/97          700,000
Philadelphia TRANS Series 1996-97 A(SP-1/VMIG1)
 14,000,000      4.50           06/30/97       14,036,476
--------------------------------------------------------------
                                              $43,136,476
--------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount            Rate           Date            Cost
===================================================================
Puerto Rico--2.0%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$32,000,000      4.00%          07/30/97    $  32,103,040
-------------------------------------------------------------------
South Carolina--0.7%
York County Floating/Fixed Rate PCRB Pooled Series 1984-North
  Carolina Electric Membership Corp. VRDN (CFC)(A-1+/VMIG1)
$11,275,000      4.15%          01/07/97    $  11,275,000
-------------------------------------------------------------------
Texas--11.5%
Brazos Harbor IDA VRDN for Monsanto Co.(P-1)
$ 3,500,000      4.20%          01/07/97      $ 3,500,000
Brazos River Authority PCRB Series 1994 for Monsanto Co.(P-1)
  5,100,000      4.20           01/07/97        5,100,000
Brazos River Authority VRDN for Monsanto Co.(P-1)
  5,300,000      4.20           01/07/97        5,300,000
Brazos River Harbor Authority VRDN for Dow Chemical Corp. Series
  1991(A-1/P-1)
 13,500,000      3.60           01/24/97       13,500,000
Harris County Health Facilities Development Corp. UPDATE Series
  1993(A-1+/VMIG1)
  5,200,000      3.55           01/07/97        5,200,000
  5,200,000      3.50           01/29/97        5,200,000
Harris County Hospital RB for Childrens Hospital Series 1989 B-2
  (VMIG1)
  7,900,000      4.10           01/07/97        7,900,000
Harris County Toll Road VRDN Series 1994 C(A-1+/VMIG1)
 23,700,000      4.05           01/07/97       23,700,000
Nueces River IDA PCRB UPDATE for San Miguel Electric Series 1984
  (CFC)(A-1+/VMIG1)
 25,000,000      3.50           02/26/97       25,000,000
 25,700,000      3.50           03/10/97       25,700,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 18,800,000      3.50           03/12/97       18,800,000
State of Texas TRANS Series 1996(SP-1+/VMIG1)/(c)/
 25,000,000      4.75/(b)/      08/29/97       25,193,274
 20,000,000      4.75           08/29/97       20,154,620
-------------------------------------------------------------------
                                            $ 184,247,894
-------------------------------------------------------------------
Utah--0.2%
Salt Lake County PCRB for Service Station/British Petroleum Series
  1994 B(P-1)
$ 2,815,000      5.00%          01/01/97      $ 2,815,000
-------------------------------------------------------------------
Virginia--6.7%
Chesapeake PCRB for Virginia Electric & Power Series
   1985(A-1/P-1)
$22,000,000      3.60%          02/06/97      $22,000,000
Chesterfield County PCRB for Philip Morris Series 1987 A(A-1/P-1)
  5,000,000      3.55           02/06/97        5,000,000
Chesterfield County PCRB for Philip Morris Series 1992(A-1/P-1)
 14,700,000      4.15           01/07/97       14,700,000
Chesterfield County PCRB for Virginia Electric & Power Series 1985
   (A-1/P-1)
  8,000,000      3.60           02/07/97        8,000,000
  5,200,000      3.60           02/12/97        5,200,000
Chesterfield County PCRB for Virginia Electric & Power
   Series 1987 C(A-1/P-1)
  1,000,000      3.60           02/12/97        1,000,000
Louisa PCRB For Virginia Electric & Power Series 1984(A-1/P-1)
  4,000,000      3.60           02/07/97        4,000,000
  4,000,000      3.60           02/13/97        4,000,000
  3,000,000      3.60           02/14/97        3,000,000
Louisa PCRB for Virginia Electric & Power Series 1987(A-1/P-1)
  1,300,000      3.55           02/06/97        1,300,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
 20,400,000      4.10           01/07/97       20,400,000
Spotsylvania IDA for Carlisle Corporation (Suntrust Bank LOC)(AA3)
  6,500,000      4.15/(b)/      01/07/97        6,500,000
York County PCRB for Virginia Electric & Power Series 1985(A-1/P-1)
  9,400,000      3.70           01/14/97        9,400,000
  2,700,000      3.65           03/10/97        2,700,000
-------------------------------------------------------------------
                                            $ 107,200,000
-------------------------------------------------------------------
Washington--4.6%
King County Sewer Revenue BANS Series A(A-1/P-1)
$10,000,000      3.55%          03/10/97      $10,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1992(A-1+)
  1,000,000      4.21           01/07/97        1,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1993(A-1+)
  5,850,000      4.21           01/07/97        5,850,000
Port of Kalama Floating/Fixed Rate for Conagra, Inc. Series 1983
  (Morgan Guaranty Trust LOC)(AAA)
  2,230,000      4.00           01/07/97        2,230,000
Union Gap City IDA VRDN for Weyerhaeuser Project Series 1992(A-1)
  1,600,000      4.21           01/07/97        1,600,000

------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Washington  (continued)
Washington Health Care Facilities Authority VRDN Series 1996
  (Morgan Guaranty Trust LOC)(VMIG1)
$4,300,000       5.25%          01/01/97      $ 4,300,000
Washington Public Power Supply Project Electric RB Series 1993-1A
  (Bank of America LOC)(A-1+/VMIG1)
10,860,000       4.10           01/07/97       10,860,000
Washington Public Power Supply Project Electric RB Series 1993-2A
  (Bank of America LOC)(A-1/VMIG1)
11,100,000       4.10           01/07/97       11,100,000
Washington Public Power Supply System RB Series 1993-3A
   (Bank of America LOC)(A-1+/VMIG1)
15,000,000       4.10/(b)/      01/07/97       15,000,000
 3,115,000       3.95           01/07/97        3,115,000
 8,200,000       4.10           01/07/97        8,200,000
-----------------------------------------------------------
                                              $73,255,000
-----------------------------------------------------------
Wyoming--1.4%
Pacificorp PCRB VRDN for Sweetwater County Series 1990 A
   (Credit Suisse LOC)(VMIG1)
$16,200,000      4.15%          01/07/97      $16,200,000
Sweetwater County PCRB for Idaho Power Co. Series 1996 C
   (A-1+/VMIG1)
  6,100,000      5.10           01/01/97        6,100,000
-----------------------------------------------------------
                                              $22,300,000
-----------------------------------------------------------
Total Investments                          $1,749,033,261/(a)/
==========================================================


/(a)/The amount stated also represents aggregate cost for federal income tax purposes.
/(b)/When-issued securities.
/(c)/Portions of these securities are being segregated for when-issued securities.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


-----------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio

December 31, 1996

------------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
============================================================
California--96.4%
California Health Facilities Authority VRDN for Kaiser Permanente
   Series 1993 A, B & C RB(A-1+/VMIG1)
$ 2,000,000       4.00%          01/07/97       $  2,000,000
California Health Facility Finance Authority RB Series
   1990 A VRDN (Rabobank Nederland LOC)(A-1+/VMIG1)
  8,100,000       4.00           01/07/97          8,100,000
California PCRB for Pacific Gas & Electric (Banque Nationale de Paris
   LOC)(A-1+)
  4,100,000       4.80           01/01/97          4,100,000
California Pollution Control Financing Authority for Southern
   California Edison Adjustable TRB Series 1986 D(A-1/VMIG1)
  1,800,000       4.70           01/01/97          1,800,000
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
 10,000,000       3.47           01/31/97         10,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 25,500,000       4.01           01/07/97         25,500,000
California School Cash Reserves Program Authority Series 1996 A
   (MBIA)(SP-1/VMIG1)
  9,000,000       4.75           07/02/97          9,040,248
California School Cash Reserves Program Authority Series 1996 B
   (MBIA)(VMIG1)
 10,000,000       4.50           12/19/97         10,083,758
California Statewide Communities Development Authority
   for Kaiser Foundation Hospital 1995 COPS(A-1+/VMIG1)
 16,500,000       4.00           01/07/97         16,500,000
California Statewide Communities Development Authority RB Series
   1995 A (A-1+)
 13,900,000       3.90           01/07/97         13,900,000
California Statewide Communities Development Authority Series
   1995A-1(A-1+)
 14,200,000       3.90           01/07/97         14,200,000
California Statewide Communities Development Authority, Refunding
   RB Series 1995A-2(A-1+)
  5,500,000       3.90           01/07/97          5,500,000
Chula Vista RB Series 1996 A for San Diego Gas & Electric(A-
   1/VMIG1)
 11,200,000       5.10           01/01/97         11,200,000
City of Anaheim Electric RANS Tax Exempt CP
   Notes(A-1+/P-1)
  8,950,000       3.45           01/29/97          8,950,000
City of Fresno MF Hsg. Revenue Refunding Bonds Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  3,315,000       4.15           01/07/97          3,315,000
City of Irwindale IDRB Series 1984 for Toys-R-Us VRDN (Bankers
   Trust LOC)(AA2)
  2,000,000       4.13%          01/07/97          2,000,000
City of Los Angeles VRDN MF Hsg. Museum Terrace-84H (Bank of
   America LOC)(VMIG1)
  3,500,000       4.00           01/07/97          3,500,000
City of Newport Beach Floating/Fixed Rate Health Facilities Memorial
   Hospital Facility VRDN(A-1/VMIG1)
 10,750,000       5.15           01/01/97         10,750,000
City of Newport Beach VRDN RB Series 1996 A(A-1+)
  3,800,000       5.15           01/01/97          3,800,000
City of Newport Beach VRDN RB Series 1996 B(A-1+)
 23,000,000       5.15           01/01/97         23,000,000
City of San Diego VRDN MF Hsg. RB Series 1985 (Bank of
   America LOC)(VMIG1)
 15,700,000       4.05           01/07/97         15,700,000
City of San Diego MF Hsg. for Lacima Apartments VRDN (Citibank
   LOC)(VMIG1)
 13,125,000       4.05           01/07/97         13,125,000
City of San Diego MF Hsg. for Nobel Court Apartments VRDN
   (Citibank LOC)(VMIG1)
 11,555,000       4.05           01/07/97         11,555,000
Contra Costa MF Hsg. for Lakeshore Apartments VRDN(A-1+)
  4,600,000       4.05           01/07/97          4,600,000
East Bay Municipal Utility District California Water & Waste
   (A-1+/P-1)
  4,300,000       3.45           02/27/97          4,300,000
Huntington Beach City Monthly MF Hsg. VRDN Series 1985 A (Bank
   of America LOC)(VMIG1)
  7,500,000       4.00           01/31/97          7,500,000
Kings County Housing Authority MF Hsg. Refunding RB Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  2,500,000       4.15           01/07/97          2,500,000
Los Angeles County Metro Transportation Authority VRDN
   (MBIA)(SP-1+/VMIG1)
  4,595,000       4.00           01/07/97          4,595,000
Los Angeles County Metro Transportation Authority RANS Series 1996
   A(VMIG1)
 10,000,000       4.00           02/27/97         10,013,586
Los Angeles County Metro Transportation CP Notes (National
   Westminster/Union Bank of California/ABN Amro/Canadian
   Imperial Bank of Commerce/Banque Nationale de Paris LOC)
   (A-1+/P-1)
 10,000,000       3.65           01/10/97         10,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal       Interest        Maturity         Amortized
 Amount           Rate            Date             Cost
===========================================================
California  (continued)
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty Trust
   Co./Westdeutsche Landesbank Girozentrale/Bank of
   America/Union Bank of Switzerland LOC)(SP-1+/VMIG1)
$16,400,000      4.50%          06/30/97        $16,456,497
Los Angeles County, VRDN MF Hsg. for Valencia Village Series 1984 C
   (Industrial Bank of Japan Ltd. LOC)(A-1+)
 16,400,000      2.80           01/07/97         16,400,000
Los Angeles Housing Authority MF Hsg. VRDN for Canyon Country
   Villas Series 1985 H (Industrial Bank of Japan Ltd. LOC)(VMIG1)
 19,000,000      2.80           01/07/97         19,000,000
Northern California Power Agency Geothermal Project Number 3
   Adjustable Rate RB Series 1996 A (AMBAC)(A-1+/VMIG1)
  8,500,000      3.85           01/07/97          8,500,000
Orange County Apartment Development RB Issue 1984 C Seaside
  Meadow (Fuji Bank Ltd.)(A-1/VMIG1)
 24,000,000      3.95           01/07/97         24,000,000
Pomona Public Financing Authority VRDN (Sumitomo Bank LOC)
   (SP-1+)
  2,075,000      4.25           01/07/97          2,075,000
Sacramento County 1990 COP Admin-Center Courthouse Project
  VRDN (Union Bank of Switzerland LOC)(A-1+/VMIG1)
    500,000      3.75           01/07/97            500,000
San Bernardino County VRDN-Woodview Apartments Series
   1985 (Bank of America LOC)(VMIG1)
  6,500,000      4.05           01/07/97          6,500,000
San Diego County MF Hsg. for Country Hills VRDN (FNMA)
   (A-1+)
 10,300,000      4.05           01/07/97         10,300,000
San Diego IDB Series 1995 B for San Diego Gas & Electric(A-1/VMIG1)
  1,000,000      3.50           01/23/97          1,000,000
San Leandro MF Hsg. VRDN Series 1985 B- Haas Avenue
   Apartments (Bank of America LOC)(VMIG1)
  3,900,000      4.00           01/07/97          3,900,000
Southern California Metro Water District Series A CP Notes(A-1+/P-1)
  5,400,000      3.50           02/20/97          5,400,000
Southern California Metropolitan Water District Revenue
   Refunding Bonds Series 1996 A (AMBAC)(A-1+/VMIG1)
  4,500,000      4.00           01/07/97          4,500,000
Southern California Public Power Authority 1991 Subordinated
  Revenue Refunding Bonds (AMBAC)(A-1+/VMIG1)
  9,100,000      3.90           01/07/97          9,100,000
Southern California Public Power Authority Power
   Project RB Series 1996 B (AMBAC)(A-1+/VMIG1)
  7,500,000      3.90           01/07/97          7,500,000
Southern California Public Power Authority Power
   Project RB Series 1996 C (AMBAC)(A-1+/VMIG1)
 10,000,000      3.90           01/07/97         10,000,000
Triunfo Sanitation District VRDN Refunding RB Series 1994 (Banque
   Nationale de Paris LOC)(A-1+)
  3,700,000      4.20           01/07/97          3,700,000
Tulare-Porterville Schools Finance Authority COPS (Union Bank of
  California LOC)(VMIG1)
  4,935,000      4.30           01/07/97          4,935,000
-----------------------------------------------------------
                                               $424,894,089
-----------------------------------------------------------
Puerto Rico--3.2%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$14,000,000      4.00%          07/30/97        $14,045,081
-----------------------------------------------------------
Total Investments                              $438,939,170/(a)/
===========================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount            Rate            Date            Cost
===========================================================
New York--94.2%
City of Yonkers IDA RB for Consumers (Industrial Bank
   of Japan LOC)(VMIG1)
$2,700,000       3.90%           01/07/97       $2,700,000
City of Yonkers IDA Series 1991 Civic Facility RB
   (Industrial Bank of Japan LOC)(VMIG1)
 2,900,000       3.90            01/07/97        2,900,000
Great Neck North Water Authority Water System RB Series
   1993 A VRDN (FGIC)(A-1+/VMIG1)
 3,800,000       4.00            01/07/97        3,800,000
IDA Civic Facility RB Cold Spring Harbor Labs Series
   1989 VRDN (Morgan Guaranty Trust LOC)(A-1+)
 2,200,000       4.90            01/01/97        2,200,000
Metropolitan Museum of Art Variable Rate Interest
   Bonds(AA/AA)
 1,500,000       4.00            01/07/97        1,500,000
Metropolitan Transportation Authority Commuter Facility
   VRDN Series 1991 (National Westminster/Morgan
   Guaranty/Industrial Bank of Japan/Sumitomo Bank/J.P.
   Morgan/Bank of Tokyo LOC)(A-1+/VMIG1)
 3,400,000       4.05            01/07/97        3,400,000
Nassau County TANS Series 1996 B(SP-1+)
 3,500,000       4.25            08/29/97        3,515,754
New York City GO Bonds (Sumitomo Bank LOC)(A-1/VMIG1)
   800,000       5.00            01/01/97          800,000
New York City GO Fiscal 1995 Series B-6
   (MBIA)(A-1+/VMIG1)
 3,900,000       5.10            01/01/97        3,900,000
 1,250,000       5.10            01/01/97        1,250,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 4,000,000       4.50            04/15/97        4,009,256
New York City IDA - Civic Facility RB 1989 National
   Audubon Society, Inc. (Swiss Bank Corp. LOC)(A-1+)
 4,000,000       4.80            01/01/97        4,000,000
New York City IDA for Columbia Grammar Prep School VRDN
   (Chemical Bank LOC)(A-1+)
 2,500,000       4.15            01/07/97        2,500,000
New York City Municipal Water Finance Authority CP
   Series 1 (Canadian Imperial Bank of Commerce
   LOC)(P-1)
 6,900,000       3.55            01/16/97        6,900,000
New York City Municipal Water Finance Authority Series
   3 (Toronto Dominion Bank/Bank of Nova Scotia
   LOC)(P-1)
 2,500,000       3.50            03/11/97        2,500,000
New York City Trust for Cultural Resources American
   Museum of Natural History Adjustable Rate TRB VRDN
   (MBIA)(VMIG1)
$3,200,000       3.80%           01/07/97       $3,200,000
New York State Dormitory Authority RB Series 1990 B for
   Cornell University VRDN(VMIG1)
 4,700,000       4.80            01/01/97        4,700,000
New York State Energy Research & Development Authority
   For Long Island Lighting Co. VRDN (Toronto Dominion
   Bank LOC) (A-1+/P-1)
 3,000,000       4.05            01/07/97        3,000,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 B
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 7,800,000       5.00            01/01/97        7,800,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 D
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 3,600,000       4.40            01/01/97        3,600,000
New York State Energy Research & Development Authority
   PCRB for Rochester Gas & Electric Series 1984
   (Credit Suisse LOC)(P-1)
 2,100,000       3.40            01/31/97        2,100,000
New York State Energy Research & Development Authority
   PCRB Series A & B - Central Hudson Gas & Electric
   VRDN (Deutsche Bank LOC)(AA2)
 1,300,000       3.90            01/07/97        1,300,000
New York State Energy Research & Development Authority
   for Orange and Rockland Utilities Series 1995 A VRDN
   (AMBAC)(A-1+/VMIG1)
 5,000,000       3.80            01/07/97        5,000,000
New York State GO BANS Series R(A-1/P-1)
 4,500,000       3.55            02/25/97        4,500,000
New York State GO BANS Series T(A-1/P-1)
 3,500,000       3.55            02/24/97        3,500,000
New York State Housing Finance Agency for Normandie
   Court Housing RB Series 1987 A (Fleet Bank
   LOC)(VMIG1)
 5,100,000       4.00            01/07/97        5,100,000
New York State Local Government Assistance Series 1995
   B VRDN (Bank of Nova Scotia LOC)(A-1+/VMIG1)
 1,700,000       4.00            01/07/97        1,700,000
New York State Local Government Series C VRDN
   (Landesbank Hessen-Thueringen Girozentrale
   LOC)(A-1+/VMIG1)
 7,000,000       4.00            01/07/97        7,000,000

----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount           Rate            Date             Cost
===========================================================
New York (continued)
New York State Local Government Series G VRDN (National
   Westminster Bank LOC)(A-1+/VMIG1)
$700,000         3.85%           01/07/97     $    700,000
New York State Medical Care Facility Financing Agency
   for Children's Hospital of Buffalo RB Series 1991 A
   (Barclays Bank LOC)(VMIG1)
 1,900,000       4.20            01/07/97        1,900,000
New York State Triborough Bridge & Tunnel Authority
   VRDN (FGIC)(A-1+/VMIG1)
 4,700,000       4.00            01/07/97        4,700,000
Oswego County IDA PCRB Series 1992 for Philip
   Morris(A-1/P-1)
 1,000,000       4.15            01/07/97        1,000,000
Syracuse University IDA VRDN (Morgan Guaranty
   LOC)(AA+/A-1 /VMIG1)
 1,200,000       4.80            01/01/97        1,200,000
-----------------------------------------------------------
                                              $107,875,010
-----------------------------------------------------------
Puerto Rico--5.7%
Commonwealth of Puerto Rico RANS Series 1997
   A(SP-1+/VMIG1)
$3,500,000       4.00%           07/30/97     $  3,511,271
Puerto Rico Government Development Bank VRDN (Credit
   Suisse LOC)(A-1/VMIG1)
 1,000,000       3.75            01/07/97        1,000,000
Puerto Rico Medical and Environmental PCRB Series 1983
   A for Key Pharmaceuticals Inc. (Morgan Guaranty LOC)
 2,000,000       3.75            12/01/97        2,000,000
-----------------------------------------------------------
                                              $  6,511,271
-----------------------------------------------------------
Total Investments                             $114,386,281/(a)/
===========================================================
/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


Investment Abbreviations:
ACES         --Adjustable Convertible Extendible
               Securities
AMBAC        --Insured by American Municipal Bond
               Assurance Corp.
BANS         --Bond Anticipation Notes
CFC          --Unconditionally Guaranteed by
               Cooperative Finance Corp.
COPS         --Certificates of Particication
CP           --Commercial Paper
FGIC         --Insured by Financial Guaranty
               Insurance Co.
FNMA         --Federal National Mortgage
               Association
GO           --General Obligation
HFA          --Health Facility Authority
IDA          --Industrial Development Authority
IDB          --Industrial Development Bond
IDR          --Industrial Development Revenue Bond
LOC          --Letter of Credit
MBIA         --Insured by Municipal Bond Investors
               Assurance
MF Hsg.      --Multi-Family Housing
PCRB         --Pollution Control Revenue Bond
RANS         --Revenue Anticipation Notes
RB           --Revenue Bond
TANS         --Tax Anticipation Notes
TECP         --Tax Exempt Commercial Paper
TRANS        --Tax Revenue Anticipation Notes
TRB          --Tender Revenue Bond
UPDATE       --Unit Priced Daily Adjustable
               Tax-Exempt Security
VRDN         --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


-------------------------------------     --------------------------------------







                     [This page intentionally left blank]





--------------------------------------     -------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

                                                                             ILA             ILA
                                                                            Prime           Money             ILA
                                                                          Obligations       Market         Government
                                                                           Portfolio       Portfolio       Portfolio
                                                                          ==============================================
Assets:
Investments in securities, at value based on amortized cost              $1,266,243,902   $ 990,797,391    $ 827,240,879
Interest receivable                                                           3,701,956       3,538,130        1,378,983
Cash                                                                            143,480         128,908          152,717
Other assets                                                                     18,680          33,706           48,509
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                          1,270,108,018     994,498,135      828,821,088
------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investment securities purchased                                          --              --               --
Dividends payable                                                             5,999,306       4,784,617        3,427,645
Accrued expenses and other liabilities                                          530,616         513,611          459,492
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         6,529,922       5,298,228        3,887,137
------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                           1,263,578,517     989,199,498      824,862,428
Accumulated undistributed net investment income                                      --              --               --
Accumulated undistributed net realized gain (loss) on investment
   transactions                                                                   (421)             409           71,523
------------------------------------------------------------------------------------------------------------------------
    Net assets                                                           $1,263,578,096   $ 989,199,907      824,933,951
========================================================================================================================
Net asset value, offering and redemption price per unit
   (net assets/units outstanding)                                        $         1.00   $        1.00    $        1.00
========================================================================================================================
Units Outstanding:
ILA units                                                                 1,154,745,689     703,096,586      694,604,345
ILA Administration units                                                     23,775,858     257,258,398       36,044,854
ILA Service units                                                            84,710,642      28,844,514       94,213,229
ILA B units                                                                     346,328              --               --
------------------------------------------------------------------------------------------------------------------------
    Total units of beneficial interest outstanding, $.001 par value
       (unlimited number of units authorized)                             1,263,578,517     989,199,498      824,862,428
========================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
      ILA              ILA                              ILA              ILA            ILA
    Treasury         Treasury            ILA         Tax-Exempt       Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal       Diversified      California      New York
    Portfolio        Portfolio        Portfolio       Portfolio        Portfolio      Portfolio
================================================================================================
 $ 810,267,968   $1,221,566,240   $3,300,609,972   $1,749,033,261   $438,939,170    $114,386,281
       532,015       14,004,604        4,477,173        7,404,080      2,433,885         404,538
        99,319          148,266          365,400        1,862,438        599,385          41,299
           775           10,026          125,725            8,601          8,650              --
------------------------------------------------------------------------------------------------
   810,900,077    1,235,729,136    3,305,578,270    1,758,308,380    441,981,090     114,832,118
------------------------------------------------------------------------------------------------

            --               --               --      150,828,428             --              --
     3,404,801        4,597,910       13,642,248        4,524,992      1,168,073         274,842
       428,726          525,543        1,305,746          494,147        194,663          62,795
------------------------------------------------------------------------------------------------
     3,833,527        5,123,453       14,947,994      155,847,567      1,362,736         337,637
------------------------------------------------------------------------------------------------

 $ 807,035,766    1,230,590,333    3,290,699,109    1,602,342,561    440,637,879     114,499,366
            --               --               --          362,642         10,495           1,634

        30,784           15,350          (68,833)        (244,390)       (30,020)         (6,519)
------------------------------------------------------------------------------------------------
 $ 807,066,550   $1,230,605,683   $3,290,630,276   $1,602,460,813   $440,618,354    $114,494,481
================================================================================================

 $        1.00    $        1.00   $         1.00   $         1.00   $       1.00   $        1.00
================================================================================================

   574,608,995      708,990,271    2,303,703,731    1,514,523,522    440,495,857      70,178,026
   108,916,431      137,701,171      794,578,398       59,097,259        142,022      44,321,340
   123,510,340      383,898,891      192,416,980       28,918,372             --              --
            --               --               --               --             --              --
------------------------------------------------------------------------------------------------

   807,035,766    1,230,590,333    3,290,699,109    1,602,539,153    440,637,879     114,499,366
================================================================================================


------------------------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

------------------------------------------------------------------------------


                                                                                ILA            ILA
                                                                               Prime          Money           ILA
                                                                             Obligations      Market       Government
                                                                             Portfolio       Portfolio     Portfolio
                                                                             =========================================
Investment income:
Interest income                                                             $81,770,923    $54,320,799    $39,035,321
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       5,185,990      3,447,586      2,509,206
Transfer agent fees                                                             592,685        394,010        286,766
Custodian fees                                                                  289,863        203,454        157,058
Professional fees                                                                43,453         28,965         22,465
Trustees' fees                                                                   19,256         10,622          9,356
Other                                                                           178,787        197,862        186,415
----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                            6,310,034      4,282,499      3,171,266
    Less--Expenses reimbursable and fees waived by Goldman Sachs               (234,432)      (736,102)      (231,536)
----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                              6,075,602      3,546,397      2,939,730
    Administration unit fees                                                     65,534        316,155         63,048
    Service unit fees                                                           494,274        128,313        352,931
----------------------------------------------------------------------------------------------------------------------
    Net expenses and unit fees                                                6,635,410      3,990,865      3,355,709
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                        75,135,513     50,329,934     35,679,612
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                              72,405         72,865         62,662
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $75,207,918    $50,402,799    $35,742,274
======================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     ILA            ILA                            ILA             ILA           ILA
   Treasury       Treasury          ILA         Tax-Exempt      Tax-Exempt    Tax-Exempt
  Obligations    Instruments      Federal       Diversified     California     New York
   Portfolio      Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
=========================================================================================
$48,666,691     $53,608,537    $146,327,912    $54,107,112    $13,695,668     $3,421,539
 ----------------------------------------------------------------------------------------
  3,157,511       3,629,131       9,496,253      5,391,039      1,410,751        359,201
    360,858         414,758       1,085,286        616,119        161,229         41,051
    197,650         167,744         459,900        135,944         45,236         21,336
     27,555          34,247          77,027         42,553         13,995          6,322
     11,552          12,842          34,394         17,650          4,574          1,215
    157,226         213,340         423,802        136,197         38,866          7,681
-----------------------------------------------------------------------------------------

  3,912,352       4,472,062      11,576,662      6,339,502      1,674,651        436,806
   (212,886)     (2,294,583)     (4,522,286)    (1,564,664)       (22,092)      (108,395)
 ----------------------------------------------------------------------------------------
  3,699,466       2,177,479       7,054,376      4,774,838      1,652,559        328,411
    145,201         145,441         906,321         73,660            262         39,843
    579,790       1,266,586         562,023        130,158             --             --
-----------------------------------------------------------------------------------------
  4,424,457       3,589,506       8,522,720      4,978,656      1,652,821        368,254
-----------------------------------------------------------------------------------------
 44,242,234      50,019,031     137,805,192     49,128,456     12,042,847      3,053,285
-----------------------------------------------------------------------------------------
    195,578         416,602          (4,477)       (12,968)            15         (4,539)
-----------------------------------------------------------------------------------------
$44,437,812     $50,435,633    $137,800,715    $49,115,488    $12,042,862     $3,048,746
=========================================================================================


--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996


--------------------------------------------------------------------------------

                                                                           ILA                ILA
                                                                          Prime              Money            ILA
                                                                       Obligations           Market       Government
                                                                        Portfolio          Portfolio       Portfolio
                                                                      ================================================
From Operations:
Net investment income                                                 $   75,135,513     $ 50,329,934    $ 35,679,612
Net realized gain(loss) on investment transactions                            72,405           72,865          62,662
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                  75,207,918       50,402,799      35,742,274
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (67,076,054)     (38,261,044)    (29,556,990)
   ILA Administration units                                               (2,206,827)     (10,545,315)     (2,048,010)
   ILA Service units                                                      (5,850,540)      (1,523,575)     (4,074,612)
   ILA B units                                                                (2,092)              --              --
Net realized gain on investment transactions
   ILA units                                                                 (65,059)         (54,983)        (38,029)
   ILA Administration units                                                   (2,127)         (15,267)         (2,635)
   ILA Service units                                                          (5,640)          (2,206)         (5,242)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                   (75,208,339)     (50,402,390)    (35,725,518)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
 Proceeds from sales of units                                          9,633,671,566    8,281,604,075   5,115,245,365
 Reinvestment of dividends and distributions                              40,414,429       38,191,105      17,312,306
 Cost of units repurchased                                            (9,962,009,233)  (8,092,253,028) (5,011,078,568)
----------------------------------------------------------------------------------------------------------------------
    Increase(decrease) in net assets resulting from unit transactions   (287,923,238)     227,542,152     121,479,103
----------------------------------------------------------------------------------------------------------------------
    Total increase(decrease)                                            (287,923,659)     227,542,561     121,495,859
Net Assets:
Beginning of year                                                      1,551,501,755      761,657,346     703,438,092
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,263,578,096   $  989,199,907   $ 824,933,951
======================================================================================================================
Accumulated undistributed net investment income                                   --               --              --
======================================================================================================================
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                          8,756,241,159    5,161,953,773   4,490,979,392
   Reinvestment of dividends and distributions                            36,833,028       30,348,683      13,978,786
   Units repurchased                                                  (8,899,537,496)   (5,063,361,34) (4,380,790,567)
----------------------------------------------------------------------------------------------------------------------
                                                                        (106,463,309)     128,941,113     124,167,611
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            318,656,203    2,902,067,359     220,574,807
   Reinvestment of dividends and distributions                             1,520,549        7,510,848         283,223
   Units repurchased                                                    (359,456,201)  (2,816,742,074)   (232,371,387)
----------------------------------------------------------------------------------------------------------------------
                                                                         (39,279,449)      92,836,133     (11,513,357)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            558,266,701      217,582,943     403,691,166
   Reinvestment of dividends and distributions                             2,060,072          331,574       3,050,297
   Units repurchased                                                    (702,853,581)    (212,149,611)   (397,916,614)
----------------------------------------------------------------------------------------------------------------------
                                                                        (142,526,808)       5,764,906       8,824,849
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (288,269,566)*    227,542,152     121,479,103
======================================================================================================================

* In addition, ILA B units had sales, reinvestments of dividends and distributions and repurchases of 507,503, 780 and 161,955 units, respectively, for a net increase of 346,328 units.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------
      ILA               ILA                                ILA               ILA              ILA
    Treasury         Treasury            ILA           Tax-Exempt        Tax-Exempt       Tax-Exempt
  Obligations       Instruments        Federal         Diversified       California        New York
   Portfolio         Portfolio        Portfolio         Portfolio         Portfolio        Portfolio
=========================================================================================================

 $  44,242,234     $  50,019,031    $ 137,805,192     $  49,128,456     $ 12,042,847     $  3,053,285
       195,578           416,602           (4,477)          (12,968)              15           (4,539)
------------------------------------------------------------------------------------------------------
    44,437,812        50,435,633      137,800,715        49,115,488       12,042,862        3,048,746
------------------------------------------------------------------------------------------------------


   (32,818,890)      (30,911,761)    (101,011,206)      (46,819,418)     (12,036,826)      (2,289,010)
    (4,742,767)       (4,651,770)     (30,041,532)       (1,375,597)          (6,021)        (764,275)
    (6,680,577)      (14,455,500)      (6,752,454)         (933,441)              --               --
            --                --               --                --               --               --

      (124,367)         (251,459)              --                --               --               --
       (17,973)          (37,841)              --                --               --               --
       (25,316)         (117,591)              --                --               --               --
------------------------------------------------------------------------------------------------------
   (44,409,890)      (50,425,922)    (137,805,192)      (49,128,456)     (12,042,847)      (3,053,285)
------------------------------------------------------------------------------------------------------

 5,362,879,167     5,282,794,697   15,965,974,823     9,518,523,372    2,958,021,573      648,758,829
    13,347,956        20,444,542       79,358,869        35,078,864       11,445,149        2,949,980
(5,492,732,128)   (4,850,904,367) (15,106,127,095)   (9,392,133,030)  (2,875,637,134)    (654,470,394)
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
------------------------------------------------------------------------------------------------------
  (116,477,083)      452,344,583      939,202,120       161,456,238       93,829,603       (2,766,124)

   923,543,633       778,261,100    2,351,428,156     1,441,004,575      346,788,751      117,260,605
------------------------------------------------------------------------------------------------------
 $ 807,066,550    $1,230,605,683   $3,290,630,276    $1,602,460,813   $  440,618,354     $114,494,481
=======================================================================================================
            --                 --              --    $      362,642   $       10,495     $      1,634
=======================================================================================================

 3,696,243,017     3,783,423,031   11,171,686,790     9,264,641,627    2,957,305,487      340,781,821
    11,811,603        19,300,481       66,486,820        34,471,658       11,444,982        2,236,468
(3,844,547,762)   (3,680,022,103) (10,666,427,699)   (9,127,243,309)  (2,875,001,835)    (363,376,230)
------------------------------------------------------------------------------------------------------
  (136,493,142)      122,701,409      571,745,911       171,869,976       93,748,634      (20,357,941)
------------------------------------------------------------------------------------------------------

   659,581,577       470,006,128    3,606,492,816       142,908,870          716,086      307,977,008
       855,243         1,082,829       11,506,068           298,114              167          713,512
  (644,240,509)     (402,096,387)  (3,340,378,274)     (132,882,806)        (635,299)    (291,094,164)
------------------------------------------------------------------------------------------------------
    16,196,311        68,992,570      277,620,610        10,324,178           80,954       17,596,356
------------------------------------------------------------------------------------------------------

 1,007,054,573     1,029,365,538    1,187,795,217       110,972,875               --               --
       681,110            61,232        1,365,981           309,092               --               --
(1,003,943,857)     (768,785,877)  (1,099,321,122)     (132,006,915)              --               --
------------------------------------------------------------------------------------------------------
     3,791,826       260,640,893       89,840,076       (20,724,948)              --               --
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
=======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                           ILA              ILA
                                                                          Prime            Money             ILA
                                                                        Obligations        Market        Government
                                                                         Portfolio        Portfolio       Portfolio
                                                                        ----------------------------------------------
From Operations:
Net investment income                                                 $  107,583,870   $  49,478,386    $  51,830,087
Net realized gain (loss) on investment transactions                           14,828          23,170          168,758
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                 107,598,698      49,501,556       51,998,845
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (90,145,210)     (39,853,826)    (42,814,965)
   ILA Administration units                                               (5,198,674)      (8,266,526)     (3,434,653)
   ILA Service units                                                     (12,239,986)      (1,358,034)     (5,580,469)
Net realized gain on investment transactions
   ILA units                                                                 (12,607)         (18,166)       (138,212)
   ILA Administration units                                                     (741)          (4,378)        (12,197)
   ILA Service units                                                          (1,480)            (626)        (17,502)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                  (107,598,698)    (49,501,556 )    (51,997,998)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
Proceeds from sales of units                                          12,338,624,975   6,865,371,082    6,147,457,376
Reinvestment of dividends and distributions                               46,658,797      34,033,174       18,869,484
Cost of units repurchased                                            (13,117,315,317)  6,864,945,994)  (6,596,822,965)
----------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets resulting from unit
       transactions                                                     (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                           (732,031,545)     34,458,262     (430,495,258)
Net Assets:
Beginning of year                                                      2,283,533,300     727,199,084    1,133,933,350
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,551,501,755   $ 761,657,346    $ 703,438,092
----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                   --              --               --
----------------------------------------------------------------------------------------------------------------------
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                         10,673,706,881    5,167,984,860   5,286,093,615
   Reinvestment of dividends and distributions                            43,663,215       30,173,260      14,307,877
   Units repurchased                                                 (11,419,966,319)  (5,183,472,607) (5,611,448,715)
----------------------------------------------------------------------------------------------------------------------
                                                                        (702,596,223)      14,685,513    (311,047,223)
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            801,545,537    1,503,847,493     385,128,154
   Reinvestment of dividends and distributions                             1,574,573        3,545,805         410,476
   Units repurchased                                                    (889,335,631)  (1,488,837,741)   (433,455,523)
----------------------------------------------------------------------------------------------------------------------
                                                                         (86,215,521)      18,555,557     (47,916,893)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            863,372,557      193,538,729     476,235,607
   Reinvestment of dividends and distributions                             1,421,009          314,109       4,151,131
   Units repurchased                                                    (808,013,367)    (192,635,646)   (551,918,727)
----------------------------------------------------------------------------------------------------------------------
                                                                          56,780,199        1,217,192     (71,531,989)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
      ILA               ILA                                  ILA              ILA              ILA
    Treasury          Treasury              ILA           Tax-Exempt       Tax-Exempt       Tax-Exempt
   Obligations       Instruments          Federal         Diversified      California        New York
    Portfolio         Portfolio          Portfolio         Portfolio        Portfolio        Portfolio
======================================================================================================
 $  49,882,996     $  39,027,924    $  127,991,600     $  55,137,781    $  10,292,899     $  3,354,557
       634,764           426,028           (11,971)          (38,116)          (4,501)              --
------------------------------------------------------------------------------------------------------
    50,517,760        39,453,952       127,979,629        55,099,665       10,288,398        3,354,557
------------------------------------------------------------------------------------------------------


   (37,834,730)      (31,147,754)      (98,487,540)      (50,915,901)     (10,279,510)      (2,746,431)
    (5,921,841)       (3,930,340)      (26,181,728)       (2,430,414)         (13,389)        (608,126)
    (6,116,634)       (3,949,830)       (3,322,332)       (1,791,466)              --               --

      (474,791)         (338,176)               --                --               --               --
       (76,052)          (43,832)               --                --               --               --
       (81,059)          (43,878)               --                --               --               --
------------------------------------------------------------------------------------------------------
   (50,505,107)      (39,453,810)     (127,991,600)      (55,137,781)     (10,292,899)      (3,354,557)
------------------------------------------------------------------------------------------------------

 5,295,765,985     4,545,981,787    12,879,366,733     9,669,281,502    2,111,844,558      637,393,901
    14,985,214        18,329,605        59,359,416        35,116,542        9,384,940        3,009,869
 (5,307,633,793)  (4,472,240,590)  (12,558,288,438)   (9,832,589,904)  (2,002,625,120)    (646,630,502)
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
------------------------------------------------------------------------------------------------------
     3,130,059        92,070,944       380,425,740      (128,229,976)     118,599,877       (6,226,732)

   920,413,574       686,190,156     1,971,002,416     1,569,234,551      228,188,874      123,487,337
------------------------------------------------------------------------------------------------------
 $ 923,543,633     $ 778,261,100    $2,351,428,156    $1,441,004,575    $ 346,788,751     $117,260,605
======================================================================================================
            --                --                --    $      362,642    $      10,495     $      1,634
======================================================================================================


 4,098,618,029     3,716,958,431     9,845,256,084     9,311,743,687    2,111,311,145      412,445,304
    12,443,257        17,215,281        53,443,869        34,419,501        9,375,255        2,397,973
(4,113,675,854)   (3,695,227,116)   (9,792,323,613)   (9,438,508,967)  (2,001,353,653)    (408,825,174)
------------------------------------------------------------------------------------------------------
    (2,614,568)       38,946,596       106,376,340       (92,345,779)     119,332,747        6,018,103
------------------------------------------------------------------------------------------------------

   852,080,094       450,755,034     2,431,546,258       230,975,117          533,413      224,948,597
     2,541,957         1,065,347         5,373,341           522,467            9,685          611,896
  (859,607,724)     (447,499,474)   (2,249,895,904)     (280,499,429)      (1,271,467)    (237,805,328)
------------------------------------------------------------------------------------------------------
    (4,985,673)        4,320,907       187,023,695       (49,001,845)        (728,369)     (12,244,835)
------------------------------------------------------------------------------------------------------

   345,067,862       378,268,322       602,564,391       126,562,698               --               --
            --            48,977           542,206           174,574               --               --
  (334,350,215)     (329,514,000)     (516,068,921)     (113,581,508)              --               --
------------------------------------------------------------------------------------------------------
    10,717,647        48,803,299        87,037,676        13,155,764               --               --
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996




--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Goldman Sachs--Institutional Liquid Assets Portfolios ("ILA"). The Trust is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York. All of the portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. ILA offers three classes of units for each of its portfolios: ILA units, ILA Administration units and ILA Service units. In addition, Prime Obligations offers ILA B units. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by ILA. The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
ILA uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.


C.  Federal Taxes--
    ---------------
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to its unitholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At December 31, 1996, ILA's tax year end, the following portfolios had capital loss carryforwards for U.S. Federal tax purposes of approximately:

                                                Years of
        Portfolio                Amount        Expiration
        ---------                ------        ----------
Federal                         $  72,000     2000 to 2004
Tax-Exempt Diversified            244,000     1997 to 2004
Tax-Exempt California              30,000     1999 to 2003
Tax-Exempt New York                 7,000     1999 to 2004

These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

D.  Expenses--
--------------
Expenses incurred by ILA which do not specifically relate to an individual portfolio of ILA are allocated to the portfolios based on each portfolio's relative average net assets for the period.
   Unitholders of ILA Administration, ILA Service and ILA B units bear all expenses and fees paid to service and distribution organizations for their services with respect to such units as well as other expenses (subject to expense limitations) which are directly attributable to such units.

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31,1996
--------------------------------------------------------------------------------
3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement. Under the Advisory Agreement, GSAM, subject to general supervision of the Trust's Board of Trustees, manages the portfolios and provides for the administration of ILA's other affairs. As compensation for the services rendered under the Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .35% of each portfolio's average daily net assets. For the year ended December 31, 1996 and until further notice, GSAM has agreed to waive advisory fees of .05%, .20%, .15%, .10% and .09% for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively.
   Goldman Sachs also serves as ILA's transfer agent under a Transfer Agency Agreement for a fee. In addition, Goldman Sachs acts as ILA's distributor under a Distribution Agreement for which it receives no compensation. Amounts due to Goldman Sachs are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
   GSAM has voluntarily agreed that if the sum of a portfolio's expenses (including the advisory fee, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, administration, authorized dealer service, distribution and service plan fees and other extraordinary expenses) exceeds on an annualized basis .41% of such portfolio's net assets, the portfolio will be reimbursed in the amount of such excess monthly.
   In addition, GSAM has voluntarily agreed to reimburse the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios to the extent that each portfolio's expenses, as defined above, exceed .36%, .21%, .26%, .31% and .32%, respectively, of the average net assets per annum. Amounts due from Goldman Sachs at December 31, 1996 are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
   The ILA B units of Prime Obligations Portfolio have adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee for distribution services equal, on an annual basis, up to .75% of ILA B units average daily net assets.
   The ILA B units of Prime Obligations Portfolio have adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. ILA B units pay a fee under this Service Plan equal, on an annual basis, up to .25% of ILA Class B's average daily net assets.
   The chart below outlines the fee waivers and expense reimbursements for the year ended December 31, 1996 and amounts owed to and due from Goldman Sachs at December 31, 1996 (in thousands):

-------------------------------------------------------------------------------

                                                       Due to
                                                       Goldman
                                                        Sachs         Amounts
                   Adviser    Expense                 for Adviser/    due from
                     Fee     Reimburse-                Transfer       Goldman
 Fund              Waived      ments         Total     Agent Fees     Sachs
================================================================================
 Prime
  Obligations
  Portfolio         $--         $234          $234         $462          $18
--------------------------------------------------------------------------------
 Money
  Market
  Portfolio          493         243           736          318           34
--------------------------------------------------------------------------------
 Government
  Portfolio           --         232           232          265           45
--------------------------------------------------------------------------------
 Treasury
  Obligations
  Portfolio           --         213           213          267           --
--------------------------------------------------------------------------------
 Treasury
  Instruments
  Portfolio        2,074         221         2,295          180           10
--------------------------------------------------------------------------------
 Federal
  Portfolio        4,070         452         4,522          648          126
--------------------------------------------------------------------------------
 Tax-Exempt
  Diversified
  Portfolio        1,540          25         1,565          399           --
--------------------------------------------------------------------------------
 Tax-Exempt
  California
  Portfolio           --          22            22          147           --
-------------------------------------------------------------------------------
 Tax-Exempt
  New York
  Portfolio           92          16           108           26           --
-------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1996

--------------------------------------------------------------------------------
4.  Administration and Service Plans
ILA has adopted Administration and Service Plans. These plans allow for ILA Administration units and ILA Service units, respectively, to compensate service organizations for providing varying levels of account administration and unitholder liaison services to their customers who are beneficial owners of such units. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .15% and .40% (on an annualized basis), respectively, of the average daily net asset value of the respective units.

5.   Line of Credit Facility
ILA participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended
December 31, 1996, ILA did not have any borrowings under this facility.

6.  Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by the custodian.

7.  Joint Repurchase Agreement Accounts
The ILA Portfolios, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   As of December 31, 1996, the Prime Obligations, Money Market, Government and Treasury Obligations Portfolios had investments in the following joint account of $21,400,000, $77,200,000, $305,000,000 and $327,900,000 in principal amount, respectively. As of December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:


Principal       Interest       Maturity        Amortized
Amount            Rate           Date            Cost

================================================================================
Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$200,000,000      5.50%         01/02/97     $ 200,000,000
Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000     6.65          01/02/97     1,000,000,000
Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000       6.25          01/02/97       100,000,000
Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
    U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000     6.75          01/02/97     1,200,000,000
Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933
   (U.S. Treasury Notes: $129,531,177, 4.75%-8.88%,01/15/97-08/15/03; U.S.
    Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000       6.00          01/02/97        140,800,000
Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
    Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
    Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000       6.75          01/02/97        400,000,000

-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account     $3,040,800,000

================================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations which include the following: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.
--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

--------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ===================================
                                                                   Net
                                        Net asset               realized        Total                       Net asset
                                        value at      Net        gain on     income from                    value at
                                        beginning  investment   investment    investment    Distributions      end      Total
                                        of period    income    transactions   operations   to unitholders   of period  return/(a)/
                                        ==========================================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................     $1.00      $0.0511     --            $0.0511        $(0.0511)        $1.00     5.22%
1996-ILA Administration units .......      1.00       0.0497     --             0.0497         (0.0497)         1.00     5.06
1996-ILA Service units ..............      1.00       0.0474     --             0.0474         (0.0474)         1.00     4.80
1996-ILA B units/(b)/................      1.00       0.0262     --             0.0262         (0.0262)         1.00     3.97/(d)/

1995-ILA units ......................      1.00       0.0566     --             0.0566         (0.0566)         1.00     5.79
1995-ILA Administration units .......      1.00       0.0551     --             0.0551         (0.0551)         1.00     5.63
1995-ILA Service units ..............      1.00       0.0522     --             0.0522         (0.0522)         1.00     5.37

1994-ILA units ......................      1.00       0.0394     --             0.0394         (0.0394)         1.00     4.07
1994-ILA Administration units .......      1.00       0.0379     --             0.0379         (0.0379)         1.00     3.91
1994-ILA Service units ..............      1.00       0.0365     --             0.0365         (0.0365)         1.00     3.66

1993-ILA units ......................      1.00       0.0291       0.0002       0.0293         (0.0293)         1.00     2.97
1993-ILA Administration units .......      1.00       0.0275       0.0003       0.0278         (0.0278)         1.00     2.82
1993-ILA Service units ..............      1.00       0.0250       0.0001       0.0251         (0.0252)         1.00     2.56

1992-ILA units ......................      1.00       0.0364       0.0010       0.0374         (0.0374)         1.00     3.75
1992-ILA Administration units .......      1.00       0.0339       0.0010       0.0349         (0.0349)         1.00     3.60
1992-ILA Service units ..............      1.00       0.0311       0.0010       0.0321         (0.0320)         1.00     3.34

1991-ILA units ......................      1.00       0.0591       0.0003       0.0594         (0.0594)         1.00     6.10
1991-ILA Administration units .......      1.00       0.0568       0.0003       0.0571         (0.0571)         1.00     5.94
1991-ILA Service units ..............      1.00       0.0558       0.0003       0.0561         (0.0561)         1.00     5.68

1990-ILA units ......................      1.00       0.0793     --             0.0793         (0.0793)         1.00     8.21
1990-ILA Administration units /(c)/..      1.00       0.0438     --             0.0438         (0.0438)         1.00     7.81/(d)/
1990-ILA Service units/(c)/..........      1.00       0.0425     --             0.0425         (0.0425)         1.00     7.56/(d)/

1989-ILA units ......................      1.00       0.0890     --             0.0890         (0.0890)         1.00     9.27

1988-ILA units ......................      1.00       0.0714     --             0.0714         (0.0714)         1.00     7.48

1987-ILA units ......................      1.00       0.0634     --             0.0634         (0.0634)         1.00     6.50

                                                                                                Ratios assuming no
                                                                                               waiver of fees and no
                                                                                                expense limitations
                                                                                            ===========================
                                                         Ratio of net          Net                         Ratio of net
                                        Ratio of net      investment        assets at       Ratio of net    investment
                                        expenses to       income to          end of         expenses to      income to
                                        average net      average net         period         average net     average net
                                          assets           assets          (in 000's)         assets          assets
                                        ===============================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................      0.41%            5.11%          $1,154,787          0.43%           5.09%
1996-ILA Administration units .......      0.56             4.97               23,738          0.58            4.95
1996-ILA Service units ..............      0.81             4.74               84,707          0.83            4.72
1996-ILA B units/(b)/................      1.41/(d)/        4.09/(d)/             346          1.43/(d)/       4.07/(d)/

1995-ILA units ......................      0.41             5.66            1,261,251          0.43            5.64
1995-ILA Administration units .......      0.56             5.51               63,018          0.58            5.49
1995-ILA Service units ..............      0.81             5.22              227,233          0.83            5.20

1994-ILA units ......................      0.40             3.94            1,963,846          0.42            3.92
1994-ILA Administration units .......      0.55             3.79              149,234          0.57            3.77
1994-ILA Service units ..............      0.80             3.65              170,453          0.82            3.63

1993-ILA units ......................      0.40             2.91            2,332,771          0.42            2.89
1993-ILA Administration units .......      0.55             2.75              189,431          0.57            2.73
1993-ILA Service units ..............      0.80             2.50              137,804          0.82            2.48

1992-ILA units ......................      0.40             3.64            3,444,591          0.42            3.62
1992-ILA Administration units .......      0.55             3.39              257,321          0.57            3.37
1992-ILA Service units ..............      0.80             3.11               22,044          0.82            3.09

1991-ILA units ......................      0.40             5.91            3,531,736          0.42            5.89
1991-ILA Administration units .......      0.55             5.68              198,417          0.57            5.66
1991-ILA Service units ..............      0.80             5.58               18,789          0.82            5.56

1990-ILA units ......................      0.38             7.93            2,833,541          0.38            7.93
1990-ILA Administration units /(c)/..      0.55/(d)/        7.62/(d)/         209,272          0.55/(d)/       7.62/(d)/
1990-ILA Service units/(c)/..........      0.80/(d)/        7.25/(d)/          19,039          0.80/(d)/       7.25/(d)/

1989-ILA units ......................      0.40             8.90            3,761,964           0.40           8.90

1988-ILA units ......................      0.40             7.14            3,799,628           0.40           7.14

1987-ILA units ......................      0.40             6.34            5,814,280           0.40           6.34

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ILA Class B unit activity commenced during May of 1996.
/(c)/ILA Administration and Service unit activity commenced during June of 1990. /(d)/Annualized.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio
--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net        gain on        from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............    $1.00     $0.0515       $0.0001      $0.0516     $(0.0516)         $1.00       5.27%
1996-ILA Administration
   units ...................     1.00      0.0500        0.0001       0.0501      (0.0501)          1.00       5.12
1996-ILA Service units .....     1.00      0.0475        0.0001       0.0476      (0.0476)          1.00       4.86

1995-ILA units .............     1.00      0.0571            --       0.0571      (0.0571)          1.00       5.85
1995-ILA Administration
   units ...................     1.00      0.0555            --       0.0555      (0.0555)          1.00       5.69
1995-ILA Service units .....     1.00      0.0529            --       0.0529      (0.0529)          1.00       5.43

1994-ILA units .............     1.00      0.0401            --       0.0401      (0.0401)          1.00       4.13
1994-ILA Administration
   units ...................     1.00      0.0388            --       0.0388      (0.0388)          1.00       3.98
1994-ILA Service units .....     1.00      0.0364            --       0.0364      (0.0364)          1.00       3.72

1993-ILA units .............     1.00      0.0296        0.0003       0.0299      (0.0299)          1.00       3.03
1993-ILA Administration
   units ...................     1.00      0.0281        0.0003       0.0284      (0.0284)          1.00       2.88
1993-ILA Service units .....     1.00      0.0257        0.0002       0.0259      (0.0259)          1.00       2.62

1992-ILA units .............     1.00      0.0368        0.0004       0.0372      (0.0372)          1.00       3.76
1992-ILA Administration
   units ...................     1.00      0.0356        0.0004       0.0360      (0.0360)          1.00       3.61
1992-ILA Service units .....     1.00      0.0358        0.0006       0.0364      (0.0364)          1.00       3.35

1991-ILA units .............     1.00      0.0591        0.0004       0.0595      (0.0595)          1.00       6.12

1991-ILA Administration
   units ...................     1.00      0.0574        0.0004       0.0578      (0.0578)          1.00       5.96
1991-ILA Service units .....     1.00      0.0547        0.0004       0.0551      (0.0551)          1.00       5.70

1990-ILA units .............     1.00      0.0793        0.0001       0.0794      (0.0794)          1.00       8.24
1990-ILA Administration
   units/(c)/...............     1.00      0.0424        0.0001       0.0425      (0.0425)          1.00       7.86/(b)/
1990-ILA Service units/(c)/.     1.00      0.0438       --            0.0438      (0.0438)          1.00       7.61/(b)/

1989-ILA units .............     1.00      0.0885        0.0001       0.0886      (0.0886)          1.00       9.31

1988-ILA units .............     1.00      0.0751       --            0.0751      (0.0751)          1.00       7.66

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     1.00      0.0063       --            0.0063      (0.0063)         1.00        7.38/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ============================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............     0.36%           5.15%          $703,097       0.43%             5.08%
1996-ILA Administration
   units ...................     0.51            5.00            257,258       0.58              4.93
1996-ILA Service units .....     0.76            4.75             28,845       0.83              4.68

1995-ILA units .............     0.36            5.71            574,155       0.42              5.65
1995-ILA Administration
   units ...................     0.51            5.55            164,422       0.57              5.49
1995-ILA Service units .....     0.76            5.29             23,080       0.82              5.23

1994-ILA units .............     0.35            4.01            559,470       0.43              3.93
1994-ILA Administration
   units ...................     0.50            3.88            145,867       0.58              3.80
1994-ILA Service units .....     0.75            3.61             21,862       0.83              3.53

1993-ILA units .............     0.35            2.96            699,604       0.43              2.88
1993-ILA Administration
   units ...................     0.50            2.81            150,452       0.58              2.73
1993-ILA Service units .....     0.75            2.57             11,166       0.83              2.49

1992-ILA units .............     0.35            3.68            884,571       0.43              3.60
1992-ILA Administration
   units ...................     0.50            3.56            187,445       0.58              3.48
1992-ILA Service units .....     0.75            3.58             15,114       0.83              3.50

1991-ILA units .............     0.35            5.91          1,153,191       0.42              5.84
1991-ILA Administration
   units ...................     0.50            5.74            210,330       0.57              5.67
1991-ILA Service units .....     0.75            5.47             56,586       0.82              5.40

1990-ILA units .............     0.35            7.93            924,141       0.40              7.88
1990-ILA Administration
   units/(c)/...............     0.50/(b)/       7.63/(b)/       204,477       0.55/(b)/         7.58/(b)/
1990-ILA Service units/(c)/.     0.75/(b)/       7.46/(b)/        38,128       0.80/(b)/         7.41/(b)/

1989-ILA units .............     0.35            8.85          1,295,389       0.40              8.80

1988-ILA units .............     0.27            7.51           701,105        0.40              7.38

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     0.15/(b)/       7.62/(b)/      183,633        0.40/(b)/         7.37/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June of 1990.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (gain) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
================================

1996-ILA units .............    $1.00     $0.0504       $ 0.0001     $0.0505       $(0.0504)       $1.00       5.15%
1996-ILA Administration
   units ...................     1.00      0.0489         0.0001      0.0490       (0.0489)         1.00       4.99
1996-ILA Service units .....     1.00      0.0463         0.0001      0.0464       (0.0463)         1.00       4.73

1995-ILA units .............     1.00      0.0562         0.0002      0.0564       (0.0564)         1.00       5.77
1995-ILA Administration
   units ...................     1.00      0.0549         0.0002      0.0551       (0.0551)         1.00       5.62
1995-ILA Service units .....     1.00      0.0519         0.0002      0.0521       (0.0521)         1.00       5.35

1994-ILA units .............     1.00      0.0378         0.0002      0.0380       (0.0380)         1.00       3.94
1994-ILA Administration
   units ...................     1.00      0.0362         0.0002      0.0364       (0.0364)         1.00       3.79
1994-ILA Service units .....     1.00      0.0350         0.0002      0.0352       (0.0352)         1.00       3.53

1993-ILA units .............     1.00      0.0282         0.0008      0.0290       (0.0291)         1.00       2.94
1993-ILA Administration          1.00      0.0267         0.0008      0.0275       (0.0276)         1.00       2.79
   units ...................
1993-ILA Service units .....     1.00      0.0242         0.0006      0.0248       (0.0250)         1.00       2.53

1992-ILA units .............     1.00      0.0338         0.0027      0.0365       (0.0364)         1.00       3.70
1992-ILA Administration
   units ...................     1.00      0.0325         0.0027      0.0352       (0.0351)         1.00       3.55
1992-ILA Service units .....     1.00      0.0309         0.0030      0.0339       (0.0336)         1.00       3.29

1991-ILA units .............     1.00      0.0567         0.0011      0.0578       (0.0578)         1.00       5.91
1991-ILA Administration
   units ...................     1.00      0.0545         0.0011      0.0556       (0.0556)         1.00       5.75
1991-ILA Service units .....     1.00      0.0522         0.0011      0.0533       (0.0533)         1.00       5.49

1990-ILA units .............     1.00      0.0779         0.0003      0.0782       (0.0782)         1.00       8.11
1990-ILA Administration
   units (c)................     1.00      0.0439         0.0004      0.0443       (0.0443)         1.00       7.74/(b)/
1990-ILA Service units (c)..     1.00      0.0359         0.0002      0.0361       (0.0363)         1.00       7.42/(b)/


1989-ILA units .............     1.00      0.0877         0.0001      0.0878       (0.0878)         1.00       9.15

1988-ILA units .............     1.00      0.0716         0.0002      0.0718       (0.0718)         1.00       7.42

1987-ILA units .............     1.00      0.0622         0.0001      0.0623       (0.0624)         1.00       6.43


                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended December 31,
================================

1996-ILA units .............     0.41%           5.04%         $694,651         0.44%            5.01%
1996-ILA Administration
   units ...................     0.56            4.89            36,055         0.59             4.86
1996-ILA Service units .....     0.81            4.63            94,228         0.84             4.60

1995-ILA units .............     0.41            5.62           570,469         0.43             5.60
1995-ILA Administration
   units ...................     0.56            5.49            47,558         0.58             5.47
1995-ILA Service units .....     0.81            5.19            85,401         0.83             5.17

1994-ILA units .............     0.40            3.78           881,520         0.44             3.74
1994-ILA Administration
   units ...................     0.55            3.62            95,483         0.59             3.58
1994-ILA Service units .....     0.80            3.50           156,930         0.84             3.46

1993-ILA units .............     0.40            2.82         1,315,378         0.43             2.79
1993-ILA Administration
   units ...................     0.55            2.67           161,845         0.58             2.64
1993-ILA Service units .....     0.80            2.42           101,272         0.83             2.39

1992-ILA units .............     0.40            3.38         1,785,472         0.42             3.36
1992-ILA Administration
   units ...................     0.55            3.25           461,542         0.57             3.23
1992-ILA Service units .....     0.80            3.09            56,389         0.82             3.07

1991-ILA units .............     0.40            5.67         2,103,627         0.43             5.64
1991-ILA Administration
   units ...................     0.55            5.45           464,060         0.58             5.42
1991-ILA Service units .....     0.80            5.22           200,176         0.83             5.19

1990-ILA units .............     0.39            7.79         2,203,756         0.39             7.79
1990-ILA Administration
   units (c)................     0.55/(b)        7.49/(b)/      296,313         0.55/(b)/        7.49/(b)/
1990-ILA Service units (c)..     0.80/(b)/       7.15/(b)/      132,888         0.80/(b)/        7.15/(b)/


1989-ILA units .............     0.40            8.77         2,268,330         0.40             8.77

1988-ILA units .............     0.40            7.16         2,197,796         0.40             7.16

1987-ILA units .............     0.40            6.22         2,243,870         0.40             6.22
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



                                                            Income from investment operations
                                                           ===================================
                                                                           Net
                                               Net asset                realized      Total                   Net asset
                                               value at       Net       gain on    income from                value at
                                               beginning   investment  investment   investment Distributions   end of      Total
                                               of period     income    transaction  operation  to unitholders  period   return/(a)/
                                              ====================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............................    $1.00       $0.0498     $0.0002      $0.0500     $(0.0500)     $1.00      5.11%
1996-ILA Administration units ..............     1.00        0.0483      0.0003       0.0486      (0.0486)      1.00      4.95
1996-ILA Service units .....................     1.00        0.0459      0.0001       0.0460      (0.0460)      1.00      4.69

1995-ILA units .............................     1.00        0.0551      0.0007       0.0558      (0.0558)      1.00      5.73
1995-ILA Administration units ..............     1.00        0.0537      0.0007       0.0544      (0.0544)      1.00      5.57
1995-ILA Service units .....................     1.00        0.0511      0.0007       0.0518      (0.0518)      1.00      5.31

1994-ILA units .............................     1.00        0.0377          --       0.0377      (0.0377)      1.00      3.91
1994-ILA Administration units ..............     1.00        0.0368          --       0.0368      (0.0368)      1.00      3.75
1994-ILA Service units .....................     1.00        0.0340          --       0.0340      (0.0340)      1.00      3.49

1993-ILA units .............................     1.00        0.0279      0.0006       0.0285      (0.0286)      1.00      2.89
1993-ILA Administration units ..............     1.00        0.0264      0.0006       0.0270      (0.0270)      1.00      2.74
1993-ILA Service units .....................     1.00        0.0239      0.0006       0.0245      (0.0246)      1.00      2.48

1992-ILA units .............................     1.00        0.0339      0.0025       0.0364      (0.0362)      1.00      3.65
1992-ILA Administration units ..............     1.00        0.0320      0.0023       0.0343      (0.0343)      1.00      3.49
1992-ILA Service units .....................     1.00        0.0294      0.0024       0.0318      (0.0318)      1.00      3.23

1991-ILA units .............................     1.00        0.0557      0.0018       0.0575      (0.0575)      1.00      5.90
1991-ILA Administration units ..............     1.00        0.0540      0.0018       0.0558      (0.0558)      1.00      5.74
1991-ILA Service units .....................     1.00        0.0515      0.0018       0.0533      (0.0533)      1.00      5.48

1990-ILA units .............................     1.00        0.0772      0.0002       0.0774      (0.0774)      1.00      8.05
1990-ILA Administration units /(c)/.........     1.00        0.0413      0.0002       0.0415      (0.0415)      1.00      7.67/(b)/
1990-ILA Service units /(c)/................     1.00        0.0417      0.0003       0.0420      (0.0421)      1.00      7.42/(b)/

1989-ILA units .............................     1.00        0.0864      0.0005       0.0869      (0.0869)      1.00      9.06

1988-ILA units .............................     1.00        0.0704      0.0004       0.0708      (0.0708)      1.00      7.30

1987-ILA units .............................     1.00        0.0617      0.0002       0.0619      (0.0619)      1.00      6.32



                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                      ======================
                                                     Ratio        Ratio of net                                     Ratio of net
                                                     of net       investment         Net            Ratio of net   investment
                                                    expenses      income to        assets at        expenses to     income to
                                                   to average     of average     end of period      average net    average net
                                                   net assets     net assets      (in 000's)          assets         assets
                                                   =============================================================================
For the Years Ended December 31,
================================
1996-ILA units ..................................      0.41%         4.98%        $574,734          0.43%          4.96%
1996-ILA Administration units ...................      0.56          4.83          108,850          0.58           4.81
1996-ILA Service units ..........................      0.81          4.59          123,483          0.83           4.57

1995-ILA units ..................................      0.41          5.51          711,209          0.43           5.49
1995-ILA Administration units ...................      0.56          5.37           92,643          0.58           5.35
1995-ILA Service units ..........................      0.81          5.11          119,692          0.83           5.09

1994-ILA units ..................................      0.40          3.77          713,816          0.44           3.73
1994-ILA Administration units ...................      0.55          3.68           97,626          0.59           3.64
1994-ILA Service units ..........................      0.80          3.40          108,972          0.84           3.35

1993-ILA units ..................................      0.40          2.79          969,565          0.43           2.76
1993-ILA Administration units ...................      0.55          2.64          121,327          0.58           2.61
1993-ILA Service units ..........................      0.80          2.39          185,506          0.83           2.36

1992-ILA units ..................................      0.40          3.39        1,328,036          0.43           3.36
1992-ILA Administration units ...................      0.55          3.20          152,804          0.58           3.17
1992-ILA Service units ..........................      0.80          2.94          183,208          0.83           2.91

1991-ILA units ..................................      0.40          5.57        1,709,321          0.43           5.54
1991-ILA Administration units ...................      0.55          5.40          146,795          0.58           5.37
1991-ILA Service units ..........................      0.80          5.15          154,419          0.83           5.12

1990-ILA units ..................................      0.39          7.72        1,816,991          0.39           7.72
1990-ILA Administration units /(c)/..............      0.55/(b)/     7.42/(b)/     132,088          0.55/(b)/      7.42/(b)/
1990-ILA Service units /(c)/.....................      0.80/(b)/     7.11/(b)/     148,323          0.80/(b)/      7.11/(b)/

1989-ILA units ..................................      0.40          8.64        1,769,974          0.40           8.64

1988-ILA units ..................................      0.40          7.04        1,657,215          0.40           7.04

1987-ILA units ..................................      0.40          6.17        1,693,767          0.40           6.17

-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

--------------------------------------------------------------------------------


                                                Income from investment operations
                                            ========================================
                                 Net asset                Net realized      Total                        Net asset
                                 value at      Net           gain        income from     Distributions   value at
                                 beginning  investment   on investment    investment         to             end       Total /(a)/
                                 of period    income     transcations     operations     unitholders     of period     return
                                 ===================================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............     $1.00       $0.0496     $0.0004         $0.0500         $(0.0500)        $1.00         5.10%
1996-ILA Administration
   units ...................      1.00        0.0482      0.0004          0.0486          (0.0486)         1.00         4.95
1996-ILA Service units .....      1.00        0.0456      0.0004          0.0460          (0.0460)         1.00         4.68

1995-ILA units .............      1.00        0.0550      0.0006          0.0556          (0.0556)         1.00         5.70
1995-ILA Administration
   units ...................      1.00        0.0534      0.0007          0.0541          (0.0540)         1.00         5.54
1995-ILA Service units .....      1.00        0.0500      0.0005          0.0505          (0.0505)         1.00         5.28

1994-ILA units .............      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         4.01
1994-ILA Administration
   units ...................      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         3.85
1994-ILA Service units .....      1.00        0.0371      0.0001          0.0372          (0.0372)         1.00         3.59

1993-ILA units .............      1.00        0.0288      0.0006          0.0294          (0.0294)         1.00         2.98
1993-ILA Administration
   units ...................      1.00        0.0273      0.0006          0.0279          (0.0279)         1.00         2.83
1993-ILA Service units .....      1.00        0.0248      0.0006          0.0254          (0.0254)         1.00         2.57

1992-ILA units .............      1.00        0.0338      0.0012          0.0350          (0.0350)         1.00         3.54
1992-ILA Administration
   units ...................      1.00        0.0326      0.0012          0.0338          (0.0338)         1.00         3.38
1992-ILA Service units .....      1.00        0.0275      0.0011          0.0286          (0.0286)         1.00         3.13

For the Period January 30, 1991 (commencement of operations) through December 31,
=================================================================================

1991-ILA units .............      1.00        0.0486      0.0013          0.0499          (0.0499)         1.00         5.75/(b)/
1991-ILA Administration
   units /(c)/..............      1.00        0.0210      0.0010          0.0220          (0.0220)         1.00         5.21/(b)/
1991-ILA Service units /(c)/      1.00        0.0473      0.0009          0.0482          (0.0482)         1.00         5.33/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                         ====================================
                                               Ratio of net       Net                         Ratio of net
                                Ratio of net    investment      assets at    Ratio of net      investment
                                expenses to      income to        end         expenses to       income to
                                average net     average net     of period     average net      average net
                                   assets         assets        (in 000's)      assets           assets
                                =============================================================================
For the Years Ended December 31,
================================
1996-ILA units .............       0.21%           4.96%        $708,999        0.43%             4.74%
1996-ILA Administration
   units ...................       0.36            4.82          137,706        0.58              4.60
1996-ILA Service units .....       0.61            4.56          383,901        0.83              4.34

1995-ILA units .............       0.21            5.50          586,294        0.44              5.27
1995-ILA Administration
   units ...................       0.36            5.34           68,713        0.59              5.11
1995-ILA Service units .....       0.61            5.00          123,254        0.84              4.77

1994-ILA units .............       0.20            3.96          547,351        0.43              3.73
1994-ILA Administration
   units ...................       0.35            3.97           64,388        0.58              3.74
1994-ILA Service units .....       0.60            3.72           74,451        0.83              3.49

1993-ILA units .............       0.20            2.88          456,411        0.44              2.64
1993-ILA Administration
   units ...................       0.35            2.73           26,553        0.59              2.49
1993-ILA Service units .....       0.60            2.48           34,014        0.84              2.24

1992-ILA units .............       0.18            3.38          422,506        0.45              3.11
1992-ILA Administration
   units ...................       0.33            3.26            6,915        0.60              2.99
1992-ILA Service units .....       0.58            2.75           29,522        0.85              2.48

For the Period January 30, 1991 through December 31,
====================================================
1991-ILA units .............       0.10/(b)/       5.28/(b)/     424,436        0.45/(b)/         4.93/(b)/
1991-ILA Administration
   units /(c)/..............       0.25/(b)/       4.77/(b)/      17,649        0.60/(b)/         4.42/(b)/
1991-ILA Service units /(c)/       0.50/(b)/       5.13/(b)/       9,430        0.85/(b)/         4.78/(b)/


-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during July and January of 1991, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

--------------------------------------------------------------------------------


                                                       Income from investment operations
                                                     --------------------------------------
                                            Net
                                           asset                  Net realized     Total
                                          value at                    gain         income                   Net asset
                                          beginning     Net            on           from     Distributions  value at
                                             of      investment    investment    investment       to           end       Total
                                           period      income     transactions   operations   unitholders   of period   return(a)
                                          ======================================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................      $1.00      $0.0513         --        $0.0513       $(0.0513)     $1.00       5.24%
1996-ILA Administration units.........       1.00       0.0498         --         0.0498        (0.0498)      1.00       5.09
1996-ILA Service units ...............       1.00       0.0473         --         0.0473        (0.0473)      1.00       4.83

1995-ILA units .......................       1.00       0.0569         --         0.0569        (0.0569)      1.00       5.83
1995-ILA Administration units ........       1.00       0.0550         --         0.0550        (0.0550)      1.00       5.67
1995-ILA Service units ...............       1.00       0.0522         --         0.0522        (0.0522)      1.00       5.41

1994-ILA units .......................       1.00       0.0407         --         0.0407        (0.0407)      1.00       4.11
1994-ILA Administration units ........       1.00       0.0388         --         0.0388        (0.0388)      1.00       3.95
1994-ILA Service units ...............       1.00       0.0392         --         0.0392        (0.0392)      1.00       3.69

1993-ILA units .......................       1.00       0.0296         --         0.0296        (0.0296)      1.00       3.00
1993-ILA Administration units ........       1.00       0.0281         --         0.0281        (0.0281)      1.00       2.84
1993-ILA Service units/(c)/...........       1.00       0.0157         --         0.0157        (0.0157)      1.00       2.56/(b)/

1992-ILA units .......................       1.00       0.0358         --         0.0358        (0.0358)      1.00       3.61
1992-ILA Administration units ........       1.00       0.0340         --         0.0340        (0.0340)      1.00       3.46

1991-ILA units .......................       1.00       0.0576         --         0.0576        (0.0576)      1.00       5.94
1991-ILA Administration units ........       1.00       0.0542         --         0.0542        (0.0542)      1.00       5.78
1991-ILA Service units/(c)/...........       1.00       0.0196         --         0.0196        (0.0196)      1.00       5.55/(b)/

1990-ILA units .......................       1.00       0.0772         --         0.0772        (0.0772)      1.00       8.06
1990-ILA Administration units/(d)/....       1.00       0.0205         --         0.0205        (0.0205)      1.00       7.39/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................       1.00       0.0516         --         0.0516        (0.0516)      1.00       7.62(b)


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ---------------------------
                                                       Ratio of net     Net                      Ratio of net
                                         Ratio of net  investment     assets at   Ratio of net   investment
                                         expenses to    income to       end       expenses to     income to
                                         average net   average net    of period   average net    average net
                                            assets       assets      (in 000's)     assets         assets
                                         ====================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................        0.26%        5.13%    $2,303,677       0.43%          4.96%
1996-ILA Administration units.........        0.41         4.98        794,537       0.58           4.81
1996-ILA Service units ...............        0.66         4.73        192,416       0.83           4.56

1995-ILA units .......................        0.26         5.69      1,731,935       0.42           5.53
1995-ILA Administration units ........        0.41         5.50        516,917       0.57           5.34
1995-ILA Service units ...............        0.66         5.22        102,576       0.82           5.06

1994-ILA units .......................        0.25         4.07      1,625,567       0.42           3.90
1994-ILA Administration units ........        0.40         3.88        329,896       0.57           3.71
1994-ILA Service units ...............        0.65         3.92         15,539       0.82           3.75

1993-ILA units .......................        0.25         2.96      1,430,292       0.42           2.79
1993-ILA Administration units ........        0.40         2.81        362,401       0.57           2.64
1993-ILA Service units/(c)/...........        0.65/(b)/    2.54/(b)/     1,425       0.82/(b)/      2.37/(b)/

1992-ILA units .......................        0.25         3.58      1,600,989       0.42           3.41
1992-ILA Administration units ........        0.40         3.40        312,792       0.57           3.23

1991-ILA units .......................        0.25         5.76      1,656,232       0.42           5.59
1991-ILA Administration units ........        0.40         5.42        291,810       0.57           5.25
1991-ILA Service units/(c)/...........        0.65/(b)/    5.56/(b)/        --       0.82/(b)/      5.39/(b)/

1990-ILA units .......................        0.25         7.72      1,368,765       0.40           7.57
1990-ILA Administration units/(d)/....        0.40/(b)/    7.25/(b)/    90,748       0.55/(b)/      7.10/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................        0.19/(b)/    8.41/(b)/   455,230       0.40/(b)/      8.20/(b)/


----------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ Annualized.
/(c)/ ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
      (d)ILA Administration unit activity commenced during September of 1990.




--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs--Institutional Liquid Assets
------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

------------------------------------------------------------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ======================================
                                                                    Net
                                      Net asset                  realized         Total                       Net asset
                                      value at       Net         gain(loss)     income from                   value at
                                      beginning   investment   on investment    investment     Distributions   end of      Total
                                      of period     income      transactions     operations    to unitholders  period    return/(a)/
                                     ===============================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................    $1.00       $0.0320         $              $0.0320       $(0.0320)      $1.00      3.25%
1996-ILA Administration units.......     1.00        0.0306            --           0.0306       (0.0306)        1.00      3.09
1996-ILA Service units .............     1.00        0.0279            --           0.0279       (0.0279)        1.00      2.84

1995-ILA units .....................     1.00        0.0365            --           0.0365       (0.0365)        1.00      3.72
1995-ILA Administration units.......     1.00        0.0351            --           0.0351       (0.0352)        1.00      3.57
1995-ILA Service units .............     1.00        0.0324            --           0.0324       (0.0325)        1.00      3.31

1994-ILA units .....................     1.00        0.0264            --           0.0264       (0.0264)        1.00      2.71
1994-ILA Administration units.......     1.00        0.0250            --           0.0250       (0.0250)        1.00      2.55
1994-ILA Service units .............     1.00        0.0220            --           0.0220       (0.0220)        1.00      2.30

1993-ILA units .....................     1.00        0.0222            --           0.0222       (0.0222)        1.00      2.25
1993-ILA Administration units.......     1.00        0.0207            --           0.0207       (0.0207)        1.00      2.09
1993-ILA Service units .............     1.00        0.0183            --           0.0183       (0.0183)        1.00      1.84

1992-ILA units .....................     1.00        0.0277            --           0.0277       (0.0277)        1.00      2.82
1992-ILA Administration units.......     1.00        0.0266            --           0.0266       (0.0266)        1.00      2.67
1992-ILA Service units .............     1.00        0.0243            --           0.0243       (0.0243)        1.00      2.41

1991-ILA units .....................     1.00        0.0424            --           0.0424       (0.0424)        1.00      4.33
1991-ILA Administration units.......     1.00        0.0406            --           0.0406       (0.0406)        1.00      4.17
1991-ILA Service units .............     1.00        0.0386            --           0.0386       (0.0386)        1.00      3.91

1990-ILA units .....................     1.00        0.0550         (0.0001)        0.0549       (0.0549)        1.00      5.64
1990-ILA Administration units /(c)/.     1.00        0.0301            --           0.0301       (0.0300)        1.00      5.43/(b)/
1990-ILA Service units /(c)/........     1.00        0.0259            --           0.0259       (0.0259)        1.00      5.17/(b)/

1989-ILA units .....................     1.00        0.0591         (0.0001)        0.0590       (0.0590)        1.00      6.07

1988-ILA units .....................     1.00        0.0487          0.0003         0.0490       (0.0490)        1.00      5.03

1987-ILA units .....................     1.00        0.0413         (0.0003)        0.0410       (0.0410)        1.00      4.23

                                                                                              Ratio assuming no
                                                                                            waiver of fees and no
                                                                                              expense limitation
                                                                                         ==============================
                                                      Ratio of net          Net                          Ratio of net
                                     Ratio of net      investment         assets at      Ratio of net     investment
                                     expenses to        income to          end of         expenses to      income to
                                     average net       average net         period         average net     average net
                                       assets            assets          (in 000's)         assets          assets
                                    ===================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................      0.31%            3.20%           $1,514,443        0.41%           3.10%
1996-ILA Administration units.......      0.46             3.06                59,097        0.56            2.96
1996-ILA Service units .............      0.71             2.79                28,921        0.81            2.69

1995-ILA units .....................      0.31             3.65            $1,342,585        0.42            3.54
1995-ILA Administration units.......      0.46             3.51                48,773        0.57            3.40
1995-ILA Service units .............      0.71             3.24                49,647        0.82            3.13

1994-ILA units .....................      0.30             2.64             1,434,965        0.41            2.53
1994-ILA Administration units.......      0.45             2.50                97,778        0.56            2.39
1994-ILA Service units .............      0.70             2.20                36,492        0.81            2.09

1993-ILA units .....................      0.30             2.22             1,769,477        0.41            2.11
1993-ILA Administration units.......      0.45             2.08                99,896        0.56            1.97
1993-ILA Service units .............      0.70             1.83                45,172        0.81            1.72

1992-ILA units .....................      0.30             2.77             1,333,925        0.42            2.65
1992-ILA Administration units.......      0.45             2.66                50,225        0.57            2.54
1992-ILA Service units .............      0.70             2.43                29,534        0.82            2.31

1991-ILA units .....................      0.32             4.24             1,044,986        0.42            4.14
1991-ILA Administration units.......      0.47             4.06                37,567        0.57            3.96
1991-ILA Service units .............      0.72             3.86                52,399        0.82            3.76

1990-ILA units .....................      0.40             5.50               603,895        0.40            5.50
1990-ILA Administration units /(c)/.     0.55/(b)/         5.40/(b)/           42,498        0.55/(b)/       5.40/(b)/
1990-ILA Service units /(c)/........     0.80/(b)/         5.16/(b)/           56,810        0.80/(b)/       5.16/(b)/

1989-ILA units .....................      0.40             5.91               688,556        0.40            5.91

1988-ILA units .....................      0.40             4.87               907,782        0.40            4.87

1987-ILA units .....................      0.40             4.13               965,714        0.40            4.13
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio
--------------------------------------------------------------------------------


                                         Income from investment operations
                                       =====================================




                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (loss) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............    $1.00      $0.0299          --       $0.0299      $(0.0299)       $1.00         3.03%
1996-ILA Administration
   units ...................     1.00       0.0284          --        0.0284       (0.0284)        1.00         2.88

1995-ILA units .............     1.00       0.0349          --        0.0349       (0.0350)        1.00         3.55
1995-ILA Administration
   units ...................     1.00       0.0332          --        0.0332       (0.0332)        1.00         3.40

1994-ILA units .............     1.00       0.0250          --        0.0250       (0.0250)        1.00         2.53
1994-ILA Administration
   units ...................     1.00       0.0233          --        0.0233       (0.0233)        1.00         2.37

1993-ILA units .............     1.00       0.0206          --        0.0206       (0.0206)        1.00         2.09
1993-ILA Administration
   units ...................     1.00       0.0191          --        0.0191       (0.0191)        1.00         1.93
1993-ILA Service units .....     1.00       0.0166          --        0.0166       (0.0166)        1.00         1.68

1992-ILA units .............     1.00       0.0256       (0.0001)     0.0255       (0.0256)        1.00         2.62
1992-ILA Administration
   units ...................     1.00       0.0235       (0.0002)     0.0233       (0.0235)        1.00         2.47
1992-ILA Service units (c)..     1.00       0.0081          --        0.0081       (0.0081)        1.00         1.99/(b)/

1991-ILA units .............     1.00       0.0388          --        0.0388       (0.0388)        1.00         3.92
1991-ILA Administration
   units ...................     1.00       0.0376          --        0.0376       (0.0376)        1.00         3.80

1990-ILA units .............     1.00       0.0511       (0.0001)     0.0510       (0.0511)        1.00         5.24
1990-ILA Administration
   units (c)................     1.00       0.0042          --        0.0042       (0.0042)        1.00         5.14/(b)/

1989-ILA units .............     1.00       0.0573       (0.0001)     0.0572       (0.0572)        1.00         5.93


For the Period October 3, 1988 (commencement of operations) through
    December 31,
=========================================================
1988-ILA units .............     1.00      0.0139           --        0.0139       (0.0139)        1.00         5.81/(b)/



                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to         end        expenses to       income to
                               average net     average net     period of     average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............     0.41%            2.99%          $440,476      0.42%             2.98%
1996-ILA Administration
   units ...................     0.56             2.84                142      0.57              2.83

1995-ILA units .............     0.41             3.49            346,728      0.41              3.49
1995-ILA Administration
   units ...................     0.56             3.32                 61      0.56              3.32

1994-ILA units .............     0.40             2.50            227,399      0.41              2.49
1994-ILA Administration
   units ...................     0.55             2.33                790      0.56              2.32

1993-ILA units .............     0.40             2.06            229,839      0.44              2.02
1993-ILA Administration
   units ...................     0.55             1.91              1,425      0.59              1.87
1993-ILA Service units .....     0.76             1.66                 --      0.84              1.54

1992-ILA units .............     0.40             2.56            161,868      0.47              2.49
1992-ILA Administration
   units ...................     0.55             2.35                 31      0.62              2.28
1992-ILA Service units (c)..     0.80/(b)/                              3      0.87/(b)/         1.96/(b)/
                                                  2.03(b)

1991-ILA units .............     0.40             3.88            102,494      0.47              3.81
1991-ILA Administration
   units ...................     0.55             3.76                 13      0.62              3.69

1990-ILA units .............     0.40             5.11            106,972      0.40              5.11
1990-ILA Administration
   units (c)................     0.55/(b)/        5.33(b)              68      0.55/(b)/         5.33/(b)/

1989-ILA units .............     0.40             5.73            112,463      0.40             5.73

For the Period October 3, 1988 (commencement of
   operations) through December 31,
=========================================================

1988-ILA units .............     0.24/(b)/        5.74/(b)/        41,028     0.38/(b)/         5.60/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                                      Income from investment operations
                                                  ----------------------------------------
                                      Net asset                 Net realized      Total                       Net asset
                                      value at       Net            loss       income from                     value at
                                      beginning   investment   on investment    investment    Distribution       end        Total
                                      of period     income      transactions    operations   to unitholders   of period   return(a)
                                      =============================================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    $1.00      $0.0301           --          $0.0301       $(0.0301)      $1.00         3.05%
1996-ILA Administration units ......     1.00       0.0288           --           0.0288        (0.0288)       1.00         2.90

1995-ILA units .....................     1.00       0.0344           --           0.0344        (0.0344)       1.00         3.51
1995-ILA Administration units ......     1.00       0.0328           --           0.0328        (0.0328)       1.00         3.35

1994-ILA units .....................     1.00       0.0262           --           0.0262        (0.0262)       1.00         2.56
1994-ILA Administration units ......     1.00       0.0247           --           0.0247        (0.0247)       1.00         2.41

1993-ILA units .....................     1.00       0.0221           --           0.0221        (0.0221)       1.00         2.21
1993-ILA Administration units ......     1.00       0.0205           --           0.0205        (0.0205)       1.00         2.05

1992-ILA units .....................     1.00       0.0265           --           0.0265        (0.0265)       1.00         2.71
1992-ILA Administration units ......     1.00       0.0253           --           0.0253        (0.0253)       1.00         2.55

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------

1991-ILA units .....................     1.00       0.0347     (0.0002)           0.0345        (0.0347)       1.00       4.02/(b)/
1991-ILA Administration units /(c)/.     1.00       0.0330           --           0.0330        (0.0330)       1.00       3.87/(b)/

--------------------
                                                                                        Ratios assuming no
                                                                                      waiver of fees and no
                                                                                       expense limitations
                                                                                 ------------------------------
                                                     Ratio of net       Net                        Ratio of net
                                    Ratio of net      investment     assets at     Ratio of net     investment
                                     expenses to       income to        end         expenses to     income to
                                     average net      average net    of period      average net    average net
                                        assets           assets      (in 000's)        assets         assets
                                    ============================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    0.32%            3.01%        $70,175          0.43%          2.90%
1996-ILA Administration units ......    0.47             2.88          44,319          0.58           2.77

1995-ILA units .....................    0.30             3.44          90,537          0.44           3.30
1995-ILA Administration units ......    0.45             3.28          26,724          0.59           3.14

1994-ILA units .....................    0.24             2.62          84,517          0.47           2.39
1994-ILA Administration units ......    0.39             2.47          38,970          0.62           2.24

1993-ILA units .....................    0.10             2.21          48,367          0.51           1.80
1993-ILA Administration units ......    0.25             2.05          20,306          0.66           1.64

1992-ILA units .....................    0.10             2.65          16,844          0.57           2.18
1992-ILA Administration units ......    0.25             2.53          14,641          0.72           2.06

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------
1991-ILA units .....................    0.10/(b)/        3.96/(b)/     11,070          0.76/(b)/      3.30/(b)/
1991-ILA Administration units/(c)/..    0.25/(b)/        3.90/(b)/     19,198          0.91/(b)/      3.24/(b)/

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration unit activity commenced during February of 1991.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Unitholders and Board of Trustees of Goldman Sachs Money Market Trust--Institutional Liquid Assets:

   We have audited the accompanying statements of assets and liabilities of Goldman Sachs Money Market Trust--Institutional Liquid Assets (a Massachusetts business trust comprising the Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios), including the statements of investments as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Institutional Liquid Assets as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                               ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


--------------------------------------  ----------------------------------------

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                                      45

--------------------------------------------------------------------------------


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------------------------------------   -----------------------------------------

--------------------------------------------------------------------------------




-------------------------------------    ---------------------------------------









--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Institutional Liquid Assets Portfolios' Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY 10004





Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary






Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




Goldman Sachs

Money Market Trust

Institutional

Liquid Assets

--------------------------------------------------------------------------------

Annual Report
December 31, 1996



Prime Obligations Portfolio
Money Market Portfolio
Government Portfolio
Treasury Obligations Portfolio
Treasury Instruments Portfolio
Federal Portfolio
Tax-Exempt Diversified Portfolio
Tax-Exempt California Portfolio
Tax-Exempt New York Portfolio



[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

                                   APPENDIX A
                      DESCRIPTION OF SECURITIES RATINGS/1/

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

   AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

Short-Term Ratings
------------------

   P-1: Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     .  Leading market positions in well established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

     P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.


Short-Term Ratings
------------------

     A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

     AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     Duff & Phelps applies modifiers, + and -, in the AA and A categories for long-term fixed income securities. The modifier + indicates that the security ranks in the higher end of the category: the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

     D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are excellent and are supported by strong fundamental protection factors. Risk factors are minor.

     D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

     Duff & Phelps applies a plus and minus rating scale, D-1+ , D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.

     AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category.

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

     F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

     A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature a rating of A1+ is assigned.

     A2: Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

     AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

     AA: The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk, compared to issues rated in the highest category.

     A: The third highest category; indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

     TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

  /1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

                        GOLDMAN SACHS MONEY MARKET FUNDS
                             FINANCIAL SQUARE FUNDS
                   4900 Sears Tower, Chicago, Illinois 60606

--------------------------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION - MAY 1, 1997

                                   FST SHARES

--------------------------------------------------------------------------------


Goldman Sachs Trust (the "Trust") is an open-end management investment company (or mutual fund) which includes the Financial Square Funds. This Statement of Additional Information relates solely to the offering of FST Shares of Financial Square Prime Obligations Fund ("Prime Obligations Fund"), Financial Square Money Market Plus Fund ("Plus Fund"), Financial Square Money Market Fund ("Money Market Fund"), Financial Square Treasury Obligations Fund ("Treasury Obligations Fund"), Financial Square Treasury Instruments Fund ("Treasury Instruments Fund"), Financial Square Government Fund ("Government Fund"), Financial Square Federal Fund ("Federal Fund"), Financial Square Tax-Free Money Market Fund ("Tax-Free Fund") and Financial Square Municipal Money Market Fund ("Municipal Fund") (individually, a "Fund" and collectively the "Funds").

Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment adviser. Goldman Sachs serves as the Funds' distributor and transfer agent.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, shareholders will be assigned an Account Administrator ("AA"), who is ready to help shareholders with questions concerning their accounts. During business hours, shareholders can call their AA through a toll-free number to place purchase or redemption orders or obtain Fund and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide shareholders through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows shareholders to purchase or redeem shares and also obtain Fund and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus relating to FST Shares dated May 1, 1997, a copy of which may be obtained without charge by calling Goldman Sachs at 800-621-2550 or by writing Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS

                                       Page in
                                     Statement of
                                      Additional
                                     Information
                                     -------------
Investment Policies and Practices
     of the Funds                          4
Investment Limitations                    17
Trustees and Officers                     22
The Adviser, Distributor and Transfer
  Agent                                   28
Portfolio Transactions                    33
Net Asset Value                           35
Redemptions                               37
Calculation of Yield Quotations           38
Tax Information                           42
Organization and Capitalization           47
Custodian and Subcustodian                52
Independent Accountants                   52
Financial Statements                      52
Appendix A (Description of Securities
  Ratings)                               A-1


                INVESTMENT POLICIES AND PRACTICES OF THE FUNDS


The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS
------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS
------------------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic, or in the case of the Money Market and Plus Funds, foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Prime Obligations Fund, Plus Fund and Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guaran-tee the return of principal and may guarantee a stream of payments over time.
A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

REPURCHASE AGREEMENTS
---------------------

Each Fund (other than Treasury Instruments Fund) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, generally, for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller.

If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that a Fund does not have a perfected security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the Obligation.

Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, the Funds (other than the Treasury Instruments Fund), together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES
------------------

Money Market Fund and Plus Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. Tax-Free Fund and Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, Money Market Fund and Plus Fund are restricted to purchasing U.S. dollar denominated securities, but they are not otherwise precluded from purchasing securities of foreign issuers.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES
----------------------------------------------

Each of Prime Obligations Fund, Money Market Fund and Plus Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, install-ment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate securities and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. The value of a Fund's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Fund's other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objective and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations, Money Market and Plus Funds' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Fund will generally not invest in an asset-backed security if the income received with respect to such investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below.
In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

As set forth above, several types of asset-backed and receivables-backed securities have already been offered to investors, including, for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require Prime Obligations, Money Market or Plus Fund to dispose of any of their respective existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES
----------------------------------------------

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS
--------------------------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless a Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Funds will also consider the liquidity of the market for variable and floating rate instruments and in the event that such instruments are illiquid, the Funds' investments in such instruments will be subject to the limitation on illiquid securities.

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES
----------------------------------------

A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the

Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS
---------------------

Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations where, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Tax-Free Fund does not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds--those with original or remaining maturities of thirteen months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

The Funds which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the finan-cial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.
Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

Although Tax-Free Fund and Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the

Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. Tax-Free Fund and Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Tax-Free Fund and Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

Municipal obligations purchased for a Fund are subject to the policy on holdings of securities which are not readily marketable contained in the Fund's Prospectus. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance liquidity. In addition, standby commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

STANDBY COMMITMENTS
-------------------

In order to enhance the liquidity, stability or quality of municipal obligations, Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may each acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Adviser will look to the creditworthiness of the party providing the Fund with the right to sell.

The Funds each value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Fund's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Fund that may enter into such transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund.

Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Internal Revenue Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers, and which are applicable only to the taxpayer requesting the ruling and which have, on occasion, been reversed by the Internal Revenue Service) to the effect that they are considered the owners of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to them. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance letter rulings as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Fund and Municipal Fund each intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distribution of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to these Funds and neither Fund has assumed that such commitments will be available under all market conditions.


                             INVESTMENT LIMITATIONS

The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of
(1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund, with the exception of borrowings permitted by Investment Restriction (3).

 Accordingly, the Trust may not on behalf of any Fund (except for Government
Fund):

(1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act.

(2) purchase securities if such purchase would cause more than 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. However, there is no limitation with respect to, and each Fund (other than Money Market Fund and Plus Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of Money Market Fund and Plus Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of Money Market Fund and Plus Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

(3) borrow money, except that (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through re verse repurchase agreements in amounts up to 33/1/3/% of its total assets (including the amount borrowed),
     (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of port-folio securities, and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

(4) make loans, except through (a) the purchase of debt obligations in accordance with each Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting.

(6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.


Government Fund may not:

(1) with respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Fund in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(2) with respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(3) borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund's assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending;

(4) mortgage, pledge or hypothecate its assets except to secure permitted borrowings;

(5) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(6) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies to, concentrate its investments in, U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

(7) issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur and except for shares of existing or additional series of the Trust;

(8) purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Fund as a result of the ownership of securities;

(9) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Fund's investment objective and policies may be deemed to be loans;

(10) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Fund may acquire puts in connection with the acquisition of a debt instrument);

(11) invest in other companies for the purpose of exercising control or management.

Each Fund may, notwithstanding any other fundamental restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Fund:

     (a) invest in companies for the purpose of exercising control or management.

     (b) invest more than 10% of a Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

     (d)  make short sales of securities, except short sales against the box.


As money market funds, the Funds must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Fund's portfolio may not exceed 397 days and a Fund's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Fund, other than the Tax-Exempt Funds, as a matter of non-funda mental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Money Market Plus, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Free Money Market Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such

Funds may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Fund , no more than 10% of the Fund's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Funds (which are the only Funds that may invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Funds' total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Fund's investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Fund's total assets and the Fund's investment in such conduit securities issued by any issuer may not exceed 1% of the Fund's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

                             TRUSTEES AND OFFICERS

Information pertaining to the Board of Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------
Ashok N. Bakhru, 53     Chairman        Executive Vice President -
1325 Ave. of Americas      & Trustee    Finance and Administration and
NY, NY  10019                           Chief Financial Officer, Coty Inc.
                                        (since April 1996); President, ABN
                                        Associates (since June 1994); Senior
                                        Vice President of Scott Paper Company
                                        until June 1994; Director of Arkwright
                                        Mutual Insurance Company; Trustee of
                                        International House of Philadelphia;
                                        Member of Cornell University Council;
                                        Trustee of the Walnut Street Theater.

*David B. Ford, 51      Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New York, NY 10004                      Partner, Goldman Sachs (1986-1996); Co-
                                        Head of GSAM (since December 1994).

*Douglas C. Grip, 35    Trustee &       Vice President, Goldman Sachs
One New York Plaza      President       (since May 1996); President, MFS
New York, NY 10004                      Retirement Services Inc., of Massachu-
                                        setts Financial Services (prior
                                        thereto).

*John P. McNulty, 44    Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New YOrk, NY  10004                     Partner of Goldman Sachs (1990-1994 and
                                        1995-1996); Co-Head of Goldman Sachs
                                        Asset Management (since November 1995);
                                        Limited Partner of Goldman Sachs (1994
                                        to November 1995).

Mary P. McPherson, 60   Trustee         President of Bryn Mawr College
Taylor Hall                             (since 1978); Director of
Bryn Mawr College                       Josiah Macy, Jr. Foundation
Bryn Mawr, PA  19010                    (since 1977); Director of the
                                        Philadelphia Contributionship (since
                                        1985); Director of Amherst College
                                        (since 1986); Director of Dayton Hudson
                                        Corporation (since 1988);

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

                                        Director of the Spencer Foundation
                                        (since 1993); and member of PNC Advisory
                                        Board (since 1993).

*Alan A. Shuch, 48      Trustee         Limited Partner, Goldman Sachs
One New York Plaza                      (since 1994); Director and
York, NY 10004                          Vice President of Goldman Sachs Funds
                                        Management, Inc. (from April 1990 to
                                        November 1994); President and Chief
                                        Operating Officer, GSAM (from September
                                        1988 to November 1994).

Jackson W. Smart, 66    Trustee         Chairman, Executive Committee, First
One Northfield Plaza                    Commonwealth, Inc. (a managed dental
#218                                    care company, (since January 1996);
Northfield, IL 60093                    Chairman and Chief Executive Officer,
                                        MSP Communications Inc. (a company
                                        engaged in radio broadcasting) (since
                                        November 1988); Director, Federal
                                        Express Corporation (since 1976),
                                        Evanston Hospital Corporation (since
                                        1980), First Commonwealth, Inc. (since
                                        1988) and North American Private Equity
                                        Group (a venture capital fund).


William H. Springer, 67 Trustee         Vice Chairman and Chief Financial and
701 Morningside Drive                   Administrative Officer of Ameritech (a
Lake Forest, IL 60045                   telecommunications holding
                                        company,(February 1987 to June 1991);
                                        Director, Walgreen Co. (a retail drug
                                        store business); Director of Baker,
                                        Fentress & Co. (a closed-end, management
                                        investment company.


Richard P. Strubel, 57  Trustee         Managing Director, Tandem Partners, Inc.
70 West Madison St.                     (since 1990); President and Chief
Suite 1400                              Executive Officer, Microdot, Inc.
Chicago, IL 60602                       (a diversified manufacturer of fastening
                                        systems and

NAME, AGE               POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST       DURING PAST 5 YEARS
----------------------  ----------  -----------------------------

                                    connectors)(January 1984 to
                                    October 1994).

*Scott M. Gilman, 37    Treasurer   Director, Mutual Funds Administration,
One New York Plaza                  GSAM (since April 1994); Assistant
New York, NY  10004                 Treasurer, Goldman Sachs Funds Management,
                                    Inc. (since March 1993); Vice President,
                                    Goldman Sachs (since March 1990).


*John M. Perlowski, 32   Assistant  Vice President, Goldman Sachs
One New York Plaza       Treasurer  (since July 1995); Director,
New York, NY                        Investors Bank and Trust
10004                               Company (November 1993 to July 1995); Audit
                                    Manager of Arthur Andersen LLP (prior
                                    thereto).

*Pauline Taylor, 50      Vice       Vice President of Goldman Sachs (since
4900 Sears Tower         President  June 1992); Director, Shareholder Servicing
Chicago, IL                         of GSAM (since June 1992).
60606

*John W. Mosior, 58      Vice       Vice President, Goldman Sachs and Manager
4900 Sears Tower         President  of Shareholder Servicing of GSAM (since
Chicago, IL                         November 1989).
 60606

*Nancy L. Mucker, 47     Vice       Vice President, Goldman Sachs;
4900 Sears Tower         President  Manager of Shareholder
Chicago, IL                         Servicing of GSAM (since
60606                               November 1989).

*Michael J. Richman, 36  Secretary  Associate General Counsel of
85 Broad Street                     GSAM (since February 1994);
New York, NY                        Vice President and Assistant
10004                               General Counsel of Goldman
                                    Sachs (since June 1992);
                                    Counsel to the Funds Group,
                                    GSAM (since June 1992);
                                    Partner, Hale and Dorr (Sep-
                                    tember 1991 to June 1992).

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

*Howard B. Surloff, 31  Assistant       Assistant General Counsel and
85 Broad Street          Secretary      Vice President, Goldman Sachs
New York, NY 10004                      (since November 1993 and May 1994,
                                        respectively ); Counsel to the Funds
                                        Group, GSAM (since November 1993); Asso-
                                        ciate of Shereff, Friedman, Hoffman &
                                        Goodman (prior thereto).

*Valerie Zondorak, 31   Assistant       Vice President, Goldman Sachs
85 Broad Street          Secretary      (since March 1997); Counsel to
New York, NY  10004                     the Funds Group, GSAM (since March
                                        1997); Associate of Shereff Friedman,
                                        Hoffman & Goodman (prior thereto).

*Steven E. Hartstein,   Assistant       Legal Products Analyst,
33                       Secretary      Goldman Sachs (June 1993 to
85 Broad Street                         present); Funds Compliance
New York, NY 10004                      Officer, Citibank Global Asset
                                        Management (August 1991 to June 1993).

*Deborah Farrell, 25    Assistant       Legal Assistant, Goldman
85 Broad Street          Secretary      Sachs (since January 1994).
New York, NY 10004                      Formerly at Cleary Gottlieb,
                                        Steen and Hamilton.

*Kaysie P. Uniacke, 36  Assistant       Vice President and Senior
One New York Plaza       Secretary      Portfolio Manager, GSAM (since 1988).
New York, NY 10004

*Elizabeth D.
  Anderson, 27          Assistant       Portfolio Manager, GSAM (since
One New York Plaza       Secretary      April 1996); Junior Portfolio
New York, NY 10004                      Manager, GSAM (since 1995-1996); Funds
                                        Trading Assistant, GSAM (1993-1995);
                                        Compliance Analyst, Prudential
                                        Insurance (1991-1993).

Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:


                                          Pension or           Total
                                          Retirement        Compensation
                                           Benefits      from Goldman Sachs
                          Aggregate       Accrued as        Mutual Funds
                         Compensation       Part of        (including the
Name of Trustee         from the Funds  Funds' Expenses       Funds)*
----------------------  --------------  ---------------  ------------------
Paul C. Nagel, Jr.**       $28,050           $0              $62,450
Ashok N. Bakhru            $35,126           $0              $69,299
Marcia L. Beck***          $0                $0              $0
David B. Ford              $0                $0              $0
Alan A. Shuch              $0                $0              $0
Jackson W. Smart           $29,198           $0              $58,954
William H. Springer        $29,198           $0              $58,954
Richard P. Strubel         $29,198           $0              $58,594

______________

     * The Goldman Sachs Mutual Funds consisted of 29 mutual funds, including the five Funds in existence on December 31, 1996.

     **   Retired as of June 30, 1996.

     ***  Resigned as President and Trustee on May 1, 1996.

                  THE ADVISER, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER
-----------

GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Funds. Under the Management Agreement between Goldman Sachs and the Trust on behalf of the Funds, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Fund, acts as investment adviser and directs the investments of the Funds. In addition, GSAM administers the Funds' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .205% of each Fund's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding management fees, fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Fund, on an annualized basis, to .01% of the average daily net assets of that Fund. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Fund's estimated annualized expense ratio and the expense limit for that Fund. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed not to impose a portion of its management fee.

The Trust, on behalf of each Fund, is responsible for all expenses other than those expressly borne by GSAM under the Funds' Management Agreement. The expenses borne by shares of each Fund include, without limitation, the fees payable to GSAM, the fees and expenses of the Funds' custodian, fees and expenses of the Funds' transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Funds, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, their proportionate share of the compensation and expenses of the Trust's "non-interested" Trustees, and extraordinary expenses incurred by the Funds.

  Prior to May 1, 1997, the Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement. The services required to be performed for the Funds and the combined advisory and administration fees payable by the Funds under the former advisory and administration agreements are identical to the services and fees under the Management Agreement. For the fiscal years ended December 31, 1996 and December 31, 1995 and the eleven months ended December 31, 1994 the amounts of the management fee (including both advisory and administration fees) incurred by each Fund were as follows:


                                    Dec. 1996    Dec. 1995    Dec. 1994
                                   -----------  -----------  -----------
Prime Obligations Fund              $8,504,328   $7,194,392   $3,485,286
Money Market Fund/(1)/               5,131,644    3,236,027      900,121
Treasury Obligations Fund            4,121,944    2,401,903    1,186,773
Government Fund                      2,179,655    1,119,731      243,841
Tax-Free Money Market Fund/(2)/        930,176      459,413       35,436

------------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


GSAM has agreed that it will not impose a portion of its manage ment fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Funds for the periods indicated:

                                   Dec. 1996   Dec. 1995   Dec. 1994
                                   ----------  ----------  ----------
Prime Obligations Fund             $1,750,891  $3,173,924  $1,609,383
Money Market Fund/(1)/              1,142,133   1,063,477     482,154
Treasury Obligations Fund             848,635   1,747,326     554,447
Government Fund                       448,753     493,804     159,290
Tax-Free Money Market Fund/(2)/       219,242     304,151     109,909
---------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


The Management Agreement entered into on behalf of the Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 23, 1997. The Funds' shareholders approved the Management Agreement on April 21, 1997. The Manage ment Agreement will remain in effect until June 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Fund (as defined in the Investment Company Act) and, in either case, by a majority of "non-interested" Trustees.

Goldman Sachs has authorized any of its directors, partners, officers and employees who has been elected or appointed as a Trustee or officer of the Trust to serve in the capacities in which he or she has been elected and appointed.

In addition, GSAM assumed certain expenses related to the operations of each Fund during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Funds would have incurred the following additional expenses:

                                1996      1995     1994
                              --------  --------  -------
Prime Obligations Fund        $637,605  $382,318  $   -0-
Money Market Fund              456,796   420,234      N/A
Treasury Obligations           551,885   280,395      -0-
Government Fund                352,113   197,008   98,125
Tax-Free Money Market Fund      83,097    83,376      N/A
--------------------------


Each Fund may use any name derived from the name "Goldman Sachs" only as long as its Management Agreement remains in effect. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Fund or by either party upon sixty (60) days' written notice to GSAM or by GSAM without penalty at any time on 60 days' written notice to the Trust.

In managing the Tax-Free Money Market and Municipal Money Market Funds, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and adminis trative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT
----------------------------------

Goldman Sachs acts as principal underwriter and distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust which was most recently approved by the Board of Trustees on April 23, 1997. Goldman Sachs also serves as the transfer agent of each Fund. Goldman Sachs provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Funds.

Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.



ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY
----------------------------------------------------------------------------
GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and their
-------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary inter ests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be execut ed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be peri-ods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with their management of the Funds, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The propri etary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Funds.

The results of each Fund's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transac tions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.


                             PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Funds and of all other accounts managed by GSAM for execution with many firms.

GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Funds buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Funds to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Funds may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

Under the Investment Company Act, the Funds are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker-dealers: Shearson Lehman, Chase Manhattan, Bear Stearns Cos., Union Bank of Switzerland, Daiwa Securities America, Inc., Morgan Stanley, Swiss Bank Corp., Smith Barney Shearson, Salomon Brothers, Inc., and Bankers Trust. As of December 31, 1996, each Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands); Prime Obligations Fund - Bear Stearns ($149,014), Swiss Bank Corp. ($52,981), Chase Manhattan ($246,912), Morgan Stanley & Co., Inc. ($267,039); Government Fund - Bear Stearns ($50,000), Morgan Stanley & Co. ($138,753), Chase Manhattan ($115,627), Swiss Bank Corp. ($62,531); Treasury Obligations Fund - Swiss Bank Corp. ($252,384), Bear Stearns ($125,000), Lehman Brothers ($125,000), Union Bank of Switzerland ($125,000), Chase Manhattan ($466,686), Daiwa Securities ($125,000), Morgan Stanley & Co., Inc. ($560,024), Smith Barney Inc. ($100,000);
and Money Market Fund - Swiss Bank Corp. ($36,494), Chase Manhattan ($102,482), Morgan Stanley & Co., Inc. ($103,879).


                                NET ASSET VALUE

The net asset value per share of each Fund (except for Government Fund, Money Market Plus Fund and Treasury Obligations Fund) is determined by the Funds' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) (in the case of the Government Fund, Money Market Plus Fund and Treasury Obligations Fund, net asset value is determined at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which banks in Chicago, Boston or New York are closed on local holidays. Such holidays include: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Each Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interests of each Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Funds may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether such Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of the methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares.

In order to continue to use the amortized cost method of valuation each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are at the time of acquisition rated by the requisite number of NRSROs in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by GSAM. Also, each Fund must maintain a dollar-weighted average portfolio maturity (not more than ninety (90) days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and may not purchase any instrument with a remaining maturity of more than thirteen (13) months. However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a stated maturity of more than thirteen (13) months, if (i) the security is a floating or variable rate security with certain demand and interest rate reset features and (ii) the security, except in the case of Tax-Free Fund and Municipal Fund, is a First Tier Security.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses are allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. In addition, within each Fund, FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Fund's shares.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from a Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

A FST shareholder of any Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Fund by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or Service Organization in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Funds.


                        CALCULATION OF YIELD QUOTATIONS

Each Fund's yield quotations are calculated in accordance with a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

Yield, effective yield and tax equivalent yield are calculated separately for each class of a Fund's shares. Each class of shares is subject to different fees and expenses and, consequently, may have differing yields for the same period.

The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Fund.

Each Fund also may advertise a quotation of effective yield for a seven (7) calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding one (1) to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

Effective Yield=[(base period return + 1)/to the power of 365 divided by 7/] - 1.

Treasury Instruments, Federal, Tax-Free and Municipal Funds may also advertise a tax-equivalent yield which is computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund. The return of each Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

          The yield, effective yield and tax-equivalent yield of each Fund, with respect to FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares for the seven-day period ended December 31, 1996 were as follows:


                                    Effective     Tax-Equivalent
                                      Yield           Yield         Yield
                                    ---------     --------------    -----
Prime Obligations Fund:
     FST Shares                        5.34            5.48           N/A
     FST Administration Shares         5.09            5.23           N/A
     FST Service Shares                4.84            4.98           N/A
     FST Preferred Shares              5.24            5.38           N/A

Money Market Fund:
     FST Shares                        5.38            5.54           N/A
     FST Administration Shares         5.13            5.29           N/A
     FST Service Shares                4.88            5.04           N/A
     FST Preferred Shares              5.28            5.44           N/A

Treasury Obligations Fund:
     FST Shares                        5.43            5.56           N/A
     FST Administration Shares         5.18            5.31           N/A
     FST Service Shares                4.93            5.06           N/A
     FST Preferred Shares              5.33            5.42           N/A

Government Fund:
     FST Shares                        5.36            5.52           N/A
     FST Administration Shares         5.11            5.27           N/A
     FST Service Shares                4.86            5.02           N/A
     FST Preferred Shares              5.26            5.42           N/A

Tax-Free Fund:
     FST Shares                        3.74            3.81          6.19
     FST Administration Shares         3.49            3.56          5.78
     FST Service Shares                3.24            3.31          5.36
     FST Preferred Shares              3.64            3.71          6.03

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield and the tax-equivalent yield of each Fund for the same period would have been as follows:


                                           Effective     Tax-Equivalent
                                  Yield      Yield           Yield
                                  -----    ---------     --------------

Prime Obligations Fund:
     FST Shares                    5.29       5.43             N/A
     FST Administration Shares     5.04       5.18             N/A
     FST Service Shares            4.79       4.93             N/A
     FST Preferred Shares          5.19       5.33             N/A

Money Market Fund:
     FST Shares                    5.35       5.49             N/A
     FST Administration Shares     5.10       5.24             N/A
     FST Service Shares            4.85       4.99             N/A
     FST Preferred Shares          5.25       5.39             N/A

Treasury Obligations Fund:
     FST Shares                    5.36       5.51             N/A
     FST Administration Shares     5.11       5.26             N/A
     FST Service Shares            4.86       5.01             N/A
     FST Preferred Shares          5.26       5.41             N/A

Government Fund:
     FST Shares                    5.31       5.45             N/A
     FST Administration Shares     5.06       5.20             N/A
     FST Service Shares            4.81       4.95             N/A
     FST Preferred Shares          5.21       5.35             N/A

Tax-Free Fund:
     FST Shares                    3.70       3.76            6.13
     FST Administration Shares     3.45       3.51            5.71
     FST Service Shares            3.20       3.26            5.30
     FST Preferred Shares          3.60       3.66            5.96

The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

From time to time any Fund may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropol, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Fund's performance with that of other mutual funds with similar investment objectives.

The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

A Fund's performance data will be based on historical results and is not intended to indicate future performance. A Fund's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Fund will fluctuate unlike certain bank deposits or other investments which pay a fixed yield of return.

The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or potential benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may also highlight or summarize the services that GSAM and/or its affiliates provide in support of an asset allocation program.


                                TAX INFORMATION

Each Fund has qualified and has elected or intends to qualify and elect to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

  In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock, securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total (gross) assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of the market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

Each Fund, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Fund distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year, and in the case of any Fund that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Fund will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Fund paid no federal income tax.

Dividends paid by a Fund from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Fund from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Fund's net realized capital gains for a taxable year are computed by taking into account any capital loss carryforward of that Fund. At December 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                                         Years of
                              Amount    Expiration
                              ------    ----------

Tax Free Money Market Fund    $13,000       2004

Distributions paid by Tax-Free Fund or Municipal Fund from tax-exempt interest received by it and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Distributions paid by the other Funds from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds", if any, received by a Fund may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition tax-exempt distributions of a Fund may be considered in computing the "adjusted current earnings" preference item of its corporate shareholders in determining the corporate alternative minimum tax. To the extent that a Fund invests in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earns other taxable income any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of Tax-Free Fund or Municipal Fund will generally not be deductible. The availability of tax-exempt obligations and the value of these Funds may be affected by restrictive tax legislation enacted in recent years.

In purchasing municipal obligations, Tax-Free Fund and Municipal Fund each relies on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. Each Fund does not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct.

Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

Money Market Fund and/or Plus Fund may be subject to foreign withholding or other foreign taxes with respect to its investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and the applicable Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although neither Fund anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by either Fund, that Fund could make an election under Code Section 853 to permit its shareholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund in foreign countries. In the event such an election is made, shareholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the

Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

Each Fund will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt shareholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Tax-Free Fund or Municipal Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt interest dividends. Each Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Funds successfully maintain a constant net asset value per share. Shareholers should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes.

All distributions (including exempt-interest dividends) whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Funds will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Free Fund and the Municipal Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who received exempt-interest dividends and have not held their shares of the applicable Fund for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Fund. Each shareholder should consult his or her own tax advisor to determine the tax consequences of an investment in the Fund in the shareholder's own state and locality.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Fund and, if a current IRS Form W-8 or acceptable substitute is not on file with the Fund, may be subject to backup witholding on certain payments.

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Funds may have tax consequences for shareholders different from those of a direct investment in the Funds' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Funds in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states exempt from personal income tax distributions by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.

This discussion of the tax treatment of the Funds and their shareholders is based on the tax laws in effect as of the date of this Statement of Additional Information, which are subject to change either prospectively or retroactively.

                        ORGANIZATION AND CAPITALIZATION


The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, under a Declaration of Trust dated January 28, 1997 on April 30, 1997.

The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allo cated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Statement of Addition al Information, the Trustees have authorized the issuance of up to four classes of shares of each of the Funds: FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares.

Each FST Share, FST Administration Share, FST Service Share and FST Preferred Share of a Fund represents a proportionate interest in the assets belonging to such Fund. It is contemplated that most shares will be held in the accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's investors. FST Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its custom ers, including maintenance of account records and processing orders to purchase, redeem and exchange FST Administration Shares. FST Administration Shares of a Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such Shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares. FST Preferred Shares of a Fund bear the cost of preferred administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares. FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including mainte nance of account records, processing orders to purchase, redeem and exchange FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. FST Service Shares of a Fund bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such shares.

It is possible that an institution or its affiliates may offer different classes of shares (i.e., FST Shares, FST Administration

Shares, FST Service Shares or FST Preferred Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. In the event a Fund is distributed by sales persons or any other persons, they may receive different compensation with respect to different classes of shares of a Fund. FST Administration Shares, FST Preferred Shares and FST Service Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another Fund. Except as described above, the four classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transfer able and have no preemptive subscription or conversion rights.

  As of the date of this Statement of Additional Information, no shares of Municipal Fund and Plus Fund were outstanding.

As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Prime Obligations Fund: Commerce Bank of Kansas City, PO Box 248, Kansas City, MO 64141 (12.02%), Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (7.38%) and University of Texas Systems, 201 W. 7th Street, Austin, TX (11.58%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Money Market Fund: Loral Corporation, 600 Third Avenue, New York, NY 10016 (9.13%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601-3203(7.87%) and Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (6.50%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Obligations
Fund: Commerce Bank of Kansas City, NA, PO Box 248, Kansas City, MO 64141 (11.34%), Associated Bank, P.O. Box 1007, Neehah, WI (7.98%), Amalgamated Bank of Chicago, One West Monroe Street, Chicago, IL 60603 (6.31%), and Fulton Bank, P.O. Box 3215, Lancaster, PA 17604 (5.52%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Government Fund: Chicago Trust Company, 171 N. Clark St., Chicago, IL 60601 (21.46%), Mellon Bank, Three Mellon Bank Center, Pittsburgh, PA 15258 (5.64%) and Texas State Treasury, P.O. Box 12608, Austin, TX 78711 (10.35%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Tax-Free Fund: Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (10.48%), Hilliard Lyons Trust Co., P.O. Box 32760,

Louisville, KY 40232 (6.22%), Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (16.78%) and Summit Bank, P.O. Box 821, Hackensack, NJ 07602 (8.73%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Federal Fund: Burlington Bank & Trust, MATCO, P.O. Box 728, Burlington, IA 52601 (5.48%), Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702 (9.75%), Commerce Bank NA, LENEXA, P.O. Box 419248, Kansas City, MO 64141 (5.64%), Commerce Bank of Kansas City, P.O. Box 419248, BB4-1, Kansas City, MO 64141 (19.69%), First National Bank of Southwestern Ohio, P.O. Box 476, Hamilton, OH 45012 (16.40%), Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (14.13%), United National Bank-NJ, Hubbell & Co., 202 Park Avenue, Plainfield, NJ 07060 (6.28%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Instruments Fund: Central Bank & Trust Co., CEBANTCO, P.O. Box 1360, Lexington, KY 40590 (10.48%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601 (5.06%), Harris Trust & Savings Bank, 200 W. Monroe Street, Fl. 12, Chicago, IL 60606 (40.64%), Northern Capital Trust of Fargo, P.O. Box 829, Fargo, ND 58102 (16.70%), William Harris Investors, Inc., 2 N. LaSalle Street, Ste. 400, Chicago, IL 60602 (22.01%).

  Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

  The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Delaware law, the shareholders of the Funds are not gener ally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

In addition to the requirements under the Declaration of Trust, the Trust provides that shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstand ing shares of the Fund, or 10% of the outstanding shares of the class to which such action relates, shall join in the request of the Trustees to commence such action; and (b) the Trustees may be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merit of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Funds' assets and, in that capacity, maintains the accounting records and calculates the daily net asset value per share of each Fund. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Funds.


                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accounts, One International Place, 100 Oliver Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares each Fund's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                              FINANCIAL STATEMENTS

The Financial Statements of the Funds then in existence and conducting investment operations, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets, the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the December 31, 1996 Annual Report to the shareholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

================================================================================
Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

Goldman Sachs
Money Market Trust
Financial Square
Funds

-------------------------------------------------------------------

Annual Report
December 31, 1996

Prime Obligations Fund
Money Market Fund
Treasury Obligations Fund
Government Fund
Tax-Free Money Market Fund

-------------
Goldman
Sachs
-------------

--------------------------------------------------------------------------------
================================================================================

================================================================================
================================================================================

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Money Market Trust/Financial Square Funds in 1996. It was another strong year for the Funds, during which all of the portfolios outperformed their respective IBC Financial Data, Inc. averages during the period. Assets in the Financial Square Funds totaled $12.2 billion as of December 31, 1996, up 34% from last year.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation.

     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

                        Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                             [PLOT POINTS TO COME]

Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the Funds' weighted average maturities and structures were equally important to our strategy.

     During the second and third quarters of 1996, we extended the Financial Square Funds' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Funds closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for Financial Square Funds Institutional Shares* as of 12/31/96



---------------------------------------------------------------------
                                                        Weighted
                    SEC 7-Day   SEC 7-Day    30-Day      Average
 Financial Square    Current    Effective    Average    Maturity
       Funds          Yield       Yield       Yield      (days)
=====================================================================
 Prime
   Obligations        5.34%       5.48%       5.31%        41
--------------------------------------------------------------------
 Money Market         5.38%       5.54%       5.34%        37
--------------------------------------------------------------------
 Treasury
   Obligations        5.43%       5.56%       5.29%        33
--------------------------------------------------------------------
 Government           5.36%       5.52%       5.30%        36
--------------------------------------------------------------------
 Tax-Free
   Money Market       3.74%       3.81%       3.42%        34
--------------------------------------------------------------------

* Financial Square Funds offer four separate classes of shares (Institutional, Preferred, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle shareholders to different services. The Preferred, Administration and Service shares offer financial institutions the opportunity to receive a fee for providing administrative support services. The Preferred shares pay 0.10%, Administration shares pay 0.25%, and the Service shares pay 0.50%. More complete information, including management fees and expenses, is included in the Funds' prospectus or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy Economy and a Strong Market
     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.
      The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.
     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.
     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.
     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Credit Picture Abroad:  Europe Improved, While Asia Was Generally Stable
     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks.
     In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.
     In 1996, we continued to apply conservative credit standards to our money market Funds. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments.

Outlook and Strategies for 1997
     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.
     Consequently, the Financial Square Funds will continue to be managed with short-to-neutral average life targets and short, laddered structures to prepare for the probability of higher rates ahead.

Extended Trading Hours Improve Service Further
     To meet the needs of many institutional investors who receive inflows of cash late in the day, we extended the trading hours for both purchases and redemptions in the Financial Square Treasury Obligations Fund until 5:00 p.m. EST. (The Financial Square Government Fund also provides late-day service.) We have found many of our clients enjoy the added flexibility of late-day trading and are increasing their use of this beneficial service.
     In closing, we thank you for your support and for making 1996 a successful year for the Financial Square Funds. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
---------------------

Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund

December 31, 1996



-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations--53.0%
Bank Holding Companies
BankAmerica Corp.
$150,000,000          5.27%          03/21/97         $ 148,265,292
Chase Manhattan Corp.
 100,000,000          5.28           03/14/97            98,944,000
JP Morgan & Co., Inc.
  25,000,000          5.73           05/30/97            24,407,104
NationsBank Corp.
  50,000,000          5.40           05/09/97            49,040,000
Business Credit Institutions
General Electric Capital Corp.
  50,000,000          5.30           03/26/97            49,381,667
 100,000,000          5.44           04/03/97            98,609,778
JC Penney Funding Corp.
  50,000,000          5.31           01/31/97            49,778,750
Commercial Banks
CP Trust Certificates Series 1996
  85,000,000          5.68/(a)/      03/28/97            85,000,000
Financial Services
National Rural Utilities Cooperative
  34,250,000          5.30           02/11/97            34,043,263
  62,000,000          5.28           02/21/97            61,536,240
Life Insurance
Commonwealth Life Insurance Co.
  20,000,000          5.64/(b)/      05/08/97            20,000,000
Pacific Mutual Life Insurance Co.
  50,000,000          5.52/(b)/      02/28/97            50,000,000
Prudential Funding Corp.
  50,000,000          6.50           01/02/97            49,990,972
  50,000,000          5.43           02/28/97            49,562,583
Motor Vehicles and Equipment
Ford Motor Credit Co.
 150,000,000          5.31           02/04/97           149,247,750
Personal Credit Institutions
Associates Corp. of North America
  50,000,000          6.30           01/02/97            49,991,250
  50,000,000          5.32           01/30/97            49,785,722
  50,000,000          5.32           01/31/97            49,778,333
Household Finance Corp.
  50,000,000          5.32           03/12/97            49,482,778
Transamerica Finance Corp.
  10,000,000          5.52           01/28/97             9,958,600
  50,000,000          5.43           02/28/97            49,562,584
  21,000,000          5.29           03/13/97            20,780,906
  31,308,000          5.29           03/14/97            30,976,761
USAA Capital Corp.
  30,000,000          5.34           04/07/97            29,572,800
Receivable/Asset Financings
Beta Finance Inc.
  16,000,000          5.58           01/27/97            15,935,520
  24,000,000          5.58           02/03/97            23,877,240
  15,000,000          5.50           02/04/97            14,922,083
  19,000,000          5.35           04/07/97            18,728,933
  25,000,000          6.11           06/17/97            25,000,000
Delaware Funding Corp.
  30,832,000          5.29           02/20/97            30,605,470
Enterprise Funding Corp.
  50,000,000          5.33           01/23/97            49,837,139
International Lease Finance Corp.
  60,000,000          5.30           03/17/97            59,337,500
  20,000,000          5.29           03/24/97            19,759,011
New Center Asset Trust
  25,000,000          5.52           01/28/97            24,896,500
  25,000,000          5.37           04/04/97            24,653,188
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 100,000,000          5.30           02/13/97            99,366,945
  50,000,000          5.30           02/18/97            49,646,667
C.S. First Boston, Inc.
  60,000,000          5.33           01/22/97            59,813,450
Merrill Lynch & Co., Inc.
  50,000,000          5.35           02/11/97            49,695,347
  25,000,000          5.45           02/19/97            24,814,549
  75,000,000          5.33           02/26/97            74,378,167
Morgan Stanley Group, Inc.
  40,000,000          5.59           01/28/97            39,832,300
  50,000,000          5.41           02/03/97            49,752,042
  20,000,000          5.32           02/06/97            19,893,600
  40,000,000          5.53           06/27/97            40,000,000

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund  (continued)
December 31, 1996


-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations (continued)
Telecommunications
Ameritech Corp.
$ 70,000,000          5.34%          04/07/97        $   69,003,200
Tobacco
Philip Morris Co.
  70,000,000          6.50           01/02/97            69,987,361
-------------------------------------------------------------------
Total Commercial Paper and Corporate
  Obligations                                        $2,311,433,345
-------------------------------------------------------------------
Bank Notes--15.6%
Dakota Certificates of Standard Credit Card Master Trust
$ 50,000,000          5.33%(b)       02/07/97        $   49,726,097
FCC National Bank
  40,000,000          5.70           05/22/97            39,953,925
  75,000,000          6.00           06/02/97            75,003,030
First Bank FSB
  50,000,000          5.62(b)        02/11/97            50,000,000
  20,000,000          5.61(b)        04/11/97            19,998,937
First National Bank of Maryland
  20,000,000          5.60(b)        09/30/97            19,994,187
Harris Trust & Savings Bank
  16,500,000          6.04           06/17/97            16,520,097
Household Bank FSB
  50,000,000          5.63(b)        09/23/97            49,997,602
Huntington National Bank
  35,000,000          6.05           06/13/97            35,042,420
PNC Bank, N.A.
  58,500,000          5.58(b)        04/01/97            58,488,742
 100,000,000          5.40(b)        10/01/97            99,941,219
Society National Bank of Cleveland
 100,000,000          5.58           05/14/97            99,961,237
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97            40,000,000
Southtrust Bank of Alabama, N.A.
  25,000,000          5.54(b)        05/15/97            24,995,313
-------------------------------------------------------------------
Total Bank Notes                                     $  679,622,806
-------------------------------------------------------------------
U.S. Government Agency Obligations--7.1%
Federal Farm Credit Bank
  32,000,000          5.39           02/24/97            31,741,280
Federal Home Loan Mortgage Corp.
  50,000,000          5.40           02/24/97            49,595,000
Federal National Mortgage Association
$200,000,000          5.36%          03/04/97        $  198,153,778
  30,000,000          5.35           03/17/97            29,665,625
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  309,155,683
-------------------------------------------------------------------
Certificates of Deposit--6.9%
Chase Manhattan Corp.
$ 25,000,000          5.75%          02/03/97        $   25,000,000
  25,000,000          5.42           03/12/97            25,000,000
Mellon Bank, N.A.
  50,000,000          5.35           02/19/97            50,000,000
 100,000,000          5.50           04/07/97           100,000,000
Morgan Guaranty Trust Co.
  50,000,000          5.65           02/03/97            50,000,445
Union Bank of California
  50,000,000          5.58           02/28/97            50,000,000
-------------------------------------------------------------------
Total Certificates of Deposit                        $  300,000,445
-------------------------------------------------------------------
Repurchase Agreements--17.7%
C.S. First Boston Corp., dated 12/31/96, repurchase price
   $302,790,000 (FNMA: $308,478,596, 6.00%-6.18%, 02/01/09-04/01/34)
$300,000,000          5.40%          03/03/97        $  300,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $102,538,618, 5.47%, 12/30/97)
 100,000,000          6.50           01/02/97           100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $75,641,250 (FNMA: $78,669,875, 7.50%, 04/01/26)
  75,000,000          5.40           02/26/97            75,000,000
Joint Repurchase Agreement Account
 297,900,000          6.58           01/02/97           297,900,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  772,900,000
-------------------------------------------------------------------
Total Investments                                    $4,373,112,279/(c)/
===================================================================

/(a)/Variable rate security - base index is either U.S. Treasury
     Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
/(b)/Variable rate master note-base index is Federal Funds. /(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices. The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Money Market Fund
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Commercial Paper and Corporate Obligations--45.7%
Commercial Banks

CP Trust Certificates Series 1996
$ 60,000,000          5.68%\(a)\     03/28/97         $   60,000,000

Computer Software and Services

First Data Corp.
  20,000,000          5.40           02/19/97             19,853,000

Siemens Capital Corp.
  25,000,000          5.32           02/13/97             24,841,139

Foreign Banks

ABN Amro N.A.
  50,000,000          5.45           02/28/97             49,560,972
Banca Crt Financial Corp.
  15,000,000          5.35           01/31/97             14,933,125
  22,945,000          5.42           04/01/97             22,634,095
  20,000,000          5.47           04/03/97             19,720,422
  13,000,000          5.42           04/08/97             12,810,149
BBL North America
 125,000,000          6.90           01/02/97            124,976,042
Bex America, Inc.
  36,000,000          5.36           01/21/97             35,892,900
Generale Bank
  70,000,000          5.35           04/10/97             68,970,125
Nordbanken, N.A.
  42,559,000          6.50           01/10/97             42,489,842
Royal Bank of Canada
 100,000,000          6.50           01/02/97             99,981,944
San Paolo U.S. Finance Corp.
  25,000,000          5.36           01/31/97             24,888,333
Swedbank, Inc.
 100,000,000          5.47           02/04/97             99,483,389
Unifunding, Inc.
  60,000,000          5.45           01/29/97             59,745,667
  50,000,000          5.36           04/07/97             49,285,333

Life Insurance
Sunamerica Life Insurance Co.
  50,000,000          5.50\(b)\      09/02/97             50,000,000

Mortgage Brokers

Countrywide Funding Corp.
  28,700,000          5.35           01/23/97             28,606,167
  27,000,000          5.35           01/28/97             26,891,663
Countrywide Home Loans
  50,000,000          6.65           01/02/97             49,990,764

Motor Vehicles and Equipment

Daimler Benz Corp., N.A.
  16,312,000          5.57%          01/14/97             16,279,190
  30,000,000          5.60           01/16/97             29,930,000
  10,000,000          5.35           03/25/97              9,876,653
  55,000,000          5.35           03/26/97             54,313,417
General Motors Acceptance Corp.
  20,000,000          5.57           02/04/97             19,894,789
  50,000,000          5.47           04/07/97             49,270,667

Security and Commodity Brokers, Dealers and Services
Merrill Lynch & Co., Inc.
  25,000,000          5.35           02/11/97             24,847,674
  25,000,000          5.45           02/19/97             24,814,549
  50,000,000          5.33           02/26/97             49,585,444
Morgan Stanley Group, Inc.
  22,900,000          5.53\(a)\      06/27/97             22,900,000
Nomura Holdings
  15,000,000          5.39           01/28/97             14,939,363
  50,000,000          5.39           01/30/97             49,782,903
--------------------------------------------------------------------
Total Commercial Paper and Corporate
Obligations                                           $1,351,989,720
--------------------------------------------------------------------
Bank Notes--15.1%

Dakota Certificates of Standard Credit Card Master Trust
$ 25,000,000          5.33%\(b)\     02/07/97         $  24,863,049
FCC National Bank
  25,000,000          5.70           05/22/97            24,971,203
  50,000,000          6.00           06/02/97            50,002,020
First Bank FSB
  75,000,000          5.61\(b)\      04/11/97            74,996,012
First National Bank of Maryland
  30,000,000          5.61\(b)\      09/26/97            29,991,409
  25,000,000          5.60\(b)\      09/30/97            24,992,734
Household Bank FSB
  25,000,000          5.63\(b)\      09/23/97            24,998,185
Huntington National Bank
  10,000,000          6.05           06/13/97             9,996,458

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Money Market Fund (continued)
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Bank Notes (continued)
PNC Bank, N.A.
$ 42,000,000          5.46%(b)       09/03/97         $   41,977,353
  50,000,000          5.40(b)        10/01/97             49,970,608
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97             40,000,000
Southtrust Bank of Alabama, N.A.
  50,000,000          5.45(b)        07/11/97             49,983,901
--------------------------------------------------------------------
Total Bank Notes                                      $  446,742,932
--------------------------------------------------------------------
Certificates of Deposit--1.2%

Chase Manhattan Corp.
$ 35,000,000          5.75%          02/03/97         $   35,000,000
--------------------------------------------------------------------
Total Certificates of Deposit                         $   35,000,000
--------------------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%

Norinchukin Bank, London
$125,000,000          5.49%          03/18/97         $  125,002,592
Sanwa Bank Ltd., London
 100,000,000          5.46           03/21/97            100,001,079
--------------------------------------------------------------------
Total Certificates of Deposit - Foreign Eurodollar    $  225,003,671
--------------------------------------------------------------------
Certificates of Deposit - Yankeedollar--12.3%

Fuji Bank, Chicago
$100,000,000          5.52%          01/17/97         $  100,000,441
Industrial Bank of Japan, New York
 100,000,000          5.46           03/19/97            100,001,051
Landesbank Hessen Thuer Gir, New York
  50,000,000          6.03           06/13/97             50,060,885
Sumitomo Bank, Los Angeles
  75,000,000          5.52           02/28/97             74,994,514
Westpac Banking Corp., New York
  40,000,000          5.97           06/06/97             40,027,198
--------------------------------------------------------------------
Total Certificates of Deposit - Yankeedollar          $  365,084,089
--------------------------------------------------------------------
Time Deposit--2.9%

Bank of Tokyo, Mitsubishi Bank Ltd., London
$ 85,000,000          5.50%          05/16/97         $   85,000,000
--------------------------------------------------------------------
Total Time Deposit                                    $   85,000,000
--------------------------------------------------------------------
Repurchase Agreements--15.4%

JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $69,839,000, 5.47%, 12/30/97; FHLMC:
   $32,517,875, 7.26%, 09/17/01)
$100,000,000          6.50%          01/02/97         $  100,000,000
SBC Government Securities, Inc., dated 12/31/96, repurchase price
   $150,052,083 (FNMA Stripped Securities: $149,437,500, 01/23/97;
   FNMA: $3,650,246, 6.50%, 08/15/97)
 150,000,000          6.25           01/02/97            150,000,000
Joint Repurchase Agreement Account
 205,200,000          6.58           01/02/97            205,200,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $  455,200,000
--------------------------------------------------------------------
Total Investments                                     $2,964,020,412(c)
================================================================================

(a) Variable rate security - base index is either U.S. Treasury Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
(b) Variable rate master note-base index is Federal Funds.
(c) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.



--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Obligations Fund
December 31, 1996


--------------------------------------------------------------------
Principal              Interest      Maturity            Amortized
 Amount                  Rate          Date                 Cost
=====================================================================
U.S. Treasury Obligations--8.5%

United States Treasury Notes

$ 100,000,000           5.63%        06/30/97         $   99,831,980
   30,000,000           6.00         09/02/97             29,991,342
   92,500,000           5.38         12/01/97             92,370,356
   40,000,000           5.25         12/31/97             39,901,534
--------------------------------------------------------------------
Total U.S. Treasury Obligations                       $  262,095,212
====================================================================
Repurchase Agreements--91.9%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $125,046,875 (U.S. Treasury Notes: $127,384,047, 5.75%-5.88%,
   10/31/98-12/31/98)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $101,332,500 (U.S. Treasury Note: $102,491,792, 5.50%,
   11/15/98)
  100,000,000           5.33         03/13/97            100,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase price
   $125,046,528 (U.S. Treasury Bond: $71,136,658, 8.50%,
   02/15/20; U.S. Treasury Note: $56,365,266, 7.25%, 08/15/04)
  125,000,000           6.70         01/02/97            125,000,000

Daiwa Securities, dated 12/31/96, repurchase price $125,047,917
   (U.S. Treasury Bill: $127,500,528, 11/13/97)
  125,000,000           6.90         01/02/97            125,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Bill: $127,500,296, 12/11/97)
  125,000,000           6.60         01/02/97            125,000,000

JP Morgan Securities, dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Notes: $127,371,815, 6.88%-7.75%,
   12/31/99-11/15/01)
  125,000,000           6.60         01/02/97            125,000,000

Lehman Government Securities, Inc., dated 12/31/96, repurchase price $125,049,306 (U.S. Treasury Stripped Securities:
   $127,500,543, 02/15/97-11/15/03)
  125,000,000           7.10         01/02/97            125,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $125,044,792 (U.S. Treasury Bills:
   $70,594,041, 01/09/97-01/30/97; U.S. Treasury Stripped
   Securities: $14,626,460, 08/15/98-11/15/99; U.S. Treasury
   Notes: $42,283,899, 7.50%-9.25%, 05/15/97-11/15/01)
  125,000,000           6.45         01/02/97            125,000,000

Nomura Securities International, Inc., dated 12/12/96, repurchase price $101,335,000 ( U.S. Treasury Bill: $9,629,890, 09/18/97;
   U.S. Treasury Notes: $92,371,056, 5.00%-8.13%, 05/31/97-05/31/01)
  100,000,000           5.34         03/12/97            100,000,000

Repurchase Agreements  (continued)

Sanwa Securities, dated 12/31/96, repurchase price $125,046,875
   (U.S. Treasury Notes: $85,107,798, 4.75%-5.25%,
   08/31/98-04/30/01; U.S. Treasury Bill: $40,971,000, 10/16/97)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

Smith Barney, Inc., dated 12/11/96, repurchase price $101,335,000
   (U.S. Treasury Bill: $1,475,971, 03/13/97; U.S. Treasury
   Stripped Security: $ 15,052,048, 02/15/98; U.S. Treasury
   Notes: $85,472,470, 4.75%-7.88%, 02/15/97-04/15/98)
  100,000,000           5.34         03/11/97            100,000,000

UBS Securities, Inc., dated 12/31/96, repurchase price
   $125,047,743 (U.S. Treasury Notes: $127,294,387, 6.13%-7.75%,
   05/31/97-11/15/01)
  125,000,000           6.88         01/02/97            125,000,000

Joint Repurchase Agreement Account
1,419,100,000           6.58         01/02/97          1,419,100,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $2,844,100,000
====================================================================
Total Investments                                     $3,106,195,212/(a)/
====================================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflects the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Government Fund
December 31, 1996

-------------------------------------------------------------------
 Principal            Interest       Maturity            Amortized
  Amount               Rate            Date                 Cost
===================================================================
U.S. Government Agency Obligations--44.7%

Federal Home Loan Bank
$ 35,000,000          5.40%(a)       04/04/97        $   34,991,708
  15,000,000          5.45           11/12/97            14,986,333
  20,000,000          5.42           12/02/97            19,973,237
  50,000,000          5.50(a)        12/26/97            49,959,182

Federal National Mortgage Association
  72,000,000          5.35           01/21/97            71,786,000
  25,000,000          5.35           01/24/97            24,914,549
  20,000,000          5.27(a)        04/04/97            19,985,729
  75,000,000          4.75(a)        04/21/97            74,974,867
 100,000,000          5.43(a)        09/12/97            99,940,710
  50,000,000          5.41(a)        09/29/97            49,981,540
  12,500,000          5.53           10/29/97            12,495,125
  75,000,000          5.40(a)        12/03/97            74,952,900
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  548,941,880
-------------------------------------------------------------------
U.S. Treasury Obligations--6.5%

United States Treasury Notes
$ 50,000,000          5.63%          06/30/97        $   49,915,080
  30,000,000          6.00           09/02/97            29,990,027
-------------------------------------------------------------------
Total U.S. Treasury Obligations                      $   79,905,107
-------------------------------------------------------------------
Repurchase Agreements--49.0%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $50,018,889 (FNMA: $51,422,558, 7.00%, 12/01/11-04/01/24)
$ 50,000,000          6.80%          01/02/97        $   50,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase price
   $50,671,875 (FHLMC: $52,596,865, 7.00%, 11/01/26)
  50,000,000          5.38           03/11/97            50,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $50,671,875 (FNMA: $51,607,046, 6.12%, 10/01/32)
  50,000,000          5.38           03/11/97            50,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase price
   $50,671,875 (FNMA: $52,512,714, 7.50%, 06/01/26)
  50,000,000          5.38           03/12/97            50,000,000

Nomura Securities International, Inc., dated 12/31/96, repurchase price $50,020,833 (FNMA: $34,860,373, 6.50%, 07/01/24; FHLMC:
   $16,396,948, 7.00%-8.00%, 12/01/22-12/01/26)
  50,000,000          7.50           01/02/97            50,000,000

Joint Repurchase Agreement Account
 351,600,000          6.58           01/02/97           351,600,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  601,600,000
-------------------------------------------------------------------
Total Investments                                    $1,230,446,987/(b)/
===================================================================

/(a)/Variable rate security-base index is either Federal Funds, Prime lending rate or one month LIBOR.

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Alabama--4.8%
Columbia IDB PCRB for Alabama Power Co. Series 1995 (A-1/VMIG1)
$ 1,500,000          5.00%            01/01/97          $ 1,500,000
Jefferson County MF Hsg. Refunding RB for Hickory Knolls Project
   Series 1994  (Amsouth Bank LOC)(P-1)
  4,040,000          4.25             01/07/97            4,040,000
Jefferson County Sewer Revenue Warrants Series 1995 A (Bayerische
   Landesbank Girozentrale LOC)(A-1+/VMIG1)
 18,200,000          4.25             01/07/97           18,200,000
Parrish IDB PCRB for Alabama Power Co. Series 1994 A(A-1+/VMIG1)
  2,150,000          5.00             01/01/97            2,150,000
-------------------------------------------------------------------
                                                        $25,890,000
-------------------------------------------------------------------
Arizona--1.4%
Maricopa County PCRB for Southern California Edison Co.
   Series 1985 C(A-1/P-1)
$ 6,450,000          3.60%            03/12/97          $ 6,450,000
Phoenix IDA MF Hsg. VRDN for Del Mar Terrace Apartments (Bank of
   America LOC)(MIG1)
  1,300,000          4.15             01/07/97            1,300,000
-------------------------------------------------------------------
                                                        $ 7,750,000
-------------------------------------------------------------------
Arkansas--0.8%
Crossett City PCRB for Georgia Pacific Corp. Series 1991(Suntrust
   Bank LOC)(A-1/P-1)
$ 4,500,000          4.15%            01/07/97          $ 4,500,000
-------------------------------------------------------------------
California--5.0%
California RANS Index Series 1996-97 B(SP-1+/MIG1)
$16,000,000          3.47%            01/31/97          $16,000,000
California RANS VRDN Series 1996-97(SP-1+/VMIG1)
  4,300,000          4.00             01/07/97            4,300,000
California School Cash Reserve Program Authority Series 1996
   (MBIA)(MIG1)
  4,500,000          4.50             12/19/97            4,537,690
Los Angeles County TRANS Series 1996-97 A(Credit Suisse/Morgan
   Guaranty/Westdeutsche Landesbank Girozentrale/Bank of America/ Union Bank of Switzerland LOC)(SP-1/MIG1)
  2,080,000          4.50             01/07/97            2,087,107
-------------------------------------------------------------------
                                                        $26,924,797
-------------------------------------------------------------------
Colorado--1.0%
Colorado Health Facilities Authority Series 1992 C(A-1+/VMIG1)
$ 5,500,000          4.15%            01/07/97          $ 5,500,000
-------------------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES Series 1988 C (Bayerische
   Landesbank Girozentrale LOC)(A-1/VMIG1)
$ 6,100,000          4.10%            01/07/97          $ 6,100,000
-------------------------------------------------------------------
Florida--4.6%
Dade County Water & Sewer RB Series 1994 (FGIC)(A-1/VMIG1)
$ 3,700,000          4.00%            01/07/97          $ 3,700,000
Florida Local Government Pooled CP Notes (First Union National
   Bank of Florida LOC)(A-1/P-1)
 11,617,735          3.70             01/30/97           11,617,735
Jacksonville PCRB for Florida Power & Light Co. Series 1995
   (A-1+/VMIG1)
    600,000          5.25             01/01/97              600,000
Putnam County Development Authority for Seminole Electric Series
   1984 H VRDN (CFC)(A-1+/P-1)
  9,100,000          4.15             01/07/97            9,100,000
-------------------------------------------------------------------
                                                        $25,017,735
-------------------------------------------------------------------
Georgia--6.8%
Bartow County PCRB for Georgia Power Co. Series 1996(VMIG1)
$ 5,800,000          5.25%            01/01/97          $ 5,800,000
Burke County PCRB for Georgia Power Co. Second Series 1995
   (A-1/VMIG1)
    800,000          5.00             01/01/97              800,000
Burke County PCRB for Georgia Power Co. Series 1994(VMIG1)
  3,800,000          5.00             01/01/97            3,800,000
Burke County PCRB for Georgia Power Co. Series 1995(A+/VMIG1)
  3,400,000          5.00             01/01/97            3,400,000
  6,300,000          5.25             01/01/97            6,300,000
Floyd County PCRB for Georgia Power Co. Series 1996(A-1/VMIG1)
  3,000,000          5.00             01/01/97            3,000,000
Monroe County Development Authority for Georgia Power Scherer
   Project Series 1995(A-1/VMIG1)
  3,300,000          5.00             01/01/97            3,300,000
Municipal Electric Authority of Georgia Subordinate General
   Resolution Series 1985 B(Credit Suisse/Morgan Guaranty/Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  4,575,000          3.55             03/06/97            4,575,000
  6,000,000          3.55             04/10/97            6,000,000
-------------------------------------------------------------------
                                                        $36,975,000
-------------------------------------------------------------------
Hawaii--0.7%
Hawaii Housing Finance and Development Authority MF Hsg.VRDN
   Series 1985 A(FHLB LOC)(A-1+)
$ 4,000,000          3.00%            01/07/97          $ 4,000,000
-------------------------------------------------------------------
-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Illinois--8.3%
Illinois Health Facilities Authority VRDN for Elmhurst Memorial
   Hospital Series 1993 B(VMIG1)
$ 8,900,000          5.30%            01/01/97          $ 8,900,000
Illinois Health Facilities Authority VRDN for Evangelical
   Hospitals Corp. Series 1985 A (First National Bank of Chicago
   LOC)(VMIG1)
  2,600,000          4.10             01/07/97            2,600,000
Illinois Health Facilities Authority VRDN for Healthcorp
   Affiliates Projects Series 1985 A (Northern Trust Company
   LOC)(VMIG1)
  2,700,000          4.15             01/07/97            2,700,000
Illinois Health Facilities Authority VRDN RB for Northwest
   Community Hospital Series 1995 (A-1+/VMIG1)
  5,000,000          4.20             01/01/97            5,000,000
Illinois Health Facilities Authority VRDN for Resurrection
   Healthcare(VMIG1)
  6,000,000          5.00             01/01/97            6,000,000
Illinois Health Facilities Authority VRDN Series 1985 C and D
   Revolving Fund Pooled Finance Program (First National Bank of Chicago LOC)(A-1/VMIG1)
 16,700,000          4.15             01/07/97           16,700,000
Sauget PCRB VRDN for Monsanto Series 1992(P-1)
  1,000,000          4.20             01/07/97            1,000,000
Sauget PCRB VRDN for Monsanto Series 1993(P-1)
  1,900,000          4.20             01/07/97            1,900,000
-------------------------------------------------------------------
                                                        $44,800,000
-------------------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN for Parkview Memorial Hospital
   Series 1985 B (Bank of America LOC)(VMIG1)
$ 8,100,000          4.15%            01/07/97          $ 8,100,000
Indiana Hospital Equipment Financing Authority VRDN Series 1985 A
   (MBIA)(A-1/VMIG1)
  2,500,000          4.20             01/07/97            2,500,000
Jasper County PCRB for Nipsco Series 1994 A and C(A-1+/VMIG1)
  9,300,000          5.10             01/01/97            9,300,000
Warrick County PCRB for Aluminum Company of America Series
   1992(A-1)
  7,475,000          4.15%            01/07/97            7,475,000
-------------------------------------------------------------------
                                                        $27,375,000
-------------------------------------------------------------------
Iowa--2.0%
Chillicothe PCRB for Midwest Power Systems Series 1993 A
   (A-1/VMIG1)
$ 3,700,000          4.15%            01/07/97          $ 3,700,000
Muscatine County VRDN for Monsanto Corp. Series 1992(P-1)
  7,200,000          4.20             01/07/97            7,200,000
-------------------------------------------------------------------
                                                        $10,900,000
-------------------------------------------------------------------
Kentucky--0.6%
Calvert PCRB for Air Products and Chemicals, Inc. Project Series
   1993 A(A-1)
$ 3,000,000          4.20%            01/07/97          $ 3,000,000
-------------------------------------------------------------------
Maryland--2.1%
Anne Arundel County RB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
$ 1,000,000          3.65%            03/10/97          $ 1,000,000
  5,380,000          3.60             03/13/97            5,380,000
Baltimore County PCRB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
  5,000,000          3.70             01/15/97            5,000,000
-------------------------------------------------------------------
                                                        $11,380,000
-------------------------------------------------------------------
Massachusetts--0.7%
Massachusetts Bay Transportation Authority Series 1996 A Notes
   (SP-1/MIG2)
$ 4,000,000          3.75%            02/28/97          $ 4,002,951
-------------------------------------------------------------------
Michigan--1.0%
Michigan Job Development Authority VRDN for Mazda Motor
   Manufacturing Series 1985 (Sumitomo Bank)(VMIG1)
$ 1,400,000          4.25%            01/07/97          $ 1,400,000
Michigan State Strategic Fund Ltd. RB for Dow Chemical Series 1994
   (A-1/P-1)
  4,200,000          5.10             01/01/97            4,200,000
-------------------------------------------------------------------
                                                        $ 5,600,000
-------------------------------------------------------------------
Minnesota--1.9%
Minnesota State Higher Education Facility VRDN for Carleton
   College Series 3-L2(VMIG1)
$ 6,000,000          4.11%            01/07/97          $ 6,000,000
Port Authority of St. Paul VRDN for Weyerhauser Project Series 1993
   (A-1)
  4,000,000          4.21             01/07/97            4,000,000
-------------------------------------------------------------------
                                                        $10,000,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Mississippi--0.6%
Grenada County Refunding RB VRDN for Georgia Pacific Corp. Series
   1994 (Sumitomo Bank LOC)(A1/P-1)
$ 1,000,000          4.30%            01/07/97          $ 1,000,000
Jackson County PCRB for Chevron USA, Inc. Series 1992(VMIG1)
  2,000,000          5.00             01/01/97            2,000,000
-------------------------------------------------------------------
                                                        $ 3,000,000
-------------------------------------------------------------------
Missouri--1.1%
Missouri Health & Educational Facility Authority VRDN for SSM
   Health Care Series 1995 B (MBIA)(AAA)
$ 4,500,000          4.10%            01/07/97          $ 4,500,000
Missouri State Environmental Improvement & Energy Resources
   Authority VRDN for Monsanto Corp. Series 1993(P-1)
  1,500,000          4.20             01/07/97            1,500,000
-------------------------------------------------------------------
                                                        $ 6,000,000
-------------------------------------------------------------------
New Jersey--3.1%
State of New Jersey TRANS Series 1997 A(A-1+/P-1)
$17,000,000          3.50%            03/11/97          $17,000,000
-------------------------------------------------------------------
New Mexico--0.9%
Albuquerque RB for Sisters of Charity Series 1992(A-1+/VMIG1)
$ 5,000,000          4.15%            01/07/97          $ 5,000,000
-------------------------------------------------------------------
New York--9.5%
Great Neck North Water Authority Water System RB Series 1993 A
   (FGIC)(A-1+/VMIG1)
$ 3,400,000          4.00%            01/07/97          $ 3,400,000
New York City GO Series 1994 B (Morgan Guaranty LOC)(A-1/VMIG1)
  2,800,000          4.50             01/01/97            2,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 26,000,000          4.50             04/15/97           26,060,135
New York City Municipal Water Finance Authority CP Notes Series 3
   (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  7,500,000          3.50             03/11/97            7,500,000
New York City Municipal Water Finance Authority RB Series 1995 A
   (FGIC)(A-1+/VMIG1)
  2,900,000          4.70             01/01/97            2,900,000
New York State Local Government VRDN Series 1995 C (Landesbank
   Hessen-Thueringen Girozentrale LOC)(A-1+/VMIG1)
  3,900,000          4.00             01/07/97            3,900,000
New York State Local Government VRDN Series 1995 G (National
   Westminster Bank LOC)(A-1+/MIG1)
  4,550,000          3.85             01/07/97            4,550,000
-------------------------------------------------------------------
                                                        $51,110,135
-------------------------------------------------------------------
North Carolina--6.8%
Rockingham County PCRB for Philip Morris Company Series
   1992(A-1/P-1)
$ 7,700,000          4.15%            01/07/97          $ 7,700,000
Wake County PCRB for Carolina Power & Light Series 1990 A (Fuji
   Bank LOC)(A-2/P-1)
 18,870,000          3.55             02/10/97           18,870,000
Wake County PCRB for Carolina Power & Light Series 1990 B (Fuji
   Bank LOC)(A-2/P-1)
 10,000,000          3.75             02/13/97           10,000,000
-------------------------------------------------------------------
                                                        $36,570,000
-------------------------------------------------------------------
Ohio--2.2%
Columbus Electric System RB Series 1984 (Union Bank of Switzerland
   LOC)(VMIG1)
$12,000,000          3.35%            01/31/97          $12,000,000
-------------------------------------------------------------------
Oregon--1.7%
Portland Public Grain Elevator RB for Columbia Grain, Inc. Series
   1984 (Fuji Bank/Bank of Tokyo LOC)(VMIG1)
$ 9,450,000          4.25%            01/07/97          $ 9,450,000
-------------------------------------------------------------------
Pennsylvania--0.8%
Philadelphia TRANS Series 1996-7 A(SP-1/MIG1)
$ 4,500,000          4.50%            06/30/97          $ 4,511,725
-------------------------------------------------------------------
Puerto Rico--2.3%
Commonwealth of Puerto Rico TRANS Series 1997 A(SP-1+/MIG1)
$12,500,000          4.00%            07/30/97          $12,540,250
-------------------------------------------------------------------
South Carolina--1.1%
York County Floating/Fixed Rate PCRB Pooled Series 1984 N, North
   Carolina Electric Membership Corp. (CFC)(A-1+/MIG1)
$ 5,775,000          4.15%            01/07/97          $ 5,775,000
-------------------------------------------------------------------
Tennessee--0.6%
Blount County PCRB for Aluminum Company of America Series 1992
   (A-1)
$ 2,450,000          4.15%            01/07/97          $ 2,450,000
Bradley County VRDN for Olin Corp. Series 1993 C (Wachovia Bank of
   North Carolina LOC)(A-1+)
    600,000          5.25             01/01/97              600,000
-------------------------------------------------------------------
                                                        $ 3,050,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================

Texas--10.5%
Gulf Coast Waste Disposal Authority PCRB for Monsanto Corp. Series
   1996(P-1)
$ 5,300,000          4.20%            01/07/97          $ 5,300,000
Harris County Hospital RB for Children's Hospital Series 1989
   B-2(VMIG1)
 10,000,000          4.10             01/07/97           10,000,000
Harris County Toll Road Adjustable/Fixed Rate Series 1994 C
   (A-1+/VMIG1)
  1,500,000          4.05             01/07/97            1,500,000
Houston GO Series A(A-1+/P-1)
  5,000,000          3.50             03/12/97            5,000,000
Lower Colorado River Authority CP Notes Series C(A-1/P-1)
  7,000,000          3.50             03/13/97            7,000,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 17,700,000          5.00             01/02/97           17,700,000
State of Texas TRANS Series 1996(SP-1+/MIG1)
 10,000,000          4.75             08/29/97           10,050,571
-------------------------------------------------------------------
                                                        $56,550,571
-------------------------------------------------------------------
Virginia--4.6%
Louisa IDA PCRB for Virginia Electric & Power Series 1984(A-1/P-1)
$ 3,900,000          3.65%            01/24/97          $ 3,900,000
  1,500,000          3.60             01/29/97            1,500,000
  4,000,000          3.60             02/18/97            4,000,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
  3,500,000          4.10             01/07/97            3,500,000
York County IDA PCRB for Virginia Electric & Power Series 1985
   (A-1/A3)
  9,000,000          3.70             01/14/97            9,000,000
  2,900,000          3.60             02/05/97            2,900,000
-------------------------------------------------------------------
                                                        $24,800,000
-------------------------------------------------------------------
Washington--4.4%
Washington Healthcare Facility Authority VRDN for Sisters of
  Providence Series 1985 B and E(A-1+/VMIG1)
$ 2,900,000          5.00%            01/01/97          $ 2,900,000
Washington Public Power Supply Project Electric RB Series 1993 A-2
   (Bank of America LOC)(A-1/VMIG1)
 20,880,000          4.10             01/07/97           20,880,000
-------------------------------------------------------------------
                                                        $23,780,000
-------------------------------------------------------------------
Wisconsin--1.5%
Milwaukee IDRB Multi-Modal for Pharmacia & Upjohn, Inc. Series
   1994(P-1)
$ 8,000,000          4.60%            01/07/97          $ 8,000,000
-------------------------------------------------------------------
Wyoming--0.3%
Converse County PCRB for Pacificorp. Series 1994(AMBAC)
   (A-1/VMIG1)
$ 1,700,000          5.00%            01/01/97          $ 1,700,000
-------------------------------------------------------------------
Total Investments                                      $540,553,164/(a)/
===================================================================

/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rates indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)
December 31, 1996

================================================================================
Investment Abbreviations:

ACES    --Adjustable Convertible Extendible
          Securities

AMBAC   --Insured by American Municipal Bond
          Assurance Corp.

CFC     --Unconditionally guaranteed by CFC, Cooperative Finance Corp.

CP      --Commercial Paper

FGIC    --Insured by Financial Guaranty Insurance Co.
FHLB    --Federal Home Loan Bank
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
IDRB    --Industrial Development Revenue Bond
LOC     --Letter of Credit
MBIA    --Insured by Municipal Bond Investors
          Assurance
MF Hsg. --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RANS    --Revenue Anticipation Notes
RB      --Revenue Bond
TRANS   --Tax Revenue Anticipation Notes
VRDN    --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Prime                             Treasury                              Tax-Free
                                              Obligations      Money Market       Obligations        Government        Money Market
                                                 Fund             Fund               Fund               Fund               Fund
                                            =======================================================================================
Assets:
Investments in securities, at value
   based on amortized cost                  $4,373,112,279    $2,964,020,412    $ 3,106,195,212     $1,230,446,987     $540,553,164
Interest receivable                             11,583,246        11,328,488          2,442,834          3,375,926        2,193,518
Cash                                                88,907            53,776             72,630             25,740          160,336
Deferred organization expenses, net                     --            21,473                 --                 --           39,662
Other assets                                       107,980            65,537            181,145            117,177           14,269
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                            4,384,892,412     2,975,489,686      3,108,891,821      1,233,965,830      542,960,949
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Dividends payable                               23,926,806        16,502,413         12,829,625          5,834,710        1,711,051
Accrued expenses and other liabilities             989,400           969,498            919,263            588,231          164,840
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                          24,916,206        17,471,911         13,748,888          6,422,941        1,875,891
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                              4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
Accumulated undistributed net realized
   gain (loss) on investments                        1,090               954             80,038             26,484          (12,859)
===================================================================================================================================
     Net assets                             $4,359,976,206    $2,958,017,775     $3,095,142,933    $ 1,227,542,889     $541,085,058
===================================================================================================================================
Net asset value, offering and redemption
   price per share (net assets/shares
   outstanding)                                      $1.00             $1.00              $1.00              $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
FST shares                                   3,901,792,070     2,540,361,007      2,290,967,452        858,743,905      440,850,118
FST Administration shares                      215,900,253       165,764,727        536,903,385        145,103,169       51,661,795
FST Service shares                             115,154,059       234,380,537        220,555,465        223,556,901       19,855,446
FST Preferred shares                           127,128,734        17,510,550         46,636,593            112,430       28,730,558
-----------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest
   outstanding, $0.01 par value
   (unlimited number of shares
   authorized)                               4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
===================================================================================================================================




--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

---------------------------------------------------------------------------------------------------------------------------------
                                                  Prime                             Treasury                         Tax-Free
                                               Obligations      Money Market      Obligations        Government    Money Market
                                                  Fund              Fund              Fund              Fund           Fund
                                               ==================================================================================
Investment income:
Interest income                                $273,607,363      $168,464,120      $ 130,875,226     $69,659,598      $19,750,787
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                           3,751,933         2,295,135         1,818,328         961,337          420,548
Account administration fees                       6,503,286         3,978,642         3,152,251       1,667,071          728,870
Custodian fees                                      591,036           401,612           349,064         224,733           31,788
Registration fees                                   143,509           118,595           229,757         143,620           24,284
Trustee fees                                         78,242            51,602            31,550          16,933            9,385
Amortization of deferred organization expenses           --             9,065                --              --           15,626
Other                                               325,076           181,947           184,245          95,419           59,633
---------------------------------------------------------------------------------------------------------------------------------
     Total expenses                              11,393,082         7,036,598         5,765,195       3,109,113        1,290,134
     Less--Expenses reimbursable and fees
       waived by Goldman Sachs                   (2,388,496)       (1,598,929)       (1,400,520)       (800,866)        (302,339)
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                 9,004,586         5,437,669         4,364,675       2,308,247          987,795
     Administration share fees                      527,357           474,043         1,100,814         250,618          128,721
     Service share fees                             541,076           271,936           849,624       1,258,434           91,599
     Preferred share fees                            42,963             2,874            15,097             395           13,155
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses and share fees                 10,115,982         6,186,522         6,330,210       3,817,694        1,221,270
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                           263,491,381       162,277,598       124,545,016      65,841,904       18,529,517
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)  on investment
   transactions                                     105,304           189,110           587,091         136,538           (5,995)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                  $263,596,685      $162,466,708      $125,132,107     $65,978,442      $18,523,522
==================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                               Prime                              Treasury                               Tax-Free
                                            Obligations       Money Market       Obligations         Government        Money Market
                                                Fund             Fund               Fund                Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                     $    263,491,381    $  162,277,598    $   124,545,016    $   65,841,904    $  18,529,517
Net realized gain (loss) on
   investment transactions                         105,304           189,110            587,091           136,538           (5,995)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase  in net assets
        resulting from operations              263,596,685       162,466,708        125,132,107        65,978,442       18,523,522
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                 (245,389,523)     (149,928,272)       (93,857,124)      (48,867,861)     (15,981,710)
   FST Administration shares                   (10,697,750)       (9,558,151)       (21,870,105)       (5,023,737)      (1,593,538)
   FST Service shares                           (5,164,431)       (2,628,897)        (8,020,699)      (11,930,553)        (522,532)
   FST Preferred shares                         (2,239,677)         (162,278)          (797,088)          (19,753)        (431,737)
Net realized gain on investment transactions
   FST shares                                     (128,847)         (173,838)          (385,734)          (81,682)              --
   FST Administration shares                        (5,617)          (11,082)           (89,882)           (8,397)              --
   FST Service shares                               (2,712)           (3,048)           (32,963)          (19,942)              --
   FST Preferred shares                             (1,177)             (188)            (3,276)              (33)              --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to
        shareholders                          (263,629,734)     (162,465,754)      (125,056,871)      (65,951,958)     (18,529,517)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares               48,481,127,400    44,257,102,764     20,383,057,696    14,111,648,633    4,669,259,507
Reinvestment of dividends and
   distributions                               126,514,648        91,077,089         45,060,831        21,912,928        6,495,873
Cost of shares repurchased                 (47,756,596,271)  (43,600,991,427)   (19,343,068,853)  (13,746,823,336)  (4,623,830,243)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share
        transactions                           851,045,777       747,188,426      1,085,049,674       386,738,225       51,925,137
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                            851,012,728       747,189,380      1,085,124,910       386,764,709       51,919,142
Net Assets:
Beginning of year                            3,508,963,478     2,210,828,395      2,010,018,023       840,778,180      489,165,916
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  4,359,976,206    $2,958,017,775    $ 3,095,142,933    $1,227,542,889    $ 541,085,058
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Year Ended December 31, 1995


------------------------------------------------------------------------------------------------------------------------------------
                                              Prime                               Treasury                              Tax-Free
                                           Obligations       Money Market       Obligations         Government        Money Market
                                              Fund               Fund               Fund               Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                   $     247,196,840  $     136,963,014  $     79,821,378   $     38,042,394   $    13,622,900
Net realized gain (loss) on
   investment transactions                         95,511              7,374           781,869             65,308            (6,864)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from operations             247,292,351        136,970,388        80,603,247         38,107,702        13,616,036
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                (236,894,656)      (130,522,374)      (63,729,881)       (34,713,840)      (12,702,550)
   FST Administration shares                   (7,108,569)        (6,351,769)       (9,995,927)        (2,917,098)         (455,025)
   FST Service shares                          (3,193,615)           (88,871)       (6,095,570)          (411,456)         (465,325)
Net realized gain on investment transactions
   FST shares                                     (55,079)            (9,474)         (612,499)           (59,324)               --
   FST Administration shares                       (4,463)              (504)          (99,062)            (5,878)               --
   FST Service shares                              (1,830)                --           (62,143)              (106)               --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders     (247,258,212)      (136,972,992)      (80,595,082)       (38,107,702)      (13,622,900)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares              35,913,627,249     33,159,975,346    12,055,344,504      8,904,113,596     3,459,116,162
Reinvestment of dividends and
   distributions                               88,104,801         69,894,471        14,492,584         15,345,902         3,954,598
Cost of shares repurchased                (35,375,137,049)   (31,948,570,256)  (11,181,309,002)    (8,391,284,391)   (3,161,776,879)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share transactions     626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                           626,629,140      1,281,296,957       888,536,251        528,175,107       301,287,017
Net Assets:
Beginning of year                           2,882,334,338        929,531,438     1,121,481,772        312,603,073       187,878,899
------------------------------------------------------------------------------------------------------------------------------------
End of year                             $   3,508,963,478  $   2,210,828,395  $  2,010,018,023   $    840,778,180   $   489,165,916
====================================================================================================================================
Summary of Share Transactions (at $1.00 per share):
FST Shares:
   Shares sold                             34,469,057,699     31,539,337,948     8,859,672,375      8,279,786,329     3,135,487,639
   Reinvestment of dividends and
      distributions                            85,898,572         66,409,325        11,189,134         14,336,357         3,262,842
   Shares repurchased                     (34,034,050,903)   (30,399,518,678)   (8,241,356,158)    (7,808,586,957)   (2,873,945,734)
------------------------------------------------------------------------------------------------------------------------------------
                                              520,905,368      1,206,228,595       629,505,351        485,535,729       264,804,747
------------------------------------------------------------------------------------------------------------------------------------
FST Administration shares:
   Shares sold                                721,501,944      1,608,362,145     1,309,118,844        331,435,289       110,334,205
   Reinvestment of dividends and
      distributions                               761,953          3,443,404           845,389            785,525           320,945
   Shares repurchased                        (640,480,667)    (1,540,953,481)   (1,108,896,222)      (304,089,584)      (91,758,941)
------------------------------------------------------------------------------------------------------------------------------------
                                               81,783,230         70,852,068       201,068,011         28,131,230        18,896,209
------------------------------------------------------------------------------------------------------------------------------------
FST Service shares:
   Shares sold                                723,067,606         12,275,253     1,886,553,285        292,891,978       213,294,318
   Reinvestment of dividends and
      distributions                             1,444,276             41,742         2,458,061            224,020           370,811
   Shares repurchased                        (700,605,479)        (8,098,097)   (1,831,056,622)      (278,607,850)     (196,072,204)
------------------------------------------------------------------------------------------------------------------------------------
                                               23,906,403          4,218,898        57,954,724         14,508,148        17,592,925
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares                        626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Financial Square Funds, collectively "the Funds" or individually a "Fund". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Financial Square consists of seven diversified funds: Prime Obligations, Money Market, Treasury Obligations, Government, Tax-Free Money Market , Municipal Money Market (inactive) and Money Market Plus (inactive). The Financial Square Funds offer four classes of shares:
FST shares, FST Administration shares, FST Service shares and FST Preferred shares. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
Each Fund uses the amortized-cost method for valuing portfolio securities which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

C.  Federal Taxes--
-------------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to shareholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
    At December 31, 1996, the Funds' tax year end, the Tax-Free Money Market Fund had approximately $13,000 of capital loss carryforward for U.S. Federal tax purposes. This capital loss carryforward expires in the year 2004.

D.  Deferred Organization Expenses--
------------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

E.  Expenses--
--------------
Expenses incurred by the Funds that do not specifically relate to an individual fund are allocated to the Funds based on each Fund's relative average net assets for the period.
    Shareholders of FST Administration, FST Service and FST Preferred shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) that are directly attributable to such shares.

3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Investment Advisory Agreement. Under the Investment Advisory Agreement, GSAM, subject to general

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
supervision of the Trust's Board of Trustees, manages the portfolios of the Funds. As compensation for the services rendered under the Investment Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .075% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Until further notice, GSAM has voluntarily agreed to limit certain of each of the Fund's expenses (excluding advisory fees, account administration fees, service organization fees, taxes, interest, brokerage commissions and extraordinary expenses) to the extent that such expenses exceed .01% per annum of that Fund's average daily net assets. These amounts are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
    GSAM also serves as administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers each Fund's business affairs, including providing facilities and transfer agency services. As compensation for the services rendered under the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .13% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and receives no fee. The following chart outlines the waivers and reimbursements for the year ended December 31, 1996 and amounts owed to affiliates and due from GSAM at December 31, 1996 (in thousands):

----------------------------------------------------------------------
                   Adviser   Expense             Amounts   Amounts
                     Fee    Reimburs-            due to    due from
Fund               Waived    ements     Total     GSAM      GSAM
---------------------------------------------------------------------
Prime
  Obligations
  Fund             $1,751     $637     $2,388     $777       $108
---------------------------------------------------------------------
Money
  Market
  Fund              1,142      457      1,599      552         65
---------------------------------------------------------------------
Treasury
  Obligations
  Fund                848      553      1,401      419        155
---------------------------------------------------------------------
Government
  Fund                449      352        801      197        117
---------------------------------------------------------------------
Tax-Free
  Money
  Market
  Fund                217       85        302       86         13
---------------------------------------------------------------------

4.  Administration, Service and Preferred Plans
The Funds have adopted Administration, Service and Preferred Plans to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration, Service and Preferred Plans provide for compensation to the service organizations in an amount up to .25% , .50% and
 .10% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

5.    Line of Credit Facility
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended December 31, 1996, the Funds did not have any borrowings under this facility.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6. Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

7. Joint Repurchase Agreement Accounts
The Funds, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   At December 31, 1996, the Prime Obligations, Money Market, Treasury Obligations and Government Funds had undivided interests in the repurchase agreements in the following joint account, which equaled $297,900,000, $205,200,000, $1,419,100,000 and $351,600,000 in principal amount, respectively.
At December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:

--------------------------------------------------------------------------
Principal             Interest        Maturity                 Amortized
Amount                  Rate            Date                      Cost
--------------------------------------------------------------------------

Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$ 200,000,000           5.50%          01/02/97             $  200,000,000

Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000           6.65           01/02/97              1,000,000,000

Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000             6.25           01/02/97                100,000,000

Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
   U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000           6.75           01/02/97              1,200,000,000

Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933 (U.S.
   Treasury Notes: $129,531,177, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000             6.00           01/02/97                140,800,000

Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
   Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000             6.75           01/02/97                400,000,000
--------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                    $3,040,800,000
==========================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Fund may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
December 31, 1996

--------------------------------------------------------------------------------
9.  Summary of Share Transactions
Share activity for the year ended December 31, 1996 is as follows:

                                                                                                                      Tax-Free
                                   Prime Obligations     Money Market         Treasury            Government        Money Market
                                         Fund               Fund          Obligations Fund           Fund               Fund
                                   ------------------------------------------------------------------------------------------------
FST Shares:
Shares sold                         44,941,258,260      41,611,799,874      15,303,462,361      11,674,849,553      4,186,677,890
Reinvestment of dividends and
   distributions                       120,569,689          84,724,371          33,617,264          19,640,980          4,879,667
Shares repurchased                 (44,455,790,432)    (41,225,360,339)    (14,633,812,470)    (11,579,631,835)    (4,199,081,918)
                                   ------------------------------------------------------------------------------------------------
                                       606,037,517         471,163,906         703,267,155         114,858,698         (7,524,361)

FST Administration Shares:
Shares sold                          1,718,885,581       2,097,089,351       2,868,056,191       1,074,614,378        177,906,627
Reinvestment of dividends and
   distributions                         2,721,453           5,879,304           4,640,302           1,055,828            844,377
Shares repurchased                  (1,653,602,695)     (2,074,616,324)     (2,618,986,546)     (1,012,951,862)      (148,027,716)
                                   ------------------------------------------------------------------------------------------------
                                        68,004,339          28,352,331         253,709,947          62,718,344         30,723,288

FST Service Shares:
Shares sold                          1,442,987,405         470,852,368       2,117,230,142       1,353,982,373        239,131,409
Reinvestment of dividends and
   distributions                         3,217,249             397,187           6,330,034           1,208,640            449,321
Shares repurchased                  (1,396,329,467)       (241,087,916)     (2,042,124,197)     (1,146,142,260)      (239,585,078)
                                   ------------------------------------------------------------------------------------------------
                                        49,875,187         230,161,639          81,435,979         209,048,753             (4,348)

FST Preferred Shares:
Shares sold                            377,996,154          77,361,171          94,309,002           8,202,329         65,543,581
Reinvestment of dividends and
   distributions                             6,257              76,227             473,231               7,480            322,508
Shares repurchased                    (250,873,677)        (59,926,848)        (48,145,640)         (8,097,379)       (37,135,531)
                                   ------------------------------------------------------------------------------------------------
                                       127,128,734          17,510,550          46,636,593             112,430         28,730,558
                                   ------------------------------------------------------------------------------------------------
Net increase in shares                 851,045,777         747,188,426       1,085,049,674         386,738,225         51,925,137
                                   ================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund
--------------------------------------------------------------------------------

                                                   Income from investment operations
                                                --------------------------------------
                                                                                                                       Ratio of net
                                 Net asset              Net realized     Total                     Net asset           expenses to
                                 value at      Net         gain        income from   Distributions value at              average
                                 beginning  investment  on investment  investment        to           end      Total       net
                                 of period    income     transactions   operations   shareholders   of period return(a)   assets
                                 ---------------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00     $0.0529   $--            $0.0529      $(0.0529)       $1.00      5.41%      0.18%
1996-FST Preferred shares/(c)/...     1.00      0.0346    --             0.0346       (0.0346)        1.00      5.28/(b)/  0.28/(b)/
1996-FST Administration shares ..     1.00      0.0506    --             0.0506       (0.0506)        1.00      5.14       0.43
1996-FST Service shares .........     1.00      0.0478    --             0.0478       (0.0478)        1.00      4.88       0.68

1995-FST shares .................     1.00      0.0586    --             0.0586       (0.0586)        1.00      6.02       0.18
1995-FST Administration shares ..     1.00      0.0559    --             0.0559       (0.0559)        1.00      5.75       0.43
1995-FST Service shares .........     1.00      0.0533    --             0.0533       (0.0533)        1.00      5.49       0.68

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............     1.00      0.0401    --             0.0401       (0.0401)        1.00      4.38/(b)/  0.18/(b)/
1994-FST Administration shares/(d)/   1.00      0.0383    --             0.0383       (0.0383)        1.00      4.12/(b)/  0.43/(b)/
1994-FST Service shares/(d)/.....     1.00      0.0364    --             0.0364       (0.0364)        1.00      3.86/(b)/  0.68/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................     1.00      0.0311    0.0002         0.0313       (0.0313)        1.00      3.18       0.17
1994-FST Administration shares ..     1.00      0.0286    0.0002         0.0288       (0.0288)        1.00      2.92       0.42
1994-FST Service shares .........     1.00      0.0261    0.0002         0.0263       (0.0263)        1.00      2.66       0.67

1993-FST shares .................     1.00      0.0360    0.0007         0.0367       (0.0367)        1.00      3.75       0.18
1993-FST Administration shares/(e)/   1.00      0.0068    0.0001         0.0069       (0.0069)        1.00      3.02/(b)/  0.44/(b)/
1993-FST Service shares .........     1.00      0.0301    0.0007         0.0308       (0.0308)        1.00      3.23       0.68

1992-FST shares .................     1.00      0.0572    0.0002         0.0574       (0.0574)        1.00      5.99       0.18
1992-FST Service shares (e)......     1.00      0.0027    --             0.0027       (0.0027)        1.00      4.10/(b)/  0.66/(b)/

For the Period March 8, 1990 (f)
--------------------------------
through January 31,
-------------------

1991-FST shares .................     1.00      0.0727    --             0.0727       (0.0727)        1.00      8.27/(b)/  0.18/(b)/

                                                          Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                     ----------------------------
                                             Net                     Ratio of net
                                          assets at    Ratio of       investment
                                             end      expenses to      income to
                                          of period   average net     average net
                                          (in 000's)    assets          assets
                                         ----------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................         $3,901,797      0.23%           5.24%
1996-FST Preferred shares/(c)/...            127,126      0.33/(b)/       5.14/(b)/
1996-FST Administration shares ..            215,898      0.48            5.01
1996-FST Service shares .........            115,154      0.73            4.73

1995-FST shares .................          3,295,791      0.22            5.82
1995-FST Administration shares ..            147,894      0.47            5.55
1995-FST Service shares .........             65,278      0.72            5.29

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............          2,774,849      0.24/(b)/       4.32/(b)/
1994-FST Administration shares/(d)/           66,113      0.49/(b)/       4.12/(b)/
1994-FST Service shares/(d)/.....             41,372      0.74/(b)/       3.92/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................          1,831,413      0.25            3.03
1994-FST Administration shares ..             35,250      0.50            2.78
1994-FST Service shares .........             14,001      0.75            2.53

1993-FST shares .................            813,126      0.25            3.53
1993-FST Administration shares/(e)/            1,124      0.52/(b)/       2.88/(b)/
1993-FST Service shares .........                336      0.75            2.94

1992-FST shares .................            917,073      0.27            5.63
1992-FST Service shares/(e)/.....                118      0.74/(b)/       4.02/(b)/

For the Period March 8, 1990/(f)/
---------------------------------
through January 31,
-------------------

1991-FST shares .................            578,495      0.28/(b)/       7.94/(b)/

---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

/(b)/Annualized.

/(c)/FST Preferred share activity commenced on May 1, 1996.

/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

/(e)/FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.

/(f)/Commencement of operations.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund
--------------------------------------------------------------------------------


                                                   Income from investment operations
                                                   =================================
                                      Net Asset                Net realized       Total                         Net asset
                                       value at       Net          gain        income from     Distributions     value at
                                      beginning   investment   on investment    investment          to             end
                                      of period     income     transactions     operations     shareholders     of period
                                     =========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares .................      $1.00        $0.0533      $0.0001         $0.0534        $(0.0534)        $1.00
1996-FST Preferred shares/(c)/...       1.00         0.0348           --          0.0348         (0.0348)         1.00
1996-FST Administration shares ..       1.00         0.0504       0.0001          0.0505         (0.0505)         1.00
1996-FST Service shares .........       1.00         0.0484           --          0.0484         (0.0484)         1.00

1995-FST shares .................       1.00         0.0589           --          0.0589         (0.0589)         1.00
1995-FST Administration shares ..       1.00         0.0561           --          0.0561         (0.0561)         1.00
1995-FST Service shares/(d)/.....       1.00         0.0231           --          0.0231         (0.0231)         1.00

For the Period Ended December 31,
=================================

1994-FST shares/(d)/.............       1.00         0.0305           --          0.0305         (0.0305)         1.00
1994-FST Administration shares
   /(d)/.........................       1.00         0.0298           --          0.0298         (0.0298)         1.00

                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                  ============================
                                                                  Ratio of net         Net                        Ratio of net
                                                    Ratio of net   investment       assets at       Ratio of      investment
                                                    expenses to    income to          end          expenses to     income to
                                       Total        average net    average net     of period       average net    average net
                                     return/(a)/      assets         assets        (in 000's)        assets         assets
                                    ==========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares..................     5.45%           0.18%         5.33%           $2,540,366      0.23%           5.28%
1996-FST Preferred shares/(c)/...     5.31/(b)/       0.28/(b)/     5.23/(b)/           17,510      0.33/(b)/       5.18/(b)/
1996-FST Administration shares...     5.19            0.43          5.04               165,766      0.48            4.99
1996-FST Service shares..........     4.93            0.68          4.84               234,376      0.73            4.79

1995-FST  shares.................     6.07            0.15          5.89             2,069,197      0.23            5.81
1995-FST Adminstration shares....     5.80            0.40          5.61               137,412      0.48            5.53
1995-FST Services shares/(d)/....     5.41/(b)/       0.65/(b)/     4.93/(b)/            4,219      0.73/(b)/       4.85/(b)/

For the Period Ended December 31,
=================================
1994-FST shares/(d)/.............     4.91/(b)/       0.11/(b)/     4.88/(b)/          862,971      0.25/(b)/       4.74/(b)/
1994-FST Adminstration shares/(d)/    4.65/(b)/       0.36/(b)/     4.82/(b)/           66,560      0.50/(b)/       4.68/(b)/

------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST, FST Adminstration and FST Service share activity commenced May 18,
     1994, May 20, 1994 and July 14, 1995, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net       gain (loss)     from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0522     $0.0003      $0.0525      $(0.0524)      $1.00        5.35%
1996-FST Preferred shares/(c)/...     1.00     0.0342      0.0001       0.0343       (0.0343)       1.00        5.24/(b)/
1996-FST Administration shares ..     1.00     0.0497      0.0002       0.0499       (0.0498)       1.00        5.09
1996-FST Service shares .........     1.00     0.0472      0.0002       0.0474       (0.0474)       1.00        4.83

1995-FST shares .................     1.00     0.0573      0.0005       0.0578       (0.0578)       1.00        5.96
1995-FST Administration shares ..     1.00     0.0547      0.0005       0.0552       (0.0552)       1.00        5.69
1995-FST Service shares .........     1.00     0.0521      0.0005       0.0526       (0.0526)       1.00        5.43

For the Year Ended December 31,
-------------------------------
1994-FST shares/(d)/.............     1.00     0.0379     (0.0001)      0.0378       (0.0378)       1.00        4.23/(b)/
1994-FST Administration shares
  /(d)/..........................     1.00     0.0388     (0.0001)      0.0387       (0.0387)       1.00        3.97/(b)/
1994-FST Service shares/(d)/.....     1.00     0.0349     (0.0001)      0.0348       (0.0348)       1.00        3.71/(b)/

For the Year Ended December 31,
-------------------------------
1994-FST shares .................     1.00     0.0301      0.0007       0.0308       (0.0307)       1.00        3.11
1994-FST Administration shares ..     1.00     0.0276      0.0006       0.0282       (0.0281)       1.00        2.85
1994-FST Service shares .........     1.00     0.0251      0.0008       0.0259       (0.0256)       1.00        2.60

1993-FST shares .................     1.00     0.0342      0.0012       0.0354       (0.0355)       1.00        3.69
1993-FST Administration shares
  /(e)/..........................     1.00     0.0009          --       0.0009       (0.0009)       1.00        2.83/(b)/
1993-FST Service shares .........     1.00     0.0296      0.0016       0.0312       (0.0309)       1.00        3.17

1992-FST shares .................     1.00     0.0549      0.0015       0.0564       (0.0561)       1.00        5.84
1992-FST Service shares/(e)/.....     1.00     0.0113      0.0006       0.0119       (0.0116)       1.00        4.47/(b)/

For the Period March 8, 1990/(f)/through January 31,
-------------------------------------------
1991-FST shares .................     1.00     0.0600      0.0006       0.0606       (0.0605)       1.00        8.06/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.22%       $2,291,051         0.24%             5.16%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.11/(b)/       46,637         0.34/(b)/         5.05/(b)/
1996-FST Administration shares ..    0.43            4.97           536,895         0.49              4.91
1996-FST Service shares .........    0.68            4.72           220,560         0.74              4.66

1995-FST shares .................    0.18            5.73         1,587,715         0.23              5.68
1995-FST Administration shares ..    0.43            5.47           283,186         0.48              5.42
1995-FST Service shares .........    0.68            5.21           139,117         0.73              5.16

For the Period Ended December 31,
-------------------------------
1994-FST shares/(d)/.............    0.18/(b)/       4.13/(b)/      958,196         0.25/(b)/         4.06/(b)/
1994-FST Administration shares
  /(d)/..........................    0.43/(b)/       4.24/(b)/       82,124         0.50/(b)/         4.17/(b)/
1994-FST Service shares/(d)/.....    0.68/(b)/       3.82/(b)/       81,162         0.75/(b)/         3.75/(b)/

For the Years Ended January 31,
-------------------------------
1994-FST shares .................    0.17            3.01           812,420         0.24              2.94
1994-FST Administration shares ..    0.42            2.76            24,485         0.49              2.69
1994-FST Service shares .........    0.67            2.51            35,656         0.74              2.44

1993-FST shares .................    0.18            3.42           776,181         0.26              3.34
1993-FST Administration shares
  /(e)/..........................    0.43/(b)/       2.83/(b)/            1         0.51/(b)/         2.75/(b)/
1993-FST Service shares .........    0.68            2.96             5,155         0.76              2.88

1992-FST shares .................    0.18            5.49           413,171         0.28              5.39
1992-FST Service shares/(e)/.....    0.68/(b)/       3.77/(b)/        3,634         0.78/(b)/         3.67/(b)/

For the Period March 8, 1990/(f)/through January 31,
-----------------------------------
1991-FST shares .................    0.21/(b)/       7.74/(b)/      229,988         0.34/(b)/         7.61/(b)/

----------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
/(e)/FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
/(f)/Commencement of operations.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net         gain on       from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0525     $0.0001       $0.0526      $(0.0526)      $1.00        5.38%
1996-FST Preferred shares/(c)/...     1.00     0.0344      0.0001        0.0345       (0.0345)       1.00        5.26/(b)/
1996-FST Administration shares ..     1.00     0.0501      0.0001        0.0502       (0.0502)       1.00        5.12
1996-FST Service shares .........     1.00     0.0474      0.0001        0.0475       (0.0475)       1.00        4.86

1995-FST shares .................     1.00     0.0581      0.0001        0.0582       (0.0582)       1.00        6.00
1995-FST Administration shares ..     1.00     0.0554      0.0001        0.0555       (0.0555)       1.00        5.74
1995-FST Service shares/(d)/.....     1.00     0.0320          --        0.0320       (0.0320)       1.00        5.40/(b)/

For the Period Ended December 31,
---------------------------------

1994-FST shares/(e)/.............     1.00     0.0424          --        0.0424       (0.0424)       1.00        4.36/(b)/
1994-FST Administration shares
  /(e)/..........................     1.00     0.0426          --        0.0426       (0.0426)       1.00        4.10/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............     1.00     0.0256      0.0001        0.0257       (0.0257)       1.00        3.14/(b)/
1993-FST Administration shares
  /(d)/..........................     1.00     0.0120      0.0001        0.0121       (0.0121)       1.00        2.87/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------

For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.25%          $858,769        0.24%             5.19%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.14/(b)/           112        0.34/(b)/         5.08/(b)/
1996-FST Administration shares ..    0.43            5.01            145,108        0.49              4.95
1996-FST Service shares .........    0.68            4.74            223,554        0.74              4.68

1995-FST shares .................    0.18            5.81            743,884        0.24              5.75
1995-FST Administration shares ..    0.43            5.54             82,386        0.49              5.48
1995-FST Service shares/(d)/.....    0.68/(b)/       5.08/(b)/        14,508        0.74/(b)/         5.02/(b)/

For the Period Ended December 31,
-------------------------------

1994-FST shares/(e)/.............    0.15/(b)/       4.64/(b)/       258,350        0.25/(b)/         4.54/(b)/
1994-FST Administration shares
  /(e)/..........................    0.40/(b)/       4.67/(b)/        54,253        0.50/(b)/         4.57/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............    0.08/(b)/       3.10/(b)/        44,697         0.59/(b)/         2.59/(b)/
1993-FST Administration shares
  /(d)/..........................    0.35/(b)/       2.85/(b)/        14,126         0.76/(b)/         2.44/(b)/
---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced April 6, 1993, September 1, 1993 and May 16, 1995, respectively. /(e)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund
--------------------------------------------------------------------------------

                                                 Income from investment operations
                                               =====================================
                                         Net                      Net          Total
                                        asset                   realized      income                     Net asset
                                       value at      Net         gain on       from      Distributions   value at
                                       beginning  investment   investment   investment        to          end of      Total
                                       of period   income     transactions  operations    shareholders     period     return /(a)/
                                       ===========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................   $1.00     $0.0335     --            $0.0335       $(0.0335)      $1.00       3.39%
1996-FST Preferred shares /(c)/.......    1.00      0.0218     --             0.0218        (0.0218)       1.00       3.30/(b)/
1996-FST Administration shares .......    1.00      0.0310     --             0.0310        (0.0310)       1.00       3.13
1996-FST Service shares ..............    1.00      0.0285     --             0.0285        (0.0285)       1.00       2.88

1995-FST shares ......................    1.00      0.0381     --             0.0381        (0.0381)       1.00       3.89
1995-FST Administration shares .......    1.00      0.0354     --             0.0354        (0.0354)       1.00       3.63
1995-FST Service shares ..............    1.00      0.0332     --             0.0332        (0.0332)       1.00       3.38

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................    1.00      0.0156     --             0.0156        (0.0156)       1.00       3.41/(b)/
1994-FST Administration shares /(d)/..    1.00      0.0136     --             0.0136        (0.0136)       1.00       3.19/(b)/
1994-FST Service shares /(d)/.........    1.00      0.0091     --             0.0091        (0.0091)       1.00       3.11/(b)/

                                                                                           Ratios assuming no
                                                                                          waiver of fees and no
                                                                                           expense limitations
                                                                                       ============================
                                                        Ratio of net       Net                         Ratio of net
                                        Ratio of net     investment     assets at       Ratio of        investment
                                        expenses to      income to        end of      expenses to       income to
                                        average net     average net       period      average net      average net
                                          assets          assets        (in 000's)      assets           assets
                                        ===========================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................     0.18%          3.35%           $440,838        0.23%             3.30%
1996-FST Preferred shares /(c)/.......     0.28/(b)/      3.26/(b)/         28,731        0.33/(b)/         3.21/(b)/
1996-FST Administration shares .......     0.43           3.10              51,661        0.48              3.05
1996-FST Service shares ..............     0.68           2.85              19,855        0.73              2.80

1995-FST shares ......................     0.14           3.81             448,367        0.24              3.71
1995-FST Administration shares .......     0.39           3.54              20,939        0.49              3.44
1995-FST Service shares ..............     0.64           3.32              19,860        0.74              3.22

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................     0.07/(b)/      3.42/(b)/        183,570        0.31/(b)/         3.18/(b)/
1994-FST Administration shares /(d)/..     0.32/(b)/      3.25/(b)/          2,042        0.56/(b)/         3.01/(b)/
1994-FST Service shares /(d)/.........     0.57/(b)/      3.32/(b)/          2,267        0.81/(b)/         3.08/(b)/

---------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Money Market Trust--Financial Square Funds:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Money Market Trust--Financial Square Funds (a Massachusetts business trust comprising the Prime Obligations, Money Market, Treasury Obligations, Government and Tax-Free Money Market Funds), including the statements of investments, as of December 31, 1996, and the related statements of operations, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Financial Square Funds as of December 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


-------------------------------------    ---------------------------------------

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--------------------------------------  ----------------------------------------

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                                      30

--------------------------------------------------------------------------------



-------------------------------------  -----------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Financial Square Funds Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

                                   APPENDIX A



           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad

----------
   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

                                      1-A
times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

                                      3-A

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

                                      4-A

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by

                                      5-A

Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      6-A

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating

                                      7-A

            GOLDMAN SACHS MONEY MARKET FUNDS FINANCIAL SQUARE FUNDS
                   4900 Sears Tower, Chicago, Illinois 60606

--------------------------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION - MAY 1, 1997
                              FST PREFERRED SHARES
--------------------------------------------------------------------------------


     Goldman Sachs Trust (the "Trust") is a no-load, open-end, management investment company (or mutual fund) which includes the Financial Square Funds. This Statement of Additional Information relates solely to the offering of FST Preferred Shares of Financial Square Prime Obligations Fund ("Prime Obligations Fund"), Financial Square Money Market Fund ("Money Market Fund"), Finan cial Square Treasury Obligations Fund ("Treasury Obligations Fund"), Financial Square Treasury Instruments Fund ("Treasury Instruments Fund") Financial Square Government Fund ("Government Fund"), Financial Square Federal Fund ("Federal Fund"), Financial Square Tax-Free Money Market Fund ("Tax-Free Fund"), Financial Square Money Market Plus Fund ("Plus Fund") and Financial Square Municipal Money Market Fund ("Municipal Fund") (individually, a "Fund" and collectively the "Funds").

     Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment adviser . Goldman Sachs serves as the Funds' distributor and transfer agent.

     The Goldman Sachs Funds offer banks, corporate cash manag ers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

     The hallmark of the Goldman Sachs Funds is personalized ser vice, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, shareholders will be assigned an Account
Administrator ("AA"), who is ready to help shareholders with questions concerning their accounts. During business hours, service organizations can call their AA through a toll-free number to place purchase or redemption orders or obtain Fund and account information. The AA can also answer inquiries about rates of return and portfolio composition and holdings, and guide service organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows shareholders to purchase or redeem shares and also obtain Fund and account information directly.

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus relating to FST Preferred Shares dated May 1, 1997, a copy of which may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman Sachs at 800-621-2550 or by writing Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS

                                                   Page in
                                                 Statement of
                                                  Additional
                                                 Information
                                                 ------------

Investment Policies and Practices of the
     Funds................................             4
Investment Limitations....................            17
Trustees and Officers.....................            22
The Adviser, Distributor
     and Transfer Agent...................            28
Portfolio Transactions....................            33
Net Asset Value...........................            35
Redemptions...............................            37
Calculation of Yield Quotations...........            38
Tax Information...........................            42
Organization and Capitalization...........            47
Custodian and Subcustodian................            52
Independent Accountants...................            52
Financial Statements......................            52
Preferred Administration Plan.............            53
Appendix A (Description of Securities
     Ratings).............................           A-1

                INVESTMENT POLICIES AND PRACTICES OF THE FUNDS


The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS
------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS
------------------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic, or in the case of the Money Market and Plus Funds, foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Prime Obligations Fund, Plus Fund and Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guaran-tee the return of principal and may guarantee a stream of payments over time.
A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

REPURCHASE AGREEMENTS
---------------------

Each Fund (other than Treasury Instruments Fund) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, generally, for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller.

If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that a Fund does not have a perfected security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the Obligation.

Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, the Funds (other than the Treasury Instruments Fund), together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES
------------------

Money Market Fund and Plus Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. Tax-Free Fund and Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, Money Market Fund and Plus Fund are restricted to purchasing U.S. dollar denominated securities, but they are not otherwise precluded from purchasing securities of foreign issuers.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES
----------------------------------------------

Each of Prime Obligations Fund, Money Market Fund and Plus Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, install-ment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate securities and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. The value of a Fund's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Fund's other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objective and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations, Money Market and Plus Funds' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Fund will generally not invest in an asset-backed security if the income received with respect to such investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below.
In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

As set forth above, several types of asset-backed and receivables-backed securities have already been offered to investors, including, for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require Prime Obligations, Money Market or Plus Fund to dispose of any of their respective existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES
----------------------------------------------

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS
--------------------------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless a Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Funds will also consider the liquidity of the market for variable and floating rate instruments and in the event that such instruments are illiquid, the Funds' investments in such instruments will be subject to the limitation on illiquid securities.

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES
----------------------------------------

A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the

Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS
---------------------

Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations where, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Tax-Free Fund does not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds--those with original or remaining maturities of thirteen months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

The Funds which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the finan-cial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.
Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

Although Tax-Free Fund and Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the

Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. Tax-Free Fund and Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Tax-Free Fund and Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

Municipal obligations purchased for a Fund are subject to the policy on holdings of securities which are not readily marketable contained in the Fund's Prospectus. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance liquidity. In addition, standby commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

STANDBY COMMITMENTS
-------------------

In order to enhance the liquidity, stability or quality of municipal obligations, Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may each acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Adviser will look to the creditworthiness of the party providing the Fund with the right to sell.

The Funds each value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Fund's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Fund that may enter into such transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund.

Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Internal Revenue Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers, and which are applicable only to the taxpayer requesting the ruling and which have, on occasion, been reversed by the Internal Revenue Service) to the effect that they are considered the owners of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to them. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance letter rulings as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Fund and Municipal Fund each intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distribution of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to these Funds and neither Fund has assumed that such commitments will be available under all market conditions.


                             INVESTMENT LIMITATIONS

The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of
(1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund, with the exception of borrowings permitted by Investment Restriction (3).

 Accordingly, the Trust may not on behalf of any Fund (except for Government
Fund):

(1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act.

(2) purchase securities if such purchase would cause more than 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. However, there is no limitation with respect to, and each Fund (other than Money Market Fund and Plus Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of Money Market Fund and Plus Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of Money Market Fund and Plus Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

(3) borrow money, except that (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through re verse repurchase agreements in amounts up to 33/1/3/% of its total assets (including the amount borrowed),
     (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of port-folio securities, and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

(4) make loans, except through (a) the purchase of debt obligations in accordance with each Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting.

(6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.


Government Fund may not:

(1) with respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Fund in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(2) with respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(3) borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund's assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending;

(4) mortgage, pledge or hypothecate its assets except to secure permitted borrowings;

(5) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(6) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies to, concentrate its investments in, U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

(7) issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur and except for shares of existing or additional series of the Trust;

(8) purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Fund as a result of the ownership of securities;

(9) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Fund's investment objective and policies may be deemed to be loans;

(10) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Fund may acquire puts in connection with the acquisition of a debt instrument);

(11) invest in other companies for the purpose of exercising control or management.

Each Fund may, notwithstanding any other fundamental restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Fund:

     (a) invest in companies for the purpose of exercising control or management.

     (b) invest more than 10% of a Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

     (d)  make short sales of securities, except short sales against the box.


As money market funds, the Funds must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Fund's portfolio may not exceed 397 days and a Fund's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Fund, other than the Tax-Exempt Funds, as a matter of non-funda mental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Money Market Plus, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Free Money Market Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such

Funds may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Fund , no more than 10% of the Fund's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Funds (which are the only Funds that may invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Funds' total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Fund's investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Fund's total assets and the Fund's investment in such conduit securities issued by any issuer may not exceed 1% of the Fund's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

                             TRUSTEES AND OFFICERS

Information pertaining to the Board of Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------
Ashok N. Bakhru, 53     Chairman        Executive Vice President -
1325 Ave. of Americas      & Trustee    Finance and Administration and
NY, NY  10019                           Chief Financial Officer, Coty Inc.
                                        (since April 1996); President, ABN
                                        Associates (since June 1994); Senior
                                        Vice President of Scott Paper Company
                                        until June 1994; Director of Arkwright
                                        Mutual Insurance Company; Trustee of
                                        International House of Philadelphia;
                                        Member of Cornell University Council;
                                        Trustee of the Walnut Street Theater.

*David B. Ford, 51      Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New York, NY 10004                      Partner, Goldman Sachs (1986-1996); Co-
                                        Head of GSAM (since December 1994).

*Douglas C. Grip, 35    Trustee &       Vice President, Goldman Sachs
One New York Plaza      President       (since May 1996); President, MFS
New York, NY 10004                      Retirement Services Inc., of Massachu-
                                        setts Financial Services (prior
                                        thereto).

*John P. McNulty, 44    Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New YOrk, NY  10004                     Partner of Goldman Sachs (1990-1994 and
                                        1995-1996); Co-Head of Goldman Sachs
                                        Asset Management (since November 1995);
                                        Limited Partner of Goldman Sachs (1994
                                        to November 1995).

Mary P. McPherson, 60   Trustee         President of Bryn Mawr College
Taylor Hall                             (since 1978); Director of
Bryn Mawr College                       Josiah Macy, Jr. Foundation
Bryn Mawr, PA  19010                    (since 1977); Director of the
                                        Philadelphia Contributionship (since
                                        1985); Director of Amherst College
                                        (since 1986); Director of Dayton Hudson
                                        Corporation (since 1988);

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

                                        Director of the Spencer Foundation
                                        (since 1993); and member of PNC Advisory
                                        Board (since 1993).

*Alan A. Shuch, 48      Trustee         Limited Partner, Goldman Sachs
One New York Plaza                      (since 1994); Director and
York, NY 10004                          Vice President of Goldman Sachs Funds
                                        Management, Inc. (from April 1990 to
                                        November 1994); President and Chief
                                        Operating Officer, GSAM (from September
                                        1988 to November 1994).

Jackson W. Smart, 66    Trustee         Chairman, Executive Committee, First
One Northfield Plaza                    Commonwealth, Inc. (a managed dental
#218                                    care company, (since January 1996);
Northfield, IL 60093                    Chairman and Chief Executive Officer,
                                        MSP Communications Inc. (a company
                                        engaged in radio broadcasting) (since
                                        November 1988); Director, Federal
                                        Express Corporation (since 1976),
                                        Evanston Hospital Corporation (since
                                        1980), First Commonwealth, Inc. (since
                                        1988) and North American Private Equity
                                        Group (a venture capital fund).


William H. Springer, 67 Trustee         Vice Chairman and Chief Financial and
701 Morningside Drive                   Administrative Officer of Ameritech (a
Lake Forest, IL 60045                   telecommunications holding
                                        company,(February 1987 to June 1991);
                                        Director, Walgreen Co. (a retail drug
                                        store business); Director of Baker,
                                        Fentress & Co. (a closed-end, management
                                        investment company.


Richard P. Strubel, 57  Trustee         Managing Director, Tandem Partners, Inc.
70 West Madison St.                     (since 1990); President and Chief
Suite 1400                              Executive Officer, Microdot, Inc.
Chicago, IL 60602                       (a diversified manufacturer of fastening
                                        systems and

NAME, AGE               POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST       DURING PAST 5 YEARS
----------------------  ----------  -----------------------------

                                    connectors)(January 1984 to
                                    October 1994).

*Scott M. Gilman, 37    Treasurer   Director, Mutual Funds Administration,
One New York Plaza                  GSAM (since April 1994); Assistant
New York, NY  10004                 Treasurer, Goldman Sachs Funds Management,
                                    Inc. (since March 1993); Vice President,
                                    Goldman Sachs (since March 1990).


*John M. Perlowski, 32   Assistant  Vice President, Goldman Sachs
One New York Plaza       Treasurer  (since July 1995); Director,
New York, NY                        Investors Bank and Trust
10004                               Company (November 1993 to July 1995); Audit
                                    Manager of Arthur Andersen LLP (prior
                                    thereto).

*Pauline Taylor, 50      Vice       Vice President of Goldman Sachs (since
4900 Sears Tower         President  June 1992); Director, Shareholder Servicing
Chicago, IL                         of GSAM (since June 1992).
60606

*John W. Mosior, 58      Vice       Vice President, Goldman Sachs and Manager
4900 Sears Tower         President  of Shareholder Servicing of GSAM (since
Chicago, IL                         November 1989).
 60606

*Nancy L. Mucker, 47     Vice       Vice President, Goldman Sachs;
4900 Sears Tower         President  Manager of Shareholder
Chicago, IL                         Servicing of GSAM (since
60606                               November 1989).

*Michael J. Richman, 36  Secretary  Associate General Counsel of
85 Broad Street                     GSAM (since February 1994);
New York, NY                        Vice President and Assistant
10004                               General Counsel of Goldman
                                    Sachs (since June 1992);
                                    Counsel to the Funds Group,
                                    GSAM (since June 1992);
                                    Partner, Hale and Dorr (Sep-
                                    tember 1991 to June 1992).

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

*Howard B. Surloff, 31  Assistant       Assistant General Counsel and
85 Broad Street          Secretary      Vice President, Goldman Sachs
New York, NY 10004                      (since November 1993 and May 1994,
                                        respectively ); Counsel to the Funds
                                        Group, GSAM (since November 1993); Asso-
                                        ciate of Shereff, Friedman, Hoffman &
                                        Goodman (prior thereto).

*Valerie Zondorak, 31   Assistant       Vice President, Goldman Sachs
85 Broad Street          Secretary      (since March 1997); Counsel to
New York, NY  10004                     the Funds Group, GSAM (since March
                                        1997); Associate of Shereff Friedman,
                                        Hoffman & Goodman (prior thereto).

*Steven E. Hartstein,   Assistant       Legal Products Analyst,
33                       Secretary      Goldman Sachs (June 1993 to
85 Broad Street                         present); Funds Compliance
New York, NY 10004                      Officer, Citibank Global Asset
                                        Management (August 1991 to June 1993).

*Deborah Farrell, 25    Assistant       Legal Assistant, Goldman
85 Broad Street          Secretary      Sachs (since January 1994).
New York, NY 10004                      Formerly at Cleary Gottlieb,
                                        Steen and Hamilton.

*Kaysie P. Uniacke, 36  Assistant       Vice President and Senior
One New York Plaza       Secretary      Portfolio Manager, GSAM (since 1988).
New York, NY 10004

*Elizabeth D.
  Anderson, 27          Assistant       Portfolio Manager, GSAM (since
One New York Plaza       Secretary      April 1996); Junior Portfolio
New York, NY 10004                      Manager, GSAM (since 1995-1996); Funds
                                        Trading Assistant, GSAM (1993-1995);
                                        Compliance Analyst, Prudential
                                        Insurance (1991-1993).

Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:


                                          Pension or           Total
                                          Retirement        Compensation
                                           Benefits      from Goldman Sachs
                          Aggregate       Accrued as        Mutual Funds
                         Compensation       Part of        (including the
Name of Trustee         from the Funds  Funds' Expenses       Funds)*
----------------------  --------------  ---------------  ------------------
Paul C. Nagel, Jr.**       $28,050           $0              $62,450
Ashok N. Bakhru            $35,126           $0              $69,299
Marcia L. Beck***          $0                $0              $0
David B. Ford              $0                $0              $0
Alan A. Shuch              $0                $0              $0
Jackson W. Smart           $29,198           $0              $58,954
William H. Springer        $29,198           $0              $58,954
Richard P. Strubel         $29,198           $0              $58,594

______________

     * The Goldman Sachs Mutual Funds consisted of 29 mutual funds, including the five Funds in existence on December 31, 1996.

     **   Retired as of June 30, 1996.

     ***  Resigned as President and Trustee on May 1, 1996.

                  THE ADVISER, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER
-----------

GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Funds. Under the Management Agreement between Goldman Sachs and the Trust on behalf of the Funds, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Fund, acts as investment adviser and directs the investments of the Funds. In addition, GSAM administers the Funds' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .205% of each Fund's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding management fees, fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Fund, on an annualized basis, to .01% of the average daily net assets of that Fund. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Fund's estimated annualized expense ratio and the expense limit for that Fund. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed not to impose a portion of its management fee.

The Trust, on behalf of each Fund, is responsible for all expenses other than those expressly borne by GSAM under the Funds' Management Agreement. The expenses borne by shares of each Fund include, without limitation, the fees payable to GSAM, the fees and expenses of the Funds' custodian, fees and expenses of the Funds' transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Funds, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, their proportionate share of the compensation and expenses of the Trust's "non-interested" Trustees, and extraordinary expenses incurred by the Funds.

  Prior to May 1, 1997, the Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement. The services required to be performed for the Funds and the combined advisory and administration fees payable by the Funds under the former advisory and administration agreements are identical to the services and fees under the Management Agreement. For the fiscal years ended December 31, 1996 and December 31, 1995 and the eleven months ended December 31, 1994 the amounts of the management fee (including both advisory and administration fees) incurred by each Fund were as follows:


                                    Dec. 1996    Dec. 1995    Dec. 1994
                                   -----------  -----------  -----------
Prime Obligations Fund              $8,504,328   $7,194,392   $3,485,286
Money Market Fund/(1)/               5,131,644    3,236,027      900,121
Treasury Obligations Fund            4,121,944    2,401,903    1,186,773
Government Fund                      2,179,655    1,119,731      243,841
Tax-Free Money Market Fund/(2)/        930,176      459,413       35,436

------------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


GSAM has agreed that it will not impose a portion of its manage ment fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Funds for the periods indicated:

                                   Dec. 1996   Dec. 1995   Dec. 1994
                                   ----------  ----------  ----------
Prime Obligations Fund             $1,750,891  $3,173,924  $1,609,383
Money Market Fund/(1)/              1,142,133   1,063,477     482,154
Treasury Obligations Fund             848,635   1,747,326     554,447
Government Fund                       448,753     493,804     159,290
Tax-Free Money Market Fund/(2)/       219,242     304,151     109,909
---------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


The Management Agreement entered into on behalf of the Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 23, 1997. The Funds' shareholders approved the Management Agreement on April 21, 1997. The Manage ment Agreement will remain in effect until June 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Fund (as defined in the Investment Company Act) and, in either case, by a majority of "non-interested" Trustees.

Goldman Sachs has authorized any of its directors, partners, officers and employees who has been elected or appointed as a Trustee or officer of the Trust to serve in the capacities in which he or she has been elected and appointed.

In addition, GSAM assumed certain expenses related to the operations of each Fund during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Funds would have incurred the following additional expenses:

                                1996      1995     1994
                              --------  --------  -------
Prime Obligations Fund        $637,605  $382,318  $   -0-
Money Market Fund              456,796   420,234      N/A
Treasury Obligations           551,885   280,395      -0-
Government Fund                352,113   197,008   98,125
Tax-Free Money Market Fund      83,097    83,376      N/A
--------------------------


Each Fund may use any name derived from the name "Goldman Sachs" only as long as its Management Agreement remains in effect. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Fund or by either party upon sixty (60) days' written notice to GSAM or by GSAM without penalty at any time on 60 days' written notice to the Trust.

In managing the Tax-Free Money Market and Municipal Money Market Funds, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and adminis trative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT
----------------------------------

Goldman Sachs acts as principal underwriter and distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust which was most recently approved by the Board of Trustees on April 23, 1997. Goldman Sachs also serves as the transfer agent of each Fund. Goldman Sachs provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Funds.

Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.



ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY
----------------------------------------------------------------------------
GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and their
-------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary inter ests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be execut ed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be peri-ods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with their management of the Funds, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The propri etary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Funds.

The results of each Fund's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transac tions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.


                             PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Funds and of all other accounts managed by GSAM for execution with many firms.

GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Funds buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Funds to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Funds may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

Under the Investment Company Act, the Funds are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker-dealers: Shearson Lehman, Chase Manhattan, Bear Stearns Cos., Union Bank of Switzerland, Daiwa Securities America, Inc., Morgan Stanley, Swiss Bank Corp., Smith Barney Shearson, Salomon Brothers, Inc., and Bankers Trust. As of December 31, 1996, each Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands); Prime Obligations Fund - Bear Stearns ($149,014), Swiss Bank Corp. ($52,981), Chase Manhattan ($246,912), Morgan Stanley & Co., Inc. ($267,039); Government Fund - Bear Stearns ($50,000), Morgan Stanley & Co. ($138,753), Chase Manhattan ($115,627), Swiss Bank Corp. ($62,531); Treasury Obligations Fund - Swiss Bank Corp. ($252,384), Bear Stearns ($125,000), Lehman Brothers ($125,000), Union Bank of Switzerland ($125,000), Chase Manhattan ($466,686), Daiwa Securities ($125,000), Morgan Stanley & Co., Inc. ($560,024), Smith Barney Inc. ($100,000);
and Money Market Fund - Swiss Bank Corp. ($36,494), Chase Manhattan ($102,482), Morgan Stanley & Co., Inc. ($103,879).


                                NET ASSET VALUE

The net asset value per share of each Fund (except for Government Fund, Money Market Plus Fund and Treasury Obligations Fund) is determined by the Funds' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) (in the case of the Government Fund, Money Market Plus Fund and Treasury Obligations Fund, net asset value is determined at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which banks in Chicago, Boston or New York are closed on local holidays. Such holidays include: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Each Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interests of each Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Funds may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether such Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of the methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares.

In order to continue to use the amortized cost method of valuation each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are at the time of acquisition rated by the requisite number of NRSROs in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by GSAM. Also, each Fund must maintain a dollar-weighted average portfolio maturity (not more than ninety (90) days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and may not purchase any instrument with a remaining maturity of more than thirteen (13) months. However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a stated maturity of more than thirteen (13) months, if (i) the security is a floating or variable rate security with certain demand and interest rate reset features and (ii) the security, except in the case of Tax-Free Fund and Municipal Fund, is a First Tier Security.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses are allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. In addition, within each Fund, FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Fund's shares.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from a Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

A FST shareholder of any Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Fund by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or Service Organization in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Funds.


                        CALCULATION OF YIELD QUOTATIONS

Each Fund's yield quotations are calculated in accordance with a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

Yield, effective yield and tax equivalent yield are calculated separately for each class of a Fund's shares. Each class of shares is subject to different fees and expenses and, consequently, may have differing yields for the same period.

The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Fund.

Each Fund also may advertise a quotation of effective yield for a seven (7) calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding one (1) to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

Effective Yield=[(base period return + 1)/to the power of 365 divided by 7/] - 1.

Treasury Instruments, Federal, Tax-Free and Municipal Funds may also advertise a tax-equivalent yield which is computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund. The return of each Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

          The yield, effective yield and tax-equivalent yield of each Fund, with respect to FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares for the seven-day period ended December 31, 1996 were as follows:


                                    Effective     Tax-Equivalent
                                      Yield           Yield         Yield
                                    ---------     --------------    -----
Prime Obligations Fund:
     FST Shares                        5.34            5.48           N/A
     FST Administration Shares         5.09            5.23           N/A
     FST Service Shares                4.84            4.98           N/A
     FST Preferred Shares              5.24            5.38           N/A

Money Market Fund:
     FST Shares                        5.38            5.54           N/A
     FST Administration Shares         5.13            5.29           N/A
     FST Service Shares                4.88            5.04           N/A
     FST Preferred Shares              5.28            5.44           N/A

Treasury Obligations Fund:
     FST Shares                        5.43            5.56           N/A
     FST Administration Shares         5.18            5.31           N/A
     FST Service Shares                4.93            5.06           N/A
     FST Preferred Shares              5.33            5.42           N/A

Government Fund:
     FST Shares                        5.36            5.52           N/A
     FST Administration Shares         5.11            5.27           N/A
     FST Service Shares                4.86            5.02           N/A
     FST Preferred Shares              5.26            5.42           N/A

Tax-Free Fund:
     FST Shares                        3.74            3.81          6.19
     FST Administration Shares         3.49            3.56          5.78
     FST Service Shares                3.24            3.31          5.36
     FST Preferred Shares              3.64            3.71          6.03

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield and the tax-equivalent yield of each Fund for the same period would have been as follows:


                                           Effective     Tax-Equivalent
                                  Yield      Yield           Yield
                                  -----    ---------     --------------

Prime Obligations Fund:
     FST Shares                    5.29       5.43             N/A
     FST Administration Shares     5.04       5.18             N/A
     FST Service Shares            4.79       4.93             N/A
     FST Preferred Shares          5.19       5.33             N/A

Money Market Fund:
     FST Shares                    5.35       5.49             N/A
     FST Administration Shares     5.10       5.24             N/A
     FST Service Shares            4.85       4.99             N/A
     FST Preferred Shares          5.25       5.39             N/A

Treasury Obligations Fund:
     FST Shares                    5.36       5.51             N/A
     FST Administration Shares     5.11       5.26             N/A
     FST Service Shares            4.86       5.01             N/A
     FST Preferred Shares          5.26       5.41             N/A

Government Fund:
     FST Shares                    5.31       5.45             N/A
     FST Administration Shares     5.06       5.20             N/A
     FST Service Shares            4.81       4.95             N/A
     FST Preferred Shares          5.21       5.35             N/A

Tax-Free Fund:
     FST Shares                    3.70       3.76            6.13
     FST Administration Shares     3.45       3.51            5.71
     FST Service Shares            3.20       3.26            5.30
     FST Preferred Shares          3.60       3.66            5.96

The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

From time to time any Fund may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropol, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Fund's performance with that of other mutual funds with similar investment objectives.

The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

A Fund's performance data will be based on historical results and is not intended to indicate future performance. A Fund's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Fund will fluctuate unlike certain bank deposits or other investments which pay a fixed yield of return.

The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or potential benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may also highlight or summarize the services that GSAM and/or its affiliates provide in support of an asset allocation program.


                                TAX INFORMATION

Each Fund has qualified and has elected or intends to qualify and elect to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

  In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock, securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total (gross) assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of the market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

Each Fund, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Fund distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year, and in the case of any Fund that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Fund will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Fund paid no federal income tax.

Dividends paid by a Fund from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Fund from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Fund's net realized capital gains for a taxable year are computed by taking into account any capital loss carryforward of that Fund. At December 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                                         Years of
                              Amount    Expiration
                              ------    ----------

Tax Free Money Market Fund    $13,000       2004

Distributions paid by Tax-Free Fund or Municipal Fund from tax-exempt interest received by it and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Distributions paid by the other Funds from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds", if any, received by a Fund may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition tax-exempt distributions of a Fund may be considered in computing the "adjusted current earnings" preference item of its corporate shareholders in determining the corporate alternative minimum tax. To the extent that a Fund invests in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earns other taxable income any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of Tax-Free Fund or Municipal Fund will generally not be deductible. The availability of tax-exempt obligations and the value of these Funds may be affected by restrictive tax legislation enacted in recent years.

In purchasing municipal obligations, Tax-Free Fund and Municipal Fund each relies on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. Each Fund does not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct.

Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

Money Market Fund and/or Plus Fund may be subject to foreign withholding or other foreign taxes with respect to its investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and the applicable Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although neither Fund anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by either Fund, that Fund could make an election under Code Section 853 to permit its shareholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund in foreign countries. In the event such an election is made, shareholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the

Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

Each Fund will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt shareholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Tax-Free Fund or Municipal Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt interest dividends. Each Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Funds successfully maintain a constant net asset value per share. Shareholers should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes.

All distributions (including exempt-interest dividends) whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Funds will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Free Fund and the Municipal Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who received exempt-interest dividends and have not held their shares of the applicable Fund for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Fund. Each shareholder should consult his or her own tax advisor to determine the tax consequences of an investment in the Fund in the shareholder's own state and locality.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Fund and, if a current IRS Form W-8 or acceptable substitute is not on file with the Fund, may be subject to backup witholding on certain payments.

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Funds may have tax consequences for shareholders different from those of a direct investment in the Funds' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Funds in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states exempt from personal income tax distributions by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.

This discussion of the tax treatment of the Funds and their shareholders is based on the tax laws in effect as of the date of this Statement of Additional Information, which are subject to change either prospectively or retroactively.

                        ORGANIZATION AND CAPITALIZATION


The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, under a Declaration of Trust dated January 28, 1997 on April 30, 1997.

The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allo cated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Statement of Addition al Information, the Trustees have authorized the issuance of up to four classes of shares of each of the Funds: FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares.

Each FST Share, FST Administration Share, FST Service Share and FST Preferred Share of a Fund represents a proportionate interest in the assets belonging to such Fund. It is contemplated that most shares will be held in the accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's investors. FST Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its custom ers, including maintenance of account records and processing orders to purchase, redeem and exchange FST Administration Shares. FST Administration Shares of a Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such Shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares. FST Preferred Shares of a Fund bear the cost of preferred administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares. FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including mainte nance of account records, processing orders to purchase, redeem and exchange FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. FST Service Shares of a Fund bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such shares.

It is possible that an institution or its affiliates may offer different classes of shares (i.e., FST Shares, FST Administration

Shares, FST Service Shares or FST Preferred Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. In the event a Fund is distributed by sales persons or any other persons, they may receive different compensation with respect to different classes of shares of a Fund. FST Administration Shares, FST Preferred Shares and FST Service Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another Fund. Except as described above, the four classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transfer able and have no preemptive subscription or conversion rights.

  As of the date of this Statement of Additional Information, no shares of Municipal Fund and Plus Fund were outstanding.

As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Prime Obligations Fund: Commerce Bank of Kansas City, PO Box 248, Kansas City, MO 64141 (12.02%), Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (7.38%) and University of Texas Systems, 201 W. 7th Street, Austin, TX (11.58%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Money Market Fund: Loral Corporation, 600 Third Avenue, New York, NY 10016 (9.13%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601-3203(7.87%) and Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (6.50%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Obligations
Fund: Commerce Bank of Kansas City, NA, PO Box 248, Kansas City, MO 64141 (11.34%), Associated Bank, P.O. Box 1007, Neehah, WI (7.98%), Amalgamated Bank of Chicago, One West Monroe Street, Chicago, IL 60603 (6.31%), and Fulton Bank, P.O. Box 3215, Lancaster, PA 17604 (5.52%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Government Fund: Chicago Trust Company, 171 N. Clark St., Chicago, IL 60601 (21.46%), Mellon Bank, Three Mellon Bank Center, Pittsburgh, PA 15258 (5.64%) and Texas State Treasury, P.O. Box 12608, Austin, TX 78711 (10.35%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Tax-Free Fund: Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (10.48%), Hilliard Lyons Trust Co., P.O. Box 32760,

Louisville, KY 40232 (6.22%), Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (16.78%) and Summit Bank, P.O. Box 821, Hackensack, NJ 07602 (8.73%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Federal Fund: Burlington Bank & Trust, MATCO, P.O. Box 728, Burlington, IA 52601 (5.48%), Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702 (9.75%), Commerce Bank NA, LENEXA, P.O. Box 419248, Kansas City, MO 64141 (5.64%), Commerce Bank of Kansas City, P.O. Box 419248, BB4-1, Kansas City, MO 64141 (19.69%), First National Bank of Southwestern Ohio, P.O. Box 476, Hamilton, OH 45012 (16.40%), Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (14.13%), United National Bank-NJ, Hubbell & Co., 202 Park Avenue, Plainfield, NJ 07060 (6.28%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Instruments Fund: Central Bank & Trust Co., CEBANTCO, P.O. Box 1360, Lexington, KY 40590 (10.48%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601 (5.06%), Harris Trust & Savings Bank, 200 W. Monroe Street, Fl. 12, Chicago, IL 60606 (40.64%), Northern Capital Trust of Fargo, P.O. Box 829, Fargo, ND 58102 (16.70%), William Harris Investors, Inc., 2 N. LaSalle Street, Ste. 400, Chicago, IL 60602 (22.01%).

  Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

  The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Delaware law, the shareholders of the Funds are not gener ally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

In addition to the requirements under the Declaration of Trust, the Trust provides that shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstand ing shares of the Fund, or 10% of the outstanding shares of the class to which such action relates, shall join in the request of the Trustees to commence such action; and (b) the Trustees may be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merit of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Funds' assets and, in that capacity, maintains the accounting records and calculates the daily net asset value per share of each Fund. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Funds.


                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accounts, One International Place, 100 Oliver Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares each Fund's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                              FINANCIAL STATEMENTS

The Financial Statements of the Funds then in existence and conducting investment operations, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets, the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the December 31, 1996 Annual Report to the shareholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

                         PREFERRED ADMINISTRATION PLAN

     The Trust, on behalf of the Funds, has adopted a preferred administration plan (the "Plan") with respect to the FST Preferred Shares which authorizes the Funds to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of each Fund, will enter into agreements with Service Organizations which purchase FST Preferred Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns FST Preferred Shares,
(c) process customer orders to purchase, redeem and exchange FST Preferred Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, each Fund, will pay each Service Organization a service fee in an amount up to .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of the Fund attributable to or held in the name of such Service Organization.

     For the fiscal year ended December 31, 1996 the amount of preferred administration fees paid by each Fund to Service Organizations was as follows:


                             Dec. 1996
                             ---------
Prime Obligations Fund         $42,963
Money Market Fund                2,874
Treasury Obligations Fund       15,097
Government Fund                    395
Tax Free Fund                   13,155

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Preferred Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Preferred Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 23, 1997. The Plan and Service Agreements will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the FST Preferred Shareholders of the Funds, and all material amendments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding FST Preferred Shares of the Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding FST Preferred Shares of the Funds on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Funds and holders of FST Preferred Shares of the Funds. In the Board of Trustees' quar-terly review of the Plan and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

================================================================================
Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

Goldman Sachs
Money Market Trust
Financial Square
Funds

-------------------------------------------------------------------

Annual Report
December 31, 1996

Prime Obligations Fund
Money Market Fund
Treasury Obligations Fund
Government Fund
Tax-Free Money Market Fund

-------------
Goldman
Sachs
-------------

--------------------------------------------------------------------------------
================================================================================

================================================================================
================================================================================

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Money Market Trust/Financial Square Funds in 1996. It was another strong year for the Funds, during which all of the portfolios outperformed their respective IBC Financial Data, Inc. averages during the period. Assets in the Financial Square Funds totaled $12.2 billion as of December 31, 1996, up 34% from last year.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation.

     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

                        Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                             [PLOT POINTS TO COME]

Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the Funds' weighted average maturities and structures were equally important to our strategy.

     During the second and third quarters of 1996, we extended the Financial Square Funds' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Funds closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for Financial Square Funds Institutional Shares* as of 12/31/96



---------------------------------------------------------------------
                                                        Weighted
                    SEC 7-Day   SEC 7-Day    30-Day      Average
 Financial Square    Current    Effective    Average    Maturity
       Funds          Yield       Yield       Yield      (days)
=====================================================================
 Prime
   Obligations        5.34%       5.48%       5.31%        41
--------------------------------------------------------------------
 Money Market         5.38%       5.54%       5.34%        37
--------------------------------------------------------------------
 Treasury
   Obligations        5.43%       5.56%       5.29%        33
--------------------------------------------------------------------
 Government           5.36%       5.52%       5.30%        36
--------------------------------------------------------------------
 Tax-Free
   Money Market       3.74%       3.81%       3.42%        34
--------------------------------------------------------------------

* Financial Square Funds offer four separate classes of shares (Institutional, Preferred, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle shareholders to different services. The Preferred, Administration and Service shares offer financial institutions the opportunity to receive a fee for providing administrative support services. The Preferred shares pay 0.10%, Administration shares pay 0.25%, and the Service shares pay 0.50%. More complete information, including management fees and expenses, is included in the Funds' prospectus or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy Economy and a Strong Market
     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.
      The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.
     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.
     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.
     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Credit Picture Abroad:  Europe Improved, While Asia Was Generally Stable
     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks.
     In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.
     In 1996, we continued to apply conservative credit standards to our money market Funds. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments.

Outlook and Strategies for 1997
     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.
     Consequently, the Financial Square Funds will continue to be managed with short-to-neutral average life targets and short, laddered structures to prepare for the probability of higher rates ahead.

Extended Trading Hours Improve Service Further
     To meet the needs of many institutional investors who receive inflows of cash late in the day, we extended the trading hours for both purchases and redemptions in the Financial Square Treasury Obligations Fund until 5:00 p.m. EST. (The Financial Square Government Fund also provides late-day service.) We have found many of our clients enjoy the added flexibility of late-day trading and are increasing their use of this beneficial service.
     In closing, we thank you for your support and for making 1996 a successful year for the Financial Square Funds. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
---------------------

Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund

December 31, 1996



-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations--53.0%
Bank Holding Companies
BankAmerica Corp.
$150,000,000          5.27%          03/21/97         $ 148,265,292
Chase Manhattan Corp.
 100,000,000          5.28           03/14/97            98,944,000
JP Morgan & Co., Inc.
  25,000,000          5.73           05/30/97            24,407,104
NationsBank Corp.
  50,000,000          5.40           05/09/97            49,040,000
Business Credit Institutions
General Electric Capital Corp.
  50,000,000          5.30           03/26/97            49,381,667
 100,000,000          5.44           04/03/97            98,609,778
JC Penney Funding Corp.
  50,000,000          5.31           01/31/97            49,778,750
Commercial Banks
CP Trust Certificates Series 1996
  85,000,000          5.68/(a)/      03/28/97            85,000,000
Financial Services
National Rural Utilities Cooperative
  34,250,000          5.30           02/11/97            34,043,263
  62,000,000          5.28           02/21/97            61,536,240
Life Insurance
Commonwealth Life Insurance Co.
  20,000,000          5.64/(b)/      05/08/97            20,000,000
Pacific Mutual Life Insurance Co.
  50,000,000          5.52/(b)/      02/28/97            50,000,000
Prudential Funding Corp.
  50,000,000          6.50           01/02/97            49,990,972
  50,000,000          5.43           02/28/97            49,562,583
Motor Vehicles and Equipment
Ford Motor Credit Co.
 150,000,000          5.31           02/04/97           149,247,750
Personal Credit Institutions
Associates Corp. of North America
  50,000,000          6.30           01/02/97            49,991,250
  50,000,000          5.32           01/30/97            49,785,722
  50,000,000          5.32           01/31/97            49,778,333
Household Finance Corp.
  50,000,000          5.32           03/12/97            49,482,778
Transamerica Finance Corp.
  10,000,000          5.52           01/28/97             9,958,600
  50,000,000          5.43           02/28/97            49,562,584
  21,000,000          5.29           03/13/97            20,780,906
  31,308,000          5.29           03/14/97            30,976,761
USAA Capital Corp.
  30,000,000          5.34           04/07/97            29,572,800
Receivable/Asset Financings
Beta Finance Inc.
  16,000,000          5.58           01/27/97            15,935,520
  24,000,000          5.58           02/03/97            23,877,240
  15,000,000          5.50           02/04/97            14,922,083
  19,000,000          5.35           04/07/97            18,728,933
  25,000,000          6.11           06/17/97            25,000,000
Delaware Funding Corp.
  30,832,000          5.29           02/20/97            30,605,470
Enterprise Funding Corp.
  50,000,000          5.33           01/23/97            49,837,139
International Lease Finance Corp.
  60,000,000          5.30           03/17/97            59,337,500
  20,000,000          5.29           03/24/97            19,759,011
New Center Asset Trust
  25,000,000          5.52           01/28/97            24,896,500
  25,000,000          5.37           04/04/97            24,653,188
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 100,000,000          5.30           02/13/97            99,366,945
  50,000,000          5.30           02/18/97            49,646,667
C.S. First Boston, Inc.
  60,000,000          5.33           01/22/97            59,813,450
Merrill Lynch & Co., Inc.
  50,000,000          5.35           02/11/97            49,695,347
  25,000,000          5.45           02/19/97            24,814,549
  75,000,000          5.33           02/26/97            74,378,167
Morgan Stanley Group, Inc.
  40,000,000          5.59           01/28/97            39,832,300
  50,000,000          5.41           02/03/97            49,752,042
  20,000,000          5.32           02/06/97            19,893,600
  40,000,000          5.53           06/27/97            40,000,000

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund  (continued)
December 31, 1996


-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations (continued)
Telecommunications
Ameritech Corp.
$ 70,000,000          5.34%          04/07/97        $   69,003,200
Tobacco
Philip Morris Co.
  70,000,000          6.50           01/02/97            69,987,361
-------------------------------------------------------------------
Total Commercial Paper and Corporate
  Obligations                                        $2,311,433,345
-------------------------------------------------------------------
Bank Notes--15.6%
Dakota Certificates of Standard Credit Card Master Trust
$ 50,000,000          5.33%(b)       02/07/97        $   49,726,097
FCC National Bank
  40,000,000          5.70           05/22/97            39,953,925
  75,000,000          6.00           06/02/97            75,003,030
First Bank FSB
  50,000,000          5.62(b)        02/11/97            50,000,000
  20,000,000          5.61(b)        04/11/97            19,998,937
First National Bank of Maryland
  20,000,000          5.60(b)        09/30/97            19,994,187
Harris Trust & Savings Bank
  16,500,000          6.04           06/17/97            16,520,097
Household Bank FSB
  50,000,000          5.63(b)        09/23/97            49,997,602
Huntington National Bank
  35,000,000          6.05           06/13/97            35,042,420
PNC Bank, N.A.
  58,500,000          5.58(b)        04/01/97            58,488,742
 100,000,000          5.40(b)        10/01/97            99,941,219
Society National Bank of Cleveland
 100,000,000          5.58           05/14/97            99,961,237
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97            40,000,000
Southtrust Bank of Alabama, N.A.
  25,000,000          5.54(b)        05/15/97            24,995,313
-------------------------------------------------------------------
Total Bank Notes                                     $  679,622,806
-------------------------------------------------------------------
U.S. Government Agency Obligations--7.1%
Federal Farm Credit Bank
  32,000,000          5.39           02/24/97            31,741,280
Federal Home Loan Mortgage Corp.
  50,000,000          5.40           02/24/97            49,595,000
Federal National Mortgage Association
$200,000,000          5.36%          03/04/97        $  198,153,778
  30,000,000          5.35           03/17/97            29,665,625
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  309,155,683
-------------------------------------------------------------------
Certificates of Deposit--6.9%
Chase Manhattan Corp.
$ 25,000,000          5.75%          02/03/97        $   25,000,000
  25,000,000          5.42           03/12/97            25,000,000
Mellon Bank, N.A.
  50,000,000          5.35           02/19/97            50,000,000
 100,000,000          5.50           04/07/97           100,000,000
Morgan Guaranty Trust Co.
  50,000,000          5.65           02/03/97            50,000,445
Union Bank of California
  50,000,000          5.58           02/28/97            50,000,000
-------------------------------------------------------------------
Total Certificates of Deposit                        $  300,000,445
-------------------------------------------------------------------
Repurchase Agreements--17.7%
C.S. First Boston Corp., dated 12/31/96, repurchase price
   $302,790,000 (FNMA: $308,478,596, 6.00%-6.18%, 02/01/09-04/01/34)
$300,000,000          5.40%          03/03/97        $  300,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $102,538,618, 5.47%, 12/30/97)
 100,000,000          6.50           01/02/97           100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $75,641,250 (FNMA: $78,669,875, 7.50%, 04/01/26)
  75,000,000          5.40           02/26/97            75,000,000
Joint Repurchase Agreement Account
 297,900,000          6.58           01/02/97           297,900,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  772,900,000
-------------------------------------------------------------------
Total Investments                                    $4,373,112,279/(c)/
===================================================================

/(a)/Variable rate security - base index is either U.S. Treasury
     Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
/(b)/Variable rate master note-base index is Federal Funds. /(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices. The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Money Market Fund
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Commercial Paper and Corporate Obligations--45.7%
Commercial Banks

CP Trust Certificates Series 1996
$ 60,000,000          5.68%\(a)\     03/28/97         $   60,000,000

Computer Software and Services

First Data Corp.
  20,000,000          5.40           02/19/97             19,853,000

Siemens Capital Corp.
  25,000,000          5.32           02/13/97             24,841,139

Foreign Banks

ABN Amro N.A.
  50,000,000          5.45           02/28/97             49,560,972
Banca Crt Financial Corp.
  15,000,000          5.35           01/31/97             14,933,125
  22,945,000          5.42           04/01/97             22,634,095
  20,000,000          5.47           04/03/97             19,720,422
  13,000,000          5.42           04/08/97             12,810,149
BBL North America
 125,000,000          6.90           01/02/97            124,976,042
Bex America, Inc.
  36,000,000          5.36           01/21/97             35,892,900
Generale Bank
  70,000,000          5.35           04/10/97             68,970,125
Nordbanken, N.A.
  42,559,000          6.50           01/10/97             42,489,842
Royal Bank of Canada
 100,000,000          6.50           01/02/97             99,981,944
San Paolo U.S. Finance Corp.
  25,000,000          5.36           01/31/97             24,888,333
Swedbank, Inc.
 100,000,000          5.47           02/04/97             99,483,389
Unifunding, Inc.
  60,000,000          5.45           01/29/97             59,745,667
  50,000,000          5.36           04/07/97             49,285,333

Life Insurance
Sunamerica Life Insurance Co.
  50,000,000          5.50\(b)\      09/02/97             50,000,000

Mortgage Brokers

Countrywide Funding Corp.
  28,700,000          5.35           01/23/97             28,606,167
  27,000,000          5.35           01/28/97             26,891,663
Countrywide Home Loans
  50,000,000          6.65           01/02/97             49,990,764

Motor Vehicles and Equipment

Daimler Benz Corp., N.A.
  16,312,000          5.57%          01/14/97             16,279,190
  30,000,000          5.60           01/16/97             29,930,000
  10,000,000          5.35           03/25/97              9,876,653
  55,000,000          5.35           03/26/97             54,313,417
General Motors Acceptance Corp.
  20,000,000          5.57           02/04/97             19,894,789
  50,000,000          5.47           04/07/97             49,270,667

Security and Commodity Brokers, Dealers and Services
Merrill Lynch & Co., Inc.
  25,000,000          5.35           02/11/97             24,847,674
  25,000,000          5.45           02/19/97             24,814,549
  50,000,000          5.33           02/26/97             49,585,444
Morgan Stanley Group, Inc.
  22,900,000          5.53\(a)\      06/27/97             22,900,000
Nomura Holdings
  15,000,000          5.39           01/28/97             14,939,363
  50,000,000          5.39           01/30/97             49,782,903
--------------------------------------------------------------------
Total Commercial Paper and Corporate
Obligations                                           $1,351,989,720
--------------------------------------------------------------------
Bank Notes--15.1%

Dakota Certificates of Standard Credit Card Master Trust
$ 25,000,000          5.33%\(b)\     02/07/97         $  24,863,049
FCC National Bank
  25,000,000          5.70           05/22/97            24,971,203
  50,000,000          6.00           06/02/97            50,002,020
First Bank FSB
  75,000,000          5.61\(b)\      04/11/97            74,996,012
First National Bank of Maryland
  30,000,000          5.61\(b)\      09/26/97            29,991,409
  25,000,000          5.60\(b)\      09/30/97            24,992,734
Household Bank FSB
  25,000,000          5.63\(b)\      09/23/97            24,998,185
Huntington National Bank
  10,000,000          6.05           06/13/97             9,996,458

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Money Market Fund (continued)
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Bank Notes (continued)
PNC Bank, N.A.
$ 42,000,000          5.46%(b)       09/03/97         $   41,977,353
  50,000,000          5.40(b)        10/01/97             49,970,608
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97             40,000,000
Southtrust Bank of Alabama, N.A.
  50,000,000          5.45(b)        07/11/97             49,983,901
--------------------------------------------------------------------
Total Bank Notes                                      $  446,742,932
--------------------------------------------------------------------
Certificates of Deposit--1.2%

Chase Manhattan Corp.
$ 35,000,000          5.75%          02/03/97         $   35,000,000
--------------------------------------------------------------------
Total Certificates of Deposit                         $   35,000,000
--------------------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%

Norinchukin Bank, London
$125,000,000          5.49%          03/18/97         $  125,002,592
Sanwa Bank Ltd., London
 100,000,000          5.46           03/21/97            100,001,079
--------------------------------------------------------------------
Total Certificates of Deposit - Foreign Eurodollar    $  225,003,671
--------------------------------------------------------------------
Certificates of Deposit - Yankeedollar--12.3%

Fuji Bank, Chicago
$100,000,000          5.52%          01/17/97         $  100,000,441
Industrial Bank of Japan, New York
 100,000,000          5.46           03/19/97            100,001,051
Landesbank Hessen Thuer Gir, New York
  50,000,000          6.03           06/13/97             50,060,885
Sumitomo Bank, Los Angeles
  75,000,000          5.52           02/28/97             74,994,514
Westpac Banking Corp., New York
  40,000,000          5.97           06/06/97             40,027,198
--------------------------------------------------------------------
Total Certificates of Deposit - Yankeedollar          $  365,084,089
--------------------------------------------------------------------
Time Deposit--2.9%

Bank of Tokyo, Mitsubishi Bank Ltd., London
$ 85,000,000          5.50%          05/16/97         $   85,000,000
--------------------------------------------------------------------
Total Time Deposit                                    $   85,000,000
--------------------------------------------------------------------
Repurchase Agreements--15.4%

JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $69,839,000, 5.47%, 12/30/97; FHLMC:
   $32,517,875, 7.26%, 09/17/01)
$100,000,000          6.50%          01/02/97         $  100,000,000
SBC Government Securities, Inc., dated 12/31/96, repurchase price
   $150,052,083 (FNMA Stripped Securities: $149,437,500, 01/23/97;
   FNMA: $3,650,246, 6.50%, 08/15/97)
 150,000,000          6.25           01/02/97            150,000,000
Joint Repurchase Agreement Account
 205,200,000          6.58           01/02/97            205,200,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $  455,200,000
--------------------------------------------------------------------
Total Investments                                     $2,964,020,412(c)
================================================================================

(a) Variable rate security - base index is either U.S. Treasury Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
(b) Variable rate master note-base index is Federal Funds.
(c) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.



--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Obligations Fund
December 31, 1996


--------------------------------------------------------------------
Principal              Interest      Maturity            Amortized
 Amount                  Rate          Date                 Cost
=====================================================================
U.S. Treasury Obligations--8.5%

United States Treasury Notes

$ 100,000,000           5.63%        06/30/97         $   99,831,980
   30,000,000           6.00         09/02/97             29,991,342
   92,500,000           5.38         12/01/97             92,370,356
   40,000,000           5.25         12/31/97             39,901,534
--------------------------------------------------------------------
Total U.S. Treasury Obligations                       $  262,095,212
====================================================================
Repurchase Agreements--91.9%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $125,046,875 (U.S. Treasury Notes: $127,384,047, 5.75%-5.88%,
   10/31/98-12/31/98)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $101,332,500 (U.S. Treasury Note: $102,491,792, 5.50%,
   11/15/98)
  100,000,000           5.33         03/13/97            100,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase price
   $125,046,528 (U.S. Treasury Bond: $71,136,658, 8.50%,
   02/15/20; U.S. Treasury Note: $56,365,266, 7.25%, 08/15/04)
  125,000,000           6.70         01/02/97            125,000,000

Daiwa Securities, dated 12/31/96, repurchase price $125,047,917
   (U.S. Treasury Bill: $127,500,528, 11/13/97)
  125,000,000           6.90         01/02/97            125,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Bill: $127,500,296, 12/11/97)
  125,000,000           6.60         01/02/97            125,000,000

JP Morgan Securities, dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Notes: $127,371,815, 6.88%-7.75%,
   12/31/99-11/15/01)
  125,000,000           6.60         01/02/97            125,000,000

Lehman Government Securities, Inc., dated 12/31/96, repurchase price $125,049,306 (U.S. Treasury Stripped Securities:
   $127,500,543, 02/15/97-11/15/03)
  125,000,000           7.10         01/02/97            125,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $125,044,792 (U.S. Treasury Bills:
   $70,594,041, 01/09/97-01/30/97; U.S. Treasury Stripped
   Securities: $14,626,460, 08/15/98-11/15/99; U.S. Treasury
   Notes: $42,283,899, 7.50%-9.25%, 05/15/97-11/15/01)
  125,000,000           6.45         01/02/97            125,000,000

Nomura Securities International, Inc., dated 12/12/96, repurchase price $101,335,000 ( U.S. Treasury Bill: $9,629,890, 09/18/97;
   U.S. Treasury Notes: $92,371,056, 5.00%-8.13%, 05/31/97-05/31/01)
  100,000,000           5.34         03/12/97            100,000,000

Repurchase Agreements  (continued)

Sanwa Securities, dated 12/31/96, repurchase price $125,046,875
   (U.S. Treasury Notes: $85,107,798, 4.75%-5.25%,
   08/31/98-04/30/01; U.S. Treasury Bill: $40,971,000, 10/16/97)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

Smith Barney, Inc., dated 12/11/96, repurchase price $101,335,000
   (U.S. Treasury Bill: $1,475,971, 03/13/97; U.S. Treasury
   Stripped Security: $ 15,052,048, 02/15/98; U.S. Treasury
   Notes: $85,472,470, 4.75%-7.88%, 02/15/97-04/15/98)
  100,000,000           5.34         03/11/97            100,000,000

UBS Securities, Inc., dated 12/31/96, repurchase price
   $125,047,743 (U.S. Treasury Notes: $127,294,387, 6.13%-7.75%,
   05/31/97-11/15/01)
  125,000,000           6.88         01/02/97            125,000,000

Joint Repurchase Agreement Account
1,419,100,000           6.58         01/02/97          1,419,100,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $2,844,100,000
====================================================================
Total Investments                                     $3,106,195,212/(a)/
====================================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflects the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Government Fund
December 31, 1996

-------------------------------------------------------------------
 Principal            Interest       Maturity            Amortized
  Amount               Rate            Date                 Cost
===================================================================
U.S. Government Agency Obligations--44.7%

Federal Home Loan Bank
$ 35,000,000          5.40%(a)       04/04/97        $   34,991,708
  15,000,000          5.45           11/12/97            14,986,333
  20,000,000          5.42           12/02/97            19,973,237
  50,000,000          5.50(a)        12/26/97            49,959,182

Federal National Mortgage Association
  72,000,000          5.35           01/21/97            71,786,000
  25,000,000          5.35           01/24/97            24,914,549
  20,000,000          5.27(a)        04/04/97            19,985,729
  75,000,000          4.75(a)        04/21/97            74,974,867
 100,000,000          5.43(a)        09/12/97            99,940,710
  50,000,000          5.41(a)        09/29/97            49,981,540
  12,500,000          5.53           10/29/97            12,495,125
  75,000,000          5.40(a)        12/03/97            74,952,900
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  548,941,880
-------------------------------------------------------------------
U.S. Treasury Obligations--6.5%

United States Treasury Notes
$ 50,000,000          5.63%          06/30/97        $   49,915,080
  30,000,000          6.00           09/02/97            29,990,027
-------------------------------------------------------------------
Total U.S. Treasury Obligations                      $   79,905,107
-------------------------------------------------------------------
Repurchase Agreements--49.0%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $50,018,889 (FNMA: $51,422,558, 7.00%, 12/01/11-04/01/24)
$ 50,000,000          6.80%          01/02/97        $   50,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase price
   $50,671,875 (FHLMC: $52,596,865, 7.00%, 11/01/26)
  50,000,000          5.38           03/11/97            50,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $50,671,875 (FNMA: $51,607,046, 6.12%, 10/01/32)
  50,000,000          5.38           03/11/97            50,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase price
   $50,671,875 (FNMA: $52,512,714, 7.50%, 06/01/26)
  50,000,000          5.38           03/12/97            50,000,000

Nomura Securities International, Inc., dated 12/31/96, repurchase price $50,020,833 (FNMA: $34,860,373, 6.50%, 07/01/24; FHLMC:
   $16,396,948, 7.00%-8.00%, 12/01/22-12/01/26)
  50,000,000          7.50           01/02/97            50,000,000

Joint Repurchase Agreement Account
 351,600,000          6.58           01/02/97           351,600,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  601,600,000
-------------------------------------------------------------------
Total Investments                                    $1,230,446,987/(b)/
===================================================================

/(a)/Variable rate security-base index is either Federal Funds, Prime lending rate or one month LIBOR.

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Alabama--4.8%
Columbia IDB PCRB for Alabama Power Co. Series 1995 (A-1/VMIG1)
$ 1,500,000          5.00%            01/01/97          $ 1,500,000
Jefferson County MF Hsg. Refunding RB for Hickory Knolls Project
   Series 1994  (Amsouth Bank LOC)(P-1)
  4,040,000          4.25             01/07/97            4,040,000
Jefferson County Sewer Revenue Warrants Series 1995 A (Bayerische
   Landesbank Girozentrale LOC)(A-1+/VMIG1)
 18,200,000          4.25             01/07/97           18,200,000
Parrish IDB PCRB for Alabama Power Co. Series 1994 A(A-1+/VMIG1)
  2,150,000          5.00             01/01/97            2,150,000
-------------------------------------------------------------------
                                                        $25,890,000
-------------------------------------------------------------------
Arizona--1.4%
Maricopa County PCRB for Southern California Edison Co.
   Series 1985 C(A-1/P-1)
$ 6,450,000          3.60%            03/12/97          $ 6,450,000
Phoenix IDA MF Hsg. VRDN for Del Mar Terrace Apartments (Bank of
   America LOC)(MIG1)
  1,300,000          4.15             01/07/97            1,300,000
-------------------------------------------------------------------
                                                        $ 7,750,000
-------------------------------------------------------------------
Arkansas--0.8%
Crossett City PCRB for Georgia Pacific Corp. Series 1991(Suntrust
   Bank LOC)(A-1/P-1)
$ 4,500,000          4.15%            01/07/97          $ 4,500,000
-------------------------------------------------------------------
California--5.0%
California RANS Index Series 1996-97 B(SP-1+/MIG1)
$16,000,000          3.47%            01/31/97          $16,000,000
California RANS VRDN Series 1996-97(SP-1+/VMIG1)
  4,300,000          4.00             01/07/97            4,300,000
California School Cash Reserve Program Authority Series 1996
   (MBIA)(MIG1)
  4,500,000          4.50             12/19/97            4,537,690
Los Angeles County TRANS Series 1996-97 A(Credit Suisse/Morgan
   Guaranty/Westdeutsche Landesbank Girozentrale/Bank of America/ Union Bank of Switzerland LOC)(SP-1/MIG1)
  2,080,000          4.50             01/07/97            2,087,107
-------------------------------------------------------------------
                                                        $26,924,797
-------------------------------------------------------------------
Colorado--1.0%
Colorado Health Facilities Authority Series 1992 C(A-1+/VMIG1)
$ 5,500,000          4.15%            01/07/97          $ 5,500,000
-------------------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES Series 1988 C (Bayerische
   Landesbank Girozentrale LOC)(A-1/VMIG1)
$ 6,100,000          4.10%            01/07/97          $ 6,100,000
-------------------------------------------------------------------
Florida--4.6%
Dade County Water & Sewer RB Series 1994 (FGIC)(A-1/VMIG1)
$ 3,700,000          4.00%            01/07/97          $ 3,700,000
Florida Local Government Pooled CP Notes (First Union National
   Bank of Florida LOC)(A-1/P-1)
 11,617,735          3.70             01/30/97           11,617,735
Jacksonville PCRB for Florida Power & Light Co. Series 1995
   (A-1+/VMIG1)
    600,000          5.25             01/01/97              600,000
Putnam County Development Authority for Seminole Electric Series
   1984 H VRDN (CFC)(A-1+/P-1)
  9,100,000          4.15             01/07/97            9,100,000
-------------------------------------------------------------------
                                                        $25,017,735
-------------------------------------------------------------------
Georgia--6.8%
Bartow County PCRB for Georgia Power Co. Series 1996(VMIG1)
$ 5,800,000          5.25%            01/01/97          $ 5,800,000
Burke County PCRB for Georgia Power Co. Second Series 1995
   (A-1/VMIG1)
    800,000          5.00             01/01/97              800,000
Burke County PCRB for Georgia Power Co. Series 1994(VMIG1)
  3,800,000          5.00             01/01/97            3,800,000
Burke County PCRB for Georgia Power Co. Series 1995(A+/VMIG1)
  3,400,000          5.00             01/01/97            3,400,000
  6,300,000          5.25             01/01/97            6,300,000
Floyd County PCRB for Georgia Power Co. Series 1996(A-1/VMIG1)
  3,000,000          5.00             01/01/97            3,000,000
Monroe County Development Authority for Georgia Power Scherer
   Project Series 1995(A-1/VMIG1)
  3,300,000          5.00             01/01/97            3,300,000
Municipal Electric Authority of Georgia Subordinate General
   Resolution Series 1985 B(Credit Suisse/Morgan Guaranty/Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  4,575,000          3.55             03/06/97            4,575,000
  6,000,000          3.55             04/10/97            6,000,000
-------------------------------------------------------------------
                                                        $36,975,000
-------------------------------------------------------------------
Hawaii--0.7%
Hawaii Housing Finance and Development Authority MF Hsg.VRDN
   Series 1985 A(FHLB LOC)(A-1+)
$ 4,000,000          3.00%            01/07/97          $ 4,000,000
-------------------------------------------------------------------
-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Illinois--8.3%
Illinois Health Facilities Authority VRDN for Elmhurst Memorial
   Hospital Series 1993 B(VMIG1)
$ 8,900,000          5.30%            01/01/97          $ 8,900,000
Illinois Health Facilities Authority VRDN for Evangelical
   Hospitals Corp. Series 1985 A (First National Bank of Chicago
   LOC)(VMIG1)
  2,600,000          4.10             01/07/97            2,600,000
Illinois Health Facilities Authority VRDN for Healthcorp
   Affiliates Projects Series 1985 A (Northern Trust Company
   LOC)(VMIG1)
  2,700,000          4.15             01/07/97            2,700,000
Illinois Health Facilities Authority VRDN RB for Northwest
   Community Hospital Series 1995 (A-1+/VMIG1)
  5,000,000          4.20             01/01/97            5,000,000
Illinois Health Facilities Authority VRDN for Resurrection
   Healthcare(VMIG1)
  6,000,000          5.00             01/01/97            6,000,000
Illinois Health Facilities Authority VRDN Series 1985 C and D
   Revolving Fund Pooled Finance Program (First National Bank of Chicago LOC)(A-1/VMIG1)
 16,700,000          4.15             01/07/97           16,700,000
Sauget PCRB VRDN for Monsanto Series 1992(P-1)
  1,000,000          4.20             01/07/97            1,000,000
Sauget PCRB VRDN for Monsanto Series 1993(P-1)
  1,900,000          4.20             01/07/97            1,900,000
-------------------------------------------------------------------
                                                        $44,800,000
-------------------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN for Parkview Memorial Hospital
   Series 1985 B (Bank of America LOC)(VMIG1)
$ 8,100,000          4.15%            01/07/97          $ 8,100,000
Indiana Hospital Equipment Financing Authority VRDN Series 1985 A
   (MBIA)(A-1/VMIG1)
  2,500,000          4.20             01/07/97            2,500,000
Jasper County PCRB for Nipsco Series 1994 A and C(A-1+/VMIG1)
  9,300,000          5.10             01/01/97            9,300,000
Warrick County PCRB for Aluminum Company of America Series
   1992(A-1)
  7,475,000          4.15%            01/07/97            7,475,000
-------------------------------------------------------------------
                                                        $27,375,000
-------------------------------------------------------------------
Iowa--2.0%
Chillicothe PCRB for Midwest Power Systems Series 1993 A
   (A-1/VMIG1)
$ 3,700,000          4.15%            01/07/97          $ 3,700,000
Muscatine County VRDN for Monsanto Corp. Series 1992(P-1)
  7,200,000          4.20             01/07/97            7,200,000
-------------------------------------------------------------------
                                                        $10,900,000
-------------------------------------------------------------------
Kentucky--0.6%
Calvert PCRB for Air Products and Chemicals, Inc. Project Series
   1993 A(A-1)
$ 3,000,000          4.20%            01/07/97          $ 3,000,000
-------------------------------------------------------------------
Maryland--2.1%
Anne Arundel County RB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
$ 1,000,000          3.65%            03/10/97          $ 1,000,000
  5,380,000          3.60             03/13/97            5,380,000
Baltimore County PCRB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
  5,000,000          3.70             01/15/97            5,000,000
-------------------------------------------------------------------
                                                        $11,380,000
-------------------------------------------------------------------
Massachusetts--0.7%
Massachusetts Bay Transportation Authority Series 1996 A Notes
   (SP-1/MIG2)
$ 4,000,000          3.75%            02/28/97          $ 4,002,951
-------------------------------------------------------------------
Michigan--1.0%
Michigan Job Development Authority VRDN for Mazda Motor
   Manufacturing Series 1985 (Sumitomo Bank)(VMIG1)
$ 1,400,000          4.25%            01/07/97          $ 1,400,000
Michigan State Strategic Fund Ltd. RB for Dow Chemical Series 1994
   (A-1/P-1)
  4,200,000          5.10             01/01/97            4,200,000
-------------------------------------------------------------------
                                                        $ 5,600,000
-------------------------------------------------------------------
Minnesota--1.9%
Minnesota State Higher Education Facility VRDN for Carleton
   College Series 3-L2(VMIG1)
$ 6,000,000          4.11%            01/07/97          $ 6,000,000
Port Authority of St. Paul VRDN for Weyerhauser Project Series 1993
   (A-1)
  4,000,000          4.21             01/07/97            4,000,000
-------------------------------------------------------------------
                                                        $10,000,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Mississippi--0.6%
Grenada County Refunding RB VRDN for Georgia Pacific Corp. Series
   1994 (Sumitomo Bank LOC)(A1/P-1)
$ 1,000,000          4.30%            01/07/97          $ 1,000,000
Jackson County PCRB for Chevron USA, Inc. Series 1992(VMIG1)
  2,000,000          5.00             01/01/97            2,000,000
-------------------------------------------------------------------
                                                        $ 3,000,000
-------------------------------------------------------------------
Missouri--1.1%
Missouri Health & Educational Facility Authority VRDN for SSM
   Health Care Series 1995 B (MBIA)(AAA)
$ 4,500,000          4.10%            01/07/97          $ 4,500,000
Missouri State Environmental Improvement & Energy Resources
   Authority VRDN for Monsanto Corp. Series 1993(P-1)
  1,500,000          4.20             01/07/97            1,500,000
-------------------------------------------------------------------
                                                        $ 6,000,000
-------------------------------------------------------------------
New Jersey--3.1%
State of New Jersey TRANS Series 1997 A(A-1+/P-1)
$17,000,000          3.50%            03/11/97          $17,000,000
-------------------------------------------------------------------
New Mexico--0.9%
Albuquerque RB for Sisters of Charity Series 1992(A-1+/VMIG1)
$ 5,000,000          4.15%            01/07/97          $ 5,000,000
-------------------------------------------------------------------
New York--9.5%
Great Neck North Water Authority Water System RB Series 1993 A
   (FGIC)(A-1+/VMIG1)
$ 3,400,000          4.00%            01/07/97          $ 3,400,000
New York City GO Series 1994 B (Morgan Guaranty LOC)(A-1/VMIG1)
  2,800,000          4.50             01/01/97            2,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 26,000,000          4.50             04/15/97           26,060,135
New York City Municipal Water Finance Authority CP Notes Series 3
   (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  7,500,000          3.50             03/11/97            7,500,000
New York City Municipal Water Finance Authority RB Series 1995 A
   (FGIC)(A-1+/VMIG1)
  2,900,000          4.70             01/01/97            2,900,000
New York State Local Government VRDN Series 1995 C (Landesbank
   Hessen-Thueringen Girozentrale LOC)(A-1+/VMIG1)
  3,900,000          4.00             01/07/97            3,900,000
New York State Local Government VRDN Series 1995 G (National
   Westminster Bank LOC)(A-1+/MIG1)
  4,550,000          3.85             01/07/97            4,550,000
-------------------------------------------------------------------
                                                        $51,110,135
-------------------------------------------------------------------
North Carolina--6.8%
Rockingham County PCRB for Philip Morris Company Series
   1992(A-1/P-1)
$ 7,700,000          4.15%            01/07/97          $ 7,700,000
Wake County PCRB for Carolina Power & Light Series 1990 A (Fuji
   Bank LOC)(A-2/P-1)
 18,870,000          3.55             02/10/97           18,870,000
Wake County PCRB for Carolina Power & Light Series 1990 B (Fuji
   Bank LOC)(A-2/P-1)
 10,000,000          3.75             02/13/97           10,000,000
-------------------------------------------------------------------
                                                        $36,570,000
-------------------------------------------------------------------
Ohio--2.2%
Columbus Electric System RB Series 1984 (Union Bank of Switzerland
   LOC)(VMIG1)
$12,000,000          3.35%            01/31/97          $12,000,000
-------------------------------------------------------------------
Oregon--1.7%
Portland Public Grain Elevator RB for Columbia Grain, Inc. Series
   1984 (Fuji Bank/Bank of Tokyo LOC)(VMIG1)
$ 9,450,000          4.25%            01/07/97          $ 9,450,000
-------------------------------------------------------------------
Pennsylvania--0.8%
Philadelphia TRANS Series 1996-7 A(SP-1/MIG1)
$ 4,500,000          4.50%            06/30/97          $ 4,511,725
-------------------------------------------------------------------
Puerto Rico--2.3%
Commonwealth of Puerto Rico TRANS Series 1997 A(SP-1+/MIG1)
$12,500,000          4.00%            07/30/97          $12,540,250
-------------------------------------------------------------------
South Carolina--1.1%
York County Floating/Fixed Rate PCRB Pooled Series 1984 N, North
   Carolina Electric Membership Corp. (CFC)(A-1+/MIG1)
$ 5,775,000          4.15%            01/07/97          $ 5,775,000
-------------------------------------------------------------------
Tennessee--0.6%
Blount County PCRB for Aluminum Company of America Series 1992
   (A-1)
$ 2,450,000          4.15%            01/07/97          $ 2,450,000
Bradley County VRDN for Olin Corp. Series 1993 C (Wachovia Bank of
   North Carolina LOC)(A-1+)
    600,000          5.25             01/01/97              600,000
-------------------------------------------------------------------
                                                        $ 3,050,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================

Texas--10.5%
Gulf Coast Waste Disposal Authority PCRB for Monsanto Corp. Series
   1996(P-1)
$ 5,300,000          4.20%            01/07/97          $ 5,300,000
Harris County Hospital RB for Children's Hospital Series 1989
   B-2(VMIG1)
 10,000,000          4.10             01/07/97           10,000,000
Harris County Toll Road Adjustable/Fixed Rate Series 1994 C
   (A-1+/VMIG1)
  1,500,000          4.05             01/07/97            1,500,000
Houston GO Series A(A-1+/P-1)
  5,000,000          3.50             03/12/97            5,000,000
Lower Colorado River Authority CP Notes Series C(A-1/P-1)
  7,000,000          3.50             03/13/97            7,000,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 17,700,000          5.00             01/02/97           17,700,000
State of Texas TRANS Series 1996(SP-1+/MIG1)
 10,000,000          4.75             08/29/97           10,050,571
-------------------------------------------------------------------
                                                        $56,550,571
-------------------------------------------------------------------
Virginia--4.6%
Louisa IDA PCRB for Virginia Electric & Power Series 1984(A-1/P-1)
$ 3,900,000          3.65%            01/24/97          $ 3,900,000
  1,500,000          3.60             01/29/97            1,500,000
  4,000,000          3.60             02/18/97            4,000,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
  3,500,000          4.10             01/07/97            3,500,000
York County IDA PCRB for Virginia Electric & Power Series 1985
   (A-1/A3)
  9,000,000          3.70             01/14/97            9,000,000
  2,900,000          3.60             02/05/97            2,900,000
-------------------------------------------------------------------
                                                        $24,800,000
-------------------------------------------------------------------
Washington--4.4%
Washington Healthcare Facility Authority VRDN for Sisters of
  Providence Series 1985 B and E(A-1+/VMIG1)
$ 2,900,000          5.00%            01/01/97          $ 2,900,000
Washington Public Power Supply Project Electric RB Series 1993 A-2
   (Bank of America LOC)(A-1/VMIG1)
 20,880,000          4.10             01/07/97           20,880,000
-------------------------------------------------------------------
                                                        $23,780,000
-------------------------------------------------------------------
Wisconsin--1.5%
Milwaukee IDRB Multi-Modal for Pharmacia & Upjohn, Inc. Series
   1994(P-1)
$ 8,000,000          4.60%            01/07/97          $ 8,000,000
-------------------------------------------------------------------
Wyoming--0.3%
Converse County PCRB for Pacificorp. Series 1994(AMBAC)
   (A-1/VMIG1)
$ 1,700,000          5.00%            01/01/97          $ 1,700,000
-------------------------------------------------------------------
Total Investments                                      $540,553,164/(a)/
===================================================================

/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rates indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)
December 31, 1996

================================================================================
Investment Abbreviations:

ACES    --Adjustable Convertible Extendible
          Securities

AMBAC   --Insured by American Municipal Bond
          Assurance Corp.

CFC     --Unconditionally guaranteed by CFC, Cooperative Finance Corp.

CP      --Commercial Paper

FGIC    --Insured by Financial Guaranty Insurance Co.
FHLB    --Federal Home Loan Bank
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
IDRB    --Industrial Development Revenue Bond
LOC     --Letter of Credit
MBIA    --Insured by Municipal Bond Investors
          Assurance
MF Hsg. --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RANS    --Revenue Anticipation Notes
RB      --Revenue Bond
TRANS   --Tax Revenue Anticipation Notes
VRDN    --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Prime                             Treasury                              Tax-Free
                                              Obligations      Money Market       Obligations        Government        Money Market
                                                 Fund             Fund               Fund               Fund               Fund
                                            =======================================================================================
Assets:
Investments in securities, at value
   based on amortized cost                  $4,373,112,279    $2,964,020,412    $ 3,106,195,212     $1,230,446,987     $540,553,164
Interest receivable                             11,583,246        11,328,488          2,442,834          3,375,926        2,193,518
Cash                                                88,907            53,776             72,630             25,740          160,336
Deferred organization expenses, net                     --            21,473                 --                 --           39,662
Other assets                                       107,980            65,537            181,145            117,177           14,269
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                            4,384,892,412     2,975,489,686      3,108,891,821      1,233,965,830      542,960,949
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Dividends payable                               23,926,806        16,502,413         12,829,625          5,834,710        1,711,051
Accrued expenses and other liabilities             989,400           969,498            919,263            588,231          164,840
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                          24,916,206        17,471,911         13,748,888          6,422,941        1,875,891
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                              4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
Accumulated undistributed net realized
   gain (loss) on investments                        1,090               954             80,038             26,484          (12,859)
===================================================================================================================================
     Net assets                             $4,359,976,206    $2,958,017,775     $3,095,142,933    $ 1,227,542,889     $541,085,058
===================================================================================================================================
Net asset value, offering and redemption
   price per share (net assets/shares
   outstanding)                                      $1.00             $1.00              $1.00              $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
FST shares                                   3,901,792,070     2,540,361,007      2,290,967,452        858,743,905      440,850,118
FST Administration shares                      215,900,253       165,764,727        536,903,385        145,103,169       51,661,795
FST Service shares                             115,154,059       234,380,537        220,555,465        223,556,901       19,855,446
FST Preferred shares                           127,128,734        17,510,550         46,636,593            112,430       28,730,558
-----------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest
   outstanding, $0.01 par value
   (unlimited number of shares
   authorized)                               4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
===================================================================================================================================




--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

---------------------------------------------------------------------------------------------------------------------------------
                                                  Prime                             Treasury                         Tax-Free
                                               Obligations      Money Market      Obligations        Government    Money Market
                                                  Fund              Fund              Fund              Fund           Fund
                                               ==================================================================================
Investment income:
Interest income                                $273,607,363      $168,464,120      $ 130,875,226     $69,659,598      $19,750,787
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                           3,751,933         2,295,135         1,818,328         961,337          420,548
Account administration fees                       6,503,286         3,978,642         3,152,251       1,667,071          728,870
Custodian fees                                      591,036           401,612           349,064         224,733           31,788
Registration fees                                   143,509           118,595           229,757         143,620           24,284
Trustee fees                                         78,242            51,602            31,550          16,933            9,385
Amortization of deferred organization expenses           --             9,065                --              --           15,626
Other                                               325,076           181,947           184,245          95,419           59,633
---------------------------------------------------------------------------------------------------------------------------------
     Total expenses                              11,393,082         7,036,598         5,765,195       3,109,113        1,290,134
     Less--Expenses reimbursable and fees
       waived by Goldman Sachs                   (2,388,496)       (1,598,929)       (1,400,520)       (800,866)        (302,339)
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                 9,004,586         5,437,669         4,364,675       2,308,247          987,795
     Administration share fees                      527,357           474,043         1,100,814         250,618          128,721
     Service share fees                             541,076           271,936           849,624       1,258,434           91,599
     Preferred share fees                            42,963             2,874            15,097             395           13,155
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses and share fees                 10,115,982         6,186,522         6,330,210       3,817,694        1,221,270
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                           263,491,381       162,277,598       124,545,016      65,841,904       18,529,517
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)  on investment
   transactions                                     105,304           189,110           587,091         136,538           (5,995)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                  $263,596,685      $162,466,708      $125,132,107     $65,978,442      $18,523,522
==================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                               Prime                              Treasury                               Tax-Free
                                            Obligations       Money Market       Obligations         Government        Money Market
                                                Fund             Fund               Fund                Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                     $    263,491,381    $  162,277,598    $   124,545,016    $   65,841,904    $  18,529,517
Net realized gain (loss) on
   investment transactions                         105,304           189,110            587,091           136,538           (5,995)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase  in net assets
        resulting from operations              263,596,685       162,466,708        125,132,107        65,978,442       18,523,522
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                 (245,389,523)     (149,928,272)       (93,857,124)      (48,867,861)     (15,981,710)
   FST Administration shares                   (10,697,750)       (9,558,151)       (21,870,105)       (5,023,737)      (1,593,538)
   FST Service shares                           (5,164,431)       (2,628,897)        (8,020,699)      (11,930,553)        (522,532)
   FST Preferred shares                         (2,239,677)         (162,278)          (797,088)          (19,753)        (431,737)
Net realized gain on investment transactions
   FST shares                                     (128,847)         (173,838)          (385,734)          (81,682)              --
   FST Administration shares                        (5,617)          (11,082)           (89,882)           (8,397)              --
   FST Service shares                               (2,712)           (3,048)           (32,963)          (19,942)              --
   FST Preferred shares                             (1,177)             (188)            (3,276)              (33)              --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to
        shareholders                          (263,629,734)     (162,465,754)      (125,056,871)      (65,951,958)     (18,529,517)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares               48,481,127,400    44,257,102,764     20,383,057,696    14,111,648,633    4,669,259,507
Reinvestment of dividends and
   distributions                               126,514,648        91,077,089         45,060,831        21,912,928        6,495,873
Cost of shares repurchased                 (47,756,596,271)  (43,600,991,427)   (19,343,068,853)  (13,746,823,336)  (4,623,830,243)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share
        transactions                           851,045,777       747,188,426      1,085,049,674       386,738,225       51,925,137
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                            851,012,728       747,189,380      1,085,124,910       386,764,709       51,919,142
Net Assets:
Beginning of year                            3,508,963,478     2,210,828,395      2,010,018,023       840,778,180      489,165,916
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  4,359,976,206    $2,958,017,775    $ 3,095,142,933    $1,227,542,889    $ 541,085,058
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Year Ended December 31, 1995


------------------------------------------------------------------------------------------------------------------------------------
                                              Prime                               Treasury                              Tax-Free
                                           Obligations       Money Market       Obligations         Government        Money Market
                                              Fund               Fund               Fund               Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                   $     247,196,840  $     136,963,014  $     79,821,378   $     38,042,394   $    13,622,900
Net realized gain (loss) on
   investment transactions                         95,511              7,374           781,869             65,308            (6,864)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from operations             247,292,351        136,970,388        80,603,247         38,107,702        13,616,036
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                (236,894,656)      (130,522,374)      (63,729,881)       (34,713,840)      (12,702,550)
   FST Administration shares                   (7,108,569)        (6,351,769)       (9,995,927)        (2,917,098)         (455,025)
   FST Service shares                          (3,193,615)           (88,871)       (6,095,570)          (411,456)         (465,325)
Net realized gain on investment transactions
   FST shares                                     (55,079)            (9,474)         (612,499)           (59,324)               --
   FST Administration shares                       (4,463)              (504)          (99,062)            (5,878)               --
   FST Service shares                              (1,830)                --           (62,143)              (106)               --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders     (247,258,212)      (136,972,992)      (80,595,082)       (38,107,702)      (13,622,900)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares              35,913,627,249     33,159,975,346    12,055,344,504      8,904,113,596     3,459,116,162
Reinvestment of dividends and
   distributions                               88,104,801         69,894,471        14,492,584         15,345,902         3,954,598
Cost of shares repurchased                (35,375,137,049)   (31,948,570,256)  (11,181,309,002)    (8,391,284,391)   (3,161,776,879)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share transactions     626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                           626,629,140      1,281,296,957       888,536,251        528,175,107       301,287,017
Net Assets:
Beginning of year                           2,882,334,338        929,531,438     1,121,481,772        312,603,073       187,878,899
------------------------------------------------------------------------------------------------------------------------------------
End of year                             $   3,508,963,478  $   2,210,828,395  $  2,010,018,023   $    840,778,180   $   489,165,916
====================================================================================================================================
Summary of Share Transactions (at $1.00 per share):
FST Shares:
   Shares sold                             34,469,057,699     31,539,337,948     8,859,672,375      8,279,786,329     3,135,487,639
   Reinvestment of dividends and
      distributions                            85,898,572         66,409,325        11,189,134         14,336,357         3,262,842
   Shares repurchased                     (34,034,050,903)   (30,399,518,678)   (8,241,356,158)    (7,808,586,957)   (2,873,945,734)
------------------------------------------------------------------------------------------------------------------------------------
                                              520,905,368      1,206,228,595       629,505,351        485,535,729       264,804,747
------------------------------------------------------------------------------------------------------------------------------------
FST Administration shares:
   Shares sold                                721,501,944      1,608,362,145     1,309,118,844        331,435,289       110,334,205
   Reinvestment of dividends and
      distributions                               761,953          3,443,404           845,389            785,525           320,945
   Shares repurchased                        (640,480,667)    (1,540,953,481)   (1,108,896,222)      (304,089,584)      (91,758,941)
------------------------------------------------------------------------------------------------------------------------------------
                                               81,783,230         70,852,068       201,068,011         28,131,230        18,896,209
------------------------------------------------------------------------------------------------------------------------------------
FST Service shares:
   Shares sold                                723,067,606         12,275,253     1,886,553,285        292,891,978       213,294,318
   Reinvestment of dividends and
      distributions                             1,444,276             41,742         2,458,061            224,020           370,811
   Shares repurchased                        (700,605,479)        (8,098,097)   (1,831,056,622)      (278,607,850)     (196,072,204)
------------------------------------------------------------------------------------------------------------------------------------
                                               23,906,403          4,218,898        57,954,724         14,508,148        17,592,925
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares                        626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Financial Square Funds, collectively "the Funds" or individually a "Fund". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Financial Square consists of seven diversified funds: Prime Obligations, Money Market, Treasury Obligations, Government, Tax-Free Money Market , Municipal Money Market (inactive) and Money Market Plus (inactive). The Financial Square Funds offer four classes of shares:
FST shares, FST Administration shares, FST Service shares and FST Preferred shares. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
Each Fund uses the amortized-cost method for valuing portfolio securities which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

C.  Federal Taxes--
-------------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to shareholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
    At December 31, 1996, the Funds' tax year end, the Tax-Free Money Market Fund had approximately $13,000 of capital loss carryforward for U.S. Federal tax purposes. This capital loss carryforward expires in the year 2004.

D.  Deferred Organization Expenses--
------------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

E.  Expenses--
--------------
Expenses incurred by the Funds that do not specifically relate to an individual fund are allocated to the Funds based on each Fund's relative average net assets for the period.
    Shareholders of FST Administration, FST Service and FST Preferred shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) that are directly attributable to such shares.

3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Investment Advisory Agreement. Under the Investment Advisory Agreement, GSAM, subject to general

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
supervision of the Trust's Board of Trustees, manages the portfolios of the Funds. As compensation for the services rendered under the Investment Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .075% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Until further notice, GSAM has voluntarily agreed to limit certain of each of the Fund's expenses (excluding advisory fees, account administration fees, service organization fees, taxes, interest, brokerage commissions and extraordinary expenses) to the extent that such expenses exceed .01% per annum of that Fund's average daily net assets. These amounts are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
    GSAM also serves as administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers each Fund's business affairs, including providing facilities and transfer agency services. As compensation for the services rendered under the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .13% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and receives no fee. The following chart outlines the waivers and reimbursements for the year ended December 31, 1996 and amounts owed to affiliates and due from GSAM at December 31, 1996 (in thousands):

----------------------------------------------------------------------
                   Adviser   Expense             Amounts   Amounts
                     Fee    Reimburs-            due to    due from
Fund               Waived    ements     Total     GSAM      GSAM
---------------------------------------------------------------------
Prime
  Obligations
  Fund             $1,751     $637     $2,388     $777       $108
---------------------------------------------------------------------
Money
  Market
  Fund              1,142      457      1,599      552         65
---------------------------------------------------------------------
Treasury
  Obligations
  Fund                848      553      1,401      419        155
---------------------------------------------------------------------
Government
  Fund                449      352        801      197        117
---------------------------------------------------------------------
Tax-Free
  Money
  Market
  Fund                217       85        302       86         13
---------------------------------------------------------------------

4.  Administration, Service and Preferred Plans
The Funds have adopted Administration, Service and Preferred Plans to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration, Service and Preferred Plans provide for compensation to the service organizations in an amount up to .25% , .50% and
 .10% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

5.    Line of Credit Facility
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended December 31, 1996, the Funds did not have any borrowings under this facility.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6. Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

7. Joint Repurchase Agreement Accounts
The Funds, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   At December 31, 1996, the Prime Obligations, Money Market, Treasury Obligations and Government Funds had undivided interests in the repurchase agreements in the following joint account, which equaled $297,900,000, $205,200,000, $1,419,100,000 and $351,600,000 in principal amount, respectively.
At December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:

--------------------------------------------------------------------------
Principal             Interest        Maturity                 Amortized
Amount                  Rate            Date                      Cost
--------------------------------------------------------------------------

Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$ 200,000,000           5.50%          01/02/97             $  200,000,000

Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000           6.65           01/02/97              1,000,000,000

Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000             6.25           01/02/97                100,000,000

Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
   U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000           6.75           01/02/97              1,200,000,000

Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933 (U.S.
   Treasury Notes: $129,531,177, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000             6.00           01/02/97                140,800,000

Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
   Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000             6.75           01/02/97                400,000,000
--------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                    $3,040,800,000
==========================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Fund may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
December 31, 1996

--------------------------------------------------------------------------------
9.  Summary of Share Transactions
Share activity for the year ended December 31, 1996 is as follows:

                                                                                                                      Tax-Free
                                   Prime Obligations     Money Market         Treasury            Government        Money Market
                                         Fund               Fund          Obligations Fund           Fund               Fund
                                   ------------------------------------------------------------------------------------------------
FST Shares:
Shares sold                         44,941,258,260      41,611,799,874      15,303,462,361      11,674,849,553      4,186,677,890
Reinvestment of dividends and
   distributions                       120,569,689          84,724,371          33,617,264          19,640,980          4,879,667
Shares repurchased                 (44,455,790,432)    (41,225,360,339)    (14,633,812,470)    (11,579,631,835)    (4,199,081,918)
                                   ------------------------------------------------------------------------------------------------
                                       606,037,517         471,163,906         703,267,155         114,858,698         (7,524,361)

FST Administration Shares:
Shares sold                          1,718,885,581       2,097,089,351       2,868,056,191       1,074,614,378        177,906,627
Reinvestment of dividends and
   distributions                         2,721,453           5,879,304           4,640,302           1,055,828            844,377
Shares repurchased                  (1,653,602,695)     (2,074,616,324)     (2,618,986,546)     (1,012,951,862)      (148,027,716)
                                   ------------------------------------------------------------------------------------------------
                                        68,004,339          28,352,331         253,709,947          62,718,344         30,723,288

FST Service Shares:
Shares sold                          1,442,987,405         470,852,368       2,117,230,142       1,353,982,373        239,131,409
Reinvestment of dividends and
   distributions                         3,217,249             397,187           6,330,034           1,208,640            449,321
Shares repurchased                  (1,396,329,467)       (241,087,916)     (2,042,124,197)     (1,146,142,260)      (239,585,078)
                                   ------------------------------------------------------------------------------------------------
                                        49,875,187         230,161,639          81,435,979         209,048,753             (4,348)

FST Preferred Shares:
Shares sold                            377,996,154          77,361,171          94,309,002           8,202,329         65,543,581
Reinvestment of dividends and
   distributions                             6,257              76,227             473,231               7,480            322,508
Shares repurchased                    (250,873,677)        (59,926,848)        (48,145,640)         (8,097,379)       (37,135,531)
                                   ------------------------------------------------------------------------------------------------
                                       127,128,734          17,510,550          46,636,593             112,430         28,730,558
                                   ------------------------------------------------------------------------------------------------
Net increase in shares                 851,045,777         747,188,426       1,085,049,674         386,738,225         51,925,137
                                   ================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund
--------------------------------------------------------------------------------

                                                   Income from investment operations
                                                --------------------------------------
                                                                                                                       Ratio of net
                                 Net asset              Net realized     Total                     Net asset           expenses to
                                 value at      Net         gain        income from   Distributions value at              average
                                 beginning  investment  on investment  investment        to           end      Total       net
                                 of period    income     transactions   operations   shareholders   of period return(a)   assets
                                 ---------------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00     $0.0529   $--            $0.0529      $(0.0529)       $1.00      5.41%      0.18%
1996-FST Preferred shares/(c)/...     1.00      0.0346    --             0.0346       (0.0346)        1.00      5.28/(b)/  0.28/(b)/
1996-FST Administration shares ..     1.00      0.0506    --             0.0506       (0.0506)        1.00      5.14       0.43
1996-FST Service shares .........     1.00      0.0478    --             0.0478       (0.0478)        1.00      4.88       0.68

1995-FST shares .................     1.00      0.0586    --             0.0586       (0.0586)        1.00      6.02       0.18
1995-FST Administration shares ..     1.00      0.0559    --             0.0559       (0.0559)        1.00      5.75       0.43
1995-FST Service shares .........     1.00      0.0533    --             0.0533       (0.0533)        1.00      5.49       0.68

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............     1.00      0.0401    --             0.0401       (0.0401)        1.00      4.38/(b)/  0.18/(b)/
1994-FST Administration shares/(d)/   1.00      0.0383    --             0.0383       (0.0383)        1.00      4.12/(b)/  0.43/(b)/
1994-FST Service shares/(d)/.....     1.00      0.0364    --             0.0364       (0.0364)        1.00      3.86/(b)/  0.68/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................     1.00      0.0311    0.0002         0.0313       (0.0313)        1.00      3.18       0.17
1994-FST Administration shares ..     1.00      0.0286    0.0002         0.0288       (0.0288)        1.00      2.92       0.42
1994-FST Service shares .........     1.00      0.0261    0.0002         0.0263       (0.0263)        1.00      2.66       0.67

1993-FST shares .................     1.00      0.0360    0.0007         0.0367       (0.0367)        1.00      3.75       0.18
1993-FST Administration shares/(e)/   1.00      0.0068    0.0001         0.0069       (0.0069)        1.00      3.02/(b)/  0.44/(b)/
1993-FST Service shares .........     1.00      0.0301    0.0007         0.0308       (0.0308)        1.00      3.23       0.68

1992-FST shares .................     1.00      0.0572    0.0002         0.0574       (0.0574)        1.00      5.99       0.18
1992-FST Service shares (e)......     1.00      0.0027    --             0.0027       (0.0027)        1.00      4.10/(b)/  0.66/(b)/

For the Period March 8, 1990 (f)
--------------------------------
through January 31,
-------------------

1991-FST shares .................     1.00      0.0727    --             0.0727       (0.0727)        1.00      8.27/(b)/  0.18/(b)/

                                                          Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                     ----------------------------
                                             Net                     Ratio of net
                                          assets at    Ratio of       investment
                                             end      expenses to      income to
                                          of period   average net     average net
                                          (in 000's)    assets          assets
                                         ----------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................         $3,901,797      0.23%           5.24%
1996-FST Preferred shares/(c)/...            127,126      0.33/(b)/       5.14/(b)/
1996-FST Administration shares ..            215,898      0.48            5.01
1996-FST Service shares .........            115,154      0.73            4.73

1995-FST shares .................          3,295,791      0.22            5.82
1995-FST Administration shares ..            147,894      0.47            5.55
1995-FST Service shares .........             65,278      0.72            5.29

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............          2,774,849      0.24/(b)/       4.32/(b)/
1994-FST Administration shares/(d)/           66,113      0.49/(b)/       4.12/(b)/
1994-FST Service shares/(d)/.....             41,372      0.74/(b)/       3.92/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................          1,831,413      0.25            3.03
1994-FST Administration shares ..             35,250      0.50            2.78
1994-FST Service shares .........             14,001      0.75            2.53

1993-FST shares .................            813,126      0.25            3.53
1993-FST Administration shares/(e)/            1,124      0.52/(b)/       2.88/(b)/
1993-FST Service shares .........                336      0.75            2.94

1992-FST shares .................            917,073      0.27            5.63
1992-FST Service shares/(e)/.....                118      0.74/(b)/       4.02/(b)/

For the Period March 8, 1990/(f)/
---------------------------------
through January 31,
-------------------

1991-FST shares .................            578,495      0.28/(b)/       7.94/(b)/

---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

/(b)/Annualized.

/(c)/FST Preferred share activity commenced on May 1, 1996.

/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

/(e)/FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.

/(f)/Commencement of operations.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund
--------------------------------------------------------------------------------


                                                   Income from investment operations
                                                   =================================
                                      Net Asset                Net realized       Total                         Net asset
                                       value at       Net          gain        income from     Distributions     value at
                                      beginning   investment   on investment    investment          to             end
                                      of period     income     transactions     operations     shareholders     of period
                                     =========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares .................      $1.00        $0.0533      $0.0001         $0.0534        $(0.0534)        $1.00
1996-FST Preferred shares/(c)/...       1.00         0.0348           --          0.0348         (0.0348)         1.00
1996-FST Administration shares ..       1.00         0.0504       0.0001          0.0505         (0.0505)         1.00
1996-FST Service shares .........       1.00         0.0484           --          0.0484         (0.0484)         1.00

1995-FST shares .................       1.00         0.0589           --          0.0589         (0.0589)         1.00
1995-FST Administration shares ..       1.00         0.0561           --          0.0561         (0.0561)         1.00
1995-FST Service shares/(d)/.....       1.00         0.0231           --          0.0231         (0.0231)         1.00

For the Period Ended December 31,
=================================

1994-FST shares/(d)/.............       1.00         0.0305           --          0.0305         (0.0305)         1.00
1994-FST Administration shares
   /(d)/.........................       1.00         0.0298           --          0.0298         (0.0298)         1.00

                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                  ============================
                                                                  Ratio of net         Net                        Ratio of net
                                                    Ratio of net   investment       assets at       Ratio of      investment
                                                    expenses to    income to          end          expenses to     income to
                                       Total        average net    average net     of period       average net    average net
                                     return/(a)/      assets         assets        (in 000's)        assets         assets
                                    ==========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares..................     5.45%           0.18%         5.33%           $2,540,366      0.23%           5.28%
1996-FST Preferred shares/(c)/...     5.31/(b)/       0.28/(b)/     5.23/(b)/           17,510      0.33/(b)/       5.18/(b)/
1996-FST Administration shares...     5.19            0.43          5.04               165,766      0.48            4.99
1996-FST Service shares..........     4.93            0.68          4.84               234,376      0.73            4.79

1995-FST  shares.................     6.07            0.15          5.89             2,069,197      0.23            5.81
1995-FST Adminstration shares....     5.80            0.40          5.61               137,412      0.48            5.53
1995-FST Services shares/(d)/....     5.41/(b)/       0.65/(b)/     4.93/(b)/            4,219      0.73/(b)/       4.85/(b)/

For the Period Ended December 31,
=================================
1994-FST shares/(d)/.............     4.91/(b)/       0.11/(b)/     4.88/(b)/          862,971      0.25/(b)/       4.74/(b)/
1994-FST Adminstration shares/(d)/    4.65/(b)/       0.36/(b)/     4.82/(b)/           66,560      0.50/(b)/       4.68/(b)/

------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST, FST Adminstration and FST Service share activity commenced May 18,
     1994, May 20, 1994 and July 14, 1995, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net       gain (loss)     from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0522     $0.0003      $0.0525      $(0.0524)      $1.00        5.35%
1996-FST Preferred shares/(c)/...     1.00     0.0342      0.0001       0.0343       (0.0343)       1.00        5.24/(b)/
1996-FST Administration shares ..     1.00     0.0497      0.0002       0.0499       (0.0498)       1.00        5.09
1996-FST Service shares .........     1.00     0.0472      0.0002       0.0474       (0.0474)       1.00        4.83

1995-FST shares .................     1.00     0.0573      0.0005       0.0578       (0.0578)       1.00        5.96
1995-FST Administration shares ..     1.00     0.0547      0.0005       0.0552       (0.0552)       1.00        5.69
1995-FST Service shares .........     1.00     0.0521      0.0005       0.0526       (0.0526)       1.00        5.43

For the Year Ended December 31,
-------------------------------
1994-FST shares/(d)/.............     1.00     0.0379     (0.0001)      0.0378       (0.0378)       1.00        4.23/(b)/
1994-FST Administration shares
  /(d)/..........................     1.00     0.0388     (0.0001)      0.0387       (0.0387)       1.00        3.97/(b)/
1994-FST Service shares/(d)/.....     1.00     0.0349     (0.0001)      0.0348       (0.0348)       1.00        3.71/(b)/

For the Year Ended December 31,
-------------------------------
1994-FST shares .................     1.00     0.0301      0.0007       0.0308       (0.0307)       1.00        3.11
1994-FST Administration shares ..     1.00     0.0276      0.0006       0.0282       (0.0281)       1.00        2.85
1994-FST Service shares .........     1.00     0.0251      0.0008       0.0259       (0.0256)       1.00        2.60

1993-FST shares .................     1.00     0.0342      0.0012       0.0354       (0.0355)       1.00        3.69
1993-FST Administration shares
  /(e)/..........................     1.00     0.0009          --       0.0009       (0.0009)       1.00        2.83/(b)/
1993-FST Service shares .........     1.00     0.0296      0.0016       0.0312       (0.0309)       1.00        3.17

1992-FST shares .................     1.00     0.0549      0.0015       0.0564       (0.0561)       1.00        5.84
1992-FST Service shares/(e)/.....     1.00     0.0113      0.0006       0.0119       (0.0116)       1.00        4.47/(b)/

For the Period March 8, 1990/(f)/through January 31,
-------------------------------------------
1991-FST shares .................     1.00     0.0600      0.0006       0.0606       (0.0605)       1.00        8.06/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.22%       $2,291,051         0.24%             5.16%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.11/(b)/       46,637         0.34/(b)/         5.05/(b)/
1996-FST Administration shares ..    0.43            4.97           536,895         0.49              4.91
1996-FST Service shares .........    0.68            4.72           220,560         0.74              4.66

1995-FST shares .................    0.18            5.73         1,587,715         0.23              5.68
1995-FST Administration shares ..    0.43            5.47           283,186         0.48              5.42
1995-FST Service shares .........    0.68            5.21           139,117         0.73              5.16

For the Period Ended December 31,
-------------------------------
1994-FST shares/(d)/.............    0.18/(b)/       4.13/(b)/      958,196         0.25/(b)/         4.06/(b)/
1994-FST Administration shares
  /(d)/..........................    0.43/(b)/       4.24/(b)/       82,124         0.50/(b)/         4.17/(b)/
1994-FST Service shares/(d)/.....    0.68/(b)/       3.82/(b)/       81,162         0.75/(b)/         3.75/(b)/

For the Years Ended January 31,
-------------------------------
1994-FST shares .................    0.17            3.01           812,420         0.24              2.94
1994-FST Administration shares ..    0.42            2.76            24,485         0.49              2.69
1994-FST Service shares .........    0.67            2.51            35,656         0.74              2.44

1993-FST shares .................    0.18            3.42           776,181         0.26              3.34
1993-FST Administration shares
  /(e)/..........................    0.43/(b)/       2.83/(b)/            1         0.51/(b)/         2.75/(b)/
1993-FST Service shares .........    0.68            2.96             5,155         0.76              2.88

1992-FST shares .................    0.18            5.49           413,171         0.28              5.39
1992-FST Service shares/(e)/.....    0.68/(b)/       3.77/(b)/        3,634         0.78/(b)/         3.67/(b)/

For the Period March 8, 1990/(f)/through January 31,
-----------------------------------
1991-FST shares .................    0.21/(b)/       7.74/(b)/      229,988         0.34/(b)/         7.61/(b)/

----------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
/(e)/FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
/(f)/Commencement of operations.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net         gain on       from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0525     $0.0001       $0.0526      $(0.0526)      $1.00        5.38%
1996-FST Preferred shares/(c)/...     1.00     0.0344      0.0001        0.0345       (0.0345)       1.00        5.26/(b)/
1996-FST Administration shares ..     1.00     0.0501      0.0001        0.0502       (0.0502)       1.00        5.12
1996-FST Service shares .........     1.00     0.0474      0.0001        0.0475       (0.0475)       1.00        4.86

1995-FST shares .................     1.00     0.0581      0.0001        0.0582       (0.0582)       1.00        6.00
1995-FST Administration shares ..     1.00     0.0554      0.0001        0.0555       (0.0555)       1.00        5.74
1995-FST Service shares/(d)/.....     1.00     0.0320          --        0.0320       (0.0320)       1.00        5.40/(b)/

For the Period Ended December 31,
---------------------------------

1994-FST shares/(e)/.............     1.00     0.0424          --        0.0424       (0.0424)       1.00        4.36/(b)/
1994-FST Administration shares
  /(e)/..........................     1.00     0.0426          --        0.0426       (0.0426)       1.00        4.10/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............     1.00     0.0256      0.0001        0.0257       (0.0257)       1.00        3.14/(b)/
1993-FST Administration shares
  /(d)/..........................     1.00     0.0120      0.0001        0.0121       (0.0121)       1.00        2.87/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------

For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.25%          $858,769        0.24%             5.19%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.14/(b)/           112        0.34/(b)/         5.08/(b)/
1996-FST Administration shares ..    0.43            5.01            145,108        0.49              4.95
1996-FST Service shares .........    0.68            4.74            223,554        0.74              4.68

1995-FST shares .................    0.18            5.81            743,884        0.24              5.75
1995-FST Administration shares ..    0.43            5.54             82,386        0.49              5.48
1995-FST Service shares/(d)/.....    0.68/(b)/       5.08/(b)/        14,508        0.74/(b)/         5.02/(b)/

For the Period Ended December 31,
-------------------------------

1994-FST shares/(e)/.............    0.15/(b)/       4.64/(b)/       258,350        0.25/(b)/         4.54/(b)/
1994-FST Administration shares
  /(e)/..........................    0.40/(b)/       4.67/(b)/        54,253        0.50/(b)/         4.57/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............    0.08/(b)/       3.10/(b)/        44,697         0.59/(b)/         2.59/(b)/
1993-FST Administration shares
  /(d)/..........................    0.35/(b)/       2.85/(b)/        14,126         0.76/(b)/         2.44/(b)/
---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced April 6, 1993, September 1, 1993 and May 16, 1995, respectively. /(e)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund
--------------------------------------------------------------------------------

                                                 Income from investment operations
                                               =====================================
                                         Net                      Net          Total
                                        asset                   realized      income                     Net asset
                                       value at      Net         gain on       from      Distributions   value at
                                       beginning  investment   investment   investment        to          end of      Total
                                       of period   income     transactions  operations    shareholders     period     return /(a)/
                                       ===========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................   $1.00     $0.0335     --            $0.0335       $(0.0335)      $1.00       3.39%
1996-FST Preferred shares /(c)/.......    1.00      0.0218     --             0.0218        (0.0218)       1.00       3.30/(b)/
1996-FST Administration shares .......    1.00      0.0310     --             0.0310        (0.0310)       1.00       3.13
1996-FST Service shares ..............    1.00      0.0285     --             0.0285        (0.0285)       1.00       2.88

1995-FST shares ......................    1.00      0.0381     --             0.0381        (0.0381)       1.00       3.89
1995-FST Administration shares .......    1.00      0.0354     --             0.0354        (0.0354)       1.00       3.63
1995-FST Service shares ..............    1.00      0.0332     --             0.0332        (0.0332)       1.00       3.38

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................    1.00      0.0156     --             0.0156        (0.0156)       1.00       3.41/(b)/
1994-FST Administration shares /(d)/..    1.00      0.0136     --             0.0136        (0.0136)       1.00       3.19/(b)/
1994-FST Service shares /(d)/.........    1.00      0.0091     --             0.0091        (0.0091)       1.00       3.11/(b)/

                                                                                           Ratios assuming no
                                                                                          waiver of fees and no
                                                                                           expense limitations
                                                                                       ============================
                                                        Ratio of net       Net                         Ratio of net
                                        Ratio of net     investment     assets at       Ratio of        investment
                                        expenses to      income to        end of      expenses to       income to
                                        average net     average net       period      average net      average net
                                          assets          assets        (in 000's)      assets           assets
                                        ===========================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................     0.18%          3.35%           $440,838        0.23%             3.30%
1996-FST Preferred shares /(c)/.......     0.28/(b)/      3.26/(b)/         28,731        0.33/(b)/         3.21/(b)/
1996-FST Administration shares .......     0.43           3.10              51,661        0.48              3.05
1996-FST Service shares ..............     0.68           2.85              19,855        0.73              2.80

1995-FST shares ......................     0.14           3.81             448,367        0.24              3.71
1995-FST Administration shares .......     0.39           3.54              20,939        0.49              3.44
1995-FST Service shares ..............     0.64           3.32              19,860        0.74              3.22

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................     0.07/(b)/      3.42/(b)/        183,570        0.31/(b)/         3.18/(b)/
1994-FST Administration shares /(d)/..     0.32/(b)/      3.25/(b)/          2,042        0.56/(b)/         3.01/(b)/
1994-FST Service shares /(d)/.........     0.57/(b)/      3.32/(b)/          2,267        0.81/(b)/         3.08/(b)/

---------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Money Market Trust--Financial Square Funds:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Money Market Trust--Financial Square Funds (a Massachusetts business trust comprising the Prime Obligations, Money Market, Treasury Obligations, Government and Tax-Free Money Market Funds), including the statements of investments, as of December 31, 1996, and the related statements of operations, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Financial Square Funds as of December 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


-------------------------------------    ---------------------------------------

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                                      29

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                                      30

--------------------------------------------------------------------------------



-------------------------------------  -----------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Financial Square Funds Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS*

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered a super-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

--------------------------------------------------------------------------------

* The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

Short-Term Ratings
------------------

P-1: Issuers have a superior ability for repayment of senior short-term promissory obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following charac teristics:

     .  Leading market positions in well established indus tries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.

Short-Term Ratings
------------------

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more suscep tible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Municipal Notes
---------------

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).


     Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

AAA: The highest credit quality. The risk factors are negligi ble, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Duff & Phelps applies modifiers, + and - in the AA and A catego ries for long-term fixed securities. The modifier + indicates that the security ranks in the higher end of the category; the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by strong fundamental protection factors. Risk factors are minor.

D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, D-1+, D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.


FITCH INVESTORS SERVICE CORP.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to fore-seeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA- .

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particu larly strong credit feature a rating of A1+ is assigned.

A2: Short-term obligations rated A2 are supported by a satisfac tory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

AA:The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A: The third highest category; indicates the ability to repay principal and interest is strong. Issuer rated A could be more vulnerable to adverse developments (both internal an external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                        GOLDMAN SACHS MONEY MARKET FUNDS
                             FINANCIAL SQUARE FUNDS
                   4900 Sears Tower, Chicago, Illinois 60606


--------------------------------------------------------------------------------
               STATEMENT OF ADDITIONAL INFORMATION - MAY 1,  1997
                           FST ADMINISTRATION SHARES
--------------------------------------------------------------------------------



Goldman Sachs Trust (the "Trust") is a no-load, open-end, management investment company (or mutual fund) which includes the Financial Square Funds. This Statement of Additional Information relates solely to the offering of FST Administration Shares of Financial Square Prime Obligations Fund ("Prime Obligations Fund"), Financial Square Money Market Plus Fund ("Plus Fund"), Financial Square Money Market Fund ("Money Market Fund"), Financial Square Treasury Obligations Fund ("Treasury Obligations Fund"), Financial Square Treasury Instruments Fund ("Treasury Instruments Fund"), Financial Square Government Fund ("Government Fund"), Financial Square Federal Fund ("Federal Fund"), Financial Square Tax-Free Money Market Fund ("Tax-Free Fund") and Financial Square Municipal Money Market Fund ("Municipal Fund") (individually, a "Fund" and collectively the "Funds").

Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment adviser . Goldman Sachs serves as the Funds' distributor and transfer agent.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, shareholders will be assigned an Account Administrator ("AA"), who is ready to help shareholders with questions concerning their accounts. During business hours, service organizations can call their AA through a toll-free number to place purchase or redemption orders or obtain Fund and account information. The AA can also answer inquiries about rates of return and portfolio composition and holdings, and guide service organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows shareholders to purchase or redeem shares and also obtain Fund and account information directly.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses relating to FST Administration Shares dated May 1, 1997, a copy of which may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman Sachs at 800-621-2550 or by writing Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS

                                                     Page in
                                                   Statement of
                                                    Additional
                                                   Information
                                                   ------------
Investment Policies and Practices of the Funds..        4
Investment Limitations..........................       17
Trustees and Officers...........................       22
The Adviser,  Distributor
 and Transfer Agent.............................       28
Portfolio Transactions..........................       33
Net Asset Value.................................       35
Redemptions.....................................       37
Calculation of Yield Quotations.................       38
Tax Information.................................       42
Organization and Capitalization.................       47
Custodian and Subcustodian......................       52
Independent Accountants.........................       52
Financial Statements............................       52
Administration Plan.............................       53
Appendix A (Description of Securities Ratings)..      A-1

                INVESTMENT POLICIES AND PRACTICES OF THE FUNDS


The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS
------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS
------------------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic, or in the case of the Money Market and Plus Funds, foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Prime Obligations Fund, Plus Fund and Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guaran-tee the return of principal and may guarantee a stream of payments over time.
A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

REPURCHASE AGREEMENTS
---------------------

Each Fund (other than Treasury Instruments Fund) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, generally, for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller.

If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that a Fund does not have a perfected security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the Obligation.

Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, the Funds (other than the Treasury Instruments Fund), together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES
------------------

Money Market Fund and Plus Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. Tax-Free Fund and Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, Money Market Fund and Plus Fund are restricted to purchasing U.S. dollar denominated securities, but they are not otherwise precluded from purchasing securities of foreign issuers.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES
----------------------------------------------

Each of Prime Obligations Fund, Money Market Fund and Plus Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, install-ment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate securities and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. The value of a Fund's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Fund's other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objective and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations, Money Market and Plus Funds' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Fund will generally not invest in an asset-backed security if the income received with respect to such investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below.
In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

As set forth above, several types of asset-backed and receivables-backed securities have already been offered to investors, including, for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require Prime Obligations, Money Market or Plus Fund to dispose of any of their respective existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES
----------------------------------------------

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS
--------------------------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless a Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Funds will also consider the liquidity of the market for variable and floating rate instruments and in the event that such instruments are illiquid, the Funds' investments in such instruments will be subject to the limitation on illiquid securities.

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES
----------------------------------------

A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the

Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS
---------------------

Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations where, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Tax-Free Fund does not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds--those with original or remaining maturities of thirteen months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

The Funds which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the finan-cial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.
Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

Although Tax-Free Fund and Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the

Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. Tax-Free Fund and Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Tax-Free Fund and Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

Municipal obligations purchased for a Fund are subject to the policy on holdings of securities which are not readily marketable contained in the Fund's Prospectus. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance liquidity. In addition, standby commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

STANDBY COMMITMENTS
-------------------

In order to enhance the liquidity, stability or quality of municipal obligations, Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may each acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Adviser will look to the creditworthiness of the party providing the Fund with the right to sell.

The Funds each value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Fund's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Fund that may enter into such transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund.

Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Internal Revenue Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers, and which are applicable only to the taxpayer requesting the ruling and which have, on occasion, been reversed by the Internal Revenue Service) to the effect that they are considered the owners of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to them. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance letter rulings as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Fund and Municipal Fund each intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distribution of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to these Funds and neither Fund has assumed that such commitments will be available under all market conditions.


                             INVESTMENT LIMITATIONS

The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of
(1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund, with the exception of borrowings permitted by Investment Restriction (3).

 Accordingly, the Trust may not on behalf of any Fund (except for Government
Fund):

(1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act.

(2) purchase securities if such purchase would cause more than 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. However, there is no limitation with respect to, and each Fund (other than Money Market Fund and Plus Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of Money Market Fund and Plus Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of Money Market Fund and Plus Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

(3) borrow money, except that (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through re verse repurchase agreements in amounts up to 33/1/3/% of its total assets (including the amount borrowed),
     (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of port-folio securities, and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

(4) make loans, except through (a) the purchase of debt obligations in accordance with each Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting.

(6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.


Government Fund may not:

(1) with respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Fund in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(2) with respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(3) borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund's assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending;

(4) mortgage, pledge or hypothecate its assets except to secure permitted borrowings;

(5) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(6) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies to, concentrate its investments in, U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

(7) issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur and except for shares of existing or additional series of the Trust;

(8) purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Fund as a result of the ownership of securities;

(9) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Fund's investment objective and policies may be deemed to be loans;

(10) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Fund may acquire puts in connection with the acquisition of a debt instrument);

(11) invest in other companies for the purpose of exercising control or management.

Each Fund may, notwithstanding any other fundamental restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Fund:

     (a) invest in companies for the purpose of exercising control or management.

     (b) invest more than 10% of a Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

     (d)  make short sales of securities, except short sales against the box.


As money market funds, the Funds must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Fund's portfolio may not exceed 397 days and a Fund's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Fund, other than the Tax-Exempt Funds, as a matter of non-funda mental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Money Market Plus, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Free Money Market Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such

Funds may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Fund , no more than 10% of the Fund's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Funds (which are the only Funds that may invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Funds' total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Fund's investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Fund's total assets and the Fund's investment in such conduit securities issued by any issuer may not exceed 1% of the Fund's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

                             TRUSTEES AND OFFICERS

Information pertaining to the Board of Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------
Ashok N. Bakhru, 53     Chairman        Executive Vice President -
1325 Ave. of Americas      & Trustee    Finance and Administration and
NY, NY  10019                           Chief Financial Officer, Coty Inc.
                                        (since April 1996); President, ABN
                                        Associates (since June 1994); Senior
                                        Vice President of Scott Paper Company
                                        until June 1994; Director of Arkwright
                                        Mutual Insurance Company; Trustee of
                                        International House of Philadelphia;
                                        Member of Cornell University Council;
                                        Trustee of the Walnut Street Theater.

*David B. Ford, 51      Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New York, NY 10004                      Partner, Goldman Sachs (1986-1996); Co-
                                        Head of GSAM (since December 1994).

*Douglas C. Grip, 35    Trustee &       Vice President, Goldman Sachs
One New York Plaza      President       (since May 1996); President, MFS
New York, NY 10004                      Retirement Services Inc., of Massachu-
                                        setts Financial Services (prior
                                        thereto).

*John P. McNulty, 44    Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New YOrk, NY  10004                     Partner of Goldman Sachs (1990-1994 and
                                        1995-1996); Co-Head of Goldman Sachs
                                        Asset Management (since November 1995);
                                        Limited Partner of Goldman Sachs (1994
                                        to November 1995).

Mary P. McPherson, 60   Trustee         President of Bryn Mawr College
Taylor Hall                             (since 1978); Director of
Bryn Mawr College                       Josiah Macy, Jr. Foundation
Bryn Mawr, PA  19010                    (since 1977); Director of the
                                        Philadelphia Contributionship (since
                                        1985); Director of Amherst College
                                        (since 1986); Director of Dayton Hudson
                                        Corporation (since 1988);

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

                                        Director of the Spencer Foundation
                                        (since 1993); and member of PNC Advisory
                                        Board (since 1993).

*Alan A. Shuch, 48      Trustee         Limited Partner, Goldman Sachs
One New York Plaza                      (since 1994); Director and
York, NY 10004                          Vice President of Goldman Sachs Funds
                                        Management, Inc. (from April 1990 to
                                        November 1994); President and Chief
                                        Operating Officer, GSAM (from September
                                        1988 to November 1994).

Jackson W. Smart, 66    Trustee         Chairman, Executive Committee, First
One Northfield Plaza                    Commonwealth, Inc. (a managed dental
#218                                    care company, (since January 1996);
Northfield, IL 60093                    Chairman and Chief Executive Officer,
                                        MSP Communications Inc. (a company
                                        engaged in radio broadcasting) (since
                                        November 1988); Director, Federal
                                        Express Corporation (since 1976),
                                        Evanston Hospital Corporation (since
                                        1980), First Commonwealth, Inc. (since
                                        1988) and North American Private Equity
                                        Group (a venture capital fund).


William H. Springer, 67 Trustee         Vice Chairman and Chief Financial and
701 Morningside Drive                   Administrative Officer of Ameritech (a
Lake Forest, IL 60045                   telecommunications holding
                                        company,(February 1987 to June 1991);
                                        Director, Walgreen Co. (a retail drug
                                        store business); Director of Baker,
                                        Fentress & Co. (a closed-end, management
                                        investment company.


Richard P. Strubel, 57  Trustee         Managing Director, Tandem Partners, Inc.
70 West Madison St.                     (since 1990); President and Chief
Suite 1400                              Executive Officer, Microdot, Inc.
Chicago, IL 60602                       (a diversified manufacturer of fastening
                                        systems and

NAME, AGE               POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST       DURING PAST 5 YEARS
----------------------  ----------  -----------------------------

                                    connectors)(January 1984 to
                                    October 1994).

*Scott M. Gilman, 37    Treasurer   Director, Mutual Funds Administration,
One New York Plaza                  GSAM (since April 1994); Assistant
New York, NY  10004                 Treasurer, Goldman Sachs Funds Management,
                                    Inc. (since March 1993); Vice President,
                                    Goldman Sachs (since March 1990).


*John M. Perlowski, 32   Assistant  Vice President, Goldman Sachs
One New York Plaza       Treasurer  (since July 1995); Director,
New York, NY                        Investors Bank and Trust
10004                               Company (November 1993 to July 1995); Audit
                                    Manager of Arthur Andersen LLP (prior
                                    thereto).

*Pauline Taylor, 50      Vice       Vice President of Goldman Sachs (since
4900 Sears Tower         President  June 1992); Director, Shareholder Servicing
Chicago, IL                         of GSAM (since June 1992).
60606

*John W. Mosior, 58      Vice       Vice President, Goldman Sachs and Manager
4900 Sears Tower         President  of Shareholder Servicing of GSAM (since
Chicago, IL                         November 1989).
 60606

*Nancy L. Mucker, 47     Vice       Vice President, Goldman Sachs;
4900 Sears Tower         President  Manager of Shareholder
Chicago, IL                         Servicing of GSAM (since
60606                               November 1989).

*Michael J. Richman, 36  Secretary  Associate General Counsel of
85 Broad Street                     GSAM (since February 1994);
New York, NY                        Vice President and Assistant
10004                               General Counsel of Goldman
                                    Sachs (since June 1992);
                                    Counsel to the Funds Group,
                                    GSAM (since June 1992);
                                    Partner, Hale and Dorr (Sep-
                                    tember 1991 to June 1992).

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

*Howard B. Surloff, 31  Assistant       Assistant General Counsel and
85 Broad Street          Secretary      Vice President, Goldman Sachs
New York, NY 10004                      (since November 1993 and May 1994,
                                        respectively ); Counsel to the Funds
                                        Group, GSAM (since November 1993); Asso-
                                        ciate of Shereff, Friedman, Hoffman &
                                        Goodman (prior thereto).

*Valerie Zondorak, 31   Assistant       Vice President, Goldman Sachs
85 Broad Street          Secretary      (since March 1997); Counsel to
New York, NY  10004                     the Funds Group, GSAM (since March
                                        1997); Associate of Shereff Friedman,
                                        Hoffman & Goodman (prior thereto).

*Steven E. Hartstein,   Assistant       Legal Products Analyst,
33                       Secretary      Goldman Sachs (June 1993 to
85 Broad Street                         present); Funds Compliance
New York, NY 10004                      Officer, Citibank Global Asset
                                        Management (August 1991 to June 1993).

*Deborah Farrell, 25    Assistant       Legal Assistant, Goldman
85 Broad Street          Secretary      Sachs (since January 1994).
New York, NY 10004                      Formerly at Cleary Gottlieb,
                                        Steen and Hamilton.

*Kaysie P. Uniacke, 36  Assistant       Vice President and Senior
One New York Plaza       Secretary      Portfolio Manager, GSAM (since 1988).
New York, NY 10004

*Elizabeth D.
  Anderson, 27          Assistant       Portfolio Manager, GSAM (since
One New York Plaza       Secretary      April 1996); Junior Portfolio
New York, NY 10004                      Manager, GSAM (since 1995-1996); Funds
                                        Trading Assistant, GSAM (1993-1995);
                                        Compliance Analyst, Prudential
                                        Insurance (1991-1993).

Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:


                                          Pension or           Total
                                          Retirement        Compensation
                                           Benefits      from Goldman Sachs
                          Aggregate       Accrued as        Mutual Funds
                         Compensation       Part of        (including the
Name of Trustee         from the Funds  Funds' Expenses       Funds)*
----------------------  --------------  ---------------  ------------------
Paul C. Nagel, Jr.**       $28,050           $0              $62,450
Ashok N. Bakhru            $35,126           $0              $69,299
Marcia L. Beck***          $0                $0              $0
David B. Ford              $0                $0              $0
Alan A. Shuch              $0                $0              $0
Jackson W. Smart           $29,198           $0              $58,954
William H. Springer        $29,198           $0              $58,954
Richard P. Strubel         $29,198           $0              $58,594

______________

     * The Goldman Sachs Mutual Funds consisted of 29 mutual funds, including the five Funds in existence on December 31, 1996.

     **   Retired as of June 30, 1996.

     ***  Resigned as President and Trustee on May 1, 1996.

                  THE ADVISER, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER
-----------

GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Funds. Under the Management Agreement between Goldman Sachs and the Trust on behalf of the Funds, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Fund, acts as investment adviser and directs the investments of the Funds. In addition, GSAM administers the Funds' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .205% of each Fund's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding management fees, fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Fund, on an annualized basis, to .01% of the average daily net assets of that Fund. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Fund's estimated annualized expense ratio and the expense limit for that Fund. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed not to impose a portion of its management fee.

The Trust, on behalf of each Fund, is responsible for all expenses other than those expressly borne by GSAM under the Funds' Management Agreement. The expenses borne by shares of each Fund include, without limitation, the fees payable to GSAM, the fees and expenses of the Funds' custodian, fees and expenses of the Funds' transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Funds, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, their proportionate share of the compensation and expenses of the Trust's "non-interested" Trustees, and extraordinary expenses incurred by the Funds.

  Prior to May 1, 1997, the Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement. The services required to be performed for the Funds and the combined advisory and administration fees payable by the Funds under the former advisory and administration agreements are identical to the services and fees under the Management Agreement. For the fiscal years ended December 31, 1996 and December 31, 1995 and the eleven months ended December 31, 1994 the amounts of the management fee (including both advisory and administration fees) incurred by each Fund were as follows:


                                    Dec. 1996    Dec. 1995    Dec. 1994
                                   -----------  -----------  -----------
Prime Obligations Fund              $8,504,328   $7,194,392   $3,485,286
Money Market Fund/(1)/               5,131,644    3,236,027      900,121
Treasury Obligations Fund            4,121,944    2,401,903    1,186,773
Government Fund                      2,179,655    1,119,731      243,841
Tax-Free Money Market Fund/(2)/        930,176      459,413       35,436

------------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


GSAM has agreed that it will not impose a portion of its manage ment fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Funds for the periods indicated:

                                   Dec. 1996   Dec. 1995   Dec. 1994
                                   ----------  ----------  ----------
Prime Obligations Fund             $1,750,891  $3,173,924  $1,609,383
Money Market Fund/(1)/              1,142,133   1,063,477     482,154
Treasury Obligations Fund             848,635   1,747,326     554,447
Government Fund                       448,753     493,804     159,290
Tax-Free Money Market Fund/(2)/       219,242     304,151     109,909
---------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


The Management Agreement entered into on behalf of the Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 23, 1997. The Funds' shareholders approved the Management Agreement on April 21, 1997. The Manage ment Agreement will remain in effect until June 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Fund (as defined in the Investment Company Act) and, in either case, by a majority of "non-interested" Trustees.

Goldman Sachs has authorized any of its directors, partners, officers and employees who has been elected or appointed as a Trustee or officer of the Trust to serve in the capacities in which he or she has been elected and appointed.

In addition, GSAM assumed certain expenses related to the operations of each Fund during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Funds would have incurred the following additional expenses:

                                1996      1995     1994
                              --------  --------  -------
Prime Obligations Fund        $637,605  $382,318  $   -0-
Money Market Fund              456,796   420,234      N/A
Treasury Obligations           551,885   280,395      -0-
Government Fund                352,113   197,008   98,125
Tax-Free Money Market Fund      83,097    83,376      N/A
--------------------------


Each Fund may use any name derived from the name "Goldman Sachs" only as long as its Management Agreement remains in effect. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Fund or by either party upon sixty (60) days' written notice to GSAM or by GSAM without penalty at any time on 60 days' written notice to the Trust.

In managing the Tax-Free Money Market and Municipal Money Market Funds, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and adminis trative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT
----------------------------------

Goldman Sachs acts as principal underwriter and distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust which was most recently approved by the Board of Trustees on April 23, 1997. Goldman Sachs also serves as the transfer agent of each Fund. Goldman Sachs provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Funds.

Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.



ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY
----------------------------------------------------------------------------
GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and their
-------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary inter ests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be execut ed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be peri-ods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with their management of the Funds, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The propri etary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Funds.

The results of each Fund's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transac tions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.


                             PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Funds and of all other accounts managed by GSAM for execution with many firms.

GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Funds buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Funds to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Funds may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

Under the Investment Company Act, the Funds are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker-dealers: Shearson Lehman, Chase Manhattan, Bear Stearns Cos., Union Bank of Switzerland, Daiwa Securities America, Inc., Morgan Stanley, Swiss Bank Corp., Smith Barney Shearson, Salomon Brothers, Inc., and Bankers Trust. As of December 31, 1996, each Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands); Prime Obligations Fund - Bear Stearns ($149,014), Swiss Bank Corp. ($52,981), Chase Manhattan ($246,912), Morgan Stanley & Co., Inc. ($267,039); Government Fund - Bear Stearns ($50,000), Morgan Stanley & Co. ($138,753), Chase Manhattan ($115,627), Swiss Bank Corp. ($62,531); Treasury Obligations Fund - Swiss Bank Corp. ($252,384), Bear Stearns ($125,000), Lehman Brothers ($125,000), Union Bank of Switzerland ($125,000), Chase Manhattan ($466,686), Daiwa Securities ($125,000), Morgan Stanley & Co., Inc. ($560,024), Smith Barney Inc. ($100,000);
and Money Market Fund - Swiss Bank Corp. ($36,494), Chase Manhattan ($102,482), Morgan Stanley & Co., Inc. ($103,879).


                                NET ASSET VALUE

The net asset value per share of each Fund (except for Government Fund, Money Market Plus Fund and Treasury Obligations Fund) is determined by the Funds' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) (in the case of the Government Fund, Money Market Plus Fund and Treasury Obligations Fund, net asset value is determined at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which banks in Chicago, Boston or New York are closed on local holidays. Such holidays include: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Each Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interests of each Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Funds may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether such Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of the methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares.

In order to continue to use the amortized cost method of valuation each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are at the time of acquisition rated by the requisite number of NRSROs in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by GSAM. Also, each Fund must maintain a dollar-weighted average portfolio maturity (not more than ninety (90) days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and may not purchase any instrument with a remaining maturity of more than thirteen (13) months. However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a stated maturity of more than thirteen (13) months, if (i) the security is a floating or variable rate security with certain demand and interest rate reset features and (ii) the security, except in the case of Tax-Free Fund and Municipal Fund, is a First Tier Security.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses are allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. In addition, within each Fund, FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Fund's shares.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from a Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

A FST shareholder of any Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Fund by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or Service Organization in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Funds.


                        CALCULATION OF YIELD QUOTATIONS

Each Fund's yield quotations are calculated in accordance with a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

Yield, effective yield and tax equivalent yield are calculated separately for each class of a Fund's shares. Each class of shares is subject to different fees and expenses and, consequently, may have differing yields for the same period.

The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Fund.

Each Fund also may advertise a quotation of effective yield for a seven (7) calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding one (1) to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

Effective Yield=[(base period return + 1)/to the power of 365 divided by 7/] - 1.

Treasury Instruments, Federal, Tax-Free and Municipal Funds may also advertise a tax-equivalent yield which is computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund. The return of each Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

          The yield, effective yield and tax-equivalent yield of each Fund, with respect to FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares for the seven-day period ended December 31, 1996 were as follows:


                                    Effective     Tax-Equivalent
                                      Yield           Yield         Yield
                                    ---------     --------------    -----
Prime Obligations Fund:
     FST Shares                        5.34            5.48           N/A
     FST Administration Shares         5.09            5.23           N/A
     FST Service Shares                4.84            4.98           N/A
     FST Preferred Shares              5.24            5.38           N/A

Money Market Fund:
     FST Shares                        5.38            5.54           N/A
     FST Administration Shares         5.13            5.29           N/A
     FST Service Shares                4.88            5.04           N/A
     FST Preferred Shares              5.28            5.44           N/A

Treasury Obligations Fund:
     FST Shares                        5.43            5.56           N/A
     FST Administration Shares         5.18            5.31           N/A
     FST Service Shares                4.93            5.06           N/A
     FST Preferred Shares              5.33            5.42           N/A

Government Fund:
     FST Shares                        5.36            5.52           N/A
     FST Administration Shares         5.11            5.27           N/A
     FST Service Shares                4.86            5.02           N/A
     FST Preferred Shares              5.26            5.42           N/A

Tax-Free Fund:
     FST Shares                        3.74            3.81          6.19
     FST Administration Shares         3.49            3.56          5.78
     FST Service Shares                3.24            3.31          5.36
     FST Preferred Shares              3.64            3.71          6.03

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield and the tax-equivalent yield of each Fund for the same period would have been as follows:


                                           Effective     Tax-Equivalent
                                  Yield      Yield           Yield
                                  -----    ---------     --------------

Prime Obligations Fund:
     FST Shares                    5.29       5.43             N/A
     FST Administration Shares     5.04       5.18             N/A
     FST Service Shares            4.79       4.93             N/A
     FST Preferred Shares          5.19       5.33             N/A

Money Market Fund:
     FST Shares                    5.35       5.49             N/A
     FST Administration Shares     5.10       5.24             N/A
     FST Service Shares            4.85       4.99             N/A
     FST Preferred Shares          5.25       5.39             N/A

Treasury Obligations Fund:
     FST Shares                    5.36       5.51             N/A
     FST Administration Shares     5.11       5.26             N/A
     FST Service Shares            4.86       5.01             N/A
     FST Preferred Shares          5.26       5.41             N/A

Government Fund:
     FST Shares                    5.31       5.45             N/A
     FST Administration Shares     5.06       5.20             N/A
     FST Service Shares            4.81       4.95             N/A
     FST Preferred Shares          5.21       5.35             N/A

Tax-Free Fund:
     FST Shares                    3.70       3.76            6.13
     FST Administration Shares     3.45       3.51            5.71
     FST Service Shares            3.20       3.26            5.30
     FST Preferred Shares          3.60       3.66            5.96

The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

From time to time any Fund may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropol, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Fund's performance with that of other mutual funds with similar investment objectives.

The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

A Fund's performance data will be based on historical results and is not intended to indicate future performance. A Fund's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Fund will fluctuate unlike certain bank deposits or other investments which pay a fixed yield of return.

The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or potential benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may also highlight or summarize the services that GSAM and/or its affiliates provide in support of an asset allocation program.


                                TAX INFORMATION

Each Fund has qualified and has elected or intends to qualify and elect to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

  In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock, securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total (gross) assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of the market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

Each Fund, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Fund distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year, and in the case of any Fund that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Fund will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Fund paid no federal income tax.

Dividends paid by a Fund from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Fund from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Fund's net realized capital gains for a taxable year are computed by taking into account any capital loss carryforward of that Fund. At December 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                                         Years of
                              Amount    Expiration
                              ------    ----------

Tax Free Money Market Fund    $13,000       2004

Distributions paid by Tax-Free Fund or Municipal Fund from tax-exempt interest received by it and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Distributions paid by the other Funds from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds", if any, received by a Fund may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition tax-exempt distributions of a Fund may be considered in computing the "adjusted current earnings" preference item of its corporate shareholders in determining the corporate alternative minimum tax. To the extent that a Fund invests in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earns other taxable income any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of Tax-Free Fund or Municipal Fund will generally not be deductible. The availability of tax-exempt obligations and the value of these Funds may be affected by restrictive tax legislation enacted in recent years.

In purchasing municipal obligations, Tax-Free Fund and Municipal Fund each relies on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. Each Fund does not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct.

Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

Money Market Fund and/or Plus Fund may be subject to foreign withholding or other foreign taxes with respect to its investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and the applicable Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although neither Fund anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by either Fund, that Fund could make an election under Code Section 853 to permit its shareholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund in foreign countries. In the event such an election is made, shareholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the

Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

Each Fund will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt shareholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Tax-Free Fund or Municipal Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt interest dividends. Each Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Funds successfully maintain a constant net asset value per share. Shareholers should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes.

All distributions (including exempt-interest dividends) whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Funds will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Free Fund and the Municipal Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who received exempt-interest dividends and have not held their shares of the applicable Fund for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Fund. Each shareholder should consult his or her own tax advisor to determine the tax consequences of an investment in the Fund in the shareholder's own state and locality.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Fund and, if a current IRS Form W-8 or acceptable substitute is not on file with the Fund, may be subject to backup witholding on certain payments.

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Funds may have tax consequences for shareholders different from those of a direct investment in the Funds' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Funds in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states exempt from personal income tax distributions by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.

This discussion of the tax treatment of the Funds and their shareholders is based on the tax laws in effect as of the date of this Statement of Additional Information, which are subject to change either prospectively or retroactively.

                        ORGANIZATION AND CAPITALIZATION


The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, under a Declaration of Trust dated January 28, 1997 on April 30, 1997.

The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allo cated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Statement of Addition al Information, the Trustees have authorized the issuance of up to four classes of shares of each of the Funds: FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares.

Each FST Share, FST Administration Share, FST Service Share and FST Preferred Share of a Fund represents a proportionate interest in the assets belonging to such Fund. It is contemplated that most shares will be held in the accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's investors. FST Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its custom ers, including maintenance of account records and processing orders to purchase, redeem and exchange FST Administration Shares. FST Administration Shares of a Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such Shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares. FST Preferred Shares of a Fund bear the cost of preferred administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares. FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including mainte nance of account records, processing orders to purchase, redeem and exchange FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. FST Service Shares of a Fund bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such shares.

It is possible that an institution or its affiliates may offer different classes of shares (i.e., FST Shares, FST Administration

Shares, FST Service Shares or FST Preferred Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. In the event a Fund is distributed by sales persons or any other persons, they may receive different compensation with respect to different classes of shares of a Fund. FST Administration Shares, FST Preferred Shares and FST Service Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another Fund. Except as described above, the four classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transfer able and have no preemptive subscription or conversion rights.

  As of the date of this Statement of Additional Information, no shares of Municipal Fund and Plus Fund were outstanding.

As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Prime Obligations Fund: Commerce Bank of Kansas City, PO Box 248, Kansas City, MO 64141 (12.02%), Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (7.38%) and University of Texas Systems, 201 W. 7th Street, Austin, TX (11.58%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Money Market Fund: Loral Corporation, 600 Third Avenue, New York, NY 10016 (9.13%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601-3203(7.87%) and Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (6.50%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Obligations
Fund: Commerce Bank of Kansas City, NA, PO Box 248, Kansas City, MO 64141 (11.34%), Associated Bank, P.O. Box 1007, Neehah, WI (7.98%), Amalgamated Bank of Chicago, One West Monroe Street, Chicago, IL 60603 (6.31%), and Fulton Bank, P.O. Box 3215, Lancaster, PA 17604 (5.52%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Government Fund: Chicago Trust Company, 171 N. Clark St., Chicago, IL 60601 (21.46%), Mellon Bank, Three Mellon Bank Center, Pittsburgh, PA 15258 (5.64%) and Texas State Treasury, P.O. Box 12608, Austin, TX 78711 (10.35%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Tax-Free Fund: Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (10.48%), Hilliard Lyons Trust Co., P.O. Box 32760,

Louisville, KY 40232 (6.22%), Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (16.78%) and Summit Bank, P.O. Box 821, Hackensack, NJ 07602 (8.73%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Federal Fund: Burlington Bank & Trust, MATCO, P.O. Box 728, Burlington, IA 52601 (5.48%), Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702 (9.75%), Commerce Bank NA, LENEXA, P.O. Box 419248, Kansas City, MO 64141 (5.64%), Commerce Bank of Kansas City, P.O. Box 419248, BB4-1, Kansas City, MO 64141 (19.69%), First National Bank of Southwestern Ohio, P.O. Box 476, Hamilton, OH 45012 (16.40%), Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (14.13%), United National Bank-NJ, Hubbell & Co., 202 Park Avenue, Plainfield, NJ 07060 (6.28%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Instruments Fund: Central Bank & Trust Co., CEBANTCO, P.O. Box 1360, Lexington, KY 40590 (10.48%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601 (5.06%), Harris Trust & Savings Bank, 200 W. Monroe Street, Fl. 12, Chicago, IL 60606 (40.64%), Northern Capital Trust of Fargo, P.O. Box 829, Fargo, ND 58102 (16.70%), William Harris Investors, Inc., 2 N. LaSalle Street, Ste. 400, Chicago, IL 60602 (22.01%).

  Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

  The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Delaware law, the shareholders of the Funds are not gener ally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

In addition to the requirements under the Declaration of Trust, the Trust provides that shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstand ing shares of the Fund, or 10% of the outstanding shares of the class to which such action relates, shall join in the request of the Trustees to commence such action; and (b) the Trustees may be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merit of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Funds' assets and, in that capacity, maintains the accounting records and calculates the daily net asset value per share of each Fund. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Funds.


                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accounts, One International Place, 100 Oliver Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares each Fund's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                              FINANCIAL STATEMENTS

The Financial Statements of the Funds then in existence and conducting investment operations, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets, the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the December 31, 1996 Annual Report to the shareholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

                              ADMINISTRATION PLAN

     The Trust, on behalf of each Fund, has adopted an administration plan (the "Plan") with respect to the FST Administration Shares which authorizes the Funds to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of each Fund, will enter into agreements with Service Organizations which purchase FST Administration Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns FST Administration Shares, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange FST Administration Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in shares by customers. As compensation for such services, each Fund will pay each Service Organization an administration fee in an amount up to .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares of such Fund attributable to or held in the name of such Service Organization.

     For the fiscal years ended December 31, 1996 and December 31, 1995 and the eleven months ended December 31, 1994, the amount of administration fees paid by each Fund to Service Organizations was as follows:


                             Dec. 1996   Dec. 1995  Dec. 1994
                             ----------  ---------  ---------
Prime Obligations Fund       $  527,357   $318,346   $139,235
Money Market Fund/(1)/          474,043    283,241     78,743
Treasury Obligations Fund     1,100,814    457,071     79,171
Government Fund                 250,618    131,629     83,036
Tax Free Fund/(2)/              128,721     32,166      1,800
---------------

(1) FST Administration Share activity commenced May 20, 1994.
(2) FST Administration Share activity commenced August 1, 1994.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Administration Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in FST Administration Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Administration Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements for each Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on April 23, 1997. The Plan and Service Agreements will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the FST Administration Shareholders of each Fund, and all material amendments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding FST Administration Shares of each Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding FST Administration Shares of each Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Fund and holders of FST Administration Shares of such Fund.
In the Board of Trustees' quarterly review of the Plan and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

================================================================================
Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

Goldman Sachs
Money Market Trust
Financial Square
Funds

-------------------------------------------------------------------

Annual Report
December 31, 1996

Prime Obligations Fund
Money Market Fund
Treasury Obligations Fund
Government Fund
Tax-Free Money Market Fund

-------------
Goldman
Sachs
-------------

--------------------------------------------------------------------------------
================================================================================

================================================================================
================================================================================

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Money Market Trust/Financial Square Funds in 1996. It was another strong year for the Funds, during which all of the portfolios outperformed their respective IBC Financial Data, Inc. averages during the period. Assets in the Financial Square Funds totaled $12.2 billion as of December 31, 1996, up 34% from last year.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation.

     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

                        Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                             [PLOT POINTS TO COME]

Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the Funds' weighted average maturities and structures were equally important to our strategy.

     During the second and third quarters of 1996, we extended the Financial Square Funds' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Funds closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for Financial Square Funds Institutional Shares* as of 12/31/96



---------------------------------------------------------------------
                                                        Weighted
                    SEC 7-Day   SEC 7-Day    30-Day      Average
 Financial Square    Current    Effective    Average    Maturity
       Funds          Yield       Yield       Yield      (days)
=====================================================================
 Prime
   Obligations        5.34%       5.48%       5.31%        41
--------------------------------------------------------------------
 Money Market         5.38%       5.54%       5.34%        37
--------------------------------------------------------------------
 Treasury
   Obligations        5.43%       5.56%       5.29%        33
--------------------------------------------------------------------
 Government           5.36%       5.52%       5.30%        36
--------------------------------------------------------------------
 Tax-Free
   Money Market       3.74%       3.81%       3.42%        34
--------------------------------------------------------------------

* Financial Square Funds offer four separate classes of shares (Institutional, Preferred, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle shareholders to different services. The Preferred, Administration and Service shares offer financial institutions the opportunity to receive a fee for providing administrative support services. The Preferred shares pay 0.10%, Administration shares pay 0.25%, and the Service shares pay 0.50%. More complete information, including management fees and expenses, is included in the Funds' prospectus or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy Economy and a Strong Market
     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.
      The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.
     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.
     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.
     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Credit Picture Abroad:  Europe Improved, While Asia Was Generally Stable
     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks.
     In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.
     In 1996, we continued to apply conservative credit standards to our money market Funds. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments.

Outlook and Strategies for 1997
     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.
     Consequently, the Financial Square Funds will continue to be managed with short-to-neutral average life targets and short, laddered structures to prepare for the probability of higher rates ahead.

Extended Trading Hours Improve Service Further
     To meet the needs of many institutional investors who receive inflows of cash late in the day, we extended the trading hours for both purchases and redemptions in the Financial Square Treasury Obligations Fund until 5:00 p.m. EST. (The Financial Square Government Fund also provides late-day service.) We have found many of our clients enjoy the added flexibility of late-day trading and are increasing their use of this beneficial service.
     In closing, we thank you for your support and for making 1996 a successful year for the Financial Square Funds. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
---------------------

Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund

December 31, 1996



-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations--53.0%
Bank Holding Companies
BankAmerica Corp.
$150,000,000          5.27%          03/21/97         $ 148,265,292
Chase Manhattan Corp.
 100,000,000          5.28           03/14/97            98,944,000
JP Morgan & Co., Inc.
  25,000,000          5.73           05/30/97            24,407,104
NationsBank Corp.
  50,000,000          5.40           05/09/97            49,040,000
Business Credit Institutions
General Electric Capital Corp.
  50,000,000          5.30           03/26/97            49,381,667
 100,000,000          5.44           04/03/97            98,609,778
JC Penney Funding Corp.
  50,000,000          5.31           01/31/97            49,778,750
Commercial Banks
CP Trust Certificates Series 1996
  85,000,000          5.68/(a)/      03/28/97            85,000,000
Financial Services
National Rural Utilities Cooperative
  34,250,000          5.30           02/11/97            34,043,263
  62,000,000          5.28           02/21/97            61,536,240
Life Insurance
Commonwealth Life Insurance Co.
  20,000,000          5.64/(b)/      05/08/97            20,000,000
Pacific Mutual Life Insurance Co.
  50,000,000          5.52/(b)/      02/28/97            50,000,000
Prudential Funding Corp.
  50,000,000          6.50           01/02/97            49,990,972
  50,000,000          5.43           02/28/97            49,562,583
Motor Vehicles and Equipment
Ford Motor Credit Co.
 150,000,000          5.31           02/04/97           149,247,750
Personal Credit Institutions
Associates Corp. of North America
  50,000,000          6.30           01/02/97            49,991,250
  50,000,000          5.32           01/30/97            49,785,722
  50,000,000          5.32           01/31/97            49,778,333
Household Finance Corp.
  50,000,000          5.32           03/12/97            49,482,778
Transamerica Finance Corp.
  10,000,000          5.52           01/28/97             9,958,600
  50,000,000          5.43           02/28/97            49,562,584
  21,000,000          5.29           03/13/97            20,780,906
  31,308,000          5.29           03/14/97            30,976,761
USAA Capital Corp.
  30,000,000          5.34           04/07/97            29,572,800
Receivable/Asset Financings
Beta Finance Inc.
  16,000,000          5.58           01/27/97            15,935,520
  24,000,000          5.58           02/03/97            23,877,240
  15,000,000          5.50           02/04/97            14,922,083
  19,000,000          5.35           04/07/97            18,728,933
  25,000,000          6.11           06/17/97            25,000,000
Delaware Funding Corp.
  30,832,000          5.29           02/20/97            30,605,470
Enterprise Funding Corp.
  50,000,000          5.33           01/23/97            49,837,139
International Lease Finance Corp.
  60,000,000          5.30           03/17/97            59,337,500
  20,000,000          5.29           03/24/97            19,759,011
New Center Asset Trust
  25,000,000          5.52           01/28/97            24,896,500
  25,000,000          5.37           04/04/97            24,653,188
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 100,000,000          5.30           02/13/97            99,366,945
  50,000,000          5.30           02/18/97            49,646,667
C.S. First Boston, Inc.
  60,000,000          5.33           01/22/97            59,813,450
Merrill Lynch & Co., Inc.
  50,000,000          5.35           02/11/97            49,695,347
  25,000,000          5.45           02/19/97            24,814,549
  75,000,000          5.33           02/26/97            74,378,167
Morgan Stanley Group, Inc.
  40,000,000          5.59           01/28/97            39,832,300
  50,000,000          5.41           02/03/97            49,752,042
  20,000,000          5.32           02/06/97            19,893,600
  40,000,000          5.53           06/27/97            40,000,000

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund  (continued)
December 31, 1996


-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations (continued)
Telecommunications
Ameritech Corp.
$ 70,000,000          5.34%          04/07/97        $   69,003,200
Tobacco
Philip Morris Co.
  70,000,000          6.50           01/02/97            69,987,361
-------------------------------------------------------------------
Total Commercial Paper and Corporate
  Obligations                                        $2,311,433,345
-------------------------------------------------------------------
Bank Notes--15.6%
Dakota Certificates of Standard Credit Card Master Trust
$ 50,000,000          5.33%(b)       02/07/97        $   49,726,097
FCC National Bank
  40,000,000          5.70           05/22/97            39,953,925
  75,000,000          6.00           06/02/97            75,003,030
First Bank FSB
  50,000,000          5.62(b)        02/11/97            50,000,000
  20,000,000          5.61(b)        04/11/97            19,998,937
First National Bank of Maryland
  20,000,000          5.60(b)        09/30/97            19,994,187
Harris Trust & Savings Bank
  16,500,000          6.04           06/17/97            16,520,097
Household Bank FSB
  50,000,000          5.63(b)        09/23/97            49,997,602
Huntington National Bank
  35,000,000          6.05           06/13/97            35,042,420
PNC Bank, N.A.
  58,500,000          5.58(b)        04/01/97            58,488,742
 100,000,000          5.40(b)        10/01/97            99,941,219
Society National Bank of Cleveland
 100,000,000          5.58           05/14/97            99,961,237
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97            40,000,000
Southtrust Bank of Alabama, N.A.
  25,000,000          5.54(b)        05/15/97            24,995,313
-------------------------------------------------------------------
Total Bank Notes                                     $  679,622,806
-------------------------------------------------------------------
U.S. Government Agency Obligations--7.1%
Federal Farm Credit Bank
  32,000,000          5.39           02/24/97            31,741,280
Federal Home Loan Mortgage Corp.
  50,000,000          5.40           02/24/97            49,595,000
Federal National Mortgage Association
$200,000,000          5.36%          03/04/97        $  198,153,778
  30,000,000          5.35           03/17/97            29,665,625
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  309,155,683
-------------------------------------------------------------------
Certificates of Deposit--6.9%
Chase Manhattan Corp.
$ 25,000,000          5.75%          02/03/97        $   25,000,000
  25,000,000          5.42           03/12/97            25,000,000
Mellon Bank, N.A.
  50,000,000          5.35           02/19/97            50,000,000
 100,000,000          5.50           04/07/97           100,000,000
Morgan Guaranty Trust Co.
  50,000,000          5.65           02/03/97            50,000,445
Union Bank of California
  50,000,000          5.58           02/28/97            50,000,000
-------------------------------------------------------------------
Total Certificates of Deposit                        $  300,000,445
-------------------------------------------------------------------
Repurchase Agreements--17.7%
C.S. First Boston Corp., dated 12/31/96, repurchase price
   $302,790,000 (FNMA: $308,478,596, 6.00%-6.18%, 02/01/09-04/01/34)
$300,000,000          5.40%          03/03/97        $  300,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $102,538,618, 5.47%, 12/30/97)
 100,000,000          6.50           01/02/97           100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $75,641,250 (FNMA: $78,669,875, 7.50%, 04/01/26)
  75,000,000          5.40           02/26/97            75,000,000
Joint Repurchase Agreement Account
 297,900,000          6.58           01/02/97           297,900,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  772,900,000
-------------------------------------------------------------------
Total Investments                                    $4,373,112,279/(c)/
===================================================================

/(a)/Variable rate security - base index is either U.S. Treasury
     Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
/(b)/Variable rate master note-base index is Federal Funds. /(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices. The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Money Market Fund
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Commercial Paper and Corporate Obligations--45.7%
Commercial Banks

CP Trust Certificates Series 1996
$ 60,000,000          5.68%\(a)\     03/28/97         $   60,000,000

Computer Software and Services

First Data Corp.
  20,000,000          5.40           02/19/97             19,853,000

Siemens Capital Corp.
  25,000,000          5.32           02/13/97             24,841,139

Foreign Banks

ABN Amro N.A.
  50,000,000          5.45           02/28/97             49,560,972
Banca Crt Financial Corp.
  15,000,000          5.35           01/31/97             14,933,125
  22,945,000          5.42           04/01/97             22,634,095
  20,000,000          5.47           04/03/97             19,720,422
  13,000,000          5.42           04/08/97             12,810,149
BBL North America
 125,000,000          6.90           01/02/97            124,976,042
Bex America, Inc.
  36,000,000          5.36           01/21/97             35,892,900
Generale Bank
  70,000,000          5.35           04/10/97             68,970,125
Nordbanken, N.A.
  42,559,000          6.50           01/10/97             42,489,842
Royal Bank of Canada
 100,000,000          6.50           01/02/97             99,981,944
San Paolo U.S. Finance Corp.
  25,000,000          5.36           01/31/97             24,888,333
Swedbank, Inc.
 100,000,000          5.47           02/04/97             99,483,389
Unifunding, Inc.
  60,000,000          5.45           01/29/97             59,745,667
  50,000,000          5.36           04/07/97             49,285,333

Life Insurance
Sunamerica Life Insurance Co.
  50,000,000          5.50\(b)\      09/02/97             50,000,000

Mortgage Brokers

Countrywide Funding Corp.
  28,700,000          5.35           01/23/97             28,606,167
  27,000,000          5.35           01/28/97             26,891,663
Countrywide Home Loans
  50,000,000          6.65           01/02/97             49,990,764

Motor Vehicles and Equipment

Daimler Benz Corp., N.A.
  16,312,000          5.57%          01/14/97             16,279,190
  30,000,000          5.60           01/16/97             29,930,000
  10,000,000          5.35           03/25/97              9,876,653
  55,000,000          5.35           03/26/97             54,313,417
General Motors Acceptance Corp.
  20,000,000          5.57           02/04/97             19,894,789
  50,000,000          5.47           04/07/97             49,270,667

Security and Commodity Brokers, Dealers and Services
Merrill Lynch & Co., Inc.
  25,000,000          5.35           02/11/97             24,847,674
  25,000,000          5.45           02/19/97             24,814,549
  50,000,000          5.33           02/26/97             49,585,444
Morgan Stanley Group, Inc.
  22,900,000          5.53\(a)\      06/27/97             22,900,000
Nomura Holdings
  15,000,000          5.39           01/28/97             14,939,363
  50,000,000          5.39           01/30/97             49,782,903
--------------------------------------------------------------------
Total Commercial Paper and Corporate
Obligations                                           $1,351,989,720
--------------------------------------------------------------------
Bank Notes--15.1%

Dakota Certificates of Standard Credit Card Master Trust
$ 25,000,000          5.33%\(b)\     02/07/97         $  24,863,049
FCC National Bank
  25,000,000          5.70           05/22/97            24,971,203
  50,000,000          6.00           06/02/97            50,002,020
First Bank FSB
  75,000,000          5.61\(b)\      04/11/97            74,996,012
First National Bank of Maryland
  30,000,000          5.61\(b)\      09/26/97            29,991,409
  25,000,000          5.60\(b)\      09/30/97            24,992,734
Household Bank FSB
  25,000,000          5.63\(b)\      09/23/97            24,998,185
Huntington National Bank
  10,000,000          6.05           06/13/97             9,996,458

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Money Market Fund (continued)
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Bank Notes (continued)
PNC Bank, N.A.
$ 42,000,000          5.46%(b)       09/03/97         $   41,977,353
  50,000,000          5.40(b)        10/01/97             49,970,608
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97             40,000,000
Southtrust Bank of Alabama, N.A.
  50,000,000          5.45(b)        07/11/97             49,983,901
--------------------------------------------------------------------
Total Bank Notes                                      $  446,742,932
--------------------------------------------------------------------
Certificates of Deposit--1.2%

Chase Manhattan Corp.
$ 35,000,000          5.75%          02/03/97         $   35,000,000
--------------------------------------------------------------------
Total Certificates of Deposit                         $   35,000,000
--------------------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%

Norinchukin Bank, London
$125,000,000          5.49%          03/18/97         $  125,002,592
Sanwa Bank Ltd., London
 100,000,000          5.46           03/21/97            100,001,079
--------------------------------------------------------------------
Total Certificates of Deposit - Foreign Eurodollar    $  225,003,671
--------------------------------------------------------------------
Certificates of Deposit - Yankeedollar--12.3%

Fuji Bank, Chicago
$100,000,000          5.52%          01/17/97         $  100,000,441
Industrial Bank of Japan, New York
 100,000,000          5.46           03/19/97            100,001,051
Landesbank Hessen Thuer Gir, New York
  50,000,000          6.03           06/13/97             50,060,885
Sumitomo Bank, Los Angeles
  75,000,000          5.52           02/28/97             74,994,514
Westpac Banking Corp., New York
  40,000,000          5.97           06/06/97             40,027,198
--------------------------------------------------------------------
Total Certificates of Deposit - Yankeedollar          $  365,084,089
--------------------------------------------------------------------
Time Deposit--2.9%

Bank of Tokyo, Mitsubishi Bank Ltd., London
$ 85,000,000          5.50%          05/16/97         $   85,000,000
--------------------------------------------------------------------
Total Time Deposit                                    $   85,000,000
--------------------------------------------------------------------
Repurchase Agreements--15.4%

JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $69,839,000, 5.47%, 12/30/97; FHLMC:
   $32,517,875, 7.26%, 09/17/01)
$100,000,000          6.50%          01/02/97         $  100,000,000
SBC Government Securities, Inc., dated 12/31/96, repurchase price
   $150,052,083 (FNMA Stripped Securities: $149,437,500, 01/23/97;
   FNMA: $3,650,246, 6.50%, 08/15/97)
 150,000,000          6.25           01/02/97            150,000,000
Joint Repurchase Agreement Account
 205,200,000          6.58           01/02/97            205,200,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $  455,200,000
--------------------------------------------------------------------
Total Investments                                     $2,964,020,412(c)
================================================================================

(a) Variable rate security - base index is either U.S. Treasury Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
(b) Variable rate master note-base index is Federal Funds.
(c) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.



--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Obligations Fund
December 31, 1996


--------------------------------------------------------------------
Principal              Interest      Maturity            Amortized
 Amount                  Rate          Date                 Cost
=====================================================================
U.S. Treasury Obligations--8.5%

United States Treasury Notes

$ 100,000,000           5.63%        06/30/97         $   99,831,980
   30,000,000           6.00         09/02/97             29,991,342
   92,500,000           5.38         12/01/97             92,370,356
   40,000,000           5.25         12/31/97             39,901,534
--------------------------------------------------------------------
Total U.S. Treasury Obligations                       $  262,095,212
====================================================================
Repurchase Agreements--91.9%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $125,046,875 (U.S. Treasury Notes: $127,384,047, 5.75%-5.88%,
   10/31/98-12/31/98)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $101,332,500 (U.S. Treasury Note: $102,491,792, 5.50%,
   11/15/98)
  100,000,000           5.33         03/13/97            100,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase price
   $125,046,528 (U.S. Treasury Bond: $71,136,658, 8.50%,
   02/15/20; U.S. Treasury Note: $56,365,266, 7.25%, 08/15/04)
  125,000,000           6.70         01/02/97            125,000,000

Daiwa Securities, dated 12/31/96, repurchase price $125,047,917
   (U.S. Treasury Bill: $127,500,528, 11/13/97)
  125,000,000           6.90         01/02/97            125,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Bill: $127,500,296, 12/11/97)
  125,000,000           6.60         01/02/97            125,000,000

JP Morgan Securities, dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Notes: $127,371,815, 6.88%-7.75%,
   12/31/99-11/15/01)
  125,000,000           6.60         01/02/97            125,000,000

Lehman Government Securities, Inc., dated 12/31/96, repurchase price $125,049,306 (U.S. Treasury Stripped Securities:
   $127,500,543, 02/15/97-11/15/03)
  125,000,000           7.10         01/02/97            125,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $125,044,792 (U.S. Treasury Bills:
   $70,594,041, 01/09/97-01/30/97; U.S. Treasury Stripped
   Securities: $14,626,460, 08/15/98-11/15/99; U.S. Treasury
   Notes: $42,283,899, 7.50%-9.25%, 05/15/97-11/15/01)
  125,000,000           6.45         01/02/97            125,000,000

Nomura Securities International, Inc., dated 12/12/96, repurchase price $101,335,000 ( U.S. Treasury Bill: $9,629,890, 09/18/97;
   U.S. Treasury Notes: $92,371,056, 5.00%-8.13%, 05/31/97-05/31/01)
  100,000,000           5.34         03/12/97            100,000,000

Repurchase Agreements  (continued)

Sanwa Securities, dated 12/31/96, repurchase price $125,046,875
   (U.S. Treasury Notes: $85,107,798, 4.75%-5.25%,
   08/31/98-04/30/01; U.S. Treasury Bill: $40,971,000, 10/16/97)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

Smith Barney, Inc., dated 12/11/96, repurchase price $101,335,000
   (U.S. Treasury Bill: $1,475,971, 03/13/97; U.S. Treasury
   Stripped Security: $ 15,052,048, 02/15/98; U.S. Treasury
   Notes: $85,472,470, 4.75%-7.88%, 02/15/97-04/15/98)
  100,000,000           5.34         03/11/97            100,000,000

UBS Securities, Inc., dated 12/31/96, repurchase price
   $125,047,743 (U.S. Treasury Notes: $127,294,387, 6.13%-7.75%,
   05/31/97-11/15/01)
  125,000,000           6.88         01/02/97            125,000,000

Joint Repurchase Agreement Account
1,419,100,000           6.58         01/02/97          1,419,100,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $2,844,100,000
====================================================================
Total Investments                                     $3,106,195,212/(a)/
====================================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflects the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Government Fund
December 31, 1996

-------------------------------------------------------------------
 Principal            Interest       Maturity            Amortized
  Amount               Rate            Date                 Cost
===================================================================
U.S. Government Agency Obligations--44.7%

Federal Home Loan Bank
$ 35,000,000          5.40%(a)       04/04/97        $   34,991,708
  15,000,000          5.45           11/12/97            14,986,333
  20,000,000          5.42           12/02/97            19,973,237
  50,000,000          5.50(a)        12/26/97            49,959,182

Federal National Mortgage Association
  72,000,000          5.35           01/21/97            71,786,000
  25,000,000          5.35           01/24/97            24,914,549
  20,000,000          5.27(a)        04/04/97            19,985,729
  75,000,000          4.75(a)        04/21/97            74,974,867
 100,000,000          5.43(a)        09/12/97            99,940,710
  50,000,000          5.41(a)        09/29/97            49,981,540
  12,500,000          5.53           10/29/97            12,495,125
  75,000,000          5.40(a)        12/03/97            74,952,900
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  548,941,880
-------------------------------------------------------------------
U.S. Treasury Obligations--6.5%

United States Treasury Notes
$ 50,000,000          5.63%          06/30/97        $   49,915,080
  30,000,000          6.00           09/02/97            29,990,027
-------------------------------------------------------------------
Total U.S. Treasury Obligations                      $   79,905,107
-------------------------------------------------------------------
Repurchase Agreements--49.0%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $50,018,889 (FNMA: $51,422,558, 7.00%, 12/01/11-04/01/24)
$ 50,000,000          6.80%          01/02/97        $   50,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase price
   $50,671,875 (FHLMC: $52,596,865, 7.00%, 11/01/26)
  50,000,000          5.38           03/11/97            50,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $50,671,875 (FNMA: $51,607,046, 6.12%, 10/01/32)
  50,000,000          5.38           03/11/97            50,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase price
   $50,671,875 (FNMA: $52,512,714, 7.50%, 06/01/26)
  50,000,000          5.38           03/12/97            50,000,000

Nomura Securities International, Inc., dated 12/31/96, repurchase price $50,020,833 (FNMA: $34,860,373, 6.50%, 07/01/24; FHLMC:
   $16,396,948, 7.00%-8.00%, 12/01/22-12/01/26)
  50,000,000          7.50           01/02/97            50,000,000

Joint Repurchase Agreement Account
 351,600,000          6.58           01/02/97           351,600,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  601,600,000
-------------------------------------------------------------------
Total Investments                                    $1,230,446,987/(b)/
===================================================================

/(a)/Variable rate security-base index is either Federal Funds, Prime lending rate or one month LIBOR.

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Alabama--4.8%
Columbia IDB PCRB for Alabama Power Co. Series 1995 (A-1/VMIG1)
$ 1,500,000          5.00%            01/01/97          $ 1,500,000
Jefferson County MF Hsg. Refunding RB for Hickory Knolls Project
   Series 1994  (Amsouth Bank LOC)(P-1)
  4,040,000          4.25             01/07/97            4,040,000
Jefferson County Sewer Revenue Warrants Series 1995 A (Bayerische
   Landesbank Girozentrale LOC)(A-1+/VMIG1)
 18,200,000          4.25             01/07/97           18,200,000
Parrish IDB PCRB for Alabama Power Co. Series 1994 A(A-1+/VMIG1)
  2,150,000          5.00             01/01/97            2,150,000
-------------------------------------------------------------------
                                                        $25,890,000
-------------------------------------------------------------------
Arizona--1.4%
Maricopa County PCRB for Southern California Edison Co.
   Series 1985 C(A-1/P-1)
$ 6,450,000          3.60%            03/12/97          $ 6,450,000
Phoenix IDA MF Hsg. VRDN for Del Mar Terrace Apartments (Bank of
   America LOC)(MIG1)
  1,300,000          4.15             01/07/97            1,300,000
-------------------------------------------------------------------
                                                        $ 7,750,000
-------------------------------------------------------------------
Arkansas--0.8%
Crossett City PCRB for Georgia Pacific Corp. Series 1991(Suntrust
   Bank LOC)(A-1/P-1)
$ 4,500,000          4.15%            01/07/97          $ 4,500,000
-------------------------------------------------------------------
California--5.0%
California RANS Index Series 1996-97 B(SP-1+/MIG1)
$16,000,000          3.47%            01/31/97          $16,000,000
California RANS VRDN Series 1996-97(SP-1+/VMIG1)
  4,300,000          4.00             01/07/97            4,300,000
California School Cash Reserve Program Authority Series 1996
   (MBIA)(MIG1)
  4,500,000          4.50             12/19/97            4,537,690
Los Angeles County TRANS Series 1996-97 A(Credit Suisse/Morgan
   Guaranty/Westdeutsche Landesbank Girozentrale/Bank of America/ Union Bank of Switzerland LOC)(SP-1/MIG1)
  2,080,000          4.50             01/07/97            2,087,107
-------------------------------------------------------------------
                                                        $26,924,797
-------------------------------------------------------------------
Colorado--1.0%
Colorado Health Facilities Authority Series 1992 C(A-1+/VMIG1)
$ 5,500,000          4.15%            01/07/97          $ 5,500,000
-------------------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES Series 1988 C (Bayerische
   Landesbank Girozentrale LOC)(A-1/VMIG1)
$ 6,100,000          4.10%            01/07/97          $ 6,100,000
-------------------------------------------------------------------
Florida--4.6%
Dade County Water & Sewer RB Series 1994 (FGIC)(A-1/VMIG1)
$ 3,700,000          4.00%            01/07/97          $ 3,700,000
Florida Local Government Pooled CP Notes (First Union National
   Bank of Florida LOC)(A-1/P-1)
 11,617,735          3.70             01/30/97           11,617,735
Jacksonville PCRB for Florida Power & Light Co. Series 1995
   (A-1+/VMIG1)
    600,000          5.25             01/01/97              600,000
Putnam County Development Authority for Seminole Electric Series
   1984 H VRDN (CFC)(A-1+/P-1)
  9,100,000          4.15             01/07/97            9,100,000
-------------------------------------------------------------------
                                                        $25,017,735
-------------------------------------------------------------------
Georgia--6.8%
Bartow County PCRB for Georgia Power Co. Series 1996(VMIG1)
$ 5,800,000          5.25%            01/01/97          $ 5,800,000
Burke County PCRB for Georgia Power Co. Second Series 1995
   (A-1/VMIG1)
    800,000          5.00             01/01/97              800,000
Burke County PCRB for Georgia Power Co. Series 1994(VMIG1)
  3,800,000          5.00             01/01/97            3,800,000
Burke County PCRB for Georgia Power Co. Series 1995(A+/VMIG1)
  3,400,000          5.00             01/01/97            3,400,000
  6,300,000          5.25             01/01/97            6,300,000
Floyd County PCRB for Georgia Power Co. Series 1996(A-1/VMIG1)
  3,000,000          5.00             01/01/97            3,000,000
Monroe County Development Authority for Georgia Power Scherer
   Project Series 1995(A-1/VMIG1)
  3,300,000          5.00             01/01/97            3,300,000
Municipal Electric Authority of Georgia Subordinate General
   Resolution Series 1985 B(Credit Suisse/Morgan Guaranty/Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  4,575,000          3.55             03/06/97            4,575,000
  6,000,000          3.55             04/10/97            6,000,000
-------------------------------------------------------------------
                                                        $36,975,000
-------------------------------------------------------------------
Hawaii--0.7%
Hawaii Housing Finance and Development Authority MF Hsg.VRDN
   Series 1985 A(FHLB LOC)(A-1+)
$ 4,000,000          3.00%            01/07/97          $ 4,000,000
-------------------------------------------------------------------
-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Illinois--8.3%
Illinois Health Facilities Authority VRDN for Elmhurst Memorial
   Hospital Series 1993 B(VMIG1)
$ 8,900,000          5.30%            01/01/97          $ 8,900,000
Illinois Health Facilities Authority VRDN for Evangelical
   Hospitals Corp. Series 1985 A (First National Bank of Chicago
   LOC)(VMIG1)
  2,600,000          4.10             01/07/97            2,600,000
Illinois Health Facilities Authority VRDN for Healthcorp
   Affiliates Projects Series 1985 A (Northern Trust Company
   LOC)(VMIG1)
  2,700,000          4.15             01/07/97            2,700,000
Illinois Health Facilities Authority VRDN RB for Northwest
   Community Hospital Series 1995 (A-1+/VMIG1)
  5,000,000          4.20             01/01/97            5,000,000
Illinois Health Facilities Authority VRDN for Resurrection
   Healthcare(VMIG1)
  6,000,000          5.00             01/01/97            6,000,000
Illinois Health Facilities Authority VRDN Series 1985 C and D
   Revolving Fund Pooled Finance Program (First National Bank of Chicago LOC)(A-1/VMIG1)
 16,700,000          4.15             01/07/97           16,700,000
Sauget PCRB VRDN for Monsanto Series 1992(P-1)
  1,000,000          4.20             01/07/97            1,000,000
Sauget PCRB VRDN for Monsanto Series 1993(P-1)
  1,900,000          4.20             01/07/97            1,900,000
-------------------------------------------------------------------
                                                        $44,800,000
-------------------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN for Parkview Memorial Hospital
   Series 1985 B (Bank of America LOC)(VMIG1)
$ 8,100,000          4.15%            01/07/97          $ 8,100,000
Indiana Hospital Equipment Financing Authority VRDN Series 1985 A
   (MBIA)(A-1/VMIG1)
  2,500,000          4.20             01/07/97            2,500,000
Jasper County PCRB for Nipsco Series 1994 A and C(A-1+/VMIG1)
  9,300,000          5.10             01/01/97            9,300,000
Warrick County PCRB for Aluminum Company of America Series
   1992(A-1)
  7,475,000          4.15%            01/07/97            7,475,000
-------------------------------------------------------------------
                                                        $27,375,000
-------------------------------------------------------------------
Iowa--2.0%
Chillicothe PCRB for Midwest Power Systems Series 1993 A
   (A-1/VMIG1)
$ 3,700,000          4.15%            01/07/97          $ 3,700,000
Muscatine County VRDN for Monsanto Corp. Series 1992(P-1)
  7,200,000          4.20             01/07/97            7,200,000
-------------------------------------------------------------------
                                                        $10,900,000
-------------------------------------------------------------------
Kentucky--0.6%
Calvert PCRB for Air Products and Chemicals, Inc. Project Series
   1993 A(A-1)
$ 3,000,000          4.20%            01/07/97          $ 3,000,000
-------------------------------------------------------------------
Maryland--2.1%
Anne Arundel County RB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
$ 1,000,000          3.65%            03/10/97          $ 1,000,000
  5,380,000          3.60             03/13/97            5,380,000
Baltimore County PCRB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
  5,000,000          3.70             01/15/97            5,000,000
-------------------------------------------------------------------
                                                        $11,380,000
-------------------------------------------------------------------
Massachusetts--0.7%
Massachusetts Bay Transportation Authority Series 1996 A Notes
   (SP-1/MIG2)
$ 4,000,000          3.75%            02/28/97          $ 4,002,951
-------------------------------------------------------------------
Michigan--1.0%
Michigan Job Development Authority VRDN for Mazda Motor
   Manufacturing Series 1985 (Sumitomo Bank)(VMIG1)
$ 1,400,000          4.25%            01/07/97          $ 1,400,000
Michigan State Strategic Fund Ltd. RB for Dow Chemical Series 1994
   (A-1/P-1)
  4,200,000          5.10             01/01/97            4,200,000
-------------------------------------------------------------------
                                                        $ 5,600,000
-------------------------------------------------------------------
Minnesota--1.9%
Minnesota State Higher Education Facility VRDN for Carleton
   College Series 3-L2(VMIG1)
$ 6,000,000          4.11%            01/07/97          $ 6,000,000
Port Authority of St. Paul VRDN for Weyerhauser Project Series 1993
   (A-1)
  4,000,000          4.21             01/07/97            4,000,000
-------------------------------------------------------------------
                                                        $10,000,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Mississippi--0.6%
Grenada County Refunding RB VRDN for Georgia Pacific Corp. Series
   1994 (Sumitomo Bank LOC)(A1/P-1)
$ 1,000,000          4.30%            01/07/97          $ 1,000,000
Jackson County PCRB for Chevron USA, Inc. Series 1992(VMIG1)
  2,000,000          5.00             01/01/97            2,000,000
-------------------------------------------------------------------
                                                        $ 3,000,000
-------------------------------------------------------------------
Missouri--1.1%
Missouri Health & Educational Facility Authority VRDN for SSM
   Health Care Series 1995 B (MBIA)(AAA)
$ 4,500,000          4.10%            01/07/97          $ 4,500,000
Missouri State Environmental Improvement & Energy Resources
   Authority VRDN for Monsanto Corp. Series 1993(P-1)
  1,500,000          4.20             01/07/97            1,500,000
-------------------------------------------------------------------
                                                        $ 6,000,000
-------------------------------------------------------------------
New Jersey--3.1%
State of New Jersey TRANS Series 1997 A(A-1+/P-1)
$17,000,000          3.50%            03/11/97          $17,000,000
-------------------------------------------------------------------
New Mexico--0.9%
Albuquerque RB for Sisters of Charity Series 1992(A-1+/VMIG1)
$ 5,000,000          4.15%            01/07/97          $ 5,000,000
-------------------------------------------------------------------
New York--9.5%
Great Neck North Water Authority Water System RB Series 1993 A
   (FGIC)(A-1+/VMIG1)
$ 3,400,000          4.00%            01/07/97          $ 3,400,000
New York City GO Series 1994 B (Morgan Guaranty LOC)(A-1/VMIG1)
  2,800,000          4.50             01/01/97            2,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 26,000,000          4.50             04/15/97           26,060,135
New York City Municipal Water Finance Authority CP Notes Series 3
   (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  7,500,000          3.50             03/11/97            7,500,000
New York City Municipal Water Finance Authority RB Series 1995 A
   (FGIC)(A-1+/VMIG1)
  2,900,000          4.70             01/01/97            2,900,000
New York State Local Government VRDN Series 1995 C (Landesbank
   Hessen-Thueringen Girozentrale LOC)(A-1+/VMIG1)
  3,900,000          4.00             01/07/97            3,900,000
New York State Local Government VRDN Series 1995 G (National
   Westminster Bank LOC)(A-1+/MIG1)
  4,550,000          3.85             01/07/97            4,550,000
-------------------------------------------------------------------
                                                        $51,110,135
-------------------------------------------------------------------
North Carolina--6.8%
Rockingham County PCRB for Philip Morris Company Series
   1992(A-1/P-1)
$ 7,700,000          4.15%            01/07/97          $ 7,700,000
Wake County PCRB for Carolina Power & Light Series 1990 A (Fuji
   Bank LOC)(A-2/P-1)
 18,870,000          3.55             02/10/97           18,870,000
Wake County PCRB for Carolina Power & Light Series 1990 B (Fuji
   Bank LOC)(A-2/P-1)
 10,000,000          3.75             02/13/97           10,000,000
-------------------------------------------------------------------
                                                        $36,570,000
-------------------------------------------------------------------
Ohio--2.2%
Columbus Electric System RB Series 1984 (Union Bank of Switzerland
   LOC)(VMIG1)
$12,000,000          3.35%            01/31/97          $12,000,000
-------------------------------------------------------------------
Oregon--1.7%
Portland Public Grain Elevator RB for Columbia Grain, Inc. Series
   1984 (Fuji Bank/Bank of Tokyo LOC)(VMIG1)
$ 9,450,000          4.25%            01/07/97          $ 9,450,000
-------------------------------------------------------------------
Pennsylvania--0.8%
Philadelphia TRANS Series 1996-7 A(SP-1/MIG1)
$ 4,500,000          4.50%            06/30/97          $ 4,511,725
-------------------------------------------------------------------
Puerto Rico--2.3%
Commonwealth of Puerto Rico TRANS Series 1997 A(SP-1+/MIG1)
$12,500,000          4.00%            07/30/97          $12,540,250
-------------------------------------------------------------------
South Carolina--1.1%
York County Floating/Fixed Rate PCRB Pooled Series 1984 N, North
   Carolina Electric Membership Corp. (CFC)(A-1+/MIG1)
$ 5,775,000          4.15%            01/07/97          $ 5,775,000
-------------------------------------------------------------------
Tennessee--0.6%
Blount County PCRB for Aluminum Company of America Series 1992
   (A-1)
$ 2,450,000          4.15%            01/07/97          $ 2,450,000
Bradley County VRDN for Olin Corp. Series 1993 C (Wachovia Bank of
   North Carolina LOC)(A-1+)
    600,000          5.25             01/01/97              600,000
-------------------------------------------------------------------
                                                        $ 3,050,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================

Texas--10.5%
Gulf Coast Waste Disposal Authority PCRB for Monsanto Corp. Series
   1996(P-1)
$ 5,300,000          4.20%            01/07/97          $ 5,300,000
Harris County Hospital RB for Children's Hospital Series 1989
   B-2(VMIG1)
 10,000,000          4.10             01/07/97           10,000,000
Harris County Toll Road Adjustable/Fixed Rate Series 1994 C
   (A-1+/VMIG1)
  1,500,000          4.05             01/07/97            1,500,000
Houston GO Series A(A-1+/P-1)
  5,000,000          3.50             03/12/97            5,000,000
Lower Colorado River Authority CP Notes Series C(A-1/P-1)
  7,000,000          3.50             03/13/97            7,000,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 17,700,000          5.00             01/02/97           17,700,000
State of Texas TRANS Series 1996(SP-1+/MIG1)
 10,000,000          4.75             08/29/97           10,050,571
-------------------------------------------------------------------
                                                        $56,550,571
-------------------------------------------------------------------
Virginia--4.6%
Louisa IDA PCRB for Virginia Electric & Power Series 1984(A-1/P-1)
$ 3,900,000          3.65%            01/24/97          $ 3,900,000
  1,500,000          3.60             01/29/97            1,500,000
  4,000,000          3.60             02/18/97            4,000,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
  3,500,000          4.10             01/07/97            3,500,000
York County IDA PCRB for Virginia Electric & Power Series 1985
   (A-1/A3)
  9,000,000          3.70             01/14/97            9,000,000
  2,900,000          3.60             02/05/97            2,900,000
-------------------------------------------------------------------
                                                        $24,800,000
-------------------------------------------------------------------
Washington--4.4%
Washington Healthcare Facility Authority VRDN for Sisters of
  Providence Series 1985 B and E(A-1+/VMIG1)
$ 2,900,000          5.00%            01/01/97          $ 2,900,000
Washington Public Power Supply Project Electric RB Series 1993 A-2
   (Bank of America LOC)(A-1/VMIG1)
 20,880,000          4.10             01/07/97           20,880,000
-------------------------------------------------------------------
                                                        $23,780,000
-------------------------------------------------------------------
Wisconsin--1.5%
Milwaukee IDRB Multi-Modal for Pharmacia & Upjohn, Inc. Series
   1994(P-1)
$ 8,000,000          4.60%            01/07/97          $ 8,000,000
-------------------------------------------------------------------
Wyoming--0.3%
Converse County PCRB for Pacificorp. Series 1994(AMBAC)
   (A-1/VMIG1)
$ 1,700,000          5.00%            01/01/97          $ 1,700,000
-------------------------------------------------------------------
Total Investments                                      $540,553,164/(a)/
===================================================================

/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rates indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)
December 31, 1996

================================================================================
Investment Abbreviations:

ACES    --Adjustable Convertible Extendible
          Securities

AMBAC   --Insured by American Municipal Bond
          Assurance Corp.

CFC     --Unconditionally guaranteed by CFC, Cooperative Finance Corp.

CP      --Commercial Paper

FGIC    --Insured by Financial Guaranty Insurance Co.
FHLB    --Federal Home Loan Bank
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
IDRB    --Industrial Development Revenue Bond
LOC     --Letter of Credit
MBIA    --Insured by Municipal Bond Investors
          Assurance
MF Hsg. --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RANS    --Revenue Anticipation Notes
RB      --Revenue Bond
TRANS   --Tax Revenue Anticipation Notes
VRDN    --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Prime                             Treasury                              Tax-Free
                                              Obligations      Money Market       Obligations        Government        Money Market
                                                 Fund             Fund               Fund               Fund               Fund
                                            =======================================================================================
Assets:
Investments in securities, at value
   based on amortized cost                  $4,373,112,279    $2,964,020,412    $ 3,106,195,212     $1,230,446,987     $540,553,164
Interest receivable                             11,583,246        11,328,488          2,442,834          3,375,926        2,193,518
Cash                                                88,907            53,776             72,630             25,740          160,336
Deferred organization expenses, net                     --            21,473                 --                 --           39,662
Other assets                                       107,980            65,537            181,145            117,177           14,269
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                            4,384,892,412     2,975,489,686      3,108,891,821      1,233,965,830      542,960,949
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Dividends payable                               23,926,806        16,502,413         12,829,625          5,834,710        1,711,051
Accrued expenses and other liabilities             989,400           969,498            919,263            588,231          164,840
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                          24,916,206        17,471,911         13,748,888          6,422,941        1,875,891
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                              4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
Accumulated undistributed net realized
   gain (loss) on investments                        1,090               954             80,038             26,484          (12,859)
===================================================================================================================================
     Net assets                             $4,359,976,206    $2,958,017,775     $3,095,142,933    $ 1,227,542,889     $541,085,058
===================================================================================================================================
Net asset value, offering and redemption
   price per share (net assets/shares
   outstanding)                                      $1.00             $1.00              $1.00              $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
FST shares                                   3,901,792,070     2,540,361,007      2,290,967,452        858,743,905      440,850,118
FST Administration shares                      215,900,253       165,764,727        536,903,385        145,103,169       51,661,795
FST Service shares                             115,154,059       234,380,537        220,555,465        223,556,901       19,855,446
FST Preferred shares                           127,128,734        17,510,550         46,636,593            112,430       28,730,558
-----------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest
   outstanding, $0.01 par value
   (unlimited number of shares
   authorized)                               4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
===================================================================================================================================




--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

---------------------------------------------------------------------------------------------------------------------------------
                                                  Prime                             Treasury                         Tax-Free
                                               Obligations      Money Market      Obligations        Government    Money Market
                                                  Fund              Fund              Fund              Fund           Fund
                                               ==================================================================================
Investment income:
Interest income                                $273,607,363      $168,464,120      $ 130,875,226     $69,659,598      $19,750,787
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                           3,751,933         2,295,135         1,818,328         961,337          420,548
Account administration fees                       6,503,286         3,978,642         3,152,251       1,667,071          728,870
Custodian fees                                      591,036           401,612           349,064         224,733           31,788
Registration fees                                   143,509           118,595           229,757         143,620           24,284
Trustee fees                                         78,242            51,602            31,550          16,933            9,385
Amortization of deferred organization expenses           --             9,065                --              --           15,626
Other                                               325,076           181,947           184,245          95,419           59,633
---------------------------------------------------------------------------------------------------------------------------------
     Total expenses                              11,393,082         7,036,598         5,765,195       3,109,113        1,290,134
     Less--Expenses reimbursable and fees
       waived by Goldman Sachs                   (2,388,496)       (1,598,929)       (1,400,520)       (800,866)        (302,339)
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                 9,004,586         5,437,669         4,364,675       2,308,247          987,795
     Administration share fees                      527,357           474,043         1,100,814         250,618          128,721
     Service share fees                             541,076           271,936           849,624       1,258,434           91,599
     Preferred share fees                            42,963             2,874            15,097             395           13,155
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses and share fees                 10,115,982         6,186,522         6,330,210       3,817,694        1,221,270
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                           263,491,381       162,277,598       124,545,016      65,841,904       18,529,517
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)  on investment
   transactions                                     105,304           189,110           587,091         136,538           (5,995)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                  $263,596,685      $162,466,708      $125,132,107     $65,978,442      $18,523,522
==================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                               Prime                              Treasury                               Tax-Free
                                            Obligations       Money Market       Obligations         Government        Money Market
                                                Fund             Fund               Fund                Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                     $    263,491,381    $  162,277,598    $   124,545,016    $   65,841,904    $  18,529,517
Net realized gain (loss) on
   investment transactions                         105,304           189,110            587,091           136,538           (5,995)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase  in net assets
        resulting from operations              263,596,685       162,466,708        125,132,107        65,978,442       18,523,522
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                 (245,389,523)     (149,928,272)       (93,857,124)      (48,867,861)     (15,981,710)
   FST Administration shares                   (10,697,750)       (9,558,151)       (21,870,105)       (5,023,737)      (1,593,538)
   FST Service shares                           (5,164,431)       (2,628,897)        (8,020,699)      (11,930,553)        (522,532)
   FST Preferred shares                         (2,239,677)         (162,278)          (797,088)          (19,753)        (431,737)
Net realized gain on investment transactions
   FST shares                                     (128,847)         (173,838)          (385,734)          (81,682)              --
   FST Administration shares                        (5,617)          (11,082)           (89,882)           (8,397)              --
   FST Service shares                               (2,712)           (3,048)           (32,963)          (19,942)              --
   FST Preferred shares                             (1,177)             (188)            (3,276)              (33)              --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to
        shareholders                          (263,629,734)     (162,465,754)      (125,056,871)      (65,951,958)     (18,529,517)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares               48,481,127,400    44,257,102,764     20,383,057,696    14,111,648,633    4,669,259,507
Reinvestment of dividends and
   distributions                               126,514,648        91,077,089         45,060,831        21,912,928        6,495,873
Cost of shares repurchased                 (47,756,596,271)  (43,600,991,427)   (19,343,068,853)  (13,746,823,336)  (4,623,830,243)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share
        transactions                           851,045,777       747,188,426      1,085,049,674       386,738,225       51,925,137
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                            851,012,728       747,189,380      1,085,124,910       386,764,709       51,919,142
Net Assets:
Beginning of year                            3,508,963,478     2,210,828,395      2,010,018,023       840,778,180      489,165,916
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  4,359,976,206    $2,958,017,775    $ 3,095,142,933    $1,227,542,889    $ 541,085,058
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Year Ended December 31, 1995


------------------------------------------------------------------------------------------------------------------------------------
                                              Prime                               Treasury                              Tax-Free
                                           Obligations       Money Market       Obligations         Government        Money Market
                                              Fund               Fund               Fund               Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                   $     247,196,840  $     136,963,014  $     79,821,378   $     38,042,394   $    13,622,900
Net realized gain (loss) on
   investment transactions                         95,511              7,374           781,869             65,308            (6,864)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from operations             247,292,351        136,970,388        80,603,247         38,107,702        13,616,036
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                (236,894,656)      (130,522,374)      (63,729,881)       (34,713,840)      (12,702,550)
   FST Administration shares                   (7,108,569)        (6,351,769)       (9,995,927)        (2,917,098)         (455,025)
   FST Service shares                          (3,193,615)           (88,871)       (6,095,570)          (411,456)         (465,325)
Net realized gain on investment transactions
   FST shares                                     (55,079)            (9,474)         (612,499)           (59,324)               --
   FST Administration shares                       (4,463)              (504)          (99,062)            (5,878)               --
   FST Service shares                              (1,830)                --           (62,143)              (106)               --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders     (247,258,212)      (136,972,992)      (80,595,082)       (38,107,702)      (13,622,900)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares              35,913,627,249     33,159,975,346    12,055,344,504      8,904,113,596     3,459,116,162
Reinvestment of dividends and
   distributions                               88,104,801         69,894,471        14,492,584         15,345,902         3,954,598
Cost of shares repurchased                (35,375,137,049)   (31,948,570,256)  (11,181,309,002)    (8,391,284,391)   (3,161,776,879)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share transactions     626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                           626,629,140      1,281,296,957       888,536,251        528,175,107       301,287,017
Net Assets:
Beginning of year                           2,882,334,338        929,531,438     1,121,481,772        312,603,073       187,878,899
------------------------------------------------------------------------------------------------------------------------------------
End of year                             $   3,508,963,478  $   2,210,828,395  $  2,010,018,023   $    840,778,180   $   489,165,916
====================================================================================================================================
Summary of Share Transactions (at $1.00 per share):
FST Shares:
   Shares sold                             34,469,057,699     31,539,337,948     8,859,672,375      8,279,786,329     3,135,487,639
   Reinvestment of dividends and
      distributions                            85,898,572         66,409,325        11,189,134         14,336,357         3,262,842
   Shares repurchased                     (34,034,050,903)   (30,399,518,678)   (8,241,356,158)    (7,808,586,957)   (2,873,945,734)
------------------------------------------------------------------------------------------------------------------------------------
                                              520,905,368      1,206,228,595       629,505,351        485,535,729       264,804,747
------------------------------------------------------------------------------------------------------------------------------------
FST Administration shares:
   Shares sold                                721,501,944      1,608,362,145     1,309,118,844        331,435,289       110,334,205
   Reinvestment of dividends and
      distributions                               761,953          3,443,404           845,389            785,525           320,945
   Shares repurchased                        (640,480,667)    (1,540,953,481)   (1,108,896,222)      (304,089,584)      (91,758,941)
------------------------------------------------------------------------------------------------------------------------------------
                                               81,783,230         70,852,068       201,068,011         28,131,230        18,896,209
------------------------------------------------------------------------------------------------------------------------------------
FST Service shares:
   Shares sold                                723,067,606         12,275,253     1,886,553,285        292,891,978       213,294,318
   Reinvestment of dividends and
      distributions                             1,444,276             41,742         2,458,061            224,020           370,811
   Shares repurchased                        (700,605,479)        (8,098,097)   (1,831,056,622)      (278,607,850)     (196,072,204)
------------------------------------------------------------------------------------------------------------------------------------
                                               23,906,403          4,218,898        57,954,724         14,508,148        17,592,925
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares                        626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Financial Square Funds, collectively "the Funds" or individually a "Fund". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Financial Square consists of seven diversified funds: Prime Obligations, Money Market, Treasury Obligations, Government, Tax-Free Money Market , Municipal Money Market (inactive) and Money Market Plus (inactive). The Financial Square Funds offer four classes of shares:
FST shares, FST Administration shares, FST Service shares and FST Preferred shares. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
Each Fund uses the amortized-cost method for valuing portfolio securities which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

C.  Federal Taxes--
-------------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to shareholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
    At December 31, 1996, the Funds' tax year end, the Tax-Free Money Market Fund had approximately $13,000 of capital loss carryforward for U.S. Federal tax purposes. This capital loss carryforward expires in the year 2004.

D.  Deferred Organization Expenses--
------------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

E.  Expenses--
--------------
Expenses incurred by the Funds that do not specifically relate to an individual fund are allocated to the Funds based on each Fund's relative average net assets for the period.
    Shareholders of FST Administration, FST Service and FST Preferred shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) that are directly attributable to such shares.

3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Investment Advisory Agreement. Under the Investment Advisory Agreement, GSAM, subject to general

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
supervision of the Trust's Board of Trustees, manages the portfolios of the Funds. As compensation for the services rendered under the Investment Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .075% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Until further notice, GSAM has voluntarily agreed to limit certain of each of the Fund's expenses (excluding advisory fees, account administration fees, service organization fees, taxes, interest, brokerage commissions and extraordinary expenses) to the extent that such expenses exceed .01% per annum of that Fund's average daily net assets. These amounts are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
    GSAM also serves as administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers each Fund's business affairs, including providing facilities and transfer agency services. As compensation for the services rendered under the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .13% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and receives no fee. The following chart outlines the waivers and reimbursements for the year ended December 31, 1996 and amounts owed to affiliates and due from GSAM at December 31, 1996 (in thousands):

----------------------------------------------------------------------
                   Adviser   Expense             Amounts   Amounts
                     Fee    Reimburs-            due to    due from
Fund               Waived    ements     Total     GSAM      GSAM
---------------------------------------------------------------------
Prime
  Obligations
  Fund             $1,751     $637     $2,388     $777       $108
---------------------------------------------------------------------
Money
  Market
  Fund              1,142      457      1,599      552         65
---------------------------------------------------------------------
Treasury
  Obligations
  Fund                848      553      1,401      419        155
---------------------------------------------------------------------
Government
  Fund                449      352        801      197        117
---------------------------------------------------------------------
Tax-Free
  Money
  Market
  Fund                217       85        302       86         13
---------------------------------------------------------------------

4.  Administration, Service and Preferred Plans
The Funds have adopted Administration, Service and Preferred Plans to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration, Service and Preferred Plans provide for compensation to the service organizations in an amount up to .25% , .50% and
 .10% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

5.    Line of Credit Facility
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended December 31, 1996, the Funds did not have any borrowings under this facility.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6. Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

7. Joint Repurchase Agreement Accounts
The Funds, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   At December 31, 1996, the Prime Obligations, Money Market, Treasury Obligations and Government Funds had undivided interests in the repurchase agreements in the following joint account, which equaled $297,900,000, $205,200,000, $1,419,100,000 and $351,600,000 in principal amount, respectively.
At December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:

--------------------------------------------------------------------------
Principal             Interest        Maturity                 Amortized
Amount                  Rate            Date                      Cost
--------------------------------------------------------------------------

Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$ 200,000,000           5.50%          01/02/97             $  200,000,000

Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000           6.65           01/02/97              1,000,000,000

Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000             6.25           01/02/97                100,000,000

Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
   U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000           6.75           01/02/97              1,200,000,000

Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933 (U.S.
   Treasury Notes: $129,531,177, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000             6.00           01/02/97                140,800,000

Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
   Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000             6.75           01/02/97                400,000,000
--------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                    $3,040,800,000
==========================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Fund may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
December 31, 1996

--------------------------------------------------------------------------------
9.  Summary of Share Transactions
Share activity for the year ended December 31, 1996 is as follows:

                                                                                                                      Tax-Free
                                   Prime Obligations     Money Market         Treasury            Government        Money Market
                                         Fund               Fund          Obligations Fund           Fund               Fund
                                   ------------------------------------------------------------------------------------------------
FST Shares:
Shares sold                         44,941,258,260      41,611,799,874      15,303,462,361      11,674,849,553      4,186,677,890
Reinvestment of dividends and
   distributions                       120,569,689          84,724,371          33,617,264          19,640,980          4,879,667
Shares repurchased                 (44,455,790,432)    (41,225,360,339)    (14,633,812,470)    (11,579,631,835)    (4,199,081,918)
                                   ------------------------------------------------------------------------------------------------
                                       606,037,517         471,163,906         703,267,155         114,858,698         (7,524,361)

FST Administration Shares:
Shares sold                          1,718,885,581       2,097,089,351       2,868,056,191       1,074,614,378        177,906,627
Reinvestment of dividends and
   distributions                         2,721,453           5,879,304           4,640,302           1,055,828            844,377
Shares repurchased                  (1,653,602,695)     (2,074,616,324)     (2,618,986,546)     (1,012,951,862)      (148,027,716)
                                   ------------------------------------------------------------------------------------------------
                                        68,004,339          28,352,331         253,709,947          62,718,344         30,723,288

FST Service Shares:
Shares sold                          1,442,987,405         470,852,368       2,117,230,142       1,353,982,373        239,131,409
Reinvestment of dividends and
   distributions                         3,217,249             397,187           6,330,034           1,208,640            449,321
Shares repurchased                  (1,396,329,467)       (241,087,916)     (2,042,124,197)     (1,146,142,260)      (239,585,078)
                                   ------------------------------------------------------------------------------------------------
                                        49,875,187         230,161,639          81,435,979         209,048,753             (4,348)

FST Preferred Shares:
Shares sold                            377,996,154          77,361,171          94,309,002           8,202,329         65,543,581
Reinvestment of dividends and
   distributions                             6,257              76,227             473,231               7,480            322,508
Shares repurchased                    (250,873,677)        (59,926,848)        (48,145,640)         (8,097,379)       (37,135,531)
                                   ------------------------------------------------------------------------------------------------
                                       127,128,734          17,510,550          46,636,593             112,430         28,730,558
                                   ------------------------------------------------------------------------------------------------
Net increase in shares                 851,045,777         747,188,426       1,085,049,674         386,738,225         51,925,137
                                   ================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund
--------------------------------------------------------------------------------

                                                   Income from investment operations
                                                --------------------------------------
                                                                                                                       Ratio of net
                                 Net asset              Net realized     Total                     Net asset           expenses to
                                 value at      Net         gain        income from   Distributions value at              average
                                 beginning  investment  on investment  investment        to           end      Total       net
                                 of period    income     transactions   operations   shareholders   of period return(a)   assets
                                 ---------------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00     $0.0529   $--            $0.0529      $(0.0529)       $1.00      5.41%      0.18%
1996-FST Preferred shares/(c)/...     1.00      0.0346    --             0.0346       (0.0346)        1.00      5.28/(b)/  0.28/(b)/
1996-FST Administration shares ..     1.00      0.0506    --             0.0506       (0.0506)        1.00      5.14       0.43
1996-FST Service shares .........     1.00      0.0478    --             0.0478       (0.0478)        1.00      4.88       0.68

1995-FST shares .................     1.00      0.0586    --             0.0586       (0.0586)        1.00      6.02       0.18
1995-FST Administration shares ..     1.00      0.0559    --             0.0559       (0.0559)        1.00      5.75       0.43
1995-FST Service shares .........     1.00      0.0533    --             0.0533       (0.0533)        1.00      5.49       0.68

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............     1.00      0.0401    --             0.0401       (0.0401)        1.00      4.38/(b)/  0.18/(b)/
1994-FST Administration shares/(d)/   1.00      0.0383    --             0.0383       (0.0383)        1.00      4.12/(b)/  0.43/(b)/
1994-FST Service shares/(d)/.....     1.00      0.0364    --             0.0364       (0.0364)        1.00      3.86/(b)/  0.68/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................     1.00      0.0311    0.0002         0.0313       (0.0313)        1.00      3.18       0.17
1994-FST Administration shares ..     1.00      0.0286    0.0002         0.0288       (0.0288)        1.00      2.92       0.42
1994-FST Service shares .........     1.00      0.0261    0.0002         0.0263       (0.0263)        1.00      2.66       0.67

1993-FST shares .................     1.00      0.0360    0.0007         0.0367       (0.0367)        1.00      3.75       0.18
1993-FST Administration shares/(e)/   1.00      0.0068    0.0001         0.0069       (0.0069)        1.00      3.02/(b)/  0.44/(b)/
1993-FST Service shares .........     1.00      0.0301    0.0007         0.0308       (0.0308)        1.00      3.23       0.68

1992-FST shares .................     1.00      0.0572    0.0002         0.0574       (0.0574)        1.00      5.99       0.18
1992-FST Service shares (e)......     1.00      0.0027    --             0.0027       (0.0027)        1.00      4.10/(b)/  0.66/(b)/

For the Period March 8, 1990 (f)
--------------------------------
through January 31,
-------------------

1991-FST shares .................     1.00      0.0727    --             0.0727       (0.0727)        1.00      8.27/(b)/  0.18/(b)/

                                                          Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                     ----------------------------
                                             Net                     Ratio of net
                                          assets at    Ratio of       investment
                                             end      expenses to      income to
                                          of period   average net     average net
                                          (in 000's)    assets          assets
                                         ----------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................         $3,901,797      0.23%           5.24%
1996-FST Preferred shares/(c)/...            127,126      0.33/(b)/       5.14/(b)/
1996-FST Administration shares ..            215,898      0.48            5.01
1996-FST Service shares .........            115,154      0.73            4.73

1995-FST shares .................          3,295,791      0.22            5.82
1995-FST Administration shares ..            147,894      0.47            5.55
1995-FST Service shares .........             65,278      0.72            5.29

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............          2,774,849      0.24/(b)/       4.32/(b)/
1994-FST Administration shares/(d)/           66,113      0.49/(b)/       4.12/(b)/
1994-FST Service shares/(d)/.....             41,372      0.74/(b)/       3.92/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................          1,831,413      0.25            3.03
1994-FST Administration shares ..             35,250      0.50            2.78
1994-FST Service shares .........             14,001      0.75            2.53

1993-FST shares .................            813,126      0.25            3.53
1993-FST Administration shares/(e)/            1,124      0.52/(b)/       2.88/(b)/
1993-FST Service shares .........                336      0.75            2.94

1992-FST shares .................            917,073      0.27            5.63
1992-FST Service shares/(e)/.....                118      0.74/(b)/       4.02/(b)/

For the Period March 8, 1990/(f)/
---------------------------------
through January 31,
-------------------

1991-FST shares .................            578,495      0.28/(b)/       7.94/(b)/

---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

/(b)/Annualized.

/(c)/FST Preferred share activity commenced on May 1, 1996.

/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

/(e)/FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.

/(f)/Commencement of operations.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund
--------------------------------------------------------------------------------


                                                   Income from investment operations
                                                   =================================
                                      Net Asset                Net realized       Total                         Net asset
                                       value at       Net          gain        income from     Distributions     value at
                                      beginning   investment   on investment    investment          to             end
                                      of period     income     transactions     operations     shareholders     of period
                                     =========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares .................      $1.00        $0.0533      $0.0001         $0.0534        $(0.0534)        $1.00
1996-FST Preferred shares/(c)/...       1.00         0.0348           --          0.0348         (0.0348)         1.00
1996-FST Administration shares ..       1.00         0.0504       0.0001          0.0505         (0.0505)         1.00
1996-FST Service shares .........       1.00         0.0484           --          0.0484         (0.0484)         1.00

1995-FST shares .................       1.00         0.0589           --          0.0589         (0.0589)         1.00
1995-FST Administration shares ..       1.00         0.0561           --          0.0561         (0.0561)         1.00
1995-FST Service shares/(d)/.....       1.00         0.0231           --          0.0231         (0.0231)         1.00

For the Period Ended December 31,
=================================

1994-FST shares/(d)/.............       1.00         0.0305           --          0.0305         (0.0305)         1.00
1994-FST Administration shares
   /(d)/.........................       1.00         0.0298           --          0.0298         (0.0298)         1.00

                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                  ============================
                                                                  Ratio of net         Net                        Ratio of net
                                                    Ratio of net   investment       assets at       Ratio of      investment
                                                    expenses to    income to          end          expenses to     income to
                                       Total        average net    average net     of period       average net    average net
                                     return/(a)/      assets         assets        (in 000's)        assets         assets
                                    ==========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares..................     5.45%           0.18%         5.33%           $2,540,366      0.23%           5.28%
1996-FST Preferred shares/(c)/...     5.31/(b)/       0.28/(b)/     5.23/(b)/           17,510      0.33/(b)/       5.18/(b)/
1996-FST Administration shares...     5.19            0.43          5.04               165,766      0.48            4.99
1996-FST Service shares..........     4.93            0.68          4.84               234,376      0.73            4.79

1995-FST  shares.................     6.07            0.15          5.89             2,069,197      0.23            5.81
1995-FST Adminstration shares....     5.80            0.40          5.61               137,412      0.48            5.53
1995-FST Services shares/(d)/....     5.41/(b)/       0.65/(b)/     4.93/(b)/            4,219      0.73/(b)/       4.85/(b)/

For the Period Ended December 31,
=================================
1994-FST shares/(d)/.............     4.91/(b)/       0.11/(b)/     4.88/(b)/          862,971      0.25/(b)/       4.74/(b)/
1994-FST Adminstration shares/(d)/    4.65/(b)/       0.36/(b)/     4.82/(b)/           66,560      0.50/(b)/       4.68/(b)/

------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST, FST Adminstration and FST Service share activity commenced May 18,
     1994, May 20, 1994 and July 14, 1995, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net       gain (loss)     from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0522     $0.0003      $0.0525      $(0.0524)      $1.00        5.35%
1996-FST Preferred shares/(c)/...     1.00     0.0342      0.0001       0.0343       (0.0343)       1.00        5.24/(b)/
1996-FST Administration shares ..     1.00     0.0497      0.0002       0.0499       (0.0498)       1.00        5.09
1996-FST Service shares .........     1.00     0.0472      0.0002       0.0474       (0.0474)       1.00        4.83

1995-FST shares .................     1.00     0.0573      0.0005       0.0578       (0.0578)       1.00        5.96
1995-FST Administration shares ..     1.00     0.0547      0.0005       0.0552       (0.0552)       1.00        5.69
1995-FST Service shares .........     1.00     0.0521      0.0005       0.0526       (0.0526)       1.00        5.43

For the Year Ended December 31,
-------------------------------
1994-FST shares/(d)/.............     1.00     0.0379     (0.0001)      0.0378       (0.0378)       1.00        4.23/(b)/
1994-FST Administration shares
  /(d)/..........................     1.00     0.0388     (0.0001)      0.0387       (0.0387)       1.00        3.97/(b)/
1994-FST Service shares/(d)/.....     1.00     0.0349     (0.0001)      0.0348       (0.0348)       1.00        3.71/(b)/

For the Year Ended December 31,
-------------------------------
1994-FST shares .................     1.00     0.0301      0.0007       0.0308       (0.0307)       1.00        3.11
1994-FST Administration shares ..     1.00     0.0276      0.0006       0.0282       (0.0281)       1.00        2.85
1994-FST Service shares .........     1.00     0.0251      0.0008       0.0259       (0.0256)       1.00        2.60

1993-FST shares .................     1.00     0.0342      0.0012       0.0354       (0.0355)       1.00        3.69
1993-FST Administration shares
  /(e)/..........................     1.00     0.0009          --       0.0009       (0.0009)       1.00        2.83/(b)/
1993-FST Service shares .........     1.00     0.0296      0.0016       0.0312       (0.0309)       1.00        3.17

1992-FST shares .................     1.00     0.0549      0.0015       0.0564       (0.0561)       1.00        5.84
1992-FST Service shares/(e)/.....     1.00     0.0113      0.0006       0.0119       (0.0116)       1.00        4.47/(b)/

For the Period March 8, 1990/(f)/through January 31,
-------------------------------------------
1991-FST shares .................     1.00     0.0600      0.0006       0.0606       (0.0605)       1.00        8.06/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.22%       $2,291,051         0.24%             5.16%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.11/(b)/       46,637         0.34/(b)/         5.05/(b)/
1996-FST Administration shares ..    0.43            4.97           536,895         0.49              4.91
1996-FST Service shares .........    0.68            4.72           220,560         0.74              4.66

1995-FST shares .................    0.18            5.73         1,587,715         0.23              5.68
1995-FST Administration shares ..    0.43            5.47           283,186         0.48              5.42
1995-FST Service shares .........    0.68            5.21           139,117         0.73              5.16

For the Period Ended December 31,
-------------------------------
1994-FST shares/(d)/.............    0.18/(b)/       4.13/(b)/      958,196         0.25/(b)/         4.06/(b)/
1994-FST Administration shares
  /(d)/..........................    0.43/(b)/       4.24/(b)/       82,124         0.50/(b)/         4.17/(b)/
1994-FST Service shares/(d)/.....    0.68/(b)/       3.82/(b)/       81,162         0.75/(b)/         3.75/(b)/

For the Years Ended January 31,
-------------------------------
1994-FST shares .................    0.17            3.01           812,420         0.24              2.94
1994-FST Administration shares ..    0.42            2.76            24,485         0.49              2.69
1994-FST Service shares .........    0.67            2.51            35,656         0.74              2.44

1993-FST shares .................    0.18            3.42           776,181         0.26              3.34
1993-FST Administration shares
  /(e)/..........................    0.43/(b)/       2.83/(b)/            1         0.51/(b)/         2.75/(b)/
1993-FST Service shares .........    0.68            2.96             5,155         0.76              2.88

1992-FST shares .................    0.18            5.49           413,171         0.28              5.39
1992-FST Service shares/(e)/.....    0.68/(b)/       3.77/(b)/        3,634         0.78/(b)/         3.67/(b)/

For the Period March 8, 1990/(f)/through January 31,
-----------------------------------
1991-FST shares .................    0.21/(b)/       7.74/(b)/      229,988         0.34/(b)/         7.61/(b)/

----------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
/(e)/FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
/(f)/Commencement of operations.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net         gain on       from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0525     $0.0001       $0.0526      $(0.0526)      $1.00        5.38%
1996-FST Preferred shares/(c)/...     1.00     0.0344      0.0001        0.0345       (0.0345)       1.00        5.26/(b)/
1996-FST Administration shares ..     1.00     0.0501      0.0001        0.0502       (0.0502)       1.00        5.12
1996-FST Service shares .........     1.00     0.0474      0.0001        0.0475       (0.0475)       1.00        4.86

1995-FST shares .................     1.00     0.0581      0.0001        0.0582       (0.0582)       1.00        6.00
1995-FST Administration shares ..     1.00     0.0554      0.0001        0.0555       (0.0555)       1.00        5.74
1995-FST Service shares/(d)/.....     1.00     0.0320          --        0.0320       (0.0320)       1.00        5.40/(b)/

For the Period Ended December 31,
---------------------------------

1994-FST shares/(e)/.............     1.00     0.0424          --        0.0424       (0.0424)       1.00        4.36/(b)/
1994-FST Administration shares
  /(e)/..........................     1.00     0.0426          --        0.0426       (0.0426)       1.00        4.10/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............     1.00     0.0256      0.0001        0.0257       (0.0257)       1.00        3.14/(b)/
1993-FST Administration shares
  /(d)/..........................     1.00     0.0120      0.0001        0.0121       (0.0121)       1.00        2.87/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------

For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.25%          $858,769        0.24%             5.19%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.14/(b)/           112        0.34/(b)/         5.08/(b)/
1996-FST Administration shares ..    0.43            5.01            145,108        0.49              4.95
1996-FST Service shares .........    0.68            4.74            223,554        0.74              4.68

1995-FST shares .................    0.18            5.81            743,884        0.24              5.75
1995-FST Administration shares ..    0.43            5.54             82,386        0.49              5.48
1995-FST Service shares/(d)/.....    0.68/(b)/       5.08/(b)/        14,508        0.74/(b)/         5.02/(b)/

For the Period Ended December 31,
-------------------------------

1994-FST shares/(e)/.............    0.15/(b)/       4.64/(b)/       258,350        0.25/(b)/         4.54/(b)/
1994-FST Administration shares
  /(e)/..........................    0.40/(b)/       4.67/(b)/        54,253        0.50/(b)/         4.57/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............    0.08/(b)/       3.10/(b)/        44,697         0.59/(b)/         2.59/(b)/
1993-FST Administration shares
  /(d)/..........................    0.35/(b)/       2.85/(b)/        14,126         0.76/(b)/         2.44/(b)/
---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced April 6, 1993, September 1, 1993 and May 16, 1995, respectively. /(e)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund
--------------------------------------------------------------------------------

                                                 Income from investment operations
                                               =====================================
                                         Net                      Net          Total
                                        asset                   realized      income                     Net asset
                                       value at      Net         gain on       from      Distributions   value at
                                       beginning  investment   investment   investment        to          end of      Total
                                       of period   income     transactions  operations    shareholders     period     return /(a)/
                                       ===========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................   $1.00     $0.0335     --            $0.0335       $(0.0335)      $1.00       3.39%
1996-FST Preferred shares /(c)/.......    1.00      0.0218     --             0.0218        (0.0218)       1.00       3.30/(b)/
1996-FST Administration shares .......    1.00      0.0310     --             0.0310        (0.0310)       1.00       3.13
1996-FST Service shares ..............    1.00      0.0285     --             0.0285        (0.0285)       1.00       2.88

1995-FST shares ......................    1.00      0.0381     --             0.0381        (0.0381)       1.00       3.89
1995-FST Administration shares .......    1.00      0.0354     --             0.0354        (0.0354)       1.00       3.63
1995-FST Service shares ..............    1.00      0.0332     --             0.0332        (0.0332)       1.00       3.38

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................    1.00      0.0156     --             0.0156        (0.0156)       1.00       3.41/(b)/
1994-FST Administration shares /(d)/..    1.00      0.0136     --             0.0136        (0.0136)       1.00       3.19/(b)/
1994-FST Service shares /(d)/.........    1.00      0.0091     --             0.0091        (0.0091)       1.00       3.11/(b)/

                                                                                           Ratios assuming no
                                                                                          waiver of fees and no
                                                                                           expense limitations
                                                                                       ============================
                                                        Ratio of net       Net                         Ratio of net
                                        Ratio of net     investment     assets at       Ratio of        investment
                                        expenses to      income to        end of      expenses to       income to
                                        average net     average net       period      average net      average net
                                          assets          assets        (in 000's)      assets           assets
                                        ===========================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................     0.18%          3.35%           $440,838        0.23%             3.30%
1996-FST Preferred shares /(c)/.......     0.28/(b)/      3.26/(b)/         28,731        0.33/(b)/         3.21/(b)/
1996-FST Administration shares .......     0.43           3.10              51,661        0.48              3.05
1996-FST Service shares ..............     0.68           2.85              19,855        0.73              2.80

1995-FST shares ......................     0.14           3.81             448,367        0.24              3.71
1995-FST Administration shares .......     0.39           3.54              20,939        0.49              3.44
1995-FST Service shares ..............     0.64           3.32              19,860        0.74              3.22

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................     0.07/(b)/      3.42/(b)/        183,570        0.31/(b)/         3.18/(b)/
1994-FST Administration shares /(d)/..     0.32/(b)/      3.25/(b)/          2,042        0.56/(b)/         3.01/(b)/
1994-FST Service shares /(d)/.........     0.57/(b)/      3.32/(b)/          2,267        0.81/(b)/         3.08/(b)/

---------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Money Market Trust--Financial Square Funds:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Money Market Trust--Financial Square Funds (a Massachusetts business trust comprising the Prime Obligations, Money Market, Treasury Obligations, Government and Tax-Free Money Market Funds), including the statements of investments, as of December 31, 1996, and the related statements of operations, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Financial Square Funds as of December 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


-------------------------------------    ---------------------------------------

--------------------------------------------------------------------------------



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--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------



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                                      30

--------------------------------------------------------------------------------



-------------------------------------  -----------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Financial Square Funds Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS*

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered a super-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

--------------------------------------------------------------------------------

* The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

Short-Term Ratings
------------------

P-1: Issuers have a superior ability for repayment of senior short-term promissory obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following charac teristics:

     .  Leading market positions in well established indus tries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.

Short-Term Ratings
------------------

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more suscep tible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Municipal Notes
---------------

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).


     Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

AAA: The highest credit quality. The risk factors are negligi ble, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Duff & Phelps applies modifiers, + and - in the AA and A catego ries for long-term fixed securities. The modifier + indicates that the security ranks in the higher end of the category; the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by strong fundamental protection factors. Risk factors are minor.

D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, D-1+, D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.


FITCH INVESTORS SERVICE CORP.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to fore-seeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA- .

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particu larly strong credit feature a rating of A1+ is assigned.

A2: Short-term obligations rated A2 are supported by a satisfac tory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

AA:The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A: The third highest category; indicates the ability to repay principal and interest is strong. Issuer rated A could be more vulnerable to adverse developments (both internal an external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                        GOLDMAN SACHS MONEY MARKET FUNDS
                             FINANCIAL SQUARE FUNDS
                   4900 Sears Tower, Chicago, Illinois 60606

--------------------------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION - MAY 1, 1997
                               FST SERVICE SHARES
--------------------------------------------------------------------------------

Goldman Sachs Trust (the "Trust") is a no-load, open-end, management investment company (or mutual fund) which includes the Financial Square Funds. This Statement of Additional Information relates solely to the offering of FST Service Shares of Financial Square Prime Obligations Fund ("Prime Obligations Fund"), Financial Square Money Market Plus Fund ("Plus Fund"), Financial Square Money Market Fund ("Money Market Fund"), Financial Square Treasury Obligations Fund ("Treasury Obligations Fund"), Financial Square Treasury Instruments Fund ("Treasury Instruments Fund"), Financial Square Government Fund ("Government Fund"), Financial Square Federal Fund ("Federal Fund"), Financial Square Tax-Free Money Market Fund ("Tax-Free Fund") and Financial Square Municipal Money Market Fund ("Municipal Fund") (individually, a "Fund" and collectively the "Funds").

Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment adviser. Goldman Sachs serves as the Funds' distributor and transfer agent.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, shareholders will be assigned an Account Administrator ("AA"), who is ready to help shareholders with questions concerning their accounts. During business hours, service organizations can call their AA through a toll-free number to place purchase or redemption orders or obtain Fund and account information. The AA can also answer inquiries about rates of return and portfolio composition and holdings, and guide service organizations through operational details. A Goldman Sachs client can also utilize the SMART personal com puter software system which allows shareholders to purchase or redeem shares and also obtain Fund and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses relating to FST Service Shares dated May 1, 1997, a copy of which may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman Sachs at 800-621-2550 or by writing Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS

                                                   Page in
                                                 Statement of
                                                  Additional
                                                 Information
                                                 ------------

Investment Policies and Practices of the
     Funds................................             4
Investment Limitations....................            17
Trustees and Officers.....................            22
The Adviser, Distributor
     and Transfer Agent...................            28
Portfolio Transactions....................            33
Net Asset Value...........................            35
Redemptions...............................            37
Calculation of Yield Quotations...........            38
Tax Information...........................            42
Organization and Capitalization...........            47
Custodian and Subcustodian................            52
Independent Accountants...................            52
Financial Statements......................            52
Service Plan..............................            53
Appendix A (Description of Securities
     Ratings).............................           A-1

                INVESTMENT POLICIES AND PRACTICES OF THE FUNDS


The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS
------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS
------------------------------

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic, or in the case of the Money Market and Plus Funds, foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Prime Obligations Fund, Plus Fund and Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guaran-tee the return of principal and may guarantee a stream of payments over time.
A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

REPURCHASE AGREEMENTS
---------------------

Each Fund (other than Treasury Instruments Fund) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, generally, for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller.

If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that a Fund does not have a perfected security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the Obligation.

Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, the Funds (other than the Treasury Instruments Fund), together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES
------------------

Money Market Fund and Plus Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. Tax-Free Fund and Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, Money Market Fund and Plus Fund are restricted to purchasing U.S. dollar denominated securities, but they are not otherwise precluded from purchasing securities of foreign issuers.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES
----------------------------------------------

Each of Prime Obligations Fund, Money Market Fund and Plus Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, install-ment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate securities and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. The value of a Fund's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Fund's other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objective and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations, Money Market and Plus Funds' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Fund will generally not invest in an asset-backed security if the income received with respect to such investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below.
In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

As set forth above, several types of asset-backed and receivables-backed securities have already been offered to investors, including, for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require Prime Obligations, Money Market or Plus Fund to dispose of any of their respective existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES
----------------------------------------------

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS
--------------------------------------------------

Each Fund (other than Treasury Obligations and Treasury Instruments Funds) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless a Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Funds will also consider the liquidity of the market for variable and floating rate instruments and in the event that such instruments are illiquid, the Funds' investments in such instruments will be subject to the limitation on illiquid securities.

Each Fund (other than Treasury Obligations, Government, Treasury Instruments and Federal Funds) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES
----------------------------------------

A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the

Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS
---------------------

Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations where, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Tax-Free Fund does not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds--those with original or remaining maturities of thirteen months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

The Funds which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the finan-cial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.
Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

Although Tax-Free Fund and Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the

Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. Tax-Free Fund and Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Tax-Free Fund and Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

Municipal obligations purchased for a Fund are subject to the policy on holdings of securities which are not readily marketable contained in the Fund's Prospectus. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance liquidity. In addition, standby commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

STANDBY COMMITMENTS
-------------------

In order to enhance the liquidity, stability or quality of municipal obligations, Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may each acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Adviser will look to the creditworthiness of the party providing the Fund with the right to sell.

The Funds each value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Fund's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Fund that may enter into such transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund.

Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Internal Revenue Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers, and which are applicable only to the taxpayer requesting the ruling and which have, on occasion, been reversed by the Internal Revenue Service) to the effect that they are considered the owners of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to them. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance letter rulings as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Fund and Municipal Fund each intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distribution of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to these Funds and neither Fund has assumed that such commitments will be available under all market conditions.


                             INVESTMENT LIMITATIONS

The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of
(1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund, with the exception of borrowings permitted by Investment Restriction (3).

 Accordingly, the Trust may not on behalf of any Fund (except for Government
Fund):

(1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act.

(2) purchase securities if such purchase would cause more than 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. However, there is no limitation with respect to, and each Fund (other than Money Market Fund and Plus Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of Money Market Fund and Plus Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of Money Market Fund and Plus Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

(3) borrow money, except that (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through re verse repurchase agreements in amounts up to 33/1/3/% of its total assets (including the amount borrowed),
     (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of port-folio securities, and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

(4) make loans, except through (a) the purchase of debt obligations in accordance with each Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting.

(6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.


Government Fund may not:

(1) with respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Fund in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(2) with respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(3) borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund's assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending;

(4) mortgage, pledge or hypothecate its assets except to secure permitted borrowings;

(5) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(6) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies to, concentrate its investments in, U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

(7) issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur and except for shares of existing or additional series of the Trust;

(8) purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Fund as a result of the ownership of securities;

(9) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Fund's investment objective and policies may be deemed to be loans;

(10) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Fund may acquire puts in connection with the acquisition of a debt instrument);

(11) invest in other companies for the purpose of exercising control or management.

Each Fund may, notwithstanding any other fundamental restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Fund:

     (a) invest in companies for the purpose of exercising control or management.

     (b) invest more than 10% of a Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

     (d)  make short sales of securities, except short sales against the box.


As money market funds, the Funds must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Fund's portfolio may not exceed 397 days and a Fund's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Fund, other than the Tax-Exempt Funds, as a matter of non-funda mental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Money Market Plus, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Free Money Market Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such

Funds may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Fund , no more than 10% of the Fund's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Funds (which are the only Funds that may invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Funds' total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Fund's investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Fund's total assets and the Fund's investment in such conduit securities issued by any issuer may not exceed 1% of the Fund's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

                             TRUSTEES AND OFFICERS

Information pertaining to the Board of Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------
Ashok N. Bakhru, 53     Chairman        Executive Vice President -
1325 Ave. of Americas      & Trustee    Finance and Administration and
NY, NY  10019                           Chief Financial Officer, Coty Inc.
                                        (since April 1996); President, ABN
                                        Associates (since June 1994); Senior
                                        Vice President of Scott Paper Company
                                        until June 1994; Director of Arkwright
                                        Mutual Insurance Company; Trustee of
                                        International House of Philadelphia;
                                        Member of Cornell University Council;
                                        Trustee of the Walnut Street Theater.

*David B. Ford, 51      Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New York, NY 10004                      Partner, Goldman Sachs (1986-1996); Co-
                                        Head of GSAM (since December 1994).

*Douglas C. Grip, 35    Trustee &       Vice President, Goldman Sachs
One New York Plaza      President       (since May 1996); President, MFS
New York, NY 10004                      Retirement Services Inc., of Massachu-
                                        setts Financial Services (prior
                                        thereto).

*John P. McNulty, 44    Trustee         Managing Director, Goldman
One New York Plaza                      Sachs (since 1996); General
New YOrk, NY  10004                     Partner of Goldman Sachs (1990-1994 and
                                        1995-1996); Co-Head of Goldman Sachs
                                        Asset Management (since November 1995);
                                        Limited Partner of Goldman Sachs (1994
                                        to November 1995).

Mary P. McPherson, 60   Trustee         President of Bryn Mawr College
Taylor Hall                             (since 1978); Director of
Bryn Mawr College                       Josiah Macy, Jr. Foundation
Bryn Mawr, PA  19010                    (since 1977); Director of the
                                        Philadelphia Contributionship (since
                                        1985); Director of Amherst College
                                        (since 1986); Director of Dayton Hudson
                                        Corporation (since 1988);

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

                                        Director of the Spencer Foundation
                                        (since 1993); and member of PNC Advisory
                                        Board (since 1993).

*Alan A. Shuch, 48      Trustee         Limited Partner, Goldman Sachs
One New York Plaza                      (since 1994); Director and
York, NY 10004                          Vice President of Goldman Sachs Funds
                                        Management, Inc. (from April 1990 to
                                        November 1994); President and Chief
                                        Operating Officer, GSAM (from September
                                        1988 to November 1994).

Jackson W. Smart, 66    Trustee         Chairman, Executive Committee, First
One Northfield Plaza                    Commonwealth, Inc. (a managed dental
#218                                    care company, (since January 1996);
Northfield, IL 60093                    Chairman and Chief Executive Officer,
                                        MSP Communications Inc. (a company
                                        engaged in radio broadcasting) (since
                                        November 1988); Director, Federal
                                        Express Corporation (since 1976),
                                        Evanston Hospital Corporation (since
                                        1980), First Commonwealth, Inc. (since
                                        1988) and North American Private Equity
                                        Group (a venture capital fund).


William H. Springer, 67 Trustee         Vice Chairman and Chief Financial and
701 Morningside Drive                   Administrative Officer of Ameritech (a
Lake Forest, IL 60045                   telecommunications holding
                                        company,(February 1987 to June 1991);
                                        Director, Walgreen Co. (a retail drug
                                        store business); Director of Baker,
                                        Fentress & Co. (a closed-end, management
                                        investment company.


Richard P. Strubel, 57  Trustee         Managing Director, Tandem Partners, Inc.
70 West Madison St.                     (since 1990); President and Chief
Suite 1400                              Executive Officer, Microdot, Inc.
Chicago, IL 60602                       (a diversified manufacturer of fastening
                                        systems and

NAME, AGE               POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST       DURING PAST 5 YEARS
----------------------  ----------  -----------------------------

                                    connectors)(January 1984 to
                                    October 1994).

*Scott M. Gilman, 37    Treasurer   Director, Mutual Funds Administration,
One New York Plaza                  GSAM (since April 1994); Assistant
New York, NY  10004                 Treasurer, Goldman Sachs Funds Management,
                                    Inc. (since March 1993); Vice President,
                                    Goldman Sachs (since March 1990).


*John M. Perlowski, 32   Assistant  Vice President, Goldman Sachs
One New York Plaza       Treasurer  (since July 1995); Director,
New York, NY                        Investors Bank and Trust
10004                               Company (November 1993 to July 1995); Audit
                                    Manager of Arthur Andersen LLP (prior
                                    thereto).

*Pauline Taylor, 50      Vice       Vice President of Goldman Sachs (since
4900 Sears Tower         President  June 1992); Director, Shareholder Servicing
Chicago, IL                         of GSAM (since June 1992).
60606

*John W. Mosior, 58      Vice       Vice President, Goldman Sachs and Manager
4900 Sears Tower         President  of Shareholder Servicing of GSAM (since
Chicago, IL                         November 1989).
 60606

*Nancy L. Mucker, 47     Vice       Vice President, Goldman Sachs;
4900 Sears Tower         President  Manager of Shareholder
Chicago, IL                         Servicing of GSAM (since
60606                               November 1989).

*Michael J. Richman, 36  Secretary  Associate General Counsel of
85 Broad Street                     GSAM (since February 1994);
New York, NY                        Vice President and Assistant
10004                               General Counsel of Goldman
                                    Sachs (since June 1992);
                                    Counsel to the Funds Group,
                                    GSAM (since June 1992);
                                    Partner, Hale and Dorr (Sep-
                                    tember 1991 to June 1992).

NAME, AGE               POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
-----------             ----------      -------------------

*Howard B. Surloff, 31  Assistant       Assistant General Counsel and
85 Broad Street          Secretary      Vice President, Goldman Sachs
New York, NY 10004                      (since November 1993 and May 1994,
                                        respectively ); Counsel to the Funds
                                        Group, GSAM (since November 1993); Asso-
                                        ciate of Shereff, Friedman, Hoffman &
                                        Goodman (prior thereto).

*Valerie Zondorak, 31   Assistant       Vice President, Goldman Sachs
85 Broad Street          Secretary      (since March 1997); Counsel to
New York, NY  10004                     the Funds Group, GSAM (since March
                                        1997); Associate of Shereff Friedman,
                                        Hoffman & Goodman (prior thereto).

*Steven E. Hartstein,   Assistant       Legal Products Analyst,
33                       Secretary      Goldman Sachs (June 1993 to
85 Broad Street                         present); Funds Compliance
New York, NY 10004                      Officer, Citibank Global Asset
                                        Management (August 1991 to June 1993).

*Deborah Farrell, 25    Assistant       Legal Assistant, Goldman
85 Broad Street          Secretary      Sachs (since January 1994).
New York, NY 10004                      Formerly at Cleary Gottlieb,
                                        Steen and Hamilton.

*Kaysie P. Uniacke, 36  Assistant       Vice President and Senior
One New York Plaza       Secretary      Portfolio Manager, GSAM (since 1988).
New York, NY 10004

*Elizabeth D.
  Anderson, 27          Assistant       Portfolio Manager, GSAM (since
One New York Plaza       Secretary      April 1996); Junior Portfolio
New York, NY 10004                      Manager, GSAM (since 1995-1996); Funds
                                        Trading Assistant, GSAM (1993-1995);
                                        Compliance Analyst, Prudential
                                        Insurance (1991-1993).

Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:


                                          Pension or           Total
                                          Retirement        Compensation
                                           Benefits      from Goldman Sachs
                          Aggregate       Accrued as        Mutual Funds
                         Compensation       Part of        (including the
Name of Trustee         from the Funds  Funds' Expenses       Funds)*
----------------------  --------------  ---------------  ------------------
Paul C. Nagel, Jr.**       $28,050           $0              $62,450
Ashok N. Bakhru            $35,126           $0              $69,299
Marcia L. Beck***          $0                $0              $0
David B. Ford              $0                $0              $0
Alan A. Shuch              $0                $0              $0
Jackson W. Smart           $29,198           $0              $58,954
William H. Springer        $29,198           $0              $58,954
Richard P. Strubel         $29,198           $0              $58,594

______________

     * The Goldman Sachs Mutual Funds consisted of 29 mutual funds, including the five Funds in existence on December 31, 1996.

     **   Retired as of June 30, 1996.

     ***  Resigned as President and Trustee on May 1, 1996.

                  THE ADVISER, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER
-----------

GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Funds. Under the Management Agreement between Goldman Sachs and the Trust on behalf of the Funds, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Fund, acts as investment adviser and directs the investments of the Funds. In addition, GSAM administers the Funds' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .205% of each Fund's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding management fees, fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Fund, on an annualized basis, to .01% of the average daily net assets of that Fund. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Fund's estimated annualized expense ratio and the expense limit for that Fund. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed not to impose a portion of its management fee.

The Trust, on behalf of each Fund, is responsible for all expenses other than those expressly borne by GSAM under the Funds' Management Agreement. The expenses borne by shares of each Fund include, without limitation, the fees payable to GSAM, the fees and expenses of the Funds' custodian, fees and expenses of the Funds' transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Funds, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, their proportionate share of the compensation and expenses of the Trust's "non-interested" Trustees, and extraordinary expenses incurred by the Funds.

  Prior to May 1, 1997, the Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement. The services required to be performed for the Funds and the combined advisory and administration fees payable by the Funds under the former advisory and administration agreements are identical to the services and fees under the Management Agreement. For the fiscal years ended December 31, 1996 and December 31, 1995 and the eleven months ended December 31, 1994 the amounts of the management fee (including both advisory and administration fees) incurred by each Fund were as follows:


                                    Dec. 1996    Dec. 1995    Dec. 1994
                                   -----------  -----------  -----------
Prime Obligations Fund              $8,504,328   $7,194,392   $3,485,286
Money Market Fund/(1)/               5,131,644    3,236,027      900,121
Treasury Obligations Fund            4,121,944    2,401,903    1,186,773
Government Fund                      2,179,655    1,119,731      243,841
Tax-Free Money Market Fund/(2)/        930,176      459,413       35,436

------------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


GSAM has agreed that it will not impose a portion of its manage ment fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Funds for the periods indicated:

                                   Dec. 1996   Dec. 1995   Dec. 1994
                                   ----------  ----------  ----------
Prime Obligations Fund             $1,750,891  $3,173,924  $1,609,383
Money Market Fund/(1)/              1,142,133   1,063,477     482,154
Treasury Obligations Fund             848,635   1,747,326     554,447
Government Fund                       448,753     493,804     159,290
Tax-Free Money Market Fund/(2)/       219,242     304,151     109,909
---------------------------------------------------------------------

/(1)/ Commenced operations May 18, 1994.
/(2)/ Commenced operations July 19, 1994.


The Management Agreement entered into on behalf of the Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 23, 1997. The Funds' shareholders approved the Management Agreement on April 21, 1997. The Manage ment Agreement will remain in effect until June 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Fund (as defined in the Investment Company Act) and, in either case, by a majority of "non-interested" Trustees.

Goldman Sachs has authorized any of its directors, partners, officers and employees who has been elected or appointed as a Trustee or officer of the Trust to serve in the capacities in which he or she has been elected and appointed.

In addition, GSAM assumed certain expenses related to the operations of each Fund during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Funds would have incurred the following additional expenses:

                                1996      1995     1994
                              --------  --------  -------
Prime Obligations Fund        $637,605  $382,318  $   -0-
Money Market Fund              456,796   420,234      N/A
Treasury Obligations           551,885   280,395      -0-
Government Fund                352,113   197,008   98,125
Tax-Free Money Market Fund      83,097    83,376      N/A
--------------------------


Each Fund may use any name derived from the name "Goldman Sachs" only as long as its Management Agreement remains in effect. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Fund or by either party upon sixty (60) days' written notice to GSAM or by GSAM without penalty at any time on 60 days' written notice to the Trust.

In managing the Tax-Free Money Market and Municipal Money Market Funds, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and adminis trative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT
----------------------------------

Goldman Sachs acts as principal underwriter and distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust which was most recently approved by the Board of Trustees on April 23, 1997. Goldman Sachs also serves as the transfer agent of each Fund. Goldman Sachs provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Funds.

Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.



ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY
----------------------------------------------------------------------------
GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and their
-------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary inter ests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be execut ed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be peri-ods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with their management of the Funds, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The propri etary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Funds.

The results of each Fund's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transac tions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.


                             PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Funds and of all other accounts managed by GSAM for execution with many firms.

GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Funds buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Funds to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Funds may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

Under the Investment Company Act, the Funds are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker-dealers: Shearson Lehman, Chase Manhattan, Bear Stearns Cos., Union Bank of Switzerland, Daiwa Securities America, Inc., Morgan Stanley, Swiss Bank Corp., Smith Barney Shearson, Salomon Brothers, Inc., and Bankers Trust. As of December 31, 1996, each Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands); Prime Obligations Fund - Bear Stearns ($149,014), Swiss Bank Corp. ($52,981), Chase Manhattan ($246,912), Morgan Stanley & Co., Inc. ($267,039); Government Fund - Bear Stearns ($50,000), Morgan Stanley & Co. ($138,753), Chase Manhattan ($115,627), Swiss Bank Corp. ($62,531); Treasury Obligations Fund - Swiss Bank Corp. ($252,384), Bear Stearns ($125,000), Lehman Brothers ($125,000), Union Bank of Switzerland ($125,000), Chase Manhattan ($466,686), Daiwa Securities ($125,000), Morgan Stanley & Co., Inc. ($560,024), Smith Barney Inc. ($100,000);
and Money Market Fund - Swiss Bank Corp. ($36,494), Chase Manhattan ($102,482), Morgan Stanley & Co., Inc. ($103,879).


                                NET ASSET VALUE

The net asset value per share of each Fund (except for Government Fund, Money Market Plus Fund and Treasury Obligations Fund) is determined by the Funds' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) (in the case of the Government Fund, Money Market Plus Fund and Treasury Obligations Fund, net asset value is determined at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which banks in Chicago, Boston or New York are closed on local holidays. Such holidays include: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Each Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interests of each Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Funds may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether such Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of the methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares.

In order to continue to use the amortized cost method of valuation each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are at the time of acquisition rated by the requisite number of NRSROs in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by GSAM. Also, each Fund must maintain a dollar-weighted average portfolio maturity (not more than ninety (90) days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and may not purchase any instrument with a remaining maturity of more than thirteen (13) months. However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a stated maturity of more than thirteen (13) months, if (i) the security is a floating or variable rate security with certain demand and interest rate reset features and (ii) the security, except in the case of Tax-Free Fund and Municipal Fund, is a First Tier Security.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses are allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. In addition, within each Fund, FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Fund's shares.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from a Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

A FST shareholder of any Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Fund by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or Service Organization in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Funds.


                        CALCULATION OF YIELD QUOTATIONS

Each Fund's yield quotations are calculated in accordance with a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

Yield, effective yield and tax equivalent yield are calculated separately for each class of a Fund's shares. Each class of shares is subject to different fees and expenses and, consequently, may have differing yields for the same period.

The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Fund.

Each Fund also may advertise a quotation of effective yield for a seven (7) calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding one (1) to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

Effective Yield=[(base period return + 1)/to the power of 365 divided by 7/] - 1.

Treasury Instruments, Federal, Tax-Free and Municipal Funds may also advertise a tax-equivalent yield which is computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund. The return of each Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

          The yield, effective yield and tax-equivalent yield of each Fund, with respect to FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares for the seven-day period ended December 31, 1996 were as follows:


                                    Effective     Tax-Equivalent
                                      Yield           Yield         Yield
                                    ---------     --------------    -----
Prime Obligations Fund:
     FST Shares                        5.34            5.48           N/A
     FST Administration Shares         5.09            5.23           N/A
     FST Service Shares                4.84            4.98           N/A
     FST Preferred Shares              5.24            5.38           N/A

Money Market Fund:
     FST Shares                        5.38            5.54           N/A
     FST Administration Shares         5.13            5.29           N/A
     FST Service Shares                4.88            5.04           N/A
     FST Preferred Shares              5.28            5.44           N/A

Treasury Obligations Fund:
     FST Shares                        5.43            5.56           N/A
     FST Administration Shares         5.18            5.31           N/A
     FST Service Shares                4.93            5.06           N/A
     FST Preferred Shares              5.33            5.42           N/A

Government Fund:
     FST Shares                        5.36            5.52           N/A
     FST Administration Shares         5.11            5.27           N/A
     FST Service Shares                4.86            5.02           N/A
     FST Preferred Shares              5.26            5.42           N/A

Tax-Free Fund:
     FST Shares                        3.74            3.81          6.19
     FST Administration Shares         3.49            3.56          5.78
     FST Service Shares                3.24            3.31          5.36
     FST Preferred Shares              3.64            3.71          6.03

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield and the tax-equivalent yield of each Fund for the same period would have been as follows:


                                           Effective     Tax-Equivalent
                                  Yield      Yield           Yield
                                  -----    ---------     --------------

Prime Obligations Fund:
     FST Shares                    5.29       5.43             N/A
     FST Administration Shares     5.04       5.18             N/A
     FST Service Shares            4.79       4.93             N/A
     FST Preferred Shares          5.19       5.33             N/A

Money Market Fund:
     FST Shares                    5.35       5.49             N/A
     FST Administration Shares     5.10       5.24             N/A
     FST Service Shares            4.85       4.99             N/A
     FST Preferred Shares          5.25       5.39             N/A

Treasury Obligations Fund:
     FST Shares                    5.36       5.51             N/A
     FST Administration Shares     5.11       5.26             N/A
     FST Service Shares            4.86       5.01             N/A
     FST Preferred Shares          5.26       5.41             N/A

Government Fund:
     FST Shares                    5.31       5.45             N/A
     FST Administration Shares     5.06       5.20             N/A
     FST Service Shares            4.81       4.95             N/A
     FST Preferred Shares          5.21       5.35             N/A

Tax-Free Fund:
     FST Shares                    3.70       3.76            6.13
     FST Administration Shares     3.45       3.51            5.71
     FST Service Shares            3.20       3.26            5.30
     FST Preferred Shares          3.60       3.66            5.96

The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

From time to time any Fund may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropol, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Fund's performance with that of other mutual funds with similar investment objectives.

The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

A Fund's performance data will be based on historical results and is not intended to indicate future performance. A Fund's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Fund will fluctuate unlike certain bank deposits or other investments which pay a fixed yield of return.

The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or potential benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may also highlight or summarize the services that GSAM and/or its affiliates provide in support of an asset allocation program.


                                TAX INFORMATION

Each Fund has qualified and has elected or intends to qualify and elect to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

  In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock, securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total (gross) assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of the market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

Each Fund, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Fund distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year, and in the case of any Fund that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Fund will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Fund paid no federal income tax.

Dividends paid by a Fund from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Fund from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Fund's net realized capital gains for a taxable year are computed by taking into account any capital loss carryforward of that Fund. At December 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                                         Years of
                              Amount    Expiration
                              ------    ----------

Tax Free Money Market Fund    $13,000       2004

Distributions paid by Tax-Free Fund or Municipal Fund from tax-exempt interest received by it and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Distributions paid by the other Funds from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds", if any, received by a Fund may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition tax-exempt distributions of a Fund may be considered in computing the "adjusted current earnings" preference item of its corporate shareholders in determining the corporate alternative minimum tax. To the extent that a Fund invests in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earns other taxable income any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of Tax-Free Fund or Municipal Fund will generally not be deductible. The availability of tax-exempt obligations and the value of these Funds may be affected by restrictive tax legislation enacted in recent years.

In purchasing municipal obligations, Tax-Free Fund and Municipal Fund each relies on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. Each Fund does not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct.

Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

Money Market Fund and/or Plus Fund may be subject to foreign withholding or other foreign taxes with respect to its investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and the applicable Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although neither Fund anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by either Fund, that Fund could make an election under Code Section 853 to permit its shareholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund in foreign countries. In the event such an election is made, shareholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the

Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

Each Fund will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt shareholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Tax-Free Fund or Municipal Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt interest dividends. Each Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Funds successfully maintain a constant net asset value per share. Shareholers should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes.

All distributions (including exempt-interest dividends) whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Funds will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Free Fund and the Municipal Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who received exempt-interest dividends and have not held their shares of the applicable Fund for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Fund. Each shareholder should consult his or her own tax advisor to determine the tax consequences of an investment in the Fund in the shareholder's own state and locality.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Fund and, if a current IRS Form W-8 or acceptable substitute is not on file with the Fund, may be subject to backup witholding on certain payments.

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Funds may have tax consequences for shareholders different from those of a direct investment in the Funds' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Funds in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states exempt from personal income tax distributions by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.

This discussion of the tax treatment of the Funds and their shareholders is based on the tax laws in effect as of the date of this Statement of Additional Information, which are subject to change either prospectively or retroactively.

                        ORGANIZATION AND CAPITALIZATION


The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, under a Declaration of Trust dated January 28, 1997 on April 30, 1997.

The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allo cated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Statement of Addition al Information, the Trustees have authorized the issuance of up to four classes of shares of each of the Funds: FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares.

Each FST Share, FST Administration Share, FST Service Share and FST Preferred Share of a Fund represents a proportionate interest in the assets belonging to such Fund. It is contemplated that most shares will be held in the accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's investors. FST Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its custom ers, including maintenance of account records and processing orders to purchase, redeem and exchange FST Administration Shares. FST Administration Shares of a Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such Shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares. FST Preferred Shares of a Fund bear the cost of preferred administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares. FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including mainte nance of account records, processing orders to purchase, redeem and exchange FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. FST Service Shares of a Fund bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such shares.

It is possible that an institution or its affiliates may offer different classes of shares (i.e., FST Shares, FST Administration

Shares, FST Service Shares or FST Preferred Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. In the event a Fund is distributed by sales persons or any other persons, they may receive different compensation with respect to different classes of shares of a Fund. FST Administration Shares, FST Preferred Shares and FST Service Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another Fund. Except as described above, the four classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transfer able and have no preemptive subscription or conversion rights.

  As of the date of this Statement of Additional Information, no shares of Municipal Fund and Plus Fund were outstanding.

As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Prime Obligations Fund: Commerce Bank of Kansas City, PO Box 248, Kansas City, MO 64141 (12.02%), Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (7.38%) and University of Texas Systems, 201 W. 7th Street, Austin, TX (11.58%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Money Market Fund: Loral Corporation, 600 Third Avenue, New York, NY 10016 (9.13%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601-3203(7.87%) and Citicorp Trust NA as Custodian, 400 Royal Palm Way, Palm Beach, FL 33480 (6.50%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Obligations
Fund: Commerce Bank of Kansas City, NA, PO Box 248, Kansas City, MO 64141 (11.34%), Associated Bank, P.O. Box 1007, Neehah, WI (7.98%), Amalgamated Bank of Chicago, One West Monroe Street, Chicago, IL 60603 (6.31%), and Fulton Bank, P.O. Box 3215, Lancaster, PA 17604 (5.52%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Government Fund: Chicago Trust Company, 171 N. Clark St., Chicago, IL 60601 (21.46%), Mellon Bank, Three Mellon Bank Center, Pittsburgh, PA 15258 (5.64%) and Texas State Treasury, P.O. Box 12608, Austin, TX 78711 (10.35%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Tax-Free Fund: Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (10.48%), Hilliard Lyons Trust Co., P.O. Box 32760,

Louisville, KY 40232 (6.22%), Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (16.78%) and Summit Bank, P.O. Box 821, Hackensack, NJ 07602 (8.73%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Federal Fund: Burlington Bank & Trust, MATCO, P.O. Box 728, Burlington, IA 52601 (5.48%), Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702 (9.75%), Commerce Bank NA, LENEXA, P.O. Box 419248, Kansas City, MO 64141 (5.64%), Commerce Bank of Kansas City, P.O. Box 419248, BB4-1, Kansas City, MO 64141 (19.69%), First National Bank of Southwestern Ohio, P.O. Box 476, Hamilton, OH 45012 (16.40%), Mercantile Bank of St. Louis, N.A., Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (14.13%), United National Bank-NJ, Hubbell & Co., 202 Park Avenue, Plainfield, NJ 07060 (6.28%). As of April 1, 1997, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Instruments Fund: Central Bank & Trust Co., CEBANTCO, P.O. Box 1360, Lexington, KY 40590 (10.48%), Chicago Trust Company, 171 N. Clark Street, #5CA, Chicago, IL 60601 (5.06%), Harris Trust & Savings Bank, 200 W. Monroe Street, Fl. 12, Chicago, IL 60606 (40.64%), Northern Capital Trust of Fargo, P.O. Box 829, Fargo, ND 58102 (16.70%), William Harris Investors, Inc., 2 N. LaSalle Street, Ste. 400, Chicago, IL 60602 (22.01%).

  Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

  The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Delaware law, the shareholders of the Funds are not gener ally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

In addition to the requirements under the Declaration of Trust, the Trust provides that shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstand ing shares of the Fund, or 10% of the outstanding shares of the class to which such action relates, shall join in the request of the Trustees to commence such action; and (b) the Trustees may be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merit of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Funds' assets and, in that capacity, maintains the accounting records and calculates the daily net asset value per share of each Fund. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Funds.


                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accounts, One International Place, 100 Oliver Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares each Fund's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                              FINANCIAL STATEMENTS

The Financial Statements of the Funds then in existence and conducting investment operations, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets, the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the December 31, 1996 Annual Report to the shareholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

                                  SERVICE PLAN

The Trust, on behalf of each Fund, has adopted a service plan (the "Plan") with respect to the FST Service Shares which authorizes the Funds to compensate Service Organizations for providing certain account administration and personal and account maintenance services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of each Fund, enters into agreements with Service Organizations which purchase FST Service Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns FST Service Shares, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange FST Service Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about FST Service Shares, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and the Funds, including obtaining information from the Funds, working with the Funds to correct errors and resolve problems and providing statistical and other information to the Funds. As compensation for such services, the Trust, on behalf of each Fund, pays each Service Organization a service fee in an amount up to .50% (on an annualized basis) of the average daily net assets of the FST Service Shares of each Fund attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed
 .25% of such average daily net assets.

For the fiscal years ended December 31, 1996 and December 31, 1995 and the eleven months ended December 31, 1994, the amount of service fees paid by each Fund to Service Organizations was as follows:

                             Dec. 1996    Dec. 1995    Dec. 1994
                           -----------    ---------    ---------
Prime Obligations Fund       $ 541,076     $299,892     $115,595
Money Market Fund/(1)/         271,936        8,447            -
Treasury Obligations Fund      849,624      584,861      168,982
Government Fund/(2)/         1,258,434       39,940            -
Tax-Free Fund/(3)/              91,599       70,179       1,199

_______________

(1) FST Service Share activity commenced June 14, 1995.
(2) FST Service Share activity commenced May 16, 1995.
(3) FST Service Share activity commenced September 23, 1994.

The Trust has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Investment Company Act. Rule 12b-1, which was adopted by the SEC under the Investment Company Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of FST Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing FST Service Shares on behalf of their customers may be required to register as dealers pursuant to state law. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of FST Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing the Funds' method of operations or providing alternative means of offering FST Service Shares to customers of such Service Organizations, in which case the operation of a Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Funds' operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Service Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in FST Service Shares.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements for each Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on April 23, 1997. The Plan and Service Agreements will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the FST Service Shareholders of each Fund, and all material amend ments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding FST Service Shares of each Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding FST Service Shares of each Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Fund and holders of FST Service Shares of such Fund. In the Board of Trustees' quarterly review of the Plan and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

================================================================================
Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

Goldman Sachs
Money Market Trust
Financial Square
Funds

-------------------------------------------------------------------

Annual Report
December 31, 1996

Prime Obligations Fund
Money Market Fund
Treasury Obligations Fund
Government Fund
Tax-Free Money Market Fund

-------------
Goldman
Sachs
-------------

--------------------------------------------------------------------------------
================================================================================

================================================================================
================================================================================

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Money Market Trust/Financial Square Funds in 1996. It was another strong year for the Funds, during which all of the portfolios outperformed their respective IBC Financial Data, Inc. averages during the period. Assets in the Financial Square Funds totaled $12.2 billion as of December 31, 1996, up 34% from last year.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation.

     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

                        Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                             [PLOT POINTS TO COME]

Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the Funds' weighted average maturities and structures were equally important to our strategy.

     During the second and third quarters of 1996, we extended the Financial Square Funds' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Funds closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for Financial Square Funds Institutional Shares* as of 12/31/96



---------------------------------------------------------------------
                                                        Weighted
                    SEC 7-Day   SEC 7-Day    30-Day      Average
 Financial Square    Current    Effective    Average    Maturity
       Funds          Yield       Yield       Yield      (days)
=====================================================================
 Prime
   Obligations        5.34%       5.48%       5.31%        41
--------------------------------------------------------------------
 Money Market         5.38%       5.54%       5.34%        37
--------------------------------------------------------------------
 Treasury
   Obligations        5.43%       5.56%       5.29%        33
--------------------------------------------------------------------
 Government           5.36%       5.52%       5.30%        36
--------------------------------------------------------------------
 Tax-Free
   Money Market       3.74%       3.81%       3.42%        34
--------------------------------------------------------------------

* Financial Square Funds offer four separate classes of shares (Institutional, Preferred, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle shareholders to different services. The Preferred, Administration and Service shares offer financial institutions the opportunity to receive a fee for providing administrative support services. The Preferred shares pay 0.10%, Administration shares pay 0.25%, and the Service shares pay 0.50%. More complete information, including management fees and expenses, is included in the Funds' prospectus or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy Economy and a Strong Market
     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.
      The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.
     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.
     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.
     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Credit Picture Abroad:  Europe Improved, While Asia Was Generally Stable
     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks.
     In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.
     In 1996, we continued to apply conservative credit standards to our money market Funds. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments.

Outlook and Strategies for 1997
     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.
     Consequently, the Financial Square Funds will continue to be managed with short-to-neutral average life targets and short, laddered structures to prepare for the probability of higher rates ahead.

Extended Trading Hours Improve Service Further
     To meet the needs of many institutional investors who receive inflows of cash late in the day, we extended the trading hours for both purchases and redemptions in the Financial Square Treasury Obligations Fund until 5:00 p.m. EST. (The Financial Square Government Fund also provides late-day service.) We have found many of our clients enjoy the added flexibility of late-day trading and are increasing their use of this beneficial service.
     In closing, we thank you for your support and for making 1996 a successful year for the Financial Square Funds. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
---------------------

Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund

December 31, 1996



-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations--53.0%
Bank Holding Companies
BankAmerica Corp.
$150,000,000          5.27%          03/21/97         $ 148,265,292
Chase Manhattan Corp.
 100,000,000          5.28           03/14/97            98,944,000
JP Morgan & Co., Inc.
  25,000,000          5.73           05/30/97            24,407,104
NationsBank Corp.
  50,000,000          5.40           05/09/97            49,040,000
Business Credit Institutions
General Electric Capital Corp.
  50,000,000          5.30           03/26/97            49,381,667
 100,000,000          5.44           04/03/97            98,609,778
JC Penney Funding Corp.
  50,000,000          5.31           01/31/97            49,778,750
Commercial Banks
CP Trust Certificates Series 1996
  85,000,000          5.68/(a)/      03/28/97            85,000,000
Financial Services
National Rural Utilities Cooperative
  34,250,000          5.30           02/11/97            34,043,263
  62,000,000          5.28           02/21/97            61,536,240
Life Insurance
Commonwealth Life Insurance Co.
  20,000,000          5.64/(b)/      05/08/97            20,000,000
Pacific Mutual Life Insurance Co.
  50,000,000          5.52/(b)/      02/28/97            50,000,000
Prudential Funding Corp.
  50,000,000          6.50           01/02/97            49,990,972
  50,000,000          5.43           02/28/97            49,562,583
Motor Vehicles and Equipment
Ford Motor Credit Co.
 150,000,000          5.31           02/04/97           149,247,750
Personal Credit Institutions
Associates Corp. of North America
  50,000,000          6.30           01/02/97            49,991,250
  50,000,000          5.32           01/30/97            49,785,722
  50,000,000          5.32           01/31/97            49,778,333
Household Finance Corp.
  50,000,000          5.32           03/12/97            49,482,778
Transamerica Finance Corp.
  10,000,000          5.52           01/28/97             9,958,600
  50,000,000          5.43           02/28/97            49,562,584
  21,000,000          5.29           03/13/97            20,780,906
  31,308,000          5.29           03/14/97            30,976,761
USAA Capital Corp.
  30,000,000          5.34           04/07/97            29,572,800
Receivable/Asset Financings
Beta Finance Inc.
  16,000,000          5.58           01/27/97            15,935,520
  24,000,000          5.58           02/03/97            23,877,240
  15,000,000          5.50           02/04/97            14,922,083
  19,000,000          5.35           04/07/97            18,728,933
  25,000,000          6.11           06/17/97            25,000,000
Delaware Funding Corp.
  30,832,000          5.29           02/20/97            30,605,470
Enterprise Funding Corp.
  50,000,000          5.33           01/23/97            49,837,139
International Lease Finance Corp.
  60,000,000          5.30           03/17/97            59,337,500
  20,000,000          5.29           03/24/97            19,759,011
New Center Asset Trust
  25,000,000          5.52           01/28/97            24,896,500
  25,000,000          5.37           04/04/97            24,653,188
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 100,000,000          5.30           02/13/97            99,366,945
  50,000,000          5.30           02/18/97            49,646,667
C.S. First Boston, Inc.
  60,000,000          5.33           01/22/97            59,813,450
Merrill Lynch & Co., Inc.
  50,000,000          5.35           02/11/97            49,695,347
  25,000,000          5.45           02/19/97            24,814,549
  75,000,000          5.33           02/26/97            74,378,167
Morgan Stanley Group, Inc.
  40,000,000          5.59           01/28/97            39,832,300
  50,000,000          5.41           02/03/97            49,752,042
  20,000,000          5.32           02/06/97            19,893,600
  40,000,000          5.53           06/27/97            40,000,000

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund  (continued)
December 31, 1996


-------------------------------------------------------------------
Principal             Interest       Maturity          Amortized
 Amount                Rate            Date              Cost
===================================================================
Commercial Paper and Corporate Obligations (continued)
Telecommunications
Ameritech Corp.
$ 70,000,000          5.34%          04/07/97        $   69,003,200
Tobacco
Philip Morris Co.
  70,000,000          6.50           01/02/97            69,987,361
-------------------------------------------------------------------
Total Commercial Paper and Corporate
  Obligations                                        $2,311,433,345
-------------------------------------------------------------------
Bank Notes--15.6%
Dakota Certificates of Standard Credit Card Master Trust
$ 50,000,000          5.33%(b)       02/07/97        $   49,726,097
FCC National Bank
  40,000,000          5.70           05/22/97            39,953,925
  75,000,000          6.00           06/02/97            75,003,030
First Bank FSB
  50,000,000          5.62(b)        02/11/97            50,000,000
  20,000,000          5.61(b)        04/11/97            19,998,937
First National Bank of Maryland
  20,000,000          5.60(b)        09/30/97            19,994,187
Harris Trust & Savings Bank
  16,500,000          6.04           06/17/97            16,520,097
Household Bank FSB
  50,000,000          5.63(b)        09/23/97            49,997,602
Huntington National Bank
  35,000,000          6.05           06/13/97            35,042,420
PNC Bank, N.A.
  58,500,000          5.58(b)        04/01/97            58,488,742
 100,000,000          5.40(b)        10/01/97            99,941,219
Society National Bank of Cleveland
 100,000,000          5.58           05/14/97            99,961,237
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97            40,000,000
Southtrust Bank of Alabama, N.A.
  25,000,000          5.54(b)        05/15/97            24,995,313
-------------------------------------------------------------------
Total Bank Notes                                     $  679,622,806
-------------------------------------------------------------------
U.S. Government Agency Obligations--7.1%
Federal Farm Credit Bank
  32,000,000          5.39           02/24/97            31,741,280
Federal Home Loan Mortgage Corp.
  50,000,000          5.40           02/24/97            49,595,000
Federal National Mortgage Association
$200,000,000          5.36%          03/04/97        $  198,153,778
  30,000,000          5.35           03/17/97            29,665,625
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  309,155,683
-------------------------------------------------------------------
Certificates of Deposit--6.9%
Chase Manhattan Corp.
$ 25,000,000          5.75%          02/03/97        $   25,000,000
  25,000,000          5.42           03/12/97            25,000,000
Mellon Bank, N.A.
  50,000,000          5.35           02/19/97            50,000,000
 100,000,000          5.50           04/07/97           100,000,000
Morgan Guaranty Trust Co.
  50,000,000          5.65           02/03/97            50,000,445
Union Bank of California
  50,000,000          5.58           02/28/97            50,000,000
-------------------------------------------------------------------
Total Certificates of Deposit                        $  300,000,445
-------------------------------------------------------------------
Repurchase Agreements--17.7%
C.S. First Boston Corp., dated 12/31/96, repurchase price
   $302,790,000 (FNMA: $308,478,596, 6.00%-6.18%, 02/01/09-04/01/34)
$300,000,000          5.40%          03/03/97        $  300,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $102,538,618, 5.47%, 12/30/97)
 100,000,000          6.50           01/02/97           100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $75,641,250 (FNMA: $78,669,875, 7.50%, 04/01/26)
  75,000,000          5.40           02/26/97            75,000,000
Joint Repurchase Agreement Account
 297,900,000          6.58           01/02/97           297,900,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  772,900,000
-------------------------------------------------------------------
Total Investments                                    $4,373,112,279/(c)/
===================================================================

/(a)/Variable rate security - base index is either U.S. Treasury
     Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
/(b)/Variable rate master note-base index is Federal Funds. /(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices. The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Money Market Fund
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Commercial Paper and Corporate Obligations--45.7%
Commercial Banks

CP Trust Certificates Series 1996
$ 60,000,000          5.68%\(a)\     03/28/97         $   60,000,000

Computer Software and Services

First Data Corp.
  20,000,000          5.40           02/19/97             19,853,000

Siemens Capital Corp.
  25,000,000          5.32           02/13/97             24,841,139

Foreign Banks

ABN Amro N.A.
  50,000,000          5.45           02/28/97             49,560,972
Banca Crt Financial Corp.
  15,000,000          5.35           01/31/97             14,933,125
  22,945,000          5.42           04/01/97             22,634,095
  20,000,000          5.47           04/03/97             19,720,422
  13,000,000          5.42           04/08/97             12,810,149
BBL North America
 125,000,000          6.90           01/02/97            124,976,042
Bex America, Inc.
  36,000,000          5.36           01/21/97             35,892,900
Generale Bank
  70,000,000          5.35           04/10/97             68,970,125
Nordbanken, N.A.
  42,559,000          6.50           01/10/97             42,489,842
Royal Bank of Canada
 100,000,000          6.50           01/02/97             99,981,944
San Paolo U.S. Finance Corp.
  25,000,000          5.36           01/31/97             24,888,333
Swedbank, Inc.
 100,000,000          5.47           02/04/97             99,483,389
Unifunding, Inc.
  60,000,000          5.45           01/29/97             59,745,667
  50,000,000          5.36           04/07/97             49,285,333

Life Insurance
Sunamerica Life Insurance Co.
  50,000,000          5.50\(b)\      09/02/97             50,000,000

Mortgage Brokers

Countrywide Funding Corp.
  28,700,000          5.35           01/23/97             28,606,167
  27,000,000          5.35           01/28/97             26,891,663
Countrywide Home Loans
  50,000,000          6.65           01/02/97             49,990,764

Motor Vehicles and Equipment

Daimler Benz Corp., N.A.
  16,312,000          5.57%          01/14/97             16,279,190
  30,000,000          5.60           01/16/97             29,930,000
  10,000,000          5.35           03/25/97              9,876,653
  55,000,000          5.35           03/26/97             54,313,417
General Motors Acceptance Corp.
  20,000,000          5.57           02/04/97             19,894,789
  50,000,000          5.47           04/07/97             49,270,667

Security and Commodity Brokers, Dealers and Services
Merrill Lynch & Co., Inc.
  25,000,000          5.35           02/11/97             24,847,674
  25,000,000          5.45           02/19/97             24,814,549
  50,000,000          5.33           02/26/97             49,585,444
Morgan Stanley Group, Inc.
  22,900,000          5.53\(a)\      06/27/97             22,900,000
Nomura Holdings
  15,000,000          5.39           01/28/97             14,939,363
  50,000,000          5.39           01/30/97             49,782,903
--------------------------------------------------------------------
Total Commercial Paper and Corporate
Obligations                                           $1,351,989,720
--------------------------------------------------------------------
Bank Notes--15.1%

Dakota Certificates of Standard Credit Card Master Trust
$ 25,000,000          5.33%\(b)\     02/07/97         $  24,863,049
FCC National Bank
  25,000,000          5.70           05/22/97            24,971,203
  50,000,000          6.00           06/02/97            50,002,020
First Bank FSB
  75,000,000          5.61\(b)\      04/11/97            74,996,012
First National Bank of Maryland
  30,000,000          5.61\(b)\      09/26/97            29,991,409
  25,000,000          5.60\(b)\      09/30/97            24,992,734
Household Bank FSB
  25,000,000          5.63\(b)\      09/23/97            24,998,185
Huntington National Bank
  10,000,000          6.05           06/13/97             9,996,458

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Money Market Fund (continued)
December 31, 1996

--------------------------------------------------------------------
Principal             Interest       Maturity            Amortized
 Amount                Rate            Date                 Cost
====================================================================
Bank Notes (continued)
PNC Bank, N.A.
$ 42,000,000          5.46%(b)       09/03/97         $   41,977,353
  50,000,000          5.40(b)        10/01/97             49,970,608
SMM Trust 1996
  40,000,000          5.69(b)        06/20/97             40,000,000
Southtrust Bank of Alabama, N.A.
  50,000,000          5.45(b)        07/11/97             49,983,901
--------------------------------------------------------------------
Total Bank Notes                                      $  446,742,932
--------------------------------------------------------------------
Certificates of Deposit--1.2%

Chase Manhattan Corp.
$ 35,000,000          5.75%          02/03/97         $   35,000,000
--------------------------------------------------------------------
Total Certificates of Deposit                         $   35,000,000
--------------------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%

Norinchukin Bank, London
$125,000,000          5.49%          03/18/97         $  125,002,592
Sanwa Bank Ltd., London
 100,000,000          5.46           03/21/97            100,001,079
--------------------------------------------------------------------
Total Certificates of Deposit - Foreign Eurodollar    $  225,003,671
--------------------------------------------------------------------
Certificates of Deposit - Yankeedollar--12.3%

Fuji Bank, Chicago
$100,000,000          5.52%          01/17/97         $  100,000,441
Industrial Bank of Japan, New York
 100,000,000          5.46           03/19/97            100,001,051
Landesbank Hessen Thuer Gir, New York
  50,000,000          6.03           06/13/97             50,060,885
Sumitomo Bank, Los Angeles
  75,000,000          5.52           02/28/97             74,994,514
Westpac Banking Corp., New York
  40,000,000          5.97           06/06/97             40,027,198
--------------------------------------------------------------------
Total Certificates of Deposit - Yankeedollar          $  365,084,089
--------------------------------------------------------------------
Time Deposit--2.9%

Bank of Tokyo, Mitsubishi Bank Ltd., London
$ 85,000,000          5.50%          05/16/97         $   85,000,000
--------------------------------------------------------------------
Total Time Deposit                                    $   85,000,000
--------------------------------------------------------------------
Repurchase Agreements--15.4%

JP Morgan Securities, Inc., dated 12/31/96, repurchase price
   $100,036,111 (FNMA: $69,839,000, 5.47%, 12/30/97; FHLMC:
   $32,517,875, 7.26%, 09/17/01)
$100,000,000          6.50%          01/02/97         $  100,000,000
SBC Government Securities, Inc., dated 12/31/96, repurchase price
   $150,052,083 (FNMA Stripped Securities: $149,437,500, 01/23/97;
   FNMA: $3,650,246, 6.50%, 08/15/97)
 150,000,000          6.25           01/02/97            150,000,000
Joint Repurchase Agreement Account
 205,200,000          6.58           01/02/97            205,200,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $  455,200,000
--------------------------------------------------------------------
Total Investments                                     $2,964,020,412(c)
================================================================================

(a) Variable rate security - base index is either U.S. Treasury Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate
(b) Variable rate master note-base index is Federal Funds.
(c) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.



--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Obligations Fund
December 31, 1996


--------------------------------------------------------------------
Principal              Interest      Maturity            Amortized
 Amount                  Rate          Date                 Cost
=====================================================================
U.S. Treasury Obligations--8.5%

United States Treasury Notes

$ 100,000,000           5.63%        06/30/97         $   99,831,980
   30,000,000           6.00         09/02/97             29,991,342
   92,500,000           5.38         12/01/97             92,370,356
   40,000,000           5.25         12/31/97             39,901,534
--------------------------------------------------------------------
Total U.S. Treasury Obligations                       $  262,095,212
====================================================================
Repurchase Agreements--91.9%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $125,046,875 (U.S. Treasury Notes: $127,384,047, 5.75%-5.88%,
   10/31/98-12/31/98)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $101,332,500 (U.S. Treasury Note: $102,491,792, 5.50%,
   11/15/98)
  100,000,000           5.33         03/13/97            100,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase price
   $125,046,528 (U.S. Treasury Bond: $71,136,658, 8.50%,
   02/15/20; U.S. Treasury Note: $56,365,266, 7.25%, 08/15/04)
  125,000,000           6.70         01/02/97            125,000,000

Daiwa Securities, dated 12/31/96, repurchase price $125,047,917
   (U.S. Treasury Bill: $127,500,528, 11/13/97)
  125,000,000           6.90         01/02/97            125,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Bill: $127,500,296, 12/11/97)
  125,000,000           6.60         01/02/97            125,000,000

JP Morgan Securities, dated 12/31/96, repurchase price
   $125,045,833 (U.S. Treasury Notes: $127,371,815, 6.88%-7.75%,
   12/31/99-11/15/01)
  125,000,000           6.60         01/02/97            125,000,000

Lehman Government Securities, Inc., dated 12/31/96, repurchase price $125,049,306 (U.S. Treasury Stripped Securities:
   $127,500,543, 02/15/97-11/15/03)
  125,000,000           7.10         01/02/97            125,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $125,044,792 (U.S. Treasury Bills:
   $70,594,041, 01/09/97-01/30/97; U.S. Treasury Stripped
   Securities: $14,626,460, 08/15/98-11/15/99; U.S. Treasury
   Notes: $42,283,899, 7.50%-9.25%, 05/15/97-11/15/01)
  125,000,000           6.45         01/02/97            125,000,000

Nomura Securities International, Inc., dated 12/12/96, repurchase price $101,335,000 ( U.S. Treasury Bill: $9,629,890, 09/18/97;
   U.S. Treasury Notes: $92,371,056, 5.00%-8.13%, 05/31/97-05/31/01)
  100,000,000           5.34         03/12/97            100,000,000

Repurchase Agreements  (continued)

Sanwa Securities, dated 12/31/96, repurchase price $125,046,875
   (U.S. Treasury Notes: $85,107,798, 4.75%-5.25%,
   08/31/98-04/30/01; U.S. Treasury Bill: $40,971,000, 10/16/97)
$ 125,000,000           6.75%        01/02/97         $  125,000,000

Smith Barney, Inc., dated 12/11/96, repurchase price $101,335,000
   (U.S. Treasury Bill: $1,475,971, 03/13/97; U.S. Treasury
   Stripped Security: $ 15,052,048, 02/15/98; U.S. Treasury
   Notes: $85,472,470, 4.75%-7.88%, 02/15/97-04/15/98)
  100,000,000           5.34         03/11/97            100,000,000

UBS Securities, Inc., dated 12/31/96, repurchase price
   $125,047,743 (U.S. Treasury Notes: $127,294,387, 6.13%-7.75%,
   05/31/97-11/15/01)
  125,000,000           6.88         01/02/97            125,000,000

Joint Repurchase Agreement Account
1,419,100,000           6.58         01/02/97          1,419,100,000
--------------------------------------------------------------------
Total Repurchase Agreements                           $2,844,100,000
====================================================================
Total Investments                                     $3,106,195,212/(a)/
====================================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflects the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Government Fund
December 31, 1996

-------------------------------------------------------------------
 Principal            Interest       Maturity            Amortized
  Amount               Rate            Date                 Cost
===================================================================
U.S. Government Agency Obligations--44.7%

Federal Home Loan Bank
$ 35,000,000          5.40%(a)       04/04/97        $   34,991,708
  15,000,000          5.45           11/12/97            14,986,333
  20,000,000          5.42           12/02/97            19,973,237
  50,000,000          5.50(a)        12/26/97            49,959,182

Federal National Mortgage Association
  72,000,000          5.35           01/21/97            71,786,000
  25,000,000          5.35           01/24/97            24,914,549
  20,000,000          5.27(a)        04/04/97            19,985,729
  75,000,000          4.75(a)        04/21/97            74,974,867
 100,000,000          5.43(a)        09/12/97            99,940,710
  50,000,000          5.41(a)        09/29/97            49,981,540
  12,500,000          5.53           10/29/97            12,495,125
  75,000,000          5.40(a)        12/03/97            74,952,900
-------------------------------------------------------------------
Total U.S. Government Agency Obligations             $  548,941,880
-------------------------------------------------------------------
U.S. Treasury Obligations--6.5%

United States Treasury Notes
$ 50,000,000          5.63%          06/30/97        $   49,915,080
  30,000,000          6.00           09/02/97            29,990,027
-------------------------------------------------------------------
Total U.S. Treasury Obligations                      $   79,905,107
-------------------------------------------------------------------
Repurchase Agreements--49.0%

Bear Stearns Companies, Inc., dated 12/31/96, repurchase price
   $50,018,889 (FNMA: $51,422,558, 7.00%, 12/01/11-04/01/24)
$ 50,000,000          6.80%          01/02/97        $   50,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase price
   $50,671,875 (FHLMC: $52,596,865, 7.00%, 11/01/26)
  50,000,000          5.38           03/11/97            50,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $50,671,875 (FNMA: $51,607,046, 6.12%, 10/01/32)
  50,000,000          5.38           03/11/97            50,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase price
   $50,671,875 (FNMA: $52,512,714, 7.50%, 06/01/26)
  50,000,000          5.38           03/12/97            50,000,000

Nomura Securities International, Inc., dated 12/31/96, repurchase price $50,020,833 (FNMA: $34,860,373, 6.50%, 07/01/24; FHLMC:
   $16,396,948, 7.00%-8.00%, 12/01/22-12/01/26)
  50,000,000          7.50           01/02/97            50,000,000

Joint Repurchase Agreement Account
 351,600,000          6.58           01/02/97           351,600,000
-------------------------------------------------------------------
Total Repurchase Agreements                          $  601,600,000
-------------------------------------------------------------------
Total Investments                                    $1,230,446,987/(b)/
===================================================================

/(a)/Variable rate security-base index is either Federal Funds, Prime lending rate or one month LIBOR.

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Alabama--4.8%
Columbia IDB PCRB for Alabama Power Co. Series 1995 (A-1/VMIG1)
$ 1,500,000          5.00%            01/01/97          $ 1,500,000
Jefferson County MF Hsg. Refunding RB for Hickory Knolls Project
   Series 1994  (Amsouth Bank LOC)(P-1)
  4,040,000          4.25             01/07/97            4,040,000
Jefferson County Sewer Revenue Warrants Series 1995 A (Bayerische
   Landesbank Girozentrale LOC)(A-1+/VMIG1)
 18,200,000          4.25             01/07/97           18,200,000
Parrish IDB PCRB for Alabama Power Co. Series 1994 A(A-1+/VMIG1)
  2,150,000          5.00             01/01/97            2,150,000
-------------------------------------------------------------------
                                                        $25,890,000
-------------------------------------------------------------------
Arizona--1.4%
Maricopa County PCRB for Southern California Edison Co.
   Series 1985 C(A-1/P-1)
$ 6,450,000          3.60%            03/12/97          $ 6,450,000
Phoenix IDA MF Hsg. VRDN for Del Mar Terrace Apartments (Bank of
   America LOC)(MIG1)
  1,300,000          4.15             01/07/97            1,300,000
-------------------------------------------------------------------
                                                        $ 7,750,000
-------------------------------------------------------------------
Arkansas--0.8%
Crossett City PCRB for Georgia Pacific Corp. Series 1991(Suntrust
   Bank LOC)(A-1/P-1)
$ 4,500,000          4.15%            01/07/97          $ 4,500,000
-------------------------------------------------------------------
California--5.0%
California RANS Index Series 1996-97 B(SP-1+/MIG1)
$16,000,000          3.47%            01/31/97          $16,000,000
California RANS VRDN Series 1996-97(SP-1+/VMIG1)
  4,300,000          4.00             01/07/97            4,300,000
California School Cash Reserve Program Authority Series 1996
   (MBIA)(MIG1)
  4,500,000          4.50             12/19/97            4,537,690
Los Angeles County TRANS Series 1996-97 A(Credit Suisse/Morgan
   Guaranty/Westdeutsche Landesbank Girozentrale/Bank of America/ Union Bank of Switzerland LOC)(SP-1/MIG1)
  2,080,000          4.50             01/07/97            2,087,107
-------------------------------------------------------------------
                                                        $26,924,797
-------------------------------------------------------------------
Colorado--1.0%
Colorado Health Facilities Authority Series 1992 C(A-1+/VMIG1)
$ 5,500,000          4.15%            01/07/97          $ 5,500,000
-------------------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES Series 1988 C (Bayerische
   Landesbank Girozentrale LOC)(A-1/VMIG1)
$ 6,100,000          4.10%            01/07/97          $ 6,100,000
-------------------------------------------------------------------
Florida--4.6%
Dade County Water & Sewer RB Series 1994 (FGIC)(A-1/VMIG1)
$ 3,700,000          4.00%            01/07/97          $ 3,700,000
Florida Local Government Pooled CP Notes (First Union National
   Bank of Florida LOC)(A-1/P-1)
 11,617,735          3.70             01/30/97           11,617,735
Jacksonville PCRB for Florida Power & Light Co. Series 1995
   (A-1+/VMIG1)
    600,000          5.25             01/01/97              600,000
Putnam County Development Authority for Seminole Electric Series
   1984 H VRDN (CFC)(A-1+/P-1)
  9,100,000          4.15             01/07/97            9,100,000
-------------------------------------------------------------------
                                                        $25,017,735
-------------------------------------------------------------------
Georgia--6.8%
Bartow County PCRB for Georgia Power Co. Series 1996(VMIG1)
$ 5,800,000          5.25%            01/01/97          $ 5,800,000
Burke County PCRB for Georgia Power Co. Second Series 1995
   (A-1/VMIG1)
    800,000          5.00             01/01/97              800,000
Burke County PCRB for Georgia Power Co. Series 1994(VMIG1)
  3,800,000          5.00             01/01/97            3,800,000
Burke County PCRB for Georgia Power Co. Series 1995(A+/VMIG1)
  3,400,000          5.00             01/01/97            3,400,000
  6,300,000          5.25             01/01/97            6,300,000
Floyd County PCRB for Georgia Power Co. Series 1996(A-1/VMIG1)
  3,000,000          5.00             01/01/97            3,000,000
Monroe County Development Authority for Georgia Power Scherer
   Project Series 1995(A-1/VMIG1)
  3,300,000          5.00             01/01/97            3,300,000
Municipal Electric Authority of Georgia Subordinate General
   Resolution Series 1985 B(Credit Suisse/Morgan Guaranty/Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  4,575,000          3.55             03/06/97            4,575,000
  6,000,000          3.55             04/10/97            6,000,000
-------------------------------------------------------------------
                                                        $36,975,000
-------------------------------------------------------------------
Hawaii--0.7%
Hawaii Housing Finance and Development Authority MF Hsg.VRDN
   Series 1985 A(FHLB LOC)(A-1+)
$ 4,000,000          3.00%            01/07/97          $ 4,000,000
-------------------------------------------------------------------
-------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
---------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Illinois--8.3%
Illinois Health Facilities Authority VRDN for Elmhurst Memorial
   Hospital Series 1993 B(VMIG1)
$ 8,900,000          5.30%            01/01/97          $ 8,900,000
Illinois Health Facilities Authority VRDN for Evangelical
   Hospitals Corp. Series 1985 A (First National Bank of Chicago
   LOC)(VMIG1)
  2,600,000          4.10             01/07/97            2,600,000
Illinois Health Facilities Authority VRDN for Healthcorp
   Affiliates Projects Series 1985 A (Northern Trust Company
   LOC)(VMIG1)
  2,700,000          4.15             01/07/97            2,700,000
Illinois Health Facilities Authority VRDN RB for Northwest
   Community Hospital Series 1995 (A-1+/VMIG1)
  5,000,000          4.20             01/01/97            5,000,000
Illinois Health Facilities Authority VRDN for Resurrection
   Healthcare(VMIG1)
  6,000,000          5.00             01/01/97            6,000,000
Illinois Health Facilities Authority VRDN Series 1985 C and D
   Revolving Fund Pooled Finance Program (First National Bank of Chicago LOC)(A-1/VMIG1)
 16,700,000          4.15             01/07/97           16,700,000
Sauget PCRB VRDN for Monsanto Series 1992(P-1)
  1,000,000          4.20             01/07/97            1,000,000
Sauget PCRB VRDN for Monsanto Series 1993(P-1)
  1,900,000          4.20             01/07/97            1,900,000
-------------------------------------------------------------------
                                                        $44,800,000
-------------------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN for Parkview Memorial Hospital
   Series 1985 B (Bank of America LOC)(VMIG1)
$ 8,100,000          4.15%            01/07/97          $ 8,100,000
Indiana Hospital Equipment Financing Authority VRDN Series 1985 A
   (MBIA)(A-1/VMIG1)
  2,500,000          4.20             01/07/97            2,500,000
Jasper County PCRB for Nipsco Series 1994 A and C(A-1+/VMIG1)
  9,300,000          5.10             01/01/97            9,300,000
Warrick County PCRB for Aluminum Company of America Series
   1992(A-1)
  7,475,000          4.15%            01/07/97            7,475,000
-------------------------------------------------------------------
                                                        $27,375,000
-------------------------------------------------------------------
Iowa--2.0%
Chillicothe PCRB for Midwest Power Systems Series 1993 A
   (A-1/VMIG1)
$ 3,700,000          4.15%            01/07/97          $ 3,700,000
Muscatine County VRDN for Monsanto Corp. Series 1992(P-1)
  7,200,000          4.20             01/07/97            7,200,000
-------------------------------------------------------------------
                                                        $10,900,000
-------------------------------------------------------------------
Kentucky--0.6%
Calvert PCRB for Air Products and Chemicals, Inc. Project Series
   1993 A(A-1)
$ 3,000,000          4.20%            01/07/97          $ 3,000,000
-------------------------------------------------------------------
Maryland--2.1%
Anne Arundel County RB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
$ 1,000,000          3.65%            03/10/97          $ 1,000,000
  5,380,000          3.60             03/13/97            5,380,000
Baltimore County PCRB for Baltimore Gas & Electric Series 1985
   (A-1/VMIG1)
  5,000,000          3.70             01/15/97            5,000,000
-------------------------------------------------------------------
                                                        $11,380,000
-------------------------------------------------------------------
Massachusetts--0.7%
Massachusetts Bay Transportation Authority Series 1996 A Notes
   (SP-1/MIG2)
$ 4,000,000          3.75%            02/28/97          $ 4,002,951
-------------------------------------------------------------------
Michigan--1.0%
Michigan Job Development Authority VRDN for Mazda Motor
   Manufacturing Series 1985 (Sumitomo Bank)(VMIG1)
$ 1,400,000          4.25%            01/07/97          $ 1,400,000
Michigan State Strategic Fund Ltd. RB for Dow Chemical Series 1994
   (A-1/P-1)
  4,200,000          5.10             01/01/97            4,200,000
-------------------------------------------------------------------
                                                        $ 5,600,000
-------------------------------------------------------------------
Minnesota--1.9%
Minnesota State Higher Education Facility VRDN for Carleton
   College Series 3-L2(VMIG1)
$ 6,000,000          4.11%            01/07/97          $ 6,000,000
Port Authority of St. Paul VRDN for Weyerhauser Project Series 1993
   (A-1)
  4,000,000          4.21             01/07/97            4,000,000
-------------------------------------------------------------------
                                                        $10,000,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================
Mississippi--0.6%
Grenada County Refunding RB VRDN for Georgia Pacific Corp. Series
   1994 (Sumitomo Bank LOC)(A1/P-1)
$ 1,000,000          4.30%            01/07/97          $ 1,000,000
Jackson County PCRB for Chevron USA, Inc. Series 1992(VMIG1)
  2,000,000          5.00             01/01/97            2,000,000
-------------------------------------------------------------------
                                                        $ 3,000,000
-------------------------------------------------------------------
Missouri--1.1%
Missouri Health & Educational Facility Authority VRDN for SSM
   Health Care Series 1995 B (MBIA)(AAA)
$ 4,500,000          4.10%            01/07/97          $ 4,500,000
Missouri State Environmental Improvement & Energy Resources
   Authority VRDN for Monsanto Corp. Series 1993(P-1)
  1,500,000          4.20             01/07/97            1,500,000
-------------------------------------------------------------------
                                                        $ 6,000,000
-------------------------------------------------------------------
New Jersey--3.1%
State of New Jersey TRANS Series 1997 A(A-1+/P-1)
$17,000,000          3.50%            03/11/97          $17,000,000
-------------------------------------------------------------------
New Mexico--0.9%
Albuquerque RB for Sisters of Charity Series 1992(A-1+/VMIG1)
$ 5,000,000          4.15%            01/07/97          $ 5,000,000
-------------------------------------------------------------------
New York--9.5%
Great Neck North Water Authority Water System RB Series 1993 A
   (FGIC)(A-1+/VMIG1)
$ 3,400,000          4.00%            01/07/97          $ 3,400,000
New York City GO Series 1994 B (Morgan Guaranty LOC)(A-1/VMIG1)
  2,800,000          4.50             01/01/97            2,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 26,000,000          4.50             04/15/97           26,060,135
New York City Municipal Water Finance Authority CP Notes Series 3
   (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  7,500,000          3.50             03/11/97            7,500,000
New York City Municipal Water Finance Authority RB Series 1995 A
   (FGIC)(A-1+/VMIG1)
  2,900,000          4.70             01/01/97            2,900,000
New York State Local Government VRDN Series 1995 C (Landesbank
   Hessen-Thueringen Girozentrale LOC)(A-1+/VMIG1)
  3,900,000          4.00             01/07/97            3,900,000
New York State Local Government VRDN Series 1995 G (National
   Westminster Bank LOC)(A-1+/MIG1)
  4,550,000          3.85             01/07/97            4,550,000
-------------------------------------------------------------------
                                                        $51,110,135
-------------------------------------------------------------------
North Carolina--6.8%
Rockingham County PCRB for Philip Morris Company Series
   1992(A-1/P-1)
$ 7,700,000          4.15%            01/07/97          $ 7,700,000
Wake County PCRB for Carolina Power & Light Series 1990 A (Fuji
   Bank LOC)(A-2/P-1)
 18,870,000          3.55             02/10/97           18,870,000
Wake County PCRB for Carolina Power & Light Series 1990 B (Fuji
   Bank LOC)(A-2/P-1)
 10,000,000          3.75             02/13/97           10,000,000
-------------------------------------------------------------------
                                                        $36,570,000
-------------------------------------------------------------------
Ohio--2.2%
Columbus Electric System RB Series 1984 (Union Bank of Switzerland
   LOC)(VMIG1)
$12,000,000          3.35%            01/31/97          $12,000,000
-------------------------------------------------------------------
Oregon--1.7%
Portland Public Grain Elevator RB for Columbia Grain, Inc. Series
   1984 (Fuji Bank/Bank of Tokyo LOC)(VMIG1)
$ 9,450,000          4.25%            01/07/97          $ 9,450,000
-------------------------------------------------------------------
Pennsylvania--0.8%
Philadelphia TRANS Series 1996-7 A(SP-1/MIG1)
$ 4,500,000          4.50%            06/30/97          $ 4,511,725
-------------------------------------------------------------------
Puerto Rico--2.3%
Commonwealth of Puerto Rico TRANS Series 1997 A(SP-1+/MIG1)
$12,500,000          4.00%            07/30/97          $12,540,250
-------------------------------------------------------------------
South Carolina--1.1%
York County Floating/Fixed Rate PCRB Pooled Series 1984 N, North
   Carolina Electric Membership Corp. (CFC)(A-1+/MIG1)
$ 5,775,000          4.15%            01/07/97          $ 5,775,000
-------------------------------------------------------------------
Tennessee--0.6%
Blount County PCRB for Aluminum Company of America Series 1992
   (A-1)
$ 2,450,000          4.15%            01/07/97          $ 2,450,000
Bradley County VRDN for Olin Corp. Series 1993 C (Wachovia Bank of
   North Carolina LOC)(A-1+)
    600,000          5.25             01/01/97              600,000
-------------------------------------------------------------------
                                                        $ 3,050,000
-------------------------------------------------------------------

------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)

December 31, 1996

-------------------------------------------------------------------
 Principal          Interest           Maturity          Amortized
  Amount              Rate               Date              Cost
===================================================================

Texas--10.5%
Gulf Coast Waste Disposal Authority PCRB for Monsanto Corp. Series
   1996(P-1)
$ 5,300,000          4.20%            01/07/97          $ 5,300,000
Harris County Hospital RB for Children's Hospital Series 1989
   B-2(VMIG1)
 10,000,000          4.10             01/07/97           10,000,000
Harris County Toll Road Adjustable/Fixed Rate Series 1994 C
   (A-1+/VMIG1)
  1,500,000          4.05             01/07/97            1,500,000
Houston GO Series A(A-1+/P-1)
  5,000,000          3.50             03/12/97            5,000,000
Lower Colorado River Authority CP Notes Series C(A-1/P-1)
  7,000,000          3.50             03/13/97            7,000,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 17,700,000          5.00             01/02/97           17,700,000
State of Texas TRANS Series 1996(SP-1+/MIG1)
 10,000,000          4.75             08/29/97           10,050,571
-------------------------------------------------------------------
                                                        $56,550,571
-------------------------------------------------------------------
Virginia--4.6%
Louisa IDA PCRB for Virginia Electric & Power Series 1984(A-1/P-1)
$ 3,900,000          3.65%            01/24/97          $ 3,900,000
  1,500,000          3.60             01/29/97            1,500,000
  4,000,000          3.60             02/18/97            4,000,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
  3,500,000          4.10             01/07/97            3,500,000
York County IDA PCRB for Virginia Electric & Power Series 1985
   (A-1/A3)
  9,000,000          3.70             01/14/97            9,000,000
  2,900,000          3.60             02/05/97            2,900,000
-------------------------------------------------------------------
                                                        $24,800,000
-------------------------------------------------------------------
Washington--4.4%
Washington Healthcare Facility Authority VRDN for Sisters of
  Providence Series 1985 B and E(A-1+/VMIG1)
$ 2,900,000          5.00%            01/01/97          $ 2,900,000
Washington Public Power Supply Project Electric RB Series 1993 A-2
   (Bank of America LOC)(A-1/VMIG1)
 20,880,000          4.10             01/07/97           20,880,000
-------------------------------------------------------------------
                                                        $23,780,000
-------------------------------------------------------------------
Wisconsin--1.5%
Milwaukee IDRB Multi-Modal for Pharmacia & Upjohn, Inc. Series
   1994(P-1)
$ 8,000,000          4.60%            01/07/97          $ 8,000,000
-------------------------------------------------------------------
Wyoming--0.3%
Converse County PCRB for Pacificorp. Series 1994(AMBAC)
   (A-1/VMIG1)
$ 1,700,000          5.00%            01/01/97          $ 1,700,000
-------------------------------------------------------------------
Total Investments                                      $540,553,164/(a)/
===================================================================

/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rates indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund   (continued)
December 31, 1996

================================================================================
Investment Abbreviations:

ACES    --Adjustable Convertible Extendible
          Securities

AMBAC   --Insured by American Municipal Bond
          Assurance Corp.

CFC     --Unconditionally guaranteed by CFC, Cooperative Finance Corp.

CP      --Commercial Paper

FGIC    --Insured by Financial Guaranty Insurance Co.
FHLB    --Federal Home Loan Bank
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
IDRB    --Industrial Development Revenue Bond
LOC     --Letter of Credit
MBIA    --Insured by Municipal Bond Investors
          Assurance
MF Hsg. --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RANS    --Revenue Anticipation Notes
RB      --Revenue Bond
TRANS   --Tax Revenue Anticipation Notes
VRDN    --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Prime                             Treasury                              Tax-Free
                                              Obligations      Money Market       Obligations        Government        Money Market
                                                 Fund             Fund               Fund               Fund               Fund
                                            =======================================================================================
Assets:
Investments in securities, at value
   based on amortized cost                  $4,373,112,279    $2,964,020,412    $ 3,106,195,212     $1,230,446,987     $540,553,164
Interest receivable                             11,583,246        11,328,488          2,442,834          3,375,926        2,193,518
Cash                                                88,907            53,776             72,630             25,740          160,336
Deferred organization expenses, net                     --            21,473                 --                 --           39,662
Other assets                                       107,980            65,537            181,145            117,177           14,269
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                            4,384,892,412     2,975,489,686      3,108,891,821      1,233,965,830      542,960,949
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Dividends payable                               23,926,806        16,502,413         12,829,625          5,834,710        1,711,051
Accrued expenses and other liabilities             989,400           969,498            919,263            588,231          164,840
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                          24,916,206        17,471,911         13,748,888          6,422,941        1,875,891
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                              4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
Accumulated undistributed net realized
   gain (loss) on investments                        1,090               954             80,038             26,484          (12,859)
===================================================================================================================================
     Net assets                             $4,359,976,206    $2,958,017,775     $3,095,142,933    $ 1,227,542,889     $541,085,058
===================================================================================================================================
Net asset value, offering and redemption
   price per share (net assets/shares
   outstanding)                                      $1.00             $1.00              $1.00              $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
FST shares                                   3,901,792,070     2,540,361,007      2,290,967,452        858,743,905      440,850,118
FST Administration shares                      215,900,253       165,764,727        536,903,385        145,103,169       51,661,795
FST Service shares                             115,154,059       234,380,537        220,555,465        223,556,901       19,855,446
FST Preferred shares                           127,128,734        17,510,550         46,636,593            112,430       28,730,558
-----------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest
   outstanding, $0.01 par value
   (unlimited number of shares
   authorized)                               4,359,975,116     2,958,016,821      3,095,062,895      1,227,516,405      541,097,917
===================================================================================================================================




--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

---------------------------------------------------------------------------------------------------------------------------------
                                                  Prime                             Treasury                         Tax-Free
                                               Obligations      Money Market      Obligations        Government    Money Market
                                                  Fund              Fund              Fund              Fund           Fund
                                               ==================================================================================
Investment income:
Interest income                                $273,607,363      $168,464,120      $ 130,875,226     $69,659,598      $19,750,787
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                           3,751,933         2,295,135         1,818,328         961,337          420,548
Account administration fees                       6,503,286         3,978,642         3,152,251       1,667,071          728,870
Custodian fees                                      591,036           401,612           349,064         224,733           31,788
Registration fees                                   143,509           118,595           229,757         143,620           24,284
Trustee fees                                         78,242            51,602            31,550          16,933            9,385
Amortization of deferred organization expenses           --             9,065                --              --           15,626
Other                                               325,076           181,947           184,245          95,419           59,633
---------------------------------------------------------------------------------------------------------------------------------
     Total expenses                              11,393,082         7,036,598         5,765,195       3,109,113        1,290,134
     Less--Expenses reimbursable and fees
       waived by Goldman Sachs                   (2,388,496)       (1,598,929)       (1,400,520)       (800,866)        (302,339)
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                 9,004,586         5,437,669         4,364,675       2,308,247          987,795
     Administration share fees                      527,357           474,043         1,100,814         250,618          128,721
     Service share fees                             541,076           271,936           849,624       1,258,434           91,599
     Preferred share fees                            42,963             2,874            15,097             395           13,155
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses and share fees                 10,115,982         6,186,522         6,330,210       3,817,694        1,221,270
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                           263,491,381       162,277,598       124,545,016      65,841,904       18,529,517
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)  on investment
   transactions                                     105,304           189,110           587,091         136,538           (5,995)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                  $263,596,685      $162,466,708      $125,132,107     $65,978,442      $18,523,522
==================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                               Prime                              Treasury                               Tax-Free
                                            Obligations       Money Market       Obligations         Government        Money Market
                                                Fund             Fund               Fund                Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                     $    263,491,381    $  162,277,598    $   124,545,016    $   65,841,904    $  18,529,517
Net realized gain (loss) on
   investment transactions                         105,304           189,110            587,091           136,538           (5,995)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase  in net assets
        resulting from operations              263,596,685       162,466,708        125,132,107        65,978,442       18,523,522
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                 (245,389,523)     (149,928,272)       (93,857,124)      (48,867,861)     (15,981,710)
   FST Administration shares                   (10,697,750)       (9,558,151)       (21,870,105)       (5,023,737)      (1,593,538)
   FST Service shares                           (5,164,431)       (2,628,897)        (8,020,699)      (11,930,553)        (522,532)
   FST Preferred shares                         (2,239,677)         (162,278)          (797,088)          (19,753)        (431,737)
Net realized gain on investment transactions
   FST shares                                     (128,847)         (173,838)          (385,734)          (81,682)              --
   FST Administration shares                        (5,617)          (11,082)           (89,882)           (8,397)              --
   FST Service shares                               (2,712)           (3,048)           (32,963)          (19,942)              --
   FST Preferred shares                             (1,177)             (188)            (3,276)              (33)              --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to
        shareholders                          (263,629,734)     (162,465,754)      (125,056,871)      (65,951,958)     (18,529,517)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares               48,481,127,400    44,257,102,764     20,383,057,696    14,111,648,633    4,669,259,507
Reinvestment of dividends and
   distributions                               126,514,648        91,077,089         45,060,831        21,912,928        6,495,873
Cost of shares repurchased                 (47,756,596,271)  (43,600,991,427)   (19,343,068,853)  (13,746,823,336)  (4,623,830,243)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share
        transactions                           851,045,777       747,188,426      1,085,049,674       386,738,225       51,925,137
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                            851,012,728       747,189,380      1,085,124,910       386,764,709       51,919,142
Net Assets:
Beginning of year                            3,508,963,478     2,210,828,395      2,010,018,023       840,778,180      489,165,916
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  4,359,976,206    $2,958,017,775    $ 3,095,142,933    $1,227,542,889    $ 541,085,058
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Year Ended December 31, 1995


------------------------------------------------------------------------------------------------------------------------------------
                                              Prime                               Treasury                              Tax-Free
                                           Obligations       Money Market       Obligations         Government        Money Market
                                              Fund               Fund               Fund               Fund               Fund
                                           =========================================================================================
From Operations:
Net investment income                   $     247,196,840  $     136,963,014  $     79,821,378   $     38,042,394   $    13,622,900
Net realized gain (loss) on
   investment transactions                         95,511              7,374           781,869             65,308            (6,864)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from operations             247,292,351        136,970,388        80,603,247         38,107,702        13,616,036
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   FST shares                                (236,894,656)      (130,522,374)      (63,729,881)       (34,713,840)      (12,702,550)
   FST Administration shares                   (7,108,569)        (6,351,769)       (9,995,927)        (2,917,098)         (455,025)
   FST Service shares                          (3,193,615)           (88,871)       (6,095,570)          (411,456)         (465,325)
Net realized gain on investment transactions
   FST shares                                     (55,079)            (9,474)         (612,499)           (59,324)               --
   FST Administration shares                       (4,463)              (504)          (99,062)            (5,878)               --
   FST Service shares                              (1,830)                --           (62,143)              (106)               --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders     (247,258,212)      (136,972,992)      (80,595,082)       (38,107,702)      (13,622,900)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions (at $1.00 per share):
Proceeds from sales of shares              35,913,627,249     33,159,975,346    12,055,344,504      8,904,113,596     3,459,116,162
Reinvestment of dividends and
   distributions                               88,104,801         69,894,471        14,492,584         15,345,902         3,954,598
Cost of shares repurchased                (35,375,137,049)   (31,948,570,256)  (11,181,309,002)    (8,391,284,391)   (3,161,776,879)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from share transactions     626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
------------------------------------------------------------------------------------------------------------------------------------
     Total increase                           626,629,140      1,281,296,957       888,536,251        528,175,107       301,287,017
Net Assets:
Beginning of year                           2,882,334,338        929,531,438     1,121,481,772        312,603,073       187,878,899
------------------------------------------------------------------------------------------------------------------------------------
End of year                             $   3,508,963,478  $   2,210,828,395  $  2,010,018,023   $    840,778,180   $   489,165,916
====================================================================================================================================
Summary of Share Transactions (at $1.00 per share):
FST Shares:
   Shares sold                             34,469,057,699     31,539,337,948     8,859,672,375      8,279,786,329     3,135,487,639
   Reinvestment of dividends and
      distributions                            85,898,572         66,409,325        11,189,134         14,336,357         3,262,842
   Shares repurchased                     (34,034,050,903)   (30,399,518,678)   (8,241,356,158)    (7,808,586,957)   (2,873,945,734)
------------------------------------------------------------------------------------------------------------------------------------
                                              520,905,368      1,206,228,595       629,505,351        485,535,729       264,804,747
------------------------------------------------------------------------------------------------------------------------------------
FST Administration shares:
   Shares sold                                721,501,944      1,608,362,145     1,309,118,844        331,435,289       110,334,205
   Reinvestment of dividends and
      distributions                               761,953          3,443,404           845,389            785,525           320,945
   Shares repurchased                        (640,480,667)    (1,540,953,481)   (1,108,896,222)      (304,089,584)      (91,758,941)
------------------------------------------------------------------------------------------------------------------------------------
                                               81,783,230         70,852,068       201,068,011         28,131,230        18,896,209
------------------------------------------------------------------------------------------------------------------------------------
FST Service shares:
   Shares sold                                723,067,606         12,275,253     1,886,553,285        292,891,978       213,294,318
   Reinvestment of dividends and
      distributions                             1,444,276             41,742         2,458,061            224,020           370,811
   Shares repurchased                        (700,605,479)        (8,098,097)   (1,831,056,622)      (278,607,850)     (196,072,204)
------------------------------------------------------------------------------------------------------------------------------------
                                               23,906,403          4,218,898        57,954,724         14,508,148        17,592,925
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares                        626,595,001      1,281,299,561       888,528,086        528,175,107       301,293,881
====================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Financial Square Funds, collectively "the Funds" or individually a "Fund". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Financial Square consists of seven diversified funds: Prime Obligations, Money Market, Treasury Obligations, Government, Tax-Free Money Market , Municipal Money Market (inactive) and Money Market Plus (inactive). The Financial Square Funds offer four classes of shares:
FST shares, FST Administration shares, FST Service shares and FST Preferred shares. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
Each Fund uses the amortized-cost method for valuing portfolio securities which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

C.  Federal Taxes--
-------------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to shareholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
    At December 31, 1996, the Funds' tax year end, the Tax-Free Money Market Fund had approximately $13,000 of capital loss carryforward for U.S. Federal tax purposes. This capital loss carryforward expires in the year 2004.

D.  Deferred Organization Expenses--
------------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

E.  Expenses--
--------------
Expenses incurred by the Funds that do not specifically relate to an individual fund are allocated to the Funds based on each Fund's relative average net assets for the period.
    Shareholders of FST Administration, FST Service and FST Preferred shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) that are directly attributable to such shares.

3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Investment Advisory Agreement. Under the Investment Advisory Agreement, GSAM, subject to general

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996


--------------------------------------------------------------------------------
supervision of the Trust's Board of Trustees, manages the portfolios of the Funds. As compensation for the services rendered under the Investment Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .075% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Until further notice, GSAM has voluntarily agreed to limit certain of each of the Fund's expenses (excluding advisory fees, account administration fees, service organization fees, taxes, interest, brokerage commissions and extraordinary expenses) to the extent that such expenses exceed .01% per annum of that Fund's average daily net assets. These amounts are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
    GSAM also serves as administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers each Fund's business affairs, including providing facilities and transfer agency services. As compensation for the services rendered under the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .13% of each Fund's average daily net assets. These amounts are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and receives no fee. The following chart outlines the waivers and reimbursements for the year ended December 31, 1996 and amounts owed to affiliates and due from GSAM at December 31, 1996 (in thousands):

----------------------------------------------------------------------
                   Adviser   Expense             Amounts   Amounts
                     Fee    Reimburs-            due to    due from
Fund               Waived    ements     Total     GSAM      GSAM
---------------------------------------------------------------------
Prime
  Obligations
  Fund             $1,751     $637     $2,388     $777       $108
---------------------------------------------------------------------
Money
  Market
  Fund              1,142      457      1,599      552         65
---------------------------------------------------------------------
Treasury
  Obligations
  Fund                848      553      1,401      419        155
---------------------------------------------------------------------
Government
  Fund                449      352        801      197        117
---------------------------------------------------------------------
Tax-Free
  Money
  Market
  Fund                217       85        302       86         13
---------------------------------------------------------------------

4.  Administration, Service and Preferred Plans
The Funds have adopted Administration, Service and Preferred Plans to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration, Service and Preferred Plans provide for compensation to the service organizations in an amount up to .25% , .50% and
 .10% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

5.    Line of Credit Facility
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended December 31, 1996, the Funds did not have any borrowings under this facility.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6. Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

7. Joint Repurchase Agreement Accounts
The Funds, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   At December 31, 1996, the Prime Obligations, Money Market, Treasury Obligations and Government Funds had undivided interests in the repurchase agreements in the following joint account, which equaled $297,900,000, $205,200,000, $1,419,100,000 and $351,600,000 in principal amount, respectively.
At December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:

--------------------------------------------------------------------------
Principal             Interest        Maturity                 Amortized
Amount                  Rate            Date                      Cost
--------------------------------------------------------------------------

Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$ 200,000,000           5.50%          01/02/97             $  200,000,000

Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000           6.65           01/02/97              1,000,000,000

Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000             6.25           01/02/97                100,000,000

Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
   U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000           6.75           01/02/97              1,200,000,000

Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933 (U.S.
   Treasury Notes: $129,531,177, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000             6.00           01/02/97                140,800,000

Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
   Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
   Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000             6.75           01/02/97                400,000,000
--------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                    $3,040,800,000
==========================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Fund may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
December 31, 1996

--------------------------------------------------------------------------------
9.  Summary of Share Transactions
Share activity for the year ended December 31, 1996 is as follows:

                                                                                                                      Tax-Free
                                   Prime Obligations     Money Market         Treasury            Government        Money Market
                                         Fund               Fund          Obligations Fund           Fund               Fund
                                   ------------------------------------------------------------------------------------------------
FST Shares:
Shares sold                         44,941,258,260      41,611,799,874      15,303,462,361      11,674,849,553      4,186,677,890
Reinvestment of dividends and
   distributions                       120,569,689          84,724,371          33,617,264          19,640,980          4,879,667
Shares repurchased                 (44,455,790,432)    (41,225,360,339)    (14,633,812,470)    (11,579,631,835)    (4,199,081,918)
                                   ------------------------------------------------------------------------------------------------
                                       606,037,517         471,163,906         703,267,155         114,858,698         (7,524,361)

FST Administration Shares:
Shares sold                          1,718,885,581       2,097,089,351       2,868,056,191       1,074,614,378        177,906,627
Reinvestment of dividends and
   distributions                         2,721,453           5,879,304           4,640,302           1,055,828            844,377
Shares repurchased                  (1,653,602,695)     (2,074,616,324)     (2,618,986,546)     (1,012,951,862)      (148,027,716)
                                   ------------------------------------------------------------------------------------------------
                                        68,004,339          28,352,331         253,709,947          62,718,344         30,723,288

FST Service Shares:
Shares sold                          1,442,987,405         470,852,368       2,117,230,142       1,353,982,373        239,131,409
Reinvestment of dividends and
   distributions                         3,217,249             397,187           6,330,034           1,208,640            449,321
Shares repurchased                  (1,396,329,467)       (241,087,916)     (2,042,124,197)     (1,146,142,260)      (239,585,078)
                                   ------------------------------------------------------------------------------------------------
                                        49,875,187         230,161,639          81,435,979         209,048,753             (4,348)

FST Preferred Shares:
Shares sold                            377,996,154          77,361,171          94,309,002           8,202,329         65,543,581
Reinvestment of dividends and
   distributions                             6,257              76,227             473,231               7,480            322,508
Shares repurchased                    (250,873,677)        (59,926,848)        (48,145,640)         (8,097,379)       (37,135,531)
                                   ------------------------------------------------------------------------------------------------
                                       127,128,734          17,510,550          46,636,593             112,430         28,730,558
                                   ------------------------------------------------------------------------------------------------
Net increase in shares                 851,045,777         747,188,426       1,085,049,674         386,738,225         51,925,137
                                   ================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund
--------------------------------------------------------------------------------

                                                   Income from investment operations
                                                --------------------------------------
                                                                                                                       Ratio of net
                                 Net asset              Net realized     Total                     Net asset           expenses to
                                 value at      Net         gain        income from   Distributions value at              average
                                 beginning  investment  on investment  investment        to           end      Total       net
                                 of period    income     transactions   operations   shareholders   of period return(a)   assets
                                 ---------------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00     $0.0529   $--            $0.0529      $(0.0529)       $1.00      5.41%      0.18%
1996-FST Preferred shares/(c)/...     1.00      0.0346    --             0.0346       (0.0346)        1.00      5.28/(b)/  0.28/(b)/
1996-FST Administration shares ..     1.00      0.0506    --             0.0506       (0.0506)        1.00      5.14       0.43
1996-FST Service shares .........     1.00      0.0478    --             0.0478       (0.0478)        1.00      4.88       0.68

1995-FST shares .................     1.00      0.0586    --             0.0586       (0.0586)        1.00      6.02       0.18
1995-FST Administration shares ..     1.00      0.0559    --             0.0559       (0.0559)        1.00      5.75       0.43
1995-FST Service shares .........     1.00      0.0533    --             0.0533       (0.0533)        1.00      5.49       0.68

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............     1.00      0.0401    --             0.0401       (0.0401)        1.00      4.38/(b)/  0.18/(b)/
1994-FST Administration shares/(d)/   1.00      0.0383    --             0.0383       (0.0383)        1.00      4.12/(b)/  0.43/(b)/
1994-FST Service shares/(d)/.....     1.00      0.0364    --             0.0364       (0.0364)        1.00      3.86/(b)/  0.68/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................     1.00      0.0311    0.0002         0.0313       (0.0313)        1.00      3.18       0.17
1994-FST Administration shares ..     1.00      0.0286    0.0002         0.0288       (0.0288)        1.00      2.92       0.42
1994-FST Service shares .........     1.00      0.0261    0.0002         0.0263       (0.0263)        1.00      2.66       0.67

1993-FST shares .................     1.00      0.0360    0.0007         0.0367       (0.0367)        1.00      3.75       0.18
1993-FST Administration shares/(e)/   1.00      0.0068    0.0001         0.0069       (0.0069)        1.00      3.02/(b)/  0.44/(b)/
1993-FST Service shares .........     1.00      0.0301    0.0007         0.0308       (0.0308)        1.00      3.23       0.68

1992-FST shares .................     1.00      0.0572    0.0002         0.0574       (0.0574)        1.00      5.99       0.18
1992-FST Service shares (e)......     1.00      0.0027    --             0.0027       (0.0027)        1.00      4.10/(b)/  0.66/(b)/

For the Period March 8, 1990 (f)
--------------------------------
through January 31,
-------------------

1991-FST shares .................     1.00      0.0727    --             0.0727       (0.0727)        1.00      8.27/(b)/  0.18/(b)/

                                                          Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                     ----------------------------
                                             Net                     Ratio of net
                                          assets at    Ratio of       investment
                                             end      expenses to      income to
                                          of period   average net     average net
                                          (in 000's)    assets          assets
                                         ----------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................         $3,901,797      0.23%           5.24%
1996-FST Preferred shares/(c)/...            127,126      0.33/(b)/       5.14/(b)/
1996-FST Administration shares ..            215,898      0.48            5.01
1996-FST Service shares .........            115,154      0.73            4.73

1995-FST shares .................          3,295,791      0.22            5.82
1995-FST Administration shares ..            147,894      0.47            5.55
1995-FST Service shares .........             65,278      0.72            5.29

For the Period Ended December 31,
---------------------------------

1994-FST shares/(d)/.............          2,774,849      0.24/(b)/       4.32/(b)/
1994-FST Administration shares/(d)/           66,113      0.49/(b)/       4.12/(b)/
1994-FST Service shares/(d)/.....             41,372      0.74/(b)/       3.92/(b)/

For the Years Ended January 31,
-------------------------------

1994-FST shares .................          1,831,413      0.25            3.03
1994-FST Administration shares ..             35,250      0.50            2.78
1994-FST Service shares .........             14,001      0.75            2.53

1993-FST shares .................            813,126      0.25            3.53
1993-FST Administration shares/(e)/            1,124      0.52/(b)/       2.88/(b)/
1993-FST Service shares .........                336      0.75            2.94

1992-FST shares .................            917,073      0.27            5.63
1992-FST Service shares/(e)/.....                118      0.74/(b)/       4.02/(b)/

For the Period March 8, 1990/(f)/
---------------------------------
through January 31,
-------------------

1991-FST shares .................            578,495      0.28/(b)/       7.94/(b)/

---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

/(b)/Annualized.

/(c)/FST Preferred share activity commenced on May 1, 1996.

/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

/(e)/FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.

/(f)/Commencement of operations.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund
--------------------------------------------------------------------------------


                                                   Income from investment operations
                                                   =================================
                                      Net Asset                Net realized       Total                         Net asset
                                       value at       Net          gain        income from     Distributions     value at
                                      beginning   investment   on investment    investment          to             end
                                      of period     income     transactions     operations     shareholders     of period
                                     =========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares .................      $1.00        $0.0533      $0.0001         $0.0534        $(0.0534)        $1.00
1996-FST Preferred shares/(c)/...       1.00         0.0348           --          0.0348         (0.0348)         1.00
1996-FST Administration shares ..       1.00         0.0504       0.0001          0.0505         (0.0505)         1.00
1996-FST Service shares .........       1.00         0.0484           --          0.0484         (0.0484)         1.00

1995-FST shares .................       1.00         0.0589           --          0.0589         (0.0589)         1.00
1995-FST Administration shares ..       1.00         0.0561           --          0.0561         (0.0561)         1.00
1995-FST Service shares/(d)/.....       1.00         0.0231           --          0.0231         (0.0231)         1.00

For the Period Ended December 31,
=================================

1994-FST shares/(d)/.............       1.00         0.0305           --          0.0305         (0.0305)         1.00
1994-FST Administration shares
   /(d)/.........................       1.00         0.0298           --          0.0298         (0.0298)         1.00

                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                  ============================
                                                                  Ratio of net         Net                        Ratio of net
                                                    Ratio of net   investment       assets at       Ratio of      investment
                                                    expenses to    income to          end          expenses to     income to
                                       Total        average net    average net     of period       average net    average net
                                     return/(a)/      assets         assets        (in 000's)        assets         assets
                                    ==========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares..................     5.45%           0.18%         5.33%           $2,540,366      0.23%           5.28%
1996-FST Preferred shares/(c)/...     5.31/(b)/       0.28/(b)/     5.23/(b)/           17,510      0.33/(b)/       5.18/(b)/
1996-FST Administration shares...     5.19            0.43          5.04               165,766      0.48            4.99
1996-FST Service shares..........     4.93            0.68          4.84               234,376      0.73            4.79

1995-FST  shares.................     6.07            0.15          5.89             2,069,197      0.23            5.81
1995-FST Adminstration shares....     5.80            0.40          5.61               137,412      0.48            5.53
1995-FST Services shares/(d)/....     5.41/(b)/       0.65/(b)/     4.93/(b)/            4,219      0.73/(b)/       4.85/(b)/

For the Period Ended December 31,
=================================
1994-FST shares/(d)/.............     4.91/(b)/       0.11/(b)/     4.88/(b)/          862,971      0.25/(b)/       4.74/(b)/
1994-FST Adminstration shares/(d)/    4.65/(b)/       0.36/(b)/     4.82/(b)/           66,560      0.50/(b)/       4.68/(b)/

------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST, FST Adminstration and FST Service share activity commenced May 18,
     1994, May 20, 1994 and July 14, 1995, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net       gain (loss)     from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0522     $0.0003      $0.0525      $(0.0524)      $1.00        5.35%
1996-FST Preferred shares/(c)/...     1.00     0.0342      0.0001       0.0343       (0.0343)       1.00        5.24/(b)/
1996-FST Administration shares ..     1.00     0.0497      0.0002       0.0499       (0.0498)       1.00        5.09
1996-FST Service shares .........     1.00     0.0472      0.0002       0.0474       (0.0474)       1.00        4.83

1995-FST shares .................     1.00     0.0573      0.0005       0.0578       (0.0578)       1.00        5.96
1995-FST Administration shares ..     1.00     0.0547      0.0005       0.0552       (0.0552)       1.00        5.69
1995-FST Service shares .........     1.00     0.0521      0.0005       0.0526       (0.0526)       1.00        5.43

For the Year Ended December 31,
-------------------------------
1994-FST shares/(d)/.............     1.00     0.0379     (0.0001)      0.0378       (0.0378)       1.00        4.23/(b)/
1994-FST Administration shares
  /(d)/..........................     1.00     0.0388     (0.0001)      0.0387       (0.0387)       1.00        3.97/(b)/
1994-FST Service shares/(d)/.....     1.00     0.0349     (0.0001)      0.0348       (0.0348)       1.00        3.71/(b)/

For the Year Ended December 31,
-------------------------------
1994-FST shares .................     1.00     0.0301      0.0007       0.0308       (0.0307)       1.00        3.11
1994-FST Administration shares ..     1.00     0.0276      0.0006       0.0282       (0.0281)       1.00        2.85
1994-FST Service shares .........     1.00     0.0251      0.0008       0.0259       (0.0256)       1.00        2.60

1993-FST shares .................     1.00     0.0342      0.0012       0.0354       (0.0355)       1.00        3.69
1993-FST Administration shares
  /(e)/..........................     1.00     0.0009          --       0.0009       (0.0009)       1.00        2.83/(b)/
1993-FST Service shares .........     1.00     0.0296      0.0016       0.0312       (0.0309)       1.00        3.17

1992-FST shares .................     1.00     0.0549      0.0015       0.0564       (0.0561)       1.00        5.84
1992-FST Service shares/(e)/.....     1.00     0.0113      0.0006       0.0119       (0.0116)       1.00        4.47/(b)/

For the Period March 8, 1990/(f)/through January 31,
-------------------------------------------
1991-FST shares .................     1.00     0.0600      0.0006       0.0606       (0.0605)       1.00        8.06/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.22%       $2,291,051         0.24%             5.16%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.11/(b)/       46,637         0.34/(b)/         5.05/(b)/
1996-FST Administration shares ..    0.43            4.97           536,895         0.49              4.91
1996-FST Service shares .........    0.68            4.72           220,560         0.74              4.66

1995-FST shares .................    0.18            5.73         1,587,715         0.23              5.68
1995-FST Administration shares ..    0.43            5.47           283,186         0.48              5.42
1995-FST Service shares .........    0.68            5.21           139,117         0.73              5.16

For the Period Ended December 31,
-------------------------------
1994-FST shares/(d)/.............    0.18/(b)/       4.13/(b)/      958,196         0.25/(b)/         4.06/(b)/
1994-FST Administration shares
  /(d)/..........................    0.43/(b)/       4.24/(b)/       82,124         0.50/(b)/         4.17/(b)/
1994-FST Service shares/(d)/.....    0.68/(b)/       3.82/(b)/       81,162         0.75/(b)/         3.75/(b)/

For the Years Ended January 31,
-------------------------------
1994-FST shares .................    0.17            3.01           812,420         0.24              2.94
1994-FST Administration shares ..    0.42            2.76            24,485         0.49              2.69
1994-FST Service shares .........    0.67            2.51            35,656         0.74              2.44

1993-FST shares .................    0.18            3.42           776,181         0.26              3.34
1993-FST Administration shares
  /(e)/..........................    0.43/(b)/       2.83/(b)/            1         0.51/(b)/         2.75/(b)/
1993-FST Service shares .........    0.68            2.96             5,155         0.76              2.88

1992-FST shares .................    0.18            5.49           413,171         0.28              5.39
1992-FST Service shares/(e)/.....    0.68/(b)/       3.77/(b)/        3,634         0.78/(b)/         3.67/(b)/

For the Period March 8, 1990/(f)/through January 31,
-----------------------------------
1991-FST shares .................    0.21/(b)/       7.74/(b)/      229,988         0.34/(b)/         7.61/(b)/

----------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
/(e)/FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
/(f)/Commencement of operations.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund
--------------------------------------------------------------------------------

                                           Income from investment operations
                                         -------------------------------------
                                   Net                      Net          Total
                                  asset                   realized      income                     Net asset
                                 value at      Net         gain on       from      Distributions   value at
                                 beginning  investment   investment   investment        to          end of      Total
                                 of period   income     transactions  operations    unitholders     period     return /(a)/
                                 ------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1996-FST shares .................    $1.00    $0.0525     $0.0001       $0.0526      $(0.0526)      $1.00        5.38%
1996-FST Preferred shares/(c)/...     1.00     0.0344      0.0001        0.0345       (0.0345)       1.00        5.26/(b)/
1996-FST Administration shares ..     1.00     0.0501      0.0001        0.0502       (0.0502)       1.00        5.12
1996-FST Service shares .........     1.00     0.0474      0.0001        0.0475       (0.0475)       1.00        4.86

1995-FST shares .................     1.00     0.0581      0.0001        0.0582       (0.0582)       1.00        6.00
1995-FST Administration shares ..     1.00     0.0554      0.0001        0.0555       (0.0555)       1.00        5.74
1995-FST Service shares/(d)/.....     1.00     0.0320          --        0.0320       (0.0320)       1.00        5.40/(b)/

For the Period Ended December 31,
---------------------------------

1994-FST shares/(e)/.............     1.00     0.0424          --        0.0424       (0.0424)       1.00        4.36/(b)/
1994-FST Administration shares
  /(e)/..........................     1.00     0.0426          --        0.0426       (0.0426)       1.00        4.10/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............     1.00     0.0256      0.0001        0.0257       (0.0257)       1.00        3.14/(b)/
1993-FST Administration shares
  /(d)/..........................     1.00     0.0120      0.0001        0.0121       (0.0121)       1.00        2.87/(b)/


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ----------------------------
                                                   Ratio of net       Net                         Ratio of net
                                   Ratio of net     investment     assets at     Ratio of net     investment
                                   expenses to      income to         end        expenses to       income to
                                   average net     average net     period of     average net      average net
                                     assets          assets        (in 000's)      assets           assets
                                   ---------------------------------------------------------------------------

For the Year Ended December 31,
-------------------------------
1996-FST shares .................    0.18%           5.25%          $858,769        0.24%             5.19%
1996-FST Preferred shares/(c)/...    0.28/(b)/       5.14/(b)/           112        0.34/(b)/         5.08/(b)/
1996-FST Administration shares ..    0.43            5.01            145,108        0.49              4.95
1996-FST Service shares .........    0.68            4.74            223,554        0.74              4.68

1995-FST shares .................    0.18            5.81            743,884        0.24              5.75
1995-FST Administration shares ..    0.43            5.54             82,386        0.49              5.48
1995-FST Service shares/(d)/.....    0.68/(b)/       5.08/(b)/        14,508        0.74/(b)/         5.02/(b)/

For the Period Ended December 31,
-------------------------------

1994-FST shares/(e)/.............    0.15/(b)/       4.64/(b)/       258,350        0.25/(b)/         4.54/(b)/
1994-FST Administration shares
  /(e)/..........................    0.40/(b)/       4.67/(b)/        54,253        0.50/(b)/         4.57/(b)/

For the Period Ended January 31,
-------------------------------

1993-FST shares/(d)/.............    0.08/(b)/       3.10/(b)/        44,697         0.59/(b)/         2.59/(b)/
1993-FST Administration shares
  /(d)/..........................    0.35/(b)/       2.85/(b)/        14,126         0.76/(b)/         2.44/(b)/
---------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced April 6, 1993, September 1, 1993 and May 16, 1995, respectively. /(e)/The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund
--------------------------------------------------------------------------------

                                                 Income from investment operations
                                               =====================================
                                         Net                      Net          Total
                                        asset                   realized      income                     Net asset
                                       value at      Net         gain on       from      Distributions   value at
                                       beginning  investment   investment   investment        to          end of      Total
                                       of period   income     transactions  operations    shareholders     period     return /(a)/
                                       ===========================================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................   $1.00     $0.0335     --            $0.0335       $(0.0335)      $1.00       3.39%
1996-FST Preferred shares /(c)/.......    1.00      0.0218     --             0.0218        (0.0218)       1.00       3.30/(b)/
1996-FST Administration shares .......    1.00      0.0310     --             0.0310        (0.0310)       1.00       3.13
1996-FST Service shares ..............    1.00      0.0285     --             0.0285        (0.0285)       1.00       2.88

1995-FST shares ......................    1.00      0.0381     --             0.0381        (0.0381)       1.00       3.89
1995-FST Administration shares .......    1.00      0.0354     --             0.0354        (0.0354)       1.00       3.63
1995-FST Service shares ..............    1.00      0.0332     --             0.0332        (0.0332)       1.00       3.38

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................    1.00      0.0156     --             0.0156        (0.0156)       1.00       3.41/(b)/
1994-FST Administration shares /(d)/..    1.00      0.0136     --             0.0136        (0.0136)       1.00       3.19/(b)/
1994-FST Service shares /(d)/.........    1.00      0.0091     --             0.0091        (0.0091)       1.00       3.11/(b)/

                                                                                           Ratios assuming no
                                                                                          waiver of fees and no
                                                                                           expense limitations
                                                                                       ============================
                                                        Ratio of net       Net                         Ratio of net
                                        Ratio of net     investment     assets at       Ratio of        investment
                                        expenses to      income to        end of      expenses to       income to
                                        average net     average net       period      average net      average net
                                          assets          assets        (in 000's)      assets           assets
                                        ===========================================================================
For the Year Ended December 31,
===============================
1996-FST shares ......................     0.18%          3.35%           $440,838        0.23%             3.30%
1996-FST Preferred shares /(c)/.......     0.28/(b)/      3.26/(b)/         28,731        0.33/(b)/         3.21/(b)/
1996-FST Administration shares .......     0.43           3.10              51,661        0.48              3.05
1996-FST Service shares ..............     0.68           2.85              19,855        0.73              2.80

1995-FST shares ......................     0.14           3.81             448,367        0.24              3.71
1995-FST Administration shares .......     0.39           3.54              20,939        0.49              3.44
1995-FST Service shares ..............     0.64           3.32              19,860        0.74              3.22

For the Period Ended December 31,
=================================
1994-FST shares /(d)/.................     0.07/(b)/      3.42/(b)/        183,570        0.31/(b)/         3.18/(b)/
1994-FST Administration shares /(d)/..     0.32/(b)/      3.25/(b)/          2,042        0.56/(b)/         3.01/(b)/
1994-FST Service shares /(d)/.........     0.57/(b)/      3.32/(b)/          2,267        0.81/(b)/         3.08/(b)/

---------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/FST Preferred share activity commenced on May 1, 1996.
/(d)/FST share, FST Administration share and FST Service share activity commenced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Money Market Trust--Financial Square Funds:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Money Market Trust--Financial Square Funds (a Massachusetts business trust comprising the Prime Obligations, Money Market, Treasury Obligations, Government and Tax-Free Money Market Funds), including the statements of investments, as of December 31, 1996, and the related statements of operations, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Financial Square Funds as of December 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


-------------------------------------    ---------------------------------------

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--------------------------------------  ----------------------------------------

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                                      30

--------------------------------------------------------------------------------



-------------------------------------  -----------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Financial Square Funds Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS*

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered a super-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

--------------------------------------------------------------------------------

* The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

Short-Term Ratings
------------------

P-1: Issuers have a superior ability for repayment of senior short-term promissory obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following charac teristics:

     .  Leading market positions in well established indus tries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.

Short-Term Ratings
------------------

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more suscep tible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Municipal Notes
---------------

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).


     Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

AAA: The highest credit quality. The risk factors are negligi ble, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Duff & Phelps applies modifiers, + and - in the AA and A catego ries for long-term fixed securities. The modifier + indicates that the security ranks in the higher end of the category; the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by strong fundamental protection factors. Risk factors are minor.

D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, D-1+, D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.


FITCH INVESTORS SERVICE CORP.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to fore-seeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA- .

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particu larly strong credit feature a rating of A1+ is assigned.

A2: Short-term obligations rated A2 are supported by a satisfac tory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

AA:The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A: The third highest category; indicates the ability to repay principal and interest is strong. Issuer rated A could be more vulnerable to adverse developments (both internal an external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.